UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:	USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code:	9800 FREDERICKSBURG ROAD
                                                         SAN ANTONIO, TX  78288

Name and address of agent for service:			KRISTEN MILLAN
                                                   USAA MUTUAL FUNDS TRUST
                                                   9800 FREDERICKSBURG ROAD
                                                   SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORTS FOR PERIOD ENDING JULY 31, 2018


[LOGO OF USAA]
   USAA(R)

                                        [GRAPHIC OF USAA AGGRESSIVE GROWTH FUND]

 ==============================================================

        ANNUAL REPORT
        USAA AGGRESSIVE GROWTH FUND
        FUND SHARES o INSTITUTIONAL SHARES
        JULY 31, 2018

 ==============================================================

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

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PRESIDENT'S MESSAGE

"INVESTORS WHO ARE OVERLY CONCENTRATED IN
PARTICULAR ASSET CLASSES COULD BE CARRYING MORE     [PHOTO OF BROOKS ENGLEHARDT]
RISK IN THEIR PORTFOLIOS THAN THEY REALIZE. THIS IS
TRUE EVEN FOR THOSE WHO THINK THEY ARE DIVERSIFIED."

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SEPTEMBER 2018

U.S. stocks advanced during the opening months of the reporting period ended July 31, 2018, while bond prices remained relatively range bound. The situation was similar when the reporting period ended. A casual observer might think this reporting period was rather uneventful; however, the opposite is true.

At first, stocks recorded gains, supported by robust global economic growth and better-than-expected corporate earnings. Bond prices were generally steady, even as the Federal Reserve (the Fed) continued to raise short-term interest rates. In December 2017, federal tax legislation was passed by Congress and signed into law by President Trump. The new law, which became effective in January 2018, lowered the corporate tax rate from 35% to 21% and was widely expected to increase companies' cash flows and bottom lines.

In February 2018, volatility--noticeably absent during 2017--re-emerged. U.S. stocks fell and long-term interest rates rose as inflation fears surfaced. In March and April 2018, U.S. inflation climbed above the Fed's 2% target, suggesting that the central bank might increase the pace of its interest rate increases. Market turbulence continued through the rest of the reporting period, fueled by tensions between the United States and its trading partners and the imposition of tariffs. Other geopolitical events also roiled the markets, including the potential that Italy's incoming government might try to weaken that country's role in the European Union; U.S.-North Korea tensions, along with a high-profile summit in Singapore; and a meeting in Helsinki between President Trump and Russia's president, Vladimir Putin.

At the same time, global economic growth softened. Weaker growth, combined with trade-related political rhetoric led a number of central banks to postpone planned interest rate increases. In the United States, however, as the economic expansion continued and the job market improved, the Fed maintained its slow-and-steady approach to raising interest rates, boosting them in December 2017 and again in March and June 2018. Fed policymakers also increased the projected total number of 2018 interest rate increases from three to four. At the end of the reporting period, the market

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

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appeared to believe that the Fed would take action in September and December
2018.

For the reporting period overall, U.S. stocks recorded double-digit gains. Bond prices were generally unchanged, though high-yield securities and tax-exempt bonds produced positive returns. Meanwhile, the U.S. Treasury yield curve flattened as shorter-term yields rose more than longer-term yields. We believe a flattening yield curve raises concerns because it might be followed by an inversion, in which two-year yields are higher than 10-year yields. A yield-curve inversion has sometimes signaled an approaching recession.

At USAA Investments, although we believe there is little chance of a recession in the next reporting period, we expect to hear a lot of media "noise" about trade in the coming months, as well as on other issues that could provoke an emotional reaction from investors. We recommend that investors focus on information that can provide the perspective they need to manage their investments.

Investors may also want to make sure their portfolios are adequately diversified. The primary benefit of diversification is long-term risk management. Investors who are overly concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This is true even for those who think they are diversified. U.S. stocks have outperformed for some time, so their weighting within a portfolio could have grown rather large and might need to be rebalanced.

Now that the summer is over, you may want to review your financial situation. Please give our financial advisors a call. At USAA Investments, we are committed to helping you meet your financial objectives.

In the months ahead, we will continue to monitor the financial markets, economic conditions, Fed monetary policy, shifts in interest rates, and other matters that could potentially affect your investments. On behalf of everyone here at USAA Investments, thank you for allowing us to help with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

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

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TABLE OF CONTENTS

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
MANAGERS' COMMENTARY ON THE FUND                                              1

INVESTMENT OVERVIEW                                                           5

FINANCIAL INFORMATION

   Distributions to Shareholders                                             10

   Report of Independent Registered
     Public Accounting Firm                                                  11

   Portfolio of Investments                                                  12

   Notes to Portfolio of Investments                                         18

   Financial Statements                                                      19

   Notes to Financial Statements                                             23

   Financial Highlights                                                      39

EXPENSE EXAMPLE                                                              41

ADVISORY AGREEMENT(S)                                                        43

TRUSTEES' AND OFFICERS' INFORMATION                                          48

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

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

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MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN B. JARES, CFA                             JOHN P. TOOHEY, CFA
    CRAIG BEHNKE, CFA

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o   HOW DID THE OVERALL MARKET PERFORM DURING THE REPORTING PERIOD?

    The broad U.S. stock market posted gains for the reporting period ended July 31, 2018. Entering the reporting period, equity sentiment was supported by solid economic growth, rising corporate earnings and unemployment in the 4% range. At its September 2017 meeting, the Federal Reserve (the Fed) briefly paused in its efforts to boost short-term interest rates, but announced its intention to begin tapering its portfolio of mortgage-backed and U.S. Treasury securities acquired under the quantitative easing program. While the prospect of higher interest rates generally leads to lower equity valuations, the markets seemed to focus on the Fed's policy shift as confirming the U.S. economic recovery. A rebound in commodity prices and continued low global bond yields further supported equities.

    December 2017 saw investors shrug off the Fed's well-signaled increase in the Fed funds rate, its benchmark overnight lending rate. As 2017 drew to a close, investor optimism was fueled by a tax reform package that included a reduction in the corporate income tax rate from 35% to 21%, as well as incentives for companies to accelerate capital investment and repatriate cash kept overseas.

    U.S. markets started 2018 on a positive note, driven in part by raised earnings estimates based on the tax cuts included in the December 2017 federal tax legislation and continued strong economic activity. However, stocks plummeted in early February 2018. A strong January 2018 employment report raised inflation expectations and led long-term U.S.

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                                           MANAGERS' COMMENTARY ON THE FUND |  1

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    Treasury yields to increase, with the closely-watched 10-year bond threatening to reach 3%. Stocks would recover much of the lost ground before dipping again in March 2018, as the White House announced tariffs on aluminum and steel and increased trade rhetoric, while revelations about Facebook's handling of user data resulted in calls for increased regulation of technology companies.

    Although broad stock indexes would not quite return to the highs attained in the immediate wake of tax reform, the market generally trended up over the last four months of the reporting period, supported by continued economic expansion. In June 2018, the Fed raised the Fed funds rate for the second time in 2018 and projected a total of four increases for calendar year 2018, rather than three. Trade tensions continued to dampen investor sentiment, after months of trade rhetoric, July 2018 saw the U.S. and China unveil matching plans for billions in tariffs. Stocks also faced resistance from higher bond yields, as the early 2018 upward shift in the U.S. Treasury yield curve was sustained through the end of July 2018.

    For the reporting period, U.S. growth stocks notably outperformed their value counterparts. Small-cap stocks outperformed large-cap stocks, in part due to investors seeking to own shares of domestically focused companies that might be less sensitive to a global trade war.

o HOW DID THE USAA AGGRESSIVE GROWTH FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended July 31, 2018, the Fund Shares and Institutional Shares had total returns of 21.57% and 21.54%, respectively. This compares to returns of 22.84% for the Russell 1000(R) Growth Index (the Index) and 21.82% for the Lipper Large-Cap Growth Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager previously

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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2  | USAA AGGRESSIVE GROWTH FUND

================================================================================

    employed dedicated resources to support the research, selection, and monitoring of subadvisers to the Fund. Wellington Management Company LLP (Wellington Management) and Winslow Capital Management, LLC (Winslow Capital) were previously subadvisers to the Fund. Near the beginning of the period, the Manager terminated its relationships with the subadvisers and took over sole responsibility for the day-to-day discretionary management of the Fund's assets.

o   PLEASE DISCUSS THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD.

    The Fund's performance during the reporting period had a broad base of support, with stock selection supporting relative performance in eight out of the twelve sectors represented in the Fund's index.

    The strongest contributions to performance came from the industrial, financial and consumer staples sectors. Within industrials, railroad CSX Corp., airline United Continental Holdings, Inc., and heavy-equipment manufacturer Caterpillar, Inc.* were the primary contributors to performance. Outperformance in financials came primarily from positions in commodity trading exchange Intercontinental Exchange, Inc., money center banks J.P.Morgan Chase & Co. and Bank of America Corp., and insurance company XL Group, which was acquired by a competitor at a healthy premium. The Fund's positions in grocery store retailer Kroger Co. and energy-drink producer Monster Beverage Corp. contributed the most to relative outperformance in consumer staples.

    Conversely, the health care and consumer discretionary sectors were the largest detractors from relative performance. Within health care, biotechnology company Celgene Corp. underperformed due to mixed results from clinical trials in its candidate drug pipeline, as well as rising competition from generic drug producers at an earlier date than initially anticipated. Additionally, the Fund's position in Ireland-based pharmaceutical multinational Allergan plc lost value as the pricing

    *Caterpillar, Inc. was sold out of the Fund prior to July 31, 2018.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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    environment for drug companies became much more difficult to navigate. Among consumer discretionary stocks, the primary detractors from performance included Norwegian Cruise Line Holdings Ltd., which faced the threat of rising fuel costs along with the prospect of heightened future competition as rivals added capacity, and casino operator MGM Resorts International, which saw weaker trends among its properties in Las Vegas after the incident at Mandalay Bay in October 2017.

    The manager remains cautiously optimistic on the outlook for U.S. equities. The strong economy and corporate tax cuts are driving high levels of earnings growth, while buoyant demand for labor is driving consumer spending. However, there is a risk that inflation could heat up to the point at which the Fed would feel compelled to accelerate its federal funds rate increases in an effort to slow economic growth.

    Thank you for allowing us to help you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.

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4  | USAA AGGRESSIVE GROWTH FUND

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INVESTMENT OVERVIEW

USAA AGGRESSIVE GROWTH FUND SHARES (FUND SHARES)
(Ticker Symbol: USAUX)

--------------------------------------------------------------------------------
                                                7/31/18              7/31/17
--------------------------------------------------------------------------------
Net Assets                                   $1.6 Billion          $1.3 Billion
Net Asset Value Per Share                       $48.92                $43.96

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
    1 YEAR                           5 YEARS                         10 YEARS
    21.57%                           14.47%                           10.09%

--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 7/31/17*
--------------------------------------------------------------------------------
                                    0.81%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

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                                                        INVESTMENT OVERVIEW |  5

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                              LIPPER LARGE-         USAA AGGRESSIVE
                      RUSSELL 1000             CAP GROWTH             GROWTH FUND
                      GROWTH INDEX             FUNDS INDEX              SHARES
 7/31/2008             $10,000.00              $10,000.00             $10,000.00
 8/31/2008              10,107.67               10,026.70               9,914.00
 9/30/2008               8,937.16                8,741.47               8,826.00
10/31/2008               7,363.69                7,214.80               7,520.00
11/30/2008               6,778.06                6,491.05               6,723.00
12/31/2008               6,900.56                6,665.41               6,835.00
 1/31/2009               6,568.61                6,320.85               6,291.00
 2/28/2009               6,074.46                5,908.55               5,871.00
 3/31/2009               6,616.28                6,416.31               6,266.00
 4/30/2009               7,251.49                7,096.14               6,891.00
 5/31/2009               7,610.95                7,484.63               7,364.00
 6/30/2009               7,696.10                7,487.57               7,193.00
 7/31/2009               8,242.73                8,051.78               7,725.00
 8/31/2009               8,413.67                8,210.62               7,943.00
 9/30/2009               8,771.55                8,604.93               8,288.00
10/31/2009               8,652.74                8,434.68               8,139.00
11/30/2009               9,184.30                8,943.43               8,742.00
12/31/2009               9,468.18                9,231.53               8,790.00
 1/31/2010               9,055.02                8,747.88               8,406.00
 2/28/2010               9,366.21                9,058.20               8,647.00
 3/31/2010               9,907.98                9,627.15               9,256.00
 4/30/2010              10,018.69                9,726.17               9,393.00
 5/31/2010               9,253.85                8,944.83               8,712.00
 6/30/2010               8,744.28                8,430.03               8,118.00
 7/31/2010               9,368.02                9,001.80               8,612.00
 8/31/2010               8,930.64                8,559.89               8,168.00
 9/30/2010               9,881.30                9,477.45               9,159.00
10/31/2010              10,353.23                9,975.17               9,593.00
11/30/2010              10,473.47               10,075.00               9,709.00
12/31/2010              11,050.36               10,627.81              10,312.00
 1/31/2011              11,331.58               10,837.52              10,543.00
 2/28/2011              11,702.43               11,130.76              10,887.00
 3/31/2011              11,716.72               11,136.36              10,959.00
 4/30/2011              12,109.10               11,474.04              11,309.00
 5/31/2011              11,977.27               11,334.40              11,122.00
 6/30/2011              11,805.49               11,184.36              10,953.00
 7/31/2011              11,687.16               11,124.51              10,806.00
 8/31/2011              11,070.37               10,376.57              10,065.00
 9/30/2011              10,254.66                9,471.02               9,190.00
10/31/2011              11,380.00               10,607.76              10,390.00
11/30/2011              11,378.90               10,477.21              10,246.00
12/31/2011              11,342.31               10,319.13              10,056.00
 1/31/2012              12,019.35               11,026.47              10,803.00
 2/29/2012              12,594.18               11,675.87              11,359.00
 3/31/2012              13,008.42               12,088.46              11,794.00
 4/30/2012              12,988.33               11,999.59              11,631.00
 5/31/2012              12,155.17               11,079.58              10,662.00
 6/30/2012              12,485.22               11,324.98              10,953.00
 7/31/2012              12,652.59               11,342.50              10,968.00
 8/31/2012              12,993.00               11,768.48              11,359.00
 9/30/2012              13,247.80               12,057.45              11,590.00
10/31/2012              12,861.15               11,638.26              11,075.00
11/30/2012              13,076.51               11,897.21              11,350.00
12/31/2012              13,072.90               11,961.73              11,325.00
 1/31/2013              13,633.19               12,478.05              11,837.00
 2/28/2013              13,802.84               12,544.72              11,917.00
 3/31/2013              14,320.63               12,939.17              12,333.00
 4/30/2013              14,624.61               13,106.89              12,481.00
 5/31/2013              14,896.29               13,452.29              12,869.00
 6/30/2013              14,615.98               13,179.73              12,644.00
 7/31/2013              15,390.94               14,003.79              13,309.00
 8/31/2013              15,127.16               13,835.45              13,063.00
 9/30/2013              15,801.28               14,626.46              13,763.00
10/31/2013              16,500.26               15,239.89              14,334.00
11/30/2013              16,965.72               15,695.40              14,784.00
12/31/2013              17,450.34               16,197.44              15,224.00
 1/31/2014              16,952.86               15,810.78              14,867.00
 2/28/2014              17,825.47               16,717.63              15,642.00
 3/31/2014              17,645.70               16,179.41              15,174.00
 4/30/2014              17,646.42               15,898.07              14,844.00
 5/31/2014              18,196.36               16,475.27              15,433.00
 6/30/2014              18,550.98               16,878.82              15,741.00
 7/31/2014              18,267.01               16,703.98              15,547.00
 8/31/2014              19,103.97               17,397.21              16,216.00
 9/30/2014              18,826.84               17,093.82              16,022.00
10/31/2014              19,322.96               17,593.56              16,505.00
11/30/2014              19,935.27               18,036.71              17,056.00
12/31/2014              19,727.58               17,871.76              16,855.00
 1/31/2015              19,425.49               17,580.88              16,526.00
 2/28/2015              20,720.31               18,689.66              17,602.00
 3/31/2015              20,484.66               18,487.27              17,295.00
 4/30/2015              20,587.24               18,483.12              17,244.00
 5/31/2015              20,877.03               18,837.50              17,645.00
 6/30/2015              20,509.25               18,661.37              17,444.00
 7/31/2015              21,204.73               19,324.03              18,184.00
 8/31/2015              19,917.00               18,053.77              17,043.00
 9/30/2015              19,424.29               17,438.65              16,526.00
10/31/2015              21,096.84               18,958.81              18,004.00
11/30/2015              21,156.05               19,062.23              18,055.00
12/31/2015              20,845.59               18,874.68              17,866.00
 1/31/2016              19,681.84               17,373.55              16,685.00
 2/29/2016              19,673.44               17,097.29              16,388.00
 3/31/2016              21,000.24               18,073.79              17,314.00
 4/30/2016              20,808.48               18,058.04              17,182.00
 5/31/2016              21,212.56               18,498.06              17,510.00
 6/30/2016              21,129.25               18,133.17              17,432.00
 7/31/2016              22,126.59               19,172.89              18,249.00
 8/31/2016              22,016.66               19,151.74              18,153.00
 9/30/2016              22,097.20               19,350.65              18,272.00
10/31/2016              21,578.29               18,906.38              17,825.00
11/30/2016              22,047.80               18,970.93              17,911.00
12/31/2016              22,320.73               18,976.81              17,995.00
 1/31/2017              23,072.91               19,869.50              18,778.00
 2/28/2017              24,031.25               20,620.72              19,542.00
 3/31/2017              24,309.21               20,924.66              19,733.00
 4/30/2017              24,865.16               21,530.76              20,257.00
 5/31/2017              25,511.72               22,272.72              20,868.00
 6/30/2017              25,444.51               22,244.83              20,839.00
 7/31/2017              26,120.81               22,936.92              21,520.00
 8/31/2017              26,599.64               23,282.76              21,867.00
 9/30/2017              26,945.48               23,499.03              22,048.00
10/31/2017              27,989.54               24,324.09              22,807.00
11/30/2017              28,839.86               24,900.08              23,301.00
12/31/2017              29,064.38               25,020.68              23,403.00
 1/31/2018              31,122.90               27,095.34              25,210.00
 2/28/2018              30,306.83               26,441.58              24,536.00
 3/31/2018              29,475.72               25,766.09              23,905.00
 4/30/2018              29,578.70               25,987.67              24,162.00
 5/31/2018              30,875.18               26,998.64              25,125.00
 6/30/2018              31,172.45               27,297.31              25,520.00
 7/31/2018              32,087.57               27,940.97              26,162.00

                                   [END CHART]

                    Data from 7/31/08 through 7/31/18.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Aggressive Growth Fund Shares to the following benchmarks:

o The unmanaged Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

o The unmanaged Lipper Large-Cap Growth Funds Index tracks the total return performance of funds within the Lipper Large-Cap Growth Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Large-Cap Growth Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

6  | USAA AGGRESSIVE GROWTH FUND

================================================================================

USAA AGGRESSIVE GROWTH FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIAGX)

--------------------------------------------------------------------------------
                                                7/31/18              7/31/17
--------------------------------------------------------------------------------
Net Assets                                  $11.4 Million         $5.6 Million
Net Asset Value Per Share                       $49.55               $44.36

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
     1 YEAR                   5 YEARS                SINCE INCEPTION 8/01/08
     21.54%                    14.61%                          10.49%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/17*
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT        0.73%        AFTER REIMBURSEMENT        0.70%


HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios are reported in the Fund's prospectus dated December 1, 2017, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through November 30, 2018, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.70% of the Institutional Shares' average net assets. If the total annual operating expense ratio of the Institutional Shares is lower than the 0.70%, the Institutional Shares will operate at the lower expense ratio. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2018. These estimated expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective December 1, 2017, an expense limitation was added to the Institutional Shares.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                    LIPPER LARGE-          USAA AGGRESSIVE
                         RUSSELL 1000                CAP GROWTH              GROWTH FUND
                         GROWTH INDEX                FUNDS INDEX         INSTITUTIONAL SHARES
 7/31/2008                $10,000.00                 $10,000.00               $10,000.00
 8/31/2008                 10,107.67                  10,026.70                10,012.00
 9/30/2008                  8,937.16                   8,741.47                 8,915.00
10/31/2008                  7,363.69                   7,214.80                 7,595.00
11/30/2008                  6,778.06                   6,491.05                 6,790.00
12/31/2008                  6,900.56                   6,665.41                 6,909.00
 1/31/2009                  6,568.61                   6,320.85                 6,358.00
 2/28/2009                  6,074.46                   5,908.55                 5,938.00
 3/31/2009                  6,616.28                   6,416.31                 6,342.00
 4/30/2009                  7,251.49                   7,096.14                 6,979.00
 5/31/2009                  7,610.95                   7,484.63                 7,461.00
 6/30/2009                  7,696.10                   7,487.57                 7,291.00
 7/31/2009                  8,242.73                   8,051.78                 7,833.00
 8/31/2009                  8,413.67                   8,210.62                 8,056.00
 9/30/2009                  8,771.55                   8,604.93                 8,410.00
10/31/2009                  8,652.74                   8,434.68                 8,261.00
11/30/2009                  9,184.30                   8,943.43                 8,879.00
12/31/2009                  9,468.18                   9,231.53                 8,926.00
 1/31/2010                  9,055.02                   8,747.88                 8,538.00
 2/28/2010                  9,366.21                   9,058.20                 8,789.00
 3/31/2010                  9,907.98                   9,627.15                 9,413.00
 4/30/2010                 10,018.69                   9,726.17                 9,553.00
 5/31/2010                  9,253.85                   8,944.83                 8,866.00
 6/30/2010                  8,744.28                   8,430.03                 8,265.00
 7/31/2010                  9,368.02                   9,001.80                 8,770.00
 8/31/2010                  8,930.64                   8,559.89                 8,319.00
 9/30/2010                  9,881.30                   9,477.45                 9,330.00
10/31/2010                 10,353.23                   9,975.17                 9,778.00
11/30/2010                 10,473.47                  10,075.00                 9,899.00
12/31/2010                 11,050.36                  10,627.81                10,517.00
 1/31/2011                 11,331.58                  10,837.52                10,760.00
 2/28/2011                 11,702.43                  11,130.76                11,114.00
 3/31/2011                 11,716.72                  11,136.36                11,191.00
 4/30/2011                 12,109.10                  11,474.04                11,549.00
 5/31/2011                 11,977.27                  11,334.40                11,363.00
 6/30/2011                 11,805.49                  11,184.36                11,194.00
 7/31/2011                 11,687.16                  11,124.51                11,051.00
 8/31/2011                 11,070.37                  10,376.57                10,297.00
 9/30/2011                 10,254.66                   9,471.02                 9,406.00
10/31/2011                 11,380.00                  10,607.76                10,635.00
11/30/2011                 11,378.90                  10,477.21                10,492.00
12/31/2011                 11,342.31                  10,319.13                10,300.00
 1/31/2012                 12,019.35                  11,026.47                11,066.00
 2/29/2012                 12,594.18                  11,675.87                11,641.00
 3/31/2012                 13,008.42                  12,088.46                12,092.00
 4/30/2012                 12,988.33                  11,999.59                11,929.00
 5/31/2012                 12,155.17                  11,079.58                10,939.00
 6/30/2012                 12,485.22                  11,324.98                11,239.00
 7/31/2012                 12,652.59                  11,342.50                11,261.00
 8/31/2012                 12,993.00                  11,768.48                11,667.00
 9/30/2012                 13,247.80                  12,057.45                11,910.00
10/31/2012                 12,861.15                  11,638.26                11,383.00
11/30/2012                 13,076.51                  11,897.21                11,670.00
12/31/2012                 13,072.90                  11,961.73                11,647.00
 1/31/2013                 13,633.19                  12,478.05                12,179.00
 2/28/2013                 13,802.84                  12,544.72                12,264.00
 3/31/2013                 14,320.63                  12,939.17                12,697.00
 4/30/2013                 14,624.61                  13,106.89                12,853.00
 5/31/2013                 14,896.29                  13,452.29                13,257.00
 6/30/2013                 14,615.98                  13,179.73                13,027.00
 7/31/2013                 15,390.94                  14,003.79                13,715.00
 8/31/2013                 15,127.16                  13,835.45                13,467.00
 9/30/2013                 15,801.28                  14,626.46                14,190.00
10/31/2013                 16,500.26                  15,239.89                14,782.00
11/30/2013                 16,965.72                  15,695.40                15,247.00
12/31/2013                 17,450.34                  16,197.44                15,705.00
 1/31/2014                 16,952.86                  15,810.78                15,334.00
 2/28/2014                 17,825.47                  16,717.63                16,137.00
 3/31/2014                 17,645.70                  16,179.41                15,658.00
 4/30/2014                 17,646.42                  15,898.07                15,319.00
 5/31/2014                 18,196.36                  16,475.27                15,931.00
 6/30/2014                 18,550.98                  16,878.82                16,254.00
 7/31/2014                 18,267.01                  16,703.98                16,059.00
 8/31/2014                 19,103.97                  17,397.21                16,756.00
 9/30/2014                 18,826.84                  17,093.82                16,554.00
10/31/2014                 19,322.96                  17,593.56                17,060.00
11/30/2014                 19,935.27                  18,036.71                17,633.00
12/31/2014                 19,727.58                  17,871.76                17,428.00
 1/31/2015                 19,425.49                  17,580.88                17,086.00
 2/28/2015                 20,720.31                  18,689.66                18,204.00
 3/31/2015                 20,484.66                  18,487.27                17,893.00
 4/30/2015                 20,587.24                  18,483.12                17,840.00
 5/31/2015                 20,877.03                  18,837.50                18,261.00
 6/30/2015                 20,509.25                  18,661.37                18,050.00
 7/31/2015                 21,204.73                  19,324.03                18,822.00
 8/31/2015                 19,917.00                  18,053.77                17,647.00
 9/30/2015                 19,424.29                  17,438.65                17,112.00
10/31/2015                 21,096.84                  18,958.81                18,647.00
11/30/2015                 21,156.05                  19,062.23                18,704.00
12/31/2015                 20,845.59                  18,874.68                18,511.00
 1/31/2016                 19,681.84                  17,373.55                17,288.00
 2/29/2016                 19,673.44                  17,097.29                16,979.00
 3/31/2016                 21,000.24                  18,073.79                17,944.00
 4/30/2016                 20,808.48                  18,058.04                17,808.00
 5/31/2016                 21,212.56                  18,498.06                18,145.00
 6/30/2016                 21,129.25                  18,133.17                18,071.00
 7/31/2016                 22,126.59                  19,172.89                18,918.00
 8/31/2016                 22,016.66                  19,151.74                18,820.00
 9/30/2016                 22,097.20                  19,350.65                18,946.00
10/31/2016                 21,578.29                  18,906.38                18,483.00
11/30/2016                 22,047.80                  18,970.93                18,572.00
12/31/2016                 22,320.73                  18,976.81                18,660.00
 1/31/2017                 23,072.91                  19,869.50                19,480.00
 2/28/2017                 24,031.25                  20,620.72                20,275.00
 3/31/2017                 24,309.21                  20,924.66                20,456.00
 4/30/2017                 24,865.16                  21,530.76                20,979.00
 5/31/2017                 25,511.72                  22,272.72                21,617.00
 6/30/2017                 25,444.51                  22,244.83                21,592.00
 7/31/2017                 26,120.81                  22,936.92                22,312.00
 8/31/2017                 26,599.64                  23,282.76                22,669.00
 9/30/2017                 26,945.48                  23,499.03                22,855.00
10/31/2017                 27,989.54                  24,324.09                23,639.00
11/30/2017                 28,839.86                  24,900.08                24,147.00
12/31/2017                 29,064.38                  25,020.68                24,255.00
 1/31/2018                 31,122.90                  27,095.34                26,127.00
 2/28/2018                 30,306.83                  26,441.58                25,432.00
 3/31/2018                 29,475.72                  25,766.09                24,780.00
 4/30/2018                 29,578.70                  25,987.67                25,048.00
 5/31/2018                 30,875.18                  26,998.64                26,044.00
 6/30/2018                 31,172.45                  27,297.31                26,455.00
 7/31/2018                 32,087.57                  27,940.97                27,117.00

                                   [END CHART]

                       Data from 7/31/08 through 7/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Aggressive Growth Fund Institutional Shares to the Fund's benchmarks listed above (see page 6 for benchmark definitions).

*The performance of the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Large-Cap Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA AGGRESSIVE GROWTH FUND

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/18 o
                                (% of Net Assets)

Amazon.com, Inc. .........................................................  5.9%
Microsoft Corp. ..........................................................  5.6%
Facebook, Inc., "A" ......................................................  4.1%
Apple, Inc. ..............................................................  3.9%
Visa, Inc., "A" ..........................................................  3.5%
Alphabet, Inc., "A" ......................................................  3.3%
HP, Inc. .................................................................  2.4%
CSX Corp. ................................................................  2.4%
Kroger Co. ...............................................................  2.3%
United Continental Holdings, Inc. ........................................  2.0%

                        o SECTOR ALLOCATION* - 7/31/18 o
                                (% of Net Assets)

                       [PIE CHART OF SECTOR ALLOCATION]

INFORMATION TECHNOLOGY                                                     38.4%
CONSUMER DISCRETIONARY                                                     21.1%
HEALTH CARE                                                                14.8%
INDUSTRIALS                                                                 8.9%
FINANCIALS                                                                  4.7%
CONSUMER STAPLES                                                            3.7%
MATERIALS                                                                   3.3%
ENERGY                                                                      3.1%

                                 [END PIE CHART]

*Does not include money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2018:

          DIVIDEND RECEIVED              LONG-TERM
         DEDUCTION (CORPORATE           CAPITAL GAIN          QUALIFIED INTEREST
           SHAREHOLDERS)(1)           DISTRIBUTIONS(2)              INCOME
         -----------------------------------------------------------------------
                57.45%                  $104,989,000               $137,000
         -----------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2018, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

10  | USAA AGGRESSIVE GROWTH FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA AGGRESSIVE GROWTH FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Aggressive Growth Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management.
Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                          /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
September 21, 2018

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  11

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2018

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES       SECURITY                                                                           (000)
--------------------------------------------------------------------------------------------------------
                EQUITY SECURITIES (98.0%)

                COMMON STOCKS (98.0%)

                CONSUMER DISCRETIONARY (21.1%)
                ------------------------------
                AUTOMOBILE MANUFACTURERS (1.5%)
      79,000    Tesla, Inc.(a),(b)                                                            $   23,553
                                                                                              ----------
                CASINOS & GAMING (2.2%)
     210,000    Las Vegas Sands Corp.                                                             15,099
     642,000    MGM Resorts International                                                         20,140
                                                                                              ----------
                                                                                                  35,239
                                                                                              ----------
                DEPARTMENT STORES (1.6%)
     480,000    Nordstrom, Inc.                                                                   25,157
                                                                                              ----------
                FOOTWEAR (1.3%)
     280,400    NIKE, Inc., "B"                                                                   21,566
                                                                                              ----------
                HOME IMPROVEMENT RETAIL (1.7%)
     141,193    Home Depot, Inc.                                                                  27,888
                                                                                              ----------
                HOTELS, RESORTS & CRUISE LINES (2.1%)
     104,400    Hilton Worldwide Holdings, Inc.                                                    8,212
     525,000    Norwegian Cruise Line Holdings Ltd.(a)                                            26,266
                                                                                              ----------
                                                                                                  34,478
                                                                                              ----------
                INTERNET & DIRECT MARKETING RETAIL (7.8%)
      53,000    Amazon.com, Inc.(a)                                                               94,204
       6,300    Booking Holdings, Inc.(a)                                                         12,781
      52,600    Netflix, Inc.(a)                                                                  17,750
                                                                                              ----------
                                                                                                 124,735
                                                                                              ----------
                MOVIES & ENTERTAINMENT (1.6%)
     225,000    Walt Disney Co.                                                                   25,551
                                                                                              ----------
                RESTAURANTS (1.3%)
      47,000    Chipotle Mexican Grill, Inc.(a)                                                   20,382
                                                                                              ----------
                Total Consumer Discretionary                                                     338,549
                                                                                              ----------

================================================================================

12  | USAA AGGRESSIVE GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES       SECURITY                                                                           (000)
--------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES (3.7%)
                -----------------------
                FOOD RETAIL (2.3%)
   1,254,000    Kroger Co.                                                                    $   36,366
                                                                                              ----------

                SOFT DRINKS (1.4%)
     392,000    Monster Beverage Corp.(a)                                                         23,528
                                                                                              ----------
                Total Consumer Staples                                                            59,894
                                                                                              ----------
                ENERGY (3.1%)
                -------------
                OIL & GAS DRILLING (1.0%)
   1,200,000    Transocean Ltd.(a)                                                                15,444
                                                                                              ----------
                OIL & GAS EQUIPMENT & SERVICES (0.5%)
     210,000    Halliburton Co.                                                                    8,908
                                                                                              ----------
                OIL & GAS EXPLORATION & PRODUCTION (1.6%)
     173,000    Cimarex Energy Co.                                                                17,058
      68,000    EOG Resources, Inc.                                                                8,768
                                                                                              ----------
                                                                                                  25,826
                                                                                              ----------
                Total Energy                                                                      50,178
                                                                                              ----------
                FINANCIALS (4.7%)
                -----------------
                DIVERSIFIED BANKS (2.6%)
     450,000    Bank of America Corp.                                                             13,896
     126,500    J.P.Morgan Chase & Co.                                                            14,541
     256,000    U.S. Bancorp.                                                                     13,571
                                                                                              ----------
                                                                                                  42,008
                                                                                              ----------
                FINANCIAL EXCHANGES & DATA (1.1%)
     237,455    Intercontinental Exchange, Inc.                                                   17,550
                                                                                              ----------
                REGIONAL BANKS (1.0%)
     760,000    KeyCorp.                                                                          15,861
                                                                                              ----------
                Total Financials                                                                  75,419
                                                                                              ----------
                HEALTH CARE (14.8%)
                -------------------
                BIOTECHNOLOGY (4.0%)
     170,000    Alexion Pharmaceuticals, Inc.(a)                                                  22,603
      97,000    Celgene Corp.(a)                                                                   8,739
     218,000    Gilead Sciences, Inc.                                                             16,967
      86,000    Vertex Pharmaceuticals, Inc.(a)                                                   15,054
                                                                                              ----------
                                                                                                  63,363
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES       SECURITY                                                                           (000)
--------------------------------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT (3.7%)
     566,200    Boston Scientific Corp.(a)                                                    $   19,030
     199,640    Danaher Corp.                                                                     20,479
     140,000    Edwards Lifesciences Corp.(a)                                                     19,943
                                                                                              ----------
                                                                                                  59,452
                                                                                              ----------
                LIFE SCIENCES TOOLS & SERVICES (2.6%)
      50,688    Illumina, Inc.(a)                                                                 16,441
     106,050    Thermo Fisher Scientific, Inc.                                                    24,872
                                                                                              ----------
                                                                                                  41,313
                                                                                              ----------
                MANAGED HEALTH CARE (3.0%)
     100,000    Cigna Corp.                                                                       17,942
     121,000    UnitedHealth Group, Inc.                                                          30,640
                                                                                              ----------
                                                                                                  48,582
                                                                                              ----------
                PHARMACEUTICALS (1.5%)
      56,000    Allergan plc                                                                      10,309
     142,000    Eli Lilly & Co.                                                                   14,031
                                                                                              ----------
                                                                                                  24,340
                                                                                              ----------
                Total Health Care                                                                237,050
                                                                                              ----------
                INDUSTRIALS (8.9%)
                ------------------
                AEROSPACE & DEFENSE (0.5%)
      44,200    Raytheon Co.                                                                       8,753
                                                                                              ----------
                AIRLINES (2.0%)
     400,000    United Continental Holdings, Inc.(a)                                              32,160
                                                                                              ----------
                ELECTRICAL COMPONENTS & EQUIPMENT (1.3%)
     120,872    Emerson Electric Co.                                                               8,737
      64,632    Rockwell Automation, Inc.                                                         12,122
                                                                                              ----------
                                                                                                  20,859
                                                                                              ----------
                INDUSTRIAL CONGLOMERATES (1.3%)
     125,686    Honeywell International, Inc.                                                     20,066
                                                                                              ----------
                INDUSTRIAL MACHINERY (0.5%)
      88,928    Dover Corp.                                                                        7,379
                                                                                              ----------
                RAILROADS (3.3%)
     542,000    CSX Corp.                                                                         38,309
     130,000    Kansas City Southern                                                              15,115
                                                                                              ----------
                                                                                                  53,424
                                                                                              ----------
                Total Industrials                                                                142,641
                                                                                              ----------

================================================================================

14  | USAA AGGRESSIVE GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES       SECURITY                                                                           (000)
--------------------------------------------------------------------------------------------------------
                INFORMATION TECHNOLOGY (38.4%)
                ------------------------------
                APPLICATION SOFTWARE (3.8%)
     125,000    Adobe Systems, Inc.(a)                                                        $   30,585
     222,900    salesforce.com, Inc.(a)                                                           30,571
                                                                                              ----------
                                                                                                  61,156
                                                                                              ----------
                DATA PROCESSING & OUTSOURCED SERVICES (5.1%)
     300,293    PayPal Holdings, Inc.(a)                                                          24,666
     415,047    Visa, Inc., "A"(b)                                                                56,754
                                                                                              ----------
                                                                                                  81,420
                                                                                              ----------
                HOME ENTERTAINMENT SOFTWARE (1.0%)
     120,409    Electronic Arts, Inc.(a)                                                          15,503
                                                                                              ----------
                INTERNET SOFTWARE & SERVICES (7.4%)
      43,300    Alphabet, Inc., "A"(a)                                                            53,139
     384,200    Facebook, Inc., "A"(a)                                                            66,305
                                                                                              ----------
                                                                                                 119,444
                                                                                              ----------
                SEMICONDUCTOR EQUIPMENT (1.6%)
     329,000    Applied Materials, Inc.                                                           15,999
      45,000    ASML Holding N.V.                                                                  9,630
                                                                                              ----------
                                                                                                  25,629
                                                                                              ----------
                SEMICONDUCTORS (5.9%)
     165,000    Analog Devices, Inc.                                                              15,863
      42,500    Broadcom, Inc.                                                                     9,425
     197,000    Maxim Integrated Products, Inc.                                                   12,045
      73,300    NVIDIA Corp.                                                                      17,948
     187,000    NXP Semiconductors N.V.(a)                                                        17,828
     128,621    Texas Instruments, Inc.                                                           14,318
     110,000    Xilinx, Inc.                                                                       7,928
                                                                                              ----------
                                                                                                  95,355
                                                                                              ----------
                SYSTEMS SOFTWARE (7.3%)
     849,456    Microsoft Corp.                                                                   90,110
     262,082    Oracle Corp.                                                                      12,496
      77,700    ServiceNow, Inc.(a)                                                               13,672
                                                                                              ----------
                                                                                                 116,278
                                                                                              ----------
                TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (6.3%)
     328,500    Apple, Inc.                                                                       62,510
   1,675,000    HP, Inc.                                                                          38,659
                                                                                              ----------
                                                                                                 101,169
                                                                                              ----------
                Total Information Technology                                                     615,954
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES       SECURITY                                                                           (000)
--------------------------------------------------------------------------------------------------------
                MATERIALS (3.3%)
                ----------------
                CONSTRUCTION MATERIALS (1.8%)
     253,000    Vulcan Materials Co.                                                          $   28,336
                                                                                              ----------
                FERTILIZERS & AGRICULTURAL CHEMICALS (1.5%)
     812,000    Mosaic Co.                                                                        24,449
                                                                                              ----------
                Total Materials                                                                   52,785
                                                                                              ----------
                Total Common Stocks (cost: $1,066,159)                                         1,572,470
                                                                                              ----------
                Total Equity Securities (cost: $1,066,159)                                     1,572,470
                                                                                              ----------

                MONEY MARKET INSTRUMENTS (2.0%)

                GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (2.0%)
  32,598,437    State Street Institutional Treasury Money Market
                  Fund Premier Class, 1.81%(c) (cost: $32,598)                                    32,598
                                                                                              ----------

                SHORT-TERM INVESTMENTS PURCHASED WITH CASH
                COLLATERAL FROM SECURITIES LOANED (1.5%)

                GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.5%)
   7,146,165    Goldman Sachs Financial Square Government Fund Institutional Class, 1.84%(c)       7,146
   1,127,042    Invesco Government & Agency Portfolio Institutional Class, 1.82%(c)                1,127
   9,073,496    Morgan Stanley Institutional Liquidity Funds Government Portfolio
                  Institutional Class, 1.81%(c)                                                    9,074
   5,803,457    Western Asset Institutional Government Reserves Institutional Class, 1.80%(c)      5,803
                                                                                              ----------
                Total Short-Term Investments Purchased with Cash Collateral from
                  Securities Loaned (cost: $23,150)                                               23,150
                                                                                              ----------

                TOTAL INVESTMENTS (COST: $1,121,907)                                          $1,628,218
                                                                                              ==========

================================================================================

16  | USAA AGGRESSIVE GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                         LEVEL 1          LEVEL 2          LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                             $1,572,470               $-               $-      $1,572,470
Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                          32,598                -                -          32,598
Short-Term Investments Purchased
  with Cash Collateral from
  Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                          23,150                -                -          23,150
--------------------------------------------------------------------------------------------------------
Total                                       $1,628,218               $-               $-      $1,628,218
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2017, through July 31, 2018, there were no transfers of securities between levels. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Non-income-producing security.

    (b) The security, or a portion thereof, was out on loan as of July 31, 2018.

    (c) Rate represents the money market fund annualized seven-day yield at July 31, 2018.

See accompanying notes to financial statements.

================================================================================

18  | USAA AGGRESSIVE GROWTH FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including securities
       on loan of $79,503) (cost of $1,121,907)                                               $1,628,218
   Receivables:
       Capital shares sold                                                                           621
       USAA Asset Management Company (Note 7)                                                          2
       Dividends and interest                                                                        197
       Other                                                                                          36
                                                                                              ----------
           Total assets                                                                        1,629,074
                                                                                              ----------
LIABILITIES
   Payables:
       Upon return of securities loaned                                                           23,150
       Capital shares redeemed                                                                       841
   Accrued management fees                                                                           603
   Accrued transfer agent's fees                                                                      35
   Other accrued expenses and payables                                                               122
                                                                                              ----------
           Total liabilities                                                                      24,751
                                                                                              ----------
              Net assets applicable to capital shares outstanding                             $1,604,323
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $  895,100
   Accumulated net realized gain on investments                                                  202,912
   Net unrealized appreciation of investments                                                    506,311
                                                                                              ----------
              Net assets applicable to capital shares outstanding                             $1,604,323
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
          Fund Shares (net assets of $1,592,944/32,564
              capital shares outstanding, no par value)                                       $    48.92
                                                                                              ==========
          Institutional Shares (net assets of $11,379/230
              capital shares outstanding, no par value)                                       $    49.55
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $11)                                             $ 15,152
   Interest                                                                                          461
   Securities lending (net)                                                                          194
                                                                                                --------
      Total income                                                                                15,807
                                                                                                --------
EXPENSES
   Management fees                                                                                 6,623
   Administration and servicing fees:
      Fund Shares                                                                                  2,199
      Institutional Shares                                                                             6
   Transfer agent's fees:
      Fund Shares                                                                                  1,757
      Institutional Shares                                                                             6
   Custody and accounting fees:
      Fund Shares                                                                                    169
      Institutional Shares                                                                             1
   Postage:
      Fund Shares                                                                                     93
   Shareholder reporting fees:
      Fund Shares                                                                                     49
   Trustees' fees                                                                                     33
   Registration fees:
      Fund Shares                                                                                     46
      Institutional Shares                                                                            16
   Professional fees                                                                                  96
   Other                                                                                              27
                                                                                                --------
           Total expenses                                                                         11,121
   Expenses paid indirectly:
      Fund Shares                                                                                     (3)
   Expenses reimbursed:
      Institutional Shares                                                                           (12)
                                                                                                --------
           Net expenses                                                                           11,106
                                                                                                --------
NET INVESTMENT INCOME                                                                              4,701
                                                                                                --------

================================================================================

20  | USAA AGGRESSIVE GROWTH FUND

================================================================================

NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain on:
      Investments                                                                               $233,389
      Foreign currency transactions                                                                    2
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                 47,989
                                                                                                --------
           Net realized and unrealized gain                                                      281,380
                                                                                                --------
   Increase in net assets resulting from operations                                             $286,081
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------------------------------

                                                                               2018                 2017
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                 $    4,701           $    7,334
   Net realized gain on investments                                         233,389              116,452
   Net realized gain on foreign currency transactions                             2                    1
   Change in net unrealized appreciation/(depreciation)
      of investments                                                         47,989               88,479
                                                                         -------------------------------
      Increase in net assets resulting from operations                      286,081              212,266
                                                                         -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                            (6,298)             (10,460)
      Institutional Shares                                                       (8)              (1,182)
                                                                         -------------------------------
           Total distributions of net investment income                      (6,306)             (11,642)
                                                                         -------------------------------
   Net realized gains:
      Fund Shares                                                          (115,619)             (70,679)
      Institutional Shares                                                     (640)              (7,273)
                                                                         -------------------------------
           Total distributions of net realized gains                       (116,259)             (77,952)
                                                                         -------------------------------
      Distributions to shareholders                                        (122,565)             (89,594)
                                                                         -------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                               89,689                7,094
   Institutional Shares                                                       5,146             (128,279)
                                                                         -------------------------------
      Total net increase (decrease) in net assets from capital
           share transactions                                                94,835             (121,185)
                                                                         -------------------------------
   Net increase in net assets                                               258,351                1,487

NET ASSETS
      Beginning of year                                                   1,345,972            1,344,485
                                                                         -------------------------------
      End of year                                                        $1,604,323           $1,345,972
                                                                         ===============================

See accompanying notes to financial statements.

================================================================================

22  | USAA AGGRESSIVE GROWTH FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 50 separate funds. The USAA Aggressive Growth Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of two classes of shares: Aggressive Growth Fund Shares (Fund Shares) and Aggressive Growth Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according

================================================================================

24  | USAA AGGRESSIVE GROWTH FUND

================================================================================

        to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs

================================================================================

26  | USAA AGGRESSIVE GROWTH FUND

================================================================================

    that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended July 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

        The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

        Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

================================================================================

28  | USAA AGGRESSIVE GROWTH FUND

================================================================================

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. For the year ended July 31, 2018, brokerage commission recapture credits reduced the expenses of the Fund Shares and Institutional Shares by $3,000 and less than $500, respectively.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended July 31, 2018, the Fund paid CAPCO facility fees of $11,000, which represents 1.8% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended July 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, non-REIT return of capital dividend, and distributions adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease overdistribution of net investment income and accumulated net realized gain on investments by $1,605,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2018, and 2017, was as follows:

                                                    2018                 2017
                                               ---------------------------------
Ordinary income*                               $ 17,576,000          $16,887,000
Long-term realized capital gain                 104,989,000           72,707,000
                                               ------------          -----------
   Total distributions paid                    $122,565,000          $89,594,000
                                               ============          ===========

================================================================================

30  | USAA AGGRESSIVE GROWTH FUND

================================================================================

As of July 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $ 17,282,000
Undistributed long-term capital gains                                186,647,000
Unrealized appreciation of investments                               505,294,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - At July 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                            NET
                                                  GROSS              GROSS              UNREALIZED
                                                UNREALIZED         UNREALIZED          APPRECIATION/
FUND                         TAX COST          APPRECIATION       DEPRECIATION        (DEPRECIATION)
----------------------------------------------------------------------------------------------------
USAA Aggressive
  Growth Fund             $1,122,924,000       $520,498,000       $(15,204,000)        $505,294,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2018, were $816,305,000 and $852,506,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At July 31, 2018, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

     VALUE OF
SECURITIES ON LOAN             NON-CASH COLLATERAL              CASH COLLATERAL
-------------------------------------------------------------------------------
   $79,503,000                     $57,201,000                    $23,150,000

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2018, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

32  | USAA AGGRESSIVE GROWTH FUND

================================================================================

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                YEAR ENDED                      YEAR ENDED
                                               JULY 31, 2018                  JULY 31, 2017
-------------------------------------------------------------------------------------------------
                                          SHARES          AMOUNT          SHARES          AMOUNT
                                          -------------------------------------------------------
FUND SHARES:
Shares sold                                3,273        $ 150,920          2,293        $  92,063
Shares issued from reinvested
  dividends                                2,757          120,367          2,145           80,147
Shares redeemed                           (3,957)        (181,598)        (4,135)        (165,116)
                                          -------------------------------------------------------
Net increase from capital
  share transactions                       2,073        $  89,689            303        $   7,094
                                          =======================================================
INSTITUTIONAL SHARES:
Shares sold                                  528        $  24,698            321        $  12,903
Shares issued from reinvested
  dividends                                   15              648            224            8,455
Shares redeemed                             (439)         (20,200)        (3,795)        (149,637)
                                          -------------------------------------------------------
Net increase (decrease) from capital
  share transactions                         104        $   5,146         (3,250)       $(128,279)
                                          =======================================================

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the year ended July 31, 2018, Wellington Management Company LLP (Wellington Management) and Winslow Capital Management, LLC (Winslow Capital) served as subadvisers to the Fund until August 31, 2017.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee, which is accrued daily and paid monthly, is computed as a percentage of the Fund's average net assets at

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

annualized rates of 0.50% of the first $750 million of average net assets, 0.40% of that portion of average net assets over $750 million but not over $1.5 billion, and 0.33% of that portion of average net assets over $1.5 billion. For the year ended July 31, 2018, the Fund's effective annualized base fee was 0.45% of the Fund's average net assets for the same period.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Large-Cap Growth Funds Index. The Lipper Large-Cap Growth Funds Index tracks the total return performance of funds within the Lipper Large-Cap Growth Funds category.

The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                               ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                            (IN BASIS POINTS)(1)
    ----------------------------------------------------------------------
    +/- 100 to 400                                  +/- 4
    +/- 401 to 700                                  +/- 5
    +/- 701 and greater                             +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the class had overall negative returns during the performance period.

================================================================================

34   | USAA AGGRESSIVE GROWTH FUND

================================================================================

For the year ended July 31, 2018, the Fund incurred total management fees, paid or payable to the Manager, of $6,623,000. For the year ended July 31, 2018, the Fund Shares and Institutional Shares did not incur any performance adjustment.

SUBADVISORY ARRANGEMENT(S) - The Manager previously had entered into Investment Subadvisory Agreements with Wellington Management Company LLP (Wellington Management) and Winslow Capital Management, LLC (Winslow Capital), under which Wellington Management and Winslow Capital each directed the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager). These arrangements provided for monthly fees that are paid by the Manager. Effective August 31, 2017, Wellington Management and Winslow Capital no longer serve as subadvisors for the Fund.

The Manager (not the Fund) paid Wellington Management a subadvisory fee in the annual amount of 0.325% on the first $300 million, 0.30% on the next $700 million, and 0.28% on assets over $1 billion of the portion of the Fund's average net assets that Wellington Management manages. For the period August 1, 2017 to August 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Wellington Management, of $191,000.

The Manager (not the Fund) paid Winslow Capital a subadvisory fee in the annual amount of 0.40% on the first $100 million, 0.35% on the next $250 million, 0.30% on the next $250 million, and 0.25% on the next $400 million of the portion of the Fund's average net assets that Winslow Capital manages. For the period August 1, 2017 to August 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Winslow Capital, of $175,000.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% and 0.10% of average net assets of the Fund Shares and Institutional Shares, respectively. For the year ended July 31, 2018, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,199,000 and $6,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2018, the Fund reimbursed the Manager $18,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - Effective December 1, 2017, the Manager agreed, through November 30, 2018, to limit the total annual operating expenses of the Institutional Shares to 0.70% of its average net assets, excluding extraordinary expenses, and before reductions of any expenses paid indirectly, and to reimburse the Institutional Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2018 without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2018, the Institutional Shares incurred reimbursable expenses of $12,000, of which $2,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2018, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $1,757,000 and $6,000, respectively. Additionally, the Institutional Shares recorded a capital contribution from SAS of less than $500 at July 31, 2018, for adjustments related to corrections to certain shareholder transactions.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

================================================================================

36  | USAA AGGRESSIVE GROWTH FUND

================================================================================

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 18 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of July 31, 2018, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                0.1
Cornerstone Equity                                                      0.6

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit are effective December 1, 2018. However, Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, delayed other requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule to the Funds' financial statements and various filings.

(10) UPCOMING ACCOUNTING PRONOUNCEMENT

(ASU) 2018-13, FAIR VALUE MEASUREMENT
-------------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. The adoption of this ASU guidance is not expected to have a material impact on the financial statements and other disclosures.

================================================================================

38  | USAA AGGRESSIVE GROWTH FUND

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                             YEAR ENDED JULY 31,
                               --------------------------------------------------------------------------
                                     2018            2017            2016            2015            2014
                               --------------------------------------------------------------------------
Net asset value at
  beginning of period          $    43.96      $    40.02      $    42.55      $    40.90      $    38.44
                               --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .19             .36             .33             .79             .79
  Net realized and
    unrealized gain (loss)           8.79            6.30            (.20)           5.75            5.47
                               --------------------------------------------------------------------------
Total from investment
  operations                         8.98            6.66             .13            6.54            6.26
                               --------------------------------------------------------------------------
Less distributions from:
  Net investment income              (.19)           (.33)           (.33)           (.79)           (.89)
  Realized capital gains            (3.83)          (2.39)          (2.33)          (4.10)          (2.91)
                               --------------------------------------------------------------------------
Total distributions                 (4.02)          (2.72)          (2.66)          (4.89)          (3.80)
                               --------------------------------------------------------------------------
Net asset value at
  end of period                $    48.92      $    43.96      $    40.02      $    42.55      $    40.90
                               ==========================================================================
Total return (%)*                   21.57           17.92             .36           16.96           16.82
Net assets at
  end of period (000)          $1,592,944      $1,340,385      $1,208,124      $1,247,753      $1,093,796
Ratios to average
  net assets:**
  Expenses (%)(a),(b)                 .75             .81             .85             .88             .93
  Net investment income (%)           .32             .57             .30             .30             .17
Portfolio turnover (%)                 57              51              70              55              68

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2018, average net assets were $1,466,817,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(b) Does not include acquired fund fees, if any.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  39

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED JULY 31,
                                   -----------------------------------------------------------------------
                                      2018            2017            2016            2015            2014
                                   -----------------------------------------------------------------------
Net asset value at
  beginning of period              $ 44.36          $40.39        $  42.92        $  41.22        $  38.67
                                   -----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                .14(a)          .21(a)          .44             .21(a)         1.10
  Net realized and
    unrealized gain (loss)            8.93(a)         6.52(a)         (.24)           6.47(a)         5.29
                                   -----------------------------------------------------------------------
Total from investment
  operations                          9.07(a)         6.73(a)          .20            6.68(a)         6.39
                                   -----------------------------------------------------------------------
Less distributions from:
  Net investment income               (.05)           (.37)           (.40)           (.88)           (.93)
  Realized capital gains             (3.83)          (2.39)          (2.33)          (4.10)          (2.91)
                                   -----------------------------------------------------------------------
Total distributions                  (3.88)          (2.76)          (2.73)          (4.98)          (3.84)
                                   -----------------------------------------------------------------------
Net asset value at
  end of period                    $ 49.55          $44.36        $  40.39        $  42.92        $  41.22
                                   =======================================================================
Total return (%)*                    21.54           17.94             .51           17.21           17.09
Net assets at
  end of period (000)              $11,379          $5,587        $136,361        $163,115        $119,051
Ratios to average
  net assets:**
  Expenses (%)(b),(d)                  .75(c)          .73             .70             .68             .68
  Expenses, excluding
    reimbursements (%)(b),(d)          .94             .73             .70             .68             .68
  Net investment income (%)            .30             .54             .45             .50             .43
Portfolio turnover (%)                  57              51              70              55              68

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2018, average net assets were $6,338,000.
(a) Calculated using average shares. For the year ended July 31, 2018, average shares were 140,000.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c) Effective December 1, 2017, the Manager has voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.70% of the Institutional Shares' average net assets.
(d) Does not include acquired fund fees, if any.

================================================================================

40  | USAA AGGRESSIVE GROWTH FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2018, through July 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  41

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                         BEGINNING                 ENDING              DURING PERIOD*
                                       ACCOUNT VALUE            ACCOUNT VALUE         FEBRUARY 1, 2018 -
                                      FEBRUARY 1, 2018          JULY 31, 2018           JULY 31, 2018
                                      ------------------------------------------------------------------
FUND SHARES
Actual                                   $1,000.00               $1,037.80                  $3.74

Hypothetical
  (5% return before expenses)             1,000.00                1,021.12                   3.71

INSTITUTIONAL SHARES
Actual                                    1,000.00                1,037.90                   3.49

Hypothetical
  (5% return before expenses)             1,000.00                1,021.37                   3.46

*Expenses are equal to the annualized expense ratio of 0.74% for Fund Shares and 0.69% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 3.78% for Fund Shares and 3.79% for Institutional Shares for the six-month period of February 1, 2018, through July 31, 2018.

================================================================================

42  | USAA AGGRESSIVE GROWTH FUND

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2018

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2018, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered,

================================================================================

                                                     ADVISORY AGREEMENT(S) |  43

================================================================================

particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional

================================================================================

44  | USAA AGGRESSIVE GROWTH FUND

================================================================================

experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board considered the Manager's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

indicated that the Fund's total expenses were above the median of its expense group and below the median of its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one- and five-year periods ended December 31, 2017, was equal to the average of its performance universe for the three-year period ended December 31, 2017, and was below the average of its performance universe for the ten-year period ended December 31, 2017, and was below its Lipper index for the one-, three-, five- and ten-year periods ended December 31, 2017. The Board also noted that the Fund's percentile performance ranking was in the top 50% of its performance universe for the one-year period ended December 31, 2017, and was in the bottom 50% of its performance universe for the three-, five- and ten-year periods ended December 31, 2017. The Board took into account that the Fund's subadvisers were terminated in 2017 and that the Fund is now being managed by a new portfolio management team. The Board took into account management's discussion of the Fund's performance and continued monitoring of the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for

================================================================================

46  | USAA AGGRESSIVE GROWTH FUND

================================================================================

the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund.
This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that the Manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

ECONOMIES OF SCALE - The Board noted that the Fund has advisory fee breakpoints that allow the Fund to participate in economies of scale and that such economies of scale were currently reflected in the advisory fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that the Fund may realize additional economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 56 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

48  | USAA AGGRESSIVE GROWTH FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

50  | USAA AGGRESSIVE GROWTH FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr.
McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over ten years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

52  | USAA AGGRESSIVE GROWTH FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

54  | USAA AGGRESSIVE GROWTH FUND

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

================================================================================

                                                                  --------------
       USAA                                                          PRSRT STD
       9800 Fredericksburg Road                                    U.S. Postage
       San Antonio, TX 78288                                           PAID
                                                                       USAA
                                                                  --------------

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================================================================================
23417-0918                                   (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                           [GRAPHIC OF USAA CAPITAL GROWTH FUND]

 ==============================================================

        ANNUAL REPORT
        USAA CAPITAL GROWTH FUND
        FUND SHARES o INSTITUTIONAL SHARES
        JULY 31, 2018

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"INVESTORS WHO ARE OVERLY CONCENTRATED IN
PARTICULAR ASSET CLASSES COULD BE CARRYING
MORE RISK IN THEIR PORTFOLIOS THAN THEY             [PHOTO OF BROOKS ENGLEHARDT]
REALIZE. THIS IS TRUE EVEN FOR THOSE WHO
THINK THEY ARE DIVERSIFIED."

--------------------------------------------------------------------------------

SEPTEMBER 2018

U.S. stocks advanced during the opening months of the reporting period ended July 31, 2018, while bond prices remained relatively range bound. The situation was similar when the reporting period ended. A casual observer might think this reporting period was rather uneventful; however, the opposite is true.

At first, stocks recorded gains, supported by robust global economic growth and better-than-expected corporate earnings. Bond prices were generally steady, even as the Federal Reserve (the Fed) continued to raise short-term interest rates. In December 2017, federal tax legislation was passed by Congress and signed into law by President Trump. The new law, which became effective in January 2018, lowered the corporate tax rate from 35% to 21% and was widely expected to increase companies' cash flows and bottom lines.

In February 2018, volatility--noticeably absent during 2017--re-emerged. U.S. stocks fell and long-term interest rates rose as inflation fears surfaced. In March and April 2018, U.S. inflation climbed above the Fed's 2% target, suggesting that the central bank might increase the pace of its interest rate increases. Market turbulence continued through the rest of the reporting period, fueled by tensions between the United States and its trading partners and the imposition of tariffs. Other geopolitical events also roiled the markets, including the potential that Italy's incoming government might try to weaken that country's role in the European Union; U.S.-North Korea tensions, along with a high-profile summit in Singapore; and a meeting in Helsinki between President Trump and Russia's president, Vladimir Putin.

At the same time, global economic growth softened. Weaker growth, combined with trade-related political rhetoric led a number of central banks to postpone planned interest rate increases. In the United States, however, as the economic expansion continued and the job market improved, the Fed maintained its slow-and-steady approach to raising interest rates, boosting them in December 2017 and again in March and June 2018. Fed policymakers also increased the projected total number of 2018 interest rate increases from three to four. At the end of the reporting period, the market

================================================================================

================================================================================

appeared to believe that the Fed would take action in September and December
2018.

For the reporting period overall, U.S. stocks recorded double-digit gains. Bond prices were generally unchanged, though high-yield securities and tax-exempt bonds produced positive returns. Meanwhile, the U.S. Treasury yield curve flattened as shorter-term yields rose more than longer-term yields. We believe a flattening yield curve raises concerns because it might be followed by an inversion, in which two-year yields are higher than 10-year yields. A yield-curve inversion has sometimes signaled an approaching recession.

At USAA Investments, although we believe there is little chance of a recession in the next reporting period, we expect to hear a lot of media "noise" about trade in the coming months, as well as on other issues that could provoke an emotional reaction from investors. We recommend that investors focus on information that can provide the perspective they need to manage their investments.

Investors may also want to make sure their portfolios are adequately diversified. The primary benefit of diversification is long-term risk management. Investors who are overly concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This is true even for those who think they are diversified. U.S. stocks have outperformed for some time, so their weighting within a portfolio could have grown rather large and might need to be rebalanced.

Now that the summer is over, you may want to review your financial situation. Please give our financial advisors a call. At USAA Investments, we are committed to helping you meet your financial objectives.

In the months ahead, we will continue to monitor the financial markets, economic conditions, Fed monetary policy, shifts in interest rates, and other matters that could potentially affect your investments. On behalf of everyone here at USAA Investments, thank you for allowing us to help with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY ON THE FUND                                              1

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

    Distributions to Shareholders                                            12

    Report of Independent Registered
      Public Accounting Firm                                                 13

    Portfolio of Investments                                                 14

    Notes to Portfolio of Investments                                        23

    Financial Statements                                                     24

    Notes to Financial Statements                                            28

    Financial Highlights                                                     42

EXPENSE EXAMPLE                                                              44

ADVISORY AGREEMENT(S)                                                        46

TRUSTEES' AND OFFICERS' INFORMATION                                          54

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------
     [PHOTO OF JOSEPH S. GIROUX]            [PHOTO OF STEPHEN A. LANZENDORF]

     JOSEPH S. GIROUX                       STEPHEN A. LANZENDORF, CFA
     QS Investors, LLC                      QS Investors, LLC
--------------------------------------------------------------------------------

o PLEASE CHARACTERIZE THE PERFORMANCE OF GLOBAL STOCKS DURING THE REPORTING PERIOD.

    Global equity returns were strong across most regions and sectors for the reporting period ending July 31, 2018, although growth slowed during the reporting period, with a strong first half tapering off to more mixed results during the second half of the reporting period.

    The reporting period opened on a positive note, with some equity indexes hitting all-time highs during the third quarter of 2017. Volatility increased in August 2017 but eased in September 2017 as companies continued to post strong earnings and issue optimistic future estimates and outlooks. In this environment, central banks, including those in the United States, United Kingdom (U.K.), and the European Union, announced modest tightening measures. Across sectors, energy and materials led returns as prices increased and stabilized for a number of commodities.

    Global equities advanced again in the fourth quarter of 2017 in U.S. dollar terms, ending the calendar year with double-digit gains. Most major equity markets posted positive returns in each quarter of 2017, in spite of geopolitical tensions in the Middle East and the Korean peninsula as well as interest rate increases in the United States and the U.K. 2017 was the best year for global manufacturing since 2010, with expansion in many large economies, including the United States, Japan,

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    India, Canada, and much of the eurozone. While most developed market central banks kept policy rates steady for 2017, the Bank of England increased interest rates by 0.25% in the fourth quarter. The Federal Reserve also raised rates by 0.25%, its third increase in 2017.

    The persistent trend of global equity strength ended in the first quarter of 2018. February 2018 saw stocks dip into correction territory, despite a backdrop of solid global growth. The selloff appeared to be sparked by data suggesting that U.S. inflation was poised to exceed expectations, leading to fears that the Federal Reserve would accelerate its interest rate-tightening schedule. Aside from inflation, global manufacturing indicators weakened slightly from a near three-and-a-half year high in January 2018. Equities remained volatile through the end of the quarter amid talks of new tariffs and trade friction between the United States and China.

    Nearly all emerging markets and many developed markets declined in U.S. dollar terms in the second quarter of 2018, as the U.S. dollar continued to strengthen and global trade tensions increased. Equity market performance for the second quarter was positive only in a few developed markets, including the United States. Similar to 2017, equity market performance thus far in 2018 has been driven by a narrow segment of stocks. Despite bouts of volatility during the first half of 2018, the rally in momentum/growth stocks has continued, as investors seemed to be focused on seeking growth while disregarding valuations.

    From a regional perspective, U.S. stocks led performance for the reporting period. The strong dollar has not hurt U.S. exports, while employment and manufacturing metrics remain strong. The Japanese and U.K. markets also posted meaningful gains, thanks in large part to energy names, while underperforming the benchmark overall. Japan started the reporting period off strong and then declined late in the reporting period due to yen weakness relative to the U.S. dollar and

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA CAPITAL GROWTH FUND

================================================================================

    slowing exports. U.K. equities saw strong results in the energy sector somewhat offset by negative returns in information technology.

    Of the major regions, continental Europe was the most significant underperformer. While European economic growth appeared quite strong in the beginning of the reporting period, returns within the region were ultimately subdued due to political uncertainty around new governments in Spain and Italy, as well as fears of a potential trade war in the wake of President Trump's announcement of plans to implement tariffs.

    After starting the reporting period with strong positive returns, emerging markets ended the reporting period in negative territory, as sentiment with respect to the segment suffered from the surging U.S. dollar and changing U.S. trading policies. The smaller regions of developed Asia ex-Japan and resource-based Australia, New Zealand, and Canada ended the reporting period with positive returns while lagging the overall benchmark.

o HOW DID THE USAA CAPITAL GROWTH FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended July 31, 2018, the Fund Shares and Institutional Shares had total returns of 11.76% and 11.84%, respectively. This compares to returns of 11.88% for the MSCI World Index (the Index) and 9.84% for the Lipper Global Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. QS Investors, LLC (QS Investors) is the subadviser to the Fund. The subadviser provides day-to-day discretionary management for the Fund's assets.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

o   PLEASE DISCUSS THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD.

    During the reporting period, stock selection contributed meaningfully to relative performance, and was especially strong within Asian emerging markets and the United States, led by selection in the health care sector. Stock selection was also robust in continental Europe, led by the energy and non-bank financial sectors. Selection was modestly positive in the U.K., but detracted slightly in Japan, primarily due to results in the health care and industrials sectors. In the smaller regions, stock selection added value in the commodity-sensitive countries of Australia, New Zealand, and Canada but detracted within developed Asia ex-Japan. The impact of regional and sector allocation was more modest and detracted overall from return, primarily due to an overweight in Asian emerging markets, where declines were driven in large part by weakness in the consumer discretionary sector.

    The primary positive contributor to relative performance at the individual security level was Neste Oyj, a Finland-based oil company that produces, refines and markets oil products and provides engineering services, as well as licensing production technologies. Another strong contributor was California-based NetApp, Inc., which benefitted from an overhaul of its product lineup and success of its cloud and solid-state solutions. Conversely, the decision not to hold Amazon.com, Inc. within the Fund's portfolio was the largest detractor from relative performance at the security level, as shares of the online retailing giant experienced a return of nearly 80% over the reporting period. Lastly, a position in Danish wind turbine company Vestas Wind Systems A/S detracted from relative performance as oversupply and a shift toward auction-based markets provided an unfavorable condition for the company.

================================================================================

4  | USAA CAPITAL GROWTH FUND

================================================================================

    QS Investors continues to believe that its risk-managed, multi-factor stock selection process will play a vital role in contributing to long-term outperformance relative to the Index.

    Thank you for allowing us to help you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging-market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA CAPITAL GROWTH FUND SHARES (FUND SHARES)
(Ticker Symbol: USCGX)

--------------------------------------------------------------------------------
                                         7/31/18                   7/31/17
--------------------------------------------------------------------------------
Net Assets                           $902.7 Million            $836.5 Million
Net Asset Value Per Share                $12.63                    $11.67

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
    1 YEAR                          5 YEARS                       10 YEARS
    11.76%                           11.40%                         6.41%

--------------------------------------------------------------------------------
                         EXPENSE RATIO AS OF 7/31/17*
--------------------------------------------------------------------------------
                                   1.21%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA CAPITAL GROWTH FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                                                 USAA
                                 MSCI WORLD                   LIPPER GLOBAL                 CAPITAL GROWTH
                                   INDEX                       FUNDS INDEX                    FUND SHARES
 7/31/2008                      $10,000.00                     $10,000.00                     $10,000.00
 8/31/2008                        9,859.53                       9,890.05                       9,608.00
 9/30/2008                        8,686.86                       8,844.44                       8,506.00
10/31/2008                        7,039.82                       7,255.20                       6,835.00
11/30/2008                        6,584.14                       6,768.90                       6,278.00
12/31/2008                        6,795.39                       7,054.46                       6,417.00
 1/31/2009                        6,200.07                       6,526.09                       5,875.00
 2/28/2009                        5,565.44                       5,970.24                       5,320.00
 3/31/2009                        5,985.12                       6,366.46                       5,655.00
 4/30/2009                        6,656.53                       6,966.51                       6,043.00
 5/31/2009                        7,259.65                       7,595.86                       6,521.00
 6/30/2009                        7,226.90                       7,580.85                       6,469.00
 7/31/2009                        7,838.99                       8,213.87                       7,063.00
 8/31/2009                        8,162.39                       8,540.40                       7,269.00
 9/30/2009                        8,487.73                       8,852.17                       7,554.00
10/31/2009                        8,336.72                       8,669.94                       7,399.00
11/30/2009                        8,677.39                       9,007.29                       7,721.00
12/31/2009                        8,833.21                       9,245.73                       7,903.00
 1/31/2010                        8,468.12                       8,894.84                       7,524.00
 2/28/2010                        8,587.49                       9,018.79                       7,655.00
 3/31/2010                        9,119.32                       9,545.39                       8,230.00
 4/30/2010                        9,120.60                       9,582.25                       8,165.00
 5/31/2010                        8,246.96                       8,693.92                       7,381.00
 6/30/2010                        7,964.20                       8,434.08                       7,080.00
 7/31/2010                        8,609.88                       9,102.10                       7,707.00
 8/31/2010                        8,288.43                       8,753.01                       7,381.00
 9/30/2010                        9,061.29                       9,610.56                       8,125.00
10/31/2010                        9,399.06                       9,995.18                       8,504.00
11/30/2010                        9,196.13                       9,793.35                       8,321.00
12/31/2010                        9,872.28                      10,483.63                       8,862.00
 1/31/2011                       10,095.32                      10,632.18                       8,980.00
 2/28/2011                       10,448.78                      10,972.50                       9,257.00
 3/31/2011                       10,345.74                      10,994.75                       9,270.00
 4/30/2011                       10,785.25                      11,406.29                       9,627.00
 5/31/2011                       10,561.51                      11,160.68                       9,402.00
 6/30/2011                       10,394.43                      10,948.63                       9,284.00
 7/31/2011                       10,205.95                      10,701.13                       9,112.00
 8/31/2011                        9,486.87                       9,841.10                       8,321.00
 9/30/2011                        8,667.49                       8,830.35                       7,503.00
10/31/2011                        9,564.02                       9,750.29                       8,308.00
11/30/2011                        9,330.51                       9,575.74                       8,242.00
12/31/2011                        9,325.33                       9,439.59                       8,161.00
 1/31/2012                        9,793.30                      10,041.87                       8,642.00
 2/29/2012                       10,271.69                      10,540.17                       8,990.00
 3/31/2012                       10,403.75                      10,608.82                       9,044.00
 4/30/2012                       10,285.60                      10,421.99                       8,950.00
 5/31/2012                        9,397.71                       9,491.09                       8,121.00
 6/30/2012                        9,876.57                       9,913.58                       8,522.00
 7/31/2012                       10,003.54                      10,051.69                       8,616.00
 8/31/2012                       10,257.15                      10,227.71                       8,830.00
 9/30/2012                       10,538.95                      10,489.90                       9,057.00
10/31/2012                       10,467.73                      10,481.32                       8,964.00
11/30/2012                       10,601.77                      10,599.60                       9,111.00
12/31/2012                       10,801.15                      10,941.43                       9,322.00
 1/31/2013                       11,351.35                      11,484.15                       9,811.00
 2/28/2013                       11,370.10                      11,460.15                       9,892.00
 3/31/2013                       11,636.42                      11,721.04                      10,109.00
 4/30/2013                       12,002.86                      12,054.62                      10,476.00
 5/31/2013                       12,007.40                      12,132.41                      10,476.00
 6/30/2013                       11,711.53                      11,865.17                      10,259.00
 7/31/2013                       12,328.09                      12,464.83                      10,856.00
 8/31/2013                       12,065.69                      12,203.89                      10,489.00
 9/30/2013                       12,669.13                      12,816.02                      11,086.00
10/31/2013                       13,165.04                      13,263.80                      11,643.00
11/30/2013                       13,399.00                      13,511.38                      11,914.00
12/31/2013                       13,682.52                      13,755.80                      12,034.00
 1/31/2014                       13,175.74                      13,290.62                      11,733.00
 2/28/2014                       13,835.34                      13,939.89                      12,281.00
 3/31/2014                       13,855.36                      13,995.87                      12,281.00
 4/30/2014                       13,997.33                      14,063.45                      12,281.00
 5/31/2014                       14,272.73                      14,347.37                      12,528.00
 6/30/2014                       14,528.05                      14,596.33                      12,802.00
 7/31/2014                       14,296.20                      14,284.44                      12,761.00
 8/31/2014                       14,611.22                      14,611.18                      13,104.00
 9/30/2014                       14,214.65                      14,165.08                      12,843.00
10/31/2014                       14,306.61                      14,259.99                      12,980.00
11/30/2014                       14,593.32                      14,537.51                      13,378.00
12/31/2014                       14,358.01                      14,286.80                      13,288.00
 1/31/2015                       14,097.84                      14,106.27                      13,205.00
 2/28/2015                       14,923.82                      14,884.81                      13,956.00
 3/31/2015                       14,690.21                      14,723.61                      13,817.00
 4/30/2015                       15,034.73                      15,025.71                      14,082.00
 5/31/2015                       15,086.52                      15,110.70                      14,249.00
 6/30/2015                       14,735.72                      14,798.90                      13,942.00
 7/31/2015                       15,000.23                      14,953.62                      14,137.00
 8/31/2015                       14,007.60                      13,982.53                      13,247.00
 9/30/2015                       13,490.93                      13,464.81                      12,871.00
10/31/2015                       14,560.01                      14,427.81                      13,859.00
11/30/2015                       14,487.57                      14,427.16                      13,887.00
12/31/2015                       14,232.91                      14,121.78                      13,693.00
 1/31/2016                       13,381.44                      13,227.26                      12,820.00
 2/29/2016                       13,281.85                      13,040.58                      12,665.00
 3/31/2016                       14,183.14                      13,979.44                      13,482.00
 4/30/2016                       14,407.57                      14,201.01                      13,496.00
 5/31/2016                       14,488.49                      14,295.83                      13,636.00
 6/30/2016                       14,326.14                      14,075.70                      13,369.00
 7/31/2016                       14,931.40                      14,694.55                      14,030.00
 8/31/2016                       14,943.81                      14,784.52                      14,115.00
 9/30/2016                       15,023.19                      14,898.23                      14,143.00
10/31/2016                       14,732.45                      14,668.36                      14,016.00
11/30/2016                       14,944.28                      14,899.76                      14,481.00
12/31/2016                       15,301.88                      15,201.19                      14,747.00
 1/31/2017                       15,671.19                      15,599.02                      15,004.00
 2/28/2017                       16,105.96                      15,998.57                      15,433.00
 3/31/2017                       16,277.52                      16,258.27                      15,547.00
 4/30/2017                       16,518.54                      16,545.24                      15,761.00
 5/31/2017                       16,867.98                      16,931.33                      15,790.00
 6/30/2017                       16,932.88                      17,013.06                      15,989.00
 7/31/2017                       17,338.13                      17,413.44                      16,660.00
 8/31/2017                       17,362.54                      17,397.73                      16,732.00
 9/30/2017                       17,752.23                      17,790.45                      17,160.00
10/31/2017                       18,087.72                      18,071.10                      17,646.00
11/30/2017                       18,479.64                      18,407.64                      18,031.00
12/31/2017                       18,729.55                      18,648.20                      18,267.00
 1/31/2018                       19,718.47                      19,632.13                      19,343.00
 2/28/2018                       18,901.58                      18,778.48                      18,547.00
 3/31/2018                       18,489.60                      18,456.74                      18,119.00
 4/30/2018                       18,702.06                      18,627.69                      18,252.00
 5/31/2018                       18,819.26                      18,621.63                      18,340.00
 6/30/2018                       18,810.28                      18,523.46                      18,134.00
 7/31/2018                       19,397.79                      19,127.64                      18,620.00

                                   [END CHART]

                       Data from 7/31/08 through 7/31/18

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Capital Growth Fund Shares to the following benchmarks:

o The unmanaged MSCI World Index reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

o The unmanaged Lipper Global Funds Index tracks the total return performance of funds within the Lipper Global Funds category. This category includes funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except the Lipper Global Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA CAPITAL GROWTH FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UICGX)

--------------------------------------------------------------------------------
                                         7/31/18                   7/31/17
--------------------------------------------------------------------------------
Net Assets                            $8.0 Million              $5.8 Million
Net Asset Value Per Share                $12.66                    $11.70

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
    1 YEAR                                           SINCE INCEPTION 8/07/15
    11.84%                                                   9.65%

--------------------------------------------------------------------------------
                            EXPENSE RATIOS 7/31/17*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT        1.47%         AFTER REIMBURSEMENT        1.10%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios are reported in the Fund's prospectus dated December 1, 2017, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through November 30, 2018, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10% of the Institutional Shares' average net assets. If the total annual operating expense ratio of the Institutional Shares is lower than the 1.10%, the Institutional Shares will operate at the lower expense ratio. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2018. These estimated expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

8  | USAA CAPITAL GROWTH FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                           USAA CAPITAL
                           GROWTH FUND
                          INSTITUTIONAL                 MSCI WORLD                LIPPER GLOBAL
                             SHARES                       INDEX                    FUNDS INDEX
 7/31/2015                  $10,000.00                  $10,000.00                 $10,000.00
 8/31/2015                    9,324.00                    9,338.25                   9,350.60
 9/30/2015                    9,069.00                    8,993.82                   9,004.38
10/31/2015                    9,765.00                    9,706.53                   9,648.38
11/30/2015                    9,784.00                    9,658.23                   9,647.94
12/31/2015                    9,643.00                    9,488.46                   9,443.72
 1/31/2016                    9,028.00                    8,920.82                   8,845.52
 2/29/2016                    8,919.00                    8,854.43                   8,720.68
 3/31/2016                    9,505.00                    9,455.28                   9,348.54
 4/30/2016                    9,514.00                    9,604.90                   9,496.71
 5/31/2016                    9,614.00                    9,658.84                   9,560.11
 6/30/2016                    9,425.00                    9,550.61                   9,412.91
 7/31/2016                    9,901.00                    9,954.11                   9,826.76
 8/31/2016                    9,951.00                    9,962.39                   9,886.92
 9/30/2016                    9,981.00                   10,015.30                   9,962.96
10/31/2016                    9,891.00                    9,821.48                   9,809.24
11/30/2016                   10,219.00                    9,962.70                   9,963.98
12/31/2016                   10,405.00                   10,201.09                  10,165.56
 1/31/2017                   10,586.00                   10,447.30                  10,431.60
 2/28/2017                   10,887.00                   10,737.14                  10,698.80
 3/31/2017                   10,978.00                   10,851.52                  10,872.47
 4/30/2017                   11,118.00                   11,012.19                  11,064.37
 5/31/2017                   11,139.00                   11,245.15                  11,322.57
 6/30/2017                   11,279.00                   11,288.41                  11,377.22
 7/31/2017                   11,762.00                   11,558.57                  11,644.97
 8/31/2017                   11,812.00                   11,574.85                  11,634.46
 9/30/2017                   12,114.00                   11,834.64                  11,897.09
10/31/2017                   12,466.00                   12,058.29                  12,084.77
11/30/2017                   12,737.00                   12,319.57                  12,309.82
12/31/2017                   12,894.00                   12,486.17                  12,470.70
 1/31/2018                   13,663.00                   13,145.44                  13,128.68
 2/28/2018                   13,102.00                   12,600.86                  12,557.82
 3/31/2018                   12,801.00                   12,326.21                  12,342.66
 4/30/2018                   12,894.00                   12,467.85                  12,456.98
 5/31/2018                   12,957.00                   12,545.98                  12,452.92
 6/30/2018                   12,811.00                   12,539.99                  12,387.28
 7/31/2018                   13,154.00                   12,931.66                  12,791.32

                                   [END CHART]

                       Data from 7/31/15 through 7/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Capital Growth Fund Institutional Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Global Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the MSCI World Index and the Lipper Global Funds Index is calculated from the end of the month, July 31, 2015, while the Institutional Shares' inception date is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/18 o
                               (% of Net Assets)

Apple, Inc. ............................................................... 3.5%
Boeing Co. ................................................................ 1.4%
UnitedHealth Group, Inc. .................................................. 1.3%
Microsoft Corp. ........................................................... 1.3%
NetApp, Inc. .............................................................. 1.3%
Lowe's Companies, Inc. .................................................... 1.3%
Home Depot, Inc. .......................................................... 1.2%
WellCare Health Plans, Inc. ............................................... 1.2%
Neste Oyj ................................................................. 1.1%
J.P.Morgan Chase & Co. .................................................... 1.1%

                        o SECTOR ALLOCATION* - 7/31/18 o
                                (% of Net Assets)

                        [PIE CHART OF SECTOR ALLOCATION]

INFORMATION TECHNOLOGY                                                     19.6%
FINANCIALS                                                                 19.1%
CONSUMER DISCRETIONARY                                                     12.6%
HEALTH CARE                                                                12.3%
INDUSTRIALS                                                                10.3%
CONSUMER STAPLES                                                            7.2%
ENERGY                                                                      6.5%
MATERIALS                                                                   5.7%
UTILITIES                                                                   2.9%
TELECOMMUNICATION SERVICES                                                  2.7%
REAL ESTATE                                                                 0.6%

                                   [END CHART]

*Does not include money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

10  | USAA CAPITAL GROWTH FUND

================================================================================

                        o COUNTRY ALLOCATION* - 7/31/18 o

                        [PIE CHART OF COUNTRY ALLOCATION]

UNITED STATES                                                           58.1%
JAPAN                                                                    7.3%
UNITED KINGDOM                                                           7.3%
FRANCE                                                                   3.5%
CANADA                                                                   3.2%
FINLAND                                                                  3.0%
OTHER**                                                                 17.1%

                                   [END CHART]

 * Does not include money market instruments or short-term investments purchased with cash collateral from securities loaned.

**  Includes countries with less than 3% of portfolio.

Percentages are of net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2018:

           DIVIDEND RECEIVED             LONG-TERM
         DEDUCTION (CORPORATE           CAPITAL GAIN          QUALIFIED INTEREST
           SHAREHOLDERS)(1)            DISTRIBUTIONS(2)           INCOME
         -----------------------------------------------------------------------
                75.76%                  $20,317,000               $19,000
         -----------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2018, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

12  | USAA CAPITAL GROWTH FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CAPITAL GROWTH FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Capital Growth Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
September 21, 2018

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2018

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (99.5%)

              COMMON STOCKS (98.9%)

              CONSUMER DISCRETIONARY (12.6%)
              ------------------------------
              APPAREL RETAIL (0.6%)
     62,076   Ross Stores, Inc.                                                                           $  5,427
                                                                                                          --------
              APPAREL, ACCESSORIES & LUXURY GOODS (1.0%)
    144,300   Burberry Group plc                                                                             3,991
     40,000   Ralph Lauren Corp.                                                                             5,399
                                                                                                          --------
                                                                                                             9,390
                                                                                                          --------
              AUTO PARTS & EQUIPMENT (1.7%)
     33,683   Lear Corp.                                                                                     6,067
     72,700   Magna International, Inc.                                                                      4,429
    172,000   NGK Spark Plug Co. Ltd.                                                                        4,938
                                                                                                          --------
                                                                                                            15,434
                                                                                                          --------
              AUTOMOBILE MANUFACTURERS (2.1%)
  1,525,000   Geely Automobile Holdings Ltd.                                                                 3,478
  2,996,000   Guangzhou Automobile Group Co. Ltd., "H"                                                       2,809
    114,000   Honda Motor Co. Ltd.                                                                           3,421
    146,600   Mazda Motor Corp.                                                                              1,823
    130,000   Suzuki Motor Corp.                                                                             7,616
                                                                                                          --------
                                                                                                            19,147
                                                                                                          --------
              BROADCASTING (0.5%)
     90,400   CBS Corp., "B"                                                                                 4,761
                                                                                                          --------
              CABLE & SATELLITE (0.4%)
     88,575   Comcast Corp., "A"                                                                             3,169
                                                                                                          --------
              DEPARTMENT STORES (0.5%)
  1,150,196   Marks & Spencer Group plc                                                                      4,650
                                                                                                          --------
              GENERAL MERCHANDISE STORES (1.3%)
     49,000   Canadian Tire Corp. Ltd., "A"(a)                                                               6,674
     63,000   Target Corp.                                                                                   5,083
                                                                                                          --------
                                                                                                            11,757
                                                                                                          --------
              HOME IMPROVEMENT RETAIL (2.5%)
     57,900   Home Depot, Inc.                                                                              11,436

================================================================================

14  | USAA CAPITAL GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
    116,900   Lowe's Companies, Inc.                                                                      $ 11,613
                                                                                                          --------
                                                                                                            23,049
                                                                                                          --------
              HOMEBUILDING (1.1%)
    110,200   Bellway plc                                                                                    4,219
    171,000   Persimmon plc                                                                                  5,571
                                                                                                          --------
                                                                                                             9,790
                                                                                                          --------
              HOUSEHOLD APPLIANCES (0.4%)
    162,185   Electrolux AB, "B"                                                                             3,807
                                                                                                          --------
              TIRES & RUBBER (0.5%)
    251,200   Sumitomo Rubber Industries Ltd.                                                                4,147
                                                                                                          --------
              Total Consumer Discretionary                                                                 114,528
                                                                                                          --------
              CONSUMER STAPLES (7.2%)
              -----------------------
              DISTILLERS & VINTNERS (0.7%)
    170,000   Diageo plc                                                                                     6,252
                                                                                                          --------
              DRUG RETAIL (1.2%)
     99,725   CVS Health Corp.                                                                               6,468
     67,829   Walgreens Boots Alliance, Inc.                                                                 4,587
                                                                                                          --------
                                                                                                            11,055
                                                                                                          --------
              FOOD RETAIL (0.5%)
    114,800   Seven & i Holdings Co. Ltd.                                                                    4,677
                                                                                                          --------
              HOUSEHOLD PRODUCTS (1.3%)
     33,000   Clorox Co.                                                                                     4,460
     86,000   Procter & Gamble Co.                                                                           6,956
                                                                                                          --------
                                                                                                            11,416
                                                                                                          --------
              HYPERMARKETS & SUPER CENTERS (0.9%)
     95,400   Walmart, Inc.                                                                                  8,512
                                                                                                          --------
              PACKAGED FOODS & MEATS (0.7%)
    104,642   Tyson Foods, Inc., "A"                                                                         6,033
                                                                                                          --------
              SOFT DRINKS (0.7%)
     58,100   PepsiCo, Inc.                                                                                  6,681
                                                                                                          --------
              TOBACCO (1.2%)
     59,131   Altria Group, Inc.                                                                             3,470
    197,301   Imperial Brands plc                                                                            7,567
                                                                                                          --------
                                                                                                            11,037
                                                                                                          --------
              Total Consumer Staples                                                                        65,663
                                                                                                          --------
              ENERGY (5.9%)
              -------------
              INTEGRATED OIL & GAS (2.8%)
  5,108,000   China Petroleum & Chemical Corp., "H"                                                          4,926

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
    305,917   Eni S.p.A.                                                                                  $  5,890
     36,956   Exxon Mobil Corp.                                                                              3,012
    253,935   Repsol S.A.                                                                                    5,041
    105,466   TOTAL S.A.                                                                                     6,889
                                                                                                          --------
                                                                                                            25,758
                                                                                                          --------
              OIL & GAS EQUIPMENT & SERVICES (1.0%)
    260,781   SBM Offshore N.V.                                                                              4,051
    343,000   Subsea 7 S.A.                                                                                  4,973
                                                                                                          --------
                                                                                                             9,024
                                                                                                          --------
              OIL & GAS EXPLORATION & PRODUCTION (0.7%)
    191,500   Murphy Oil Corp.                                                                               6,369
                                                                                                          --------
              OIL & GAS REFINING & MARKETING (1.4%)
     55,063   GS Holdings Corp.                                                                              2,648
    122,248   Neste Oyj                                                                                     10,095
                                                                                                          --------
                                                                                                            12,743
                                                                                                          --------
              Total Energy                                                                                  53,894
                                                                                                          --------
              FINANCIALS (19.1%)
              ------------------
              CONSUMER FINANCE (0.6%)
     53,601   Capital One Financial Corp.                                                                    5,056
                                                                                                          --------
              DIVERSIFIED BANKS (7.7%)
  6,260,000   Agricultural Bank of China Ltd., "H"                                                           3,031
    314,900   Bank of America Corp.                                                                          9,724
    112,696   BNP Paribas S.A.                                                                               7,336
  1,161,000   BOC Hong Kong Holdings Ltd.                                                                    5,621
     75,500   Canadian Imperial Bank of Commerce                                                             6,891
  2,521,000   China Construction Bank Corp., "H"                                                             2,284
    130,955   Citigroup, Inc.                                                                                9,414
    197,256   Danske Bank A/S                                                                                5,734
     85,223   J.P.Morgan Chase & Co.                                                                         9,796
    450,883   Skandinaviska Enskilda Banken AB, "A"                                                          4,824
    132,710   Societe Generale S.A.                                                                          5,914
                                                                                                          --------
                                                                                                            70,569
                                                                                                          --------
              LIFE & HEALTH INSURANCE (4.2%)
  1,244,918   Aegon N.V.                                                                                     8,213
    264,364   CNO Financial Group, Inc.                                                                      5,380
  1,723,000   Legal & General Group plc                                                                      5,941
     50,113   Lincoln National Corp.                                                                         3,413
    135,000   NN Group N.V.                                                                                  5,970
    122,800   Sun Life Financial, Inc.                                                                       5,022
     12,219   Swiss Life Holding AG(b)                                                                       4,390
                                                                                                          --------
                                                                                                            38,329
                                                                                                          --------

================================================================================

16  | USAA CAPITAL GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              MULTI-LINE INSURANCE (1.5%)
     36,300   Allianz SE                                                                                  $  8,029
    230,000   AXA S.A.                                                                                       5,809
                                                                                                          --------
                                                                                                            13,838
                                                                                                          --------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.6%)
    325,700   ORIX Corp.                                                                                     5,272
                                                                                                          --------
              PROPERTY & CASUALTY INSURANCE (1.4%)
     78,000   Allstate Corp.                                                                                 7,419
    113,300   Tokio Marine Holdings, Inc.                                                                    5,372
                                                                                                          --------
                                                                                                            12,791
                                                                                                          --------
              REAL ESTATE DEVELOPMENT (0.5%)
  1,512,000   Shimao Property Holdings Ltd.                                                                  4,286
                                                                                                          --------
              REGIONAL BANKS (1.0%)
    233,445   Citizens Financial Group, Inc.                                                                 9,286
                                                                                                          --------
              REINSURANCE (1.1%)
     21,724   Muenchener Rueckver AG-Reg                                                                     4,820
     55,000   Swiss Re AG                                                                                    5,043
                                                                                                          --------
                                                                                                             9,863
                                                                                                          --------
              THRIFTS & MORTGAGE FINANCE (0.5%)
    130,146   Essent Group Ltd.(b)                                                                           4,997
                                                                                                          --------
              Total Financials                                                                             174,287
                                                                                                          --------
              HEALTH CARE (12.3%)
              -------------------
              BIOTECHNOLOGY (2.2%)
     35,500   Amgen, Inc.                                                                                    6,977
     23,047   Biogen, Inc.(b)                                                                                7,706
     66,667   Gilead Sciences, Inc.                                                                          5,189
                                                                                                          --------
                                                                                                            19,872
                                                                                                          --------
              HEALTH CARE EQUIPMENT (1.5%)
    117,400   Baxter International, Inc.                                                                     8,506
     54,800   Masimo Corp.(b)                                                                                5,448
                                                                                                          --------
                                                                                                            13,954
                                                                                                          --------
              HEALTH CARE SERVICES (0.7%)
     72,800   Express Scripts Holding Co.(b)                                                                 5,785
                                                                                                          --------
              MANAGED HEALTH CARE (5.7%)
     36,300   Aetna, Inc.                                                                                    6,838
     35,000   Anthem, Inc.                                                                                   8,855
     30,000   Cigna Corp.                                                                                    5,383
     26,595   Humana, Inc.                                                                                   8,356

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
     47,000   UnitedHealth Group, Inc.                                                                    $ 11,901
     39,272   WellCare Health Plans, Inc.(b)                                                                10,502
                                                                                                          --------
                                                                                                            51,835
                                                                                                          --------
              PHARMACEUTICALS (2.2%)
  1,416,473   Indivior plc(b)                                                                                5,685
     73,400   Merck & Co., Inc.                                                                              4,835
     65,200   Sanofi                                                                                         5,670
     45,689   UCB S.A.                                                                                       3,925
                                                                                                          --------
                                                                                                            20,115
                                                                                                          --------
              Total Health Care                                                                            111,561
                                                                                                          --------
              INDUSTRIALS (10.3%)
              -------------------
              AEROSPACE & DEFENSE (3.3%)
     36,117   Boeing Co.                                                                                    12,869
     35,500   Huntington Ingalls Industries, Inc.                                                            8,273
     29,000   Northrop Grumman Corp.                                                                         8,714
                                                                                                          --------
                                                                                                            29,856
                                                                                                          --------
              AIRLINES (0.6%)
    318,000   Air Canada(b)                                                                                  5,752
                                                                                                          --------
              BUILDING PRODUCTS (0.4%)
     54,142   Owens Corning                                                                                  3,369
                                                                                                          --------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (1.3%)
     37,512   Cummins, Inc.                                                                                  5,357
     79,000   Oshkosh Corp.                                                                                  5,945
                                                                                                          --------
                                                                                                            11,302
                                                                                                          --------
              HEAVY ELECTRICAL EQUIPMENT (0.6%)
     78,000   Vestas Wind Systems A/S                                                                        5,032
                                                                                                          --------
              INDUSTRIAL CONGLOMERATES (0.6%)
    271,000   Smiths Group plc                                                                               5,741
                                                                                                          --------
              INDUSTRIAL MACHINERY (2.3%)
    118,561   Donaldson Co., Inc.                                                                            5,655
     48,800   Illinois Tool Works, Inc.                                                                      6,995
    157,200   Kawasaki Heavy Industries Ltd.                                                                 4,597
     23,223   Parker-Hannifin Corp.                                                                          3,926
                                                                                                          --------
                                                                                                            21,173
                                                                                                          --------
              TRADING COMPANIES & DISTRIBUTORS (1.2%)
     60,613   Ferguson plc                                                                                   4,781
    851,100   Marubeni Corp.                                                                                 6,476
                                                                                                          --------
                                                                                                            11,257
                                                                                                          --------
              Total Industrials                                                                             93,482
                                                                                                          --------

================================================================================

18  | USAA CAPITAL GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY (19.6%)
              ------------------------------
              APPLICATION SOFTWARE (0.5%)
     44,500   Citrix Systems, Inc.(b)                                                                     $  4,894
                                                                                                          --------
              COMMUNICATIONS EQUIPMENT (2.1%)
    106,948   Cisco Systems, Inc.                                                                            4,523
     54,205   F5 Networks, Inc.(b)                                                                           9,290
    203,800   Juniper Networks, Inc.                                                                         5,368
                                                                                                          --------
                                                                                                            19,181
                                                                                                          --------
              DATA PROCESSING & OUTSOURCED SERVICES (1.4%)
     20,400   Alliance Data Systems Corp.                                                                    4,588
     57,416   Visa, Inc., "A"(a)                                                                             7,851
                                                                                                          --------
                                                                                                            12,439
                                                                                                          --------
              ELECTRONIC MANUFACTURING SERVICES (0.7%)
    224,712   Jabil, Inc.                                                                                    6,330
                                                                                                          --------
              HOME ENTERTAINMENT SOFTWARE (0.6%)
  1,573,906   Zynga, Inc., "A"(b)                                                                            5,965
                                                                                                          --------
              INTERNET SOFTWARE & SERVICES (1.2%)
      2,992   Alphabet, Inc., "A"(b)                                                                         3,672
     40,488   Facebook, Inc., "A"(b)                                                                         6,987
                                                                                                          --------
                                                                                                            10,659
                                                                                                          --------
              IT CONSULTING & OTHER SERVICES (1.0%)
     62,892   Amdocs Ltd.                                                                                    4,251
     56,800   Science Applications International Corp.                                                       4,792
                                                                                                          --------
                                                                                                             9,043
                                                                                                          --------
              SEMICONDUCTOR EQUIPMENT (1.5%)
    153,000   Applied Materials, Inc.                                                                        7,440
    148,300   Teradyne, Inc.                                                                                 6,414
                                                                                                          --------
                                                                                                            13,854
                                                                                                          --------
              SEMICONDUCTORS (0.7%)
     14,101   Broadcom, Inc.                                                                                 3,127
     34,236   Texas Instruments, Inc.                                                                        3,811
                                                                                                          --------
                                                                                                             6,938
                                                                                                          --------
              SYSTEMS SOFTWARE (2.2%)
    111,124   Microsoft Corp.                                                                               11,788
     56,500   VMware, Inc., "A"(b)                                                                           8,169
                                                                                                          --------
                                                                                                            19,957
                                                                                                          --------
              TECHNOLOGY DISTRIBUTORS (0.5%)
     52,033   Tech Data Corp.(b)                                                                             4,340
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (7.2%)
    169,877   Apple, Inc.                                                                                 $ 32,326
    300,000   HP, Inc.                                                                                       6,924
    150,723   NetApp, Inc.                                                                                  11,684
    206,200   Samsung Electronics Co. Ltd.                                                                   8,525
     83,826   Western Digital Corp.                                                                          5,881
                                                                                                          --------
                                                                                                            65,340
                                                                                                          --------
              Total Information Technology                                                                 178,940
                                                                                                          --------
              MATERIALS (5.7%)
              ----------------
              DIVERSIFIED CHEMICALS (0.9%)
     81,650   Chemours Co.                                                                                   3,740
    135,000   Huntsman Corp.                                                                                 4,527
                                                                                                          --------
                                                                                                             8,267
                                                                                                          --------
              DIVERSIFIED METALS & MINING (1.6%)
    386,005   Anglo American plc                                                                             8,779
  2,298,518   South32 Ltd.                                                                                   6,097
                                                                                                          --------
                                                                                                            14,876
                                                                                                          --------
              PAPER PACKAGING (0.9%)
     71,280   Avery Dennison Corp.                                                                           8,174
                                                                                                          --------
              PAPER PRODUCTS (1.0%)
    256,293   UPM-Kymmene Oyj                                                                                9,099
                                                                                                          --------
              SPECIALTY CHEMICALS (0.5%)
     48,474   Covestro AG                                                                                    4,654
                                                                                                          --------
              STEEL (0.8%)
  1,022,248   Fortescue Metals Group Ltd.                                                                    3,319
    578,879   Outokumpu Oyj                                                                                  3,926
                                                                                                          --------
                                                                                                             7,245
                                                                                                          --------
              Total Materials                                                                               52,315
                                                                                                          --------
              REAL ESTATE (0.6%)
              ------------------
              REAL ESTATE DEVELOPMENT (0.6%)
    724,500   CK Asset Holdings Ltd.                                                                         5,543
                                                                                                          --------
              TELECOMMUNICATION SERVICES (2.7%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.9%)
  7,000,000   China Telecom Corp. Ltd., "H"                                                                  3,309
    117,600   Nippon Telegraph & Telephone Corp.                                                             5,435
                                                                                                          --------
                                                                                                             8,744
                                                                                                          --------
              WIRELESS TELECOMMUNICATION SERVICES (1.8%)
    209,900   KDDI Corp.                                                                                     5,844

================================================================================

20  | USAA CAPITAL GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
    284,000   NTT DOCOMO, Inc.                                                                            $  7,297
  1,201,830   Vodafone Group plc                                                                             2,934
                                                                                                          --------
                                                                                                            16,075
                                                                                                          --------
              Total Telecommunication Services                                                              24,819
                                                                                                          --------
              UTILITIES (2.9%)
              ----------------
              ELECTRIC UTILITIES (1.7%)
     61,000   Entergy Corp.                                                                                  4,958
    137,000   Exelon Corp.                                                                                   5,822
    182,173   Fortum Oyj                                                                                     4,576
                                                                                                          --------
                                                                                                            15,356
                                                                                                          --------
              MULTI-UTILITIES (1.2%)
    373,002   AGL Energy Ltd.                                                                                6,094
    179,500   RWE AG                                                                                         4,710
                                                                                                          --------
                                                                                                            10,804
                                                                                                          --------
              Total Utilities                                                                               26,160
                                                                                                          --------
              Total Common Stocks (cost: $689,623)                                                         901,192
                                                                                                          --------
              PREFERRED STOCKS (0.6%)

              ENERGY (0.6%)
              -------------
              INTEGRATED OIL & GAS (0.6%)
    490,721   Petroleo Brasileiro S.A. ADR (cost: $4,700)                                                    5,133
                                                                                                          --------
              Total Equity Securities (cost: $694,323)                                                     906,325
                                                                                                          --------

              MONEY MARKET INSTRUMENTS (0.0%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.0%)
    353,304   State Street Institutional Treasury Money Market Fund Premier Class, 1.81%(c)
                (cost: $353)                                                                                   353
                                                                                                          --------

              SHORT-TERM INVESTMENTS PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (0.8%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.8%)
     16,979   Goldman Sachs Financial Square Government Fund Institutional Class, 1.84%(c)                      17
  6,839,910   Invesco Government & Agency Portfolio Institutional Class, 1.82%(c)                            6,840
                                                                                                          --------
              Total Short-Term Investments Purchased with Cash Collateral from
                Securities Loaned (cost: $6,857)                                                             6,857
                                                                                                          --------

              TOTAL INVESTMENTS (COST: $701,533)                                                          $913,535
                                                                                                          ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                              VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                             LEVEL 1          LEVEL 2            LEVEL 3               TOTAL
------------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                   $901,192               $-                 $-            $901,192
  Preferred Stocks                                   5,133                -                  -               5,133

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                                 353                -                  -                 353

Short-Term Investments Purchased with
  Cash Collateral from Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                               6,857                -                  -               6,857
------------------------------------------------------------------------------------------------------------------
Total                                             $913,535               $-                 $-            $913,535
------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2017, through July 31, 2018, there were no transfers of securities between levels. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

22  | USAA CAPITAL GROWTH FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 41.4% of net assets at July 31, 2018.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, was out on loan as of July 31, 2018.

    (b)  Non-income-producing security.

    (c) Rate represents the money market fund annualized seven-day yield at July 31, 2018.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value
      (including securities on loan of $11,888) (cost of $701,533)                                        $913,535
   Cash denominated in foreign currencies (identified cost of $545)                                            546
   Receivables:
      Capital shares sold                                                                                      232
      USAA Asset Management Company (Note 7)                                                                     1
      Dividends and interest                                                                                 1,579
      Securities sold                                                                                       11,223
      Other                                                                                                      2
                                                                                                          --------
         Total assets                                                                                      927,118
                                                                                                          --------
LIABILITIES
   Payables:
      Upon return of securities loaned                                                                       6,857
      Securities purchased                                                                                   8,427
      Capital shares redeemed                                                                                  460
   Accrued management fees                                                                                     602
   Accrued transfer agent's fees                                                                                31
   Other accrued expenses and payables                                                                         110
                                                                                                          --------
         Total liabilities                                                                                  16,487
                                                                                                          --------
            Net assets applicable to capital shares outstanding                                           $910,631
                                                                                                          ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                        $656,812
   Accumulated undistributed net investment income                                                           8,096
   Accumulated net realized gain on investments                                                             33,725
   Net unrealized appreciation of investments                                                              212,002
   Net unrealized depreciation of foreign currency translations                                                 (4)
                                                                                                          --------
            Net assets applicable to capital shares outstanding                                           $910,631
                                                                                                          ========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $902,670/71,489
         capital shares outstanding, no par value)                                                        $  12.63
                                                                                                          ========
      Institutional Shares (net assets of $7,961/629
         capital shares outstanding, no par value)                                                        $  12.66
                                                                                                          ========

See accompanying notes to financial statements.

================================================================================

24  | USAA CAPITAL GROWTH FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $1,289)                                                     $21,374
   Interest                                                                                                     31
   Securities lending (net)                                                                                    269
                                                                                                           -------
      Total income                                                                                          21,674
                                                                                                           -------
EXPENSES
   Management fees                                                                                           7,055
   Administration and servicing fees:
      Fund Shares                                                                                            1,339
      Institutional Shares                                                                                       7
   Transfer agent's fees:
      Fund Shares                                                                                            1,495
      Institutional Shares                                                                                       7
   Custody and accounting fees:
      Fund Shares                                                                                              164
      Institutional Shares                                                                                       1
   Postage:
      Fund Shares                                                                                               64
   Shareholder reporting fees:
      Fund Shares                                                                                               39
   Trustees' fees                                                                                               33
   Registration fees:
      Fund Shares                                                                                               40
      Institutional Shares                                                                                      14
   Professional fees                                                                                            98
   Other                                                                                                        21
                                                                                                           -------
         Total expenses                                                                                     10,377
   Expenses reimbursed:
      Institutional Shares                                                                                      (8)
                                                                                                           -------
         Net expenses                                                                                       10,369
                                                                                                           -------
NET INVESTMENT INCOME                                                                                       11,305
                                                                                                           -------

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain on:
      Investments                                                                                          $51,516
      Foreign currency transactions                                                                             50
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                           35,234
      Foreign currency translations                                                                            (60)
                                                                                                           -------
         Net realized and unrealized gain                                                                   86,740
                                                                                                           -------
   Increase in net assets resulting from operations                                                        $98,045
                                                                                                           =======

See accompanying notes to financial statements.

================================================================================

26  | USAA CAPITAL GROWTH FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

------------------------------------------------------------------------------------------------------------------

                                                                                      2018                    2017
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                          $ 11,305                $  9,754
   Net realized gain on investments                                                 51,516                  96,167
   Net realized gain (loss) on foreign currency transactions                            50                     (92)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                   35,234                  27,269
      Foreign currency translations                                                    (60)                     69
                                                                                  --------------------------------
      Increase in net assets resulting from operations                              98,045                 133,167
                                                                                  --------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                                   (8,408)                (10,724)
      Institutional Shares                                                             (68)                    (68)
                                                                                  --------------------------------
         Total distributions of net investment income                               (8,476)                (10,792)
                                                                                  --------------------------------
   Net realized gains:
      Fund Shares                                                                  (20,165)                      -
      Institutional Shares                                                            (152)                      -
                                                                                  --------------------------------
         Total distributions of net realized gains                                 (20,317)                      -
                                                                                  --------------------------------
      Distributions to shareholders                                                (28,793)                (10,792)
                                                                                  --------------------------------
NET DECREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                                      (2,598)                 (6,370)
   Institutional Shares                                                              1,700                      24
                                                                                  --------------------------------
      Total net decrease in net assets from capital
         share transactions                                                           (898)                 (6,346)
                                                                                  --------------------------------
   Net increase in net assets                                                       68,354                 116,029

NET ASSETS
   Beginning of year                                                               842,277                 726,248
                                                                                  --------------------------------
   End of year                                                                    $910,631                $842,277
                                                                                  ================================
Accumulated undistributed net investment income:
   End of year                                                                    $  8,096                $  5,305
                                                                                  ================================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 50 separate funds. The USAA Capital Growth Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of two classes of shares: Capital Growth Fund Shares (Fund Shares) and Capital Growth Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

28  | USAA CAPITAL GROWTH FUND

================================================================================

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

        categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

================================================================================

30  | USAA CAPITAL GROWTH FUND

================================================================================

    5.  Repurchase agreements are valued at cost.

    6. Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service and are categorized in Level 2 of the fair value hierarchy.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended July 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is

================================================================================

32  | USAA CAPITAL GROWTH FUND

================================================================================

    recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended July 31, 2018, the Fund paid CAPCO facility fees of $7,000, which represents 1.1% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended July 31, 2018.

================================================================================

34  | USAA CAPITAL GROWTH FUND

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, non-REIT return of capital dividend, and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $38,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2018, and 2017, was as follows:

                                                   2018                  2017
                                               ---------------------------------
Ordinary income*                               $ 8,476,000           $10,792,000
Long-term realized capital gain                 20,317,000                     -
                                               -----------           -----------
     Total distributions paid                  $28,793,000           $10,792,000
                                               ===========           ===========

As of July 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $ 15,928,000
Undistributed long-term capital gains                                 26,465,000
Unrealized appreciation of investments                               211,426,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, non-REIT return of capital dividend, and passive foreign investment company adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

At July 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - At July 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                       NET
                                     GROSS           GROSS          UNREALIZED
                                   UNREALIZED      UNREALIZED      APPRECIATION/
  FUND               TAX COST     APPRECIATION    DEPRECIATION    (DEPRECIATION)
--------------------------------------------------------------------------------
USAA Capital
 Growth Fund       $702,105,000    $233,726,000    $(22,295,000)    $211,431,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2018, were $192,655,000 and $212,312,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with

================================================================================

36  | USAA CAPITAL GROWTH FUND

================================================================================

Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At July 31, 2018, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
    ON LOAN                      NON-CASH COLLATERAL             CASH COLLATERAL
--------------------------------------------------------------------------------
   $11,888,000                       $5,473,000                    $6,857,000

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2018, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                           YEAR ENDED                         YEAR ENDED
                                         JULY 31, 2018                       JULY 31, 2017
------------------------------------------------------------------------------------------------
                                    SHARES            AMOUNT            SHARES            AMOUNT
                                    ------------------------------------------------------------
FUND SHARES:
Shares sold                          6,263         $  77,857             7,983         $  84,928
Shares issued from
  reinvested dividends               2,311            28,402             1,019            10,651
Shares redeemed                     (8,773)         (108,857)           (9,637)         (101,949)
                                    ------------------------------------------------------------
Net decrease from
  capital share transactions          (199)        $  (2,598)             (635)        $  (6,370)
                                    ============================================================
INSTITUTIONAL SHARES:
Shares sold                            147         $   1,831                 4         $      43
Shares issued from
  reinvested dividends                   2                18                 -*                -*
Shares redeemed                        (12)             (149)               (2)              (19)
                                    ------------------------------------------------------------
Net increase from
  capital share transactions           137         $   1,700                 2         $      24
                                    ============================================================

*Represents less than 500 shares or $500.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets.

The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Global Funds Index. The Lipper Global Funds Index tracks the total return performance of funds within the Lipper Global Funds category.

For the Fund Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the Institutional Shares commenced on August 7, 2015, and includes the performance of the Fund Shares for periods prior to August 7, 2015. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                     ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                                  (IN BASIS POINTS)(1)
    ----------------------------------------------------------------------------
    +/- 100 to 400                                        +/- 4
    +/- 401 to 700                                        +/- 5
    +/- 701 and greater                                   +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

38  | USAA CAPITAL GROWTH FUND

================================================================================

Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Global Funds Index over that period, even if the class had overall negative returns during the performance period.

For the year ended July 31, 2018, the Fund incurred total management fees, paid or payable to the Manager, of $7,055,000, which included a performance adjustment for the Fund Shares and the Institutional Shares of $305,000 and $2,000, respectively. For the Fund Shares and the Institutional Shares, the performance adjustments were 0.03% and 0.02%, respectively.

SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with QS Investors, LLC (QS Investors), under which QS Investors directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). This arrangement provides for monthly fees that are paid by the Manager.

The Manager (not the Fund) pays QS Investors a subadvisory fee in the annual amount of 0.25% of the first $250 million of assets, 0.21% on assets over $250 million and up to $500 million, and 0.17% on assets over $500 million of the Fund's average net assets that QS Investors manages. For the year ended July 31, 2018, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to QS Investors, of $1,830,000.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% and 0.10% of average net assets of the Funds Shares and Institutional Shares, respectively. For the year ended July 31, 2018, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,339,000 and $7,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2018, the Fund reimbursed the Manager $11,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - The Manager agreed, through November 30, 2018, to limit the total annual operating expenses of the Institutional Shares to 1.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Institutional Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2018, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2018, the Institutional Shares incurred reimbursable expenses of $8,000, of which $1,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2018, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $1,495,000 and $7,000, respectively.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

================================================================================

40  | USAA CAPITAL GROWTH FUND

================================================================================

(8) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At July 31, 2018, USAA and its affiliates owned 490,000 Institutional Shares, which represents 77.9% of the Institutional Shares outstanding and 0.7% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit are effective December 1, 2018. However, Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, delayed other requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule to the Funds' financial statements and various filings.

(10) UPCOMING ACCOUNTING PRONOUNCEMENT

(ASU) 2018-13, FAIR VALUE MEASUREMENT
-------------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement
(Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. The adoption of this ASU guidance is not expected to have a material impact on the financial statements and other disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED JULY 31,
                                 ----------------------------------------------------------------------------
                                     2018             2017             2016             2015             2014
                                 ----------------------------------------------------------------------------
Net asset value at
  beginning of period            $  11.67         $   9.97         $  10.16         $   9.31         $   8.00
                                 ----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .15              .14              .13              .12              .12
  Net realized and
    unrealized gain (loss)           1.21             1.71             (.21)             .88             1.28
                                 ----------------------------------------------------------------------------
Total from investment
  operations                         1.36             1.85             (.08)            1.00             1.40
                                 ----------------------------------------------------------------------------
Less distributions from:
  Net investment income              (.12)            (.15)            (.11)            (.15)            (.09)
  Realized capital gains             (.28)               -                -                -                -
                                 ----------------------------------------------------------------------------
Total distributions                  (.40)            (.15)            (.11)            (.15)            (.09)
                                 ----------------------------------------------------------------------------
Net asset value at
  end of period                  $  12.63         $  11.67         $   9.97         $  10.16         $   9.31
                                 ============================================================================
Total return (%)*                   11.76            18.75             (.76)           10.79            17.55
Net assets at
  end of period (000)            $902,670         $836,515         $721,357         $760,764         $706,918
Ratios to average net assets:**
  Expenses (%)(e)                    1.15             1.21             1.24             1.23(b)          1.28(a)
  Expenses, excluding
    reimbursements (%)(e)            1.15             1.21             1.24             1.23             1.28(a)
  Net investment income (%)          1.25             1.27             1.39              .95             1.41
Portfolio turnover (%)                 22(c)            55(d)            24               38               36

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended July 31, 2018, average net assets were $893,089,000.

(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.

(b) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.30% of the Fund Shares' average net assets.

(c) Reflects overall decrease in purchases and sales of securities.

(d) Reflects overall increase in purchases and sales of securities.

(e) Does not include acquired fund fees, if any.

================================================================================

42  | USAA CAPITAL GROWTH FUND

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                    PERIOD ENDED
                                                  YEAR ENDED JULY 31,                  JULY 31,
                                             ---------------------------------------------------
                                               2018                 2017                 2016***
                                             ---------------------------------------------------
Net asset value at beginning
  of period                                  $11.70               $ 9.98               $10.20
                                             ------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                         .17                  .15                  .14
  Net realized and unrealized
    gain (loss)                                1.20                 1.71                 (.24)
                                             ------------------------------------------------
Total from investment operations               1.37                 1.86                 (.10)
                                             ------------------------------------------------
Less distributions from:
  Net investment income                        (.13)                (.14)                (.12)
  Realized capital gains                       (.28)                   -                    -
                                             ------------------------------------------------
Total distributions                            (.41)                (.14)                (.12)
                                             ------------------------------------------------
Net asset value at end of
  period                                     $12.66               $11.70               $ 9.98
                                             ================================================
Total return (%)*                             11.84                18.79                 (.99)
Net assets at end of
  period (000)                               $7,961               $5,762               $4,891
Ratios to average net assets:**
  Expenses (%)(c)                              1.10                 1.10                 1.10(a)
  Expenses, excluding
    reimbursements (%)(c)                      1.21                 1.47                 1.48(a)
  Net investment income (%)                    1.38                 1.38                 1.57(a)
Portfolio turnover (%)                           22(d)                55(b)                24

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended July 31, 2018, average net assets were $7,136,000.

*** Institutional Shares commenced operations on August 7, 2015.

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(b) Reflects overall increase in purchases and sales of securities.

(c) Does not include acquired fund fees, if any.

(d) Reflects overall decrease in purchases and sales of securities.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  43

================================================================================

EXPENSE EXAMPLE

July 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2018, through July 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

44  | USAA CAPITAL GROWTH FUND

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                           BEGINNING               ENDING            DURING PERIOD*
                                         ACCOUNT VALUE          ACCOUNT VALUE       FEBRUARY 1, 2018 -
                                        FEBRUARY 1, 2018        JULY 31, 2018         JULY 31, 2018
                                        --------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00             $  962.70                $5.55

Hypothetical
  (5% return before expenses)               1,000.00              1,019.14                 5.71

INSTITUTIONAL SHARES
Actual                                      1,000.00                962.70                 5.35

Hypothetical
  (5% return before expenses)               1,000.00              1,019.34                 5.51

*Expenses are equal to the annualized expense ratio of 1.14% for Fund Shares and 1.10% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (3.73)% for Fund Shares and (3.73)% for Institutional Shares for the six-month period of February 1, 2018, through July 31, 2018.

================================================================================

                                                           EXPENSE EXAMPLE |  45

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2018

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2018, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreement between the Manager and QS Investors LLC (the Subadviser) with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. The Board considered the Advisory Agreement and the Subadvisory

================================================================================

46  | USAA CAPITAL GROWTH FUND

================================================================================

Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board considered the Manager's process for monitoring the performance of the Subadviser and the Manager's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the

================================================================================

48  | USAA CAPITAL GROWTH FUND

================================================================================

Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classifications/objectives as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was above the median of its expense group and equal to the median of its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account management's discussion of the Fund's expenses. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager. The Board also considered and discussed information about the Subadviser's fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one-, three-, five-, and ten-year

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

periods ended December 31, 2017, and was above its Lipper index for the one-, three- and five-year periods ended December 31, 2017, and below its Lipper index for the ten-year period ended December 31, 2017. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-year period ended December 31, 2017, was in the top 15% of its performance universe for the three-year period ended December 31, 2017, was in the top 10% of its performance universe for the five-year period ended December 31, 2017, and was in the top 50% of its performance universe for the ten-year period ended December 31, 2017.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fact that the Manager pays the subadvisory fee. The

================================================================================

50  | USAA CAPITAL GROWTH FUND

================================================================================

Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Fund's Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship;
(iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include:
(i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and
(iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to

================================================================================

52 | USAA CAPITAL GROWTH FUND

================================================================================

the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2017, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on the Board's conclusions, it determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 56 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

54  | USAA CAPITAL GROWTH FUND

================================================================================

If you would like more information about the funds' Trustees, you may call
(800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

56  | USAA CAPITAL GROWTH FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues.
Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over ten years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

58  | USAA CAPITAL GROWTH FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2)  Member of Executive Committee.
    (3)  Member of Audit and Compliance Committee.
    (4)  Member of Product Management and Distribution Committee.
    (5)  Member of Corporate Governance Committee.
    (6)  Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

60  | USAA CAPITAL GROWTH FUND

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13).
Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

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================================================================================
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   USAA(R)

                                                   [GRAPHIC OF USAA GROWTH FUND]

 ==============================================================

       ANNUAL REPORT
       USAA GROWTH FUND
       FUND SHARES o INSTITUTIONAL SHARES
       JULY 31, 2018

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"INVESTORS WHO ARE OVERLY CONCENTRATED IN
PARTICULAR ASSET CLASSES COULD BE CARRYING          [PHOTO OF BROOKS ENGLEHARDT]
MORE RISK IN THEIR PORTFOLIOS THAN THEY REALIZE.
THIS IS TRUE EVEN FOR THOSE WHO THINK THEY ARE
DIVERSIFIED."

--------------------------------------------------------------------------------

SEPTEMBER 2018

U.S. stocks advanced during the opening months of the reporting period ended July 31, 2018, while bond prices remained relatively range bound. The situation was similar when the reporting period ended. A casual observer might think this reporting period was rather uneventful; however, the opposite is true.

At first, stocks recorded gains, supported by robust global economic growth and better-than-expected corporate earnings. Bond prices were generally steady, even as the Federal Reserve (the Fed) continued to raise short-term interest rates. In December 2017, federal tax legislation was passed by Congress and signed into law by President Trump. The new law, which became effective in January 2018, lowered the corporate tax rate from 35% to 21% and was widely expected to increase companies' cash flows and bottom lines.

In February 2018, volatility--noticeably absent during 2017--re-emerged. U.S. stocks fell and long-term interest rates rose as inflation fears surfaced. In March and April 2018, U.S. inflation climbed above the Fed's 2% target, suggesting that the central bank might increase the pace of its interest rate increases. Market turbulence continued through the rest of the reporting period, fueled by tensions between the United States and its trading partners and the imposition of tariffs. Other geopolitical events also roiled the markets, including the potential that Italy's incoming government might try to weaken that country's role in the European Union; U.S.-North Korea tensions, along with a high-profile summit in Singapore; and a meeting in Helsinki between President Trump and Russia's president, Vladimir Putin.

At the same time, global economic growth softened. Weaker growth, combined with trade-related political rhetoric led a number of central banks to postpone planned interest rate increases. In the United States, however, as the economic expansion continued and the job market improved, the Fed maintained its slow-and-steady approach to raising interest rates, boosting them in December 2017 and again in March and June 2018. Fed policymakers also increased the projected total number of 2018 interest rate increases from three to four. At the end of the reporting period, the market

================================================================================

================================================================================

appeared to believe that the Fed would take action in September and December
2018.

For the reporting period overall, U.S. stocks recorded double-digit gains. Bond prices were generally unchanged, though high-yield securities and tax-exempt bonds produced positive returns. Meanwhile, the U.S. Treasury yield curve flattened as shorter-term yields rose more than longer-term yields. We believe a flattening yield curve raises concerns because it might be followed by an inversion, in which two-year yields are higher than 10-year yields. A yield-curve inversion has sometimes signaled an approaching recession.

At USAA Investments, although we believe there is little chance of a recession in the next reporting period, we expect to hear a lot of media "noise" about trade in the coming months, as well as on other issues that could provoke an emotional reaction from investors. We recommend that investors focus on information that can provide the perspective they need to manage their investments.

Investors may also want to make sure their portfolios are adequately diversified. The primary benefit of diversification is long-term risk management. Investors who are overly concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This is true even for those who think they are diversified. U.S. stocks have outperformed for some time, so their weighting within a portfolio could have grown rather large and might need to be rebalanced.

Now that the summer is over, you may want to review your financial situation. Please give our financial advisors a call. At USAA Investments, we are committed to helping you meet your financial objectives.

In the months ahead, we will continue to monitor the financial markets, economic conditions, Fed monetary policy, shifts in interest rates, and other matters that could potentially affect your investments. On behalf of everyone here at USAA Investments, thank you for allowing us to help with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY ON THE FUND                                               1

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

   Distributions to Shareholders                                              10

   Report of Independent Registered
     Public Accounting Firm                                                   11

   Portfolio of Investments                                                   12

   Notes to Portfolio of Investments                                          18

   Financial Statements                                                       19

   Notes to Financial Statements                                              22

   Financial Highlights                                                       37

EXPENSE EXAMPLE                                                               39

ADVISORY AGREEMENT(S)                                                         41

TRUSTEES' AND OFFICERS' INFORMATION                                           49

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Loomis, Sayles & Company, L.P.           Renaissance Investment Management

    AZIZ V. HAMZAOGULLARI, CFA               MICHAEL E. SCHROER, CFA
                                             ANDY ENG, CFA

--------------------------------------------------------------------------------

o   PLEASE DISCUSS THE MARKET CONDITIONS DURING THE REPORTING PERIOD.

    The broad U.S. stock market posted gains for the reporting period ended July 31, 2018. Entering the reporting period, equity sentiment was supported by solid economic growth, rising corporate earnings and unemployment in the 4% to 4.5% range. At its September 2017 meeting, the Federal Reserve (the Fed) briefly paused in its efforts to boost short-term interest rates but announced its intention to begin tapering its portfolio of mortgage-backed and U.S. Treasury securities acquired under the quantitative easing program. While the prospect of higher interest rates generally leads to lower equity valuations, the markets seemed to focus on the Fed's policy shift as confirming the U.S. economic recovery.
    A rebound in commodity prices and continued low global bond yields further supported equities. December 2017 saw investors shrug off the Fed's well-signaled increase in the Fed funds rate, its benchmark overnight lending interest rate. As 2017 drew to a close, investor optimism was fueled by a tax reform package that included a reduction in the corporate tax rate from 35% to 21%, as well as incentives for companies to accelerate capital investment and repatriate cash kept overseas.

    U.S. markets started 2018 on a positive note, driven in part by raised earnings estimates based on the tax cuts included in the December 2017 federal tax legislation and continued strong economic activity. However, stocks plummeted in early February 2018. A strong January employment report raised inflation expectations and led long-term U.S. Treasury yields to increase, with the closely watched 10-year bond threatening to reach 3%. Stocks would recover much of the lost ground before dipping again in March 2018, as the White House announced tariffs on aluminum and steel

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    and increased trade rhetoric, while revelations about Facebook's handling of user data resulted in calls for increased regulation of technology companies.

    Although broad stock indexes would not quite return to the highs attained in the immediate wake of tax reform, the market generally trended higher over the last four months of the reporting period, supported by continued economic expansion. In June 2018, the Fed raised the Fed funds rate for the second time in 2018 and projected a total of four increases for calendar year 2018, rather than three. Trade tensions continued to dampen investor sentiment, as after months of harsh rhetoric, July 2018 saw the U.S. and China unveil matching plans for billions in tariffs. Stocks also faced resistance from higher bond yields, as the early 2018 upward shift in the U.S. Treasury yield curve was sustained through the end of July 2018.

    For the reporting period, U.S. growth stocks notably outperformed their value counterparts. Small-cap stocks outperformed large-cap stocks, in part due to investors seeking to own shares of domestically focused companies that are less sensitive to a global trade war.

o   HOW DID THE USAA GROWTH FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended July 31, 2018, the Fund Shares and Institutional Shares had total returns of 14.99% and 15.07%, respectively. This compares to returns of 22.84% for the Russell 1000(R) Growth Index (the Index) and 21.82% for the Lipper Large-Cap Growth Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. Loomis, Sayles & Company, L.P. (Loomis Sayles) and Renaissance Investment Management (Renaissance) are subadvisers to the Fund. The subadvisers each provide day-to-day discretionary management for the Fund's assets.

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA GROWTH FUND

================================================================================

o   HOW DID LOOMIS SAYLES' PORTION OF THE FUND PERFORM DURING THE REPORTING
    PERIOD?

    The Loomis Sayles portion of the Fund posted positive absolute returns but underperformed the Index during the reporting period. Stock selection in the consumer discretionary sector contributed positively to relative performance, as did allocations to the industrial and information technology ("IT") sectors. At the individual security level, top contributors included online retailer Amazon.com, Inc., global payments processor Visa Inc. and Google parent Alphabet Inc. Amazon reported strong revenue growth during the period, supported by healthy fundamentals in its online retail and cloud computing businesses, both of which continued to take market share. Under the leadership of founder Jeff Bezos, Amazon has continued its rapid investment in key areas that capitalize on its strength, focusing on businesses with durable high-growth prospects and strong financial returns.

    Stock selection in the IT, health care, consumer staples, energy, industrial, and financial sectors all detracted from relative performance, as did allocations to the consumer staples, energy, consumer discretionary, health care, and financial sectors. The largest detractors from performance among individual names were biotechnology company Regeneron Pharmaceuticals, Inc. ("Regeneron"), coffee retailer Starbucks Corp. and consumer products manufacturer Procter & Gamble Co. Regeneron reported solid and above-expectations sales results, including market share gains for its leading eye disease treatment Eylea, which is the company's largest revenue generator. However, phase 2 clinical studies of a combination therapy involving Eylea failed to demonstrate greater efficacy than Eylea alone in the treatment of two different eye diseases, increasing the likelihood that Eylea will face heightened pressure from competing treatments as early as 2019. Despite likely competition, Loomis Sayles believes Eylea's competitive advantages remain intact, and the Fund's position in the stock was increased during the reporting period to take advantage of price weakness.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

o   HOW DID RENAISSANCE'S PORTION OF THE FUND PERFORM DURING THE REPORTING
    PERIOD?

    Renaissance's portion of the Fund underperformed the Index over the reporting period, driven primarily by poor stock selection within the IT and health care sectors. Sector allocation had a positive effect, as underweighted positions in real estate and consumer staples contributed to overall return.

    The IT sector saw both the best and worst individual performers within the Renaissance portfolio during the reporting period. Cloud data storage specialist NetApp, Inc. was a top contributor to performance, as revenue growth reaccelerated due to the release of its latest cloud storage products. This not only improved current operating results but also built rising momentum with respect to future growth prospects. Creativity software developer Adobe Systems, Inc. was also a leading contributor. In contrast, positions in mobile device component producer Skyworks Solutions, Inc.* (Skyworks) and hard-disk drive leader Western Digital Corp. detracted from performance. Skyworks has suffered recently from a slowdown in the growth of global cellphone sales. Moreover, because it exports a substantial portion of its chipsets to Chinese mobile device manufacturers, the prospects for a potential trade war between the U.S. and China also weighed on the stock.

    After facing the headwind of an extended period during which stocks with above-average earnings multiples led performance within Index, the Renaissance portfolio outperformed the benchmark during July 2018. The manager's preference for low-valuation stocks played a significant role in this turnaround, as did stock selection in the consumer discretionary and industrials sectors.

    Thank you for allowing us to help you with your investment needs.

    *Skyworks Solutions, Inc. was sold out of the Fund prior to July, 31, 2018.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging-market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

4  | USAA GROWTH FUND

================================================================================

INVESTMENT OVERVIEW

USAA GROWTH FUND SHARES (FUND SHARES)
(Ticker Symbol: USAAX)

--------------------------------------------------------------------------------
                                               7/31/18              7/31/17
--------------------------------------------------------------------------------
Net Assets                                   $1.6 Billion         $1.4 Billion
Net Asset Value Per Share                       $32.15               $28.65

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
   1 YEAR                           5 YEARS                          10 YEARS
   14.99%                           14.78%                           10.16%

--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 7/31/17*
--------------------------------------------------------------------------------
                                   0.99%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective December 1, 2017, the base investment management fee was reduced from 0.75% to 0.65% of the Fund's average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                          RUSSELL 1000               LIPPER LARGE-CAP                USAA GROWTH
                          GROWTH INDEX              GROWTH FUNDS INDEX               FUND SHARES
 7/31/2008                 $10,000.00                   $10,000.00                   $10,000.00
 8/31/2008                  10,107.67                    10,026.70                     9,902.00
 9/30/2008                   8,937.16                     8,741.47                     8,541.00
10/31/2008                   7,363.69                     7,214.80                     7,062.00
11/30/2008                   6,778.06                     6,491.05                     6,397.00
12/31/2008                   6,900.56                     6,665.41                     6,471.00
 1/31/2009                   6,568.61                     6,320.85                     6,243.00
 2/28/2009                   6,074.46                     5,908.55                     5,805.00
 3/31/2009                   6,616.28                     6,416.31                     6,216.00
 4/30/2009                   7,251.49                     7,096.14                     6,621.00
 5/31/2009                   7,610.95                     7,484.63                     6,889.00
 6/30/2009                   7,696.10                     7,487.57                     6,883.00
 7/31/2009                   8,242.73                     8,051.78                     7,261.00
 8/31/2009                   8,413.67                     8,210.62                     7,385.00
 9/30/2009                   8,771.55                     8,604.93                     7,731.00
10/31/2009                   8,652.74                     8,434.68                     7,549.00
11/30/2009                   9,184.30                     8,943.43                     7,986.00
12/31/2009                   9,468.18                     9,231.53                     8,275.00
 1/31/2010                   9,055.02                     8,747.88                     7,771.00
 2/28/2010                   9,366.21                     9,058.20                     8,144.00
 3/31/2010                   9,907.98                     9,627.15                     8,660.00
 4/30/2010                  10,018.69                     9,726.17                     8,739.00
 5/31/2010                   9,253.85                     8,944.83                     8,085.00
 6/30/2010                   8,744.28                     8,430.03                     7,634.00
 7/31/2010                   9,368.02                     9,001.80                     8,183.00
 8/31/2010                   8,930.64                     8,559.89                     7,667.00
 9/30/2010                   9,881.30                     9,477.45                     8,621.00
10/31/2010                  10,353.23                     9,975.17                     9,059.00
11/30/2010                  10,473.47                    10,075.00                     9,163.00
12/31/2010                  11,050.36                    10,627.81                     9,620.00
 1/31/2011                  11,331.58                    10,837.52                     9,711.00
 2/28/2011                  11,702.43                    11,130.76                     9,907.00
 3/31/2011                  11,716.72                    11,136.36                     9,986.00
 4/30/2011                  12,109.10                    11,474.04                    10,365.00
 5/31/2011                  11,977.27                    11,334.40                    10,267.00
 6/30/2011                  11,805.49                    11,184.36                    10,097.00
 7/31/2011                  11,687.16                    11,124.51                     9,875.00
 8/31/2011                  11,070.37                    10,376.57                     9,234.00
 9/30/2011                  10,254.66                     9,471.02                     8,573.00
10/31/2011                  11,380.00                    10,607.76                     9,633.00
11/30/2011                  11,378.90                    10,477.21                     9,515.00
12/31/2011                  11,342.31                    10,319.13                     9,427.00
 1/31/2012                  12,019.35                    11,026.47                    10,024.00
 2/29/2012                  12,594.18                    11,675.87                    10,411.00
 3/31/2012                  13,008.42                    12,088.46                    10,746.00
 4/30/2012                  12,988.33                    11,999.59                    10,661.00
 5/31/2012                  12,155.17                    11,079.58                     9,886.00
 6/30/2012                  12,485.22                    11,324.98                    10,195.00
 7/31/2012                  12,652.59                    11,342.50                    10,306.00
 8/31/2012                  12,993.00                    11,768.48                    10,667.00
 9/30/2012                  13,247.80                    12,057.45                    10,923.00
10/31/2012                  12,861.15                    11,638.26                    10,654.00
11/30/2012                  13,076.51                    11,897.21                    11,021.00
12/31/2012                  13,072.90                    11,961.73                    11,117.00
 1/31/2013                  13,633.19                    12,478.05                    11,809.00
 2/28/2013                  13,802.84                    12,544.72                    11,921.00
 3/31/2013                  14,320.63                    12,939.17                    12,197.00
 4/30/2013                  14,624.61                    13,106.89                    12,355.00
 5/31/2013                  14,896.29                    13,452.29                    12,757.00
 6/30/2013                  14,615.98                    13,179.73                    12,553.00
 7/31/2013                  15,390.94                    14,003.79                    13,205.00
 8/31/2013                  15,127.16                    13,835.45                    12,909.00
 9/30/2013                  15,801.28                    14,626.46                    13,528.00
10/31/2013                  16,500.26                    15,239.89                    14,101.00
11/30/2013                  16,965.72                    15,695.40                    14,522.00
12/31/2013                  17,450.34                    16,197.44                    15,078.00
 1/31/2014                  16,952.86                    15,810.78                    14,687.00
 2/28/2014                  17,825.47                    16,717.63                    15,410.00
 3/31/2014                  17,645.70                    16,179.41                    15,304.00
 4/30/2014                  17,646.42                    15,898.07                    15,178.00
 5/31/2014                  18,196.36                    16,475.27                    15,669.00
 6/30/2014                  18,550.98                    16,878.82                    15,981.00
 7/31/2014                  18,267.01                    16,703.98                    15,676.00
 8/31/2014                  19,103.97                    17,397.21                    16,379.00
 9/30/2014                  18,826.84                    17,093.82                    16,167.00
10/31/2014                  19,322.96                    17,593.56                    16,611.00
11/30/2014                  19,935.27                    18,036.71                    17,394.00
12/31/2014                  19,727.58                    17,871.76                    17,310.00
 1/31/2015                  19,425.49                    17,580.88                    16,926.00
 2/28/2015                  20,720.31                    18,689.66                    18,028.00
 3/31/2015                  20,484.66                    18,487.27                    17,787.00
 4/30/2015                  20,587.24                    18,483.12                    17,794.00
 5/31/2015                  20,877.03                    18,837.50                    18,078.00
 6/30/2015                  20,509.25                    18,661.37                    17,680.00
 7/31/2015                  21,204.73                    19,324.03                    18,419.00
 8/31/2015                  19,917.00                    18,053.77                    17,268.00
 9/30/2015                  19,424.29                    17,438.65                    16,905.00
10/31/2015                  21,096.84                    18,958.81                    18,412.00
11/30/2015                  21,156.05                    19,062.23                    18,519.00
12/31/2015                  20,845.59                    18,874.68                    18,285.00
 1/31/2016                  19,681.84                    17,373.55                    17,153.00
 2/29/2016                  19,673.44                    17,097.29                    17,039.00
 3/31/2016                  21,000.24                    18,073.79                    18,193.00
 4/30/2016                  20,808.48                    18,058.04                    18,171.00
 5/31/2016                  21,212.56                    18,498.06                    18,619.00
 6/30/2016                  21,129.25                    18,133.17                    18,368.00
 7/31/2016                  22,126.59                    19,172.89                    19,386.00
 8/31/2016                  22,016.66                    19,151.74                    19,515.00
 9/30/2016                  22,097.20                    19,350.65                    19,644.00
10/31/2016                  21,578.29                    18,906.38                    19,158.00
11/30/2016                  22,047.80                    18,970.93                    19,431.00
12/31/2016                  22,320.73                    18,976.81                    19,456.00
 1/31/2017                  23,072.91                    19,869.50                    20,055.00
 2/28/2017                  24,031.25                    20,620.72                    20,814.00
 3/31/2017                  24,309.21                    20,924.66                    21,069.00
 4/30/2017                  24,865.16                    21,530.76                    21,508.00
 5/31/2017                  25,511.72                    22,272.72                    22,147.00
 6/30/2017                  25,444.51                    22,244.83                    22,283.00
 7/31/2017                  26,120.81                    22,936.92                    22,882.00
 8/31/2017                  26,599.64                    23,282.76                    23,138.00
 9/30/2017                  26,945.48                    23,499.03                    23,473.00
10/31/2017                  27,989.54                    24,324.09                    24,128.00
11/30/2017                  28,839.86                    24,900.08                    24,879.00
12/31/2017                  29,064.38                    25,020.68                    24,985.00
 1/31/2018                  31,122.90                    27,095.34                    26,843.00
 2/28/2018                  30,306.83                    26,441.58                    25,787.00
 3/31/2018                  29,475.72                    25,766.09                    24,961.00
 4/30/2018                  29,578.70                    25,987.67                    24,797.00
 5/31/2018                  30,875.18                    26,998.64                    25,501.00
 6/30/2018                  31,172.45                    27,297.31                    25,468.00
 7/31/2018                  32,087.57                    27,940.97                    26,311.00

                                   [END CHART]

                       Data from 7/31/08 through 7/31/18.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth Fund Shares to the following benchmarks:

o The unmanaged Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

o The unmanaged Lipper Large-Cap Growth Funds Index tracks the total return performance of funds within the Lipper Large-Cap Growth Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Large-Cap Growth Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

6  | USAA GROWTH FUND

================================================================================

USAA GROWTH FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES)
(Ticker Symbol: UIGRX)

--------------------------------------------------------------------------------
                                            7/31/18                 7/31/17
--------------------------------------------------------------------------------
Net Assets                               $1.3 Billion             $1.3 Billion
Net Asset Value Per Share                   $32.08                   $28.59

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
    1 YEAR                   5 YEARS                  SINCE INCEPTION 8/01/08
    15.07%                   14.84%                            10.32%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/17*
--------------------------------------------------------------------------------
                                      0.91%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective December 1, 2017, the base investment management fee was reduced from 0.75% to 0.65% of the Fund's average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                          RUSSELL 1000               LIPPER LARGE-CAP            USAA GROWTH FUND
                          GROWTH INDEX              GROWTH FUNDS INDEX          INSTITUTIONAL SHARE
 7/31/2008                 $10,000.00                   $10,000.00                  $10,000.00
 8/31/2008                  10,107.67                    10,026.70                    9,980.00
 9/30/2008                   8,937.16                     8,741.47                    8,608.00
10/31/2008                   7,363.69                     7,214.80                    7,118.00
11/30/2008                   6,778.06                     6,491.05                    6,448.00
12/31/2008                   6,900.56                     6,665.41                    6,520.00
 1/31/2009                   6,568.61                     6,320.85                    6,290.00
 2/28/2009                   6,074.46                     5,908.55                    5,855.00
 3/31/2009                   6,616.28                     6,416.31                    6,270.00
 4/30/2009                   7,251.49                     7,096.14                    6,672.00
 5/31/2009                   7,610.95                     7,484.63                    6,942.00
 6/30/2009                   7,696.10                     7,487.57                    6,942.00
 7/31/2009                   8,242.73                     8,051.78                    7,324.00
 8/31/2009                   8,413.67                     8,210.62                    7,449.00
 9/30/2009                   8,771.55                     8,604.93                    7,798.00
10/31/2009                   8,652.74                     8,434.68                    7,613.00
11/30/2009                   9,184.30                     8,943.43                    8,055.00
12/31/2009                   9,468.18                     9,231.53                    8,348.00
 1/31/2010                   9,055.02                     8,747.88                    7,840.00
 2/28/2010                   9,366.21                     9,058.20                    8,216.00
 3/31/2010                   9,907.98                     9,627.15                    8,744.00
 4/30/2010                  10,018.69                     9,726.17                    8,823.00
 5/31/2010                   9,253.85                     8,944.83                    8,163.00
 6/30/2010                   8,744.28                     8,430.03                    7,702.00
 7/31/2010                   9,368.02                     9,001.80                    8,262.00
 8/31/2010                   8,930.64                     8,559.89                    7,741.00
 9/30/2010                   9,881.30                     9,477.45                    8,705.00
10/31/2010                  10,353.23                     9,975.17                    9,153.00
11/30/2010                  10,473.47                    10,075.00                    9,259.00
12/31/2010                  11,050.36                    10,627.81                    9,716.00
 1/31/2011                  11,331.58                    10,837.52                    9,815.00
 2/28/2011                  11,702.43                    11,130.76                   10,013.00
 3/31/2011                  11,716.72                    11,136.36                   10,093.00
 4/30/2011                  12,109.10                    11,474.04                   10,476.00
 5/31/2011                  11,977.27                    11,334.40                   10,377.00
 6/30/2011                  11,805.49                    11,184.36                   10,205.00
 7/31/2011                  11,687.16                    11,124.51                    9,980.00
 8/31/2011                  11,070.37                    10,376.57                    9,340.00
 9/30/2011                  10,254.66                     9,471.02                    8,672.00
10/31/2011                  11,380.00                    10,607.76                    9,742.00
11/30/2011                  11,378.90                    10,477.21                    9,624.00
12/31/2011                  11,342.31                    10,319.13                    9,535.00
 1/31/2012                  12,019.35                    11,026.47                   10,138.00
 2/29/2012                  12,594.18                    11,675.87                   10,530.00
 3/31/2012                  13,008.42                    12,088.46                   10,868.00
 4/30/2012                  12,988.33                    11,999.59                   10,782.00
 5/31/2012                  12,155.17                    11,079.58                   10,006.00
 6/30/2012                  12,485.22                    11,324.98                   10,311.00
 7/31/2012                  12,652.59                    11,342.50                   10,424.00
 8/31/2012                  12,993.00                    11,768.48                   10,789.00
 9/30/2012                  13,247.80                    12,057.45                   11,054.00
10/31/2012                  12,861.15                    11,638.26                   10,775.00
11/30/2012                  13,076.51                    11,897.21                   11,154.00
12/31/2012                  13,072.90                    11,961.73                   11,249.00
 1/31/2013                  13,633.19                    12,478.05                   11,950.00
 2/28/2013                  13,802.84                    12,544.72                   12,064.00
 3/31/2013                  14,320.63                    12,939.17                   12,337.00
 4/30/2013                  14,624.61                    13,106.89                   12,504.00
 5/31/2013                  14,896.29                    13,452.29                   12,905.00
 6/30/2013                  14,615.98                    13,179.73                   12,698.00
 7/31/2013                  15,390.94                    14,003.79                   13,365.00
 8/31/2013                  15,127.16                    13,835.45                   13,065.00
 9/30/2013                  15,801.28                    14,626.46                   13,686.00
10/31/2013                  16,500.26                    15,239.89                   14,267.00
11/30/2013                  16,965.72                    15,695.40                   14,694.00
12/31/2013                  17,450.34                    16,197.44                   15,253.00
 1/31/2014                  16,952.86                    15,810.78                   14,863.00
 2/28/2014                  17,825.47                    16,717.63                   15,590.00
 3/31/2014                  17,645.70                    16,179.41                   15,482.00
 4/30/2014                  17,646.42                    15,898.07                   15,361.00
 5/31/2014                  18,196.36                    16,475.27                   15,852.00
 6/30/2014                  18,550.98                    16,878.82                   16,168.00
 7/31/2014                  18,267.01                    16,703.98                   15,859.00
 8/31/2014                  19,103.97                    17,397.21                   16,572.00
 9/30/2014                  18,826.84                    17,093.82                   16,357.00
10/31/2014                  19,322.96                    17,593.56                   16,808.00
11/30/2014                  19,935.27                    18,036.71                   17,595.00
12/31/2014                  19,727.58                    17,871.76                   17,513.00
 1/31/2015                  19,425.49                    17,580.88                   17,130.00
 2/28/2015                  20,720.31                    18,689.66                   18,241.00
 3/31/2015                  20,484.66                    18,487.27                   17,996.00
 4/30/2015                  20,587.24                    18,483.12                   18,010.00
 5/31/2015                  20,877.03                    18,837.50                   18,298.00
 6/30/2015                  20,509.25                    18,661.37                   17,895.00
 7/31/2015                  21,204.73                    19,324.03                   18,645.00
 8/31/2015                  19,917.00                    18,053.77                   17,477.00
 9/30/2015                  19,424.29                    17,438.65                   17,116.00
10/31/2015                  21,096.84                    18,958.81                   18,645.00
11/30/2015                  21,156.05                    19,062.23                   18,753.00
12/31/2015                  20,845.59                    18,874.68                   18,514.00
 1/31/2016                  19,681.84                    17,373.55                   17,374.00
 2/29/2016                  19,673.44                    17,097.29                   17,266.00
 3/31/2016                  21,000.24                    18,073.79                   18,430.00
 4/30/2016                  20,808.48                    18,058.04                   18,407.00
 5/31/2016                  21,212.56                    18,498.06                   18,869.00
 6/30/2016                  21,129.25                    18,133.17                   18,607.00
 7/31/2016                  22,126.59                    19,172.89                   19,640.00
 8/31/2016                  22,016.66                    19,151.74                   19,771.00
 9/30/2016                  22,097.20                    19,350.65                   19,910.00
10/31/2016                  21,578.29                    18,906.38                   19,416.00
11/30/2016                  22,047.80                    18,970.93                   19,694.00
12/31/2016                  22,320.73                    18,976.81                   19,720.00
 1/31/2017                  23,072.91                    19,869.50                   20,329.00
 2/28/2017                  24,031.25                    20,620.72                   21,100.00
 3/31/2017                  24,309.21                    20,924.66                   21,359.00
 4/30/2017                  24,865.16                    21,530.76                   21,806.00
 5/31/2017                  25,511.72                    22,272.72                   22,455.00
 6/30/2017                  25,444.51                    22,244.83                   22,593.00
 7/31/2017                  26,120.81                    22,936.92                   23,202.00
 8/31/2017                  26,599.64                    23,282.76                   23,469.00
 9/30/2017                  26,945.48                    23,499.03                   23,810.00
10/31/2017                  27,989.54                    24,324.09                   24,476.00
11/30/2017                  28,839.86                    24,900.08                   25,239.00
12/31/2017                  29,064.38                    25,020.68                   25,341.00
 1/31/2018                  31,122.90                    27,095.34                   27,231.00
 2/28/2018                  30,306.83                    26,441.58                   26,157.00
 3/31/2018                  29,475.72                    25,766.09                   25,325.00
 4/30/2018                  29,578.70                    25,987.67                   25,158.00
 5/31/2018                  30,875.18                    26,998.64                   25,874.00
 6/30/2018                  31,172.45                    27,297.31                   25,841.00
 7/31/2018                  32,087.57                    27,940.97                   26,698.00

                                   [END CHART]

                       Data from 7/31/08 through 7/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth Fund Institutional Shares to the Fund's benchmarks listed above (see page 6 for benchmark definitions).

*The performance of the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Large-Cap Growth Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA GROWTH FUND

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/18 o
                                (% of Net Assets)

Amazon.com, Inc. .........................................................  4.9%
Visa, Inc. "A" ...........................................................  4.6%
Facebook, Inc. "A" .......................................................  4.5%
Alibaba Group Holding Ltd. ADR ...........................................  4.1%
Oracle Corp. .............................................................  3.7%
Alphabet, Inc. "A" .......................................................  2.8%
Microsoft Corp. ..........................................................  2.8%
Autodesk, Inc. ...........................................................  2.4%
Monster Beverage Corp. ...................................................  2.4%
Cisco Systems, Inc. ......................................................  2.3%

                   o SECTOR ALLOCATION* - 7/31/18 o
                          (% of Net Assets)

                   [PIE CHART OF SECTOR ALLOCATION]

INFORMATION TECHNOLOGY                                                      42.6%
HEALTH CARE                                                                 15.9%
CONSUMER DISCRETIONARY                                                      13.4%
INDUSTRIALS                                                                  8.9%
CONSUMER STAPLES                                                             8.7%
FINANCIALS                                                                   6.7%
ENERGY                                                                       1.8%
MATERIALS                                                                    1.0%

*Does not include money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2018:

            DIVIDEND RECEIVED               LONG-TERM
           DEDUCTION (CORPORATE           CAPITAL GAIN         QUALIFIED INTEREST
             SHAREHOLDERS)(1)            DISTRIBUTIONS(2)            INCOME
           ----------------------------------------------------------------------
                  100%                     $57,057,000              $122,000
           ----------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2018, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

10  | USAA GROWTH FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF  USAA GROWTH FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Growth Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management.
Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
September 21, 2018

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  11

================================================================================

PORTFOLIO OF INVESTMENTS

JULY 31, 2018

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            EQUITY SECURITIES (99.0%)

            COMMON STOCKS (99.0%)

            CONSUMER DISCRETIONARY (13.4%)
            ------------------------------
            APPAREL RETAIL (0.7%)
   229,192  Ross Stores, Inc.                                                                     $   20,038
                                                                                                  ----------
            AUTOMOTIVE RETAIL (0.7%)
    63,549  O'Reilly Automotive, Inc. (a)                                                             19,446
                                                                                                  ----------
            CABLE & SATELLITE (0.5%)
   437,807  Comcast Corp. "A"                                                                         15,665
                                                                                                  ----------
            GENERAL MERCHANDISE STORES (0.6%)
   183,016  Dollar General Corp.                                                                      17,963
                                                                                                  ----------
            HOME IMPROVEMENT RETAIL (0.6%)
    95,633  Home Depot, Inc.                                                                          18,889
                                                                                                  ----------
            HOTELS, RESORTS & CRUISE LINES (0.6%)
   275,307  Carnival Corp.                                                                            16,309
                                                                                                  ----------
            INTERNET & DIRECT MARKETING RETAIL (4.9%)
    79,718  Amazon.com, Inc.(a)                                                                      141,694
                                                                                                  ----------
            MOVIES & ENTERTAINMENT (0.7%)
   180,447  Walt Disney Co.                                                                           20,492
                                                                                                  ----------
            RESTAURANTS (3.5%)
   893,706  Starbucks Corp.                                                                           46,821
   683,534  Yum China Holdings, Inc.                                                                  24,662
   373,669  Yum! Brands, Inc.                                                                         29,628
                                                                                                  ----------
                                                                                                     101,111
                                                                                                  ----------
            SPECIALTY STORES (0.6%)
   513,928  Dick's Sporting Goods, Inc.                                                               17,546
                                                                                                  ----------
            Total Consumer Discretionary                                                             389,153
                                                                                                  ----------
            CONSUMER STAPLES (8.7%)
            -----------------------
            HOUSEHOLD PRODUCTS (2.8%)
   556,226  Colgate-Palmolive Co.                                                                     37,273
   563,757  Procter & Gamble Co.                                                                      45,596
                                                                                                  ----------
                                                                                                      82,869
                                                                                                  ----------

================================================================================

12  | USAA GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            PACKAGED FOODS & MEATS (1.9%)
 3,467,266  Danone S.A. ADR                                                                       $   54,228
                                                                                                  ----------
            SOFT DRINKS (4.0%)
 1,017,321  Coca-Cola Co.                                                                             47,438
 1,142,284  Monster Beverage Corp.(a)                                                                 68,560
                                                                                                  ----------
                                                                                                     115,998
                                                                                                  ----------
            Total Consumer Staples                                                                   253,095
                                                                                                  ----------
            ENERGY (1.8%)
            -------------
            OIL & GAS EQUIPMENT & SERVICES (1.8%)
   780,460  Schlumberger Ltd.                                                                         52,697
                                                                                                  ----------
            FINANCIALS (6.7%)
            -----------------
            ASSET MANAGEMENT & CUSTODY BANKS (2.3%)
   127,436  Ameriprise Financial, Inc.                                                                18,564
   794,664  SEI Investments Co.                                                                       47,632
                                                                                                  ----------
                                                                                                      66,196
                                                                                                  ----------
            CONSUMER FINANCE (1.9%)
   411,848  American Express Co.                                                                      40,987
   512,121  Synchrony Financial                                                                       14,821
                                                                                                  ----------
                                                                                                      55,808
                                                                                                  ----------
            FINANCIAL EXCHANGES & DATA (0.7%)
    92,427  S&P Global, Inc.                                                                          18,526
                                                                                                  ----------
            INVESTMENT BANKING & BROKERAGE (0.6%)
   360,986  Charles Schwab Corp.                                                                      18,432
                                                                                                  ----------
            LIFE & HEALTH INSURANCE (0.6%)
   157,350  Prudential Financial, Inc.                                                                15,878
                                                                                                  ----------
            PROPERTY & CASUALTY INSURANCE (0.6%)
   304,464  Progressive Corp.                                                                         18,271
                                                                                                  ----------
            Total Financials                                                                         193,111
                                                                                                  ----------
            HEALTH CARE (15.9%)
            -------------------
            BIOTECHNOLOGY (5.8%)
   162,159  AbbVie, Inc.                                                                              14,956
   175,838  Amgen, Inc.                                                                               34,561
    52,700  Biogen, Inc.(a)                                                                           17,621
   247,086  Celgene Corp.(a)                                                                          22,260
   246,133  Gilead Sciences, Inc.                                                                     19,157
   162,920  Regeneron Pharmaceuticals, Inc.(a)                                                        59,956
                                                                                                  ----------
                                                                                                     168,511
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            HEALTH CARE EQUIPMENT (1.8%)
   453,447  Varian Medical Systems, Inc.(a)                                                       $   52,351
                                                                                                  ----------
            HEALTH CARE TECHNOLOGY (1.3%)
   617,965  Cerner Corp.(a)                                                                           38,363
                                                                                                  ----------
            MANAGED HEALTH CARE (2.7%)
   107,453  Aetna, Inc.                                                                               20,243
    74,847  Anthem, Inc.                                                                              18,936
    97,515  Cigna Corp.                                                                               17,496
    79,041  UnitedHealth Group, Inc.                                                                  20,015
                                                                                                  ----------
                                                                                                      76,690
                                                                                                  ----------
            PHARMACEUTICALS (4.3%)
   301,278  Merck & Co., Inc.                                                                         19,845
   373,687  Novartis AG ADR                                                                           31,352
 1,093,751  Novo Nordisk A/S ADR                                                                      54,436
   232,744  Zoetis, Inc.                                                                              20,128
                                                                                                  ----------
                                                                                                     125,761
                                                                                                  ----------
            Total Health Care                                                                        461,676
                                                                                                  ----------
            INDUSTRIALS (8.9%)
            ------------------
            AEROSPACE & DEFENSE (1.3%)
    52,533  Boeing Co.                                                                                18,717
    56,104  Lockheed Martin Corp.                                                                     18,296
                                                                                                  ----------
                                                                                                      37,013
                                                                                                  ----------
            AGRICULTURE & FARM MACHINERY (1.6%)
   329,341  Deere & Co.                                                                               47,685
                                                                                                  ----------
            AIR FREIGHT & LOGISTICS (2.7%)
   766,203  Expeditors International of Washington, Inc.                                              58,362
   171,711  United Parcel Service, Inc. "B"                                                           20,586
                                                                                                  ----------
                                                                                                      78,948
                                                                                                  ----------
            AIRLINES (0.7%)
   373,099  Southwest Airlines Co.                                                                    21,700
                                                                                                  ----------
            BUILDING PRODUCTS (0.7%)
   480,611  Masco Corp.                                                                               19,383
                                                                                                  ----------
            ELECTRICAL COMPONENTS & EQUIPMENT (0.7%)
   103,366  Rockwell Automation, Inc.                                                                 19,387
                                                                                                  ----------
            INDUSTRIAL MACHINERY (0.6%)
   117,164  Illinois Tool Works, Inc.                                                                 16,793
                                                                                                  ----------

================================================================================

14  | USAA GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            RAILROADS (0.6%)
   126,874  Union Pacific Corp.                                                                   $   19,017
                                                                                                  ----------
            Total Industrials                                                                        259,926
                                                                                                  ----------
            INFORMATION TECHNOLOGY (42.6%)
            ------------------------------
            APPLICATION SOFTWARE (3.6%)
    72,111  Adobe Systems, Inc.(a)                                                                    17,644
   539,649  Autodesk, Inc.(a)                                                                         69,313
   170,173  Citrix Systems, Inc.(a)                                                                   18,714
                                                                                                  ----------
                                                                                                     105,671
                                                                                                  ----------
            COMMUNICATIONS EQUIPMENT (2.3%)
 1,564,555  Cisco Systems, Inc.                                                                       66,165
                                                                                                  ----------
            DATA PROCESSING & OUTSOURCED SERVICES (7.1%)
   127,548  Automatic Data Processing, Inc.                                                           17,218
   168,148  Fidelity National Information Services, Inc.                                              17,341
    96,034  Mastercard, Inc. "A"                                                                      19,015
   219,840  Total System Services, Inc.                                                               20,124
   970,231  Visa, Inc. "A"                                                                           132,669
                                                                                                  ----------
                                                                                                     206,367
                                                                                                  ----------
            FINANCIAL EXCHANGES & DATA (1.0%)
   146,756  FactSet Research Systems, Inc.                                                            29,551
                                                                                                  ----------
            HOME ENTERTAINMENT SOFTWARE (0.6%)
   237,342  Activision Blizzard, Inc.                                                                 17,426
                                                                                                  ----------
            INTERNET SOFTWARE & SERVICES (14.0%)
   637,619  Alibaba Group Holding Ltd. ADR(a)                                                        119,382
    66,131  Alphabet, Inc. "A"(a)                                                                     81,157
    49,302  Alphabet, Inc. "C"(a)                                                                     60,013
   487,942  eBay, Inc.(a)                                                                             16,322
   758,207  Facebook, Inc. "A"(a)                                                                    130,851
                                                                                                  ----------
                                                                                                     407,725
                                                                                                  ----------
            IT CONSULTING & OTHER SERVICES (0.5%)
    94,717  International Business Machines Corp.                                                     13,727
                                                                                                  ----------
            SEMICONDUCTOR EQUIPMENT (1.2%)
   373,830  Applied Materials, Inc.                                                                   18,180
    87,805  Lam Research Corp.                                                                        16,739
                                                                                                  ----------
                                                                                                      34,919
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            SEMICONDUCTORS (3.3%)
   863,670  QUALCOMM, Inc.                                                                        $   55,353
   177,168  Texas Instruments, Inc.                                                                   19,722
   285,362  Xilinx, Inc.                                                                              20,566
                                                                                                  ----------
                                                                                                      95,641
                                                                                                  ----------
            SYSTEMS SOFTWARE (6.5%)
   763,797  Microsoft Corp.                                                                           81,023
 2,251,336  Oracle Corp.                                                                             107,344
                                                                                                  ----------
                                                                                                     188,367
                                                                                                  ----------
            TECHNOLOGY DISTRIBUTORS (0.7%)
   220,905  CDW Corp.                                                                                 18,576
                                                                                                  ----------
            TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (1.8%)
   108,066  Apple, Inc.                                                                               20,564
   230,841  NetApp, Inc.                                                                              17,895
   209,176  Western Digital Corp.                                                                     14,673
                                                                                                  ----------
                                                                                                      53,132
                                                                                                  ----------
            Total Information Technology                                                           1,237,267
                                                                                                  ----------
            MATERIALS (1.0%)
            ----------------
            METAL & GLASS CONTAINERS (1.0%)
   301,215  Berry Global Group, Inc.(a)                                                               14,714
   292,730  Crown Holdings, Inc.(a)                                                                   13,252
                                                                                                  ----------
            Total Materials                                                                           27,966
                                                                                                  ----------
            Total Common Stocks (cost: $1,677,409)                                                 2,874,891
                                                                                                  ----------
            Total Equity Securities (cost: $1,677,409)                                             2,874,891
                                                                                                  ----------

            MONEY MARKET INSTRUMENTS (1.0%)

            GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.0%)
30,148,251  State Street Institutional Treasury Money Market Fund Premier Class, 1.81%(b)
              (cost: $30,148)                                                                         30,148
                                                                                                  ----------

            TOTAL INVESTMENTS (COST: $1,707,557)                                                  $2,905,039
                                                                                                  ==========

================================================================================

16  | USAA GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------
ASSETS                                       LEVEL 1             LEVEL 2          LEVEL 3            TOTAL
------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                           $2,874,891                  $-               $-         $2,874,891
Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                        30,148                   -                -             30,148
------------------------------------------------------------------------------------------------------------
Total                                     $2,905,039                  $-               $-         $2,905,039
------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2017, through July 31, 2018, there were no transfers of securities between levels. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 8.9% of net assets at July 31, 2018.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) Non-income-producing security.

    (b) Rate represents the money market fund annualized seven-day yield at July 31, 2018.

See accompanying notes to financial statements.

================================================================================

18  | USAA GROWTH FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,707,557)                                $2,905,039
   Receivables:
       Capital shares sold                                                                             1,416
       Dividends and interest                                                                          2,339
                                                                                                  ----------
          Total assets                                                                             2,908,794
                                                                                                  ----------
LIABILITIES
   Payables:
      Capital shares redeemed                                                                          1,218
   Accrued management fees                                                                             1,625
   Accrued transfer agent's fees                                                                          42
   Other accrued expenses and payables                                                                   162
                                                                                                  ----------
          Total liabilities                                                                            3,047
                                                                                                  ----------
              Net assets applicable to capital shares outstanding                                 $2,905,747
                                                                                                  ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                $1,508,442
   Accumulated undistributed net investment income                                                     4,818
   Accumulated net realized gain on investments                                                      195,005
   Net unrealized appreciation of investments                                                      1,197,482
                                                                                                  ----------
              Net assets applicable to capital shares outstanding                                 $2,905,747
                                                                                                  ==========
   Net asset value, redemption price, and offering price per share:
             Fund Shares (net assets of $1,581,693/49,192
                capital shares outstanding, no par value)                                         $    32.15
                                                                                                  ==========
             Institutional Shares (net assets of $1,324,054/41,271
                 capital shares outstanding, no par value)                                        $    32.08
                                                                                                  ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $647)                                              $   37,560
   Interest                                                                                              450
                                                                                                  ----------
   Total income                                                                                       38,010
                                                                                                  ----------
EXPENSES
   Management fees                                                                                    20,245
   Administration and servicing fees:
      Fund Shares                                                                                      2,256
      Institutional Shares                                                                             1,400
   Transfer agent's fees:
      Fund Shares                                                                                      1,488
      Institutional Shares                                                                             1,400
   Custody and accounting fees:
      Fund Shares                                                                                        161
      Institutional Shares                                                                               146
   Postage:
      Fund Shares                                                                                         80
      Institutional Shares                                                                                48
   Shareholder reporting fees:
      Fund Shares                                                                                         42
      Institutional Shares                                                                                 6
   Trustees' fees                                                                                         33
   Registration fees:
      Fund Shares                                                                                         58
      Institutional Shares                                                                                27
   Professional fees                                                                                     110
   Other                                                                                                  40
                                                                                                  ----------
         Total expenses                                                                               27,540
   Expenses paid indirectly:
       Fund Shares                                                                                        (5)
       Institutional Shares                                                                               (5)
                                                                                                  ----------
          Net expenses                                                                                27,530
                                                                                                  ----------
NET INVESTMENT INCOME                                                                                 10,480
                                                                                                  ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain                                                                                 213,204
   Change in net unrealized appreciation/(depreciation)                                              177,416
                                                                                                  ----------
          Net realized and unrealized gain                                                           390,620
                                                                                                  ----------
   Increase in net assets resulting from operations                                               $  401,100
                                                                                                  ==========

See accompanying notes to financial statements.

================================================================================

20  | USAA GROWTH FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

------------------------------------------------------------------------------------------------------------

                                                                                           2018         2017
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                             $   10,480   $    9,087
   Net realized gain on investments                                                     213,204       89,029
   Change in net unrealized appreciation/(depreciation)
      of investments                                                                    177,416      300,107
                                                                                     -----------------------
      Increase in net assets resulting from operations                                  401,100      398,223
                                                                                     -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                                        (2,593)      (2,473)
      Institutional Shares                                                               (3,529)      (3,074)
                                                                                     -----------------------
         Total distributions of net investment income                                    (6,122)      (5,547)
                                                                                     -----------------------
   Net realized gains:
      Fund Shares                                                                       (33,714)     (54,978)
      Institutional Shares                                                              (31,877)     (47,809)
                                                                                     -----------------------
         Total distributions of net realized gains                                      (65,591)    (102,787)
                                                                                     -----------------------
      Distributions to shareholders                                                     (71,713)    (108,334)
                                                                                     -----------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                                           36,565       81,485
   Institutional Shares                                                                (135,261)     147,978
                                                                                     -----------------------
       Total net increase (decrease) in net assets from
          capital share transactions                                                    (98,696)     229,463
                                                                                     -----------------------
   Net increase in net assets                                                           230,691      519,352

NET ASSETS
   Beginning of year                                                                  2,675,056    2,155,704
                                                                                     -----------------------
   End of year                                                                       $2,905,747   $2,675,056
                                                                                     =======================
Accumulated undistributed net investment income:
   End of year                                                                       $    4,818   $    3,540
                                                                                     =======================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 50 separate funds. The USAA Growth Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term growth of capital.

The Fund consists of two classes of shares: Growth Fund Shares (Fund Shares) and Growth Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

22  | USAA GROWTH FUND

================================================================================

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

       categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

================================================================================

24  | USAA GROWTH FUND

================================================================================

    5. Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended July 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

================================================================================

26  | USAA GROWTH FUND

================================================================================

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

       The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

       Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. For the year ended July 31, 2018, brokerage commission recapture credits reduced the expenses of the Fund Shares and Institutional Shares by $5,000 and by $5,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

================================================================================

28  | USAA GROWTH FUND

================================================================================

For the year ended July 31, 2018, the Fund paid CAPCO facility fees of $23,000, which represents 3.6% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended July 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for non-REIT return of capital dividend and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $3,080,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2018, and 2017, was as follows:

                                                 2018                    2017
                                             -----------------------------------
Ordinary income*                             $14,656,000            $ 11,691,000
Long-term realized capital gain               57,057,000              96,643,000
                                             -----------             -----------
   Total distributions paid                  $71,713,000            $108,334,000
                                             ===========             ===========

As of July 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $   12,898,000
Undistributed long-term capital gains                                  186,498,000
Unrealized appreciation of investments                               1,197,909,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and non-REIT return of capital dividend adjustments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - At July 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                                NET
                                                    GROSS               GROSS               UNREALIZED
                                                 UNREALIZED           UNREALIZED           APPRECIATION/
FUND                       TAX COST             APPRECIATION         DEPRECIATION         (DEPRECIATION)
--------------------------------------------------------------------------------------------------------
USAA Growth Fund         $1,707,130,000         $1,235,319,000       $(37,410,000)        $1,197,909,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2018, were $536,662,000 and $678,468,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of

================================================================================

30  | USAA GROWTH FUND

================================================================================

cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. At July 31, 2018, the Fund had no securities on loan.

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2018, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                 YEAR ENDED                  YEAR ENDED
                                                JULY 31, 2018               JULY 31, 2017
--------------------------------------------------------------------------------------------
                                             SHARES        AMOUNT       SHARES        AMOUNT
                                             -----------------------------------------------
FUND SHARES:
Shares sold                                  6,474      $ 199,601       7,290      $ 190,473
Shares issued from reinvested dividends      1,172         35,810       2,281         56,615
Shares redeemed                             (6,457)      (198,846)     (6,355)      (165,603)
                                             -----------------------------------------------
Net increase from capital
  share transactions                         1,189      $  36,565       3,216      $  81,485
                                             ===============================================
INSTITUTIONAL SHARES:
Shares sold                                  4,466      $ 135,726      10,628      $ 278,913
Shares issued from reinvested dividends      1,161         35,400       2,053         50,879
Shares redeemed                             (9,812)      (306,387)     (6,953)      (181,814)
                                             -----------------------------------------------
Net increase (decrease) from capital
  share transactions                        (4,185)     $(135,261)      5,728      $ 147,978
                                             ===============================================

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets.

The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.65% of the Fund's average net assets. Prior to December 1, 2017, the base investment management fee was 0.75% of the Fund's average net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Large-Cap Growth Funds Index. The Lipper Large-Cap Growth Funds Index tracks the total return performance of funds within the Lipper Large-Cap Growth Funds category.

The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

     OVER/UNDER PERFORMANCE
     RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
     (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
     -------------------------------------------------------------------
     +/- 100 to 400                               +/- 4
     +/- 401 to 700                               +/- 5
     +/- 701 and greater                          +/- 6

     (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which

================================================================================

32  | USAA GROWTH FUND

================================================================================

is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the class had overall negative returns during the performance period.

For the year ended July 31, 2018, the Fund incurred total management fees, paid or payable to the Manager, of $20,245,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $246,000 and $200,000, respectively. For the Fund Shares and Institutional Shares, the performance adjustments were 0.02% and 0.01%, respectively.

SUBADVISORY ARRANGEMENT(s) - The Manager entered into Investment Subadvisory Agreements with Loomis, Sayles & Company, L.P. (Loomis Sayles) and Renaissance Investment Management (Renaissance), under which Loomis Sayles and Renaissance each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager). These arrangements provide for monthly fees that are paid by the Manager.

The Manager (not the Fund) pays Loomis Sayles a subadvisory fee in the annual amount of 0.20% of the portion of the Fund's average net assets that Loomis Sayles manages. For the year ended July 31, 2018, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Loomis Sayles, of $3,717,000.

The Manager (not the Fund) pays Renaissance a subadvisory fee in the annual amount of 0.20% of the portion of the Fund's average net assets that Renaissance manages. For the year ended July 31, 2018, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Renaissance, of $2,095,000.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

of 0.15% and 0.10% of average net assets of the Funds Shares and Institutional Shares, respectively. For the year ended July 31, 2018, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,256,000 and $1,400,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2018, the Fund reimbursed the Manager $35,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2018, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $1,488,000 and $1,400,000, respectively.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 18 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of

================================================================================

34  | USAA GROWTH FUND

================================================================================

July 31, 2018, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                 0.1

Cornerstone Equity                                                       0.4

Target Retirement Income                                                 0.5

Target Retirement 2020                                                   1.2

Target Retirement 2030                                                   3.7

Target Retirement 2040                                                   5.0

Target Retirement 2050                                                   3.1

Target Retirement 2060                                                   0.4

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit are effective December 1, 2018. However, Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, delayed other requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule to the Funds' financial statements and various filings.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

(10) UPCOMING ACCOUNTING PRONOUNCEMENT

(ASU) 2018-13, FAIR VALUE MEASUREMENT
-------------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. The adoption of this ASU guidance is not expected to have a material impact on the financial statements and other disclosures.

================================================================================

36  | USAA GROWTH FUND

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                     YEAR ENDED JULY 31,
                                     --------------------------------------------------------------------------
                                           2018            2017            2016            2015            2014
                                     --------------------------------------------------------------------------
Net asset value at
  beginning of period                $     28.65      $   25.53      $    25.91      $    23.62      $    20.05
                                     --------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                      .07            .09             .10             .28             .11
  Net realized and
    unrealized gain                         4.18           4.31            1.19            3.73            3.63
                                     --------------------------------------------------------------------------
Total from investment
  operations                                4.25           4.40            1.29            4.01            3.74
                                     --------------------------------------------------------------------------
Less distributions from:
  Net investment income                     (.05)          (.05)           (.11)           (.28)           (.17)
  Realized capital gains                    (.70)         (1.23)          (1.56)          (1.44)              -
                                     --------------------------------------------------------------------------
Total distributions                         (.75)         (1.28)          (1.67)          (1.72)           (.17)
                                     --------------------------------------------------------------------------
Net asset value at end of period     $     32.15     $    28.65      $    25.53      $    25.91      $    23.62
                                     ==========================================================================
Total return (%)*                          14.99          18.04            5.25           17.50           18.71
Net assets at end of
  period (000)                       $ 1,581,693    $ 1,375,305      $1,143,344      $1,262,075      $1,101,533
Ratios to average net assets:**
  Expenses (%)(a),(c)                        .97           1.09            1.11            1.08(b)         1.00
  Expenses, excluding
    reimbursements (%)(a),(c)                .97           1.09            1.11            1.11            1.12
  Net investment income (%)                  .33            .36             .36             .25             .39
Portfolio turnover (%)                        19             17              18              31              31

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2018, average net assets were $1,505,316,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(b) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.00% of the Fund Shares' average net assets.
(c) Does not include acquired fund fees, if any.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  37

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                     YEAR ENDED JULY 31,
                                     --------------------------------------------------------------------------
                                           2018            2017            2016            2015            2014
                                     --------------------------------------------------------------------------
Net asset value at
  beginning of period                $    28.59      $    25.48      $    25.86      $    23.57      $    20.02
                                     --------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                     .09             .12             .15             .30             .10
  Net realized and
    unrealized gain                        4.18            4.30            1.16            3.72            3.62
                                     --------------------------------------------------------------------------
Total from investment
  operations                               4.27            4.42            1.31            4.02            3.72
                                     --------------------------------------------------------------------------
Less distributions from:
  Net investment income                    (.08)           (.08)           (.13)           (.29)           (.17)
  Realized capital gains                   (.70)          (1.23)          (1.56)          (1.44)              -
                                     --------------------------------------------------------------------------
Total distributions                        (.78)          (1.31)          (1.69)          (1.73)           (.17)
                                     --------------------------------------------------------------------------
Net asset value at end of period     $    32.08      $    28.59      $    25.48      $    25.86      $    23.57
                                     ==========================================================================
Total return (%)*                         15.07           18.14            5.34           17.57           18.66
Net assets at end of
  period (000)                       $1,324,054      $1,299,751      $1,012,360      $  865,996      $  717,579
Ratios to average net assets:**
  Expenses (%)(a),(b)                       .92            1.01            1.02            1.01            1.00
  Net investment income (%)                 .39             .43             .47             .31             .39
Portfolio turnover (%)                       19              17              18              31              31

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2018, average net assets were $1,400,734,000.
(a) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(b) Does not include acquired fund fees, if any.

================================================================================

38  | USAA GROWTH FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2018, through July 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  39

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                       BEGINNING                ENDING               DURING PERIOD*
                                     ACCOUNT VALUE           ACCOUNT VALUE         FEBRUARY 1, 2018 -
                                    FEBRUARY 1, 2018        JULY 31, 2018            JULY 31, 2018
                                    -----------------------------------------------------------------
FUND SHARES
Actual                                  $1,000.00               $  980.20                $4.52

Hypothetical
  (5% return before expenses)            1,000.00                1,020.23                 4.61

INSTITUTIONAL SHARES
Actual                                   1,000.00                  980.40                 4.27

Hypothetical
  (5% return before expenses)            1,000.00                1,020.48                 4.36

*Expenses are equal to the annualized expense ratio of 0.92% for Fund Shares and 0.87% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (1.98)% for Fund Shares and (1.96)% for Institutional Shares for the six-month period of February 1, 2018, through July 31, 2018.

================================================================================

40  | USAA GROWTH FUND

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2018

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2018, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreements between the Manager and each of Loomis, Sayles & Company, LP and Renaissance Investment Management (each, a Subadviser and together, the Subadvisers) with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and each Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  41

================================================================================

Subadvisory Agreements with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

The Board considered the Advisory Agreement and the Subadvisory Agreements separately in the course of its review. In doing so, the Board noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to

================================================================================

42  | USAA GROWTH FUND

================================================================================

the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks. The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board considered the Manager's process for monitoring the performance of the Subadvisers and the Manager's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  43

================================================================================

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and its expense universe. The Board took into account management's discussion of the Fund's expenses. The Board also took into account that the Fund's management fee rate was reduced effective December 1, 2017. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreements are paid by the Manager. The Board also considered and discussed information about the Subadvisers' fees, including the amount of management fees retained by the Manager after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the

================================================================================

44  | USAA GROWTH FUND

================================================================================

Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one- and ten-year periods ended December 31, 2017 and was above the average of its performance universe and its Lipper index for the three- and five-year periods ended December 31, 2017. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one- and ten-year periods ended December 31, 2017, was in the top 30% of its performance universe for the three-year period ended December 31, 2017, and was in the top 15% of its performance universe for the five-year period ended December 31, 2017.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that the Manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fact that the Manager also pays the Fund's subadvisory fees. The Board also considered the effect of Fund's growth and size on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionately more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the

================================================================================

46  | USAA GROWTH FUND

================================================================================

Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadvisers, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of each Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the Fund was not a material factor in considering each Subadvisory Agreement.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2017, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of each Subadviser. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

48  | USAA GROWTH FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 56 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

50  | USAA GROWTH FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

52  | USAA GROWTH FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over ten years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee.
   (3)  Member of Audit and Compliance Committee.
   (4)  Member of Product Management and Distribution Committee.
   (5)  Member of Corporate Governance Committee.
   (6)  Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

54  | USAA GROWTH FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

56  | USAA GROWTH FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
       USAA                                                          PRSRT STD
       9800 Fredericksburg Road                                    U.S. Postage
       San Antonio, TX 78288                                           PAID
                                                                       USAA
                                                                  --------------

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================================================================================
23419-0918                                   (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA GROWTH & INCOME FUND]

 ==============================================================

       ANNUAL REPORT
       USAA GROWTH & INCOME FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
       JULY 31, 2018

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"INVESTORS WHO ARE OVERLY CONCENTRATED IN
PARTICULAR ASSET CLASSES COULD BE
CARRYING MORE RISK IN THEIR PORTFOLIOS              [PHOTO OF BROOKS ENGLEHARDT]
THAN THEY REALIZE. THIS IS TRUE EVEN FOR
THOSE WHO THINK THEY ARE DIVERSIFIED."

--------------------------------------------------------------------------------

SEPTEMBER 2018

U.S. stocks advanced during the opening months of the reporting period ended July 31, 2018, while bond prices remained relatively range bound. The situation was similar when the reporting period ended. A casual observer might think this reporting period was rather uneventful; however, the opposite is true.

At first, stocks recorded gains, supported by robust global economic growth and better-than-expected corporate earnings. Bond prices were generally steady, even as the Federal Reserve (the Fed) continued to raise short-term interest rates. In December 2017, federal tax legislation was passed by Congress and signed into law by President Trump. The new law, which became effective in January 2018, lowered the corporate tax rate from 35% to 21% and was widely expected to increase companies' cash flows and bottom lines.

In February 2018, volatility--noticeably absent during 2017--re-emerged. U.S. stocks fell and long-term interest rates rose as inflation fears surfaced. In March and April 2018, U.S. inflation climbed above the Fed's 2% target, suggesting that the central bank might increase the pace of its interest rate increases. Market turbulence continued through the rest of the reporting period, fueled by tensions between the United States and its trading partners and the imposition of tariffs. Other geopolitical events also roiled the markets, including the potential that Italy's incoming government might try to weaken that country's role in the European Union; U.S.-North Korea tensions, along with a high-profile summit in Singapore; and a meeting in Helsinki between President Trump and Russia's president, Vladimir Putin.

At the same time, global economic growth softened. Weaker growth, combined with trade-related political rhetoric led a number of central banks to postpone planned interest rate increases. In the United States, however, as the economic expansion continued and the job market improved, the Fed maintained its slow-and-steady approach to raising interest rates, boosting them in December 2017 and again in March and June 2018. Fed policymakers also increased the projected total number of 2018 interest rate increases from three to four. At the end of the reporting period, the market

================================================================================

================================================================================

appeared to believe that the Fed would take action in September and December
2018.

For the reporting period overall, U.S. stocks recorded double-digit gains. Bond prices were generally unchanged, though high-yield securities and tax-exempt bonds produced positive returns. Meanwhile, the U.S. Treasury yield curve flattened as shorter-term yields rose more than longer-term yields. We believe a flattening yield curve raises concerns because it might be followed by an inversion, in which two-year yields are higher than 10-year yields. A yield-curve inversion has sometimes signaled an approaching recession.

At USAA Investments, although we believe there is little chance of a recession in the next reporting period, we expect to hear a lot of media "noise" about trade in the coming months, as well as on other issues that could provoke an emotional reaction from investors. We recommend that investors focus on information that can provide the perspective they need to manage their investments.

Investors may also want to make sure their portfolios are adequately diversified. The primary benefit of diversification is long-term risk management. Investors who are overly concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This is true even for those who think they are diversified. U.S. stocks have outperformed for some time, so their weighting within a portfolio could have grown rather large and might need to be rebalanced.

Now that the summer is over, you may want to review your financial situation. Please give our financial advisors a call. At USAA Investments, we are committed to helping you meet your financial objectives.

In the months ahead, we will continue to monitor the financial markets, economic conditions, Fed monetary policy, shifts in interest rates, and other matters that could potentially affect your investments. On behalf of everyone here at USAA Investments, thank you for allowing us to help with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY ON THE FUND                                               1

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

   Distributions to Shareholders                                              13

   Report of Independent Registered
     Public Accounting Firm                                                   14

   Portfolio of Investments                                                   15

   Notes to Portfolio of Investments                                          23

   Financial Statements                                                       24

   Notes to Financial Statements                                              28

   Financial Highlights                                                       44

EXPENSE EXAMPLE                                                               47

ADVISORY AGREEMENT(S)                                                         49

TRUSTEES' AND OFFICERS' INFORMATION                                           57

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company           Barrow, Hanley, Mewhinney &
                                            Strauss, LLC
   JOHN B. JARES, CFA
   JOHN P. TOOHEY, CFA                      MARK GIAMBRONE
                                            MICHAEL B. NAYFA, CFA
                                            TERRY L. PELZEL, CFA

--------------------------------------------------------------------------------

o   PLEASE DISCUSS THE MARKET BACKDROP DURING THE REPORTING PERIOD.

    The broad U.S. stock market posted gains for the reporting period ended July 31, 2018. Entering the reporting period, equity sentiment was supported by solid economic growth, rising corporate earnings and unemployment in the 4% range. At its September 2017 meeting, the Federal Reserve (the Fed) announced its intention to resume raising interest rates and to begin tapering its portfolio of mortgage-backed and U.S. Treasury securities acquired under the quantitative easing program. While the prospect of higher interest rates generally leads to lower equity valuations, the markets seemed to focus on the Fed's policy shift as confirming the U.S. economic recovery. A rebound in commodity prices and continued low global bond yields further supported equities.

    December 2017 saw investors shrug off the Fed's well-signaled increase in the Fed funds rate, its benchmark overnight lending rate. As 2017 drew to a close, investor optimism was fueled by a tax reform package that included a reduction in the corporate income tax rate from 35% to 21%, as well as incentives for companies to accelerate capital investment and repatriate cash kept overseas.

    U.S. markets started 2018 on a positive note, driven in part by upgraded earnings estimates based on the tax cuts included in the December 2017 federal tax legislation and continued strong economic activity. However, stocks plummeted in early February 2018, as a strong January 2018 employment report raised inflation expectations and led long-term U.S.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    Treasury yields to increase, with the closely-watched 10-year bond threatening to reach 3%. Stocks would recover much of the lost ground before dipping again in March 2018, as the White House announced tariffs on aluminum and steel and increased trade rhetoric, while revelations about Facebook's handling of user data resulted in calls for increased regulation of technology companies.

    Although broad stock indexes would not regain the highs attained in the immediate wake of tax reform, the market generally trended higher over the last four months of the reporting period, supported by continued economic expansion. In June 2018, the Fed raised the Fed funds rate for the second time in 2018 and projected a total of four increases for calendar year 2018, rather than three. Trade tensions continued to dampen investor sentiment, after months of rhetoric, July 2018 saw the U.S. and China unveil matching plans for billions in tariffs. Stocks also faced resistance from higher bond yields, as the early 2018 upward shift in the U.S. Treasury yield curve was sustained through the end of July 2018.

    For the reporting period, U.S. growth stocks notably outperformed their value counterparts. Small-cap stocks outperformed large-cap stocks, in part due to investors seeking to own companies that might be less sensitive to a global trade war in 2018.

o HOW DID THE USAA GROWTH & INCOME FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended July 31, 2018, the Fund Shares, Institutional Shares, and Adviser Shares had total returns of 13.59%, 13.66%, and 13.28%, respectively. This compares to returns of 16.39% for the Russell 3000(R) Index (the Index) and 15.15% for the Lipper Multi-Cap Core Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA GROWTH & INCOME FUND

================================================================================

    dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS) is the subadviser to the Fund. The investment adviser and the subadviser each provide day-to-day discretionary management for a portion of the Fund's assets.

o   HOW DID BHMS' PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

    For some time, the Fund has been positioned to benefit from gradual economic improvement and an accompanying rise in market interest rate levels, and this stance was rewarded over the reporting period. Returns for the Fund versus the Index were supported during the reporting period by underweight exposure to areas of the market such as real estate, utilities, consumer staples and telecommunication services. In addition, security selection within energy added to relative performance. These contributions were partially offset by selection within health care, information technology and industrials.

    In terms of individual names, a number of notable positive contributions came from within the Fund's energy holdings, including exploration & production (E&P) companies ConocoPhillips, Hess Corp. and BP plc ADR (formerly British Petroleum). Within energy, BHMS has favored E&P companies, which are highly sensitive to the price of oil, based on a favorable view of the supply and demand backdrop. On the supply side, a number of OPEC countries have experienced declining production in the aftermath of economic and political crises, while U.S. energy demand was supported by a growing economy and low unemployment. BHMS believes that ConocoPhillips, Hess Corp. and BP plc ADR feature strong balance sheets and growing free cash flow.

    On the downside, Cardinal Health, Inc. (Cardinal Health) and Teva Pharmaceutical Industries Ltd. ADR (Teva Pharmaceutical) were notable detractors from performance within the Fund's healthcare position. Cardinal Health, a leading distributor of prescription drugs

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    and other medical products, saw its shares decline on concerns that the acquisition of online pharmacy PillPack by Amazon.com (Amazon) would have a negative impact on pricing within the segment. BHMS believes that Cardinal Health has significant structural advantages given its dominant industry position and that the current stock price more than reflects the risk represented by Amazon. Shares of Teva Pharmaceuticals were negatively impacted by heightened price competition, both within the broad generic drug segment and with respect to its blockbuster multiple sclerosis treatment. The company's increased debt load in the wake of a recent acquisition has also weighed on its stock price. In the view of BHMS, Teva Pharmaceutical's new management team is taking the right steps to solidify the company's balance sheet by strategically selling assets, and the company should be positioned to benefit from its drug pipeline and a stabilization in pricing for generics.

    BHMS maintains a preference for economically sensitive sectors where it sees long-term value, such as industrials, consumer discretionary and materials. BHMS continues to be positioned for an improving economic backdrop, while monitoring the near-term impact of trade tensions on conditions generally and on the Fund's industrials holdings in particular. While the Fund remains underweight so-called "bond-substitute" areas of the market, such as utilities and real estate, given the long-term outlook for rising interest rates, BHMS is selectively evaluating opportunities within those sectors following an extended period of underperformance.

o   HOW DID THE MANAGER'S PORTION OF THE FUND PERFORM DURING THE REPORTING
    PERIOD?

    For the reporting period, performance in the Manager's portion of the Fund benefited from positive stock selection in eight of the twelve sectors represented within the Index.

    The strongest contributions to performance came from the industrial, financial and consumer staples sectors. Performance within industrials was paced by investments in railroads CSX Corp. and Canadian Pacific Railway Ltd., United Continental Holdings, Inc., and Boeing Co. Leading contributors within financials included Chicago Mercantile

================================================================================

4  | USAA GROWTH & INCOME FUND

================================================================================

    Exchange, discount brokerage Charles Schwab Corp., and insurance provider XL Group Ltd., which was acquired by a competitor at a healthy premium. The portfolio's holdings in consumer staples benefited from investments in grocery chain Kroger Co. and premium pet food manufacturer Blue Buffalo Pet Products, Inc.*

    Selection was most notably negative within the healthcare and information technology sectors. Within healthcare, Nuvasive, Inc.* struggled in the spinal fusion market, while Hologic, Inc. poorly executed an acquisition in the market for cosmetic therapy used for body sculpting. In addition, shares of Allergan plc declined due to resistance in pharmaceutical pricing. Underperformance within information technology was driven by two specific holdings. Oracle Corp. has been hurt by the shift to cloud-based computing as its traditional software business has shrunk, while its own cloud products have not been able to replace the lost business. Broadcom Inc., a manufacturer of semiconductors, negatively surprised investors with a strategic shift by acquiring a software company.

    The Manager remains cautiously optimistic on the outlook for U.S.
    equities. The strong economy and corporate tax cuts are driving high levels of earnings growth while buoyant demand for labor is driving consumer spending. On the downside, there is a risk of inflation heating up to the point that the Fed may feel compelled to accelerate its interest rate increases in an effort to slow economic growth.

    Thank you for allowing us to help you with your investment needs.

    *Blue Buffalo Pet Products, Inc. and Nuvasive, Inc. were sold out of the
     Fund prior to July 31, 2018.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems. o Investing in REITs has some of the same risks associated with the direct ownership of real estate. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA GROWTH & INCOME FUND SHARES (FUND SHARES)
(Ticker Symbol: USGRX)

--------------------------------------------------------------------------------
                                          7/31/18                    7/31/17
--------------------------------------------------------------------------------
Net Assets                              $1.8 Billion              $1.6 Billion
Net Asset Value Per Share                  $26.19                    $24.25

--------------------------------------------------------------------------------
                      AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
    1 YEAR                         5 YEARS                          10 YEARS
    13.59%                         11.95%                           9.14%

--------------------------------------------------------------------------------
                           EXPENSE RATIO AS OF 7/31/17*
--------------------------------------------------------------------------------
                                      0.91%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA GROWTH & INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                           RUSSELL 3000               LIPPER MULTI-CAP             USAA GROWTH & INCOME
                              INDEX                   CORE FUNDS INDEX                  FUND SHARES
 7/31/2008                  $10,000.00                   $10,000.00                      $10,000.00
 8/31/2008                   10,155.31                    10,095.45                       10,081.00
 9/30/2008                    9,200.47                     8,969.80                        9,023.00
10/31/2008                    7,568.67                     7,275.34                        7,315.00
11/30/2008                    6,971.21                     6,640.44                        6,634.00
12/31/2008                    7,104.57                     6,849.43                        6,735.00
 1/31/2009                    6,508.35                     6,365.05                        6,234.00
 2/28/2009                    5,826.57                     5,776.25                        5,671.00
 3/31/2009                    6,336.94                     6,242.73                        6,150.00
 4/30/2009                    7,003.80                     7,051.28                        6,843.00
 5/31/2009                    7,377.50                     7,486.13                        7,210.00
 6/30/2009                    7,402.64                     7,479.41                        7,145.00
 7/31/2009                    7,978.83                     8,099.84                        7,724.00
 8/31/2009                    8,263.92                     8,375.94                        7,989.00
 9/30/2009                    8,610.15                     8,755.87                        8,374.00
10/31/2009                    8,388.70                     8,499.86                        8,183.00
11/30/2009                    8,865.38                     8,963.61                        8,660.00
12/31/2009                    9,118.02                     9,267.33                        8,908.00
 1/31/2010                    8,789.33                     8,926.34                        8,560.00
 2/28/2010                    9,087.31                     9,227.00                        8,888.00
 3/31/2010                    9,660.05                     9,794.60                        9,437.00
 4/30/2010                    9,868.52                     9,985.22                        9,601.00
 5/31/2010                    9,088.94                     9,199.46                        8,808.00
 6/30/2010                    8,566.43                     8,740.92                        8,276.00
 7/31/2010                    9,161.13                     9,306.32                        8,940.00
 8/31/2010                    8,729.89                     8,890.97                        8,440.00
 9/30/2010                    9,554.14                     9,702.23                        9,305.00
10/31/2010                    9,927.49                    10,112.42                        9,668.00
11/30/2010                    9,984.80                    10,149.56                        9,682.00
12/31/2010                   10,661.66                    10,808.39                       10,328.00
 1/31/2011                   10,894.53                    11,067.17                       10,547.00
 2/28/2011                   11,291.18                    11,448.36                       10,850.00
 3/31/2011                   11,342.11                    11,498.35                       10,837.00
 4/30/2011                   11,679.70                    11,834.41                       11,208.00
 5/31/2011                   11,546.44                    11,670.55                       11,071.00
 6/30/2011                   11,339.07                    11,464.41                       10,856.00
 7/31/2011                   11,079.41                    11,194.87                       10,505.00
 8/31/2011                   10,414.70                    10,398.85                        9,829.00
 9/30/2011                    9,606.57                     9,511.64                        9,015.00
10/31/2011                   10,712.21                    10,563.11                       10,121.00
11/30/2011                   10,683.26                    10,501.02                       10,038.00
12/31/2011                   10,771.07                    10,504.92                       10,067.00
 1/31/2012                   11,314.61                    11,080.02                       10,656.00
 2/29/2012                   11,793.25                    11,559.40                       11,120.00
 3/31/2012                   12,157.03                    11,832.98                       11,410.00
 4/30/2012                   12,077.30                    11,719.69                       11,216.00
 5/31/2012                   11,330.69                    10,916.78                       10,334.00
 6/30/2012                   11,774.46                    11,286.02                       10,660.00
 7/31/2012                   11,891.09                    11,388.93                       10,744.00
 8/31/2012                   12,187.87                    11,687.79                       11,119.00
 9/30/2012                   12,507.92                    11,997.20                       11,387.00
10/31/2012                   12,292.18                    11,850.64                       11,171.00
11/30/2012                   12,387.36                    12,000.31                       11,220.00
12/31/2012                   12,539.17                    12,201.56                       11,325.00
 1/31/2013                   13,227.21                    12,894.87                       11,940.00
 2/28/2013                   13,402.50                    13,018.16                       12,017.00
 3/31/2013                   13,927.70                    13,511.50                       12,401.00
 4/30/2013                   14,155.67                    13,676.63                       12,591.00
 5/31/2013                   14,489.62                    14,023.91                       13,018.00
 6/30/2013                   14,301.68                    13,814.47                       12,839.00
 7/31/2013                   15,085.53                    14,586.53                       13,633.00
 8/31/2013                   14,664.40                    14,201.03                       13,261.00
 9/30/2013                   15,209.57                    14,774.06                       13,770.00
10/31/2013                   15,855.64                    15,344.74                       14,439.00
11/30/2013                   16,315.78                    15,755.49                       14,960.00
12/31/2013                   16,746.24                    16,176.57                       15,391.00
 1/31/2014                   16,217.16                    15,672.78                       14,862.00
 2/28/2014                   16,986.44                    16,411.72                       15,532.00
 3/31/2014                   17,076.60                    16,444.78                       15,583.00
 4/30/2014                   17,097.33                    16,390.69                       15,547.00
 5/31/2014                   17,470.40                    16,761.07                       15,958.00
 6/30/2014                   17,908.60                    17,188.36                       16,323.00
 7/31/2014                   17,555.31                    16,827.74                       16,061.00
 8/31/2014                   18,291.83                    17,473.92                       16,757.00
 9/30/2014                   17,910.55                    17,044.43                       16,494.00
10/31/2014                   18,403.33                    17,440.78                       16,722.00
11/30/2014                   18,849.31                    17,802.81                       17,106.00
12/31/2014                   18,849.10                    17,803.82                       17,117.00
 1/31/2015                   18,324.50                    17,322.13                       16,481.00
 2/28/2015                   19,385.50                    18,317.01                       17,495.00
 3/31/2015                   19,188.43                    18,188.16                       17,244.00
 4/30/2015                   19,275.23                    18,255.67                       17,446.00
 5/31/2015                   19,541.83                    18,528.58                       17,841.00
 6/30/2015                   19,214.88                    18,214.59                       17,561.00
 7/31/2015                   19,536.26                    18,385.62                       17,787.00
 8/31/2015                   18,356.87                    17,320.36                       16,680.00
 9/30/2015                   17,821.95                    16,723.51                       16,110.00
10/31/2015                   19,229.62                    17,922.95                       17,406.00
11/30/2015                   19,336.22                    18,026.99                       17,487.00
12/31/2015                   18,939.34                    17,542.54                       17,026.00
 1/31/2016                   17,870.68                    16,494.89                       15,758.00
 2/29/2016                   17,864.93                    16,517.75                       15,673.00
 3/31/2016                   19,122.72                    17,719.35                       16,740.00
 4/30/2016                   19,241.24                    17,894.47                       16,868.00
 5/31/2016                   19,585.47                    18,208.64                       17,178.00
 6/30/2016                   19,625.74                    18,105.28                       16,722.00
 7/31/2016                   20,404.63                    18,827.39                       17,522.00
 8/31/2016                   20,456.68                    18,935.67                       17,788.00
 9/30/2016                   20,488.83                    18,972.01                       17,940.00
10/31/2016                   20,045.55                    18,547.20                       17,751.00
11/30/2016                   20,942.63                    19,394.36                       18,793.00
12/31/2016                   21,351.29                    19,694.98                       19,045.00
 1/31/2017                   21,753.16                    20,105.60                       19,531.00
 2/28/2017                   22,562.19                    20,758.21                       20,112.00
 3/31/2017                   22,577.54                    20,794.88                       20,144.00
 4/30/2017                   22,816.86                    21,040.40                       20,413.00
 5/31/2017                   23,050.36                    21,194.25                       20,587.00
 6/30/2017                   23,258.38                    21,389.43                       20,903.00
 7/31/2017                   23,696.92                    21,770.65                       21,112.00
 8/31/2017                   23,742.57                    21,679.40                       21,025.00
 9/30/2017                   24,321.61                    22,351.21                       21,499.00
10/31/2017                   24,852.35                    22,817.18                       21,961.00
11/30/2017                   25,607.00                    23,495.76                       22,693.00
12/31/2017                   25,862.94                    23,739.91                       22,976.00
 1/31/2018                   27,226.19                    24,941.68                       24,308.00
 2/28/2018                   26,222.64                    23,977.20                       23,231.00
 3/31/2018                   25,696.25                    23,555.70                       22,622.00
 4/30/2018                   25,793.91                    23,639.25                       22,695.00
 5/31/2018                   26,522.08                    24,210.52                       23,179.00
 6/30/2018                   26,695.53                    24,299.35                       23,240.00
 7/31/2018                   27,581.45                    25,069.49                       23,982.00

                                   [END CHART]

                       Data from 7/31/08 through 7/31/18.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund Shares to the following benchmarks:

o The unmanaged Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

o The unmanaged Lipper Multi-Cap Core Funds Index tracks the total return performance of funds within the Lipper Multi-Cap Core Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Core Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA GROWTH & INCOME FUND INSTITUTIONAL SHARES
(INSTITUTIONAL SHARES) (Ticker Symbol: UIGIX)

--------------------------------------------------------------------------------
                                             7/31/18               7/31/17
--------------------------------------------------------------------------------
Net Assets                                $159.1 Million        $139.9 Million
Net Asset Value Per Share                     $26.17                $24.23

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
    1 YEAR                                          SINCE INCEPTION 8/7/15
    13.66%                                                   10.45%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 7/31/17*
--------------------------------------------------------------------------------
BEFORE REIMBURSEMENT        0.85%         AFTER REIMBURSEMENT        0.85%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through November 30, 2018, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.85% of the Institutional Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2018. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. If the total annual operating expense ratio of the Institutional Shares is lower than 0.85%, the Institutional Shares will operate at the lower expense ratio.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

8  | USAA GROWTH & INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                      USAA GROWTH & INCOME
                        RUSSELL 3000         LIPPER MULTI-CAP          FUND INSTITUTIONAL
                           INDEX             CORE FUNDS INDEX                 SHARES
 7/31/2015               $10,000.00             $10,000.00                  $10,000.00
 8/31/2015                 9,396.30               9,420.60                    9,335.00
 9/30/2015                 9,122.50               9,095.97                    9,016.00
10/31/2015                 9,843.04               9,748.35                    9,742.00
11/30/2015                 9,897.61               9,804.94                    9,787.00
12/31/2015                 9,694.45               9,541.45                    9,526.00
 1/31/2016                 9,147.44               8,971.62                    8,821.00
 2/29/2016                 9,144.50               8,984.06                    8,773.00
 3/31/2016                 9,788.32               9,637.62                    9,370.00
 4/30/2016                 9,848.99               9,732.86                    9,443.00
 5/31/2016                10,025.19               9,903.74                    9,621.00
 6/30/2016                10,045.80               9,847.52                    9,366.00
 7/31/2016                10,444.49              10,240.28                    9,813.00
 8/31/2016                10,471.13              10,299.17                    9,963.00
 9/30/2016                10,487.59              10,318.94                   10,051.00
10/31/2016                10,260.69              10,087.89                    9,944.00
11/30/2016                10,719.88              10,548.66                   10,529.00
12/31/2016                10,929.05              10,712.17                   10,667.00
 1/31/2017                11,134.76              10,935.50                   10,944.00
 2/28/2017                11,548.88              11,290.46                   11,265.00
 3/31/2017                11,556.74              11,310.40                   11,284.00
 4/30/2017                11,679.23              11,443.94                   11,435.00
 5/31/2017                11,798.76              11,527.62                   11,533.00
 6/30/2017                11,905.24              11,633.78                   11,712.00
 7/31/2017                12,129.71              11,841.13                   11,829.00
 8/31/2017                12,153.08              11,791.50                   11,780.00
 9/30/2017                12,449.47              12,156.90                   12,047.00
10/31/2017                12,721.14              12,410.34                   12,307.00
11/30/2017                13,107.42              12,779.42                   12,717.00
12/31/2017                13,238.43              12,912.22                   12,878.00
 1/31/2018                13,936.23              13,565.87                   13,625.00
 2/28/2018                13,422.55              13,041.28                   13,021.00
 3/31/2018                13,153.10              12,812.03                   12,681.00
 4/30/2018                13,203.09              12,857.47                   12,722.00
 5/31/2018                13,575.82              13,168.19                   12,989.00
 6/30/2018                13,664.61              13,216.50                   13,029.00
 7/31/2018                14,118.08              13,635.38                   13,445.00

                                   [END CHART]

                       Data from 7/31/15 through 7/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund Institutional Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

*The performance of the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index is calculated from the end of the month, July 31, 2015, while the inception date of the Institutional Shares is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Core Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA GROWTH & INCOME FUND ADVISER SHARES
(ADVISER SHARES) (Ticker Symbol: USGIX)

--------------------------------------------------------------------------------
                                             7/31/18                 7/31/17
--------------------------------------------------------------------------------
Net Assets                                $10.9 Million           $10.0 Million
Net Asset Value Per Share                     $26.10                  $24.17

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
   1 YEAR                          5 YEARS           SINCE INCEPTION 8/01/10
   13.28%                          11.64%                      12.49%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 7/31/17*
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT      1.24%            AFTER REIMBURSEMENT      1.15%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through November 30, 2018, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.15% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2018. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. If the total annual operating expense ratio of the Adviser Shares is lower than 1.15%, the Adviser Shares will operate at the lower expense ratio. Effective December 1, 2017, the Manager's expense limitation changed from 1.20% to 1.15% of the Adviser Shares' average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

10  | USAA GROWTH & INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                        RUSSELL 3000           LIPPER MULTI-CAP       USAA GROWTH & INCOME
                           INDEX               CORE FUNDS INDEX        FUND ADVISER SHARES
 7/31/2010               $10,000.00               $10,000.00                $10,000.00
 8/31/2010                 9,529.27                 9,553.69                  9,243.00
 9/30/2010                10,429.00                10,425.42                 10,182.00
10/31/2010                10,836.53                10,866.19                 10,572.00
11/30/2010                10,899.09                10,906.09                 10,595.00
12/31/2010                11,637.93                11,614.04                 11,295.00
 1/31/2011                11,892.12                11,892.10                 11,536.00
 2/28/2011                12,325.09                12,301.71                 11,859.00
 3/31/2011                12,380.68                12,355.43                 11,843.00
 4/30/2011                12,749.19                12,716.53                 12,249.00
 5/31/2011                12,603.72                12,540.46                 12,091.00
 6/30/2011                12,377.37                12,318.96                 11,856.00
 7/31/2011                12,093.93                12,029.32                 11,465.00
 8/31/2011                11,368.35                11,173.96                 10,726.00
 9/30/2011                10,486.22                10,220.62                  9,836.00
10/31/2011                11,693.11                11,350.48                 11,036.00
11/30/2011                11,661.50                11,283.76                 10,945.00
12/31/2011                11,757.35                11,287.94                 10,973.00
 1/31/2012                12,350.66                11,905.91                 11,615.00
 2/29/2012                12,873.13                12,421.03                 12,115.00
 3/31/2012                13,270.23                12,714.99                 12,431.00
 4/30/2012                13,183.19                12,593.26                 12,212.00
 5/31/2012                12,368.22                11,730.51                 11,258.00
 6/30/2012                12,852.62                12,127.27                 11,605.00
 7/31/2012                12,979.93                12,237.85                 11,696.00
 8/31/2012                13,303.88                12,558.98                 12,098.00
 9/30/2012                13,653.24                12,891.45                 12,390.00
10/31/2012                13,417.74                12,733.97                 12,154.00
11/30/2012                13,521.65                12,894.80                 12,200.00
12/31/2012                13,687.36                13,111.05                 12,300.00
 1/31/2013                14,438.39                13,856.03                 12,963.00
 2/28/2013                14,629.74                13,988.51                 13,047.00
 3/31/2013                15,203.03                14,518.63                 13,461.00
 4/30/2013                15,451.88                14,696.07                 13,660.00
 5/31/2013                15,816.40                15,069.24                 14,125.00
 6/30/2013                15,611.26                14,844.19                 13,925.00
 7/31/2013                16,466.88                15,673.79                 14,781.00
 8/31/2013                16,007.19                15,259.56                 14,376.00
 9/30/2013                16,602.28                15,875.30                 14,918.00
10/31/2013                17,307.51                16,488.51                 15,644.00
11/30/2013                17,809.78                16,929.88                 16,203.00
12/31/2013                18,279.66                17,382.35                 16,665.00
 1/31/2014                17,702.14                16,841.00                 16,090.00
 2/28/2014                18,541.86                17,635.03                 16,810.00
 3/31/2014                18,640.27                17,670.56                 16,868.00
 4/30/2014                18,662.89                17,612.44                 16,822.00
 5/31/2014                19,070.13                18,010.42                 17,268.00
 6/30/2014                19,548.45                18,469.56                 17,661.00
 7/31/2014                19,162.81                18,082.06                 17,369.00
 8/31/2014                19,966.78                18,776.40                 18,108.00
 9/30/2014                19,550.58                18,314.90                 17,831.00
10/31/2014                20,088.48                18,740.79                 18,070.00
11/30/2014                20,575.30                19,129.81                 18,479.00
12/31/2014                20,575.07                19,130.90                 18,481.00
 1/31/2015                20,002.43                18,613.30                 17,784.00
 2/28/2015                21,160.59                19,682.34                 18,882.00
 3/31/2015                20,945.48                19,543.88                 18,608.00
 4/30/2015                21,040.22                19,616.42                 18,818.00
 5/31/2015                21,331.23                19,909.68                 19,237.00
 6/30/2015                20,974.35                19,572.28                 18,938.00
 7/31/2015                21,325.16                19,756.06                 19,174.00
 8/31/2015                20,037.77                18,611.39                 17,977.00
 9/30/2015                19,453.87                17,970.06                 17,358.00
10/31/2015                20,990.44                19,258.90                 18,749.00
11/30/2015                21,106.80                19,370.70                 18,828.00
12/31/2015                20,673.57                18,850.14                 18,328.00
 1/31/2016                19,507.06                17,724.39                 16,968.00
 2/29/2016                19,500.78                17,748.96                 16,876.00
 3/31/2016                20,873.75                19,040.13                 18,019.00
 4/30/2016                21,003.12                19,228.30                 18,149.00
 5/31/2016                21,378.87                19,565.89                 18,483.00
 6/30/2016                21,422.83                19,454.83                 17,992.00
 7/31/2016                22,273.04                20,230.76                 18,845.00
 8/31/2016                22,329.85                20,347.11                 19,123.00
 9/30/2016                22,364.96                20,386.16                 19,290.00
10/31/2016                21,881.08                19,929.69                 19,076.00
11/30/2016                22,860.30                20,839.99                 20,190.00
12/31/2016                23,306.38                21,163.02                 20,457.00
 1/31/2017                23,745.05                21,604.25                 20,971.00
 2/28/2017                24,628.16                22,305.51                 21,587.00
 3/31/2017                24,644.92                22,344.90                 21,626.00
 4/30/2017                24,906.15                22,608.72                 21,907.00
 5/31/2017                25,161.04                22,774.04                 22,084.00
 6/30/2017                25,388.10                22,983.77                 22,418.00
 7/31/2017                25,866.80                23,393.41                 22,633.00
 8/31/2017                25,916.63                23,295.36                 22,540.00
 9/30/2017                26,548.68                24,017.24                 23,042.00
10/31/2017                27,128.03                24,517.94                 23,530.00
11/30/2017                27,951.78                25,247.10                 24,308.00
12/31/2017                28,231.16                25,509.46                 24,603.00
 1/31/2018                29,719.24                26,800.81                 26,024.00
 2/28/2018                28,623.80                25,764.43                 24,867.00
 3/31/2018                28,049.20                25,311.51                 24,207.00
 4/30/2018                28,155.81                25,401.29                 24,286.00
 5/31/2018                28,950.65                26,015.15                 24,796.00
 6/30/2018                29,139.99                26,110.60                 24,863.00
 7/31/2018                30,107.02                26,938.14                 25,639.00

                                   [END CHART]

                       Data from 7/31/10 through 7/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund Adviser Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

*The performance of the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Core Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/18 o
                                (% of Net Assets)

Microsoft Corp. ............................................................ 2.5%
Norwegian Cruise Line Holdings Ltd. ........................................ 2.1%
Canadian Pacific Railway Ltd. .............................................. 2.0%
Bank of America Corp. ...................................................... 1.6%
Amazon.com, Inc. ........................................................... 1.6%
UnitedHealth Group, Inc. ................................................... 1.6%
CME Group, Inc. ............................................................ 1.5%
Kroger Co. ................................................................. 1.5%
Spirit AeroSystems Holdings, Inc., "A" ..................................... 1.4%
Visa, Inc., "A" ............................................................ 1.4%

                        o SECTOR ALLOCATION* - 7/31/18 o
                                (% of Net Assets)

                        [PIE CHART OF SECTOR ALLOCATION]

CONSUMER  DISCRETIONARY                                                     19.5%
FINANCIALS                                                                  18.2%
INFORMATION TECHNOLOGY                                                      16.5%
INDUSTRIALS                                                                 15.7%
ENERGY                                                                       8.7%
HEALTH CARE                                                                  8.7%
MATERIALS                                                                    4.0%
CONSUMER STAPLES                                                             3.7%
UTILITIES                                                                    1.0%
TELECOMMUNICATION SERVICES                                                   0.5%

*Does not include money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

12  | USAA GROWTH & INCOME FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2018:

                   DIVIDEND RECEIVED             LONG-TERM
                  DEDUCTION (CORPORATE          CAPITAL GAIN          QUALIFIED INTEREST
                    SHAREHOLDERS)(1)           DISTRIBUTIONS(2)             INCOME
                  --------------------------------------------------------------------------
                         100%                    $78,383,000                $274,000
                  --------------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2018, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  13

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GROWTH & INCOME FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Growth & Income Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
September 21, 2018

================================================================================

14  | USAA GROWTH & INCOME FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2018

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (96.5%)

              COMMON STOCKS (96.5%)

              CONSUMER DISCRETIONARY (19.5%)
              -----------------------------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.4%)
    311,500   Hanesbrands, Inc.                                                               $    6,934
                                                                                              ----------
              AUTOMOBILE MANUFACTURERS (0.7%)
     42,000   Tesla, Inc.(a),(b)                                                                  12,522
                                                                                              ----------
              AUTOMOTIVE RETAIL (0.9%)
     60,797   Advance Auto Parts, Inc.                                                             8,587
     25,243   O'Reilly Automotive, Inc.(a)                                                         7,724
                                                                                              ----------
                                                                                                  16,311
                                                                                              ----------
              CABLE & SATELLITE (1.2%)
    659,964   Comcast Corp., "A"                                                                  23,613
                                                                                              ----------
              CASINOS & GAMING (2.5%)
    341,610   Las Vegas Sands Corp.                                                               24,562
    779,900   MGM Resorts International                                                           24,465
                                                                                              ----------
                                                                                                  49,027
                                                                                              ----------
              DEPARTMENT STORES (1.0%)
    360,000   Nordstrom, Inc.                                                                     18,868
                                                                                              ----------
              FOOTWEAR (0.6%)
    160,000   NIKE, Inc., "B"                                                                     12,306
                                                                                              ----------
              GENERAL MERCHANDISE STORES (0.6%)
    123,300   Dollar General Corp.                                                                12,102
                                                                                              ----------
              HOME IMPROVEMENT RETAIL (1.9%)
    115,890   Home Depot, Inc.                                                                    22,890
    132,400   Lowe's Companies, Inc.                                                              13,153
                                                                                              ----------
                                                                                                  36,043
                                                                                              ----------
              HOMEBUILDING (1.1%)
    412,705   Lennar Corp., "A"                                                                   21,572
                                                                                              ----------
              HOTELS, RESORTS & CRUISE LINES (4.1%)
    101,600   Carnival Corp.                                                                       6,019
     91,700   Hilton Worldwide Holdings, Inc.                                                      7,213
    823,622   Norwegian Cruise Line Holdings Ltd.(a)                                              41,206
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    215,533   Royal Caribbean Cruises Ltd.                                                    $   24,303
                                                                                              ----------
                                                                                                  78,741
                                                                                              ----------
              INTERNET & DIRECT MARKETING RETAIL (1.6%)
     17,400   Amazon.com, Inc.(a)                                                                 30,927
                                                                                              ----------
              LEISURE FACILITIES (0.1%)
     86,739   SeaWorld Entertainment, Inc.(a)                                                      1,848
                                                                                              ----------
              MOVIES & ENTERTAINMENT (1.1%)
    193,200   Walt Disney Co.                                                                     21,940
                                                                                              ----------
              RESTAURANTS (0.8%)
     35,100   Chipotle Mexican Grill, Inc.(a)                                                     15,221
                                                                                              ----------
              SPECIALTY STORES (0.9%)
     96,590   Tiffany & Co.                                                                       13,287
     16,000   Ulta Salon Cosmetics & Fragrance, Inc.(a)                                            3,910
                                                                                              ----------
                                                                                                  17,197
                                                                                              ----------
              Total Consumer Discretionary                                                       375,172
                                                                                              ----------
              CONSUMER STAPLES (3.7%)
              ----------------------
              FOOD RETAIL (1.5%)
    964,000   Kroger Co.                                                                          27,956
                                                                                              ----------
              HOUSEHOLD PRODUCTS (0.4%)
    120,000   Colgate-Palmolive Co.                                                                8,041
                                                                                              ----------
              PACKAGED FOODS & MEATS (0.5%)
    162,500   Kraft Heinz Co.                                                                      9,791
                                                                                              ----------
              SOFT DRINKS (0.6%)
    281,200   Coca-Cola European Partners plc                                                     11,597
                                                                                              ----------
              TOBACCO (0.7%)
    127,380   Altria Group, Inc.                                                                   7,475
     79,600   Philip Morris International, Inc.                                                    6,869
                                                                                              ----------
                                                                                                  14,344
                                                                                              ----------
              Total Consumer Staples                                                              71,729
                                                                                              ----------
              ENERGY (8.7%)
              ------------
              INTEGRATED OIL & GAS (1.7%)
    255,100   BP plc ADR                                                                          11,502
     87,400   Chevron Corp.                                                                       11,036
    128,500   Occidental Petroleum Corp.                                                          10,785
                                                                                              ----------
                                                                                                  33,323
                                                                                              ----------
              OIL & GAS DRILLING (0.4%)
    500,000   Transocean Ltd.(a),(b)                                                               6,435
                                                                                              ----------

================================================================================

16  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              OIL & GAS EQUIPMENT & SERVICES (0.8%)
    110,920   Covia Holdings Corp.(a)                                                         $    2,000
    326,000   Halliburton Co.                                                                     13,829
                                                                                              ----------
                                                                                                  15,829
                                                                                              ----------
              OIL & GAS EXPLORATION & PRODUCTION (5.1%)
    380,000   Antero Resources Corp.(a)                                                            7,805
    250,000   Cabot Oil & Gas Corp.                                                                5,875
    101,540   Cimarex Energy Co.                                                                  10,012
    199,800   ConocoPhillips                                                                      14,420
    195,000   EOG Resources, Inc.                                                                 25,143
    180,400   Hess Corp.                                                                          11,840
    765,551   Kosmos Energy Ltd.(a)                                                                5,803
    223,523   Parsley Energy, Inc., "A"(a)                                                         7,025
    312,105   Vermilion Energy, Inc.                                                              10,730
                                                                                              ----------
                                                                                                  98,653
                                                                                              ----------
              OIL & GAS REFINING & MARKETING (0.7%)
    100,900   Phillips 66                                                                         12,445
                                                                                              ----------
              Total Energy                                                                       166,685
                                                                                              ----------
              FINANCIALS (18.2%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (2.4%)
     83,122   Ameriprise Financial, Inc.                                                          12,108
    441,418   Bank of New York Mellon Corp.                                                       23,603
    113,200   State Street Corp.                                                                   9,997
                                                                                              ----------
                                                                                                  45,708
                                                                                              ----------
              CONSUMER FINANCE (1.7%)
    130,900   American Express Co.                                                                13,027
    460,320   Navient Corp.                                                                        6,081
  1,173,520   SLM Corp.(a)                                                                        13,249
                                                                                              ----------
                                                                                                  32,357
                                                                                              ----------
              DIVERSIFIED BANKS (4.7%)
  1,022,226   Bank of America Corp.                                                               31,566
    241,450   Citigroup, Inc.                                                                     17,358
    128,292   J.P.Morgan Chase & Co.                                                              14,747
    300,000   U.S. Bancorp                                                                        15,903
    196,935   Wells Fargo & Co.                                                                   11,283
                                                                                              ----------
                                                                                                  90,857
                                                                                              ----------
              FINANCIAL EXCHANGES & DATA (1.5%)
    177,070   CME Group, Inc.                                                                     28,175
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              INSURANCE BROKERS (0.6%)
     70,459   Willis Towers Watson plc                                                        $   11,233
                                                                                              ----------
              INVESTMENT BANKING & BROKERAGE (2.7%)
    397,900   Charles Schwab Corp.                                                                20,317
    176,857   E*TRADE Financial Corp.(a)                                                          10,578
    430,700   Morgan Stanley                                                                      21,776
                                                                                              ----------
                                                                                                  52,671
                                                                                              ----------
              MULTI-LINE INSURANCE (0.3%)
    123,917   American International Group, Inc.                                                   6,841
                                                                                              ----------
              MULTI-SECTOR HOLDINGS (1.0%)
     54,700   Berkshire Hathaway, Inc., "B"(a)                                                    10,823
    370,876   Jefferies Financial Group, Inc.                                                      8,994
                                                                                              ----------
                                                                                                  19,817
                                                                                              ----------
              PROPERTY & CASUALTY INSURANCE (0.8%)
    100,000   Allstate Corp.                                                                       9,512
    157,500   Fidelity National Financial, Inc.                                                    6,379
                                                                                              ----------
                                                                                                  15,891
                                                                                              ----------
              REGIONAL BANKS (2.1%)
    200,000   Fifth Third Bancorp                                                                  5,918
  1,171,700   KeyCorp                                                                             24,453
     71,450   PNC Financial Services Group, Inc.                                                  10,348
                                                                                              ----------
                                                                                                  40,719
                                                                                              ----------
              THRIFTS & MORTGAGE FINANCE (0.4%)
    651,400   New York Community Bancorp, Inc.                                                     7,016
                                                                                              ----------
              Total Financials                                                                   351,285
                                                                                              ----------
              HEALTH CARE (8.7%)
              ------------------
              HEALTH CARE DISTRIBUTORS (0.3%)
    108,600   Cardinal Health, Inc.                                                                5,424
                                                                                              ----------
              HEALTH CARE EQUIPMENT (2.3%)
     90,000   Danaher Corp.                                                                        9,232
     82,000   Edwards Lifesciences Corp.(a)                                                       11,681
    293,000   Hologic, Inc.(a)                                                                    12,572
    133,300   Medtronic plc                                                                       12,028
                                                                                              ----------
                                                                                                  45,513
                                                                                              ----------
              HEALTH CARE SERVICES (1.0%)
    159,599   CVS Health Corp.                                                                    10,352
    112,400   Express Scripts Holding Co.(a)                                                       8,931
                                                                                              ----------
                                                                                                  19,283
                                                                                              ----------

================================================================================

18  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              MANAGED HEALTH CARE (2.7%)
     52,028   Anthem, Inc.                                                                    $   13,163
     51,451   Cigna Corp.                                                                          9,232
    118,100   UnitedHealth Group, Inc.                                                            29,905
                                                                                              ----------
                                                                                                  52,300
                                                                                              ----------
              PHARMACEUTICALS (2.4%)
     63,265   Allergan plc                                                                        11,647
     95,400   Johnson & Johnson                                                                   12,642
     86,125   Merck & Co., Inc.                                                                    5,673
    286,882   Pfizer, Inc.                                                                        11,455
    186,157   Teva Pharmaceutical Industries Ltd. ADR                                              4,457
                                                                                              ----------
                                                                                                  45,874
                                                                                              ----------
              Total Health Care                                                                  168,394
                                                                                              ----------
              INDUSTRIALS (15.7%)
              ------------------
              AEROSPACE & DEFENSE (3.3%)
     65,360   Boeing Co.                                                                          23,288
    298,400   Spirit AeroSystems Holdings, Inc., "A"                                              27,826
     84,405   United Technologies Corp.                                                           11,457
                                                                                              ----------
                                                                                                  62,571
                                                                                              ----------
              AGRICULTURE & FARM MACHINERY (0.8%)
    105,000   Deere & Co.                                                                         15,203
                                                                                              ----------
              AIR FREIGHT & LOGISTICS (0.8%)
     62,055   FedEx Corp.                                                                         15,257
                                                                                              ----------
              AIRLINES (2.2%)
    337,625   Southwest Airlines Co.                                                              19,636
    293,000   United Continental Holdings, Inc.(a)                                                23,557
                                                                                              ----------
                                                                                                  43,193
                                                                                              ----------
              BUILDING PRODUCTS (0.9%)
    228,703   Johnson Controls International plc                                                   8,579
    132,496   Owens Corning                                                                        8,244
                                                                                              ----------
                                                                                                  16,823
                                                                                              ----------
              ENVIRONMENTAL & FACILITIES SERVICES (0.7%)
    186,700   Republic Services, Inc.                                                             13,532
                                                                                              ----------
              INDUSTRIAL CONGLOMERATES (1.1%)
    664,500   General Electric Co.                                                                 9,057
     69,720   Honeywell International, Inc.                                                       11,131
                                                                                              ----------
                                                                                                  20,188
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              INDUSTRIAL MACHINERY (1.3%)
    100,000   Illinois Tool Works, Inc.                                                       $   14,333
     74,750   Stanley Black & Decker, Inc.                                                        11,173
                                                                                              ----------
                                                                                                  25,506
                                                                                              ----------
              RAILROADS (4.1%)
    191,500   Canadian Pacific Railway Ltd.                                                       37,982
    300,000   CSX Corp.                                                                           21,204
    162,000   Kansas City Southern                                                                18,836
                                                                                              ----------
                                                                                                  78,022
                                                                                              ----------
              RESEARCH & CONSULTING SERVICES (0.1%)
    111,919   Nielsen Holdings plc                                                                 2,637
                                                                                              ----------
              TRUCKING (0.4%)
     22,600   AMERCO                                                                               8,522
                                                                                              ----------
              Total Industrials                                                                  301,454
                                                                                              ----------
              INFORMATION TECHNOLOGY (16.5%)
              -----------------------------
              APPLICATION SOFTWARE (0.8%)
     61,000   Adobe Systems, Inc.(a)                                                              14,925
                                                                                              ----------
              COMMUNICATIONS EQUIPMENT (0.3%)
    200,000   Juniper Networks, Inc.                                                               5,268
                                                                                              ----------
              DATA PROCESSING & OUTSOURCED SERVICES (1.4%)
    195,960   Visa, Inc., "A"(b)                                                                  26,796
                                                                                              ----------
              INTERNET SOFTWARE & SERVICES (2.0%)
     18,916   Alphabet, Inc., "A"(a)                                                              23,214
     96,000   Facebook, Inc., "A"(a)                                                              16,568
                                                                                              ----------
                                                                                                  39,782
                                                                                              ----------
              SEMICONDUCTOR EQUIPMENT (1.1%)
    329,000   Applied Materials, Inc.                                                             15,999
    117,850   Versum Materials, Inc.                                                               4,543
                                                                                              ----------
                                                                                                  20,542
                                                                                              ----------
              SEMICONDUCTORS (4.8%)
    101,543   Broadcom, Inc.                                                                      22,519
    200,000   Maxim Integrated Products, Inc.                                                     12,228
    106,401   Microchip Technology, Inc.                                                           9,941
    153,000   NXP Semiconductors N.V.(a)                                                          14,587
    137,305   QUALCOMM, Inc.                                                                       8,800
    170,300   Texas Instruments, Inc.                                                             18,958
     82,000   Xilinx, Inc.                                                                         5,910
                                                                                              ----------
                                                                                                  92,943
                                                                                              ----------

================================================================================

20  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              SYSTEMS SOFTWARE (3.5%)
    453,433   Microsoft Corp.                                                                 $   48,100
    430,265   Oracle Corp.                                                                        20,515
                                                                                              ----------
                                                                                                  68,615
                                                                                              ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (2.6%)
     85,950   Apple, Inc.                                                                         16,356
    646,200   Hewlett Packard Enterprise Co.                                                       9,977
  1,013,000   HP, Inc.                                                                            23,380
                                                                                              ----------
                                                                                                  49,713
                                                                                              ----------
              Total Information Technology                                                       318,584
                                                                                              ----------
              MATERIALS (4.0%)
              ---------------
              COMMODITY CHEMICALS (0.4%)
     68,900   LyondellBasell Industries N.V., "A"                                                  7,634
                                                                                              ----------
              CONSTRUCTION MATERIALS (1.1%)
    196,500   Vulcan Materials Co.                                                                22,008
                                                                                              ----------
              DIVERSIFIED CHEMICALS (0.5%)
    155,903   DowDuPont, Inc.                                                                     10,722
                                                                                              ----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (1.0%)
    631,000   Mosaic Co.                                                                          18,999
                                                                                              ----------
              INDUSTRIAL GASES (1.0%)
     67,800   Air Products & Chemicals, Inc.                                                      11,131
     43,574   Praxair, Inc.                                                                        7,298
                                                                                              ----------
                                                                                                  18,429
                                                                                              ----------
              Total Materials                                                                     77,792
                                                                                              ----------
              TELECOMMUNICATION SERVICES (0.5%)
              --------------------------------
              WIRELESS TELECOMMUNICATION SERVICES (0.5%)
    142,500   T-Mobile US, Inc.(a)                                                                 8,550
                                                                                              ----------
              UTILITIES (1.0%)
              ---------------
              ELECTRIC UTILITIES (0.4%)
    175,537   Exelon Corp.                                                                         7,460
                                                                                              ----------
              MULTI-UTILITIES (0.6%)
    153,914   Dominion Energy, Inc.                                                               11,037
                                                                                              ----------
              Total Utilities                                                                     18,497
                                                                                              ----------
              Total Common Stocks (cost: $1,269,784)                                           1,858,142
                                                                                              ----------
              Total Equity Securities (cost: $1,269,784)                                       1,858,142
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (3.5%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (3.5%)
 67,970,684   State Street Institutional Treasury Money Market Fund Premier Class, 1.81%(c)
                (cost: $67,970)                                                               $   67,970
                                                                                              ----------

              SHORT-TERM INVESTMENTS PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (0.7%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.7%)
     53,500   Federated Government Obligations Fund Institutional Class, 1.78%(c)                     53
    208,645   Fidelity Government Portfolio Class I, 1.80%(c)                                        209
  2,527,273   Goldman Sachs Financial Square Government Fund Institutional Class, 1.84%(c)         2,527
  4,324,581   Invesco Government & Agency Portfolio Institutional Class, 1.82%(c)                  4,324
  6,074,681   Western Asset Institutional Government Reserves Institutional Class, 1.80%(c)        6,075
                                                                                              ----------
              Total Short-Term Investments Purchased with Cash Collateral from
                Securities Loaned (cost: $13,189)                                                 13,189
                                                                                              ----------

              TOTAL INVESTMENTS (COST: $1,350,943)                                            $1,939,301
                                                                                              ==========

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                         VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                    LEVEL 1          LEVEL 2          LEVEL 3                TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                        $1,858,142               $-               $-           $1,858,142
Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                     67,970                -                -               67,970
Short-Term Investments Purchased
  with Cash Collateral from
  Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                     13,189                -                -               13,189
--------------------------------------------------------------------------------------------------------
Total                                  $1,939,301               $-               $-           $1,939,301
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2017, through July 31, 2018, there were no transfers of securities between levels. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

22  | USAA GROWTH & INCOME FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 5.0% of net assets at July 31, 2018.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) Non-income-producing security.

    (b) The security, or a portion thereof, was out on loan as of July 31, 2018.

    (c) Rate represents the money market fund annualized seven-day yield at July 31, 2018.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

July 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value(including
      securities on loan of $39,739) (cost of $1,350,943)                      $1,939,301
   Receivables:
      Capital shares sold                                                             636
      USAA Asset Management Company (Note 7)                                            2
      Dividends and interest                                                        1,068
      Securities sold                                                                 357
      Other                                                                            19
                                                                               ----------
        Total assets                                                            1,941,383
                                                                               ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                             13,189
      Capital shares redeemed                                                         794
   Accrued management fees                                                            971
   Accrued transfer agent's fees                                                       31
   Other accrued expenses and payables                                                133
                                                                               ----------
        Total liabilities                                                          15,118
                                                                               ----------
          Net assets applicable to capital shares outstanding                  $1,926,265
                                                                               ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                              $1,205,576
  Accumulated undistributed net investment income                                     737
  Accumulated net realized gain on investments                                    131,594
  Net unrealized appreciation of investments                                      588,358
                                                                               ----------
          Net assets applicable to capital shares outstanding                  $1,926,265
                                                                               ==========
  Net asset value, redemption price, and offering price per share:
        Fund Shares (net assets of $1,756,259/67,061
          capital shares outstanding, no par value)                            $    26.19
                                                                               ==========
        Institutional Shares (net assets of $159,148/6,082
          capital shares outstanding, no par value)                            $    26.17
                                                                               ==========
        Adviser Shares (net assets of $10,858/416
          capital shares outstanding, no par value)                            $    26.10
                                                                               ==========

See accompanying notes to financial statements.

================================================================================

24  | USAA GROWTH & INCOME FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $119)                             $ 30,454
   Interest                                                                           692
   Securities lending (net)                                                           116
                                                                                 --------
       Total income                                                                31,262
                                                                                 --------
EXPENSES
   Management fees                                                                 11,124
   Administration and servicing fees:
       Fund Shares                                                                  2,539
       Institutional Shares                                                           150
       Adviser Shares                                                                  16
   Transfer agent's fees:
       Fund Shares                                                                  1,721
       Institutional Shares                                                           151
       Adviser Shares                                                                   1
   Distribution and service fees (Note 7):
       Adviser Shares                                                                  26
   Custody and accounting fees:
       Fund Shares                                                                    198
       Institutional Shares                                                            18
       Adviser Shares                                                                   1
   Postage:
       Fund Shares                                                                     83
   Shareholder reporting fees:
       Fund Shares                                                                     52
   Trustees' fees                                                                      33
   Registration fees:
       Fund Shares                                                                     41
       Institutional Shares                                                            21
       Adviser Shares                                                                  17
   Professional fees                                                                  104
   Other                                                                               31
                                                                                 --------
          Total expenses                                                           16,327
   Expenses reimbursed:
       Adviser Shares                                                                  (4)
                                                                                 --------
          Net expenses                                                             16,323
                                                                                 --------
NET INVESTMENT INCOME                                                              14,939
                                                                                 --------

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain on:
      Investments                                                                $153,769
      Foreign currency transactions                                                     4
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                  66,344
      Foreign currency translations                                                    (4)
                                                                                 --------
          Net realized and unrealized gain                                        220,113
                                                                                 --------
   Increase in net assets resulting from operations                              $235,052
                                                                                 ========

See accompanying notes to financial statements.

================================================================================

26  | USAA GROWTH & INCOME FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

------------------------------------------------------------------------------------------------
                                                                             2018           2017
------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                               $   14,939     $   14,570
   Net realized gain on investments                                       153,769         75,445
   Net realized gain on foreign currency transactions                           4              -
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                          66,344        211,600
      Foreign currency translations                                            (4)             4
                                                                       -------------------------
      Increase in net assets resulting from operations                    235,052        301,619
                                                                       -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                         (12,159)       (14,678)
      Institutional Shares                                                 (1,154)        (1,319)
      Adviser Shares                                                          (47)           (59)
                                                                       -------------------------
          Total distributions of net investment income                    (13,360)       (16,056)
                                                                       -------------------------
   Net realized gains:
      Fund Shares                                                         (72,206)        (4,824)
      Institutional Shares                                                 (6,301)          (401)
      Adviser Shares                                                         (456)           (30)
                                                                       -------------------------
          Total distributions of net realized gains                       (78,963)        (5,255)
                                                                       -------------------------
      Distributions to shareholders                                       (92,323)       (21,311)
                                                                       -------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                             20,836        (32,164)
   Institutional Shares                                                     7,556            456
   Adviser Shares                                                              71             69
                                                                       -------------------------
      Total net increase (decrease) in net assets from capital
          share transactions                                               28,463        (31,639)
                                                                       -------------------------
   Net increase in net assets                                             171,192        248,669

NET ASSETS
   Beginning of year                                                    1,755,073      1,506,404
                                                                       -------------------------
   End of year                                                         $1,926,265     $1,755,073
                                                                       =========================
Accumulated undistributed net investment income:
   End of year                                                         $      737     $        -
                                                                       =========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 50 separate funds. The USAA Growth & Income Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objectives are to seek capital growth and, secondarily, current income.

The Fund consists of three classes of shares: Growth & Income Fund Shares (Fund Shares), Growth & Income Fund Institutional Shares (Institutional Shares), and Growth & Income Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal

================================================================================

28  | USAA GROWTH & INCOME FUND

================================================================================

entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

       they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

================================================================================

30  | USAA GROWTH & INCOME FUND

================================================================================

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6. Repurchase agreements are valued at cost.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended July 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized

================================================================================

32  | USAA GROWTH & INCOME FUND

================================================================================

    tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. For the year ended July 31, 2018, the Fund did not receive any brokerage commission recapture credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

34  | USAA GROWTH & INCOME FUND

================================================================================

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended July 31, 2018, the Fund paid CAPCO facility fees of $14,000, which represents 2.3% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended July 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, non-REIT return of capital dividend, and distributions adjustments resulted in reclassifications to the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $842,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2018, and 2017, was as follows:

                                                     2018                        2017
                                                ----------------------------------------
Ordinary income*                                $13,940,000                  $15,271,000
Long-term realized capital gain                  78,383,000                    6,040,000
                                                ----------------------------------------
  Total distributions paid                      $92,323,000                  $21,311,000
                                                ========================================

As of July 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                             $     737,000
Undistributed long-term capital gains                                        134,835,000
Unrealized appreciation of investments                                       585,117,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and non-REIT return of capital dividend adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - At July 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                                  NET
                                                         GROSS               GROSS             UNREALIZED
                                                       UNREALIZED          UNREALIZED         APPRECIATION/
  FUND                               TAX COST         APPRECIATION        DEPRECIATION       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
USAA Growth &
 Income Fund                         $1,354,184,000   $615,986,000        $(30,869,000)      $585,117,000

================================================================================

36  | USAA GROWTH & INCOME FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2018, were $419,586,000 and $490,322,000 respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At July 31, 2018, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
      ON LOAN                     NON-CASH COLLATERAL               CASH COLLATERAL
-------------------------------------------------------------------------------------
   $39,739,000                        $27,007,000                      $13,189,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2018, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                         YEAR ENDED                 YEAR ENDED
                                        JULY 31, 2018              JULY 31, 2017
--------------------------------------------------------------------------------------
                                    SHARES         AMOUNT       SHARES         AMOUNT
                                    --------------------------------------------------
FUND SHARES:
Shares sold                          4,764       $ 120,587       5,011       $ 112,928
Shares issued from
  reinvested dividends               3,327          83,086         857          19,179
Shares redeemed                     (7,236)       (182,837)     (7,363)       (164,271)
                                    --------------------------------------------------
Net increase (decrease) from
  capital share transactions           855       $  20,836      (1,495)      $ (32,164)
                                    ==================================================
INSTITUTIONAL SHARES:
Shares sold                            451       $  11,224         978       $  21,688
Shares issued from
  reinvested dividends                 299           7,455          77           1,720
Shares redeemed                       (441)        (11,123)     (1,048)        (22,952)
                                    --------------------------------------------------
Net increase from
  capital share transactions           309       $   7,556           7       $     456
                                    ==================================================
ADVISER SHARES:
Shares sold                              4       $     105           6       $     127
Shares issued from
  reinvested dividends                   1              17           -*              3
Shares redeemed                         (2)            (51)         (3)            (61)
                                    --------------------------------------------------
Net increase from
  capital share transactions             3       $      71           3       $      69
                                    ==================================================

*Represents less than 500 shares.

================================================================================

38  | USAA GROWTH & INCOME FUND

================================================================================

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets.

The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Multi-Cap Core Funds Index. The Lipper Multi-Cap Core Funds Index tracks the total return performance of funds within the Lipper Multi-Cap Core Funds category.

For the Fund Shares and Adviser Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the Institutional Shares includes the performance of the Fund Shares for

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

periods prior to August 7, 2015. The following table is utilized to determine the extent of the performance adjustment:

     OVER/UNDER PERFORMANCE
     RELATIVE TO INDEX                              ANNUAL ADJUSTMENT RATE
     (IN BASIS POINTS)(1)                           (IN BASIS POINTS)(1)
     ---------------------------------------------------------------------
     +/- 100 to 400                                 +/- 4
     +/- 401 to 700                                 +/- 5
     +/- 701 and greater                            +/- 6

(1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Multi-Cap Core Funds Index over that period, even if the class had overall negative returns during the performance period.

For the year ended July 31, 2018, the Fund incurred total management fees, paid or payable to the Manager, of $11,124,000, which included a less than 0.01% performance adjustment for Institutional Shares of $3,000. For the year ended July 31, 2018, the Fund Shares and the Adviser Shares did not incur any performance adjustment.

SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS), under which BHMS directs the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager). This arrangement provides for monthly fees that are paid by the Manager.

The Manager (not the Fund) pays BHMS a subadvisory fee based on the aggregate net assets that BHMS manages in the USAA Value Fund and the

================================================================================

40  | USAA GROWTH & INCOME FUND

================================================================================

USAA Growth & Income Fund combined, in an annual amount of 0.75% on the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion. For the year ended July 31, 2018, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to BHMS, of $1,481,000.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended July 31, 2018, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,539,000, $150,000, and $16,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2018, the Fund reimbursed the Manager $22,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - The Manager agreed, through November 30, 2018, to limit the total annual operating expenses of the Institutional Shares and Adviser Shares to 0.85% and 1.15%, respectively, of their average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Institutional Shares and the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2018, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. Prior to December 1, 2017, the Adviser Shares' expense limitation was 1.20% of its average net assets. For the year ended July 31, 2018, the Adviser Shares incurred reimbursable expenses of $4,000, respectively, of which $2,000 was receivable from the Manager. For the year

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

ended July 31, 2018, the Institutional Shares did not incur any reimbursable expenses.

TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2018, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,721,000, $151,000, and $1,000, respectively.

DISTRIBUTION AND SERVICE (12B-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended July 31, 2018, the Adviser Shares incurred distribution and service (12b-1) fees of $26,000.

UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At July 31, 2018, USAA and its affiliates owned 398,000 Adviser Shares, which represents 95.6% of the Adviser Shares outstanding, and 0.5% of the Fund's total outstanding shares.

================================================================================

42  | USAA GROWTH & INCOME FUND

================================================================================

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit are effective December 1, 2018. However, Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, delayed other requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule to the Funds' financial statements and various filings.

(10) UPCOMING ACCOUNTING PRONOUNCEMENT

(ASU) 2018-13, FAIR VALUE MEASUREMENT
-------------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. The adoption of this ASU guidance is not expected to have a material impact on the financial statements and other disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                        YEAR ENDED JULY 31,
                              --------------------------------------------------------------------------
                                    2018            2017            2016            2015            2014
                              --------------------------------------------------------------------------
Net asset value at
  beginning of period         $    24.25     $     20.39      $    22.00      $    22.63      $    19.39
                              --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             0.19             .21             .15             .17             .21
  Net realized and
    unrealized gain (loss)          3.03            3.94            (.51)           2.14            3.24
                              --------------------------------------------------------------------------
Total from investment
  operations                        3.22            4.15            (.36)           2.31            3.45
                              --------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.18)           (.22)           (.14)           (.18)           (.21)
  Realized capital gains           (1.10)           (.07)          (1.11)          (2.76)              -
                              --------------------------------------------------------------------------
Total distributions                (1.28)           (.29)          (1.25)          (2.94)           (.21)
                              --------------------------------------------------------------------------
Net asset value at
  end of period               $    26.19     $     24.25      $    20.39      $    22.00      $    22.63
                              ==========================================================================
Total return (%)*                  13.59           20.49           (1.49)          10.70           17.86
Net assets at
  end of period (000)         $1,756,259      $1,605,220      $1,380,560      $1,583,353      $1,514,795
Ratios to average
  net assets:**
  Expenses (%)(c)                    .88             .91             .95             .93             .94(a)
  Net investment income (%)          .80             .89             .78             .66             .97
Portfolio turnover (%)                23              21              22              35              61(b)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2018, average net assets were $1,693,643,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(b) Reflects decreased trading activity due to changes in subadviser(s).
(c) Does not include acquired fund fees, if any.

================================================================================

44  | USAA GROWTH & INCOME FUND

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                           PERIOD ENDED
                                                         YEAR ENDED JULY 31,                  JULY 31,
                                                   ----------------------------------------------------
                                                       2018              2017                 2016***
                                                   ----------------------------------------------------
Net asset value at beginning of period             $  24.23          $  20.38             $  22.10
                                                   -----------------------------------------------
Income (loss) from investment operations:
  Net investment income                                 .20               .22                  .16
  Net realized and unrealized gain (loss)              3.03              3.94                 (.60)
                                                   -----------------------------------------------
Total from investment operations                       3.23              4.16                 (.44)
                                                   -----------------------------------------------
Less distributions from:
  Net investment income                                (.19)             (.24)                (.17)
  Realized capital gains                              (1.10)             (.07)               (1.11)
                                                   -----------------------------------------------
Total distributions                                   (1.29)             (.31)               (1.28)
                                                   -----------------------------------------------
Net asset value at end of period                   $  26.17          $  24.23             $  20.38
                                                   ===============================================
Total return (%)*                                     13.66             20.54                (1.87)
Net assets at end of period (000)                  $159,148          $139,866             $117,512
Ratios to average net assets:**
  Expenses (%)(b)                                       .84               .85                  .85(a)
  Expenses, excluding reimbursements (%)(b)             .84               .85                  .87(a)
  Net investment income (%)                             .85               .95                  .83(a)
Portfolio turnover (%)                                   23                21                   22

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2018, average net assets were $150,469,000.
*** Institutional Shares commenced operations on August 7, 2015.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Does not include acquired fund fees, if any.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  45

================================================================================

ADVISER SHARES
--------------------------------------------------------------------------------
Per share operating performance for a share outstanding throughout each period is as follows:

                                                            YEAR ENDED JULY 31,
                                 ---------------------------------------------------------------------------
                                    2018             2017             2016            2015              2014
                                 ---------------------------------------------------------------------------
Net asset value at
  beginning of period            $ 24.17           $20.32           $21.93          $22.56            $19.34
                                 ---------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .12              .15              .10             .10               .15
  Net realized and
    unrealized gain (loss)          3.02             3.91             (.50)           2.14              3.23
                                 ---------------------------------------------------------------------------
Total from investment
  operations                        3.14             4.06             (.40)           2.24              3.38
                                 ---------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.11)            (.14)            (.10)           (.11)             (.16)
  Realized capital gains           (1.10)            (.07)           (1.11)          (2.76)                -
                                 ---------------------------------------------------------------------------
Total distributions                (1.21)            (.21)           (1.21)          (2.87)             (.16)
                                 ---------------------------------------------------------------------------
Net asset value at
  end of period                  $ 26.10           $24.17           $20.32          $21.93            $22.56
                                 ===========================================================================
Total return (%)*                  13.28            20.10            (1.72)          10.40             17.51
Net assets at
  end of period (000)            $10,858           $9,987           $8,332          $9,098            $9,305
Ratios to average
  net assets:**
  Expenses (%)(e)                   1.17(c)          1.20             1.20            1.22(d)           1.22(a)
  Expenses, excluding
    reimbursements (%)(e)           1.20             1.24             1.28            1.27              1.22(a)
  Net investment income (%)          .52              .60              .53             .37               .70
Portfolio turnover (%)                23               21               22              35                61(b)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2018, average net assets were $10,436,000.
(a) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(b) Reflects decreased trading activity due to changes in subadviser(s).
(c) Prior to December 1, 2017, the Manager has voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.20% of the Adviser Shares' average net assets.
(d) Prior to December 1, 2014, the Manager has voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.30% of the Adviser Shares' average net assets.
(e) Does include acquired fund fees, if any.

================================================================================

46  | USAA GROWTH & INCOME FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2018, through July 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  47

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                         BEGINNING                 ENDING             DURING PERIOD*
                                       ACCOUNT VALUE           ACCOUNT VALUE        FEBRUARY 1, 2018 -
                                      FEBRUARY 1, 2018         JULY 31, 2018          JULY 31, 2018
                                      ----------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00              $  986.60                $4.33

Hypothetical
  (5% return before expenses)              1,000.00               1,020.43                 4.41

INSTITUTIONAL SHARES
Actual                                     1,000.00                 986.80                 4.09

Hypothetical
  (5% return before expenses)              1,000.00               1,020.68                 4.16

ADVISER SHARES
Actual                                     1,000.00                 985.20                 5.66

Hypothetical
  (5% return before expenses)              1,000.00               1,019.09                 5.76

*Expenses are equal to the annualized expense ratio of 0.88% for Fund Shares, 0.83% for Institutional Shares, and 1.15% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (1.34)% for Fund Shares, (1.32)% for Institutional Shares, and (1.48)% for Adviser Shares for the six-month period of February 1, 2018, through July 31, 2018.

================================================================================

48  | USAA GROWTH & INCOME FUND

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2018

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2018, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreement between the Manager and Barrow, Hanley, Mewhinney & Strauss Inc. (the Subadviser) with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In

================================================================================

50  | USAA GROWTH & INCOME FUND

================================================================================

addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund including ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and the Manager's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager. The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Manager after payment of the subadvisory fees. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one-, three-, five- and ten-year periods ended December 31, 2017 and was above its Lipper index for the one-, three- and five-year periods ended December 31, 2017, and below its Lipper index for the ten-year period ended December 31, 2017. The Board also noted that the Fund's percentile performance ranking was

================================================================================

52  | USAA GROWTH & INCOME FUND

================================================================================

in the top 50% of its performance universe for the one-year period ended December 31, 2017, was in the top 30% of its performance universe for the three-year period ended December 31, 2017, was in the top 35% of its performance universe for the five-year period ended December 31, 2017, and was in the bottom 50% of its performance universe for the ten-year period ended December 31, 2017.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that the Manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board also noted that the Manager pays the subadvisory fees. The Board determined that the current investment management fee structure was reasonable.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience

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54  | USAA GROWTH & INCOME FUND

================================================================================

and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include:
(i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and
(iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays subadvisory fees to the Subadviser. As noted previously, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2017, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and

================================================================================

                                                     ADVISORY AGREEMENT(S) |  55

================================================================================

resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance and the explanations of management regarding the factors that contributed to the performance of the Fund. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

56  | USAA GROWTH & INCOME FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 56 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

58  | USAA GROWTH & INCOME FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

60  | USAA GROWTH & INCOME FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over ten years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

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62  | USAA GROWTH & INCOME FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

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64  | USAA GROWTH & INCOME FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
       USAA                                                          PRSRT STD
       9800 Fredericksburg Road                                    U.S. Postage
       San Antonio, TX 78288                                           PAID
                                                                       USAA
                                                                  --------------

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================================================================================
23431-0918                                   (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                              [GRAPHIC OF USAA HIGH INCOME FUND]

 ====================================================================

    ANNUAL REPORT
    USAA HIGH INCOME FUND
    FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES o R6 SHARES
    JULY 31, 2018

 ====================================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"INVESTORS WHO ARE OVERLY CONCENTRATED IN
PARTICULAR ASSET CLASSES COULD BE CARRYING MORE     [PHOTO OF BROOKS ENGLEHARDT]
RISK IN THEIR PORTFOLIOS THAN THEY REALIZE. THIS IS
TRUE EVEN FOR THOSE WHO THINK THEY ARE DIVERSIFIED."

--------------------------------------------------------------------------------

SEPTEMBER 2018

U.S. stocks advanced during the opening months of the reporting period ended July 31, 2018, while bond prices remained relatively range bound. The situation was similar when the reporting period ended. A casual observer might think this reporting period was rather uneventful; however, the opposite is true.

At first, stocks recorded gains, supported by robust global economic growth and better-than-expected corporate earnings. Bond prices were generally steady, even as the Federal Reserve (the Fed) continued to raise short-term interest rates. In December 2017, federal tax legislation was passed by Congress and signed into law by President Trump. The new law, which became effective in January 2018, lowered the corporate tax rate from 35% to 21% and was widely expected to increase companies' cash flows and bottom lines.

In February 2018, volatility--noticeably absent during 2017--re-emerged. U.S. stocks fell and long-term interest rates rose as inflation fears surfaced. In March and April 2018, U.S. inflation climbed above the Fed's 2% target, suggesting that the central bank might increase the pace of its interest rate increases. Market turbulence continued through the rest of the reporting period, fueled by tensions between the United States and its trading partners and the imposition of tariffs. Other geopolitical events also roiled the markets, including the potential that Italy's incoming government might try to weaken that country's role in the European Union; U.S.-North Korea tensions, along with a high-profile summit in Singapore; and a meeting in Helsinki between President Trump and Russia's president, Vladimir Putin.

At the same time, global economic growth softened. Weaker growth, combined with trade-related political rhetoric led a number of central banks to postpone planned interest rate increases. In the United States, however, as the economic expansion continued and the job market improved, the Fed maintained its slow-and-steady approach to raising interest rates, boosting them in December 2017 and again in March and June 2018. Fed policymakers also increased the projected total number of 2018 interest rate increases from three to four. At the end of the reporting period, the market

================================================================================

================================================================================

appeared to believe that the Fed would take action in September and December
2018.

For the reporting period overall, U.S. stocks recorded double-digit gains. Bond prices were generally unchanged, though high-yield securities and tax-exempt bonds produced positive returns. Meanwhile, the U.S. Treasury yield curve flattened as shorter-term yields rose more than longer-term yields. We believe a flattening yield curve raises concerns because it might be followed by an inversion, in which two-year yields are higher than 10-year yields. A yield-curve inversion has sometimes signaled an approaching recession.

At USAA Investments, although we believe there is little chance of a recession in the next reporting period, we expect to hear a lot of media "noise" about trade in the coming months, as well as on other issues that could provoke an emotional reaction from investors. We recommend that investors focus on information that can provide the perspective they need to manage their investments.

Investors may also want to make sure their portfolios are adequately diversified. The primary benefit of diversification is long-term risk management. Investors who are overly concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This is true even for those who think they are diversified. U.S. stocks have outperformed for some time, so their weighting within a portfolio could have grown rather large and might need to be rebalanced.

Now that the summer is over, you may want to review your financial situation. Please give our financial advisors a call. At USAA Investments, we are committed to helping you meet your financial objectives.

In the months ahead, we will continue to monitor the financial markets, economic conditions, Fed monetary policy, shifts in interest rates, and other matters that could potentially affect your investments. On behalf of everyone here at USAA Investments, thank you for allowing us to help with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY ON THE FUND                                              1

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

    Distributions to Shareholders                                            17

    Report of Independent Registered
      Public Accounting Firm                                                 18

    Portfolio of Investments                                                 19

    Notes to Portfolio of Investments                                        46

    Financial Statements                                                     51

    Notes to Financial Statements                                            55

    Financial Highlights                                                     75

EXPENSE EXAMPLE                                                              79

ADVISORY AGREEMENT(S)                                                        81

TRUSTEES' AND OFFICERS' INFORMATION                                          86

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JULIANNE BASS, CFA                        JOHN SPEAR, CFA
    KURT DAUM, JD

--------------------------------------------------------------------------------

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    High-yield corporate bonds generated a positive return during the reporting period ended July 31, 2018, benefiting from tighter credit spreads as well as their relatively short duration compared to other sectors of the fixed-income market. (Duration is a measure of the sensitivity of a fixed-income investment to changes in interest rates.) This was in contrast to investment-grade corporate bonds and the broad fixed-income market, both of which declined.

    High-yield bonds had retreated at the beginning of the reporting period, underperforming stocks and U.S. Treasury securities, amid falling crude oil prices. They subsequently rebounded, and despite a brief setback in November 2017, generated gains through the end of calendar year 2017. At the same time, U.S Treasury prices fell as investors anticipated a Federal Reserve (the Fed) interest rate increase in December 2017. (Bond prices and yields move in opposite directions.) U.S. stocks continued to advance, driven by strengthening economic growth and better-than-expected corporate earnings. Stocks and high-yield securities also benefited from the passage of tax legislation that lowered corporate income tax rates from 35% to 21% and offered incentives for the repatriation of foreign profits held outside the U.S. Many observers expected the tax cut to increase corporate earnings in 2018.

    Near the beginning of 2018, volatility increased across the financial markets, with most asset classes experiencing declines. Although high-yield securities also fell back, they exhibited less volatility overall than U.S. stocks and high-quality bonds. Market volatility was fueled by fears

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    of higher inflation, which could potentially accelerate the pace of Fed interest rate increases, escalating tensions between the U.S. and North Korea, and trade-related rhetoric from the Trump Administration. In the closing months of the reporting period, high-yield bonds held their ground, even as investors grew more risk averse. Among the worries were the imposition of tariffs on U.S. trading partners and slowing global economic growth. In the U.S., the economic picture remained bright during the begining of 2018, with robust growth, low unemployment, and tame inflation. Second-quarter 2018 gross domestic product came in at 4.1%, the fastest pace in nearly four years, driven by strong consumer and business spending.

    Unlike investment-grade credit spreads, which widened during the reporting period, high-yield credit spreads compressed. Spreads are generally considered an indication of risk; the tighter the spread, the lower the perceived risk. Credit spreads based on the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index began the period at 352 basis points and ended the period at 336 basis points. (A basis point is 1/100(th) of a percent.)

     o BLOOMBERG BARCLAYS U.S. HIGH YIELD 2% ISSUER CAPPED BOND INDEX o

  [CHART OF BLOOMBERG BARCLAYS U.S. HIGH YIELD 2% ISSUER CAPPED BOND INDEX]

                                                          AVERAGE OPTION
                                                          ADJUSTED SPREAD
 7/31/2017                                                    3.52
  8/1/2017                                                    3.49
  8/2/2017                                                    3.49
  8/3/2017                                                    3.53
  8/4/2017                                                    3.52
  8/7/2017                                                    3.53
  8/8/2017                                                    3.54
  8/9/2017                                                    3.68
 8/10/2017                                                    3.80
 8/11/2017                                                    3.87
 8/14/2017                                                    3.81
 8/15/2017                                                    3.78
 8/16/2017                                                    3.79
 8/17/2017                                                    3.85
 8/18/2017                                                    3.89
 8/21/2017                                                    3.90
 8/22/2017                                                    3.86
 8/23/2017                                                    3.88
 8/24/2017                                                    3.84
 8/25/2017                                                    3.83
 8/28/2017                                                    3.82
 8/29/2017                                                    3.84
 8/30/2017                                                    3.81
 8/31/2017                                                    3.78
  9/1/2017                                                    3.73
  9/5/2017                                                    3.80
  9/6/2017                                                    3.74
  9/7/2017                                                    3.78
  9/8/2017                                                    3.81
 9/11/2017                                                    3.74
 9/12/2017                                                    3.69
 9/13/2017                                                    3.67
 9/14/2017                                                    3.64
 9/15/2017                                                    3.64
 9/18/2017                                                    3.59
 9/19/2017                                                    3.58
 9/20/2017                                                    3.52
 9/21/2017                                                    3.52
 9/22/2017                                                    3.56
 9/25/2017                                                    3.57
 9/26/2017                                                    3.54
 9/27/2017                                                    3.50
 9/28/2017                                                    3.50
 9/29/2017                                                    3.47
 10/2/2017                                                    3.45
 10/3/2017                                                    3.45
 10/4/2017                                                    3.43
 10/5/2017                                                    3.41
 10/6/2017                                                    3.41
10/10/2017                                                    3.42
10/11/2017                                                    3.41
10/12/2017                                                    3.44
10/13/2017                                                    3.48
10/16/2017                                                    3.42
10/17/2017                                                    3.41
10/18/2017                                                    3.37
10/19/2017                                                    3.39
10/20/2017                                                    3.30
10/23/2017                                                    3.28
10/24/2017                                                    3.26
10/25/2017                                                    3.30
10/26/2017                                                    3.29
10/27/2017                                                    3.34
10/30/2017                                                    3.37
10/31/2017                                                    3.38
 11/1/2017                                                    3.37
 11/2/2017                                                    3.39
 11/3/2017                                                    3.39
 11/6/2017                                                    3.41
 11/7/2017                                                    3.44
 11/8/2017                                                    3.50
 11/9/2017                                                    3.63
11/10/2017                                                    3.60
11/13/2017                                                    3.60
11/14/2017                                                    3.68
11/15/2017                                                    3.79
11/16/2017                                                    3.63
11/17/2017                                                    3.62
11/20/2017                                                    3.58
11/21/2017                                                    3.53
11/22/2017                                                    3.56
11/24/2017                                                    3.54
11/27/2017                                                    3.56
11/28/2017                                                    3.53
11/29/2017                                                    3.49
11/30/2017                                                    3.44
 12/1/2017                                                    3.49
 12/4/2017                                                    3.42
 12/5/2017                                                    3.43
 12/6/2017                                                    3.48
 12/7/2017                                                    3.47
 12/8/2017                                                    3.47
12/11/2017                                                    3.47
12/12/2017                                                    3.44
12/13/2017                                                    3.50
12/14/2017                                                    3.50
12/15/2017                                                    3.50
12/18/2017                                                    3.50
12/19/2017                                                    3.46
12/20/2017                                                    3.44
12/21/2017                                                    3.43
12/22/2017                                                    3.42
12/26/2017                                                    3.42
12/27/2017                                                    3.45
12/28/2017                                                    3.42
12/29/2017                                                    3.43
  1/2/2018                                                    3.39
  1/3/2018                                                    3.34
  1/4/2018                                                    3.26
  1/5/2018                                                    3.22
  1/8/2018                                                    3.20
  1/9/2018                                                    3.18
 1/10/2018                                                    3.25
 1/11/2018                                                    3.24
 1/12/2018                                                    3.23
 1/16/2018                                                    3.21
 1/17/2018                                                    3.18
 1/18/2018                                                    3.20
 1/19/2018                                                    3.19
 1/22/2018                                                    3.16
 1/23/2018                                                    3.17
 1/24/2018                                                    3.13
 1/25/2018                                                    3.15
 1/26/2018                                                    3.11
 1/29/2018                                                    3.12
 1/30/2018                                                    3.17
 1/31/2018                                                    3.19
  2/1/2018                                                    3.19
  2/2/2018                                                    3.24
  2/5/2018                                                    3.36
  2/6/2018                                                    3.45
  2/7/2018                                                    3.34
  2/8/2018                                                    3.46
  2/9/2018                                                    3.69
 2/12/2018                                                    3.57
 2/13/2018                                                    3.64
 2/14/2018                                                    3.56
 2/15/2018                                                    3.46
 2/16/2018                                                    3.41
 2/20/2018                                                    3.37
 2/21/2018                                                    3.34
 2/22/2018                                                    3.41
 2/23/2018                                                    3.44
 2/26/2018                                                    3.38
 2/27/2018                                                    3.34
 2/28/2018                                                    3.36
  3/1/2018                                                    3.43
  3/2/2018                                                    3.48
  3/5/2018                                                    3.42
  3/6/2018                                                    3.38
  3/7/2018                                                    3.40
  3/8/2018                                                    3.39
  3/9/2018                                                    3.36
 3/12/2018                                                    3.37
 3/13/2018                                                    3.39
 3/14/2018                                                    3.43
 3/15/2018                                                    3.41
 3/16/2018                                                    3.39
 3/19/2018                                                    3.42
 3/20/2018                                                    3.40
 3/21/2018                                                    3.38
 3/22/2018                                                    3.48
 3/23/2018                                                    3.53
 3/26/2018                                                    3.52
 3/27/2018                                                    3.53
 3/28/2018                                                    3.53
 3/29/2018                                                    3.54
 3/30/2018                                                    3.54
  4/2/2018                                                    3.60
  4/3/2018                                                    3.56
  4/4/2018                                                    3.55
  4/5/2018                                                    3.45
  4/6/2018                                                    3.54
  4/9/2018                                                    3.50
 4/10/2018                                                    3.41
 4/11/2018                                                    3.40
 4/12/2018                                                    3.32
 4/13/2018                                                    3.26
 4/16/2018                                                    3.23
 4/17/2018                                                    3.19
 4/18/2018                                                    3.14
 4/19/2018                                                    3.23
 4/20/2018                                                    3.21
 4/23/2018                                                    3.23
 4/24/2018                                                    3.30
 4/25/2018                                                    3.36
 4/26/2018                                                    3.33
 4/27/2018                                                    3.33
 4/30/2018                                                    3.38
  5/1/2018                                                    3.39
  5/2/2018                                                    3.39
  5/3/2018                                                    3.44
  5/4/2018                                                    3.43
  5/7/2018                                                    3.41
  5/8/2018                                                    3.39
  5/9/2018                                                    3.37
 5/10/2018                                                    3.36
 5/11/2018                                                    3.33
 5/14/2018                                                    3.32
 5/15/2018                                                    3.32
 5/16/2018                                                    3.31
 5/17/2018                                                    3.32
 5/18/2018                                                    3.37
 5/21/2018                                                    3.36
 5/22/2018                                                    3.36
 5/23/2018                                                    3.44
 5/24/2018                                                    3.45
 5/25/2018                                                    3.51
 5/29/2018                                                    3.72
 5/30/2018                                                    3.61
 5/31/2018                                                    3.62
  6/1/2018                                                    3.56
  6/4/2018                                                    3.50
  6/5/2018                                                    3.51
  6/6/2018                                                    3.44
  6/7/2018                                                    3.44
  6/8/2018                                                    3.47
 6/11/2018                                                    3.38
 6/12/2018                                                    3.35
 6/13/2018                                                    3.29
 6/14/2018                                                    3.31
 6/15/2018                                                    3.32
 6/18/2018                                                    3.33
 6/19/2018                                                    3.38
 6/20/2018                                                    3.34
 6/21/2018                                                    3.38
 6/22/2018                                                    3.39
 6/25/2018                                                    3.45
 6/26/2018                                                    3.48
 6/27/2018                                                    3.56
 6/28/2018                                                    3.63
 6/29/2018                                                    3.63
  7/2/2018                                                    3.67
  7/3/2018                                                    3.68
  7/5/2018                                                    3.66
  7/6/2018                                                    3.65
  7/9/2018                                                    3.57
 7/10/2018                                                    3.50
 7/11/2018                                                    3.54
 7/12/2018                                                    3.48
 7/13/2018                                                    3.47
 7/16/2018                                                    3.50
 7/17/2018                                                    3.51
 7/18/2018                                                    3.50
 7/19/2018                                                    3.53
 7/20/2018                                                    3.50
 7/23/2018                                                    3.45
 7/24/2018                                                    3.43
 7/25/2018                                                    3.43
 7/26/2018                                                    3.38
 7/27/2018                                                    3.38
 7/30/2018                                                    3.32
 7/31/2018                                                    3.36

                                   [END CHART]

================================================================================

2  | USAA HIGH INCOME FUND

================================================================================

    The Fed raised short-term interest rates three times during the reporting period and started to trim the size of its balance sheet by gradually decreasing the reinvestment of maturing holdings of U.S. Treasury and government-sponsored mortgage-backed securities. In November 2017, President Trump nominated Fed governor Jerome Powell to follow Janet Yellen as chair of the U.S. central bank. Powell began his term in February 2018. During July 2018, in Congressional testimony, he said that the Fed was likely to continue gradually raising short-term interest rates as long as economic growth remained strong and inflation stable.

    For the reporting period overall, high-yield securities performed as expected, outpacing 10-year U.S. Treasury securities and underperforming the S&P 500(R) Index. Historically, high-yield securities tend to perform between stocks and high-quality bonds, generally with less volatility, which can potentially provide long-term investors with a significant diversification advantage.

                        o ONE-YEAR COMPARATIVE RETURNS o

                     [CHART OF ONE-YEAR COMPARATIVE RETURNS]

                        S&P 500                                     USAA HIGH                             CITI U.S. TREASURY
                         INDEX                                     INCOME FUND                              10-YEAR INDEX
 7/31/2017                0.00                7/31/2017                0.00             7/31/2017                0.00
  8/1/2017                0.25                 8/1/2017                0.00              8/1/2017                0.35
  8/2/2017                0.31                 8/2/2017                0.00              8/2/2017                0.28
  8/3/2017                0.11                 8/3/2017               -0.12              8/3/2017                0.56
  8/4/2017                0.30                 8/4/2017               -0.12              8/4/2017                0.23
  8/7/2017                0.47                 8/7/2017               -0.12              8/7/2017                0.34
  8/8/2017                0.24                 8/8/2017               -0.24              8/8/2017                0.13
  8/9/2017                0.22                 8/9/2017               -0.60              8/9/2017                0.49
 8/10/2017               -1.20                8/10/2017               -0.85             8/10/2017                0.75
 8/11/2017               -1.06                8/11/2017               -0.85             8/11/2017                0.94
 8/14/2017               -0.07                8/14/2017               -0.73             8/14/2017                0.69
 8/15/2017               -0.09                8/15/2017               -0.73             8/15/2017                0.29
 8/16/2017                0.08                8/16/2017               -0.60             8/16/2017                0.65
 8/17/2017               -1.46                8/17/2017               -0.73             8/17/2017                0.88
 8/18/2017               -1.64                8/18/2017               -0.85             8/18/2017                0.91
 8/21/2017               -1.52                8/21/2017               -0.85             8/21/2017                1.04
 8/22/2017               -0.54                8/22/2017               -0.85             8/22/2017                0.76
 8/23/2017               -0.88                8/23/2017               -0.73             8/23/2017                1.17
 8/24/2017               -1.08                8/24/2017               -0.60             8/24/2017                0.96
 8/25/2017               -0.90                8/25/2017               -0.48             8/25/2017                1.18
 8/28/2017               -0.85                8/28/2017               -0.48             8/28/2017                1.33
 8/29/2017               -0.75                8/29/2017               -0.49             8/29/2017                1.50
 8/30/2017               -0.27                8/30/2017               -0.37             8/30/2017                1.45
 8/31/2017                0.31                8/31/2017               -0.25             8/31/2017                1.64
  9/1/2017                0.51                 9/1/2017               -0.13              9/1/2017                1.32
  9/5/2017               -0.25                 9/5/2017               -0.13              9/4/2017                1.34
  9/6/2017                0.07                 9/6/2017                0.00              9/5/2017                2.11
  9/7/2017                0.07                 9/7/2017                0.00              9/6/2017                1.80
  9/8/2017               -0.07                 9/8/2017               -0.13              9/7/2017                2.23
 9/11/2017                1.01                9/11/2017               -0.13              9/8/2017                2.24
 9/12/2017                1.36                9/12/2017                0.00             9/11/2017                1.68
 9/13/2017                1.43                9/13/2017               -0.13             9/12/2017                1.28
 9/14/2017                1.36                9/14/2017                0.00             9/13/2017                1.06
 9/15/2017                1.56                9/15/2017                0.00             9/14/2017                1.05
 9/18/2017                1.71                9/18/2017                0.00             9/15/2017                1.01
 9/19/2017                1.82                9/19/2017                0.12             9/18/2017                0.76
 9/20/2017                1.89                9/20/2017                0.12             9/19/2017                0.68
 9/21/2017                1.58                9/21/2017                0.12             9/20/2017                0.37
 9/22/2017                1.65                9/22/2017                0.12             9/21/2017                0.36
 9/25/2017                1.42                9/25/2017                0.12             9/22/2017                0.51
 9/26/2017                1.44                9/26/2017                0.24             9/25/2017                0.90
 9/27/2017                1.85                9/27/2017                0.13             9/26/2017                0.83
 9/28/2017                1.99                9/28/2017                0.37             9/27/2017                0.13
 9/29/2017                2.38                9/29/2017                0.49             9/28/2017                0.15
 10/2/2017                2.77                10/2/2017                0.49             9/29/2017                0.02
 10/3/2017                3.00                10/3/2017                0.49             10/2/2017               -0.09
 10/4/2017                3.13                10/4/2017                0.49             10/3/2017               -0.04
 10/5/2017                3.73                10/5/2017                0.61             10/4/2017               -0.02
 10/6/2017                3.66                10/6/2017                0.61             10/5/2017               -0.20
 10/9/2017                3.47                10/9/2017                0.61             10/6/2017               -0.33
10/10/2017                3.71               10/10/2017                0.61             10/9/2017               -0.31
10/11/2017                3.90               10/11/2017                0.61            10/10/2017               -0.09
10/12/2017                3.73               10/12/2017                0.61            10/11/2017               -0.11
10/13/2017                3.83               10/13/2017                0.61            10/12/2017                0.11
10/16/2017                4.01               10/16/2017                0.61            10/13/2017                0.49
10/17/2017                4.08               10/17/2017                0.86            10/16/2017                0.26
10/18/2017                4.16               10/18/2017                0.74            10/17/2017                0.35
10/19/2017                4.20               10/19/2017                0.86            10/18/2017               -0.01
10/20/2017                4.75               10/20/2017                0.98            10/19/2017                0.16
10/23/2017                4.33               10/23/2017                0.98            10/20/2017               -0.36
10/24/2017                4.50               10/24/2017                0.98            10/23/2017               -0.29
10/25/2017                4.02               10/25/2017                0.74            10/24/2017               -0.54
10/26/2017                4.15               10/26/2017                0.74            10/25/2017               -0.86
10/27/2017                4.99               10/27/2017                0.72            10/26/2017               -0.92
10/30/2017                4.66               10/30/2017                0.84            10/27/2017               -0.72
10/31/2017                4.76               10/31/2017                0.84            10/30/2017               -0.20
 11/1/2017                4.93                11/1/2017                0.84            10/31/2017               -0.21
 11/2/2017                4.96                11/2/2017                0.84             11/1/2017               -0.24
 11/3/2017                5.30                11/3/2017                0.84             11/2/2017                0.02
 11/6/2017                5.44                11/6/2017                0.84             11/3/2017                0.06
 11/7/2017                5.42                11/7/2017                0.84             11/6/2017                0.28
 11/8/2017                5.58                11/8/2017                0.47             11/7/2017                0.41
 11/9/2017                5.20                11/9/2017                0.23             11/8/2017                0.25
11/10/2017                5.15               11/10/2017                0.23             11/9/2017                0.10
11/13/2017                5.25               11/13/2017                0.11            11/10/2017               -0.49
11/14/2017                5.03               11/14/2017               -0.14            11/13/2017               -0.51
11/15/2017                4.47               11/15/2017               -0.39            11/14/2017               -0.32
11/16/2017                5.36               11/16/2017                0.11            11/15/2017                0.08
11/17/2017                5.09               11/17/2017                0.23            11/16/2017               -0.16
11/20/2017                5.22               11/20/2017                0.23            11/17/2017               -0.11
11/21/2017                5.91               11/21/2017                0.35            11/20/2017               -0.24
11/22/2017                5.84               11/22/2017                0.47            11/21/2017               -0.14
11/24/2017                6.07               11/24/2017                0.60            11/22/2017                0.22
11/27/2017                6.04               11/27/2017                0.60            11/23/2017                0.22
11/28/2017                7.09               11/28/2017                0.48            11/24/2017                0.09
11/29/2017                7.06               11/29/2017                0.61            11/27/2017                0.22
11/30/2017                7.98               11/30/2017                0.61            11/28/2017                0.15
 12/1/2017                7.76                12/1/2017                0.73            11/29/2017               -0.15
 12/4/2017                7.65                12/4/2017                0.85            11/30/2017               -0.49
 12/5/2017                7.25                12/5/2017                0.85             12/1/2017               -0.03
 12/6/2017                7.24                12/6/2017                0.73             12/4/2017               -0.15
 12/7/2017                7.58                12/7/2017                0.73             12/5/2017                0.04
 12/8/2017                8.18                12/8/2017                0.85             12/6/2017                0.29
12/11/2017                8.53               12/11/2017                0.85             12/7/2017               -0.10
12/12/2017                8.70               12/12/2017                0.97             12/8/2017               -0.17
12/13/2017                8.65               12/13/2017                0.97            12/11/2017               -0.17
12/14/2017                8.23               12/14/2017                0.96            12/12/2017               -0.32
12/15/2017                9.20               12/15/2017                1.09            12/13/2017                0.17
12/18/2017                9.79               12/18/2017                1.09            12/14/2017                0.19
12/19/2017                9.44               12/19/2017                0.96            12/15/2017                0.12
12/20/2017                9.37               12/20/2017                0.96            12/18/2017               -0.19
12/21/2017                9.58               12/21/2017                1.09            12/19/2017               -0.80
12/22/2017                9.53               12/22/2017                1.21            12/20/2017               -1.09
12/26/2017                9.42               12/26/2017                1.21            12/21/2017               -0.94
12/27/2017                9.51               12/27/2017                1.34            12/22/2017               -0.98
12/28/2017                9.73               12/28/2017                1.34            12/26/2017               -0.77
12/29/2017                9.17               12/29/2017                1.46            12/27/2017               -0.31
  1/2/2018               10.08                 1/2/2018                1.46            12/28/2017               -0.46
  1/3/2018               10.79                 1/3/2018                1.83            12/29/2017               -0.25
  1/4/2018               11.26                 1/4/2018                2.08              1/2/2018               -0.73
  1/5/2018               12.04                 1/5/2018                2.20              1/3/2018               -0.55
  1/8/2018               12.23                 1/8/2018                2.20              1/4/2018               -0.60
  1/9/2018               12.41                 1/9/2018                2.20              1/5/2018               -0.79
 1/10/2018               12.28                1/10/2018                1.96              1/8/2018               -0.81
 1/11/2018               13.08                1/11/2018                2.08              1/9/2018               -1.36
 1/12/2018               13.84                1/12/2018                2.20             1/10/2018               -1.40
 1/16/2018               13.44                1/16/2018                2.20             1/11/2018               -1.24
 1/17/2018               14.51                1/17/2018                2.20             1/12/2018               -1.40
 1/18/2018               14.34                1/18/2018                2.08             1/15/2018               -1.39
 1/19/2018               14.84                1/19/2018                2.08             1/16/2018               -1.30
 1/22/2018               15.77                1/22/2018                2.20             1/17/2018               -1.59
 1/23/2018               16.03                1/23/2018                2.33             1/18/2018               -1.87
 1/24/2018               15.96                1/24/2018                2.33             1/19/2018               -2.09
 1/25/2018               16.03                1/25/2018                2.45             1/22/2018               -2.29
 1/26/2018               17.41                1/26/2018                2.58             1/23/2018               -1.95
 1/29/2018               16.62                1/29/2018                2.44             1/24/2018               -2.20
 1/30/2018               15.36                1/30/2018                2.19             1/25/2018               -1.91
 1/31/2018               15.42                1/31/2018                2.31             1/26/2018               -2.25
  2/1/2018               15.37                 2/1/2018                2.19             1/29/2018               -2.51
  2/2/2018               12.93                 2/2/2018                1.82             1/30/2018               -2.74
  2/5/2018                8.30                 2/5/2018                1.57             1/31/2018               -2.69
  2/6/2018               10.20                 2/6/2018                1.32              2/1/2018               -3.14
  2/7/2018                9.65                 2/7/2018                1.57              2/2/2018               -3.81
  2/8/2018                5.55                 2/8/2018                1.07              2/5/2018               -3.29
  2/9/2018                7.16                 2/9/2018                0.57              2/6/2018               -3.04
 2/12/2018                8.66                2/12/2018                0.82              2/7/2018               -3.68
 2/13/2018                8.95                2/13/2018                0.70              2/8/2018               -3.84
 2/14/2018               10.44                2/14/2018                0.57              2/9/2018               -3.67
 2/15/2018               11.80                2/15/2018                1.07             2/12/2018               -3.89
 2/16/2018               11.85                2/16/2018                1.44             2/13/2018               -3.79
 2/20/2018               11.20                2/20/2018                1.44             2/14/2018               -4.40
 2/21/2018               10.60                2/21/2018                1.32             2/15/2018               -4.22
 2/22/2018               10.71                2/22/2018                1.19             2/16/2018               -4.09
 2/23/2018               12.49                2/23/2018                1.32             2/19/2018               -4.07
 2/26/2018               13.83                2/26/2018                1.58             2/20/2018               -4.21
 2/27/2018               12.40                2/27/2018                1.45             2/21/2018               -4.58
 2/28/2018               11.16                2/28/2018                1.45             2/22/2018               -4.36
  3/1/2018                9.70                 3/1/2018                1.20             2/23/2018               -3.99
  3/2/2018               10.27                 3/2/2018                0.95             2/26/2018               -3.85
  3/5/2018               11.48                 3/5/2018                1.20             2/27/2018               -4.24
  3/6/2018               11.78                 3/6/2018                1.45             2/28/2018               -3.89
  3/7/2018               11.74                 3/7/2018                1.20              3/1/2018               -3.37
  3/8/2018               12.27                 3/8/2018                1.33              3/2/2018               -3.80
  3/9/2018               14.22                 3/9/2018                1.45              3/5/2018               -3.96
 3/12/2018               14.08                3/12/2018                1.45              3/6/2018               -3.94
 3/13/2018               13.36                3/13/2018                1.33              3/7/2018               -3.96
 3/14/2018               12.74                3/14/2018                1.20              3/8/2018               -3.83
 3/15/2018               12.66                3/15/2018                1.20              3/9/2018               -4.05
 3/16/2018               12.85                3/16/2018                1.20             3/12/2018               -3.83
 3/19/2018               11.25                3/19/2018                1.08             3/13/2018               -3.64
 3/20/2018               11.42                3/20/2018                0.95             3/14/2018               -3.38
 3/21/2018               11.22                3/21/2018                0.95             3/15/2018               -3.45
 3/22/2018                8.43                3/22/2018                0.83             3/16/2018               -3.62
 3/23/2018                6.16                3/23/2018                0.70             3/19/2018               -3.57
 3/26/2018                9.04                3/26/2018                0.70             3/20/2018               -3.85
 3/27/2018                7.16                3/27/2018                0.83             3/21/2018               -4.05
 3/28/2018                6.86                3/28/2018                0.71             3/22/2018               -3.42
 3/29/2018                8.34                3/29/2018                0.84             3/23/2018               -3.37
  4/2/2018                5.92                 4/2/2018                0.71             3/26/2018               -3.49
  4/3/2018                7.26                 4/3/2018                0.71             3/27/2018               -3.04
  4/4/2018                8.51                 4/4/2018                0.71             3/28/2018               -2.94
  4/5/2018                9.27                 4/5/2018                1.09             3/29/2018               -2.65
  4/6/2018                6.88                 4/6/2018                1.09             3/30/2018               -2.63
  4/9/2018                7.26                 4/9/2018                1.21              4/2/2018               -2.51
 4/10/2018                9.06                4/10/2018                1.47              4/3/2018               -2.94
 4/11/2018                8.46                4/11/2018                1.47              4/4/2018               -2.98
 4/12/2018                9.37                4/12/2018                1.59              4/5/2018               -3.32
 4/13/2018                9.06                4/13/2018                1.72              4/6/2018               -2.84
 4/16/2018                9.95                4/16/2018                1.84              4/9/2018               -2.93
 4/17/2018               11.12                4/17/2018                1.97             4/10/2018               -3.01
 4/18/2018               11.21                4/18/2018                1.97             4/11/2018               -2.93
 4/19/2018               10.59                4/19/2018                1.72             4/12/2018               -3.28
 4/20/2018                9.65                4/20/2018                1.59             4/13/2018               -3.25
 4/23/2018                9.66                4/23/2018                1.47             4/16/2018               -3.24
 4/24/2018                8.19                4/24/2018                1.21             4/17/2018               -3.08
 4/25/2018                8.39                4/25/2018                0.96             4/18/2018               -3.53
 4/26/2018                9.52                4/26/2018                1.20             4/19/2018               -3.90
 4/27/2018                9.65                4/27/2018                1.20             4/20/2018               -4.20
 4/30/2018                8.75                4/30/2018                1.32             4/23/2018               -4.36
  5/1/2018                9.03                 5/1/2018                1.07             4/24/2018               -4.44
  5/2/2018                8.25                 5/2/2018                1.20             4/25/2018               -4.75
  5/3/2018                8.01                 5/3/2018                1.07             4/26/2018               -4.47
  5/4/2018                9.42                 5/4/2018                1.20             4/27/2018               -4.17
  5/7/2018                9.80                 5/7/2018                1.32             4/30/2018               -3.99
  5/8/2018                9.77                 5/8/2018                1.20              5/1/2018               -4.31
  5/9/2018               10.85                 5/9/2018                1.32              5/2/2018               -4.21
 5/10/2018               11.91                5/10/2018                1.45              5/3/2018               -4.05
 5/11/2018               12.14                5/11/2018                1.58              5/4/2018               -4.03
 5/14/2018               12.24                5/14/2018                1.58              5/7/2018               -4.06
 5/15/2018               11.48                5/15/2018                1.45              5/8/2018               -4.20
 5/16/2018               11.96                5/16/2018                1.45              5/9/2018               -4.46
 5/17/2018               11.90                5/17/2018                1.45             5/10/2018               -4.30
 5/18/2018               11.62                5/18/2018                1.45             5/11/2018               -4.30
 5/21/2018               12.44                5/21/2018                1.45             5/14/2018               -4.46
 5/22/2018               12.09                5/22/2018                1.45             5/15/2018               -5.15
 5/23/2018               12.46                5/23/2018                1.32             5/16/2018               -5.25
 5/24/2018               12.24                5/24/2018                1.45             5/17/2018               -5.36
 5/25/2018               11.99                5/25/2018                1.45             5/18/2018               -5.02
 5/29/2018               10.70                5/29/2018                1.19             5/21/2018               -4.96
 5/30/2018               12.12                5/30/2018                1.32             5/22/2018               -4.94
 5/31/2018               11.37                5/31/2018                1.32             5/23/2018               -4.44
  6/1/2018               12.59                 6/1/2018                1.45             5/24/2018               -4.24
  6/4/2018               13.10                 6/4/2018                1.45             5/25/2018               -3.85
  6/5/2018               13.19                 6/5/2018                1.58             5/28/2018               -3.83
  6/6/2018               14.16                 6/6/2018                1.70             5/29/2018               -2.50
  6/7/2018               14.10                 6/7/2018                1.83             5/30/2018               -3.12
  6/8/2018               14.46                 6/8/2018                1.83             5/31/2018               -2.90
 6/11/2018               14.58                6/11/2018                1.96              6/1/2018               -3.50
 6/12/2018               14.79                6/12/2018                2.08              6/4/2018               -3.84
 6/13/2018               14.33                6/13/2018                2.08              6/5/2018               -3.68
 6/14/2018               14.65                6/14/2018                2.21              6/6/2018               -4.14
 6/15/2018               14.54                6/15/2018                2.21              6/7/2018               -3.78
 6/18/2018               14.30                6/18/2018                2.21              6/8/2018               -3.81
 6/19/2018               13.85                6/19/2018                2.08             6/11/2018               -3.95
 6/20/2018               14.04                6/20/2018                2.21             6/12/2018               -3.94
 6/21/2018               13.33                6/21/2018                2.08             6/13/2018               -4.12
 6/22/2018               13.54                6/22/2018                2.21             6/14/2018               -3.82
 6/25/2018               11.98                6/25/2018                2.08             6/15/2018               -3.63
 6/26/2018               12.23                6/26/2018                1.96             6/18/2018               -3.64
 6/27/2018               11.26                6/27/2018                1.79             6/19/2018               -3.36
 6/28/2018               11.97                6/28/2018                1.54             6/20/2018               -3.64
 6/29/2018               12.06                6/29/2018                1.67             6/21/2018               -3.38
  7/2/2018               12.41                 7/2/2018                1.41             6/22/2018               -3.40
  7/3/2018               11.85                 7/3/2018                1.54             6/25/2018               -3.15
  7/5/2018               12.84                 7/5/2018                1.54             6/26/2018               -3.20
  7/6/2018               13.81                 7/6/2018                1.67             6/27/2018               -2.76
  7/9/2018               14.85                 7/9/2018                1.92             6/28/2018               -2.90
 7/10/2018               15.25                7/10/2018                2.05             6/29/2018               -2.92
 7/11/2018               14.43                7/11/2018                1.92              7/2/2018               -3.05
 7/12/2018               15.44                7/12/2018                2.05              7/3/2018               -2.79
 7/13/2018               15.57                7/13/2018                2.18              7/4/2018               -2.78
 7/16/2018               15.45                7/16/2018                2.18              7/5/2018               -2.80
 7/17/2018               15.91                7/17/2018                2.05              7/6/2018               -2.71
 7/18/2018               16.16                7/18/2018                2.05              7/9/2018               -2.94
 7/19/2018               15.72                7/19/2018                2.18             7/10/2018               -3.04
 7/20/2018               15.61                7/20/2018                2.18             7/11/2018               -2.77
 7/23/2018               15.82                7/23/2018                2.18             7/12/2018               -2.86
 7/24/2018               16.38                7/24/2018                2.30             7/13/2018               -2.65
 7/25/2018               17.44                7/25/2018                2.30             7/16/2018               -2.86
 7/26/2018               17.09                7/26/2018                2.43             7/17/2018               -2.89
 7/27/2018               16.32                7/27/2018                2.53             7/18/2018               -2.99
 7/30/2018               15.66                7/30/2018                2.53             7/19/2018               -2.76
 7/31/2018               16.23                7/31/2018                2.65             7/20/2018               -3.13
                                                                                        7/23/2018               -3.69
                                                                                        7/24/2018               -3.55
                                                                                        7/25/2018               -3.44
                                                                                        7/26/2018               -3.75
                                                                                        7/27/2018               -3.63
                                                                                        7/30/2018               -3.72
                                                                                        7/31/2018               -3.60

                                   [END CHART]

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    High-yield bond default expectations remained well below historical averages at the end of the reporting period. According to J.P. Morgan, the par-weighted U.S. high-yield default rate was 2.02% at the end of July 2018 (or, 1.29% excluding iHeartMedia, the biggest U.S. radio-station owner, which filed for bankruptcy in March 2018).

o HOW DID THE USAA HIGH INCOME FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has four share classes: Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares. For the reporting period ended July 31, 2018, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares had total returns of 2.65%, 2.74%, 2.55%, and 2.94%, respectively. This compares to returns of 2.60% for the Bloomberg Barclays U.S. High Yield 2% Issuer
    Capped Bond Index (the Index) and 2.39% for the Lipper High Yield Bond Funds Index. At the same time, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares provided a one-year dividend yield of 5.89%, 5.98%, 5.66%, and 6.05%, respectively, compared to 5.08% for the Lipper High Yield Bond Funds Index Average.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    During the reporting period, we continued to adhere to our disciplined investment process, building the portfolio bond by bond. We seek ideas where our fundamental understanding of the credit risk is different than the market's, working with our team of credit analysts to evaluate each potential investment individually, rather than on the basis of thematic

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

4  | USAA HIGH INCOME FUND

================================================================================

    trends. In keeping with our disciplined investment process, we sought to maximize the Fund's income while maintaining an acceptable level of price volatility. We have always believed that the Fund should be adequately compensated for any risk taken.

    Relative to the Index, the Fund benefited from its allocation to and selection of high-yield bonds. More specifically, an allocation to the energy sector, as well as security selection, added to performance as crude oil prices increased over the course of the reporting period. In addition, the Fund was helped by a specific off-Index insurance holding, which appreciated in response to positive news. Investments in floating-rate bank loans and equities also bolstered relative results. Conversely, the Fund was hindered by its holdings of investment-grade corporate bonds, which underperformed high-yield bonds. A short derivatives position in a stock index, which was used to hedge the Fund against rapid credit-spread widening, detracted as the underlying stock index experienced unusually strong positive performance.

    We also continued to seek relative value opportunities within the high-yield bond market while continuing to maintain a diversified, liquid portfolio. During the period, we selectively added to the Fund's positions in oil field services companies, as the industry started showing signs of improvement, which contributed positively to returns. We also found attractive opportunities among floating-rate bank loans, which we consider attractive in a rising interest rate environment. Our credit analysts continue to analyze and monitor every holding in the portfolio.

    Thank you for allowing us to help you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more creditworthy investment-grade securities.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA HIGH INCOME FUND SHARES (FUND SHARES)
(Ticker Symbol: USHYX)

--------------------------------------------------------------------------------
                                                7/31/18               7/31/17
--------------------------------------------------------------------------------
Net Assets                                   $1.2 Billion          $1.2 Billion
Net Asset Value Per Share                        $8.01                 $8.27

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
    1 YEAR                          5 YEARS                          10 YEARS
    2.65%                            4.58%                             7.88%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 7/31/18             EXPENSE RATIO AS OF 7/31/17**
--------------------------------------------------------------------------------
                5.49%                                       0.85%

             (includes acquired fund fees and expenses of 0.02%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA HIGH INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                           BLOOMBERG BARCLAYS
                            U.S. HIGH YIELD                USAA HIGH                  LIPPER HIGH
                           2% ISSUER CAPPED               INCOME FUND                  YIELD BOND
                              BOND INDEX                    SHARES                    FUNDS INDEX
 7/31/2008                    $10,000.00                  $10,000.00                   $10,000.00
 8/31/2008                     10,030.47                   10,024.00                    10,013.91
 9/30/2008                      9,260.55                    9,331.00                     9,266.29
10/31/2008                      7,770.36                    8,097.00                     7,772.69
11/30/2008                      7,088.77                    7,438.00                     7,107.07
12/31/2008                      7,587.89                    7,532.00                     7,357.71
 1/31/2009                      8,093.18                    7,810.00                     7,678.75
 2/28/2009                      7,873.75                    7,593.00                     7,501.09
 3/31/2009                      8,089.76                    7,657.00                     7,612.19
 4/30/2009                      9,043.85                    8,334.00                     8,350.92
 5/31/2009                      9,650.47                    9,069.00                     8,836.46
 6/30/2009                      9,934.27                    9,466.00                     9,133.83
 7/31/2009                     10,530.28                   10,029.00                     9,712.59
 8/31/2009                     10,732.60                   10,306.00                     9,875.29
 9/30/2009                     11,345.38                   10,923.00                    10,391.60
10/31/2009                     11,551.13                   11,175.00                    10,544.91
11/30/2009                     11,664.44                   11,321.00                    10,679.29
12/31/2009                     12,046.83                   11,616.00                    10,999.13
 1/31/2010                     12,204.31                   11,881.00                    11,138.53
 2/28/2010                     12,220.05                   11,932.00                    11,155.32
 3/31/2010                     12,590.46                   12,351.00                    11,509.86
 4/30/2010                     12,890.69                   12,658.00                    11,760.10
 5/31/2010                     12,429.22                   12,148.00                    11,324.77
 6/30/2010                     12,582.59                   12,268.00                    11,414.61
 7/31/2010                     13,024.89                   12,652.00                    11,822.45
 8/31/2010                     13,029.00                   12,704.00                    11,815.36
 9/30/2010                     13,414.47                   13,070.00                    12,175.14
10/31/2010                     13,757.49                   13,418.00                    12,513.55
11/30/2010                     13,600.36                   13,339.00                    12,387.57
12/31/2010                     13,846.15                   13,607.00                    12,639.18
 1/31/2011                     14,152.20                   13,869.00                    12,903.10
 2/28/2011                     14,338.43                   14,142.00                    13,111.00
 3/31/2011                     14,385.33                   14,223.00                    13,137.96
 4/30/2011                     14,607.51                   14,483.00                    13,344.06
 5/31/2011                     14,679.06                   14,558.00                    13,373.53
 6/30/2011                     14,536.30                   14,355.00                    13,225.15
 7/31/2011                     14,704.05                   14,459.00                    13,334.98
 8/31/2011                     14,113.18                   13,799.00                    12,735.61
 9/30/2011                     13,648.97                   13,338.00                    12,285.56
10/31/2011                     14,468.18                   13,906.00                    13,001.78
11/30/2011                     14,155.97                   13,651.00                    12,708.93
12/31/2011                     14,533.22                   13,950.00                    12,999.37
 1/31/2012                     14,974.15                   14,362.00                    13,432.08
 2/29/2012                     15,330.18                   14,695.00                    13,742.76
 3/31/2012                     15,310.67                   14,759.00                    13,745.45
 4/30/2012                     15,468.15                   14,858.00                    13,867.58
 5/31/2012                     15,262.06                   14,648.00                    13,641.93
 6/30/2012                     15,584.20                   14,888.00                    13,898.22
 7/31/2012                     15,880.66                   15,181.00                    14,152.54
 8/31/2012                     16,066.55                   15,452.00                    14,331.62
 9/30/2012                     16,290.10                   15,691.00                    14,530.02
10/31/2012                     16,433.54                   15,925.00                    14,655.40
11/30/2012                     16,564.99                   15,977.00                    14,772.69
12/31/2012                     16,825.85                   16,257.00                    15,006.20
 1/31/2013                     17,051.45                   16,569.00                    15,224.03
 2/28/2013                     17,138.06                   16,711.00                    15,304.29
 3/31/2013                     17,312.66                   16,922.00                    15,464.07
 4/30/2013                     17,625.55                   17,212.00                    15,754.95
 5/31/2013                     17,523.54                   17,220.00                    15,665.98
 6/30/2013                     17,064.12                   16,780.00                    15,258.11
 7/31/2013                     17,387.29                   17,063.00                    15,557.76
 8/31/2013                     17,281.85                   16,937.00                    15,447.29
 9/30/2013                     17,453.36                   17,078.00                    15,611.62
10/31/2013                     17,889.49                   17,443.00                    15,988.93
11/30/2013                     17,979.87                   17,523.00                    16,055.39
12/31/2013                     18,077.44                   17,634.00                    16,151.88
 1/31/2014                     18,204.10                   17,830.00                    16,253.06
 2/28/2014                     18,571.43                   18,139.00                    16,572.84
 3/31/2014                     18,615.59                   18,247.00                    16,620.90
 4/30/2014                     18,733.35                   18,401.00                    16,704.31
 5/31/2014                     18,904.86                   18,602.00                    16,859.99
 6/30/2014                     19,063.37                   18,795.00                    17,003.77
 7/31/2014                     18,810.04                   18,658.00                    16,784.12
 8/31/2014                     19,108.90                   18,841.00                    17,007.52
 9/30/2014                     18,708.36                   18,570.00                    16,679.93
10/31/2014                     18,930.20                   18,659.00                    16,864.11
11/30/2014                     18,793.26                   18,586.00                    16,764.05
12/31/2014                     18,521.79                   18,256.00                    16,513.13
 1/31/2015                     18,643.66                   18,302.00                    16,602.97
 2/28/2015                     19,092.81                   18,601.00                    16,988.57
 3/31/2015                     18,988.39                   18,491.00                    16,920.84
 4/30/2015                     19,218.10                   18,689.00                    17,118.89
 5/31/2015                     19,276.30                   18,699.00                    17,191.10
 6/30/2015                     18,989.76                   18,402.00                    16,937.84
 7/31/2015                     18,879.53                   18,206.00                    16,879.57
 8/31/2015                     18,548.83                   17,818.00                    16,581.51
 9/30/2015                     18,072.30                   17,422.00                    16,135.81
10/31/2015                     18,567.66                   17,733.00                    16,518.57
11/30/2015                     18,157.89                   17,299.00                    16,144.25
12/31/2015                     17,700.52                   16,693.00                    15,709.92
 1/31/2016                     17,416.04                   16,339.00                    15,439.78
 2/29/2016                     17,515.66                   16,476.00                    15,458.68
 3/31/2016                     18,294.14                   17,139.00                    16,045.30
 4/30/2016                     19,010.30                   17,815.00                    16,556.07
 5/31/2016                     19,127.73                   17,966.00                    16,660.37
 6/30/2016                     19,304.03                   18,250.00                    16,779.40
 7/31/2016                     19,825.75                   18,743.00                    17,189.60
 8/31/2016                     20,240.66                   19,174.00                    17,550.44
 9/30/2016                     20,375.54                   19,344.00                    17,660.47
10/31/2016                     20,454.28                   19,413.00                    17,706.33
11/30/2016                     20,357.06                   19,316.00                    17,671.49
12/31/2016                     20,732.60                   19,683.00                    17,994.24
 1/31/2017                     21,033.51                   19,966.00                    18,266.36
 2/28/2017                     21,339.56                   20,281.00                    18,527.09
 3/31/2017                     21,291.98                   20,242.00                    18,492.18
 4/30/2017                     21,537.43                   20,359.00                    18,691.15
 5/31/2017                     21,724.35                   20,574.00                    18,851.53
 6/30/2017                     21,753.79                   20,557.00                    18,842.80
 7/31/2017                     21,995.14                   20,791.00                    19,077.32
 8/31/2017                     21,986.24                   20,739.00                    19,072.29
 9/30/2017                     22,183.42                   20,893.00                    19,232.14
10/31/2017                     22,277.57                   20,966.00                    19,316.42
11/30/2017                     22,221.08                   20,917.00                    19,278.83
12/31/2017                     22,288.18                   21,095.00                    19,349.78
 1/31/2018                     22,421.69                   21,272.00                    19,503.83
 2/28/2018                     22,231.35                   21,093.00                    19,305.49
 3/31/2018                     22,097.16                   20,965.00                    19,186.07
 4/30/2018                     22,240.59                   21,066.00                    19,287.08
 5/31/2018                     22,234.77                   21,066.00                    19,279.32
 6/30/2018                     22,323.78                   21,137.00                    19,321.80
 7/31/2018                     22,567.53                   21,343.00                    19,532.93

                                   [END CHART]

                  Data from 7/31/08 through 7/31/18.

                  See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper High Yield Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA High Income Fund Shares to the following benchmarks:

o The unmanaged Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index is an index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%.

o The unmanaged Lipper High Yield Bond Funds Index tracks the total return performance of the funds within the Lipper High Yield Funds category.

================================================================================

8  | USAA HIGH INCOME FUND

================================================================================

USAA HIGH INCOME FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES)
(Ticker Symbol: UIHIX)

--------------------------------------------------------------------------------
                                               7/31/18              7/31/17
--------------------------------------------------------------------------------
Net Assets                                 $966.1 Million       $970.8 Million
Net Asset Value Per Share                       $8.00                $8.26

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
    1 YEAR                   5 YEARS                   SINCE INCEPTION 8/01/08
    2.74%                     4.68%                              8.06%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 7/31/18              EXPENSE RATIO AS OF 7/31/17**
--------------------------------------------------------------------------------
                5.53%                                        0.77%

               (includes acquired fund fees and expenses of 0.02%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                           BLOOMBERG BARCLAYS
                            U.S. HIGH YIELD            USAA HIGH INCOME               LIPPER HIGH
                           2% ISSUER CAPPED           FUND INSTITUTIONAL              YIELD BOND
                              BOND INDEX                    SHARES                    FUNDS INDEX
 7/31/2008                    $10,000.00                  $10,000.00                   $10,000.00
 8/31/2008                     10,030.47                   10,026.00                    10,013.91
 9/30/2008                      9,260.55                    9,335.00                     9,266.29
10/31/2008                      7,770.36                    8,103.00                     7,772.69
11/30/2008                      7,088.77                    7,445.00                     7,107.07
12/31/2008                      7,587.89                    7,543.00                     7,357.71
 1/31/2009                      8,093.18                    7,824.00                     7,678.75
 2/28/2009                      7,873.75                    7,609.00                     7,501.09
 3/31/2009                      8,089.76                    7,677.00                     7,612.19
 4/30/2009                      9,043.85                    8,358.00                     8,350.92
 5/31/2009                      9,650.47                    9,097.00                     8,836.46
 6/30/2009                      9,934.27                    9,497.00                     9,133.83
 7/31/2009                     10,530.28                   10,066.00                     9,712.59
 8/31/2009                     10,732.60                   10,346.00                     9,875.29
 9/30/2009                     11,345.38                   10,968.00                    10,391.60
10/31/2009                     11,551.13                   11,224.00                    10,544.91
11/30/2009                     11,664.44                   11,373.00                    10,679.29
12/31/2009                     12,046.83                   11,671.00                    10,999.13
 1/31/2010                     12,204.31                   11,940.00                    11,138.53
 2/28/2010                     12,220.05                   11,994.00                    11,155.32
 3/31/2010                     12,590.46                   12,403.00                    11,509.86
 4/30/2010                     12,890.69                   12,729.00                    11,760.10
 5/31/2010                     12,429.22                   12,219.00                    11,324.77
 6/30/2010                     12,582.59                   12,328.00                    11,414.61
 7/31/2010                     13,024.89                   12,733.00                    11,822.45
 8/31/2010                     13,029.00                   12,772.00                    11,815.36
 9/30/2010                     13,414.47                   13,144.00                    12,175.14
10/31/2010                     13,757.49                   13,513.00                    12,513.55
11/30/2010                     13,600.36                   13,436.00                    12,387.57
12/31/2010                     13,846.15                   13,709.00                    12,639.18
 1/31/2011                     14,152.20                   13,976.00                    12,903.10
 2/28/2011                     14,338.43                   14,254.00                    13,111.00
 3/31/2011                     14,385.33                   14,339.00                    13,137.96
 4/30/2011                     14,607.51                   14,587.00                    13,344.06
 5/31/2011                     14,679.06                   14,665.00                    13,373.53
 6/30/2011                     14,536.30                   14,464.00                    13,225.15
 7/31/2011                     14,704.05                   14,589.00                    13,334.98
 8/31/2011                     14,113.18                   13,927.00                    12,735.61
 9/30/2011                     13,648.97                   13,446.00                    12,285.56
10/31/2011                     14,468.18                   14,022.00                    13,001.78
11/30/2011                     14,155.97                   13,766.00                    12,708.93
12/31/2011                     14,533.22                   14,071.00                    12,999.37
 1/31/2012                     14,974.15                   14,489.00                    13,432.08
 2/29/2012                     15,330.18                   14,845.00                    13,742.76
 3/31/2012                     15,310.67                   14,912.00                    13,745.45
 4/30/2012                     15,468.15                   15,015.00                    13,867.58
 5/31/2012                     15,262.06                   14,805.00                    13,641.93
 6/30/2012                     15,584.20                   15,050.00                    13,898.22
 7/31/2012                     15,880.66                   15,349.00                    14,152.54
 8/31/2012                     16,066.55                   15,606.00                    14,331.62
 9/30/2012                     16,290.10                   15,869.00                    14,530.02
10/31/2012                     16,433.54                   16,094.00                    14,655.40
11/30/2012                     16,564.99                   16,169.00                    14,772.69
12/31/2012                     16,825.85                   16,456.00                    15,006.20
 1/31/2013                     17,051.45                   16,775.00                    15,224.03
 2/28/2013                     17,138.06                   16,920.00                    15,304.29
 3/31/2013                     17,312.66                   17,117.00                    15,464.07
 4/30/2013                     17,625.55                   17,432.00                    15,754.95
 5/31/2013                     17,523.54                   17,443.00                    15,665.98
 6/30/2013                     17,064.12                   16,998.00                    15,258.11
 7/31/2013                     17,387.29                   17,268.00                    15,557.76
 8/31/2013                     17,281.85                   17,162.00                    15,447.29
 9/30/2013                     17,453.36                   17,286.00                    15,611.62
10/31/2013                     17,889.49                   17,679.00                    15,988.93
11/30/2013                     17,979.87                   17,762.00                    16,055.39
12/31/2013                     18,077.44                   17,876.00                    16,151.88
 1/31/2014                     18,204.10                   18,057.00                    16,253.06
 2/28/2014                     18,571.43                   18,392.00                    16,572.84
 3/31/2014                     18,615.59                   18,482.00                    16,620.90
 4/30/2014                     18,733.35                   18,640.00                    16,704.31
 5/31/2014                     18,904.86                   18,866.00                    16,859.99
 6/30/2014                     19,063.37                   19,042.00                    17,003.77
 7/31/2014                     18,810.04                   18,927.00                    16,784.12
 8/31/2014                     19,108.90                   19,113.00                    17,007.52
 9/30/2014                     18,708.36                   18,819.00                    16,679.93
10/31/2014                     18,930.20                   18,911.00                    16,864.11
11/30/2014                     18,793.26                   18,838.00                    16,764.05
12/31/2014                     18,521.79                   18,527.00                    16,513.13
 1/31/2015                     18,643.66                   18,553.00                    16,602.97
 2/28/2015                     19,092.81                   18,858.00                    16,988.57
 3/31/2015                     18,988.39                   18,747.00                    16,920.84
 4/30/2015                     19,218.10                   18,951.00                    17,118.89
 5/31/2015                     19,276.30                   18,962.00                    17,191.10
 6/30/2015                     18,989.76                   18,662.00                    16,937.84
 7/31/2015                     18,879.53                   18,487.00                    16,879.57
 8/31/2015                     18,548.83                   18,094.00                    16,581.51
 9/30/2015                     18,072.30                   17,671.00                    16,135.81
10/31/2015                     18,567.66                   17,989.00                    16,518.57
11/30/2015                     18,157.89                   17,575.00                    16,144.25
12/31/2015                     17,700.52                   16,958.00                    15,709.92
 1/31/2016                     17,416.04                   16,578.00                    15,439.78
 2/29/2016                     17,515.66                   16,719.00                    15,458.68
 3/31/2016                     18,294.14                   17,394.00                    16,045.30
 4/30/2016                     19,010.30                   18,084.00                    16,556.07
 5/31/2016                     19,127.73                   18,263.00                    16,660.37
 6/30/2016                     19,304.03                   18,527.00                    16,779.40
 7/31/2016                     19,825.75                   19,053.00                    17,189.60
 8/31/2016                     20,240.66                   19,469.00                    17,550.44
 9/30/2016                     20,375.54                   19,643.00                    17,660.47
10/31/2016                     20,454.28                   19,714.00                    17,706.33
11/30/2016                     20,357.06                   19,642.00                    17,671.49
12/31/2016                     20,732.60                   19,993.00                    17,994.24
 1/31/2017                     21,033.51                   20,281.00                    18,266.36
 2/28/2017                     21,339.56                   20,629.00                    18,527.09
 3/31/2017                     21,291.98                   20,566.00                    18,492.18
 4/30/2017                     21,537.43                   20,685.00                    18,691.15
 5/31/2017                     21,724.35                   20,905.00                    18,851.53
 6/30/2017                     21,753.79                   20,915.00                    18,842.80
 7/31/2017                     21,995.14                   21,129.00                    19,077.32
 8/31/2017                     21,986.24                   21,078.00                    19,072.29
 9/30/2017                     22,183.42                   21,236.00                    19,232.14
10/31/2017                     22,277.57                   21,310.00                    19,316.42
11/30/2017                     22,221.08                   21,262.00                    19,278.83
12/31/2017                     22,288.18                   21,444.00                    19,349.78
 1/31/2018                     22,421.69                   21,641.00                    19,503.83
 2/28/2018                     22,231.35                   21,443.00                    19,305.49
 3/31/2018                     22,097.16                   21,314.00                    19,186.07
 4/30/2018                     22,240.59                   21,419.00                    19,287.08
 5/31/2018                     22,234.77                   21,421.00                    19,279.32
 6/30/2018                     22,323.78                   21,496.00                    19,321.80
 7/31/2018                     22,567.53                   21,707.00                    19,532.93

                                   [END CHART]

                       Data from 7/31/08 through 7/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA High Income Fund Institutional Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index and the Lipper High Yield Bond Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper High Yield Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

10  | USAA HIGH INCOME FUND

================================================================================

USAA HIGH INCOME FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UHYOX)

--------------------------------------------------------------------------------
                                               7/31/18              7/31/17
--------------------------------------------------------------------------------
Net Assets                                  $10.0 Million        $10.1 Million
Net Asset Value Per Share                       $8.03                $8.28

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
    1 YEAR                   5 YEARS                   SINCE INCEPTION 8/01/10
    2.55%                     4.34%                             6.50%

--------------------------------------------------------------------------------
                             30-DAY SEC YIELDS* AS OF 7/31/18
--------------------------------------------------------------------------------
   UNSUBSIDIZED           5.14%                    SUBSIDIZED            5.31%

--------------------------------------------------------------------------------
                             EXPENSE RATIOS AS OF 7/31/17**
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT         1.17%         AFTER REIMBURSEMENT        1.02%

              (includes acquired fund fees and expenses of 0.02%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through November 30, 2018, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.00% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2018. If the total annual operating expense ratio of the Adviser Shares is lower than 1.00%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective December 1, 2017, the Manager's expense limitation changed from 1.05% to 1.00% of the Adviser Shares' average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                            BLOOMBERG BARCLAYS
                             U.S. HIGH YIELD            USAA HIGH INCOME               LIPPER HIGH
                            2% ISSUER CAPPED              FUND ADVISER                 YIELD BOND
                               BOND INDEX                   SHARES                     FUNDS INDEX
 7/31/2010                    $10,000.00                  $10,000.00                   $10,000.00
 8/31/2010                     10,003.15                   10,031.00                     9,994.01
 9/30/2010                     10,299.10                   10,317.00                    10,298.32
10/31/2010                     10,562.46                   10,589.00                    10,584.57
11/30/2010                     10,441.82                   10,524.00                    10,478.01
12/31/2010                     10,630.54                   10,732.00                    10,690.83
 1/31/2011                     10,865.51                   10,937.00                    10,914.07
 2/28/2011                     11,008.49                   11,151.00                    11,089.92
 3/31/2011                     11,044.50                   11,212.00                    11,112.73
 4/30/2011                     11,215.08                   11,402.00                    11,287.05
 5/31/2011                     11,270.01                   11,459.00                    11,311.98
 6/30/2011                     11,160.41                   11,296.00                    11,186.48
 7/31/2011                     11,289.19                   11,390.00                    11,279.38
 8/31/2011                     10,835.55                   10,868.00                    10,772.40
 9/30/2011                     10,479.14                   10,489.00                    10,391.73
10/31/2011                     11,108.10                   10,935.00                    10,997.54
11/30/2011                     10,868.40                   10,744.00                    10,749.83
12/31/2011                     11,158.04                   10,978.00                    10,995.50
 1/31/2012                     11,496.57                   11,300.00                    11,361.51
 2/29/2012                     11,769.92                   11,574.00                    11,624.29
 3/31/2012                     11,754.93                   11,622.00                    11,626.57
 4/30/2012                     11,875.84                   11,698.00                    11,729.87
 5/31/2012                     11,717.61                   11,531.00                    11,539.01
 6/30/2012                     11,964.94                   11,704.00                    11,755.79
 7/31/2012                     12,192.55                   11,932.00                    11,970.91
 8/31/2012                     12,335.27                   12,142.00                    12,122.38
 9/30/2012                     12,506.90                   12,342.00                    12,290.20
10/31/2012                     12,617.03                   12,511.00                    12,396.25
11/30/2012                     12,717.95                   12,550.00                    12,495.46
12/31/2012                     12,918.23                   12,767.00                    12,692.97
 1/31/2013                     13,091.44                   13,025.00                    12,877.23
 2/28/2013                     13,157.94                   13,119.00                    12,945.12
 3/31/2013                     13,291.98                   13,281.00                    13,080.26
 4/30/2013                     13,532.21                   13,506.00                    13,326.31
 5/31/2013                     13,453.89                   13,524.00                    13,251.04
 6/30/2013                     13,101.16                   13,161.00                    12,906.05
 7/31/2013                     13,349.28                   13,380.00                    13,159.51
 8/31/2013                     13,268.33                   13,293.00                    13,066.07
 9/30/2013                     13,400.01                   13,386.00                    13,205.07
10/31/2013                     13,734.85                   13,684.00                    13,524.21
11/30/2013                     13,804.24                   13,744.00                    13,580.43
12/31/2013                     13,879.15                   13,826.00                    13,662.04
 1/31/2014                     13,976.40                   13,961.00                    13,747.62
 2/28/2014                     14,258.42                   14,217.00                    14,018.12
 3/31/2014                     14,292.32                   14,283.00                    14,058.77
 4/30/2014                     14,382.74                   14,417.00                    14,129.32
 5/31/2014                     14,514.42                   14,571.00                    14,261.00
 6/30/2014                     14,636.11                   14,717.00                    14,382.61
 7/31/2014                     14,441.61                   14,605.00                    14,196.82
 8/31/2014                     14,671.06                   14,744.00                    14,385.78
 9/30/2014                     14,363.55                   14,529.00                    14,108.70
10/31/2014                     14,533.87                   14,596.00                    14,264.48
11/30/2014                     14,428.73                   14,535.00                    14,179.85
12/31/2014                     14,220.31                   14,290.00                    13,967.61
 1/31/2015                     14,313.87                   14,307.00                    14,043.60
 2/28/2015                     14,658.71                   14,538.00                    14,369.76
 3/31/2015                     14,578.55                   14,449.00                    14,312.47
 4/30/2015                     14,754.91                   14,601.00                    14,479.99
 5/31/2015                     14,799.59                   14,606.00                    14,541.07
 6/30/2015                     14,579.60                   14,371.00                    14,326.85
 7/31/2015                     14,494.97                   14,232.00                    14,277.56
 8/31/2015                     14,241.07                   13,925.00                    14,025.45
 9/30/2015                     13,875.21                   13,613.00                    13,648.46
10/31/2015                     14,255.53                   13,835.00                    13,972.21
11/30/2015                     13,940.92                   13,511.00                    13,655.59
12/31/2015                     13,589.77                   13,034.00                    13,288.21
 1/31/2016                     13,371.36                   12,737.00                    13,059.72
 2/29/2016                     13,447.84                   12,841.00                    13,075.71
 3/31/2016                     14,045.52                   13,353.00                    13,571.89
 4/30/2016                     14,595.37                   13,893.00                    14,003.93
 5/31/2016                     14,685.52                   14,007.00                    14,092.15
 6/30/2016                     14,820.88                   14,205.00                    14,192.83
 7/31/2016                     15,221.44                   14,602.00                    14,539.80
 8/31/2016                     15,539.99                   14,932.00                    14,845.01
 9/30/2016                     15,643.55                   15,060.00                    14,938.08
10/31/2016                     15,704.00                   15,110.00                    14,976.87
11/30/2016                     15,629.35                   15,031.00                    14,947.41
12/31/2016                     15,917.68                   15,313.00                    15,220.40
 1/31/2017                     16,148.71                   15,531.00                    15,450.58
 2/28/2017                     16,383.68                   15,773.00                    15,671.12
 3/31/2017                     16,347.15                   15,740.00                    15,641.59
 4/30/2017                     16,535.60                   15,827.00                    15,809.88
 5/31/2017                     16,679.11                   15,990.00                    15,945.54
 6/30/2017                     16,701.71                   15,974.00                    15,938.16
 7/31/2017                     16,887.01                   16,134.00                    16,136.53
 8/31/2017                     16,880.17                   16,109.00                    16,132.27
 9/30/2017                     17,031.57                   16,206.00                    16,267.48
10/31/2017                     17,103.85                   16,278.00                    16,338.77
11/30/2017                     17,060.48                   16,236.00                    16,306.97
12/31/2017                     17,111.99                   16,370.00                    16,366.98
 1/31/2018                     17,214.50                   16,505.00                    16,497.29
 2/28/2018                     17,068.36                   16,364.00                    16,329.52
 3/31/2018                     16,965.33                   16,262.00                    16,228.51
 4/30/2018                     17,075.46                   16,318.00                    16,313.95
 5/31/2018                     17,070.99                   16,335.00                    16,307.39
 6/30/2018                     17,139.33                   16,389.00                    16,343.32
 7/31/2018                     17,326.46                   16,545.00                    16,521.90

                                   [END CHART]

                       Data from 7/31/10 through 7/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA High Income Fund Adviser Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index and the Lipper High Yield Bond Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper High Yield Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

12  | USAA HIGH INCOME FUND

================================================================================

USAA HIGH INCOME FUND R6 SHARES* (R6 SHARES)
(Ticker Symbol: URHIX)

--------------------------------------------------------------------------------
                                              7/31/18                7/31/17
--------------------------------------------------------------------------------
Net Assets                                 $5.1 Million           $5.2 Million
Net Asset Value Per Share                      $8.01                  $8.26

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
    1 YEAR                                             SINCE INCEPTION 12/01/16
    2.94%                                                        6.37%

--------------------------------------------------------------------------------
                        30-DAY SEC YIELDS** AS OF 7/31/18
--------------------------------------------------------------------------------
    UNSUBSIDIZED         5.03%                      SUBSIDIZED           5.67%

--------------------------------------------------------------------------------
                                EXPENSE RATIOS***
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT        1.28%          AFTER REIMBURSEMENT       0.67%

               (includes acquired fund fees and expenses of 0.02%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The R6 Shares commenced operations on December 1, 2016.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through November 30, 2018, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the R6 Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.65% of the R6 Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2018. If the total annual operating expense ratio of the R6 Shares is lower than 0.65%, the R6 Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                           BLOOMBERG BARCLAYS
                            U.S. HIGH YIELD                                            LIPPER HIGH
                           2% ISSUER CAPPED            USAA HIGH INCOME                 YIELD BOND
                              BOND INDEX                FUND R6 SHARES                 FUNDS INDEX
 12/1/2016                    $10,000.00                  $10,000.00                   $10,000.00
12/31/2016                     10,184.48                   10,192.00                    10,182.64
 1/31/2017                     10,332.30                   10,340.00                    10,336.63
 2/28/2017                     10,482.64                   10,504.00                    10,484.17
 3/31/2017                     10,459.26                   10,486.00                    10,464.41
 4/30/2017                     10,579.84                   10,550.00                    10,577.00
 5/31/2017                     10,671.66                   10,662.00                    10,667.76
 6/30/2017                     10,686.12                   10,654.00                    10,662.82
 7/31/2017                     10,804.68                   10,764.00                    10,795.53
 8/31/2017                     10,800.30                   10,752.00                    10,792.69
 9/30/2017                     10,897.17                   10,820.00                    10,883.14
10/31/2017                     10,943.41                   10,873.00                    10,930.84
11/30/2017                     10,915.66                   10,849.00                    10,909.56
12/31/2017                     10,948.63                   10,929.00                    10,949.71
 1/31/2018                     11,014.21                   11,021.00                    11,036.89
 2/28/2018                     10,920.71                   10,930.00                    10,924.65
 3/31/2018                     10,854.79                   10,865.00                    10,857.07
 4/30/2018                     10,925.25                   10,919.00                    10,914.23
 5/31/2018                     10,922.39                   10,920.00                    10,909.84
 6/30/2018                     10,966.11                   10,959.00                    10,933.88
 7/31/2018                     11,085.85                   11,081.00                    11,053.36

                                   [END CHART]

                      Data from 11/30/16 through 7/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA High Income Fund R6 Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index and the Lipper High Yield Bond Funds Index is calculated from the end of the month, November 30, 2016, while the inception date of the R6 Shares is December 1, 2016. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper High Yield Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

14  | USAA HIGH INCOME FUND

================================================================================

                          o TOP 10 HOLDINGS - 7/31/18 o
                                (% of Net Assets)

SPDR Bloomberg Barclays High
   Yield Bond ETF ........................................................  3.1%
iShares iBoxx $ High Yield
   Corporate Bond ETF ....................................................  2.0%
NuStar Logistics, LP, 9.07% ..............................................  1.3%
Bausch Health Cos, Inc., 6.13%, 4/15/2025 ................................  1.1%
CSC Holdings, LLC, 10.88%, 10/15/2025 ....................................  1.1%
HCA, Inc., 5.88%, 2/15/2026 ..............................................  1.0%
Clear Channel Worldwide Holdings,
   Inc., 7.63%, 3/15/2020 ................................................  1.0%
Sprint Corp., 7.63%, 2/15/2025 ...........................................  1.0%
ArcelorMittal, 7.00%, 10/15/2039 .........................................  0.9%
Dairy Farmers of America, Inc.,
   cumulative redeemable, 7.88% ..........................................  0.9%

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                        o SECTOR ALLOCATION* - 7/31/18 o
                               (% of Net Assets)

                        [PIE CHART OF SECTOR ALLOCATION]

ENERGY                                                                     18.4%
CONSUMER DISCRETIONARY                                                     13.6%
MATERIALS                                                                  11.9%
FINANCIALS                                                                 10.3%
TELECOMMUNICATION SERVICES                                                  8.1%
INDUSTRIALS                                                                 7.9%
HEALTH CARE                                                                 6.9%
CONSUMER STAPLES                                                            3.8%
UTILITIES                                                                   3.5%
INFORMATION TECHNOLOGY                                                      2.6%
REAL ESTATE                                                                 1.4%
GOVERNMENT                                                                  0.5%
MUNICIPALS                                                                  0.4%

                                 [END PIE CHART]

*Does not include ETFs, futures, Money Market Instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

16  | USAA HIGH INCOME FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2018:

              DIVIDEND RECEIVED
             DEDUCTION (CORPORATE                           QUALIFIED INTEREST
               SHAREHOLDERS)(1)                                    INCOME
             -----------------------------------------------------------------
                    3.60%                                      $106,729,000
             -----------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

For the fiscal year ended July 31, 2018, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  17

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA HIGH INCOME FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA High Income Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
September 21, 2018

================================================================================

18  | USAA HIGH INCOME FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2018

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                         MARKET
AMOUNT                                                                          COUPON                             VALUE
(000)         SECURITY                                                           RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------------
              BONDS (81.5%)

              COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)

              FINANCIALS (0.1%)
              -----------------
$     3,740   CHL Mortgage Pass-Through Trust
                (1 mo. LIBOR + 0.96%)                                            3.02%(a)       2/25/2035     $    1,405
      1,232   Wells Fargo Mortgage Backed Securities Trust                       4.02(b)        4/25/2035          1,206
                                                                                                              ----------
              Total Financials                                                                                     2,611
                                                                                                              ----------
              Total Collateralized Mortgage Obligations (cost: $2,379)                                             2,611
                                                                                                              ----------
              COMMERCIAL MORTGAGE SECURITIES (0.7%)

              FINANCIALS (0.7%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (0.7%)
        239   Banc of America Commercial Mortgage Trust                          6.57(b)        2/10/2051            240
         23   Banc of America Merrill Lynch Commercial Mortgage, Inc.(c)         5.41(b)       12/10/2042             23
      1,500   Bear Stearns Commercial Mortgage Securities Trust(c)               5.66(b)        9/11/2041          1,511
      5,000   Bear Stearns Commercial Mortgage Securities Trust                  5.52(b)        1/12/2045          4,561
      2,997   Citigroup Commercial Mortgage Trust                                6.13(b)       12/10/2049          1,414
      5,627   Credit Suisse Commercial Mortgage Trust
                (1 mo. LIBOR + 0.19%)                                            2.26(a)        2/15/2040          5,581
        100   GMAC Commercial Mortgage Securities, Inc.                          4.97          12/10/2041            100
        788   Merrill Lynch Mortgage Trust                                       5.05(b)        8/12/2039            788
                                                                                                              ----------
                                                                                                                  14,218
                                                                                                              ----------
              INTEREST-ONLY COMMERCIAL MORTGAGE BACKED SECURITIES (0.0%)
        154   Credit Suisse First Boston Securities Corp.(d)                     1.96(b)        5/17/2040              -
                                                                                                              ----------
              Total Financials                                                                                    14,218
                                                                                                              ----------
              Total Commercial Mortgage Securities (cost: $16,313)                                                14,218
                                                                                                              ----------
              CONVERTIBLE SECURITIES (0.2%)

              ENERGY (0.2%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (0.2%)
      3,381   Comstock Resources, Inc.(e)                                        7.75          04/01/2019          3,470
                                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                         MARKET
AMOUNT                                                                          COUPON                             VALUE
(000)         SECURITY                                                           RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------------
              MATERIALS (0.0%)
              ----------------
              GOLD (0.0%)
$       675   Hycroft Mining Corp(d),(f),(g)                                    15.00%         10/22/2020     $       20
                                                                                                              ----------
              Total Convertible Securities (cost: $4,019)                                                          3,490
                                                                                                              ----------
              CORPORATE OBLIGATIONS (62.7%)

              CONSUMER DISCRETIONARY (12.1%)
              ------------------------------
              ADVERTISING (1.2%)
      5,000   Advantage Sales & Marketing, Inc.
                (1 mo. LIBOR + 6.50%)(h)                                         8.58           7/25/2022          4,400
      5,000   Checkout Holding Corp. (1 mo. LIBOR + 6.75%)(h)                    8.83           4/11/2022          1,352
     21,000   Clear Channel Worldwide Holdings, Inc.                             7.63           3/15/2020         21,000
                                                                                                              ----------
                                                                                                                  26,752
                                                                                                              ----------
              APPAREL RETAIL (0.7%)
     10,000   L Brands, Inc.                                                     6.95           3/01/2033          8,650
      2,500   L Brands, Inc.                                                     6.75           7/01/2036          2,125
      3,162   Men's Wearhouse, Inc.(i)                                           7.00           7/01/2022          3,265
                                                                                                              ----------
                                                                                                                  14,040
                                                                                                              ----------
              AUTO PARTS & EQUIPMENT (0.2%)
      4,733   Midas Intermediate Holdco II, LLC / Midas
                Intermediate Holdco II Finance, Inc.(c)                          7.88          10/01/2022          4,390
                                                                                                              ----------
              AUTOMOBILE MANUFACTURERS (0.2%)
      1,000   JB Poindexter & Co., Inc.(c)                                       7.13           4/15/2026          1,040
      3,000   Tesla, Inc.(c),(i)                                                 5.30           8/15/2025          2,666
                                                                                                              ----------
                                                                                                                   3,706
                                                                                                              ----------
              BROADCASTING (0.4%)
      2,240   iHeartCommunications, Inc.(h),(j)                                     -           1/30/2019          1,748
      4,310   iHeartCommunications, Inc.(h),(j)                                     -           7/30/2019          3,352
      5,000   Salem Media Group, Inc.(c)                                         6.75           6/01/2024          4,550
                                                                                                              ----------
                                                                                                                   9,650
                                                                                                              ----------
              CABLE & SATELLITE (2.9%)
      5,000   Cablevision Systems Corp.                                          8.00           4/15/2020          5,258
      5,000   CCO Holdings, LLC / CCO Holdings Capital Corp.                     5.75           1/15/2024          5,063
      5,000   CCO Holdings, LLC / CCO Holdings Capital Corp.(c)                  5.75           2/15/2026          4,981
      5,500   CCO Holdings, LLC / CCO Holdings Capital Corp.(c)                  5.50           5/01/2026          5,418
      5,000   CCO Holdings, LLC / CCO Holdings Capital Corp.(c)                  5.13           5/01/2027          4,786
      1,000   CCO Holdings, LLC / CCO Holdings Capital Corp.(c)                  5.00           2/01/2028            944
      3,000   Cequel Communications Holdings I, LLC / Cequel
                Capital Corp.(c)                                                 7.50           4/01/2028          3,107
      5,000   CSC Holdings, LLC(c)                                              10.13           1/15/2023          5,512

================================================================================

20  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                         MARKET
AMOUNT                                                                          COUPON                             VALUE
(000)         SECURITY                                                           RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------------
$    21,018   CSC Holdings, LLC(c)                                              10.88%         10/15/2025     $   24,433
      1,000   CSC Holdings, LLC(c)                                               5.38           2/01/2028            945
      3,000   Radiate Holdco, LLC / Radiate Finance, Inc.(c)                     6.88           2/15/2023          2,918
                                                                                                              ----------
                                                                                                                  63,365
                                                                                                              ----------
              CASINOS & GAMING (1.2%)
      3,000   Boyd Gaming Corp.(c),(k)                                           6.00           8/15/2026          3,030
      3,000   Churchill Downs, Inc.(c)                                           4.75           1/15/2028          2,827
      1,500   Downstream Development Authority of the Quapaw Tribe(c)           10.50           2/15/2023          1,507
      2,000   Eldorado Resorts, Inc.                                             7.00           8/01/2023          2,107
      2,500   Eldorado Resorts, Inc.                                             6.00           4/01/2025          2,538
      1,736   Inn of the Mountain Gods Resort & Casino(e),(i)                    9.25          11/30/2020          1,652
      3,000   Scientific Games International, Inc.                              10.00          12/01/2022          3,214
      4,000   Scientific Games International, Inc.(c)                            5.00          10/15/2025          3,860
      6,000   Wynn Las Vegas, LLC / Wynn Las Vegas Capital Corp.(c)              5.25           5/15/2027          5,648
                                                                                                              ----------
                                                                                                                  26,383
                                                                                                              ----------
              DEPARTMENT STORES (0.8%)
      3,885   J.C. Penney Co., Inc. (3 mo. LIBOR + 4.25%)(h)                     6.57           6/23/2023          3,764
      5,000   J.C. Penney Corp., Inc.(i)                                         5.65           6/01/2020          4,919
      1,500   J.C. Penney Corp., Inc.(c),(i)                                     8.63           3/15/2025          1,268
      8,791   Neiman Marcus Group Ltd., LLC (1 mo. LIBOR + 3.25%)(h)             5.34          10/25/2020          7,787
                                                                                                              ----------
                                                                                                                  17,738
                                                                                                              ----------
              HOME FURNISHINGS (0.3%)
      8,848   Serta Simmons Bedding, LLC
                (1 mo. LIBOR + 8.00%)(h)                                        10.10          11/08/2024          6,098
                                                                                                              ----------
              HOMEBUILDING (1.0%)
      4,000   Ashton Woods USA, LLC / Ashton Woods
               Finance Co.(c)                                                    6.75           8/01/2025          3,765
      3,000   AV Homes, Inc.                                                     6.63           5/15/2022          3,094
      3,000   Beazer Homes USA, Inc.                                             5.88          10/15/2027          2,648
      1,000   LGI Homes, Inc.(c),(l)                                             6.88           7/15/2026          1,003
      3,000   M/I Homes, Inc.                                                    6.75           1/15/2021          3,082
      3,000   M/I Homes, Inc.                                                    5.63           8/01/2025          2,828
      5,000   Weekley Homes, LLC / Weekley Finance Corp.(c)                      6.63           8/15/2025          4,775
                                                                                                              ----------
                                                                                                                  21,195
                                                                                                              ----------
              HOTELS, RESORTS & CRUISE LINES (0.1%)
      3,000   Hilton Worldwide Finance, LLC / Hilton
                Worldwide Finance Corp.                                          4.88           4/01/2027          2,925
                                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                         MARKET
AMOUNT                                                                          COUPON                             VALUE
(000)         SECURITY                                                           RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------------
              INTERNET & DIRECT MARKETING RETAIL (0.2%)
$     5,000   Netflix, Inc.(c)                                                   4.88%          4/15/2028     $    4,737
                                                                                                              ----------
              LEISURE FACILITIES (0.4%)
     10,000   Constellation Merger Sub, Inc.(c)                                  8.50           9/15/2025          9,500
                                                                                                              ----------
              LEISURE PRODUCTS (0.1%)
      3,000   Mattel, Inc.(c)                                                    6.75          12/31/2025          2,914
                                                                                                              ----------
              MOVIES & ENTERTAINMENT (0.5%)
      3,000   AMC Entertainment Holdings, Inc.(i)                                5.88          11/15/2026          2,933
      3,000   AMC Entertainment Holdings, Inc.(i)                                6.13           5/15/2027          2,925
      5,000   National CineMedia, LLC                                            5.75           8/15/2026          4,662
                                                                                                              ----------
                                                                                                                  10,520
                                                                                                              ----------
              PUBLISHING (0.1%)
      2,921   Cengage Learning Acquisitions, Inc.
                (1 mo. LIBOR + 4.25%)(h)                                         6.33           6/07/2023          2,772
                                                                                                              ----------
              RESTAURANTS (0.5%)
      5,000   CEC Entertainment, Inc.(i)                                         8.00           2/15/2022          4,450
      1,500   Golden Nugget, Inc.(c)                                             6.75          10/15/2024          1,500
      1,500   Golden Nugget, Inc.(c)                                             8.75          10/01/2025          1,560
      3,000   NPC International, Inc. (1 mo. LIBOR + 7.50%)(h)                   9.58           4/18/2025          3,040
                                                                                                              ----------
                                                                                                                  10,550
                                                                                                              ----------
              SPECIALTY STORES (1.3%)
      7,883   Academy Ltd. (1 mo. LIBOR + 4.00%)(h)                              6.09           7/01/2022          6,538
      1,000   Party City Holdings, Inc.(c),(m)                                   6.63           8/01/2026          1,005
      1,969   Petsmart, Inc. (1 mo. LIBOR + 3.00%)(h)                            5.10           3/11/2022          1,642
      5,000   PetSmart, Inc.(c)                                                  7.13           3/15/2023          3,400
      2,000   PetSmart, Inc.(c)                                                  5.88           6/01/2025          1,580
      5,970   Staples, Inc. (3 mo. LIBOR + 4.00%)(h)                             6.36           9/12/2024          5,926
      5,000   Staples, Inc.(c)                                                   8.50           9/15/2025          4,712
      3,165   Toys R Us Property Co. I, LLC(h),(j)                                  -           8/21/2019          2,743
                                                                                                              ----------
                                                                                                                  27,546
                                                                                                              ----------
              Total Consumer Discretionary                                                                       264,781
                                                                                                              ----------
              CONSUMER STAPLES (1.3%)
              -----------------------
              FOOD RETAIL (0.9%)
      8,000   Albertson's Cos., LLC / Safeway, Inc. / New
                Albertson's, Inc. / Albertson's, LLC                             6.63           6/15/2024          7,700
     12,000   Albertson's Cos., LLC / Safeway, Inc. / New
                Albertson's, Inc. / Albertson's, LLC                             5.75           3/15/2025         10,860
        217   Aramark Services, Inc.(c)                                          5.00           2/01/2028            210
                                                                                                              ----------
                                                                                                                  18,770
                                                                                                              ----------

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22  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                         MARKET
AMOUNT                                                                          COUPON                             VALUE
(000)         SECURITY                                                           RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------------
              PACKAGED FOODS & MEATS (0.4%)
$     3,000   Pilgrim's Pride Corp.(c)                                           5.88%          9/30/2027     $    2,805
      3,000   Post Holdings, Inc.(c)                                             8.00           7/15/2025          3,326
      3,000   Post Holdings, Inc.(c)                                             5.75           3/01/2027          2,925
                                                                                                              ----------
                                                                                                                   9,056
                                                                                                              ----------
              Total Consumer Staples                                                                              27,826
                                                                                                              ----------
              ENERGY (13.6%)
              --------------
              COAL & CONSUMABLE FUELS (0.6%)
      5,000   Alliance Resource Operating Partners, LP /
                Alliance Resource Finance Corp.(c)                               7.50           5/01/2025          5,300
      5,000   CONSOL Energy, Inc.(c)                                            11.00          11/15/2025          5,537
      5,000   Pay O Matic Corp.(f),(g)                                           6.00          11/15/2018              -
      2,000   Peabody Energy Corp.(c),(i)                                        6.38           3/31/2025          2,138
                                                                                                              ----------
                                                                                                                  12,975
                                                                                                              ----------
              OIL & GAS DRILLING (2.0%)
      7,000   Diamond Offshore Drilling, Inc.(i)                                 7.88           8/15/2025          7,315
      3,000   Ensco plc                                                          5.20           3/15/2025          2,558
      3,000   Ensco plc                                                          7.75           2/01/2026          2,906
      3,000   Nabors Industries, Inc.                                            5.50           1/15/2023          2,906
      3,000   Nabors Industries, Inc.(c)                                         5.75           2/01/2025          2,850
      5,000   Rowan Companies, Inc.                                              7.38           6/15/2025          4,844
      2,250   Transocean, Inc.(i)                                                8.38          12/15/2021          2,419
      7,000   Transocean, Inc.(c)                                                9.00           7/15/2023          7,569
      5,000   Transocean, Inc.(c)                                                7.50           1/15/2026          5,125
      5,750   Transocean, Inc.(i)                                                7.50           4/15/2031          5,419
                                                                                                              ----------
                                                                                                                  43,911
                                                                                                              ----------
              OIL & GAS EQUIPMENT & SERVICES (1.4%)
      3,000   Archrock Partners, LP / Archrock Partners
                Finance Corp.                                                    6.00           4/01/2021          2,985
      4,000   Brand Industrial Services, Inc.(c)                                 8.50           7/15/2025          4,095
      5,000   CSI Compressco, LP / CSI Compressco Finance, Inc.                  7.25           8/15/2022          4,581
      6,000   McDermott Escrow 1, Inc. / McDermott
                Escrow 2, Inc.(c)                                               10.63           5/01/2024          6,247
      7,000   Weatherford International, LLC(c)                                  9.88           3/01/2025          7,131
      5,880   Weatherford International, Ltd.                                    5.13           9/15/2020          5,954
                                                                                                              ----------
                                                                                                                  30,993
                                                                                                              ----------
              OIL & GAS EXPLORATION & PRODUCTION (3.6%)
      5,162   California Resources Corp.(c),(i)                                  8.00          12/15/2022          4,646
      2,000   California Resources Corp. (1 mo. LIBOR + 4.75%)(h)                6.83          12/31/2022          2,038
      1,297   California Resources Corp.                                         6.00          11/15/2024          1,057
      3,000   Carrizo Oil & Gas, Inc.                                            8.25           7/15/2025          3,255

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                         MARKET
AMOUNT                                                                          COUPON                             VALUE
(000)         SECURITY                                                           RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------------
$     3,000   Chesapeake Energy Corp. (1 mo. LIBOR + 7.50%)(h)                   9.58%          8/23/2021     $    3,144
        868   Chesapeake Energy Corp.(c)                                         8.00          12/15/2022            919
      6,000   Chesapeake Energy Corp.(i)                                         8.00           6/15/2027          6,150
      2,000   Comstock Resources, Inc.(e)                                       10.00           3/15/2020          2,108
      4,000   Devon Energy Corp.                                                 5.85          12/15/2025          4,423
      3,619   EP Energy, LLC / Everest Acquisition Finance, Inc.                 7.75           9/01/2022          2,823
      6,000   HighPoint Operating Corp.(i)                                       7.00          10/15/2022          6,052
      4,000   Murphy Oil Corp.                                                   6.88           8/15/2024          4,210
      3,000   Murphy Oil Corp.                                                   5.75           8/15/2025          3,015
      5,000   Newfield Exploration Co.                                           5.38           1/01/2026          5,137
      4,114   Quicksilver Resources, Inc.(d),(h),(j)                                -           6/21/2019             46
      3,000   Resolute Energy Corp.                                              8.50           5/01/2020          3,008
      2,408   Rex Energy Corp.                                                   8.00          10/01/2020            301
      1,000   Sanchez Energy Corp.(c)                                            7.25           2/15/2023            988
      7,000   Sandridge Energy, Inc.(f),(g)                                      7.50           2/15/2023              -
      3,000   Southwestern Energy Co.(i)                                         4.10           3/15/2022          2,865
      7,000   Southwestern Energy Co.(i)                                         6.20           1/23/2025          6,921
      2,000   Southwestern Energy Co.                                            7.75          10/01/2027          2,101
      3,000   SRC Energy, Inc.(k)                                                6.25          12/01/2025          3,030
      2,000   Whiting Petroleum Corp.(k)                                         6.63           1/15/2026          2,074
      3,000   WildHorse Resource Development Corp.                               6.88           2/01/2025          3,045
      1,000   WildHorse Resource Development Corp.(c)                            6.88           2/01/2025          1,015
      3,000   WPX Energy, Inc.                                                   8.25           8/01/2023          3,409
      2,000   WPX Energy, Inc.                                                   5.75           6/01/2026          2,013
                                                                                                              ----------
                                                                                                                  79,793
                                                                                                              ----------
              OIL & GAS REFINING & MARKETING (1.0%)
      2,000   Cheniere Corpus Christi Holdings, LLC                              7.00           6/30/2024          2,202
      5,000   Cheniere Corpus Christi Holdings, LLC                              5.88           3/31/2025          5,281
      4,000   CITGO Petroleum Corp.(c)                                           6.25           8/15/2022          4,050
      5,000   EnLink Midstream Partners, LP
                (3 mo. LIBOR + 4.65%)(n)                                         6.00                   -(o)       4,352
      5,000   PBF Holding Co., LLC / PBF Finance Corp.                           7.25           6/15/2025          5,244
                                                                                                              ----------
                                                                                                                  21,129
                                                                                                              ----------
              OIL & GAS STORAGE & TRANSPORTATION (5.0%)
      5,000   Andeavor Logistics, LP (3 mo. LIBOR + 4.11%)(n)                    6.88                  -(o)        5,019
      5,000   Blue Racer Midstream, LLC / Blue Racer
                Finance Corp.(c)                                                 6.13          11/15/2022          5,089
     10,000   Boardwalk Pipelines, LP                                            4.95          12/15/2024         10,220
     15,000   DCP Midstream Operating, LP
                (3 mo. LIBOR + 3.85%)(c),(n)                                     5.85           5/21/2043         13,725
      2,500   Energy Transfer Equity, LP                                         7.50          10/15/2020          2,675
      5,000   Energy Transfer Partners, LP (3 mo. LIBOR + 3.02%)                 5.36(a)       11/01/2066          4,350

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24  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                         MARKET
AMOUNT                                                                          COUPON                             VALUE
(000)         SECURITY                                                           RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------------
$    12,915   Enterprise Products Operating, LLC
                (3 mo. LIBOR + 2.78%)(i)                                         5.08%(a)       6/01/2067     $   12,850
      3,000   Enterprise TE Partners, LP (3 mo. LIBOR + 2.78%)                   5.08(a)        6/01/2067          2,907
      3,000   Genesis Energy, LP / Genesis Energy Finance Corp.                  6.50          10/01/2025          2,918
      3,000   Holly Energy Partners, LP / Holly Energy
                Finance Corp.(c)                                                 6.00           8/01/2024          3,086
      5,061   Kinder Morgan, Inc.                                                7.80           8/01/2031          6,270
      5,000   Martin Midstream Partners, LP / Martin
                Midstream Finance Corp.                                          7.25           2/15/2021          4,950
      5,000   NGL Energy Partners, LP / NGL Energy
               Finance Corp.                                                     7.50          11/01/2023          5,119
      5,000   Sabine Pass Liquefaction, LLC                                      5.88           6/30/2026          5,446
      3,000   SemGroup Corp.                                                     6.38           3/15/2025          2,895
      5,000   Southern Union Co. (3 mo. LIBOR + 3.02%)                           5.36(a)       11/01/2066          4,100
      3,000   Targa Resources Partners, LP / Targa
                Resources Partners Finance Corp.                                 5.25           5/01/2023          3,030
      3,000   Transcontinental Gas Pipe Line Co., LLC                            7.85           2/01/2026          3,672
     10,000   Williams Companies, Inc.                                           4.55           6/24/2024         10,100
                                                                                                              ----------
                                                                                                                 108,421
                                                                                                              ----------
              Total Energy                                                                                       297,222
                                                                                                              ----------
              FINANCIALS (6.8%)
              -----------------
              CONSUMER FINANCE (1.8%)
      5,000   Ally Financial, Inc.(i)                                            5.75          11/20/2025          5,200
      5,000   Credit Acceptance Corp.                                            6.13           2/15/2021          5,081
      3,000   Matterhorn Merger Sub, LLC / Matterhorn
                Finance Sub, Inc.(c),(k)                                         8.50           6/01/2026          2,865
     12,000   Navient Corp.                                                      7.25           1/25/2022         12,555
      1,000   Navient Corp.                                                      6.13           3/25/2024            990
      7,000   Navient Corp.                                                      6.75           6/25/2025          6,965
      2,000   Navient Corp.(k)                                                   6.75           6/15/2026          1,975
      4,000   Springleaf Finance Corp.                                           7.13           3/15/2026          4,075
                                                                                                              ----------
                                                                                                                  39,706
                                                                                                              ----------
              INVESTMENT BANKING & BROKERAGE (0.0%)
      1,000   Lehman Brothers Holdings, Inc.(j)                                  1.00          12/31/2049             31
      1,500   Lehman Brothers Treasury Co. B.V.(j)                                  -          12/29/2010            101
                                                                                                              ----------
                                                                                                                     132
                                                                                                              ----------
              LIFE & HEALTH INSURANCE (1.0%)
      5,000   American Equity Investment Life Holding Co.                        5.00           6/15/2027          4,847
      3,000   Global Atlantic Financial Co.(c)                                   8.63           4/15/2021          3,328
      2,000   MetLife, Inc.                                                     10.75           8/01/2039          3,078
     10,000   Prudential Financial, Inc. (3 mo. LIBOR + 3.04%)(n)                5.20           3/15/2044          9,938
                                                                                                              ----------
                                                                                                                  21,191
                                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                         MARKET
AMOUNT                                                                          COUPON                             VALUE
(000)         SECURITY                                                           RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------------
              MULTI-LINE INSURANCE (0.8%)
$    14,000   Genworth Holdings, Inc. (3 mo. LIBOR + 2.00%)                      4.35%(a)      11/15/2036     $    9,520
      8,000   Hartford Financial Services Group, Inc.
                (3 mo. LIBOR + 2.13%)(c)                                         4.47(a)        2/12/2047          7,540
                                                                                                              ----------
                                                                                                                  17,060
                                                                                                              ----------
              PROPERTY & CASUALTY INSURANCE (1.0%)
     10,000   AmTrust Financial Services, Inc.                                   6.13           8/15/2023          9,835
      1,500   AmWINS Group, Inc.(c),(k)                                          7.75           7/01/2026          1,571
      3,780   Hanover Insurance Group, Inc.                                      8.21           2/03/2027          4,265
      3,000   HUB International Ltd.(c)                                          7.00           5/01/2026          3,019
      2,000   Zenith National Insurance Capital Trust I(c)                       8.55           8/01/2028          2,170
                                                                                                              ----------
                                                                                                                  20,860
                                                                                                              ----------
              REGIONAL BANKS (1.6%)
      5,000   Banc of California, Inc.                                           5.25           4/15/2025          5,079
      5,000   Bank of the Ozarks, Inc. (3 mo. LIBOR + 4.43%)(i),(n)              5.50           7/01/2026          5,144
      5,100   CIT Group, Inc.                                                    6.13           3/09/2028          5,368
      5,000   First Midwest Bancorp, Inc.                                        5.88           9/29/2026          5,203
     10,409   Regions Bank                                                       6.45           6/26/2037         12,227
      1,790   Regions Financial Corp.                                            7.38          12/10/2037          2,309
                                                                                                              ----------
                                                                                                                  35,330
                                                                                                              ----------
              SPECIALIZED FINANCE (0.2%)
      5,000   National Rural Utilities Cooperative Finance Corp.
                (3 mo. LIBOR + 2.91%)(n)                                         4.75           4/30/2043          5,074
                                                                                                              ----------
              THRIFTS & MORTGAGE FINANCE (0.4%)
      5,989   Ditech Holding Corp. (1 mo. LIBOR + 6.00%)(h)                      8.08           6/30/2022          5,715
      3,000   Ocwen Loan Servicing, LLC(c)                                       8.38          11/15/2022          3,083
                                                                                                              ----------
                                                                                                                   8,798
                                                                                                              ----------
              Total Financials                                                                                   148,151
                                                                                                              ----------
              HEALTH CARE (5.9%)
              ------------------
              HEALTH CARE FACILITIES (3.0%)
     11,339   Community Health Systems, Inc.                                     6.88           2/01/2022          5,613
      2,000   Encompass Health Corp.                                             5.75           9/15/2025          2,020
      6,000   HCA, Inc.                                                          5.25           4/15/2025          6,146
     21,500   HCA, Inc.                                                          5.88           2/15/2026         22,279
     10,000   RegionalCare Hospital Partners Holdings, Inc.(c)                   8.25           5/01/2023         10,650
     14,000   Tenet Healthcare Corp.(i)                                          6.75           6/15/2023         14,265
      5,000   Tenet Healthcare Corp.(c)                                          7.00           8/01/2025          5,038
                                                                                                              ----------
                                                                                                                  66,011
                                                                                                              ----------

================================================================================

26  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                         MARKET
AMOUNT                                                                          COUPON                             VALUE
(000)         SECURITY                                                           RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------------
              HEALTH CARE SERVICES (0.2%)
$     3,000   DaVita, Inc.                                                       5.13%          7/15/2024     $    2,925
      1,000   Wink Holdco, Inc. (1 mo. LIBOR + 6.75%)(h)                         8.83          11/03/2025            999
                                                                                                              ----------
                                                                                                                   3,924
                                                                                                              ----------
              HEALTH CARE SUPPLIES (0.3%)
      2,000   Avanos Medical, Inc.                                               6.25          10/15/2022          2,050
      3,930   DJO Finance, LLC / DJO Finance Corp.(c)                            8.13           6/15/2021          4,058
                                                                                                              ----------
                                                                                                                   6,108
                                                                                                              ----------
              HEALTH CARE TECHNOLOGY (0.0%)
        921   Press Ganey Holdings, Inc.
                (1 mo. LIBOR + 6.50%)(g),(h)                                     8.58          10/21/2024            934
                                                                                                              ----------
              MANAGED HEALTH CARE (0.1%)
      1,500   Centene Corp.                                                      6.13           2/15/2024          1,583
        500   Centene Corp.(c)                                                   5.38           6/01/2026            513
                                                                                                              ----------
                                                                                                                   2,096
                                                                                                              ----------
              PHARMACEUTICALS (2.3%)
      4,000   Bausch Health Cos, Inc.(c)                                         7.50           7/15/2021          4,088
      3,000   Bausch Health Cos, Inc.(c)                                         5.88           5/15/2023          2,893
     26,000   Bausch Health Cos, Inc.(c)                                         6.13           4/15/2025         24,472
     13,000   Endo Dac / Endo Finance, LLC / Endo Finco, Inc.(c)                 6.00           7/15/2023         11,115
      9,000   Mallinckrodt International Finance S.A.(i)                         4.75           4/15/2023          7,695
                                                                                                              ----------
                                                                                                                  50,263
                                                                                                              ----------
              Total Health Care                                                                                  129,336
                                                                                                              ----------
              INDUSTRIALS (6.4%)
              ------------------
              AEROSPACE & DEFENSE (0.8%)
      5,000   Arconic, Inc.                                                      5.95           2/01/2037          4,931
     15,000   Textron Financial Corp. (3 mo. LIBOR + 1.74%)(c)                   4.08(a)        2/15/2042         13,613
                                                                                                              ----------
                                                                                                                  18,544
                                                                                                              ----------
              AGRICULTURE & FARM MACHINERY (0.1%)
      3,000   Titan International, Inc.(c)                                       6.50          11/30/2023          3,008
                                                                                                              ----------
              AIRLINES (0.8%)
     15,240   Hawaiian Airlines, Inc. Pass-Through Trust                         4.95           1/15/2022         15,366
      1,887   US Airways Group, Inc. Pass-Through Trust                          9.75          10/22/2018          1,908
                                                                                                              ----------
                                                                                                                  17,274
                                                                                                              ----------
              COMMERCIAL PRINTING (0.1%)
      3,000   R.R. Donnelley & Sons Co.(i)                                       6.00           4/01/2024          2,985
                                                                                                              ----------
              CONSTRUCTION & ENGINEERING (0.2%)
      1,500   Mason Finance Sub, Inc.(c),(m)                                     6.88           8/15/2023          1,500
      1,000   New Enterprise Stone & Lime Co., Inc.(c)                          10.13           4/01/2022          1,067

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                         MARKET
AMOUNT                                                                          COUPON                             VALUE
(000)         SECURITY                                                           RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------------
$     1,000   New Enterprise Stone & Lime Co., Inc.(c)                           6.25%          3/15/2026     $    1,016
                                                                                                              ----------
                                                                                                                   3,583
                                                                                                              ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.1%)
      3,000   Navistar International Corp.(c)                                    6.63          11/01/2025          3,147
                                                                                                              ----------
              DIVERSIFIED SUPPORT SERVICES (0.1%)
      1,500   Matthews International Corp.(c)                                    5.25          12/01/2025          1,440
                                                                                                              ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
      5,079   Artesyn Embedded Technologies, Inc.(c)                             9.75          10/15/2020          4,876
                                                                                                              ----------
              ENVIRONMENTAL & FACILITIES SERVICES (0.3%)
      3,000   Covanta Holding Corp.                                              5.88           7/01/2025          2,940
      3,000   Waste Pro USA, Inc.(c)                                             5.50           2/15/2026          2,872
                                                                                                              ----------
                                                                                                                   5,812
                                                                                                              ----------
              INDUSTRIAL CONGLOMERATES (0.3%)
      3,312   Aptim Corp(c),(i)                                                  7.75           6/15/2025          2,766
      3,000   Trident Merger Sub, Inc.(c)                                        6.63          11/01/2025          2,827
                                                                                                              ----------
                                                                                                                   5,593
                                                                                                              ----------
              INDUSTRIAL MACHINERY (0.5%)
      1,600   BlueLine Rental Finance Corp. / BlueLine
                Rental, LLC(c)                                                   9.25           3/15/2024          1,694
      9,000   Xerium Technologies, Inc.                                          9.50           8/15/2021          9,484
                                                                                                              ----------
                                                                                                                  11,178
                                                                                                              ----------
              MARINE (0.1%)
      4,000   Navios Maritime Holdings, Inc. / Navios
               Maritime Finance II US, Inc.(c)                                   7.38           1/15/2022          3,180
                                                                                                              ----------
              SECURITY & ALARM SERVICES (0.4%)
      2,475   Constellis Holdings, LLC (3 mo. LIBOR + 5.00%)(h)                  7.33           4/21/2024          2,490
      2,500   Constellis Holdings, LLC (3 mo. LIBOR + 9.00%)(h)                 11.33           4/21/2025          2,530
      2,433   Prime Security Services Borrower, LLC /
                Prime Finance, Inc.(c)                                           9.25           5/15/2023          2,612
                                                                                                              ----------
                                                                                                                   7,632
                                                                                                              ----------
              TRADING COMPANIES & DISTRIBUTORS (1.4%)
      3,000   Ahern Rentals, Inc.(c)                                             7.38           5/15/2023          2,955
      1,000   H&E Equipment Services, Inc.                                       5.63           9/01/2025            990
      2,097   Herc Rentals, Inc.(c)                                              7.75           6/01/2024          2,258
      2,454   ILFC E-Capital Trust I (Highest of 3 mo.
                LIBOR/10 Year CMT/30 Year CMT +1.55%)(c)                         4.57(a)       12/21/2065          2,248
     16,362   ILFC E-Capital Trust II (Highest of 3 mo.
                LIBOR/10 Year CMT/30 Year CMT + 1.80%)(c)                        4.82(a)       12/21/2065         14,971
      3,000   United Rentals North America, Inc.                                 5.50           7/15/2025          3,056

================================================================================

28  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                         MARKET
AMOUNT                                                                          COUPON                             VALUE
(000)         SECURITY                                                           RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------------
$     4,000   United Rentals North America, Inc.                                 5.50%          5/15/2027     $    3,974
                                                                                                              ----------
                                                                                                                  30,452
                                                                                                              ----------
              TRUCKING (1.0%)
      3,000   Avis Budget Car Rental, LLC / Avis Budget
                Finance, Inc.(c),(i)                                             5.13           6/01/2022          2,974
     12,000   Hertz Corp.(c)                                                     7.63           6/01/2022         11,715
      6,008   YRC Worldwide, Inc. (1 mo. LIBOR + 8.50%)(h)                      10.58           7/24/2022          6,095
                                                                                                              ----------
                                                                                                                  20,784
                                                                                                              ----------
              Total Industrials                                                                                  139,488
                                                                                                              ----------
              INFORMATION TECHNOLOGY (2.2%)
              -----------------------------
              APPLICATION SOFTWARE (0.6%)
      2,985   Avaya Holdings Corp. (1 mo. LIBOR + 4.25%)(h)                      6.32          12/15/2024          3,002
      4,500   Aveta, Inc.(f),(g),(i)                                             7.00           4/01/2019              -
      5,000   Informatica, LLC(c)                                                7.13           7/15/2023          5,113
      2,835   Sirius Computer Solutions, Inc.
                (1 mo. LIBOR + 4.25%)(h)                                         6.33          10/30/2022          2,856
      2,000   Solera, LLC / Solera Finance, Inc.(c)                             10.50           3/01/2024          2,222
                                                                                                              ----------
                                                                                                                  13,193
                                                                                                              ----------
              COMMUNICATIONS EQUIPMENT (0.1%)
      3,000   CommScope Technologies, LLC(c)                                     6.00           6/15/2025          3,105
                                                                                                              ----------
              DATA PROCESSING & OUTSOURCED SERVICES (0.6%)
      5,000   First Data Corp.(c)                                                5.38           8/15/2023          5,081
      6,000   First Data Corp.(c)                                                7.00          12/01/2023          6,292
      1,000   Kronos, Inc. (3 mo. LIBOR + 8.25%)(h)                             10.61          11/01/2024          1,035
                                                                                                              ----------
                                                                                                                  12,408
                                                                                                              ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
      1,500   Itron, Inc.(c)                                                     5.00           1/15/2026          1,432
                                                                                                              ----------
              INTERNET SOFTWARE & SERVICES (0.3%)
      3,000   Gogo Intermediate Holdings, LLC / Gogo
                Finance Co., Inc.(c),(i)                                        12.50           7/01/2022          3,188
      3,000   Mitchell International, Inc. (1 mo. LIBOR + 7.25%)(h)              9.33          11/20/2025          3,015
                                                                                                              ----------
                                                                                                                   6,203
                                                                                                              ----------
              SYSTEMS SOFTWARE (0.6%)
      2,500   BMC Software Finance, Inc.(c)                                      8.13           7/15/2021          2,563
      6,000   Sophia, LP / Sophia Finance, Inc.(c)                               9.00           9/30/2023          6,262
      1,219   Veritas Bermuda Ltd. (1 mo. LIBOR + 4.50%)(h)                      6.58           1/27/2023          1,136
        406   Veritas Bermuda Ltd. (1 mo. LIBOR + 4.50%)                         6.83           1/27/2023            378
      3,000   Veritas US, Inc. / Veritas Bermuda Ltd.(c)                        10.50           2/01/2024          2,535
                                                                                                              ----------
                                                                                                                  12,874
                                                                                                              ----------
              Total Information Technology                                                                        49,215
                                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                         MARKET
AMOUNT                                                                          COUPON                             VALUE
(000)         SECURITY                                                           RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------------
              MATERIALS (4.9%)
              ----------------
              ALUMINUM (0.4%)
$     4,000   Alcoa Nederland Holding B.V.(c),(k)                                6.13%          5/15/2028     $    4,130
      5,000   Novelis Corp.(c)                                                   5.88           9/30/2026          4,806
                                                                                                              ----------
                                                                                                                   8,936
                                                                                                              ----------
              COMMODITY CHEMICALS (0.3%)
      3,000   Hexion, Inc.                                                       6.63           4/15/2020          2,835
      3,000   Hexion, Inc.(c)                                                   10.38           2/01/2022          2,966
      1,000   Olin Corp.                                                         5.00           2/01/2030            949
                                                                                                              ----------
                                                                                                                   6,750
                                                                                                              ----------
              COPPER (1.1%)
      7,000   Freeport-McMoRan, Inc.                                             3.55           3/01/2022          6,799
     20,000   Freeport-McMoRan, Inc.                                             5.45           3/15/2043         17,860
                                                                                                              ----------
                                                                                                                  24,659
                                                                                                              ----------
              DIVERSIFIED CHEMICALS (0.3%)
      6,000   CF Industries, Inc.                                                5.15           3/15/2034          5,572
                                                                                                              ----------
              DIVERSIFIED METALS & MINING (0.2%)
      5,000   Compass Minerals International, Inc.(c)                            4.88           7/15/2024          4,650
                                                                                                              ----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.1%)
      3,000   CVR Partners, LP / CVR Nitrogen Finance Corp.(c)                   9.25           6/15/2023          3,203
                                                                                                              ----------
              METAL & GLASS CONTAINERS (0.4%)
      6,000   BWAY Holding Co.(c)                                                7.25           4/15/2025          5,861
      3,000   Plastipak Holdings, Inc.(c)                                        6.25          10/15/2025          2,768
                                                                                                              ----------
                                                                                                                   8,629
                                                                                                              ----------
              PAPER PACKAGING (0.6%)
      3,150   Flex Acquisition Co., Inc.(c)                                      6.88           1/15/2025          3,079
      2,000   Flex Acquisition Co., Inc.(c),(k)                                  7.88           7/15/2026          2,019
      7,000   Sealed Air Corp.(c),(i)                                            6.88           7/15/2033          7,612
                                                                                                              ----------
                                                                                                                  12,710
                                                                                                              ----------
              SPECIALTY CHEMICALS (0.1%)
      3,000   Kraton Polymers, LLC / Kraton
               Polymers Capital Corp.(c)                                         7.00           4/15/2025          3,105
                                                                                                              ----------
              STEEL (1.4%)
      3,000   AK Steel Corp.                                                     6.38          10/15/2025          2,783
     10,456   Allegheny Ludlum, LLC(i)                                           6.95          12/15/2025         10,796
      5,000   SunCoke Energy Partners, LP / SunCoke Energy
                Partners Finance Corp.(c)                                        7.50           6/15/2025          5,187
      3,000   United States Steel Corp.(i)                                       6.25           3/15/2026          3,008

================================================================================

30  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                         MARKET
AMOUNT                                                                          COUPON                             VALUE
(000)         SECURITY                                                           RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------------
$     5,000   Warrior Met Coal, Inc.(c)                                          8.00%         11/01/2024     $    5,181
      3,000   Zekelman Industries, Inc.(c)                                       9.88           6/15/2023          3,285
                                                                                                              ----------
                                                                                                                  30,240
                                                                                                              ----------
              Total Materials                                                                                    108,454
                                                                                                              ----------
              MUNICIPAL (0.1%)
              ----------------
              HOSPITAL (0.1%)
      3,000   Eastern Maine Healthcare Systems                                   5.02           7/01/2036          2,942
                                                                                                              ----------
              REAL ESTATE (1.0%)
              ------------------
              REAL ESTATE DEVELOPMENT (0.2%)
      3,400   Crescent Communities, LLC / Crescent
                Ventures, Inc.(c)                                                8.88          10/15/2021          3,610
                                                                                                              ----------
              REITs - DIVERSIFIED (0.1%)
      3,000   Uniti Group, LP / Uniti Fiber
                Holdings, Inc. / CSL Capital, LLC(c),(i)                         7.13          12/15/2024          2,745
                                                                                                              ----------
              REITs - HEALTH CARE (0.2%)
      2,000   MPT Operating Partnership, LP / MPT
                Finance Corp.                                                    5.00          10/15/2027          1,940
      3,000   Sabra Health Care, LP                                              5.13           8/15/2026          2,884
                                                                                                              ----------
                                                                                                                   4,824
                                                                                                              ----------
              REITs - HOTEL & RESORT (0.1%)
      2,000   Station Casinos, LLC(c)                                            5.00          10/01/2025          1,910
                                                                                                              ----------
              REITs - SPECIALIZED (0.4%)
      2,000   EPR Properties                                                     4.75          12/15/2026          1,957
      3,000   Equinix, Inc.                                                      5.38           5/15/2027          3,030
      1,000   GLP Capital, LP / GLP Financing II, Inc.                           5.25           6/01/2025          1,023
      1,000   Uniti Group, LP / Uniti Group Finance,
                Inc. / CSL Capital, LLC(c)                                       6.00           4/15/2023            967
      2,000   Uniti Group, LP / Uniti Group Finance,
                Inc. / CSL Capital, LLC                                          8.25          10/15/2023          1,880
                                                                                                              ----------
                                                                                                                   8,857
                                                                                                              ----------
              Total Real Estate                                                                                   21,946
                                                                                                              ----------
              TELECOMMUNICATION SERVICES (6.1%)
              ---------------------------------
              ALTERNATIVE CARRIERS (1.4%)
     10,000   CenturyLink, Inc.                                                  5.80           3/15/2022         10,037
      5,000   CenturyLink, Inc.(i)                                               6.75          12/01/2023          5,137
      5,000   Cogent Communications Finance, Inc.(c)                             5.63           4/15/2021          5,013
      5,000   Level 3 Financing, Inc.                                            6.13           1/15/2021          5,052
      5,000   Zayo Group, LLC / Zayo Capital, Inc.                               6.38           5/15/2025          5,194

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                         MARKET
AMOUNT                                                                          COUPON                             VALUE
(000)         SECURITY                                                           RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------------
$       500   Zayo Group, LLC / Zayo Capital, Inc.(c)                            5.75%          1/15/2027     $      496
                                                                                                              ----------
                                                                                                                  30,929
                                                                                                              ----------
              INTEGRATED TELECOMMUNICATION SERVICES (1.8%)
      5,000   Cincinnati Bell, Inc.(c)                                           7.00           7/15/2024          4,475
      2,000   Cincinnati Bell, Inc.(c)                                           8.00          10/15/2025          1,835
     20,000   Frontier Communications Corp.                                     11.00           9/15/2025         16,319
      2,000   Frontier Communications Corp.(c)                                   8.50           4/01/2026          1,928
      9,000   Frontier Communications Corp.                                      9.00           8/15/2031          5,861
     12,437   Windstream Services, LLC / Windstream
                Finance Corp.(c)                                                 9.00           6/30/2025          9,959
                                                                                                              ----------
                                                                                                                  40,377
                                                                                                              ----------
              WIRELESS TELECOMMUNICATION SERVICES (2.9%)
     15,000   Sprint Corp.                                                       7.25           9/15/2021         15,806
     20,000   Sprint Corp.                                                       7.63           2/15/2025         20,963
      5,000   Sprint Corp.                                                       7.63           3/01/2026          5,200
      5,000   T-Mobile USA, Inc.                                                 6.50           1/15/2024          5,225
     10,000   T-Mobile USA, Inc.                                                 6.00           4/15/2024         10,356
      5,000   Trilogy International Partners, LLC /
              Trilogy International Finance, Inc.(c),(i)                         8.88           5/01/2022          5,062
                                                                                                              ----------
                                                                                                                  62,612
                                                                                                              ----------
              Total Telecommunication Services                                                                   133,918
                                                                                                              ----------
              UTILITIES (2.3%)
              ----------------
              ELECTRIC UTILITIES (0.5%)
      1,980   DPL, Inc.                                                          6.75          10/01/2019          2,049
     10,000   PPL Capital Funding, Inc. (3 mo. LIBOR + 2.67%)                    5.00(a)        3/30/2067          9,860
                                                                                                              ----------
                                                                                                                  11,909
                                                                                                              ----------
              GAS UTILITIES (0.2%)
      4,000   Southern Star Central Corp.(c)                                     5.13           7/15/2022          4,010
                                                                                                              ----------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.6%)
     10,000   Calpine Corp.(i)                                                   5.75           1/15/2025          9,225
      7,000   GenOn Energy, Inc.(i),(j)                                          9.88          10/15/2020          4,410
      3,000   NRG Energy, Inc.                                                   7.25           5/15/2026          3,210
      3,000   NRG Energy, Inc.(c),(i)                                            5.75           1/15/2028          2,984
      5,000   Talen Energy Supply, LLC                                           6.50           6/01/2025          3,700
      5,000   Vistra Energy Corp.                                                5.88           6/01/2023          5,169
      5,000   Vistra Energy Corp.                                                7.63          11/01/2024          5,383
                                                                                                              ----------
                                                                                                                  34,081
                                                                                                              ----------
              Total Utilities                                                                                     50,000
                                                                                                              ----------
              Total Corporate Obligations (cost: $1,373,206)                                                   1,373,279
                                                                                                              ----------

================================================================================

32  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                         MARKET
AMOUNT                                                                          COUPON                             VALUE
(000)         SECURITY                                                           RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------------
              EURODOLLAR AND YANKEE OBLIGATIONS (16.9%)

              CONSUMER DISCRETIONARY (1.1%)
              -----------------------------
              CABLE & SATELLITE (0.6%)
$     4,000   Altice Financing S.A.(c)                                           7.50%          5/15/2026     $    3,904
      2,000   Altice Luxembourg S.A.(c)                                          7.75           5/15/2022          1,998
      7,000   Altice Luxembourg S.A.(c),(i)                                      7.63           2/15/2025          6,519
                                                                                                              ----------
                                                                                                                  12,421
                                                                                                              ----------
              CASINOS & GAMING (0.1%)
      3,000   LHMC Finco Sarl(c),(k)                                             7.88          12/20/2023          3,016
                                                                                                              ----------
              HOMEBUILDING (0.2%)
      3,000   Brookfield Residential Properties, Inc.(c)                         6.38           5/15/2025          3,000
      1,750   Mattamy Group Corp.(c)                                             6.88          12/15/2023          1,798
                                                                                                              ----------
                                                                                                                   4,798
                                                                                                              ----------
              HOTELS, RESORTS & CRUISE LINES (0.2%)
      3,000   Silversea Cruise Finance Ltd.(c)                                   7.25           2/01/2025          3,262
                                                                                                              ----------
              Total Consumer Discretionary                                                                        23,497
                                                                                                              ----------
              CONSUMER STAPLES (0.8%)
              -----------------------
              HOUSEHOLD PRODUCTS (0.3%)
      8,000   Kronos Acquisition Holdings, Inc.(c)                               9.00           8/15/2023          6,980
                                                                                                              ----------
              PACKAGED FOODS & MEATS (0.5%)
      1,000   JBS Investments GmbH(c)                                            7.25           4/03/2024          1,006
      3,000   JBS USA LUX S.A. / JBS USA Finance, Inc.(c)                        5.88           7/15/2024          2,888
      4,000   JBS USA LUX S.A. / JBS USA Finance, Inc.(c)                        6.75           2/15/2028          3,785
      3,000   Minerva Luxembourg S.A.(c)                                         5.88           1/19/2028          2,651
                                                                                                              ----------
                                                                                                                  10,330
                                                                                                              ----------
              Total Consumer Staples                                                                              17,310
                                                                                                              ----------
              ENERGY (2.8%)
              -------------
              INTEGRATED OIL & GAS (0.9%)
      1,311   Petrobras Global Finance B.V.                                      8.38           5/23/2021          1,446
      2,000   Petrobras Global Finance B.V.                                      6.13           1/17/2022          2,078
      3,000   Petrobras Global Finance B.V.                                      7.38           1/17/2027          3,126
     10,000   Petroleos Mexicanos                                                6.50           3/13/2027         10,163
      3,000   Tecpetrol S.A.(c)                                                  4.88          12/12/2022          2,820
                                                                                                              ----------
                                                                                                                  19,633
                                                                                                              ----------
              OIL & GAS DRILLING (0.5%)
     10,000   Noble Holding International Ltd.(i)                                7.95           4/01/2025          9,500
      5,212   Schahin II Finance Co. SPV Ltd.(c),(j)                             5.88           9/25/2022            782
                                                                                                              ----------
                                                                                                                  10,282
                                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                         MARKET
AMOUNT                                                                          COUPON                             VALUE
(000)         SECURITY                                                           RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------------
              OIL & GAS EQUIPMENT & SERVICES (0.2%)
$     3,997   KCA Deutag Alpha Ltd. (3 mo. LIBOR + 6.75%)(h)                     9.08%          3/31/2023     $    3,997
      1,000   KCA Deutag UK Finance plc(c),(m)                                   9.63           4/01/2023          1,006
                                                                                                              ----------
                                                                                                                   5,003
                                                                                                              ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.5%)
      3,000   Aker BP ASA(c)                                                     5.88           3/31/2025          3,086
      3,060   Hunt Oil Co. of Peru, LLC Sucursal Del Peru(c),(l)                 6.38           6/01/2028          3,198
      5,000   MEG Energy Corp.(c)                                                7.00           3/31/2024          4,544
                                                                                                              ----------
                                                                                                                  10,828
                                                                                                              ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.7%)
     13,000   Transcanada Trust (3 mo. LIBOR + 3.53%)(n)                         5.63           5/20/2075         12,862
      3,000   Transportadora de Gas del Sur S.A.(c),(i)                          6.75           5/02/2025          2,834
                                                                                                              ----------
                                                                                                                  15,696
                                                                                                              ----------
              Total Energy                                                                                        61,442
                                                                                                              ----------
              FINANCIALS (1.0%)
              -----------------
              DIVERSIFIED BANKS (0.2%)
      5,000   Royal Bank of Scotland Group plc
               (3 mo. LIBOR + 2.32%)(i)                                          4.65(a)                -(o)       4,798
                                                                                                              ----------
              PROPERTY & CASUALTY INSURANCE (0.7%)
     10,000   QBE Capital Funding III Ltd.
               (10 wk. LIBOR + 4.05%)(c),(n)                                     7.25           5/24/2041         10,837
      4,000   XLIT Ltd. (3 mo. LIBOR + 2.46%)                                    4.80(a)                -(o)       3,950
                                                                                                              ----------
                                                                                                                  14,787
                                                                                                              ----------
              SPECIALIZED FINANCE (0.1%)
      3,000   Park Aerospace Holdings Ltd.(c)                                    5.50           2/15/2024          2,970
                                                                                                              ----------
              Total Financials                                                                                    22,555
                                                                                                              ----------
              HEALTH CARE (0.6%)
              ------------------
              PHARMACEUTICALS (0.6%)
     10,000   Teva Pharmaceutical Finance Netherlands III B.V.                   3.15          10/01/2026          8,514
        500   Teva Pharmaceutical Finance Netherlands III B.V.(k)                6.75           3/01/2028            534
      5,000   Teva Pharmaceutical Finance Netherlands III B.V.                   4.10          10/01/2046          3,750
                                                                                                              ----------
              Total Health Care                                                                                   12,798
                                                                                                              ----------
              INDUSTRIALS (1.4%)
              ------------------
              AEROSPACE & DEFENSE (0.7%)
      2,500   Bombardier, Inc.(c)                                                7.50          12/01/2024          2,666
     12,000   Bombardier, Inc.(c)                                                7.50           3/15/2025         12,660
                                                                                                              ----------
                                                                                                                  15,326
                                                                                                              ----------

================================================================================

34  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                         MARKET
AMOUNT                                                                          COUPON                             VALUE
(000)         SECURITY                                                           RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------------
              AIRLINES (0.7%)
$     5,000   Air Canada Pass-Through Trust(c)                                   5.00%          3/15/2020     $    5,044
      3,827   Latam Airlines Pass-Through Trust                                  4.50          11/15/2023          3,750
      4,238   Norwegian Air Pass-Through Trust(c)                                7.50          11/10/2023          4,381
        903   Virgin Australia Pass-Through Trust(c)                             7.13          10/23/2018            909
                                                                                                              ----------
                                                                                                                  14,084
                                                                                                              ----------
              Total Industrials                                                                                   29,410
                                                                                                              ----------
              MATERIALS (6.4%)
              ----------------
              COMMODITY CHEMICALS (0.5%)
     10,000   Braskem Finance Ltd.                                               6.45          2/03/2024          10,835
                                                                                                              ----------
              CONSTRUCTION MATERIALS (0.5%)
      7,000   Cemex SAB de CV(c)                                                 7.75          4/16/2026           7,723
      3,000   Votorantim Cimentos S.A.                                           7.25          4/05/2041           3,093
                                                                                                              ----------
                                                                                                                  10,816
                                                                                                              ----------
              COPPER (0.6%)
     10,000   First Quantum Minerals Ltd.(c)                                     7.50          4/01/2025          10,100
      3,000   First Quantum Minerals Ltd.(c)                                     6.88          3/01/2026           2,932
                                                                                                              ----------
                                                                                                                  13,032
                                                                                                              ----------
              DIVERSIFIED METALS & MINING (1.3%)
      7,000   Teck Resources Ltd.                                                4.75          1/15/2022           7,219
     13,000   Teck Resources Ltd.                                                6.13         10/01/2035          13,552
      5,000   Vedanta Resources plc(c)                                           8.25          6/07/2021           5,207
      3,000   Vedanta Resources plc(c),(i)                                       6.38          7/30/2022           2,955
                                                                                                              ----------
                                                                                                                  28,933
                                                                                                              ----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.1%)
      3,000   OCI N.V.(c)                                                        6.63          4/15/2023           3,077
                                                                                                              ----------
              GOLD (1.1%)
      3,000   Eldorado Gold Corp.(c)                                             6.13         12/15/2020           2,940
     10,000   Kinross Gold Corp.                                                 5.95          3/15/2024          10,395
     10,000   New Gold, Inc.(c)                                                  6.25         11/15/2022           9,450
                                                                                                              ----------
                                                                                                                  22,785
                                                                                                              ----------
              METAL & GLASS CONTAINERS (0.7%)
      3,137   ARD Securities Finance SARL(c),(e)                                 8.75(q)       1/31/2023           3,153
      5,500   Ardagh Packaging Finance plc / Ardagh
                Holdings USA, Inc.(c)                                            7.25          5/15/2024           5,754
      3,000   Ardagh Packaging Finance plc / Ardagh
                Holdings USA, Inc.(c)                                            6.00          2/15/2025           2,936
      3,250   Reynolds Group Issuer, Inc. / Reynolds
                Group Issuer, LLC / Reynolds Group Issuer Lu(c)                  7.00          7/15/2024           3,297
                                                                                                              ----------
                                                                                                                  15,140
                                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                         MARKET
AMOUNT                                                                          COUPON                             VALUE
(000)         SECURITY                                                           RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------------
              PAPER PACKAGING (0.3%)
$     6,200   Smurfit Kappa Treasury Funding Ltd.                                7.50%         11/20/2025     $    7,347
                                                                                                              ----------
              SPECIALTY CHEMICALS (0.1%)
      3,000   Venator Finance Sarl / Venator Materials, LLC(c)                   5.75           7/15/2025          2,790
                                                                                                              ----------
              STEEL (1.2%)
     18,000   ArcelorMittal                                                      7.00          10/15/2039         20,385
      4,500   Vale Overseas Ltd.                                                 6.25           8/10/2026          4,961
                                                                                                              ----------
                                                                                                                  25,346
                                                                                                              ----------
              Total Materials                                                                                    140,101
                                                                                                              ----------
              TELECOMMUNICATION SERVICES (1.6%)
              ---------------------------------
              ALTERNATIVE CARRIERS (0.5%)
      5,000   Intelsat Jackson Holdings S.A.                                     7.25          10/15/2020          5,039
      5,000   Intelsat Jackson Holdings S.A.(c)                                  9.75           7/15/2025          5,356
                                                                                                              ----------
                                                                                                                  10,395
                                                                                                              ----------
              INTEGRATED TELECOMMUNICATION SERVICES (0.4%)
     10,000   Altice France S.A.(c)                                              7.38           5/01/2026          9,925
                                                                                                              ----------
              WIRELESS TELECOMMUNICATION SERVICES (0.7%)
      2,000   Altice Finco S.A.(c)                                               7.63           2/15/2025          1,838
      5,000   Digicel Ltd.(c),(i)                                                6.00           4/15/2021          4,644
      3,000   Digicel Ltd.(c),(i)                                                6.75           3/01/2023          2,603
      5,000   Intelsat Jackson Holdings S.A.(k)                                  5.50           8/01/2023          4,612
      1,000   Intelsat Jackson Holdings S.A.(h)                                  6.63           1/02/2024          1,049
        500   Wind Tre S.p.A.(c)                                                 5.00           1/20/2026            451
                                                                                                              ----------
                                                                                                                  15,197
                                                                                                              ----------
              Total Telecommunication Services                                                                    35,517
                                                                                                              ----------
              UTILITIES (1.2%)
              ----------------
              ELECTRIC UTILITIES (0.9%)
     10,000   Electricite de France S.A.
                (10 wk. LIBOR + 3.71%)(c),(n)                                    5.25                   -(o)       9,950
      8,975   Enel S.p.A. (5 yr. Semi-Annual Swap + 5.88%)(c),(n)                8.75           9/24/2073          9,951
                                                                                                              ----------
                                                                                                                  19,901
                                                                                                              ----------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
      7,000   AES Gener S.A. (5 yr. Semi-Annual
                Swap + 6.82%)(c),(n)                                             8.38          12/18/2073          7,212
                                                                                                              ----------
              Total Utilities                                                                                     27,113
                                                                                                              ----------
              Total Eurodollar and Yankee Obligations
                (cost: $352,769)                                                                                 369,743
                                                                                                              ----------

================================================================================

36  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                         MARKET
AMOUNT                                                                          COUPON                             VALUE
(000)         SECURITY                                                           RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------------
              FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
$     3,000   Bahamas Government International
                Bond(c) (cost: $3,000)                                           6.00%         11/21/2028     $    3,067
                                                                                                              ----------

              MUNICIPAL OBLIGATIONS (0.3%)

              CONNECTICUT (0.0%)
      3,000   Mashantucket (Western) Pequot Tribe(e)                             7.35           7/01/2026            521
                                                                                                              ----------
              ILLINOIS (0.1%)
      2,000   City of Chicago                                                    7.05           1/01/2029          2,145
                                                                                                              ----------
              NEW JERSEY (0.2%)
      1,500   Atlantic City                                                      7.00           3/01/2028          1,713
      2,500   EDA                                                                5.71           6/15/2030          2,753
                                                                                                              ----------
                                                                                                                   4,466
                                                                                                              ----------
              Total Municipal Obligations (cost: $7,857)                                                           7,132
                                                                                                              ----------
              PREFERRED BONDS (0.1%)

              FINANCIALS (0.1%)
              -----------------
              PROPERTY & CASUALTY INSURANCE (0.1%)
      3,000   Catlin Insurance Co. Ltd. (3 mo. LIBOR + 2.98%)(c),(i)
                (cost: $3,000)                                                   5.32(a)                -(o)       2,978
                                                                                                              ----------

              U.S. GOVERNMENT AGENCY ISSUES (0.3%)(s)

              COMMERCIAL MORTGAGE-BACKED SECURITIES (0.3%)
      2,428   Freddie Mac(+)                                                     3.12(b)       10/25/2031          2,286
      5,000   Freddie Mac(+),(r)                                                 3.15          11/25/2025          4,955
                                                                                                              ----------
              Total U.S. Government Agency Issues (cost: $7,551)                                                   7,241
                                                                                                              ----------

              U.S. TREASURY SECURITIES (0.0%)

              NOTES (0.0%)(t)
        550   2.00%, 2/15/2025(k),(r) (cost: $543)                                                                   520
                                                                                                              ----------
              Total Bonds (cost: $1,770,637)                                                                   1,784,279
                                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
NUMBER                                                                                                             VALUE
OF SHARES     SECURITY                                                                                             (000)
------------------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (12.9%)

              COMMON STOCKS (3.4%)

              CONSUMER DISCRETIONARY (0.4%)
              -----------------------------
              AUTO PARTS & EQUIPMENT (0.1%)
     10,356   Lear Corp.                                                                                      $    1,865
                                                                                                              ----------
              CABLE & SATELLITE (0.1%)
     77,900   Comcast Corp.                                                                                        2,787
                                                                                                              ----------
              CASINOS & GAMING (0.0%)
     13,500   Las Vegas Sands Corp.                                                                                  971
                                                                                                              ----------
              HOME FURNISHINGS (0.1%)
     27,070   Tempur Sealy International, Inc.(i),(u)                                                              1,323
                                                                                                              ----------
              HOTELS, RESORTS & CRUISE LINES (0.1%)
     25,400   Hyatt Hotels Corp.                                                                                   1,987
                                                                                                              ----------
              Total Consumer Discretionary                                                                         8,933
                                                                                                              ----------
              CONSUMER STAPLES (0.0%)
              -----------------------
              HOUSEHOLD PRODUCTS (0.0%)
     11,242   Kimberly-Clark Corp.                                                                                 1,280
                                                                                                              ----------
              ENERGY (0.4%)
              -------------
              COAL & CONSUMABLE FUELS (0.0%)
     13,151   Peabody Energy Corp.                                                                                   559
                                                                                                              ----------
              INTEGRATED OIL & GAS (0.2%)
      8,522   Chevron Corp.                                                                                        1,076
     32,263   Royal Dutch Shell plc ADR "A"                                                                        2,206
                                                                                                              ----------
                                                                                                                   3,282
                                                                                                              ----------
              OIL & GAS DRILLING (0.0%)
      3,813   Paragon Litigation "B"(f)                                                                              118
      2,542   Paragon Litigation "A"(f)                                                                                3
                                                                                                              ----------
                                                                                                                     121
                                                                                                              ----------
              OIL & GAS EQUIPMENT & SERVICES (0.1%)
     98,146   Basic Energy Services, Inc.(u)                                                                       1,107
                                                                                                              ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.1%)
    414,000   Approach Resources, Inc.(i),(u)                                                                        952
     55,337   Harvest Oil & Gas Corp.(f)                                                                             982
     21,663   Nine Point Energy Holdings, Inc.(d),(f),(g)                                                            201
      2,772   Sabine Oil & Gas Holdings, Inc.(d),(p),(u)                                                             141
      4,982   SilverBow Resources, Inc.(u)                                                                           152

================================================================================

38  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
NUMBER                                                                                                             VALUE
OF SHARES     SECURITY                                                                                             (000)
------------------------------------------------------------------------------------------------------------------------
     22,883   Thunderbird Resources Equity, Inc.(d),(f),(g)                                                   $       21
    236,684   Ultra Petroleum Corp.(u)                                                                               419
                                                                                                              ----------
                                                                                                                   2,868
                                                                                                              ----------
              Total Energy                                                                                         7,937
                                                                                                              ----------
              FINANCIALS (0.8%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
    202,000   Prospect Capital Corp.(i)                                                                            1,414
                                                                                                              ----------
              CONSUMER FINANCE (0.0%)
     13,639   Synchrony Financial                                                                                    395
                                                                                                              ----------
              DIVERSIFIED BANKS (0.1%)
     18,507   J.P.Morgan Chase & Co.                                                                               2,127
                                                                                                              ----------
              FINANCIAL EXCHANGES & DATA (0.2%)
     24,700   CME Group, Inc.                                                                                      3,930
                                                                                                              ----------
              LIFE & HEALTH INSURANCE (0.0%)
      1,995   Brighthouse Financial, Inc.(u)                                                                          87
     21,952   MetLife, Inc.                                                                                        1,004
                                                                                                              ----------
                                                                                                                   1,091
                                                                                                              ----------
              REGIONAL BANKS (0.3%)
     27,800   BB&T Corp.                                                                                           1,413
    111,918   KeyCorp                                                                                              2,336
    109,207   Regions Financial Corp.                                                                              2,032
                                                                                                              ----------
                                                                                                                   5,781
                                                                                                              ----------
              REITs - MORTGAGE (0.1%)
     73,721   Annaly Capital Management, Inc.                                                                        790
     17,142   Granite Point Mortgage Trust, Inc.                                                                     326
    129,100   MFA Financial, Inc.                                                                                  1,039
     90,450   Two Harbors Investment Corp.                                                                         1,402
                                                                                                              ----------
                                                                                                                   3,557
                                                                                                              ----------
              Total Financials                                                                                    18,295
                                                                                                              ----------
              HEALTH CARE (0.4%)
              ------------------
              BIOTECHNOLOGY (0.1%)
     22,300   AbbVie, Inc.                                                                                         2,057
                                                                                                              ----------
              HEALTH CARE EQUIPMENT (0.0%)
      3,407   Diagnostic Services Holdings, Inc.(d),(f),(g)                                                          325
                                                                                                              ----------
              HEALTH CARE SERVICES (0.1%)
     18,400   CVS Health Corp.                                                                                     1,193
                                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
NUMBER                                                                                                             VALUE
OF SHARES     SECURITY                                                                                             (000)
------------------------------------------------------------------------------------------------------------------------
              PHARMACEUTICALS (0.2%)
     16,562   Johnson & Johnson                                                                               $    2,195
     30,900   Merck & Co., Inc.                                                                                    2,035
     14,607   Novartis AG ADR                                                                                      1,226
                                                                                                              ----------
                                                                                                                   5,456
                                                                                                              ----------
              Total Health Care                                                                                    9,031
                                                                                                              ----------
              INDUSTRIALS (0.1%)
              ------------------
              AIRLINES (0.1%)
     23,000   United Continental Holdings, Inc.(u)                                                                 1,849
                                                                                                              ----------
              COMMERCIAL PRINTING (0.0%)
        590   Quad/Graphics, Inc.                                                                                     12
                                                                                                              ----------
              INDUSTRIAL CONGLOMERATES (0.0%)
     35,316   General Electric Co.                                                                                   482
                                                                                                              ----------
              Total Industrials                                                                                    2,343
                                                                                                              ----------
              INFORMATION TECHNOLOGY (0.4%)
              -----------------------------
              DATA PROCESSING & OUTSOURCED SERVICES (0.1%)
     13,899   Automatic Data Processing, Inc.                                                                      1,876
                                                                                                              ----------
              SEMICONDUCTORS (0.1%)
     42,500   Intel Corp.                                                                                          2,044
     18,500   QUALCOMM, Inc.                                                                                       1,186
                                                                                                              ----------
                                                                                                                   3,230
                                                                                                              ----------
              SYSTEMS SOFTWARE (0.2%)
     33,200   Microsoft Corp.                                                                                      3,522
                                                                                                              ----------
              Total Information Technology                                                                         8,628
                                                                                                              ----------
              MATERIALS (0.6%)
              ----------------
              COMMODITY CHEMICALS (0.1%)
     19,215   LyondellBasell Industries N.V.                                                                       2,129
                                                                                                              ----------
              GOLD (0.2%)
    245,000   Alamos Gold, Inc. "A"                                                                                1,330
     56,750   Goldcorp, Inc.                                                                                         710
     33,650   Newmont Mining Corp.                                                                                 1,234
                                                                                                              ----------
                                                                                                                   3,274
                                                                                                              ----------
              PAPER PRODUCTS (0.0%)
     14,947   Clearwater Paper Corp.(u)                                                                              338
        534   Resolute Forest Products, Inc.(u)                                                                        5
                                                                                                              ----------
                                                                                                                     343
                                                                                                              ----------

================================================================================

40  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
NUMBER                                                                                                             VALUE
OF SHARES     SECURITY                                                                                             (000)
------------------------------------------------------------------------------------------------------------------------
              SPECIALTY CHEMICALS (0.3%)
    172,882   MPM Holdings, Inc.(u)                                                                           $    6,483
                                                                                                              ----------
              Total Materials                                                                                     12,229
                                                                                                              ----------
              REAL ESTATE (0.1%)
              ------------------
              REITs - SPECIALIZED (0.1%)
     17,000   Crown Castle International Corp.                                                                     1,884
                                                                                                              ----------
              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              ALTERNATIVE CARRIERS (0.1%)
     63,000   CenturyLink, Inc.                                                                                    1,183
                                                                                                              ----------
              INTEGRATED TELECOMMUNICATION SERVICES (0.1%)
     50,503   AT&T, Inc.                                                                                           1,615
     28,650   Verizon Communications, Inc.                                                                         1,479
                                                                                                              ----------
                                                                                                                   3,094
                                                                                                              ----------
              Total Telecommunication Services                                                                     4,277
                                                                                                              ----------
              Total Common Stocks (cost: $68,154)                                                                 74,837
                                                                                                              ----------

              EXCHANGE-TRADED FUNDS (5.1%)
    498,550   iShares iBoxx $ High Yield Corporate Bond ETF(i)                                                    42,935
  1,888,700   SPDR Bloomberg Barclays High Yield Bond ETF(i)                                                      67,880
                                                                                                              ----------
              Total Exchange-Traded Funds (cost: $111,555)                                                       110,815
                                                                                                              ----------

              PREFERRED STOCKS (4.4%)

              CONSUMER STAPLES (1.7%)
              -----------------------
              AGRICULTURAL PRODUCTS (1.7%)
    400,000   CHS, Inc., 7.10%, (3 mo. LIBOR + 4.30%)(a),(i),(o)                                                  11,150
    200,000   CHS, Inc., cumulative redeemable, 7.88%(o)                                                           5,748
    200,000   Dairy Farmers of America, Inc., cumulative redeemable, 7.88% (c),(o)                                20,350
                                                                                                              ----------
              Total Consumer Staples                                                                              37,248
                                                                                                              ----------
              ENERGY (1.4%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (0.1%)
      3,800   Chesapeake Energy Corp., 5.75%(c),(o)                                                                2,374
        464   Nine Point Energy Holdings, Inc.,(d),(f),(g)                                                           255
                                                                                                              ----------
              Total Oil & Gas Exploration & Production                                                             2,629
                                                                                                              ----------
              OIL & GAS STORAGE & TRANSPORTATION (1.3%)
  1,127,328   NuStar Logistics, LP, 9.07%, (3 mo. LIBOR + 6.73%)(a)                                               28,996
                                                                                                              ----------
              Total Energy                                                                                        31,625
                                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
NUMBER                                                                                                             VALUE
OF SHARES     SECURITY                                                                                             (000)
------------------------------------------------------------------------------------------------------------------------
              FINANCIALS (0.8%)
              -----------------
              DIVERSIFIED BANKS (0.3%)
      8,000   U.S. Bancorp, 3.50%, (3 mo. LIBOR + 1.02%)(a),(o)                                               $    7,334
                                                                                                              ----------
              LIFE & HEALTH INSURANCE (0.3%)
    274,059   Delphi Financial Group, Inc., cumulative
                redeemable, 5.53%, (3 mo. LIBOR + 3.19%)(a)                                                        6,063
                                                                                                              ----------
              REGIONAL BANKS (0.1%)
      1,515   M&T Bank Corp., cumulative redeemable, 6.38%(o)                                                      1,519
                                                                                                              ----------
              REINSURANCE (0.0%)
      3,000   American Overseas Group Ltd., non-cumulative, 5.91%,
                (3 mo. LIBOR + 3.56%)(a),(d),(f),(g)                                                                 750
                                                                                                              ----------
              THRIFTS & MORTGAGE FINANCE (0.1%)
        928   Ditech Holding Corp., (Zero Coupon)(o)                                                                 589
     80,000   Freddie Mac(+), 8.38%(o)                                                                               510
     20,000   Freddie Mac(+), 6.02%(i),(o)                                                                           105
                                                                                                              ----------
              Total Thrifts & Mortgage Finance                                                                     1,204
                                                                                                              ----------
              Total Financials                                                                                    16,870
                                                                                                              ----------
              REAL ESTATE (0.3%)
              ------------------
              REITs - RESIDENTIAL (0.3%)
    100,000   Equity Residential Properties Trust, 8.29%,
                Series K, depositary shares, cumulative redeemable(o)                                              6,475
                                                                                                              ----------
              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              ALTERNATIVE CARRIERS (0.2%)
    200,000   Qwest Corp., 6.50%                                                                                   4,415
                                                                                                              ----------
              Total Preferred Stocks (cost: $97,638)                                                              96,633
                                                                                                              ----------

              WARRANTS (0.0%)

              ENERGY (0.0%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (0.0%)
      5,500   Comstock Resources, Inc.(u)                                                                              -
      8,791   Sabine Oil & Gas Holdings, Inc.(d),(p),(u)                                                              57
      1,565   Sabine Oil & Gas Holdings, Inc.(d),(p),(u)                                                               9
     13,764   SandRidge Energy, Inc.(u)                                                                                4
      5,795   SandRidge Energy, Inc.(u)                                                                                2
                                                                                                              ----------
              Total Energy                                                                                            72
                                                                                                              ----------
              Warrants (cost: $0)                                                                                     72
                                                                                                              ----------
              Total Equity Securities (cost: $277,347)                                                           282,357
                                                                                                              ----------

================================================================================

42  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                         MARKET
AMOUNT                                                                          COUPON                             VALUE
(000)         SECURITY                                                           RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (4.4%)

              COMMERCIAL PAPER (4.4%)
$     2,418   Canadian Natural Resources(c)                                      2.38%         8/14/2018      $    2,416
      4,000   Canadian Natural Resources(c)                                      2.43          8/23/2018           3,994
      3,450   CNH Industrial Capital, LLC(c)                                     3.25          1/07/2019           3,409
     15,000   Constellation Brands, Inc.(c)                                      2.36          8/16/2018          14,985
      6,900   Enbridge (U.S.), Inc.(c)                                           2.93          8/01/2018           6,900
      6,900   Enbridge (U.S.), Inc.(c)                                           3.02          8/08/2018           6,896
      2,800   Enbridge Energy Partners, LP(c)                                    2.95          8/02/2018           2,800
      1,670   Enbridge Energy Partners, LP(c)                                    2.98          8/02/2018           1,670
      3,500   Enbridge Energy Partners, LP(c)                                    3.12          8/24/2018           3,493
      8,271   Keurig Dr Pepper                                                   2.24          8/14/2018           8,264
      5,000   McCormick & Co.(c)                                                 2.22          8/31/2018           4,991
      4,700   Sempra Energy Holdings(c)                                          2.35          8/30/2018           4,691
     10,880   Southwestern Energy Co.(c)                                         2.20          8/07/2018          10,876
      9,100   Spectra Energy Partners, LP(c)                                     2.35          8/10/2018           9,095
      3,000   Spectra Energy Partners, LP(c)                                     2.35          8/27/2018           2,995
      8,657   Thomson Reuters Corp.(c)                                           2.42          8/13/2018           8,650
                                                                                                              ----------
              Total Commercial Paper (cost: $96,116)                                                              96,125
                                                                                                              ----------
------------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------------
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.0%)
    726,473   State Street Institutional Treasury Money Market Fund Premier
                Class, 1.81%(v) (cost: $726)                                                                         726
                                                                                                              ----------
              Total Money Market Instruments (cost: $96,842)                                                      96,851
                                                                                                              ----------

              SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL
              FROM SECURITIES LOANED (5.3%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (5.3%)
     10,944   Federated Government Obligations Fund Institutional Class, 1.78%(v)                                     11
    371,958   Fidelity Government Portfolio Class I, 1.80%(v)                                                        372
    608,725   Goldman Sachs Financial Square Government Fund Institutional Class, 1.84%(v)                           609
 85,388,752   HSBC US Government Money Market Fund Class I, 1.82%(v)                                              85,389
 23,787,423   Invesco Government & Agency Portfolio Institutional Class, 1.82%(v)                                 23,787
    791,011   Morgan Stanley Institutional Liquidity Funds Government Portfolio
                Institutional Class, 1.81%(v)                                                                        791

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
NUMBER                                                                                                             VALUE
OF SHARES     SECURITY                                                                                             (000)
------------------------------------------------------------------------------------------------------------------------
  5,376,857   Western Asset Institutional Government Reserves Institutional
                Class, 1.80%(v)                                                                               $    5,377
                                                                                                              ----------
              Total Short-Term Investments Purchased with
                Cash Collateral from Securities Loaned (cost: $116,336)                                          116,336
                                                                                                              ----------

              TOTAL INVESTMENTS (COST: $2,261,162)                                                            $2,279,823
                                                                                                              ==========

------------------------------------------------------------------------------------------------------------------------
                                                                                                              UNREALIZED
                                                                    NOTIONAL                               APPRECIATION/
NUMBER OF                                  EXPIRATION                AMOUNT             CONTRACT          (DEPRECIATION)
CONTRACTS    DESCRIPTION                      DATE                   (000)             VALUE (000)                 (000)
------------------------------------------------------------------------------------------------------------------------
             FUTURES (1.3%)

             SHORT FUTURES

             EQUITY CONTRACTS
      350    Russell 2000 Mini             9/21/2018              USD (29,335)          $(29,267)                    $68
                                                                                        --------                     ---
             TOTAL SHORT FUTURES                                                        $(29,267)                    $68
                                                                                        --------                     ---
             TOTAL FUTURES                                                              $(29,267)                    $68
                                                                                        ========                     ===

================================================================================

44  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                            LEVEL 1            LEVEL 2             LEVEL 3             TOTAL
------------------------------------------------------------------------------------------------------------------
Bonds:
  Collateralized Mortgage Obligations            $      -         $    2,611               $   -        $    2,611
  Commercial Mortgage Securities                        -             14,218                   -            14,218
  Convertible Securities                                -              3,470                  20             3,490
  Corporate Obligations                                 -          1,372,345                 934         1,373,279
  Eurodollar and Yankee Obligations                     -            369,743                   -           369,743
  Foreign Government Obligations                        -              3,067                   -             3,067
  Municipal Obligations                                 -              7,132                   -             7,132
  Preferred Bonds                                       -              2,978                   -             2,978
  U.S. Government Agency Issues                         -              7,241                   -             7,241
  U.S. Treasury Securities                            520                  -                   -               520
Equity Securities:
  Common Stocks                                    73,046              1,244                  547           74,837
  Exchange-Traded Funds                           110,815                  -                    -          110,815
  Preferred Stocks                                      -             95,628                1,005           96,633
  Warrants                                              6                 66                    -               72
Money Market Instruments:
  Commercial Paper                                      -             96,125                    -           96,125
  Government & U.S. Treasury Money
     Market Funds                                     726                  -                    -              726
Short-Term Investments Purchased
  with Cash Collateral from
  Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                            116,336                  -                    -          116,336
Futures(1)                                             68                  -                    -               68
------------------------------------------------------------------------------------------------------------------
Total                                            $301,517         $1,975,868               $2,506       $2,279,891
------------------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2017, through July 31, 2018, transfers among Level 1, Level 2 or Level 3 were under 0.50% of net assets. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  45

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 17.7% of net assets at July 31, 2018.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent

================================================================================

46  | USAA HIGH INCOME FUND

================================================================================

    ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages paydown.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    WARRANTS - Entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

    COMMERCIAL PAPER - Consists of short-term unsecured promissory notes with maturities ranging from one to 270 days, issued mainly by

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  47

================================================================================

    corporations. Commercial paper is usually purchased at a discount and matures at par value; however, it also may be interest-bearing.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    CMT    Constant Maturity Treasury

    EDA    Economic Development Authority

    LIBOR  London Interbank Offered Rate

    REITs Real estate investment trusts - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

o   SPECIFIC NOTES

    (a) Variable-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at July 31, 2018.

    (b) Stated interest rates may change slightly over time as underlying mortgages paydown.

    (c) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (d) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees. The aggregate market value of these securities at July 31, 2018, was $1,825,000, which represented 0.1% of the Fund's net assets.

================================================================================

48  | USAA HIGH INCOME FUND

================================================================================

    (e) Payment-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (f) Security was fair valued at July 31, 2018, by USAA Asset Management Company in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees. The total value of all such securities was $2,675,000, which represented 0.1% of the Fund's net assets.

    (g) Security was classified as Level 3.

    (h) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the all in interest rate of all contracts within the loan facility. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at July 31, 2018. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (i) The security, or a portion thereof, was out on loan as of July 31, 2018.

    (j) At July 31, 2018, the issuer was in default with respect to interest and/or principal payments.

    (k) The security, or a portion thereof, is segregated to cover the value of open futures contracts at July 31, 2018.

    (l) At July 31, 2018, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (m) Security or a portion of the security purchased on a delayed-delivery or when-issued basis.

    (n) Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.

    (o) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  49

================================================================================

    (p) Restricted security that is not registered under the Securities Act of 1933.

    (q) All of the coupon is PIK.

    (r) Securities with a value of $3,493,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (s) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Federal Home Loan Mortgage Corporation (Freddie Mac or FHLMC) and Federal National Mortgage Association (Fannie Mae or
        FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (t) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

    (u) Non-income-producing security.

    (v) Rate represents the money market fund annualized seven-day yield at July 31, 2018.

See accompanying notes to financial statements.

================================================================================

50  | USAA HIGH INCOME FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value
      (including securities on loan of $112,757) (cost of $2,261,162)                                $2,279,823
   Cash                                                                                                      69
   Receivables:
      Capital shares sold                                                                                 1,176
      USAA Asset Management Company (Note 7)                                                                  6
      Dividends and interest                                                                             30,847
      Securities sold                                                                                    16,292
      Other                                                                                                 165
   Variation margin on futures contracts                                                                     69
                                                                                                     ----------
         Total assets                                                                                 2,328,447
                                                                                                     ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                                                  116,336
      Securities purchased                                                                               20,364
      Capital shares redeemed                                                                             1,099
      Bank overdraft                                                                                        374
   Accrued management fees                                                                                1,004
   Accrued transfer agent's fees                                                                             61
   Other accrued expenses and payables                                                                      221
                                                                                                     ----------
         Total liabilities                                                                              139,459
                                                                                                     ----------
            Net assets applicable to capital shares outstanding                                      $2,188,988
                                                                                                     ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                   $2,247,166
   Accumulated undistributed net investment income                                                        2,249
   Accumulated net realized loss on investments and
      futures transactions                                                                              (79,156)
   Net unrealized appreciation of investments and futures contracts                                      18,729
                                                                                                     ----------
            Net assets applicable to capital shares outstanding                                      $2,188,988
                                                                                                     ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,207,790/150,753
         capital shares outstanding, no par value)                                                   $     8.01
                                                                                                     ==========
      Institutional Shares (net assets of $966,124/120,729
         capital shares outstanding, no par value)                                                   $     8.00
                                                                                                     ==========
      Adviser Shares (net assets of $10,019/1,248
         capital shares outstanding, no par value)                                                   $     8.03
                                                                                                     ==========
      R6 Shares (net assets of $5,055/632 capital shares
         outstanding, no par value)                                                                  $     8.01
                                                                                                     ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  51

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $38)                                                    $ 15,201
   Interest (net of foreign taxes withheld of $1)                                                       128,676
   Securities lending (net)                                                                               1,389
                                                                                                       --------
      Total income                                                                                      145,266
                                                                                                       --------
EXPENSES
   Management fees                                                                                       10,684
   Administration and servicing fees:
      Fund Shares                                                                                         1,823
      Institutional Shares                                                                                  970
      Adviser Shares                                                                                         15
      R6 Shares                                                                                               3
   Transfer agent's fees:
      Fund Shares                                                                                         1,676
      Institutional Shares                                                                                  970
      Adviser Shares                                                                                          7
      R6 Shares                                                                                               1
   Distribution and service fees (Note 7):
      Adviser Shares                                                                                         25
   Custody and accounting fees:
      Fund Shares                                                                                           188
      Institutional Shares                                                                                  149
      Adviser Shares                                                                                          2
      R6 Shares                                                                                               1
   Postage:
      Fund Shares                                                                                            65
      Institutional Shares                                                                                   72
   Shareholder reporting fees:
      Fund Shares                                                                                            41
      Institutional Shares                                                                                   19
   Trustees' fees                                                                                            33
   Registration fees:
      Fund Shares                                                                                            46
      Institutional Shares                                                                                   28
      Adviser Shares                                                                                         17
      R6 Shares                                                                                              17

================================================================================

52  | USAA HIGH INCOME FUND

================================================================================

   Professional fees                                                                                   $    116
   Other                                                                                                     37
                                                                                                       --------
         Total expenses                                                                                  17,005
                                                                                                       --------
   Expenses reimbursed:
      Adviser Shares                                                                                        (12)
      R6 Shares                                                                                             (14)
                                                                                                       --------
         Net expenses                                                                                    16,979
                                                                                                       --------
NET INVESTMENT INCOME                                                                                   128,287
                                                                                                       --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Unaffiliated investments                                                                           (7,314)
      Affiliated investments (Note 9)                                                                     3,400
      Futures transactions                                                                               (5,520)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                       (60,046)
      Futures contracts                                                                                     158
                                                                                                       --------
         Net realized and unrealized loss                                                               (69,322)
                                                                                                       --------
   Increase in net assets resulting from operations                                                    $ 58,965
                                                                                                       ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  53

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

---------------------------------------------------------------------------------------------------------------

                                                                                    2018                   2017
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                      $  128,287             $  126,185
   Net realized gain (loss) on investments                                        (3,914)                16,001
   Net realized loss on futures transactions                                      (5,520)                (5,360)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                (60,046)                85,130
      Futures contracts                                                              158                  1,067
                                                                              ---------------------------------
      Increase in net assets resulting from operations                            58,965                223,023
                                                                              ---------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                               (70,436)               (67,577)
      Institutional Shares                                                      (57,110)               (57,663)
      Adviser Shares                                                               (555)                  (529)
      R6 Shares*                                                                   (304)                  (201)
                                                                              ---------------------------------
         Distributions to shareholders                                          (128,405)              (125,970)
                                                                              ---------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                                    20,277                 69,402
   Institutional Shares                                                           25,850                (65,157)
   Adviser Shares                                                                    232                    488
   R6 Shares*                                                                         39                  5,000
                                                                              ---------------------------------
      Total net increase in net assets from
         capital share transactions                                               46,398                  9,733
                                                                              ---------------------------------
   Net increase (decrease) in net assets                                         (23,042)               106,786

NET ASSETS
   Beginning of year                                                           2,212,030              2,105,244
                                                                              ---------------------------------
   End of year                                                                $2,188,988             $2,212,030
                                                                              =================================
Accumulated undistributed net investment income:
   End of year                                                                $    2,249             $    2,196
                                                                              =================================

* R6 Shares commenced operations on December 1, 2016.

See accompanying notes to financial statements.

================================================================================

54  | USAA HIGH INCOME FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 50 separate funds. The USAA High Income Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek to provide an attractive total return primarily through high current income and secondarily through capital appreciation.

The Fund consists of four classes of shares: High Income Fund Shares (Fund Shares), High Income Fund Institutional Shares (Institutional Shares), High Income Fund Adviser Shares (Adviser Shares) and High Income Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

================================================================================

56  | USAA HIGH INCOME FUND

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

        prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

    8. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities

================================================================================

58  | USAA HIGH INCOME FUND

================================================================================

        are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold. Level 2 securities include equity securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at July 31, 2018, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an

================================================================================

60  | USAA HIGH INCOME FUND

================================================================================

    unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JULY 31, 2018* (IN THOUSANDS)

                                            ASSET DERIVATIVES                       LIABILITY DERIVATIVES
    ----------------------------------------------------------------------------------------------------------
                                  STATEMENT OF                                STATEMENT OF
    DERIVATIVES NOT               ASSETS AND                                  ASSETS AND
    ACCOUNTED FOR AS              LIABILITIES                                 LIABILITIES
    HEDGING INSTRUMENTS           LOCATION                 FAIR VALUE         LOCATION              FAIR VALUE
    ----------------------------------------------------------------------------------------------------------
    Equity contracts              Net unrealized             $68**                _                     $-
                                  appreciation of
                                  investments and
                                  futures contracts
    ----------------------------------------------------------------------------------------------------------

     * For open derivative instruments as of July 31, 2018, see the Portfolio of Investments.
    ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only the variation margin from the last business day of the reporting period is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2018 (IN THOUSANDS)

                                                                                        CHANGE IN
                                                                                        UNREALIZED
    DERIVATIVES NOT                                              REALIZED GAIN          APPRECIATION/
    ACCOUNTED FOR AS               STATEMENT OF                  (LOSS) ON              (DEPRECIATION)
    HEDGING INSTRUMENTS            OPERATIONS LOCATION           DERIVATIVES            ON DERIVATIVES
    --------------------------------------------------------------------------------------------------
    Equity contracts               Net realized gain (loss)         $(5,520)                 $158
                                   on Futures transactions /
                                   Change in net unrealized
                                   appreciation / (depreciation)
                                   of Futures contracts
    --------------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended July 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

    preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

================================================================================

62  | USAA HIGH INCOME FUND

================================================================================

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

I. REDEMPTION FEES - All share classes held in the Fund less than 180 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended July 31, 2018, the Fund Shares, Institutional Shares and Adviser Shares charged redemption fees of $183,000, less than $500 and $1,000, respectively. The R6 Shares did not charge any redemption fees.

J. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

    performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

================================================================================

64  | USAA HIGH INCOME FUND

================================================================================

For the year ended July 31, 2018, the Fund paid CAPCO facility fees of $17,000, which represents 2.7% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended July 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for perpetual bond, defaulted bond, non-REIT return of capital dividend, REIT return of capital dividend, REIT capital gain dividend, passive foreign investment company, hybrid interest accrual, and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase accumulated undistributed net investment income and accumulated net realized loss on investments by $171,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2018, and 2017, was as follows:

                                          2018                          2017
                                      ------------------------------------------
Ordinary income*                      $128,405,000                  $125,970,000
                                      ------------                  ------------

As of July 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $  2,683,000
Accumulated capital and other losses                                 (78,822,000)
Unrealized appreciation of investments                                18,413,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, REIT

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

return of capital dividend, non-REIT return of capital dividend, perpetual bond, defaulted bond, hybrid interest accrual, and futures contracts marked to market adjustments.

Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2018, the Fund had net capital loss carryforwards of $78,822,000, for federal income tax purposes as shown in the table below. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                             CAPITAL LOSS CARRYFORWARDS
                      ---------------------------------------
                                    TAX CHARACTER
                      ---------------------------------------
                      (NO EXPIRATION)               BALANCE
                      --------------              -----------
                      Short-Term                  $15,214,000
                      Long-Term                    63,608,000
                                                  -----------
                          Total                   $78,822,000
                                                  ===========

TAX BASIS OF INVESTMENTS - At July 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                   NET
                                          GROSS               GROSS             UNREALIZED
                                        UNREALIZED          UNREALIZED         APPRECIATION/
FUND                  TAX COST         APPRECIATION        DEPRECIATION       (DEPRECIATION)
--------------------------------------------------------------------------------------------
USAA High
  Income Fund      $2,261,410,000      $115,194,000        $(96,781,000)        $18,413,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2018, were $506,235,000 and $468,672,000, respectively.

================================================================================

66  | USAA HIGH INCOME FUND

================================================================================

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At July 31, 2018, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                     NON-CASH COLLATERAL                 CASH COLLATERAL
------------------------------------------------------------------------------------
   $112,757,000                           $-                          $116,336,000

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2018, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                    YEAR ENDED                    YEAR ENDED
                                                  JULY 31, 2018                  JULY 31, 2017
----------------------------------------------------------------------------------------------------
                                             SHARES          AMOUNT          SHARES          AMOUNT
                                            --------------------------------------------------------
FUND SHARES:
Shares sold                                  28,387        $ 231,121         29,360        $ 239,353
Shares issued from reinvested
  dividends                                   8,071           65,364          7,674           62,476
Shares redeemed*                            (34,005)        (276,208)       (28,572)        (232,427)
                                            --------------------------------------------------------
Net increase from capital
  share transactions                          2,453        $  20,277          8,462        $  69,402
                                            ========================================================
INSTITUTIONAL SHARES:
Shares sold                                  14,057        $ 114,252         16,858        $ 137,350
Shares issued from reinvested
  dividends                                   6,800           55,026          6,840           55,601
Shares redeemed*                            (17,670)        (143,428)       (31,672)        (258,108)
                                            --------------------------------------------------------
Net increase (decrease) from
  capital share transactions                  3,187        $  25,850         (7,974)       $ (65,157)
                                            ========================================================
ADVISER SHARES:
Shares sold                                     177        $   1,443            163        $   1,332
Shares issued from reinvested
  dividends                                      30              242             27              223
Shares redeemed*                               (178)          (1,453)          (131)          (1,067)
                                            --------------------------------------------------------
Net increase from capital
  share transactions                             29        $     232             59        $     488
                                            ========================================================
R6 SHARES (COMMENCED ON
DECEMBER 1, 2016):
Shares sold                                       5        $      39            627        $   5,000
Shares issued from reinvested
  dividends                                       -**              -**            -                -
Shares redeemed*                                  -**              -**            -                -
                                            --------------------------------------------------------
Net increase from capital
  share transactions                              5        $      39            627        $   5,000
                                            ========================================================


*Net of redemption fees, if any.

**Represents less than 500 shares or $500.

================================================================================

68  | USAA HIGH INCOME FUND

================================================================================

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the year ended July 31, 2018, the Fund had no subadviser(s).

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper High Yield Bond Funds Index. The Lipper High Yield Bond Funds Index tracks the total return performance of funds within the Lipper High Yield Funds category.

For the Fund Shares, Institutional Shares, and Adviser Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the R6 Shares commenced on December 1, 2016, and includes performance of the Fund Shares for periods prior to December 1, 2016. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 20 to 50                                 +/- 4
    +/- 51 to 100                                +/- 5
    +/- 101 and greater                          +/- 6

(1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper High Yield Bond Funds Index over that period, even if the class had overall negative returns during the performance period.

For the year ended July 31, 2018, the Fund incurred total management fees, paid or payable to the Manager, of $10,684,000, which included a performance adjustment for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares of $(207,000), $(109,000), $(4,000), and less than $(500), respectively.
For the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares the performance adjustments were (0.02)%, (0.01)%, (0.04)%, and less than (0.01)%, respectively.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, 0.10% of average net assets of the Institutional Shares, and 0.05% of average net assets of the R6 Shares. For the year ended July 31, 2018, the Fund Shares, Institutional Shares, Adviser Shares and R6 Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,823,000, $970,000, $15,000 and $3,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2018, the Fund reimbursed the Manager $27,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

================================================================================

70  | USAA HIGH INCOME FUND

================================================================================

EXPENSE LIMITATION - The Manager agreed, through November 30, 2018, to limit the total annual operating expenses of the Adviser Shares and R6 Shares to 1.00% and 0.65%, respectively, of their average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares and R6 Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2018, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. Prior to December 1, 2017, the Adviser Shares' expense limitation was 1.05% of average net assets. For the year ended July 31, 2018, the Adviser Shares and R6 Shares incurred reimbursable expenses of $12,000 and $14,000, respectively, of which $6,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average net assets, plus out-of-pocket expenses. For the year ended
July 31, 2018, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred transfer agent's fees, paid or payable to SAS, of $1,676,000, $970,000, and $7,000, and less than $1,000 respectively. Additionally, the R6 Shares recorded a capital contribution and receivable from SAS of less than $500 at July 31, 2018, for adjustments related to corrections to certain shareholder transactions.

DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  71

================================================================================

ended July 31, 2018, the Adviser Shares incurred distribution and service (12b-1) fees of $25,000.

UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 18 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of July 31, 2018, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                0.3
Target Retirement Income                                                0.5
Target Retirement 2020                                                  1.0
Target Retirement 2030                                                  1.7
Target Retirement 2040                                                  1.2
Target Retirement 2050                                                  0.3
Target Retirement 2060                                                  0.0*

* Represents less than 0.1%.

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At July 31, 2018, USAA and its affiliates owned 617,000 Adviser Shares and 627,000 R6 Shares, which represents 49.5% of the Adviser Shares outstanding, 99.2% of the R6 Shares outstanding, and 0.5% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

72  | USAA HIGH INCOME FUND

================================================================================

(9) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended July 31, 2018, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                    NET REALIZED
                                                    COST TO         GAIN (LOSS)
SELLER                   PURCHASER                 PURCHASER          TO SELLER
--------------------------------------------------------------------------------
High Income       Intermediate-Term Bond ETF      $ 1,840,000       $  351,000
High Income       Income                           19,652,000        2,251,000
High Income       Intermediate-Term Bond            8,441,000          661,000
High Income       Short-Term Bond                   5,309,000          137,000

(10) UPCOMING REGULATORY MATTERS

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit are effective December 1, 2018. However, Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, delayed other requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule to the Funds' financial statements and various filings.

(11) UPCOMING ACCOUNTING PRONOUNCEMENTS

(ASU) 2017-08, PREMIUM AMORTIZATION OF PURCHASED CALLABLE DEBT SECURITIES
-------------------------------------------------------------------------
In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  73

================================================================================

security's contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

(ASU) 2018-13, FAIR VALUE MEASUREMENT
-------------------------------------
In August 2018, the FASB issued an ASU 2018-13, Fair Value Measurement (Topic
820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. The adoption of this ASU guidance is not expected to have a material impact on the financial statements and other disclosures.

================================================================================

74  | USAA HIGH INCOME FUND

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                      YEAR ENDED JULY 31,
                                   ----------------------------------------------------------------------------------
                                         2018              2017             2016               2015              2014
                                   ----------------------------------------------------------------------------------
Net asset value at
  beginning of period              $     8.27        $     7.90       $     8.17         $     8.91        $     8.79
                                   ----------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .47               .47              .48                .47               .50
  Net realized and unrealized
    gain (loss)                          (.26)              .37             (.28)              (.68)              .29
                                   ----------------------------------------------------------------------------------
Total from investment
  operations                              .21               .84              .20               (.21)              .79
                                   ----------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.47)             (.47)            (.47)              (.47)             (.51)
  Realized capital gains                    -                 -                -               (.06)             (.16)
                                   ----------------------------------------------------------------------------------
Total distributions                      (.47)             (.47)            (.47)              (.53)             (.67)
                                   ----------------------------------------------------------------------------------
Redemption fees added to
  beneficial interests(a)                 .00               .00              .00                .00               .00
                                   ----------------------------------------------------------------------------------
Net asset value at
  end of period                    $     8.01        $     8.27       $     7.90         $     8.17        $     8.91
                                   ==================================================================================
Total return (%)*                        2.65             10.92             2.95              (2.42)             9.35
Net assets at end of
  period (000)                     $1,207,790        $1,225,990       $1,105,081         $1,322,058        $1,521,633
Ratios to average net assets:**
  Expenses (%)(b)                         .81               .83              .82                .89               .89
  Net investment income (%)              5.79              5.80             6.22               5.46              5.71
Portfolio turnover (%)                     22                21               36                 16                21

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2018, average net assets were $1,215,599,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  75

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED JULY 31,
                                    --------------------------------------------------------------------
                                        2018           2017           2016           2015           2014
                                    --------------------------------------------------------------------
Net asset value at
  beginning of period               $   8.26       $   7.90       $   8.16       $   8.91       $   8.78
                                    --------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                  .48            .48            .48            .48            .52
  Net realized and unrealized
    gain (loss)                         (.26)           .36           (.26)          (.69)           .29
                                    --------------------------------------------------------------------
Total from investment
  operations                             .22            .84            .22           (.21)           .81
                                    --------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.48)          (.48)          (.48)          (.48)          (.52)
  Realized capital gains                   -              -              -           (.06)          (.16)
                                    --------------------------------------------------------------------
Total distributions                     (.48)          (.48)          (.48)          (.54)          (.68)
                                    --------------------------------------------------------------------
Redemption fees added
  to beneficial interests                .00(a)         .00(a)         .00(a)         .00(a)           -
                                    --------------------------------------------------------------------
Net asset value at
  end of period                     $   8.00       $   8.26       $   7.90       $   8.16       $   8.91
                                    ====================================================================
Total return (%)*                       2.74          10.89           3.19          (2.44)          9.61
Net assets at end of
  period (000)                      $966,124       $970,767       $990,980       $811,060       $757,419
Ratios to average net assets:**
  Expenses (%)(b)                        .72            .75            .71            .80            .76
  Net investment income (%)             5.88           5.89           6.32           5.55           5.87
Portfolio turnover (%)                    22             21             36             16             21

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2018, average net assets were $970,295,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.

================================================================================

76  | USAA HIGH INCOME FUND

================================================================================

ADVISER SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED JULY 31,
                                      -------------------------------------------------------------------
                                         2018           2017           2016           2015           2014
                                      -------------------------------------------------------------------
Net asset value at
  beginning of period                 $  8.28        $  7.92         $ 8.18        $  8.92         $ 8.79
                                      -------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                   .46            .46            .44            .45            .49
  Net realized and unrealized
    gain (loss)                          (.26)           .35           (.25)          (.69)           .27
                                      -------------------------------------------------------------------
Total from investment
  operations                              .20            .81            .19           (.24)           .76
                                      -------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.45)          (.45)          (.45)          (.45)          (.48)
  Realized capital gains                    -              -              -           (.06)          (.16)
                                      -------------------------------------------------------------------
Total distributions                      (.45)          (.45)          (.45)          (.51)          (.64)
                                      -------------------------------------------------------------------
Redemption fees added to
  beneficial interests                    .00(b)         .00(b)         .00(b)         .01            .01
                                      -------------------------------------------------------------------
Net asset value at
  end of period                       $  8.03        $  8.28         $ 7.92        $  8.18         $ 8.92
                                      ===================================================================
Total return (%)*                        2.55          10.49           2.73          (2.67)          9.16
Net assets at end of
  period (000)                        $10,019        $10,096         $9,183        $12,545         $9,218
Ratios to average net assets:**
  Expenses (%)(e)                        1.02(d)        1.08(c)        1.15           1.16(a)        1.19
  Expenses, excluding
    reimbursements (%)(e)                1.13           1.15           1.19           1.21           1.19
  Net investment income (%)              5.58           5.55           5.88           5.19           5.41
Portfolio turnover (%)                     22             21             36             16             21

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2018, average net assets were $9,963,000.
(a) Prior to December 1, 2014, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.20% of the Adviser Shares' average net assets.
(b) Represents less than $0.01 per share.
(c) Prior to December 1, 2016, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.15% of the Adviser Shares' average net assets.
(d) Prior to December 1, 2017, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.05% of the Adviser Shares' average net assets.
(e) Does not include acquired fund fees, if any.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  77

================================================================================

R6 SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                  YEAR ENDED          PERIOD ENDED
                                                   JULY 31,             JULY 31,
                                                 ---------------------------------
                                                     2018                  2017***
                                                 ---------------------------------
Net asset value at beginning of period             $ 8.26                $ 7.98
                                                   ----------------------------
Income (loss) from investment operations:
  Net investment income                               .48                   .32
  Net realized and unrealized gain (loss)            (.25)                  .28
                                                   ----------------------------
Total from investment operations                      .23                   .60
                                                   ----------------------------
Less distributions from:
  Net investment income                              (.48)                 (.32)
                                                   ----------------------------
Net asset value at end of period                   $ 8.01                $ 8.26
                                                   ============================
Total return (%)*                                    2.94                  7.64
Net assets at end of period (000)                  $5,055                $5,177
Ratios to average net assets:**
  Expenses (%)(b)                                     .65                   .65(a)
  Expenses, excluding reimbursements (%)(b)           .92                  1.26(a)
  Net investment income (%)                          5.95                  5.88(a)
Portfolio turnover (%)                                 22                    21

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2018, average net assets were $5,096,000.
*** R6 Shares commenced operations on December 1, 2016.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Does not include acquired fund fees, if any.

================================================================================

78  | USAA HIGH INCOME FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2018, through July 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may

================================================================================

                                                           EXPENSE EXAMPLE |  79

================================================================================

use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                          EXPENSES PAID
                                            BEGINNING                ENDING              DURING PERIOD*
                                          ACCOUNT VALUE           ACCOUNT VALUE         FEBRUARY 1, 2018 -
                                         FEBRUARY 1, 2018         JULY 31, 2018           JULY 31, 2018
                                         -----------------------------------------------------------------
FUND SHARES
Actual                                      $1,000.00                $1,003.30                $4.12

Hypothetical
  (5% return before expenses)                1,000.00                 1,020.68                 4.16

INSTITUTIONAL SHARES
Actual                                       1,000.00                 1,003.10                 3.77

Hypothetical
  (5% return before expenses)                1,000.00                 1,021.03                 3.81

ADVISER SHARES
Actual                                       1,000.00                 1,002.40                 4.96

Hypothetical
  (5% return before expenses)                1,000.00                 1,019.84                 5.01

R6 SHARES
Actual                                       1,000.00                 1,005.40                 3.23

Hypothetical
  (5% return before expenses)                1,000.00                 1,021.57                 3.26

*Expenses are equal to the annualized expense ratio of 0.83% for Fund Shares, 0.76% for Institutional Shares, 1.00% for Adviser Shares, and 0.65% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 0.33% for Fund Shares, 0.31% for Institutional Shares, 0.24% for Adviser Shares, and 0.54% for R6 Shares, for the six-month period of February 1, 2018, through July 31, 2018.

================================================================================

80  | USAA HIGH INCOME FUND

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2018

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2018, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  81

================================================================================

meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund including ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks.

================================================================================

82  | USAA HIGH INCOME FUND

================================================================================

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the advisory fees and total expense ratios of the Fund as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its

================================================================================

                                                     ADVISORY AGREEMENT(S) |  83

================================================================================

expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and expense universe. The Board took into account management's discussion of the Fund's expenses. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one-, five- and ten-year periods ended December 31, 2017, and was below the average of its performance universe for the three-year period ended December 31, 2017, and was below its Lipper index for the one- and three-year periods ended December 31, 2017, and was above its Lipper index for the five- and ten-year periods. The Board also noted that the Fund's percentile performance ranking was in the top 35% of its performance universe for the one-year period ended December 31, 2017, was in the bottom 50% of its performance universe for the three-year period ended December 31, 2017, was in the top 25% of its performance universe for the five-year period ended December 31, 2017, and was in the top 20% of its performance universe for the ten-year period ended December 31, 2017.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of

================================================================================

84  | USAA HIGH INCOME FUND

================================================================================

certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that the Manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also took into account management's discussion of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  85

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 56 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

86  | USAA HIGH INCOME FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  87

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

88  | USAA HIGH INCOME FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  89

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over ten years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

90  | USAA HIGH INCOME FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  91

================================================================================

INTERESTED OFFICERS(1)

--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

92  | USAA HIGH INCOME FUND

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13).
Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  93

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                          PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

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================================================================================
40052-0918                                   (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                                   [GRAPHIC OF USAA INCOME FUND]

 ======================================================================

       ANNUAL REPORT
       USAA INCOME FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES o R6 SHARES JULY 31, 2018

 ======================================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"INVESTORS WHO ARE OVERLY CONCENTRATED IN
PARTICULAR ASSET CLASSES COULD BE CARRYING MORE     [PHOTO OF BROOKS ENGLEHARDT]
RISK IN THEIR PORTFOLIOS THAN THEY REALIZE.
THIS IS TRUE EVEN FOR THOSE WHO THINK THEY ARE
DIVERSIFIED."

--------------------------------------------------------------------------------

SEPTEMBER 2018

U.S. stocks advanced during the opening months of the reporting period ended July 31, 2018, while bond prices remained relatively range bound. The situation was similar when the reporting period ended. A casual observer might think this reporting period was rather uneventful; however, the opposite is true.

At first, stocks recorded gains, supported by robust global economic growth and better-than-expected corporate earnings. Bond prices were generally steady, even as the Federal Reserve (the Fed) continued to raise short-term interest rates. In December 2017, federal tax legislation was passed by Congress and signed into law by President Trump. The new law, which became effective in January 2018, lowered the corporate tax rate from 35% to 21% and was widely expected to increase companies' cash flows and bottom lines.

In February 2018, volatility--noticeably absent during 2017--re-emerged. U.S. stocks fell and long-term interest rates rose as inflation fears surfaced. In March and April 2018, U.S. inflation climbed above the Fed's 2% target, suggesting that the central bank might increase the pace of its interest rate increases. Market turbulence continued through the rest of the reporting period, fueled by tensions between the United States and its trading partners and the imposition of tariffs. Other geopolitical events also roiled the markets, including the potential that Italy's incoming government might try to weaken that country's role in the European Union; U.S.-North Korea tensions, along with a high-profile summit in Singapore; and a meeting in Helsinki between President Trump and Russia's president, Vladimir Putin.

At the same time, global economic growth softened. Weaker growth, combined with trade-related political rhetoric led a number of central banks to postpone planned interest rate increases. In the United States, however, as the economic expansion continued and the job market improved, the Fed maintained its slow-and-steady approach to raising interest rates, boosting them in December 2017 and again in March and June 2018. Fed policymakers also increased the projected total number of 2018 interest rate increases from three to four. At the end of the reporting period, the market

================================================================================

================================================================================

appeared to believe that the Fed would take action in September and December
2018.

For the reporting period overall, U.S. stocks recorded double-digit gains. Bond prices were generally unchanged, though high-yield securities and tax-exempt bonds produced positive returns. Meanwhile, the U.S. Treasury yield curve flattened as shorter-term yields rose more than longer-term yields. We believe a flattening yield curve raises concerns because it might be followed by an inversion, in which two-year yields are higher than 10-year yields. A yield-curve inversion has sometimes signaled an approaching recession.

At USAA Investments, although we believe there is little chance of a recession in the next reporting period, we expect to hear a lot of media "noise" about trade in the coming months, as well as on other issues that could provoke an emotional reaction from investors. We recommend that investors focus on information that can provide the perspective they need to manage their investments.

Investors may also want to make sure their portfolios are adequately diversified. The primary benefit of diversification is long-term risk management. Investors who are overly concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This is true even for those who think they are diversified. U.S. stocks have outperformed for some time, so their weighting within a portfolio could have grown rather large and might need to be rebalanced.

Now that the summer is over, you may want to review your financial situation. Please give our financial advisors a call. At USAA Investments, we are committed to helping you meet your financial objectives.

In the months ahead, we will continue to monitor the financial markets, economic conditions, Fed monetary policy, shifts in interest rates, and other matters that could potentially affect your investments. On behalf of everyone here at USAA Investments, thank you for allowing us to help with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY ON THE FUND                                                1

INVESTMENT OVERVIEW                                                             6

FINANCIAL INFORMATION

   Distributions to Shareholders                                               21

   Report of Independent Registered
     Public Accounting Firm                                                    22

   Portfolio of Investments                                                    23

   Notes to Portfolio of Investments                                           64

   Financial Statements                                                        70

   Notes to Financial Statements                                               74

   Financial Highlights                                                        94

EXPENSE EXAMPLE                                                                98

ADVISORY AGREEMENT(S)                                                         100

TRUSTEES' AND OFFICERS' INFORMATION                                           105

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JULIANNE BASS, CFA                     BRIAN W. SMITH, CFA, CPA
    KURT DAUM, JD                          JOHN SPEAR, CFA

--------------------------------------------------------------------------------

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Yields rose along the U.S. Treasury curve during the reporting period ended July 31, 2018, with short-term yields climbing more than longer-term yields. This "bear flattening" was driven on the shorter end by the

                          o U.S. TREASURY YIELD CURVE o

                      [CHART OF U.S. TREASURY YIELD CURVE]

                  YIELD (MID CONVENTIONAL %)          YIELD (CHANGE IN
MATURITY      07/29/17 YIELD      07/31/18 YIELD        BASIS POINTS)
 1M               0.982               1.891                0.91
 3M               1.075               2.023                0.95
 6M               1.134               2.194                1.06
 1Y               1.215               2.414                1.20
 2Y               1.352               2.671                1.32
 3Y               1.509               2.768                1.26
 5Y               1.837               2.849                1.01
 7Y               2.114               2.926                0.81
10Y               2.295               2.961                0.67
30Y               2.901               3.083                0.18

                                   [END CHART]

                         Source: Bloomberg Finance L.P.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    Federal Reserve's (the Fed) ongoing interest rate increases and on the longer end by strong U.S. economic growth, low unemployment, and tame inflation. The two-year U.S. Treasury yield rose 132 basis points, while the 10-year and 30-year U.S. Treasury yields increased 67 and 18 basis points, respectively. (A basis point is 1/100th of a percent.)

    The Fed raised short-term interest rates three times during the reporting period, by 25 basis points on each occasion, in December 2017 and again in March and June 2018. At the end of the reporting period, the federal funds target rate was in a range between 1.75% and 2.00%. Starting in October 2017, the Fed began trimming the size of its balance sheet by gradually decreasing the reinvestment of maturing holdings of U.S. Treasury and government-sponsored mortgage-backed securities. During November 2017, President Trump nominated Fed governor Jerome Powell to follow Janet Yellen as chair of the U.S. central bank. Powell began his term in February 2018. During July 2018, in Congressional testimony, he said that the Fed was likely to continue gradually raising short-term interest rates as long as economic growth remained strong and inflation remained stable. Near the end of July 2018, the U.S. Department of Commerce reported that during the second quarter 2018, the U.S. economy had grown by 4.1%, the fastest pace in nearly four years, driven by robust consumer and business spending. At its final policy meeting of the reporting period, the Fed held rates steady and suggested that the third interest rate increase of 2018 might come in September.

    Among the unfavorable conditions during the reporting period were tensions between the United States and North Korea and trade-related rhetoric from the Trump Administration, and while the rising fiscal deficit is an ongoing investor concern, U.S. Treasury yields did not appear to reflect it during the reporting period. A rising fiscal deficit is likely to lead to higher U.S. Treasury yields over time due to increasing supply and the Fed's reduction of its balance sheet. Meanwhile, the U.S. dollar strengthened compared to other major global currencies, suggesting global financial conditions might be tightening.

================================================================================

2  | USAA INCOME FUND

================================================================================

                o BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX o

                         Average Option Adjusted Spread

             [CHART OF BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX]

                                                                  Average Option Adjusted
                                                                   Spread in place of OAS
 7/31/2017                                                                  0.98
  8/1/2017                                                                  0.98
  8/2/2017                                                                  0.98
  8/3/2017                                                                  0.99
  8/4/2017                                                                  1.00
  8/7/2017                                                                  1.00
  8/8/2017                                                                  1.01
  8/9/2017                                                                  1.03
 8/10/2017                                                                  1.05
 8/11/2017                                                                  1.06
 8/14/2017                                                                  1.05
 8/15/2017                                                                  1.04
 8/16/2017                                                                  1.04
 8/17/2017                                                                  1.04
 8/18/2017                                                                  1.05
 8/21/2017                                                                  1.05
 8/22/2017                                                                  1.04
 8/23/2017                                                                  1.05
 8/24/2017                                                                  1.04
 8/25/2017                                                                  1.04
 8/28/2017                                                                  1.04
 8/29/2017                                                                  1.05
 8/30/2017                                                                  1.04
 8/31/2017                                                                  1.04
  9/1/2017                                                                  1.04
  9/5/2017                                                                  1.05
  9/6/2017                                                                  1.05
  9/7/2017                                                                  1.06
  9/8/2017                                                                  1.07
 9/11/2017                                                                  1.06
 9/12/2017                                                                  1.05
 9/13/2017                                                                  1.04
 9/14/2017                                                                  1.04
 9/15/2017                                                                  1.03
 9/18/2017                                                                  1.02
 9/19/2017                                                                  1.01
 9/20/2017                                                                  1.00
 9/21/2017                                                                  1.01
 9/22/2017                                                                  1.01
 9/25/2017                                                                  1.01
 9/26/2017                                                                  1.00
 9/27/2017                                                                  0.99
 9/28/2017                                                                  0.97
 9/29/2017                                                                  0.96
 10/2/2017                                                                  0.95
 10/3/2017                                                                  0.94
 10/4/2017                                                                  0.94
 10/5/2017                                                                  0.94
 10/6/2017                                                                  0.94
10/10/2017                                                                  0.93
10/11/2017                                                                  0.93
10/12/2017                                                                  0.94
10/13/2017                                                                  0.94
10/16/2017                                                                  0.93
10/17/2017                                                                  0.93
10/18/2017                                                                  0.93
10/19/2017                                                                  0.93
10/20/2017                                                                  0.91
10/23/2017                                                                  0.91
10/24/2017                                                                  0.90
10/25/2017                                                                  0.90
10/26/2017                                                                  0.90
10/27/2017                                                                  0.90
10/30/2017                                                                  0.90
10/31/2017                                                                  0.91
 11/1/2017                                                                  0.91
 11/2/2017                                                                  0.92
 11/3/2017                                                                  0.93
 11/6/2017                                                                  0.93
 11/7/2017                                                                  0.94
 11/8/2017                                                                  0.95
 11/9/2017                                                                  0.96
11/10/2017                                                                  0.96
11/13/2017                                                                  0.96
11/14/2017                                                                  0.96
11/15/2017                                                                  0.98
11/16/2017                                                                  0.97
11/17/2017                                                                  0.97
11/20/2017                                                                  0.96
11/21/2017                                                                  0.94
11/22/2017                                                                  0.94
11/24/2017                                                                  0.94
11/27/2017                                                                  0.94
11/28/2017                                                                  0.93
11/29/2017                                                                  0.93
11/30/2017                                                                  0.92
 12/1/2017                                                                  0.93
 12/4/2017                                                                  0.92
 12/5/2017                                                                  0.91
 12/6/2017                                                                  0.92
 12/7/2017                                                                  0.92
 12/8/2017                                                                  0.92
12/11/2017                                                                  0.92
12/12/2017                                                                  0.91
12/13/2017                                                                  0.91
12/14/2017                                                                  0.91
12/15/2017                                                                  0.91
12/18/2017                                                                  0.90
12/19/2017                                                                  0.90
12/20/2017                                                                  0.90
12/21/2017                                                                  0.89
12/22/2017                                                                  0.89
12/26/2017                                                                  0.89
12/27/2017                                                                  0.89
12/28/2017                                                                  0.89
12/29/2017                                                                  0.89
  1/2/2018                                                                  0.90
  1/3/2018                                                                  0.89
  1/4/2018                                                                  0.89
  1/5/2018                                                                  0.89
  1/8/2018                                                                  0.88
  1/9/2018                                                                  0.87
 1/10/2018                                                                  0.86
 1/11/2018                                                                  0.86
 1/12/2018                                                                  0.86
 1/16/2018                                                                  0.85
 1/17/2018                                                                  0.85
 1/18/2018                                                                  0.85
 1/19/2018                                                                  0.86
 1/22/2018                                                                  0.85
 1/23/2018                                                                  0.85
 1/24/2018                                                                  0.85
 1/25/2018                                                                  0.84
 1/26/2018                                                                  0.83
 1/29/2018                                                                  0.82
 1/30/2018                                                                  0.82
 1/31/2018                                                                  0.82
  2/1/2018                                                                  0.81
  2/2/2018                                                                  0.81
  2/5/2018                                                                  0.82
  2/6/2018                                                                  0.84
  2/7/2018                                                                  0.83
  2/8/2018                                                                  0.84
  2/9/2018                                                                  0.88
 2/12/2018                                                                  0.88
 2/13/2018                                                                  0.91
 2/14/2018                                                                  0.89
 2/15/2018                                                                  0.88
 2/16/2018                                                                  0.88
 2/20/2018                                                                  0.89
 2/21/2018                                                                  0.88
 2/22/2018                                                                  0.89
 2/23/2018                                                                  0.90
 2/26/2018                                                                  0.90
 2/27/2018                                                                  0.90
 2/28/2018                                                                  0.91
  3/1/2018                                                                  0.94
  3/2/2018                                                                  0.95
  3/5/2018                                                                  0.94
  3/6/2018                                                                  0.93
  3/7/2018                                                                  0.94
  3/8/2018                                                                  0.95
  3/9/2018                                                                  0.95
 3/12/2018                                                                  0.97
 3/13/2018                                                                  0.97
 3/14/2018                                                                  0.99
 3/15/2018                                                                  0.99
 3/16/2018                                                                  0.98
 3/19/2018                                                                  0.99
 3/20/2018                                                                  0.99
 3/21/2018                                                                  1.00
 3/22/2018                                                                  1.02
 3/23/2018                                                                  1.04
 3/26/2018                                                                  1.03
 3/27/2018                                                                  1.03
 3/28/2018                                                                  1.03
 3/29/2018                                                                  1.03
 3/30/2018                                                                  1.03
  4/2/2018                                                                  1.04
  4/3/2018                                                                  1.03
  4/4/2018                                                                  1.02
  4/5/2018                                                                  1.01
  4/6/2018                                                                  1.02
  4/9/2018                                                                  1.02
 4/10/2018                                                                  1.01
 4/11/2018                                                                  1.01
 4/12/2018                                                                  1.00
 4/13/2018                                                                  1.00
 4/16/2018                                                                  0.99
 4/17/2018                                                                  0.99
 4/18/2018                                                                  0.99
 4/19/2018                                                                  1.00
 4/20/2018                                                                  0.99
 4/23/2018                                                                  1.00
 4/24/2018                                                                  1.00
 4/25/2018                                                                  1.01
 4/26/2018                                                                  1.02
 4/27/2018                                                                  1.02
 4/30/2018                                                                  1.02
  5/1/2018                                                                  1.04
  5/2/2018                                                                  1.04
  5/3/2018                                                                  1.05
  5/4/2018                                                                  1.06
  5/7/2018                                                                  1.06
  5/8/2018                                                                  1.06
  5/9/2018                                                                  1.05
 5/10/2018                                                                  1.05
 5/11/2018                                                                  1.03
 5/14/2018                                                                  1.02
 5/15/2018                                                                  1.03
 5/16/2018                                                                  1.02
 5/17/2018                                                                  1.03
 5/18/2018                                                                  1.03
 5/21/2018                                                                  1.03
 5/22/2018                                                                  1.03
 5/23/2018                                                                  1.03
 5/24/2018                                                                  1.04
 5/25/2018                                                                  1.05
 5/29/2018                                                                  1.08
 5/30/2018                                                                  1.09
 5/31/2018                                                                  1.09
  6/1/2018                                                                  1.09
  6/4/2018                                                                  1.08
  6/5/2018                                                                  1.09
  6/6/2018                                                                  1.09
  6/7/2018                                                                  1.09
  6/8/2018                                                                  1.10
 6/11/2018                                                                  1.10
 6/12/2018                                                                  1.09
 6/13/2018                                                                  1.09
 6/14/2018                                                                  1.09
 6/15/2018                                                                  1.10
 6/18/2018                                                                  1.11
 6/19/2018                                                                  1.12
 6/20/2018                                                                  1.12
 6/21/2018                                                                  1.15
 6/22/2018                                                                  1.15
 6/25/2018                                                                  1.17
 6/26/2018                                                                  1.16
 6/27/2018                                                                  1.17
 6/28/2018                                                                  1.17
 6/29/2018                                                                  1.16
  7/2/2018                                                                  1.17
  7/3/2018                                                                  1.16
  7/5/2018                                                                  1.15
  7/6/2018                                                                  1.15
  7/9/2018                                                                  1.13
 7/10/2018                                                                  1.12
 7/11/2018                                                                  1.12
 7/12/2018                                                                  1.12
 7/13/2018                                                                  1.11
 7/16/2018                                                                  1.10
 7/17/2018                                                                  1.11
 7/18/2018                                                                  1.10
 7/19/2018                                                                  1.10
 7/20/2018                                                                  1.10
 7/23/2018                                                                  1.08
 7/24/2018                                                                  1.07
 7/25/2018                                                                  1.06
 7/26/2018                                                                  1.04
 7/27/2018                                                                  1.03
 7/30/2018                                                                  1.03
 7/31/2018                                                                  1.03

                                   [END CHART]

    Credit spreads (yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity) were volatile but ended the reporting period near where they began. They started the reporting period at multi-year lows, widened significantly in the first half of 2018, and then narrowed again. During the reporting period overall, credit spreads based on the Bloomberg Barclays U.S. Aggregate Bond Index widened by five basis points from 0.98% on July 31, 2017 to 1.03% on July 31, 2018. Spreads are generally considered an indication of risk; the wider the spread, the greater the perceived risk.

    Lower-rated credits outperformed higher-rated credits during the period. Credit spreads on BBB-rated bonds widened by seven basis points, while credit spreads on both AAA- and AA-rated bonds narrowed by one basis point. High-yield credit spreads tightened by 16 basis points.

    Refer to page 9 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

o   HOW DID THE USAA INCOME FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has four share classes: Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares. For the reporting period ended July 31, 2018, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares had total returns of -0.47%, -0.41%, -0.61%, and -0.32%, respectively. This compares to returns of -0.80% for the Bloomberg Barclays U.S. Aggregate Bond Index (the Index) and -0.35% for the Lipper A Rated Bond Funds Index. At the same time, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares provided a one-year dividend yield of 3.44%, 3.50%, 3.22%, and 3.59%, respectively, compared to 2.76% for the Lipper A Rated Bond Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    In keeping with our disciplined investment process, we continued to build the portfolio bond by bond. We seek ideas where our fundamental understanding of the credit risk is different than that of the market, working with our team of analysts to evaluate each potential investment individually, rather than on the basis of thematic trends. During the reporting period, we did not try to anticipate interest-rate movements. Instead, we sought to manage the portfolio's sensitivity to interest rates by maintaining a duration position that was relatively in line with the Fund's Lipper peer group. (Duration is a measure of a portfolio's interest-rate sensitivity.) The Fund's SEC yield increased during the reporting period as we reinvested at higher interest rates. As of July 31, 2018, the Fund's SEC yield was 3.57%. This compares to an SEC yield of 2.89% on July 31, 2017.

    Relative to the Index, the Fund benefited from its underweight positions in U.S. Treasury securities and mortgage-backed securities, which

================================================================================

4  | USAA INCOME FUND

================================================================================

    recorded negative returns during the reporting period. Although the Fund's allocation to corporate credit overall, along with our security selection, added to the portfolio's performance, its position in shorter-duration corporate bonds detracted as short-term yields rose more than long-term yields during the reporting period. In addition, the Fund's corporate bond holdings, which comprise its largest fixed-income category, were negatively affected by rising interest rates, as well as widening credit spreads. Offsetting these results somewhat were the Fund's investments in floating-rate junior subordinated debt and bank loans, which bolstered returns. In addition, the Fund benefited by its allocation to taxable municipal bonds and equities.

    Our analysts continued to analyze and monitor every holding in the portfolio. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the positions we take in any one issuer.

    Thank you for allowing us to help you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Mortgage-backed securities have prepayment, extension, credit, and interest rate risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA INCOME FUND SHARES (FUND SHARES)
(Ticker Symbol: USAIX)

--------------------------------------------------------------------------------
                                        7/31/18                     7/31/17
--------------------------------------------------------------------------------
Net Assets                           $3.1 Billion                $3.6 Billion
Net Asset Value Per Share               $12.68                      $13.20

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
    1 YEAR                         5 YEARS                       10 YEARS
    -0.47%                         3.00%                          4.84%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 7/31/18           EXPENSE RATIO AS OF 7/31/17**
--------------------------------------------------------------------------------
              3.57%                                       0.49%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA INCOME FUND

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED JULY 31, 2018

--------------------------------------------------------------------------------------------
                      TOTAL RETURN       =      DIVIDEND RETURN         +       PRICE CHANGE
--------------------------------------------------------------------------------------------
10 YEARS                  4.84%          =           4.06%              +           0.78%
5 YEARS                   3.00%          =           3.56%              +          -0.56%
1 YEAR                   -0.47%          =           3.28%              +          -3.75%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR ONE-YEAR PERIODS ENDED JULY 31, 2009-JULY 31, 2018

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                                                           CHANGE IN
                  TOTAL RETURN      DIVIDEND RETURN       SHARE PRICE
7/31/2009             6.38%              5.96%                0.42%
7/31/2010            13.00%              5.24%                7.76%
7/31/2011             6.34%              4.23%                2.11%
7/31/2012             6.85%              3.94%                2.91%
7/31/2013             1.30%              3.51%               -2.21%
7/31/2014             5.43%              4.02%                1.41%
7/31/2015             1.45%              3.44%               -1.99%
7/31/2016             6.88%              3.72%                3.16%
7/31/2017             1.91%              3.40%               -1.49%
7/31/2018            -0.47%              3.28%               -3.75%

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                                               LIPPER CORPORATE
                                  USAA INCOME                      DEBT FUNDS
                                  FUND SHARES                   A RATED AVERAGE
7/31/2009                            5.43%                            4.97%
7/31/2010                            4.64%                            3.96%
7/31/2011                            4.01%                            3.53%
7/31/2012                            3.68%                            3.02%
7/31/2013                            3.62%                            2.83%
7/31/2014                            3.86%                            3.14%
7/31/2015                            3.68%                            2.73%
7/31/2016                            3.41%                            2.61%
7/31/2017                            3.37%                            2.65%
7/31/2018                            3.44%                            2.76%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 7/31/09 through 7/31/18.

The Lipper Corporate Debt Funds A Rated Average is the average performance level of all corporate A rated debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

8  | USAA INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                          LIPPER A       BLOOMBERG BARCLAYS
                     USAA INCOME         RATED BOND        U.S. AGGREGATE
                     FUND SHARES        FUNDS INDEX          BOND INDEX
 7/31/2008           $10,000.00          $10,000.00          $10,000.00
 8/31/2008            10,070.00           10,028.22           10,094.91
 9/30/2008             9,785.00            9,691.59            9,959.32
10/31/2008             9,246.00            9,180.80            9,724.23
11/30/2008             9,243.00            9,276.56           10,040.76
12/31/2008             9,431.00            9,619.78           10,415.37
 1/31/2009             9,425.00            9,593.33           10,323.47
 2/28/2009             9,411.00            9,479.78           10,284.50
 3/31/2009             9,557.00            9,592.54           10,427.47
 4/30/2009             9,778.00            9,783.75           10,477.33
 5/31/2009            10,163.00           10,046.35           10,553.32
 6/30/2009            10,350.00           10,222.43           10,613.35
 7/31/2009            10,638.00           10,530.67           10,784.54
 8/31/2009            10,893.00           10,658.41           10,896.20
 9/30/2009            11,095.00           10,921.56           11,010.67
10/31/2009            11,195.00           11,010.12           11,065.03
11/30/2009            11,345.00           11,140.26           11,208.29
12/31/2009            11,292.00           11,036.39           11,033.08
 1/31/2010            11,502.00           11,217.83           11,201.62
 2/28/2010            11,553.00           11,250.28           11,243.46
 3/31/2010            11,591.00           11,292.72           11,229.63
 4/30/2010            11,744.00           11,456.83           11,346.53
 5/31/2010            11,747.00           11,457.48           11,442.01
 6/30/2010            11,883.00           11,647.11           11,621.43
 7/31/2010            12,021.00           11,797.36           11,745.42
 8/31/2010            12,213.00           12,005.17           11,896.56
 9/30/2010            12,297.00           12,041.82           11,909.23
10/31/2010            12,373.00           12,064.03           11,951.64
11/30/2010            12,320.00           11,986.12           11,882.95
12/31/2010            12,213.00           11,896.47           11,754.80
 1/31/2011            12,257.00           11,909.62           11,768.49
 2/28/2011            12,315.00           11,992.42           11,797.92
 3/31/2011            12,351.00           11,996.78           11,804.44
 4/30/2011            12,498.00           12,171.81           11,954.29
 5/31/2011            12,635.00           12,322.75           12,110.29
 6/30/2011            12,606.00           12,234.39           12,074.84
 7/31/2011            12,784.00           12,448.30           12,266.44
 8/31/2011            12,866.00           12,517.70           12,445.65
 9/30/2011            12,858.00           12,582.71           12,536.19
10/31/2011            12,938.00           12,689.80           12,549.66
11/30/2011            12,913.00           12,586.63           12,538.77
12/31/2011            13,052.00           12,759.76           12,676.58
 1/31/2012            13,193.00           12,960.77           12,787.89
 2/29/2012            13,244.00           13,014.29           12,784.95
 3/31/2012            13,233.00           12,927.99           12,714.90
 4/30/2012            13,372.00           13,090.77           12,855.86
 5/31/2012            13,458.00           13,223.03           12,972.19
 6/30/2012            13,477.00           13,247.35           12,977.27
 7/31/2012            13,659.00           13,542.69           13,156.27
 8/31/2012            13,721.00           13,573.75           13,164.87
 9/30/2012            13,811.00           13,603.45           13,182.99
10/31/2012            13,914.00           13,698.58           13,208.92
11/30/2012            13,976.00           13,719.19           13,229.76
12/31/2012            13,966.00           13,689.34           13,210.92
 1/31/2013            13,967.00           13,602.29           13,118.52
 2/28/2013            14,069.00           13,696.39           13,184.28
 3/31/2013            14,110.00           13,708.41           13,194.81
 4/30/2013            14,285.00           13,954.47           13,328.32
 5/31/2013            14,080.00           13,605.42           13,090.52
 6/30/2013            13,773.00           13,228.80           12,888.02
 7/31/2013            13,836.00           13,273.70           12,905.64
 8/31/2013            13,750.00           13,159.34           12,839.68
 9/30/2013            13,867.00           13,271.90           12,961.23
10/31/2013            14,016.00           13,464.49           13,066.02
11/30/2013            14,001.00           13,409.46           13,017.10
12/31/2013            13,941.00           13,355.30           12,943.54
 1/31/2014            14,154.00           13,677.92           13,134.78
 2/28/2014            14,260.00           13,820.66           13,204.62
 3/31/2014            14,270.00           13,856.09           13,182.13
 4/30/2014            14,412.00           14,018.19           13,293.37
 5/31/2014            14,573.00           14,215.75           13,444.71
 6/30/2014            14,620.00           14,255.40           13,451.66
 7/31/2014            14,588.00           14,246.63           13,417.93
 8/31/2014            14,727.00           14,470.49           13,566.05
 9/30/2014            14,622.00           14,287.16           13,473.94
10/31/2014            14,730.00           14,444.74           13,606.38
11/30/2014            14,790.00           14,571.25           13,702.91
12/31/2014            14,762.00           14,636.15           13,715.75
 1/31/2015            15,035.00           15,134.08           14,003.34
 2/28/2015            14,962.00           14,854.55           13,871.69
 3/31/2015            15,003.00           14,907.04           13,936.08
 4/30/2015            14,968.00           14,791.40           13,886.08
 5/31/2015            14,941.00           14,684.73           13,852.63
 6/30/2015            14,742.00           14,444.67           13,701.57
 7/31/2015            14,800.00           14,581.61           13,796.84
 8/31/2015            14,701.00           14,464.37           13,776.99
 9/30/2015            14,741.00           14,555.62           13,870.18
10/31/2015            14,796.00           14,625.26           13,872.55
11/30/2015            14,734.00           14,577.32           13,835.87
12/31/2015            14,598.00           14,464.31           13,791.18
 1/31/2016            14,686.00           14,594.30           13,980.92
 2/29/2016            14,762.00           14,716.52           14,080.12
 3/31/2016            15,042.00           15,032.22           14,209.27
 4/30/2016            15,246.00           15,189.41           14,263.85
 5/31/2016            15,276.00           15,203.26           14,267.50
 6/30/2016            15,614.00           15,547.47           14,523.86
 7/31/2016            15,818.00           15,761.65           14,615.68
 8/31/2016            15,865.00           15,781.75           14,598.99
 9/30/2016            15,876.00           15,743.98           14,590.40
10/31/2016            15,762.00           15,578.47           14,478.80
11/30/2016            15,368.00           15,163.78           14,136.35
12/31/2016            15,451.00           15,227.47           14,156.26
 1/31/2017            15,533.00           15,288.86           14,184.05
 2/28/2017            15,692.00           15,441.02           14,279.39
 3/31/2017            15,691.00           15,425.57           14,271.87
 4/30/2017            15,827.00           15,566.54           14,382.03
 5/31/2017            15,989.00           15,740.93           14,492.70
 6/30/2017            16,012.00           15,797.22           14,478.16
 7/31/2017            16,119.00           15,884.39           14,540.47
 8/31/2017            16,264.00           16,045.76           14,670.84
 9/30/2017            16,196.00           15,981.17           14,601.00
10/31/2017            16,251.00           16,032.92           14,609.45
11/30/2017            16,237.00           16,048.41           14,590.68
12/31/2017            16,326.00           16,185.79           14,657.66
 1/31/2018            16,165.00           16,027.06           14,488.83
 2/28/2018            15,994.00           15,785.59           14,351.52
 3/31/2018            16,060.00           15,875.67           14,443.56
 4/30/2018            15,951.00           15,712.56           14,336.12
 5/31/2018            16,034.00           15,805.29           14,438.40
 6/30/2018            16,003.00           15,753.52           14,420.64
 7/31/2018            16,044.00           15,828.58           14,424.08

                                   [END CHART]

                       Data from 7/31/08 through 7/31/18.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Fund Shares to the following benchmarks:

o The unmanaged Lipper A Rated Bond Funds Index tracks the total return performance of funds within the Lipper Corporate Debt Funds A Rated category.

o The unmanaged Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly into an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper A Rated Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA INCOME FUND INSTITUTIONAL SHARES
(INSTITUTIONAL SHARES) (Ticker Symbol: UIINX)

--------------------------------------------------------------------------------
                                        7/31/18                    7/31/17
--------------------------------------------------------------------------------
Net Assets                           $4.6 Billion                $3.6 Billion
Net Asset Value Per Share               $12.67                      $13.19

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
    1 YEAR                  5 YEARS                    SINCE INCEPTION 8/01/08
    -0.41%                   3.08%                              4.96%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 7/31/18           EXPENSE RATIO AS OF 7/31/17**
--------------------------------------------------------------------------------
             3.67%                                        0.43%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

10  | USAA INCOME FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                                               LIPPER CORPORATE
                             USAA INCOME FUND                     DEBT FUNDS
                           INSTITUTIONAL SHARES                A RATED AVERAGE
7/31/2010                         4.86%                              3.96%
7/31/2011                         4.23%                              3.53%
7/31/2012                         3.80%                              3.02%
7/31/2013                         3.75%                              2.83%
7/31/2014                         3.96%                              3.14%
7/31/2015                         3.74%                              2.73%
7/31/2016                         3.49%                              2.61%
7/31/2017                         3.43%                              2.65%
7/31/2018                         3.50%                              2.76%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 7/31/10 through 7/31/18.

The Lipper Corporate Debt Funds A Rated Average is the average performance level of all corporate A rated debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                     USAA INCOME FUND          LIPPER         BLOOMBERG BARCLAYS
                       INSTITUTIONAL        A RATED BOND        U.S. AGGREGATE
                          SHARES             FUNDS INDEX          BOND INDEX
 7/31/2008             $10,000.00            $10,000.00           $10,000.00
 8/31/2008              10,055.00             10,028.22            10,094.91
 9/30/2008               9,773.00              9,691.59             9,959.32
10/31/2008               9,238.00              9,180.80             9,724.23
11/30/2008               9,237.00              9,276.56            10,040.76
12/31/2008               9,428.00              9,619.78            10,415.37
 1/31/2009               9,416.00              9,593.33            10,323.47
 2/28/2009               9,412.00              9,479.78            10,284.50
 3/31/2009               9,561.00              9,592.54            10,427.47
 4/30/2009               9,784.00              9,783.75            10,477.33
 5/31/2009              10,171.00             10,046.35            10,553.32
 6/30/2009              10,361.00             10,222.43            10,613.35
 7/31/2009              10,652.00             10,530.67            10,784.54
 8/31/2009              10,900.00             10,658.41            10,896.20
 9/30/2009              11,105.00             10,921.56            11,010.67
10/31/2009              11,217.00             11,010.12            11,065.03
11/30/2009              11,370.00             11,140.26            11,208.29
12/31/2009              11,310.00             11,036.39            11,033.08
 1/31/2010              11,531.00             11,217.83            11,201.62
 2/28/2010              11,575.00             11,250.28            11,243.46
 3/31/2010              11,625.00             11,292.72            11,229.63
 4/30/2010              11,781.00             11,456.83            11,346.53
 5/31/2010              11,786.00             11,457.48            11,442.01
 6/30/2010              11,915.00             11,647.11            11,621.43
 7/31/2010              12,066.00             11,797.36            11,745.42
 8/31/2010              12,261.00             12,005.17            11,896.56
 9/30/2010              12,347.00             12,041.82            11,909.23
10/31/2010              12,426.00             12,064.03            11,951.64
11/30/2010              12,366.00             11,986.12            11,882.95
12/31/2010              12,261.00             11,896.47            11,754.80
 1/31/2011              12,317.00             11,909.62            11,768.49
 2/28/2011              12,377.00             11,992.42            11,797.92
 3/31/2011              12,406.00             11,996.78            11,804.44
 4/30/2011              12,556.00             12,171.81            11,954.29
 5/31/2011              12,706.00             12,322.75            12,110.29
 6/30/2011              12,669.00             12,234.39            12,074.84
 7/31/2011              12,850.00             12,448.30            12,266.44
 8/31/2011              12,945.00             12,517.70            12,445.65
 9/30/2011              12,939.00             12,582.71            12,536.19
10/31/2011              13,011.00             12,689.80            12,549.66
11/30/2011              12,996.00             12,586.63            12,538.77
12/31/2011              13,128.00             12,759.76            12,676.58
 1/31/2012              13,281.00             12,960.77            12,787.89
 2/29/2012              13,334.00             13,014.29            12,784.95
 3/31/2012              13,315.00             12,927.99            12,714.90
 4/30/2012              13,455.00             13,090.77            12,855.86
 5/31/2012              13,543.00             13,223.03            12,972.19
 6/30/2012              13,574.00             13,247.35            12,977.27
 7/31/2012              13,748.00             13,542.69            13,156.27
 8/31/2012              13,811.00             13,573.75            13,164.87
 9/30/2012              13,902.00             13,603.45            13,182.99
10/31/2012              14,009.00             13,698.58            13,208.92
11/30/2012              14,073.00             13,719.19            13,229.76
12/31/2012              14,075.00             13,689.34            13,210.92
 1/31/2013              14,068.00             13,602.29            13,118.52
 2/28/2013              14,172.00             13,696.39            13,184.28
 3/31/2013              14,224.00             13,708.41            13,194.81
 4/30/2013              14,392.00             13,954.47            13,328.32
 5/31/2013              14,196.00             13,605.42            13,090.52
 6/30/2013              13,877.00             13,228.80            12,888.02
 7/31/2013              13,943.00             13,273.70            12,905.64
 8/31/2013              13,858.00             13,159.34            12,839.68
 9/30/2013              13,977.00             13,271.90            12,961.23
10/31/2013              14,130.00             13,464.49            13,066.02
11/30/2013              14,117.00             13,409.46            13,017.10
12/31/2013              14,068.00             13,355.30            12,943.54
 1/31/2014              14,273.00             13,677.92            13,134.78
 2/28/2014              14,382.00             13,820.66            13,204.62
 3/31/2014              14,393.00             13,856.09            13,182.13
 4/30/2014              14,538.00             14,018.19            13,293.37
 5/31/2014              14,701.00             14,215.75            13,444.71
 6/30/2014              14,749.00             14,255.40            13,451.66
 7/31/2014              14,729.00             14,246.63            13,417.93
 8/31/2014              14,868.00             14,470.49            13,566.05
 9/30/2014              14,763.00             14,287.16            13,473.94
10/31/2014              14,862.00             14,444.74            13,606.38
11/30/2014              14,934.00             14,571.25            13,702.91
12/31/2014              14,907.00             14,636.15            13,715.75
 1/31/2015              15,176.00             15,134.08            14,003.34
 2/28/2015              15,103.00             14,854.55            13,871.69
 3/31/2015              15,145.00             14,907.04            13,936.08
 4/30/2015              15,121.00             14,791.40            13,886.08
 5/31/2015              15,080.00             14,684.73            13,852.63
 6/30/2015              14,891.00             14,444.67            13,701.57
 7/31/2015              14,951.00             14,581.61            13,796.84
 8/31/2015              14,840.00             14,464.37            13,776.99
 9/30/2015              14,882.00             14,555.62            13,870.18
10/31/2015              14,950.00             14,625.26            13,872.55
11/30/2015              14,888.00             14,577.32            13,835.87
12/31/2015              14,751.00             14,464.31            13,791.18
 1/31/2016              14,828.00             14,594.30            13,980.92
 2/29/2016              14,915.00             14,716.52            14,080.12
 3/31/2016              15,199.00             15,032.22            14,209.27
 4/30/2016              15,407.00             15,189.41            14,263.85
 5/31/2016              15,433.00             15,203.26            14,267.50
 6/30/2016              15,776.00             15,547.47            14,523.86
 7/31/2016              15,981.00             15,761.65            14,615.68
 8/31/2016              16,031.00             15,781.75            14,598.99
 9/30/2016              16,042.00             15,743.98            14,590.40
10/31/2016              15,928.00             15,578.47            14,478.80
11/30/2016              15,531.00             15,163.78            14,136.35
12/31/2016              15,615.00             15,227.47            14,156.26
 1/31/2017              15,698.00             15,288.86            14,184.05
 2/28/2017              15,861.00             15,441.02            14,279.39
 3/31/2017              15,861.00             15,425.57            14,271.87
 4/30/2017              16,010.00             15,566.54            14,382.03
 5/31/2017              16,164.00             15,740.93            14,492.70
 6/30/2017              16,187.00             15,797.22            14,478.16
 7/31/2017              16,297.00             15,884.39            14,540.47
 8/31/2017              16,444.00             16,045.76            14,670.84
 9/30/2017              16,376.00             15,981.17            14,601.00
10/31/2017              16,432.00             16,032.92            14,609.45
11/30/2017              16,419.00             16,048.41            14,590.68
12/31/2017              16,509.00             16,185.79            14,657.66
 1/31/2018              16,347.00             16,027.06            14,488.83
 2/28/2018              16,187.00             15,785.59            14,351.52
 3/31/2018              16,242.00             15,875.67            14,443.56
 4/30/2018              16,132.00             15,712.56            14,336.12
 5/31/2018              16,218.00             15,805.29            14,438.40
 6/30/2018              16,187.00             15,753.52            14,420.64
 7/31/2018              16,230.00             15,828.58            14,424.08

                                   [END CHART]

                       Data from 7/31/08 through 7/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Fund Institutional Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

*The performance of the Lipper A Rated Bond Funds Index and the Bloomberg Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper A Rated Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

12  | USAA INCOME FUND

================================================================================

USAA INCOME FUND ADVISER SHARES
(ADVISER SHARES) (Ticker Symbol: UINCX)

--------------------------------------------------------------------------------
                                         7/31/18                    7/31/17
--------------------------------------------------------------------------------
Net Assets                           $105.1 Million              $130.9 Million
Net Asset Value Per Share               $12.65                      $13.16

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
   1 YEAR                   5 YEARS                    SINCE INCEPTION 8/01/10
   -0.61%                    2.75%                              3.41%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 7/31/18           EXPENSE RATIO AS OF 7/31/17**
--------------------------------------------------------------------------------
               3.45%                                      0.72%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                    USAA                       LIPPER CORPORATE
                                INCOME FUND                       DEBT FUNDS
                               ADVISER SHARES                   A RATED AVERAGE
7/31/2012                           3.40%                            3.02%
7/31/2013                           3.31%                            2.83%
7/31/2014                           3.62%                            3.14%
7/31/2015                           3.46%                            2.73%
7/31/2016                           3.16%                            2.61%
7/31/2017                           3.14%                            2.65%
7/31/2018                           3.22%                            2.76%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 7/31/12 through 7/31/18.

The Lipper Corporate Debt Funds A Rated Average is the average performance level of all corporate A rated debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

14  | USAA INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                     LIPPER                USAA             BLOOMBERG BARCLAYS
                   A RATED BOND         INCOME FUND           U.S. AGGREGATE
                   FUNDS INDEX         ADVISER SHARES           BOND INDEX
 7/31/2010         $10,000.00           $10,000.00             $10,000.00
 8/31/2010          10,176.15            10,162.00              10,128.68
 9/30/2010          10,207.22            10,236.00              10,139.47
10/31/2010          10,226.04            10,298.00              10,175.57
11/30/2010          10,160.00            10,243.00              10,117.09
12/31/2010          10,084.01            10,152.00              10,007.99
 1/31/2011          10,095.16            10,187.00              10,019.64
 2/28/2011          10,165.35            10,233.00              10,044.70
 3/31/2011          10,169.04            10,261.00              10,050.25
 4/30/2011          10,317.40            10,373.00              10,177.83
 5/31/2011          10,445.34            10,494.00              10,310.65
 6/30/2011          10,370.45            10,459.00              10,280.46
 7/31/2011          10,551.77            10,605.00              10,443.59
 8/31/2011          10,610.59            10,679.00              10,596.17
 9/30/2011          10,665.70            10,670.00              10,673.26
10/31/2011          10,756.47            10,726.00              10,684.72
11/30/2011          10,669.02            10,710.00              10,675.45
12/31/2011          10,815.78            10,815.00              10,792.78
 1/31/2012          10,986.16            10,938.00              10,887.55
 2/29/2012          11,031.53            10,978.00              10,885.05
 3/31/2012          10,958.38            10,958.00              10,825.41
 4/30/2012          11,096.35            11,071.00              10,945.43
 5/31/2012          11,208.47            11,139.00              11,044.46
 6/30/2012          11,229.08            11,161.00              11,048.79
 7/31/2012          11,479.42            11,300.00              11,201.19
 8/31/2012          11,505.75            11,348.00              11,208.51
 9/30/2012          11,530.92            11,420.00              11,223.94
10/31/2012          11,611.57            11,502.00              11,246.01
11/30/2012          11,629.03            11,550.00              11,263.76
12/31/2012          11,603.73            11,539.00              11,247.72
 1/31/2013          11,529.94            11,538.00              11,169.05
 2/28/2013          11,609.71            11,619.00              11,225.03
 3/31/2013          11,619.89            11,650.00              11,234.00
 4/30/2013          11,828.47            11,792.00              11,347.67
 5/31/2013          11,532.59            11,619.00              11,145.21
 6/30/2013          11,213.36            11,362.00              10,972.81
 7/31/2013          11,251.41            11,412.00              10,987.81
 8/31/2013          11,154.47            11,339.00              10,931.64
 9/30/2013          11,249.89            11,433.00              11,035.13
10/31/2013          11,413.14            11,554.00              11,124.35
11/30/2013          11,366.49            11,540.00              11,082.70
12/31/2013          11,320.58            11,486.00              11,020.07
 1/31/2014          11,594.05            11,651.00              11,182.90
 2/28/2014          11,715.05            11,746.00              11,242.35
 3/31/2014          11,745.08            11,751.00              11,223.21
 4/30/2014          11,882.48            11,857.00              11,317.91
 5/31/2014          12,049.94            11,989.00              11,446.77
 6/30/2014          12,083.55            12,025.00              11,452.69
 7/31/2014          12,076.11            11,995.00              11,423.96
 8/31/2014          12,265.87            12,108.00              11,550.08
 9/30/2014          12,110.47            12,021.00              11,471.65
10/31/2014          12,244.04            12,108.00              11,584.41
11/30/2014          12,351.28            12,155.00              11,666.59
12/31/2014          12,406.29            12,129.00              11,677.53
 1/31/2015          12,828.36            12,351.00              11,922.38
 2/28/2015          12,591.42            12,279.00              11,810.29
 3/31/2015          12,635.91            12,320.00              11,865.12
 4/30/2015          12,537.89            12,289.00              11,822.55
 5/31/2015          12,447.47            12,255.00              11,794.07
 6/30/2015          12,243.99            12,098.00              11,665.46
 7/31/2015          12,360.06            12,143.00              11,746.57
 8/31/2015          12,260.69            12,050.00              11,729.67
 9/30/2015          12,338.03            12,090.00              11,809.01
10/31/2015          12,397.06            12,133.00              11,811.02
11/30/2015          12,356.42            12,080.00              11,779.80
12/31/2015          12,260.63            11,965.00              11,741.75
 1/31/2016          12,370.81            12,024.00              11,903.29
 2/29/2016          12,474.42            12,094.00              11,987.75
 3/31/2016          12,742.02            12,321.00              12,097.71
 4/30/2016          12,875.26            12,486.00              12,144.18
 5/31/2016          12,887.00            12,507.00              12,147.29
 6/30/2016          13,178.77            12,771.00              12,365.55
 7/31/2016          13,360.31            12,936.00              12,443.73
 8/31/2016          13,377.36            12,981.00              12,429.52
 9/30/2016          13,345.34            12,977.00              12,422.20
10/31/2016          13,205.04            12,880.00              12,327.19
11/30/2016          12,853.53            12,564.00              12,035.63
12/31/2016          12,907.52            12,629.00              12,052.58
 1/31/2017          12,959.56            12,694.00              12,076.24
 2/28/2017          13,088.53            12,823.00              12,157.41
 3/31/2017          13,075.45            12,810.00              12,151.01
 4/30/2017          13,194.93            12,929.00              12,244.80
 5/31/2017          13,342.75            13,059.00              12,339.02
 6/30/2017          13,390.47            13,076.00              12,326.64
 7/31/2017          13,464.36            13,152.00              12,379.69
 8/31/2017          13,601.15            13,268.00              12,490.68
 9/30/2017          13,546.39            13,220.00              12,431.23
10/31/2017          13,590.26            13,263.00              12,438.42
11/30/2017          13,603.39            13,239.00              12,422.44
12/31/2017          13,719.84            13,309.00              12,479.46
 1/31/2018          13,585.29            13,185.00              12,335.73
 2/28/2018          13,380.61            13,042.00              12,218.82
 3/31/2018          13,456.97            13,094.00              12,297.18
 4/30/2018          13,318.71            12,992.00              12,205.71
 5/31/2018          13,397.31            13,068.00              12,292.79
 6/30/2018          13,353.43            13,040.00              12,277.67
 7/31/2018          13,417.05            13,072.00              12,280.60

                                   [END CHART]

                       Data from 7/31/10 through 7/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Fund Adviser Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

*The performance of the Lipper A Rated Bond Funds Index and the Bloomberg Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper A Rated Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

USAA INCOME FUND R6 SHARES* (R6 SHARES)
(Ticker Symbol: URIFX)

--------------------------------------------------------------------------------
                                         7/31/18                    7/31/17
--------------------------------------------------------------------------------
Net Assets                           $18.9 Million               $5.1 Million
Net Asset Value Per Share               $12.67                      $13.19

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
    1 YEAR                                           SINCE INCEPTION 12/01/16
    -0.32%                                                    2.91%

--------------------------------------------------------------------------------
                        30-DAY SEC YIELDS** AS OF 7/31/18
--------------------------------------------------------------------------------
    UNSUBSIDIZED              3.14%                SUBSIDIZED           3.74%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 7/31/17***
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT        0.99%          AFTER REIMBURSEMENT       0.39%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The R6 Shares commenced operations on December 1, 2016.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and is calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through November 30, 2018, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the R6 Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.39% of the R6 Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2018. If the total annual operating expense ratio of the R6 Shares is lower than 0.39%, the R6 Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

16  | USAA INCOME FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                 USAA                          LIPPER CORPORATE
                             INCOME FUND                          DEBT FUNDS
                              R6 SHARES                        A RATED AVERAGE
7/31/2018                       3.59%                                2.76%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for period ending 7/31/18.

The Lipper Corporate Debt Funds A Rated Average is the average performance level of all corporate A rated debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    USAA INCOME              LIPPER           BLOOMBERG BARCLAYS
                     FUND R6              A RATED BOND          U.S. AGGREGATE
                      SHARES              FUNDS INDEX             BOND INDEX
 12/1/2016          $10,000.00             $10,000.00             $10,000.00
12/31/2016           10,086.00              10,042.01              10,014.09
 1/31/2017           10,140.00              10,082.49              10,033.75
 2/28/2017           10,245.00              10,182.83              10,101.19
 3/31/2017           10,237.00              10,172.65              10,095.87
 4/30/2017           10,336.00              10,265.61              10,173.79
 5/31/2017           10,443.00              10,380.61              10,252.08
 6/30/2017           10,451.00              10,417.73              10,241.79
 7/31/2017           10,522.00              10,475.22              10,285.87
 8/31/2017           10,617.00              10,581.64              10,378.09
 9/30/2017           10,583.00              10,539.04              10,328.69
10/31/2017           10,621.00              10,573.17              10,334.67
11/30/2017           10,605.00              10,583.39              10,321.39
12/31/2017           10,664.00              10,673.98              10,368.77
 1/31/2018           10,568.00              10,569.30              10,249.34
 2/28/2018           10,457.00              10,410.06              10,152.21
 3/31/2018           10,493.00              10,469.47              10,217.32
 4/30/2018           10,423.00              10,361.90              10,141.32
 5/31/2018           10,479.00              10,423.06              10,213.67
 6/30/2018           10,460.00              10,388.92              10,201.11
 7/31/2018           10,488.00              10,438.42              10,203.54

                                   [END CHART]

                      Data from 11/30/16 through 7/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Fund R6 Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

*The performance of the Lipper A Rated Bond Funds Index and the Bloomberg Barclays U.S. Aggregate Bond Index is calculated from the end of the month, November 30, 2016, while the inception date of the R6 Shares is December 1, 2016. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper A Rated Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

18  | USAA INCOME FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 7/31/18 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        21.1%
AA                                                                         11.9%
A                                                                          31.2%
BBB                                                                        28.9%
BELOW INVESTMENT-GRADE                                                      5.4%
UNRATED                                                                     1.5%

                                 [END PIE CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Funds' investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Funds' securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

                                                       INVESTMENT OVERVIEW |  19

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/18 o
                                (% of Net Assets)

U.S. Treasury Note, 2.00%, 2/15/2025                                        1.0%
U.S. Treasury Bond, 2.38%, 1/15/2025                                        0.8%
U.S. Treasury Bond, 2.50%, 2/15/2045                                        0.8%
U.S. Treasury Note, 2.63%, 11/15/2020                                       0.7%
U.S. Treasury Bond, 2.50%, 2/15/2046                                        0.7%
U.S. Treasury Note, 3.50%, 5/15/2020                                        0.6%
U.S. Treasury Note, 1.63%, 2/15/2026                                        0.6%
U.S. Treasury Note, 3.63%, 2/15/2020                                        0.5%
U.S. Treasury Bond, 2.75%, 8/15/2042                                        0.5%
U.S. Treasury Bond, 3.88%, 8/15/2040                                        0.4%

                        o ASSET ALLOCATION** - 7/31/18 o
                                (% of Net Assets)

                         [PIE CHART OF ASSET ALLOCATION]

CORPORATE OBLIGATIONS                                                      46.4%
EURODOLLAR AND YANKEE OBLIGATIONS                                          17.4%
U.S. TREASURY SECURITIES                                                   10.3%
MUNICIPAL OBLIGATIONS                                                       8.5%
ASSET-BACKED SECURITIES                                                     4.7%
U.S. GOVERNMENT AGENCY ISSUES                                               4.0%
COMMERCIAL MORTGAGE SECURITIES                                              3.6%
COLLATERALIZED LOAN OBLIGATIONS                                             1.5%
PREFERRED STOCKS                                                            1.1%
COMMON STOCKS                                                               0.6%
PREFERRED BONDS                                                             0.1%
FOREIGN GOVERNMENT OBLIGATIONS                                              0.5%
MONEY MARKET INSTRUMENTS                                                    0.5%

                                 [END PIE CHART]

*Does not include money market instruments, futures and short-term investments purchased with cash collateral from securities loaned.

**Does not include futures and short-term investments purchased with cash collateral from securities loaned.

Percentages are of net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

20  | USAA INCOME FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2018:

       DIVIDEND RECEIVED             LONG-TERM                   QUALIFIED
      DEDUCTION (CORPORATE          CAPITAL GAIN                  INTEREST
        SHAREHOLDERS)(1)           DISTRIBUTIONS(2)                INCOME
      ----------------------------------------------------------------------
             1.24%                 $14,208,000                  $255,610,000
      ----------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2018, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  21

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA INCOME FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities USAA Income Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since 2002.

San Antonio, Texas
September 21, 2018

================================================================================

22  | USAA INCOME FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2018

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE       MATURITY         (000)
-------------------------------------------------------------------------------------------------------------------
              BONDS (97.0%)

              ASSET-BACKED SECURITIES (4.7%)

              FINANCIALS (4.4%)
              -----------------
              ASSET-BACKED FINANCING (4.4%)
$     9,650   AmeriCredit Automobile Receivables Trust                            2.71%       9/08/2022  $    9,477
      5,000   AmeriCredit Automobile Receivables Trust                            2.60        9/18/2023       4,899
        667   Avis Budget Rental Car Funding AESOP, LLC(a)                        4.42        9/20/2019         667
      3,000   Avis Budget Rental Car Funding AESOP, LLC(a)                        3.52        2/20/2020       2,993
      9,400   Avis Budget Rental Car Funding AESOP, LLC(a)                        2.96        7/20/2020       9,379
      1,334   Avis Budget Rental Car Funding AESOP, LLC(a)                        3.75        7/20/2020       1,337
      1,951   BCC Funding XIII, LLC(a)                                            4.78        8/20/2022       1,989
      6,500   California Republic Auto Receivables Trust                          2.91       12/15/2022       6,370
      2,541   Centre Point Funding, LLC(a)                                        2.61        8/20/2021       2,511
      5,613   CIT Education Loan Trust (3 mo. LIBOR + 0.30%)(a)                   2.64(b)     6/25/2042       5,115
     25,000   Element Rail Leasing I, LLC(a)                                      3.67        4/19/2044      24,873
      3,000   Hertz Vehicle Financing II, LP(a)                                   2.65        7/25/2022       2,916
      8,667   Hertz Vehicle Financing II, LP(a)                                   3.29       10/25/2023       8,457
      5,000   Hertz Vehicle Financing, LLC(a)                                     4.03        7/25/2024       5,003
     20,000   Louisiana Environmental Facilities & Community Dev. Auth.           3.24        8/01/2028      20,018
      2,750   MMAF Equipment Finance, LLC(a)                                      2.68        7/16/2027       2,653
     10,000   MMAF Equipment Finance, LLC(a)                                      2.49        2/19/2036       9,845
      3,000   Navient Student Loan Trust (1 mo. LIBOR + 1.50%)                    3.56(b)     8/25/2050       2,997
      3,500   Navient Student Loan Trust (1 mo. LIBOR + 1.15%)(a)                 3.21(b)     3/25/2067       3,512
      1,486   Nelnet Student Loan Trust (3 mo. LIBOR + 0.28%)                     2.61(b)     9/22/2035       1,365
     15,625   NP SPE II, LLC                                                      4.22       10/21/2047      15,567
      8,500   OneMain Direct Auto Receivables Trust(a)                            2.82        7/15/2024       8,366
     12,000   OSCAR U.S. Funding Trust IX, LLC(a)                                 3.63        9/10/2025      12,074
      4,000   OSCAR U.S. Funding Trust VIII, LLC(a)                               3.50        5/12/2025       4,003
     15,545   PSNH Funding, LLC                                                   3.81        2/01/2035      15,561
      7,300   Renew Financial(a)                                                  3.95        9/20/2053       7,299
      1,796   Renew Financial(a)                                                  3.22        9/22/2053       1,726
     16,400   Santander Drive Auto Receivables Trust                              3.39        4/15/2022      16,427
      5,185   Sapphire Aviation Finance I Ltd.(a)                                 4.25        3/15/2040       5,222
      5,000   SBA Tower Trust(a)                                                  2.90       10/15/2044       4,968

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE       MATURITY         (000)
-------------------------------------------------------------------------------------------------------------------
$    30,000   SBA Tower Trust(a)                                                  3.45%       3/15/2048  $   29,628
      5,111   SCF Equipment Leasing, LLC(a)                                       3.41       12/20/2023       5,056
      5,521   SLM Student Loan Trust (3 mo. LIBOR + 0.23%)                        2.57(b)     1/25/2041       5,223
      1,833   SLM Student Loan Trust (3 mo. LIBOR + 0.30%)                        2.64(b)     1/25/2041       1,751
      8,474   SLM Student Loan Trust (3 mo. LIBOR + 0.22%)                        2.56(b)     1/27/2042       8,064
     20,862   SLM Student Loan Trust (1 mo. LIBOR + 1.00%)                        3.06(b)     4/27/2043      20,050
      2,485   SLM Student Loan Trust (3 mo. LIBOR + 0.22%)                        2.56(b)     3/25/2044       2,350
      2,054   SLM Student Loan Trust (3 mo. LIBOR + 0.55%)                        2.89(b)    10/25/2065       1,967
      5,740   SLM Student Loan Trust (3 mo. LIBOR + 0.75%)                        3.09(b)    10/27/2070       5,446
      9,881   Start Ltd.(a)                                                       4.09        5/15/2043       9,804
      5,667   Synchrony Credit Card Master Note Trust                             3.87        5/15/2026       5,680
      3,750   TCF Auto Receivables Owner Trust(a)                                 2.89        7/15/2021       3,735
      1,143   Tesla Auto Lease Trust(a)                                           2.75        2/20/2020       1,137
     10,000   TRIP Rail Master Funding, LLC(a)                                    4.09        4/15/2044       9,972
      3,334   TRIP Rail Master Funding, LLC(a)                                    3.74        8/15/2047       3,212
      5,000   VB-S1 Issuer, LLC(a)                                                3.41        2/15/2048       4,952
      4,500   Westlake Automobile Receivables Trust(a)                            6.41        5/15/2023       4,605
                                                                                                         ----------
              Total Financials                                                                              340,221
                                                                                                         ----------
              TELECOMMUNICATION SERVICES (0.1%)
              ---------------------------------
              TELECOMMUNICATIONS (0.1%)
     10,000   Crown Castle Towers, LLC(a)                                         3.22        5/15/2042       9,813
                                                                                                         ----------
              UTILITIES (0.2%)
              ----------------
              ELECTRIC UTILITIES (0.2%)
     15,000   Hawaii Dept. of Business Economic Dev. & Tourism                    3.24        1/01/2031      14,656
                                                                                                         ----------
              Total Asset-Backed Securities (cost: $366,195)                                                364,690
                                                                                                         ----------

              COLLATERALIZED LOAN OBLIGATIONS (1.5%)

              FINANCIALS (1.5%)
              -----------------
      3,500   American Money Management Corp. (3 mo. LIBOR + 1.50%)(a)            3.84(b)    10/15/2028       3,506
      3,500   CIFC Funding Ltd. (3 mo. LIBOR + 1.70%)(a)                          4.05(b)     4/23/2029       3,504
      2,500   Dryden Ltd. (3 mo. LIBOR + 1.01%)(a)                                2.90(b)     5/15/2031       2,492
      5,000   Dryden Ltd. (3 mo. LIBOR + 1.50%)(a),(c)                            3.82(b)     7/17/2031       5,000
      4,000   Dryden Senior Loan Fund (3 mo. LIBOR + 2.00%)(a)                    4.35(b)     7/20/2029       4,025
     10,000   Dryden Senior Loan Fund (3 mo. LIBOR + 1.10%)(a)                    3.45(b)     1/15/2031      10,008
     10,000   Eaton Vance Ltd. (3 mo. LIBOR + 1.25%)(a)                           3.60(b)     1/20/2030       9,982
     10,000   Grippen Park Ltd. (3 mo. LIBOR + 1.26%)(a)                          3.61(b)     1/20/2030      10,017
      5,000   Loomis Sayles Ltd. (3 mo. LIBOR + 0.90%)(a)                         3.24(b)     4/15/2028       4,996
      5,000   Magnetite VII Ltd. (3 mo. LIBOR + 0.80%)(a)                         3.14(b)     1/15/2028       4,962
     10,000   Oaktree EIF Ltd. (3 mo. LIBOR + 2.00%)(a)                           4.35(b)    10/20/2027      10,018

================================================================================

24  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE       MATURITY         (000)
-------------------------------------------------------------------------------------------------------------------
$    10,000   Octagon Investment Partners Ltd. (3 mo. LIBOR + 0.85%)(a)           3.11%(b)    7/15/2027  $    9,966
      4,500   Race Point Ltd. (3 mo. LIBOR + 1.10%)(a),(c)                        3.43(b)     7/25/2031       4,500
      7,000   Stewart Park Ltd. (3 mo. LIBOR + 1.25%)(a)                          3.59(b)     1/15/2030       7,033
      7,000   TIAA Ltd. (3 mo. LIBOR + 1.70%)(a)                                  4.05(b)     4/20/2029       7,006
      9,750   Trinitas Ltd. (3 mo. LIBOR + 1.70%)                                 4.04(b)    10/25/2028       9,755
     10,000   Trinitas Ltd. (3 mo. LIBOR + 1.32%)(a)                              3.66(b)     7/25/2029      10,021
      3,000   Voya Ltd. (3 mo. LIBOR + 1.60%)(a)                                  3.94(b)     4/17/2030       3,003
                                                                                                         ----------
              Total Financials                                                                              119,794
                                                                                                         ----------
              Total Collateralized Loan Obligations (cost: $119,735)                                        119,794
                                                                                                         ----------

              COMMERCIAL MORTGAGE SECURITIES (3.6%)

              FINANCIALS (3.6%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (3.4%)
      9,027   BAMLL Commercial Mortgage Securities Trust 2015-200P(a)             3.49        4/14/2033       8,823
      2,043   Banc of America Commercial Mortgage Trust                           5.66(d)     7/10/2044         874
      2,125   Caesars Palace Las Vegas Trust(a)                                   4.14       10/15/2034       2,141
     10,000   Citigroup Commercial Mortgage Trust                                 3.36        7/10/2047       9,921
      2,500   Citigroup Commercial Mortgage Trust                                 3.62        7/10/2047       2,512
      4,000   Citigroup Commercial Mortgage Trust                                 3.86        7/10/2047       4,019
      9,500   Citigroup Commercial Mortgage Trust                                 3.79(d)     9/15/2050       9,382
      8,600   Commercial Mortgage Trust                                           3.25       10/15/2045       8,375
      5,925   Commercial Mortgage Trust(a)                                        3.42       10/15/2045       5,865
      6,000   Commercial Mortgage Trust                                           2.77       12/10/2045       5,852
      4,000   Commercial Mortgage Trust                                           3.61(d)     6/10/2046       4,031
      5,000   Commercial Mortgage Trust                                           3.80        8/10/2047       5,066
      7,500   Commercial Mortgage Trust                                           4.08        8/10/2047       7,571
     15,000   Commercial Mortgage Trust                                           3.90        7/10/2050      15,172
      2,000   Commercial Mortgage Trust                                           4.29(d)     7/10/2050       2,038
      2,389   GE Capital Commercial Mortgage Corp.                                5.61(d)    12/10/2049       2,375
      5,000   GS Mortgage Securities Corp.                                        3.28        2/10/2046       4,908
     10,000   GS Mortgage Securities Corp.(a)                                     3.68        2/10/2046       9,875
      4,687   GS Mortgage Securities Trust                                        3.38        5/10/2045       4,700
      5,000   GS Mortgage Securities Trust                                        4.24        8/10/2046       5,183
      6,000   GS Mortgage Securities Trust                                        3.76        7/10/2048       6,052
     15,000   J.P.Morgan Chase Commercial Mortgage Securities Trust(a)            5.64(d)    11/15/2043      15,425
     10,697   J.P.Morgan Chase Commercial Mortgage Securities Trust               4.82(d)     5/15/2045      10,932
     10,000   J.P.Morgan Chase Commercial Mortgage Securities Trust               4.27        6/15/2045      10,191

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE       MATURITY         (000)
-------------------------------------------------------------------------------------------------------------------
$     9,000   J.P.Morgan Chase Commercial Mortgage Securities Trust               4.44%(d)    2/15/2047  $    9,283
      3,288   J.P.Morgan Chase Commercial Mortgage Securities Trust               5.37        5/15/2047       3,301
      3,200   Morgan Stanley Bank of America Merrill Lynch Trust                  3.46        5/15/2046       3,156
      2,750   Morgan Stanley Capital I Trust(a)                                   5.20(d)     6/15/2044       2,783
      3,000   Morgan Stanley Capital I Trust                                      3.77        3/15/2045       3,001
      7,000   Morgan Stanley Capital I Trust                                      4.03(d)     5/15/2048       7,091
      9,375   UBS Commercial Mortgage Trust                                       4.17        5/10/2045       9,532
     15,000   UBS Commercial Mortgage Trust                                       4.82        5/10/2045      15,619
      2,313   UBS-Barclays Commercial Mortgage Trust(a)                           4.18        5/10/2063       2,339
      6,500   WF-RBS Commercial Mortgage Trust(a)                                 5.23(d)     6/15/2044       6,727
      5,000   WF-RBS Commercial Mortgage Trust                                    3.35        5/15/2045       4,900
     10,000   WF-RBS Commercial Mortgage Trust                                    4.09(d)     6/15/2045      10,102
      5,000   WF-RBS Commercial Mortgage Trust                                    3.24       12/15/2045       4,909
     20,000   WF-RBS Commercial Mortgage Trust                                    3.65       12/15/2046      20,168
                                                                                                         ----------
                                                                                                            264,194
                                                                                                         ----------
              INTEREST-ONLY COMMERCIAL MORTGAGE BACKED SECURITIES (0.2%)
     36,047   Commercial Mortgage Trust(e)                                        1.87(d)     5/15/2045       2,091
     61,998   Commercial Mortgage Trust(e)                                        1.79(d)    10/15/2045       3,401
    190,667   GS Mortgage Securities Corp.(a),(e)                                 0.21(d)     5/03/2032       3,161
     27,062   GS Mortgage Securities Trust(e)                                     2.18(d)     5/10/2045       1,357
     51,132   UBS Commercial Mortgage Trust(a),(e)                                2.07(d)     5/10/2045       3,159
     26,941   Wells Fargo Commercial Mortgage Trust(a),(e)                        1.79(d)    10/15/2045       1,604
                                                                                                         ----------
                                                                                                             14,773
                                                                                                         ----------
              Total Financials                                                                              278,967
                                                                                                         ----------
              Total Commercial Mortgage Securities (cost: $277,745)                                         278,967
                                                                                                         ----------

              CORPORATE OBLIGATIONS (46.4%)

              CONSUMER DISCRETIONARY (2.7%)
              ----------------------------
              APPAREL RETAIL (0.1%)
     10,000   L Brands, Inc.                                                      5.63        2/15/2022      10,237
                                                                                                         ----------
              AUTOMOBILE MANUFACTURERS (0.3%)
     10,000   Ford Motor Co.                                                      4.35       12/08/2026       9,664
     15,000   Hyundai Capital America(a)                                          3.25        9/20/2022      14,567
                                                                                                         ----------
                                                                                                             24,231
                                                                                                         ----------
              AUTOMOTIVE RETAIL (0.3%)
     15,048   Advance Auto Parts, Inc.                                            4.50       12/01/2023      15,339
      5,000   AutoZone, Inc.                                                      3.75        6/01/2027       4,822
                                                                                                         ----------
                                                                                                             20,161
                                                                                                         ----------

================================================================================

26  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE       MATURITY         (000)
-------------------------------------------------------------------------------------------------------------------
              BROADCASTING (0.3%)
$    15,000   Discovery Communications, LLC                                       3.95%       3/20/2028  $   14,406
      5,000   Sirius XM Radio, Inc.(a)                                            5.38        7/15/2026       4,906
                                                                                                         ----------
                                                                                                             19,312
                                                                                                         ----------
              CABLE & SATELLITE (0.7%)
      5,000   CCO Holdings, LLC / CCO Holdings Capital Corp.(a)                   5.75        2/15/2026       4,981
     20,000   Charter Communications Operating, LLC / Charter
                Communications Operating Capital                                  6.38       10/23/2035      21,712
     15,000   Comcast Corp.                                                       3.90        3/01/2038      14,023
      2,430   CSC Holdings, LLC (1 mo. LIBOR + 2.25%)(f)                          4.32        7/17/2025       2,421
      3,000   CSC Holdings, LLC(a)                                                5.50        4/15/2027       2,895
     10,000   NBCUniversal Enterprise, Inc.(a)                                    1.97        4/15/2019       9,947
                                                                                                         ----------
                                                                                                             55,979
                                                                                                         ----------
              CASINOS & GAMING (0.0%)
      3,000   International Game Technology plc(a)                                6.50        2/15/2025       3,184
                                                                                                         ----------
              DEPARTMENT STORES (0.1%)
      3,836   J.C. Penney Co., Inc. (3 mo. LIBOR + 4.25%)(f)                      6.57        6/23/2023       3,717
                                                                                                         ----------
              HOME FURNISHINGS (0.0%)
      2,463   Serta Simmons Bedding, LLC (1 mo. LIBOR + 3.50%)(f)                 5.59       11/08/2023       2,072
                                                                                                         ----------
              HOMEBUILDING (0.2%)
      4,000   KB Home                                                             7.63        5/15/2023       4,290
      5,000   Lennar Corp.                                                        4.50       11/15/2019       5,069
      5,000   Lennar Corp.                                                        4.13        1/15/2022       4,975
      4,000   Lennar Corp.                                                        4.88       12/15/2023       4,005
                                                                                                         ----------
                                                                                                             18,339
                                                                                                         ----------
              HOTELS, RESORTS & CRUISE LINES (0.2%)
      5,000   Hilton Worldwide Finance, LLC / Hilton
               Worldwide Finance Corp.                                            4.88        4/01/2027       4,875
      5,000   Hyatt Hotels Corp.                                                  3.38        7/15/2023       4,892
      3,000   Royal Caribbean Cruises Ltd.                                        5.25       11/15/2022       3,166
                                                                                                         ----------
                                                                                                             12,933
                                                                                                         ----------
              HOUSEWARES & SPECIALTIES (0.1%)
      7,500   Newell Brands, Inc.                                                 3.85        4/01/2023       7,363
                                                                                                         ----------
              INTERNET & DIRECT MARKETING RETAIL (0.2%)
     12,000   Amazon.com, Inc.                                                    3.88        8/22/2037      11,981
      4,000   QVC, Inc.                                                           3.13        4/01/2019       4,000
                                                                                                         ----------
                                                                                                             15,981
                                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE       MATURITY         (000)
-------------------------------------------------------------------------------------------------------------------
              MOVIES & ENTERTAINMENT (0.1%)
$     2,235   Metropolitan Opera Association, Inc.                                2.14%      10/01/2018  $    2,231
      2,285   Metropolitan Opera Association, Inc.                                2.39       10/01/2019       2,264
                                                                                                         ----------
                                                                                                              4,495
                                                                                                         ----------
              PUBLISHING (0.0%)
      3,430   McGraw-Hill Global Education Intermediate
                Holdings, LLC (1 mo. LIBOR + 4.00%)(f)                            6.08        5/04/2022       3,381
                                                                                                         ----------
              SPECIALTY STORES (0.1%)
      7,458   Harbor Freight Tools USA, Inc. (1 mo. LIBOR + 2.50%)(f)             4.58        8/18/2023       7,442
                                                                                                         ----------
              Total Consumer Discretionary                                                                  208,827
                                                                                                         ----------
              CONSUMER STAPLES (2.0%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.1%)
      4,000   Bunge Ltd. Finance Corp.                                            8.50        6/15/2019       4,186
      3,000   Bunge Ltd. Finance Corp.                                            3.25        8/15/2026       2,742
                                                                                                         ----------
                                                                                                              6,928
                                                                                                         ----------
              DRUG RETAIL (0.5%)
     11,700   CVS Health Corp.                                                    4.30        3/25/2028      11,688
      6,313   CVS Pass-Through Trust                                              6.04       12/10/2028       6,711
      3,923   CVS Pass-Through Trust(a)                                           7.51        1/10/2032       4,554
      4,122   CVS Pass-Through Trust(a)                                           5.93        1/10/2034       4,409
     10,000   Walgreens Boots Alliance, Inc.                                      3.80       11/18/2024       9,885
                                                                                                         ----------
                                                                                                             37,247
                                                                                                         ----------
              FOOD RETAIL (0.1%)
      1,965   Albertson's, LLC (3 mo. LIBOR + 3.00%)(f)                           5.34       12/21/2022       1,960
      4,081   Albertson's, LLC (3 mo. LIBOR + 3.00%)(f)                           5.32        6/22/2023       4,061
                                                                                                         ----------
                                                                                                              6,021
                                                                                                         ----------
              HOUSEHOLD PRODUCTS (0.2%)
      4,850   Energizer Holdings, Inc. (1 mo. LIBOR + 2.00%)(f)                   4.13        6/30/2022       4,866
     10,000   SC Johnson & Son, Inc.(a)                                           4.35        9/30/2044      10,094
                                                                                                         ----------
                                                                                                             14,960
                                                                                                         ----------
              PACKAGED FOODS & MEATS (0.8%)
     10,000   Flowers Foods, Inc.                                                 3.50       10/01/2026       9,347
      4,667   General Mills, Inc.                                                 4.55        4/17/2038       4,555
     10,000   J.M. Smucker Co.                                                    3.50       10/15/2021      10,032
      5,000   J.M. Smucker Co.                                                    4.25        3/15/2035       4,716
     10,000   Kraft Heinz Foods Co.                                               3.50        6/06/2022       9,949
     13,899   Kraft Heinz Foods Co.(a)                                            4.88        2/15/2025      14,185
     10,000   Kraft Heinz Foods Co.                                               3.95        7/15/2025       9,826

================================================================================

28  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE       MATURITY         (000)
-------------------------------------------------------------------------------------------------------------------
$     3,500   Mead Johnson Nutrition Co.                                          4.13%      11/15/2025  $    3,559
                                                                                                         ----------
                                                                                                             66,169
                                                                                                         ----------
              SOFT DRINKS (0.2%)
      7,143   Keurig Dr Pepper, Inc.(a)                                           4.60        5/25/2028       7,305
      4,667   Keurig Dr Pepper, Inc.(a)                                           4.99        5/25/2038       4,795
      5,000   PepsiCo, Inc.                                                       4.25       10/22/2044       5,151
                                                                                                         ----------
                                                                                                             17,251
                                                                                                         ----------
              TOBACCO (0.1%)
     10,000   Reynolds American, Inc.                                             4.00        6/12/2022      10,087
                                                                                                         ----------
              Total Consumer Staples                                                                        158,663
                                                                                                         ----------
              ENERGY (6.0%)
              -------------
              INTEGRATED OIL & GAS (0.5%)
     15,000   Chevron Corp.                                                       2.95        5/16/2026      14,400
     10,000   ConocoPhillips Co.                                                  4.15       11/15/2034      10,010
     10,000   Occidental Petroleum Corp.                                          3.40        4/15/2026       9,848
      5,000   Occidental Petroleum Corp.                                          3.00        2/15/2027       4,773
                                                                                                         ----------
                                                                                                             39,031
                                                                                                         ----------
              OIL & GAS DRILLING (0.4%)
      7,000   Nabors Industries, Inc.                                             4.63        9/15/2021       6,912
     10,000   Noble Holding International Ltd.(g)                                 4.90        8/01/2020       9,925
      5,000   Rowan Companies, Inc.                                               4.88        6/01/2022       4,706
      5,000   Rowan Companies, Inc.                                               4.75        1/15/2024       4,350
      2,333   Transocean Pontus Ltd.(a)                                           6.13        8/01/2025       2,383
                                                                                                         ----------
                                                                                                             28,276
                                                                                                         ----------
              OIL & GAS EQUIPMENT & SERVICES (0.5%)
     20,000   Halliburton Co.                                                     3.80       11/15/2025      19,895
     15,000   Schlumberger Holdings Corp.(a)                                      4.00       12/21/2025      15,038
      5,000   Weatherford International, Ltd.(g)                                  4.50        4/15/2022       4,650
                                                                                                         ----------
                                                                                                             39,583
                                                                                                         ----------
              OIL & GAS EXPLORATION & PRODUCTION (1.0%)
      4,605   Chesapeake Energy Corp.(a),(g)                                      8.00       12/15/2022       4,876
     10,000   ConocoPhillips Co.                                                  4.95        3/15/2026      10,786
      7,361   Continental Resources, Inc.                                         5.00        9/15/2022       7,478
     15,000   EOG Resources, Inc.                                                 3.90        4/01/2035      14,729
      4,000   EQT Corp.                                                           8.13        6/01/2019       4,163
      7,500   Hess Corp.                                                          4.30        4/01/2027       7,357
      5,000   Murphy Oil Corp.                                                    5.75        8/15/2025       5,025
      6,730   Newfield Exploration Co.                                            5.63        7/01/2024       7,100
      5,000   Newfield Exploration Co.                                            5.38        1/01/2026       5,137

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE       MATURITY         (000)
-------------------------------------------------------------------------------------------------------------------
$     5,000   QEP Resources, Inc.                                                 6.88%       3/01/2021  $    5,337
      2,000   Southwestern Energy Co.                                             6.20        1/23/2025       1,977
      7,000   Southwestern Energy Co.                                             7.50        4/01/2026       7,254
                                                                                                         ----------
                                                                                                             81,219
                                                                                                         ----------
              OIL & GAS REFINING & MARKETING (0.5%)
     14,000   EnLink Midstream Partners, LP                                       4.15        6/01/2025      13,122
      5,000   EnLink Midstream Partners, LP                                       4.85        7/15/2026       4,814
     10,000   Marathon Petroleum Corp.                                            4.75        9/15/2044       9,827
     10,000   Phillips 66                                                         4.65       11/15/2034      10,225
                                                                                                         ----------
                                                                                                             37,988
                                                                                                         ----------
              OIL & GAS STORAGE & TRANSPORTATION (3.1%)
     15,000   Boardwalk Pipelines, LP                                             4.95       12/15/2024      15,330
     10,000   Boardwalk Pipelines, LP                                             4.45        7/15/2027       9,707
     10,000   Buckeye Partners, LP                                                2.65       11/15/2018      10,003
     10,000   Buckeye Partners, LP                                                5.60       10/15/2044       9,013
     15,000   Columbia Pipeline Group, Inc.                                       4.50        6/01/2025      15,060
     15,000   DCP Midstream Operating, LP (3 mo. LIBOR + 3.85%)(a)                5.85(h)     5/21/2043      13,725
      9,307   Enable Oklahoma Intrastate Transmission, LLC(a)                     6.25        3/15/2020       9,661
      4,000   Enbridge Energy Partners, LP (3 mo. LIBOR + 3.80%)(g)               6.13(b)    10/01/2077       4,006
      3,000   Energy Transfer Partners, LP                                        9.00        4/15/2019       3,125
      7,000   Energy Transfer Partners, LP                                        5.20        2/01/2022       7,287
      5,000   Energy Transfer Partners, LP                                        4.75        1/15/2026       5,070
     17,010   Energy Transfer Partners, LP (3 mo. LIBOR + 3.02%)                  5.36(b)    11/01/2066      14,799
      7,000   Energy Transfer Partners, LP / Regency Energy Finance Corp.         4.50       11/01/2023       7,096
      5,000   Enterprise Products Operating, LLC                                  3.90        2/15/2024       5,049
      6,437   EQT Midstream Partners, LP                                          4.00        8/01/2024       6,157
     14,000   EQT Midstream Partners, LP                                          4.13       12/01/2026      13,087
     10,000   Florida Gas Transmission Co., LLC(a)                                5.45        7/15/2020      10,349
      7,500   MPLX, LP                                                            4.00        2/15/2025       7,411
      6,067   Northwest Pipeline, LLC                                             4.00        4/01/2027       5,897
     10,000   ONEOK Partners, LP                                                  4.90        3/15/2025      10,459
      3,000   Plains All American Pipeline, LP / PAA Finance Corp.                3.85       10/15/2023       2,956
      7,000   Sabine Pass Liquefaction, LLC                                       5.63        2/01/2021       7,323
      5,000   Spectra Energy Partners, LP                                         3.38       10/15/2026       4,697
     10,000   TC PipeLines, LP                                                    4.65        6/15/2021      10,162
      3,000   Transcontinental Gas Pipe Line Co., LLC                             7.85        2/01/2026       3,672
     10,000   Western Gas Partners, LP                                            5.38        6/01/2021      10,362
      6,250   Western Gas Partners, LP                                            4.65        7/01/2026       6,210

================================================================================

30  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE       MATURITY         (000)
-------------------------------------------------------------------------------------------------------------------
$    15,000   Williams Companies, Inc.                                            4.55%       6/24/2024  $   15,150
                                                                                                         ----------
                                                                                                            242,823
                                                                                                         ----------
              Total Energy                                                                                  468,920
                                                                                                         ----------
              FINANCIALS (13.7%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.7%)
     10,000   Ares Capital Corp.(g)                                               4.88       11/30/2018      10,065
     10,000   Ares Capital Corp.                                                  3.50        2/10/2023       9,571
      5,000   Ares Capital Corp.                                                  4.25        3/01/2025       4,806
      5,120   FS Investment Corp.                                                 4.00        7/15/2019       5,149
      5,000   Main Street Capital Corp.                                           4.50       12/01/2019       5,004
      4,500   Main Street Capital Corp.                                           4.50       12/01/2022       4,435
     15,000   State Street Corp. (3 mo. LIBOR + 1.00%)                            3.34(b)     6/01/2077      13,490
                                                                                                         ----------
                                                                                                             52,520
                                                                                                         ----------
              CONSUMER FINANCE (0.7%)
      5,000   Capital One Bank USA, N.A.                                          3.38        2/15/2023       4,878
     20,000   Capital One Financial Corp.                                         4.75        7/15/2021      20,644
     10,000   Capital One Financial Corp.                                         3.75        4/24/2024       9,829
     15,000   Capital One Financial Corp.                                         3.75        3/09/2027      14,293
      6,000   Synchrony Financial                                                 3.95       12/01/2027       5,455
                                                                                                         ----------
                                                                                                             55,099
                                                                                                         ----------
              DIVERSIFIED BANKS (1.7%)
      4,864   Bank of America Corp.                                               4.00        4/01/2024       4,913
     10,000   Bank of America Corp.                                               4.20        8/26/2024      10,055
      5,000   Bank of America Corp.                                               3.95        4/21/2025       4,912
      8,000   Bank of America Corp. (3 mo. LIBOR + 1.51%)                         3.71(h)     4/24/2028       7,731
      4,383   Bank of America Corp. (3 mo. LIBOR + 1.04%)                         3.42(h)    12/20/2028       4,127
     20,000   Citigroup, Inc.                                                     4.40        6/10/2025      19,945
      5,000   Citigroup, Inc.                                                     4.45        9/29/2027       4,949
     10,000   Citigroup, Inc. (3 mo. LIBOR + 1.39%)                               3.67(h)     7/24/2028       9,553
     20,000   J.P.Morgan Chase & Co.                                              2.95       10/01/2026      18,651
      4,000   J.P.Morgan Chase & Co. (3 mo. LIBOR + 0.50%)                        2.84(b)     2/01/2027       3,690
      5,000   J.P.Morgan Chase & Co.                                              4.25       10/01/2027       4,978
      5,000   U.S. Bancorp.                                                       3.10        4/27/2026       4,730
     16,800   USB Realty Corp. (3 mo. LIBOR + 1.15%)(a)                           3.49(b)             -(i)   15,099
     20,000   Wells Fargo & Co.                                                   3.00       10/23/2026      18,611
                                                                                                         ----------
                                                                                                            131,944
                                                                                                         ----------
              FINANCIAL EXCHANGES & DATA (0.3%)
     15,000   Intercontinental Exchange, Inc.                                     3.10        9/15/2027      14,143
     10,000   S&P Global, Inc.                                                    4.00        6/15/2025      10,078
                                                                                                         ----------
                                                                                                             24,221
                                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE       MATURITY         (000)
-------------------------------------------------------------------------------------------------------------------
              INVESTMENT BANKING & BROKERAGE (0.1%)
$    10,000   Morgan Stanley                                                      4.88%      11/01/2022  $   10,384
                                                                                                         ----------
              LIFE & HEALTH INSURANCE (2.0%)
     20,000   Athene Global Funding(a)                                            3.00        7/01/2022      19,371
      8,000   Athene Holding Ltd.                                                 4.13        1/12/2028       7,486
     10,000   Global Atlantic Financial Co.(a)                                    8.63        4/15/2021      11,094
     10,000   Jackson National Life Global Funding(a)                             2.50        6/27/2022       9,633
     20,000   Jackson National Life Global Funding(a)                             3.25        1/30/2024      19,508
     10,000   Lincoln National Corp.                                              4.20        3/15/2022      10,195
     15,000   Lincoln National Corp. (3 mo. LIBOR + 2.36%)                        4.68(b)     5/17/2066      14,212
     10,000   MetLife, Inc.                                                       4.13        8/13/2042       9,494
      5,000   Nuveen Finance, LLC(a)                                              4.13       11/01/2024       4,943
      4,000   Ohio National Financial Services, Inc.(a)                           6.38        4/30/2020       4,183
      5,000   Ohio National Financial Services, Inc.(a)                           6.63        5/01/2031       5,769
     10,000   Primerica, Inc.                                                     4.75        7/15/2022      10,321
     10,000   Prudential Financial, Inc. (3 mo. LIBOR + 3.92%)                    5.63(h)     6/15/2043      10,417
     17,050   StanCorp Financial Group, Inc.                                      5.00        8/15/2022      17,444
                                                                                                         ----------
                                                                                                            154,070
                                                                                                         ----------
              MULTI-LINE INSURANCE (1.6%)
     10,000   American International Group, Inc.                                  3.88        1/15/2035       9,147
      5,000   Assurant, Inc.                                                      4.90        3/27/2028       4,965
     11,500   Genworth Holdings, Inc. (3 mo. LIBOR + 2.00%)                       4.35(b)    11/15/2036       7,820
     14,000   Hartford Financial Services Group, Inc. (3 mo. LIBOR + 2.13%)(a)    4.47(b)     2/12/2047      13,195
     25,500   Kemper Corp.                                                        4.35        2/15/2025      25,227
     10,000   Loews Corp.                                                         2.63        5/15/2023       9,579
      5,000   Loews Corp.                                                         3.75        4/01/2026       4,921
     10,000   MassMutual Global Funding II(a)                                     3.60        4/09/2024       9,949
     10,000   MassMutual Global Funding II(a)                                     2.75        6/22/2024       9,562
     29,505   Nationwide Mutual Insurance Co. (3 mo. LIBOR + 2.29%)(a)            4.63(b)    12/15/2024      29,505
                                                                                                         ----------
                                                                                                            123,870
                                                                                                         ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.1%)
      7,250   AXA Equitable Holdings, Inc.(a)                                     4.35        4/20/2028       7,109
                                                                                                         ----------
              PROPERTY & CASUALTY INSURANCE (1.2%)
      5,000   Allstate Corp. (3 mo. LIBOR + 2.94%)                                5.75(h)     8/15/2053       5,163
     10,000   AmTrust Financial Services, Inc.(g)                                 6.13        8/15/2023       9,835
     15,000   Chubb INA Holdings, Inc.                                            3.35        5/15/2024      14,807
     13,086   Hanover Insurance Group, Inc.                                       4.50        4/15/2026      12,969
     15,000   Mercury General Corp.                                               4.40        3/15/2027      14,643
     19,300   Oil Insurance Ltd. (3 mo. LIBOR + 2.98%)(a)                         5.32(b)             -(i)   18,582

================================================================================

32  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE       MATURITY         (000)
-------------------------------------------------------------------------------------------------------------------
$    10,000   Old Republic International Corp.                                    3.88%       8/26/2026  $    9,624
     10,000   ProAssurance Corp.                                                  5.30       11/15/2023      10,526
                                                                                                         ----------
                                                                                                             96,149
                                                                                                         ----------
              REGIONAL BANKS (4.6%)
      5,000   AmSouth Bancorp.                                                    6.75       11/01/2025       5,597
     15,000   Banc of California, Inc.                                            5.25        4/15/2025      15,238
      5,000   Bank of the Ozarks, Inc. (3 mo. LIBOR + 4.43%)                      5.50(h)     7/01/2026       5,144
      5,000   BankUnited, Inc.                                                    4.88       11/17/2025       5,073
     10,000   CIT Group, Inc.                                                     5.25        3/07/2025      10,250
     15,000   Citizens Financial Group, Inc.(a)                                   4.15        9/28/2022      15,057
      5,500   Citizens Financial Group, Inc.                                      3.75        7/01/2024       5,292
      8,000   CoBiz Financial, Inc. (3 mo. LIBOR + 3.17%)                         5.63(h)     6/25/2030       8,317
     20,000   Compass Bank                                                        3.88        4/10/2025      19,323
      3,500   Cullen/Frost Bankers, Inc.                                          4.50        3/17/2027       3,516
     10,000   Cullen/Frost Capital Trust II (3 mo. LIBOR + 1.55%)                 3.85(b)     3/01/2034       8,520
     10,000   Eagle Bancorp, Inc. (3 mo. LIBOR + 3.85%)                           5.00(h)     8/01/2026      10,041
      5,000   Fifth Third Bancorp.                                                2.30        3/01/2019       4,992
     10,000   Fifth Third Bank                                                    3.85        3/15/2026       9,813
      3,500   First Maryland Capital Trust I (3 mo. LIBOR + 1.00%)                3.34(b)     1/15/2027       3,381
     10,000   First Niagara Financial Group, Inc.                                 7.25       12/15/2021      11,089
     10,000   First Republic Bank                                                 2.38        6/17/2019       9,979
     10,000   FirstMerit Bank, N.A.                                               4.27       11/25/2026       9,855
      3,250   Fulton Financial Corp.                                              3.60        3/16/2022       3,190
     10,000   Fulton Financial Corp.                                              4.50       11/15/2024       9,989
      5,000   Hilltop Holdings, Inc.                                              5.00        4/15/2025       4,943
      5,000   Home BancShares, Inc. (3 mo. LIBOR + 3.58%)                         5.63(h)     4/15/2027       5,124
     10,000   Huntington BancShares, Inc.                                         4.35        2/04/2023      10,096
     20,000   KeyBank, N.A.                                                       3.40        5/20/2026      18,972
      5,000   LegacyTexas Financial Group, Inc. (3 mo. LIBOR + 3.89%)             5.50(h)    12/01/2025       5,064
      5,000   Manufacturers & Traders Trust Co.                                   3.40        8/17/2027       4,818
      4,417   MB Financial Bank, N.A. (3 mo. LIBOR + 1.87%)                       4.00(h)    12/01/2027       4,359
     20,000   MUFG Americas Holdings Corp.                                        3.00        2/10/2025      19,083
     10,000   MUFG Union Bank, N.A.                                               2.25        5/06/2019       9,964
      1,000   People's United Bank N.A.                                           4.00        7/15/2024         990
     21,685   People's United Financial, Inc.                                     3.65       12/06/2022      21,592
      7,000   PNC Bank, N.A.                                                      4.20       11/01/2025       7,133
     10,000   PNC Financial Services Group, Inc.                                  2.85       11/09/2022       9,727
      5,000   PNC Financial Services Group, Inc.                                  3.15        5/19/2027       4,756
     10,000   Santander Holdings USA, Inc.                                        2.65        4/17/2020       9,886
      5,818   Santander Holdings USA, Inc.                                        4.40        7/13/2027       5,661
      5,000   Sterling National Bank (3 mo. LIBOR + 3.94%)                        5.25(h)     4/01/2026       5,081

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE       MATURITY         (000)
-------------------------------------------------------------------------------------------------------------------
$     6,021   Susquehanna BancShares, Inc.                                        5.38%       8/15/2022  $    6,359
     10,000   TCF National Bank                                                   6.25        6/08/2022      10,522
      4,062   Townebank (3 mo. LIBOR + 2.55%)                                     4.50(h)     7/30/2027       4,046
     10,000   Union Bankshares Corp. (3 mo. LIBOR + 3.18%)                        5.00(h)    12/15/2026      10,275
      5,000   Webster Financial Corp.                                             4.38        2/15/2024       5,014
                                                                                                         ----------
                                                                                                            357,121
                                                                                                         ----------
              REINSURANCE (0.1%)
     10,000   Alterra Finance, LLC                                                6.25        9/30/2020      10,561
                                                                                                         ----------
              REITs - MORTGAGE (0.0%)
      5,450   Starwood Property Trust, Inc.(a)                                    3.63        2/01/2021       5,335
                                                                                                         ----------
              SPECIALIZED FINANCE (0.2%)
     15,000   National Rural Utilities Cooperative Finance Corp.
               (3 mo. LIBOR + 2.91%)                                              4.75(h)     4/30/2043      15,222
                                                                                                         ----------
              THRIFTS & MORTGAGE FINANCE (0.4%)
      8,000   Astoria Financial Corp.                                             3.50        6/08/2020       7,995
     10,000   Flagstar Bancorp., Inc.                                             6.13        7/15/2021      10,435
     10,000   TIAA FSB Holdings, Inc.                                             5.75        7/02/2025      10,734
                                                                                                         ----------
                                                                                                             29,164
                                                                                                         ----------
              Total Financials                                                                            1,072,769
                                                                                                         ----------
              HEALTH CARE (2.6%)
              ------------------
              BIOTECHNOLOGY (0.6%)
      5,000   AbbVie, Inc.                                                        3.20       11/06/2022       4,912
     10,000   AbbVie, Inc.                                                        3.60        5/14/2025       9,769
     15,000   Baxalta, Inc.                                                       4.00        6/23/2025      14,730
     10,000   Celgene Corp.                                                       3.90        2/20/2028       9,706
     10,000   Gilead Sciences, Inc.                                               3.65        3/01/2026       9,945
                                                                                                         ----------
                                                                                                             49,062
                                                                                                         ----------
              HEALTH CARE EQUIPMENT (0.4%)
     10,000   Becton Dickinson & Co.                                              3.70        6/06/2027       9,613
     10,000   Covidien International Finance S.A.                                 2.95        6/15/2023       9,766
     10,000   Medtronic, Inc.                                                     4.38        3/15/2035      10,538
      2,000   Teleflex, Inc.                                                      4.88        6/01/2026       1,985
                                                                                                         ----------
                                                                                                             31,902
                                                                                                         ----------
              HEALTH CARE FACILITIES (0.6%)
      5,000   HCA, Inc.                                                           5.00        3/15/2024       5,087
     15,000   HCA, Inc.                                                           5.25        4/15/2025      15,366
      2,500   HCA, Inc.                                                           4.50        2/15/2027       2,438
      3,900   Northwell Healthcare, Inc.                                          3.39       11/01/2027       3,695
     10,000   Premier Health Partners                                             2.91       11/15/2026       9,104
      8,500   SSM Health Care Corp.                                               3.82        6/01/2027       8,406

================================================================================

34  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE       MATURITY         (000)
-------------------------------------------------------------------------------------------------------------------
$     2,000   Tenet Healthcare Corp.                                              4.50%       4/01/2021  $    2,015
      1,000   Vanderbilt University Medical Center                                4.17        7/01/2037         988
                                                                                                         ----------
                                                                                                             47,099
                                                                                                         ----------
              HEALTH CARE SERVICES (0.2%)
     15,000   Express Scripts Holding Co.                                         3.40        3/01/2027      13,975
                                                                                                         ----------
              MANAGED HEALTH CARE (0.2%)
     10,000   Cigna Corp.                                                         3.05       10/15/2027       9,114
      5,000   UnitedHealth Group, Inc.                                            3.10        3/15/2026       4,799
                                                                                                         ----------
                                                                                                             13,913
                                                                                                         ----------
              PHARMACEUTICALS (0.6%)
     15,000   Allergan Funding SCS                                                3.80        3/15/2025      14,739
     20,000   Mallinckrodt International Finance S.A.(g)                          4.75        4/15/2023      17,100
      5,000   Mylan N.V.                                                          3.75       12/15/2020       5,018
      5,000   Mylan N.V.                                                          3.95        6/15/2026       4,821
      5,555   Mylan, Inc.(a)                                                      4.55        4/15/2028       5,485
                                                                                                         ----------
                                                                                                             47,163
                                                                                                         ----------
              Total Health Care                                                                             203,114
                                                                                                         ----------
              INDUSTRIALS (5.2%)
              ------------------
              AEROSPACE & DEFENSE (0.5%)
     17,750   Arconic, Inc.(g)                                                    5.13       10/01/2024      17,761
     10,000   Lockheed Martin Corp.                                               3.60        3/01/2035       9,478
     10,000   Raytheon Co.                                                        4.20       12/15/2044      10,371
                                                                                                         ----------
                                                                                                             37,610
                                                                                                         ----------
              AIR FREIGHT & LOGISTICS (0.1%)
     10,000   FedEx Corp.                                                         3.90        2/01/2035       9,445
                                                                                                         ----------
              AIRLINES (1.6%)
      8,040   American Airlines, Inc. Pass-Through Trust                          3.70        4/01/2028       7,891
      9,053   American Airlines, Inc. Pass-Through Trust                          4.00        3/22/2029       8,973
      4,805   American Airlines, Inc. Pass-Through Trust                          4.00        8/15/2030       4,745
     10,000   American Airlines, Inc. Pass-Through Trust                          3.60        4/15/2031       9,700
      1,771   Continental Airlines, Inc. Pass-Through Trust                       5.50        4/29/2022       1,822
      7,539   Continental Airlines, Inc. Pass-Through Trust                       4.15       10/11/2025       7,638
      3,863   Continental Airlines, Inc. Pass-Through Trust                       4.00        4/29/2026       3,887
      7,836   Delta Air Lines Pass-Through Trust                                  3.88        1/30/2029       7,769
     13,118   Hawaiian Airlines, Inc. Pass-Through Trust                          3.90        7/15/2027      13,061
     12,959   Spirit Airlines Pass Through Trust                                  4.10       10/01/2029      13,073
     10,000   Spirit Airlines Pass Through Trust                                  3.38        8/15/2031       9,742
      7,000   United Airlines, Inc. Pass-Through Trust                            3.70        6/01/2024       6,911
      4,137   United Airlines, Inc. Pass-Through Trust                            4.30        2/15/2027       4,204
     17,146   United Airlines, Inc. Pass-Through Trust                            3.75        3/03/2028      17,067

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE       MATURITY         (000)
-------------------------------------------------------------------------------------------------------------------
$     2,740   US Airways Group, Inc. Pass-Through Trust                           6.25%      10/22/2024  $    2,935
      7,437   US Airways Group, Inc. Pass-Through Trust                           3.95        5/15/2027       7,425
                                                                                                         ----------
                                                                                                            126,843
                                                                                                         ----------
              CONSTRUCTION & ENGINEERING (0.2%)
     15,000   Sabal Trail Transmission, LLC(a)                                    4.68        5/01/2038      14,894
                                                                                                         ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.2%)
      4,851   Terex Corp. (3 mo. LIBOR + 2.00%)(f)                                4.33        1/31/2024       4,858
     10,000   Wabtec Corp.                                                        3.45       11/15/2026       9,215
                                                                                                         ----------
                                                                                                             14,073
                                                                                                         ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.5%)
     15,000   Eaton Corp.                                                         2.75       11/02/2022      14,590
     10,000   Eaton Corp.                                                         3.10        9/15/2027       9,377
     10,000   Hubbell, Inc.                                                       3.35        3/01/2026       9,522
      5,000   Hubbell, Inc.                                                       3.50        2/15/2028       4,755
                                                                                                         ----------
                                                                                                             38,244
                                                                                                         ----------
              INDUSTRIAL CONGLOMERATES (0.3%)
     11,842   General Electric Co. (3 mo. LIBOR + 3.33%)                          5.00(h)             -(i)   11,669
     15,000   General Electric Co. / LJ VP Holdings, LLC(a)                       3.80        6/18/2019      15,120
                                                                                                         ----------
                                                                                                             26,789
                                                                                                         ----------
              INDUSTRIAL MACHINERY (0.3%)
      5,000   Hillenbrand, Inc.                                                   5.50        7/15/2020       5,170
      1,500   Ingersoll-Rand Co.                                                  9.00        8/15/2021       1,698
     10,000   Snap-on, Inc.                                                       3.25        3/01/2027       9,688
      5,000   Stanley Black & Decker, Inc. (3 mo. LIBOR + 4.30%)                  5.75(h)    12/15/2053       5,050
                                                                                                         ----------
                                                                                                             21,606
                                                                                                         ----------
              RAILROADS (0.9%)
      8,000   Burlington Northern Santa Fe, LLC                                   3.75        4/01/2024       8,072
     10,000   Burlington Northern Santa Fe, LLC                                   3.65        9/01/2025      10,000
      7,000   Burlington Northern Santa Fe, LLC                                   3.90        8/01/2046       6,786
      7,000   Kansas City Southern                                                3.13        6/01/2026       6,434
      5,000   TTX Co.(a)                                                          4.15        1/15/2024       5,070
     10,000   TTX Co.(a)                                                          3.60        1/15/2025       9,834
      5,000   Union Pacific Corp.                                                 7.88        1/15/2019       5,114
     10,000   Union Pacific Corp.                                                 3.38        2/01/2035       9,101
     10,000   Union Pacific Corp.                                                 4.25        4/15/2043       9,821
                                                                                                         ----------
                                                                                                             70,232
                                                                                                         ----------
              TRADING COMPANIES & DISTRIBUTORS (0.3%)
     10,000   Air Lease Corp.                                                     3.63        4/01/2027       9,276
     10,000   ILFC E-Capital Trust I (Highest of 3 mo. LIBOR/10
                Year CMT/30 Year CMT + 1.55%)(a)                                  4.57(b)    12/21/2065       9,163

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36  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE       MATURITY         (000)
-------------------------------------------------------------------------------------------------------------------
$     5,000   International Lease Finance Corp.(a)                                7.13%       9/01/2018  $    5,017
                                                                                                         ----------
                                                                                                             23,456
                                                                                                         ----------
              TRUCKING (0.3%)
      5,000   J.B. Hunt Transport Services, Inc.                                  3.85        3/15/2024       4,956
      5,000   Penske Truck Leasing Co., LP / PTL Finance Corp.(a)                 3.95        3/10/2025       4,947
      5,000   Ryder System, Inc.                                                  3.45       11/15/2021       4,985
      9,412   Ryder System, Inc.                                                  3.40        3/01/2023       9,285
                                                                                                         ----------
                                                                                                             24,173
                                                                                                         ----------
              Total Industrials                                                                             407,365
                                                                                                         ----------
              INFORMATION TECHNOLOGY (2.1%)
              -----------------------------
              APPLICATION SOFTWARE (0.1%)
      7,295   Solera, LLC (1 mo. LIBOR + 2.75%)(f)                                4.83        3/03/2023       7,312
                                                                                                         ----------
              COMMUNICATIONS EQUIPMENT (0.2%)
     10,000   Cisco Systems, Inc.                                                 2.60        2/28/2023       9,755
     10,000   Motorola Solutions, Inc.                                            4.60        2/23/2028       9,883
                                                                                                         ----------
                                                                                                             19,638
                                                                                                         ----------
              DATA PROCESSING & OUTSOURCED SERVICES (0.1%)
      5,000   Total System Services, Inc.                                         4.80        4/01/2026       5,154
                                                                                                         ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
      2,604   Keysight Technologies, Inc.                                         4.60        4/06/2027       2,643
      3,000   Trimble, Inc.                                                       4.15        6/15/2023       2,989
                                                                                                         ----------
                                                                                                              5,632
                                                                                                         ----------
              ELECTRONIC MANUFACTURING SERVICES (0.1%)
     10,000   Molex Electronic Technologies, LLC(a)                               3.90        4/15/2025       9,850
                                                                                                         ----------
              HOME ENTERTAINMENT SOFTWARE (0.1%)
      7,500   Activision Blizzard, Inc.                                           3.40        9/15/2026       7,196
                                                                                                         ----------
              INTERNET SOFTWARE & SERVICES (0.1%)
      4,250   VeriSign, Inc.                                                      5.25        4/01/2025       4,362
                                                                                                         ----------
              IT CONSULTING & OTHER SERVICES (0.1%)
      5,000   International Business Machines Corp.                               7.63       10/15/2018       5,053
                                                                                                         ----------
              SEMICONDUCTOR EQUIPMENT (0.3%)
     10,000   Applied Materials, Inc.                                             3.30        4/01/2027       9,756
     10,000   Applied Materials, Inc.                                             5.10       10/01/2035      11,202
                                                                                                         ----------
                                                                                                             20,958
                                                                                                         ----------
              SEMICONDUCTORS (0.3%)
      5,000   Analog Devices, Inc.                                                4.50       12/05/2036       4,890
      5,000   Broadcom Corp. / Broadcom Cayman Finance Ltd.                       3.63        1/15/2024       4,843

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                           COUPON                         VALUE
(000)         SECURITY                                                            RATE       MATURITY           (000)
---------------------------------------------------------------------------------------------------------------------
$     7,000   QUALCOMM, Inc.                                                      3.25%      5/20/2027     $    6,614
     10,000   QUALCOMM, Inc.                                                      4.65       5/20/2035         10,084
                                                                                                           ----------
                                                                                                               26,431
                                                                                                           ----------
              SYSTEMS SOFTWARE (0.5%)
     10,000   Microsoft Corp.                                                     3.30       2/06/2027          9,887
     20,000   Microsoft Corp.                                                     4.20      11/03/2035         21,141
     10,000   Microsoft Corp.                                                     3.45       8/08/2036          9,651
                                                                                                           ----------
                                                                                                               40,679
                                                                                                           ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.1%)
      7,500   Dell International, LLC / EMC Corp.(a)                              4.42       6/15/2021          7,618
      2,500   Dell International, LLC / EMC Corp.(a)                              5.88       6/15/2021          2,566
                                                                                                           ----------
                                                                                                               10,184
                                                                                                           ----------
              Total Information Technology                                                                    162,449
                                                                                                           ----------
              MATERIALS (1.9%)
              ----------------
              COMMODITY CHEMICALS (0.3%)
     10,000   Chevron Phillips Chemical Co., LLC / Chevron
                Phillips Chemical Co., LP(a)                                      3.40      12/01/2026          9,744
      1,925   LYB International Finance II B.V.                                   3.50       3/02/2027          1,827
     10,000   Westlake Chemical Corp.                                             3.60       8/15/2026          9,520
                                                                                                           ----------
                                                                                                               21,091
                                                                                                           ----------
              CONSTRUCTION MATERIALS (0.0%)
      3,000   Eagle Materials, Inc.                                               4.50       8/01/2026          2,962
                                                                                                           ----------
              COPPER (0.1%)
      5,000   Freeport-McMoRan, Inc.                                              3.10       3/15/2020          4,956
      5,000   Freeport-McMoRan, Inc.                                              4.00      11/14/2021          4,981
                                                                                                           ----------
                                                                                                                9,937
                                                                                                           ----------
              DIVERSIFIED CHEMICALS (0.5%)
      7,500   CF Industries, Inc.(a)                                              4.50      12/01/2026          7,463
     20,000   Dow Chemical Co.                                                    4.25      10/01/2034         19,310
     10,000   E.I. du Pont de Nemours & Co.                                       2.80       2/15/2023          9,667
                                                                                                           ----------
                                                                                                               36,440
                                                                                                           ----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
      5,000   Monsanto Co.(g)                                                     3.38       7/15/2024          4,789
      5,000   Monsanto Co.                                                        3.95       4/15/2045          4,187
      5,000   Mosaic Co.                                                          4.05      11/15/2027          4,816
                                                                                                           ----------
                                                                                                               13,792
                                                                                                           ----------
              METAL & GLASS CONTAINERS (0.2%)
      3,000   Ball Corp.                                                          5.00       3/15/2022          3,090
      5,000   Ball Corp.                                                          5.25       7/01/2025          5,144

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38  | USAA INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                           COUPON                         VALUE
(000)         SECURITY                                                            RATE       MATURITY           (000)
---------------------------------------------------------------------------------------------------------------------
$     8,674   Reynolds Group Holdings, Inc.
                (3 mo. LIBOR + 2.75%)(f)                                          4.83%      2/05/2023     $    8,712
                                                                                                           ----------
                                                                                                               16,946
                                                                                                           ----------
              PAPER PACKAGING (0.3%)
      5,000   Crown Americas, LLC / Crown Americas Capital Corp.                  4.25       9/30/2026          4,536
      2,000   Graphic Packaging International, LLC                                4.13       8/15/2024          1,950
      5,000   International Paper Co.                                             3.80       1/15/2026          4,892
      7,500   International Paper Co.                                             3.00       2/15/2027          6,878
      5,000   Sealed Air Corp.(a)                                                 6.88       7/15/2033          5,438
                                                                                                           ----------
                                                                                                               23,694
                                                                                                           ----------
              SPECIALTY CHEMICALS (0.0%)
      2,900   Sherwin-Williams Co.                                                3.45       6/01/2027          2,769
                                                                                                           ----------
              STEEL (0.3%)
      5,000   Allegheny Ludlum, LLC                                               6.95      12/15/2025          5,163
     10,000   Allegheny Technologies, Inc.                                        5.95       1/15/2021         10,196
      8,890   Worthington Industries, Inc.                                        4.30       8/01/2032          8,301
                                                                                                           ----------
                                                                                                               23,660
                                                                                                           ----------
              Total Materials                                                                                 151,291
                                                                                                           ----------
              REAL ESTATE (2.4%)
              ------------------
              REITs - DIVERSIFIED (0.3%)
      7,500   Spirit Realty, LP                                                   4.45       9/15/2026          7,218
     15,000   Washington REIT                                                     3.95      10/15/2022         15,050
                                                                                                           ----------
                                                                                                               22,268
                                                                                                           ----------
              REITs - HEALTH CARE (0.4%)
      4,901   MPT Operating Partnership, LP / MPT Finance Corp.                   5.25       8/01/2026          4,864
      7,500   Physicians Realty, LP                                               4.30       3/15/2027          7,232
      4,000   Sabra Health Care, LP                                               5.13       8/15/2026          3,846
      6,000   Sabra Health Care, LP / Sabra Capital Corp.(g)                      5.38       6/01/2023          6,045
     10,000   Welltower, Inc.                                                     6.13       4/15/2020         10,452
                                                                                                           ----------
                                                                                                               32,439
                                                                                                           ----------
              REITs - HOTEL & RESORT (0.1%)
      5,000   Hospitality Properties Trust                                        4.95       2/15/2027          4,951
                                                                                                           ----------
              REITs - OFFICE (0.5%)
      5,000   Alexandria Real Estate Equities, Inc.                               4.60       4/01/2022          5,148
      5,000   Alexandria Real Estate Equities, Inc.                               4.50       7/30/2029          4,991
     10,000   Boston Properties, LP                                               3.85       2/01/2023         10,060
      7,500   Columbia Property Trust Operating Partnership, LP                   3.65       8/15/2026          7,011
      5,000   Hudson Pacific Properties, LP                                       3.95      11/01/2027          4,696
      4,444   SL Green Operating Partnership, LP                                  3.25      10/15/2022          4,320
                                                                                                           ----------
                                                                                                               36,226
                                                                                                           ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                           COUPON                         VALUE
(000)         SECURITY                                                            RATE       MATURITY           (000)
---------------------------------------------------------------------------------------------------------------------
              REITs - RESIDENTIAL (0.3%)
$     5,000   AvalonBay Communities, Inc.                                         3.63%     10/01/2020     $    5,034
      5,000   AvalonBay Communities, Inc.                                         3.45       6/01/2025          4,889
      2,679   AvalonBay Communities, Inc.                                         3.20       1/15/2028          2,528
      9,000   ERP Operating, LP                                                   2.85      11/01/2026          8,351
      7,000   UDR, Inc.                                                           4.63       1/10/2022          7,193
                                                                                                           ----------
                                                                                                               27,995
                                                                                                           ----------
              REITs - RETAIL (0.5%)
      7,000   Federal Realty Investment Trust                                     3.00       8/01/2022          6,841
     10,000   Federal Realty Investment Trust                                     2.75       6/01/2023          9,554
      1,852   Federal Realty Investment Trust                                     3.25       7/15/2027          1,735
      5,000   National Retail Properties, Inc.                                    4.00      11/15/2025          4,907
      5,000   Realty Income Corp.                                                 4.13      10/15/2026          4,971
      6,000   Realty Income Corp.                                                 3.00       1/15/2027          5,489
     10,000   Simon Property Group, LP                                            4.13      12/01/2021         10,206
                                                                                                           ----------
                                                                                                               43,703
                                                                                                           ----------
              REITs - SPECIALIZED (0.3%)
      4,366   Communications Sales & Leasing, Inc.
                (1 mo. LIBOR + 3.00%)(f)                                          5.08      10/24/2022          4,188
     10,000   Crown Castle International Corp.                                    5.25       1/15/2023         10,491
      8,000   EPR Properties                                                      4.75      12/15/2026          7,826
                                                                                                           ----------
                                                                                                               22,505
                                                                                                           ----------
              Total Real Estate                                                                               190,087
                                                                                                           ----------
              TELECOMMUNICATION SERVICES (1.6%)
              ---------------------------------
              ALTERNATIVE CARRIERS (0.3%)
     10,000   CenturyLink, Inc.                                                   5.80       3/15/2022         10,037
      2,000   CenturyLink, Inc.(g)                                                6.75      12/01/2023          2,055
      5,000   Qwest Corp.                                                         6.75      12/01/2021          5,328
                                                                                                           ----------
                                                                                                               17,420
                                                                                                           ----------
              INTEGRATED TELECOMMUNICATION SERVICES (0.9%)
     25,000   AT&T, Inc.                                                          4.50       5/15/2035         23,454
     10,000   AT&T, Inc.                                                          5.25       3/01/2037         10,040
     10,000   Centel Capital Corp.                                                9.00      10/15/2019         10,522
     10,000   Frontier Communications Corp.                                      11.00       9/15/2025          8,159
      8,909   Frontier Communications Corp.                                       7.88       1/15/2027          5,212
     10,000   Verizon Communications, Inc.                                        4.40      11/01/2034          9,728
      5,000   Verizon Communications, Inc.                                        4.13       8/15/2046          4,532
                                                                                                           ----------
                                                                                                               71,647
                                                                                                           ----------

================================================================================

40  | USAA INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                           COUPON                         VALUE
(000)         SECURITY                                                            RATE       MATURITY           (000)
---------------------------------------------------------------------------------------------------------------------
              WIRELESS TELECOMMUNICATION SERVICES (0.4%)
$     4,605   Grain Spectrum Funding II, LLC(a)                                   3.29%     10/10/2034     $    4,567
      8,938   Sprint Spectrum Co., LLC / Sprint Spectrum Co.
               II, LLC / Sprint Spectrum Co. III, LLC(a)                          3.36       3/20/2023          8,915
     19,500   Sprint Spectrum Co., LLC / Sprint Spectrum Co.
               II, LLC / Sprint Spectrum Co. III, LLC(a)                          4.74       3/20/2025         19,402
                                                                                                           ----------
                                                                                                               32,884
                                                                                                           ----------
              Total Telecommunication Services                                                                121,951
                                                                                                           ----------
              UTILITIES (6.2%)
              ----------------
              ELECTRIC UTILITIES (3.5%)
      5,000   Atlantic City Electric Co.                                          3.38       9/01/2024          4,907
     15,000   Cleco Corporate Holdings, LLC                                       3.74       5/01/2026         14,109
      5,000   Cleveland Electric Illuminating Co.                                 8.88      11/15/2018          5,085
      5,000   Delmarva Power & Light Co.                                          4.15       5/15/2045          4,927
      7,000   Duke Energy Carolinas, LLC                                          3.88       3/15/2046          6,726
     10,000   Duke Energy Indiana, LLC                                            3.75       5/15/2046          9,316
     10,000   Duke Energy Progress, Inc.                                          4.15      12/01/2044         10,083
      3,500   Duquesne Light Holdings, Inc.(a)                                    5.90      12/01/2021          3,698
      4,000   Entergy Arkansas, Inc.                                              3.05       6/01/2023          3,919
      7,000   Entergy Louisiana, LLC                                              4.95       1/15/2045          7,035
      5,000   Entergy Mississippi, Inc.                                           3.25      12/01/2027          4,761
     10,000   Entergy Texas, Inc.                                                 2.55       6/01/2021          9,731
     15,000   Entergy Texas, Inc.                                                 3.45      12/01/2027         14,527
      3,500   FirstEnergy Corp.                                                   3.90       7/15/2027          3,417
      5,000   Georgia Power Co.                                                   3.25       4/01/2026          4,794
     10,000   Gulf Power Co.                                                      3.30       5/30/2027          9,559
      7,500   ITC Holdings Corp.                                                  3.35      11/15/2027          7,046
      3,168   Mississippi Power Co.                                               4.25       3/15/2042          2,924
     10,000   Monongahela Power Co.(a)                                            4.10       4/15/2024         10,219
      5,000   Nevada Power Co.                                                    7.13       3/15/2019          5,134
      4,000   NextEra Energy Capital Holdings, Inc.
                (3 mo. LIBOR + 2.13%)                                             4.47(b)    6/15/2067          3,900
      5,000   Oglethorpe Power Corp.                                              6.10       3/15/2019          5,100
      5,000   Oncor Electric Delivery Co., LLC                                    3.75       4/01/2045          4,790
     15,000   Pacific Gas & Electric Co.                                          2.95       3/01/2026         13,565
      5,000   Potomac Electric Power Co.                                          4.15       3/15/2043          4,985
     26,130   PPL Capital Funding, Inc. (3 mo. LIBOR + 2.67%)                     5.00(b)    3/30/2067         25,763
     10,000   Public Service Electric & Gas Co.                                   3.80       3/01/2046          9,540
      5,000   South Carolina Electric & Gas Co.                                   5.30       5/15/2033          5,316
      5,000   South Carolina Electric & Gas Co.                                   4.10       6/15/2046          4,578
     10,000   Southern California Edison Co.
                (3 mo. LIBOR + 4.20%)                                             6.25(h)            -(i)      10,688

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                           COUPON                         VALUE
(000)         SECURITY                                                            RATE       MATURITY           (000)
---------------------------------------------------------------------------------------------------------------------
$    10,000   Southern Co.                                                        3.25%      7/01/2026     $    9,505
      5,000   System Energy Resources, Inc.                                       4.10       4/01/2023          5,031
     10,000   Tri-State Generation & Transmission Association, Inc.               4.70      11/01/2044         10,067
     10,000   Tri-State Generation & Transmission Association, Inc.               4.25       6/01/2046          9,196
     10,000   Xcel Energy, Inc.                                                   3.30       6/01/2025          9,649
                                                                                                           ----------
                                                                                                              273,590
                                                                                                           ----------
              GAS UTILITIES (0.8%)
      4,000   Atmos Energy Corp.                                                  8.50       3/15/2019          4,138
     10,000   Atmos Energy Corp.                                                  4.13      10/15/2044          9,898
     10,000   National Fuel Gas Co.                                               4.90      12/01/2021         10,284
     10,000   National Fuel Gas Co.                                               5.20       7/15/2025         10,291
     10,000   National Fuel Gas Co.                                               3.95       9/15/2027          9,455
      7,000   Southern Co. Gas Capital Corp.                                      3.25       6/15/2026          6,630
     11,880   Spire, Inc.                                                         3.54       2/27/2024         11,605
                                                                                                           ----------
                                                                                                               62,301
                                                                                                           ----------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
      5,000   AES Corp.                                                           4.88       5/15/2023          5,044
     10,000   AES Corp.                                                           5.50       4/15/2025         10,225
      4,850   Calpine Corp. (3 mo. LIBOR + 2.50%)(f)                              4.84       1/15/2024          4,860
                                                                                                           ----------
                                                                                                               20,129
                                                                                                           ----------
              MULTI-UTILITIES (1.2%)
      5,000   Ameren Illinois Co.                                                 9.75      11/15/2018          5,099
     15,000   Berkshire Hathaway Energy Co.                                       4.50       2/01/2045         15,304
      5,000   Black Hills Corp.                                                   5.88       7/15/2020          5,217
     10,000   Black Hills Corp.                                                   4.25      11/30/2023         10,156
     10,000   Consumers Energy Co.                                                3.95       7/15/2047          9,799
     15,000   Northern States Power Co.                                           4.00       8/15/2045         14,801
     20,000   Northern States Power Co.                                           3.60       5/15/2046         18,509
     15,000   WEC Energy Group, Inc. (3 mo. LIBOR + 2.11%)                        4.46(b)    5/15/2067         14,775
                                                                                                           ----------
                                                                                                               93,660
                                                                                                           ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.1%)
      5,000   ONEOK, Inc.                                                         4.25       2/01/2022          5,091
                                                                                                           ----------
              RENEWABLE ENERGY (0.0%)
      1,000   NextEra Energy Operating Partners, LP(a)                            4.25       9/15/2024            968
                                                                                                           ----------
              WATER UTILITIES (0.3%)
     10,000   American Water Capital Corp.                                        2.95       9/01/2027          9,470
     15,000   Aquarion Co.(a)                                                     4.00       8/15/2024         15,107
                                                                                                           ----------
                                                                                                               24,577
                                                                                                           ----------
              Total Utilities                                                                                 480,316
                                                                                                           ----------
              Total Corporate Obligations (cost: $3,663,146)                                                3,625,752
                                                                                                           ----------

================================================================================

42  | USAA INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                           COUPON                         VALUE
(000)         SECURITY                                                            RATE       MATURITY           (000)
---------------------------------------------------------------------------------------------------------------------
              EURODOLLAR AND YANKEE OBLIGATIONS (17.4%)

              CONSUMER DISCRETIONARY (0.4%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (0.2%)
$    10,000   American Honda Finance Corp.(a)                                     7.63%     10/01/2018     $   10,078
      5,000   Daimler Finance, N.A., LLC(a)                                       2.25       7/31/2019          4,967
                                                                                                           ----------
                                                                                                               15,045
                                                                                                           ----------
              PUBLISHING (0.1%)
     10,000   Pearson Funding Four plc(a),(g)                                     3.75       5/08/2022          9,850
                                                                                                           ----------
              RESTAURANTS (0.1%)
      4,439   1011778 B.C. Unlimited Liability Co.
               (3 mo. LIBOR + 2.25%)(f)                                           4.33       2/16/2024          4,442
                                                                                                           ----------
              Total Consumer Discretionary                                                                     29,337
                                                                                                           ----------
              CONSUMER STAPLES (1.4%)
              -----------------------
              BREWERS (0.3%)
     20,000   Anheuser-Busch InBev Finance, Inc.                                  4.70       2/01/2036         20,717
      6,500   Anheuser-Busch InBev Worldwide, Inc.                                4.38       4/15/2038          6,470
                                                                                                           ----------
                                                                                                               27,187
                                                                                                           ----------
              DISTILLERS & VINTNERS (0.4%)
     10,000   Bacardi Ltd.(a)                                                     4.70       5/15/2028          9,937
      7,500   Becle S.A. de C.V.(a)                                               3.75       5/13/2025          7,216
     10,000   Pernod Ricard S.A.(a)                                               4.25       7/15/2022         10,192
                                                                                                           ----------
                                                                                                               27,345
                                                                                                           ----------
              PACKAGED FOODS & MEATS (0.1%)
      2,963   JBS USA, LLC (3 mo. LIBOR + 2.50%)(f)                               4.83      10/30/2022          2,964
      4,000   Kerry Group Financial Services(a)                                   3.20       4/09/2023          3,907
      5,000   Smithfield Foods, Inc.(a)                                           4.25       2/01/2027          4,787
                                                                                                           ----------
                                                                                                               11,658
                                                                                                           ----------
              TOBACCO (0.6%)
      5,000   BAT Capital Corp.(a)                                                4.39       8/15/2037          4,808
     20,000   BAT International Finance plc(a)                                    3.95       6/15/2025         19,678
     20,000   Imperial Brands Finance plc(a)                                      4.25       7/21/2025         19,906
                                                                                                           ----------
                                                                                                               44,392
                                                                                                           ----------
              Total Consumer Staples                                                                          110,582
                                                                                                           ----------
              ENERGY (1.1%)
              -------------
              INTEGRATED OIL & GAS (0.8%)
     15,000   BP Capital Markets plc                                              3.59       4/14/2027         14,787
      5,000   BP Capital Markets plc                                              3.28       9/19/2027          4,823
     10,000   BP Capital Markets plc                                              3.72      11/28/2028          9,979

================================================================================

                                                 PORTFOLIO OF INVESTMENTS |  43

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                           COUPON                         VALUE
(000)         SECURITY                                                            RATE       MATURITY           (000)
---------------------------------------------------------------------------------------------------------------------
$     4,000   Husky Energy, Inc.                                                  7.25%     12/15/2019     $    4,205
     10,000   Petrobras Global Finance B.V.                                       6.13       1/17/2022         10,392
      6,000   Petroleos Mexicanos                                                 5.38       3/13/2022          6,177
     10,000   Shell International Finance B.V.                                    3.63       8/21/2042          9,296
                                                                                                           ----------
                                                                                                               59,659
                                                                                                           ----------
              OIL & GAS DRILLING (0.1%)
      5,000   Noble Holding International Ltd.(g)                                 7.95       4/01/2025          4,750
                                                                                                           ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.0%)
      4,500   Aker BP ASA(a)                                                      5.88       3/31/2025          4,629
                                                                                                           ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.2%)
      6,000   APT Pipelines Ltd.(a)                                               4.25       7/15/2027          5,808
     12,124   TransCanada PipeLines Ltd. (3 mo. LIBOR + 2.21%)                    4.55(b)    5/15/2067         11,419
                                                                                                           ----------
                                                                                                               17,227
                                                                                                           ----------
              Total Energy                                                                                     86,265
                                                                                                           ----------
              FINANCIALS (7.0%)
              -----------------
              DIVERSIFIED BANKS (5.6%)
     15,000   ABN AMRO Bank N.V.(a)                                               4.75       7/28/2025         15,121
     10,000   ABN AMRO Bank N.V.(a)                                               4.80       4/18/2026         10,109
     10,000   Australia & New Zealand Banking Group Ltd.(a)                       4.40       5/19/2026          9,810
      7,500   Bank of Montreal (5 yr. Semi-Annual Swap + 1.43%)                   3.80(h)   12/15/2032          7,016
     10,000   Bank of Nova Scotia                                                 4.50      12/16/2025         10,016
      5,000   Banque Federative du Credit Mutuel S.A.(a)                          2.70       7/20/2022          4,806
     12,300   Barclays Bank plc                                                   4.84       5/09/2028         11,735
     10,000   BBVA Bancomer S.A.(a),(g)                                           4.38       4/10/2024         10,110
      5,000   BNP Paribas S.A. (3 mo. LIBOR + 1.29%)(a)                           7.20(h)            -(i)       5,256
      5,000   BNP Paribas S.A.(a)                                                 4.38       9/28/2025          4,914
     10,000   BNP Paribas S.A.(a)                                                 4.38       5/12/2026          9,805
      4,000   BNP Paribas S.A.(a)                                                 4.63       3/13/2027          3,981
      9,200   BPCE S.A.(a)                                                        3.00       5/22/2022          8,929
      9,524   BPCE S.A.(a)                                                        3.50      10/23/2027          8,824
     10,000   BPCE S.A.(a)                                                        3.25       1/11/2028          9,267
      3,437   Canadian Imperial Bank of Commerce(a)                               7.26       4/10/2032          3,912
      5,000   Caribbean Development Bank(a)                                       4.38      11/09/2027          5,200
     10,000   Commonwealth Bank of Australia(a)                                   3.25       7/20/2023          9,946
     10,000   Cooperatieve Rabobank U.A.                                          3.88       2/08/2022         10,147
     16,903   Cooperatieve Rabobank U.A.                                          3.95      11/09/2022         16,925
      8,000   Cooperatieve Rabobank U.A.
                (5 yr. Semi-Annual Swap + 1.89%)                                  4.00(h)    4/10/2029          7,733
     14,286   Credit Agricole S.A.(a)                                             3.25      10/04/2024         13,546
     15,000   Credit Agricole S.A.(a)                                             4.13       1/10/2027         14,657

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44  | USAA INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                           COUPON                         VALUE
(000)         SECURITY                                                            RATE       MATURITY           (000)
---------------------------------------------------------------------------------------------------------------------
$    10,000   Credit Suisse Group Funding Ltd.                                    4.55%      4/17/2026     $   10,150
     15,000   HSBC Bank plc (6 mo. LIBOR + 0.25%)                                 2.81(b)            -(i)      11,573
     10,000   HSBC Holdings plc                                                   3.90       5/25/2026          9,825
      5,000   HSBC Holdings plc                                                   4.38      11/23/2026          4,966
     14,100   ING Groep N.V.                                                      3.95       3/29/2027         13,898
     25,000   Lloyds Banking Group plc                                            3.75       1/11/2027         23,711
      5,000   Lloyds Banking Group plc (3 mo. LIBOR + 1.21%)                      3.57(h)   11/07/2028          4,650
     20,000   Mizuho Financial Group, Inc.                                        3.17       9/11/2027         18,681
      5,000   National Australia Bank Ltd.                                        3.00       1/20/2023          4,864
     11,000   Nordea Bank AB(a)                                                   4.88       5/13/2021         11,311
     20,000   Royal Bank of Canada                                                4.65       1/27/2026         20,430
     10,000   Royal Bank of Scotland Group plc                                    6.13      12/15/2022         10,578
      7,000   Royal Bank of Scotland Group plc                                    3.88       9/12/2023          6,866
      5,000   Royal Bank of Scotland Group plc                                    4.80       4/05/2026          5,098
      5,000   Santander UK Group Holdings plc                                     3.57       1/10/2023          4,903
     20,000   Santander UK plc(a)                                                 5.00      11/07/2023         20,336
      5,000   Santander UK plc                                                    4.00       3/13/2024          5,068
      7,500   Standard Chartered plc (3 mo. LIBOR + 1.97%)(a)                     4.87(h)    3/15/2033          7,320
      7,500   Swedbank AB(a)                                                      2.65       3/10/2021          7,373
     10,000   Toronto-Dominion Bank
                (5 yr. Semi-Annual Swap + 2.21%)                                  3.63(h)    9/15/2031          9,446
     10,000   Westpac Banking Corp.
                (5 yr. Semi-Annual Swap + 2.24%)                                  4.32(h)   11/23/2031          9,601
                                                                                                           ----------
                                                                                                              432,413
                                                                                                           ----------
              DIVERSIFIED CAPITAL MARKETS (0.3%)
     21,400   Credit Suisse Group AG(a)                                           3.57       1/09/2023         21,098
      4,445   Credit Suisse Group AG (3 mo. LIBOR + 1.41%)(a)                     3.87(h)    1/12/2029          4,262
                                                                                                           ----------
                                                                                                               25,360
                                                                                                           ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.2%)
      5,500   ING Bank N.V. (5 yr. Semi-Annual Swap + 2.70%)                      4.13(h)   11/21/2023          5,519
     10,000   ORIX Corp.                                                          3.70       7/18/2027          9,631
                                                                                                           ----------
                                                                                                               15,150
                                                                                                           ----------
              PROPERTY & CASUALTY INSURANCE (0.5%)
     20,000   QBE Capital Funding III Ltd.
                (10 wk. LIBOR + 4.05%)(a)                                         7.25(h)    5/24/2041         21,675
      7,500   Suncorp-Metway Ltd.(a)                                              2.80       5/04/2022          7,256
      5,000   XLIT Ltd. (3 mo. LIBOR + 2.46%)(g)                                  4.80(b)            -(i)       4,938
      5,000   XLIT Ltd.                                                           4.45       3/31/2025          4,953
                                                                                                           ----------
                                                                                                               38,822
                                                                                                           ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  45

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                           COUPON                         VALUE
(000)         SECURITY                                                            RATE       MATURITY           (000)
---------------------------------------------------------------------------------------------------------------------
              THRIFTS & MORTGAGE FINANCE (0.4%)
$    20,000   Nationwide Building Society(a)                                      4.00%      9/14/2026     $   18,949
     12,000   Nationwide Building Society
                (5 yr. Semi-Annual Swap + 1.85%)(a)                               4.13(h)   10/18/2032         11,185
                                                                                                           ----------
                                                                                                               30,134
                                                                                                           ----------
              Total Financials                                                                                541,879
                                                                                                           ----------
              HEALTH CARE (0.3%)
              ------------------
              PHARMACEUTICALS (0.3%)
     10,000   GlaxoSmithKline Capital, Inc.(g)                                    4.20       3/18/2043         10,078
     15,000   Teva Pharmaceutical Finance Netherlands III B.V.                    3.15      10/01/2026         12,770
        500   Teva Pharmaceutical Finance Netherlands III B.V.(g)                 6.75       3/01/2028            534
                                                                                                           ----------
              Total Health Care                                                                                23,382
                                                                                                           ----------
              INDUSTRIALS (3.2%)
              ------------------
              AEROSPACE & DEFENSE (0.1%)
      3,000   DAE Funding, LLC(a)                                                 5.00       8/01/2024          2,955
      5,000   Rolls-Royce plc(a)                                                  3.63      10/14/2025          4,911
                                                                                                           ----------
                                                                                                                7,866
                                                                                                           ----------
              AGRICULTURE & FARM MACHINERY (0.3%)
     15,000   CNH Industrial N.V.                                                 4.50       8/15/2023         15,150
      5,000   CNH Industrial N.V.                                                 3.85      11/15/2027          4,703
                                                                                                           ----------
                                                                                                               19,853
                                                                                                           ----------
              AIRLINES (1.1%)
      3,878   Air Canada Pass-Through Trust(a)                                    5.38      11/15/2022          3,965
     20,039   Air Canada Pass-Through Trust(a)                                    4.13      11/15/2026         20,083
      8,879   Air Canada Pass-Through Trust(a)                                    3.60       9/15/2028          8,637
      5,421   Air Canada Pass-Through Trust(a)                                    3.75       6/15/2029          5,333
     16,194   British Airways Pass-Through Trust(a)                               4.63      12/20/2025         16,686
      4,107   British Airways Pass-Through Trust(a)                               3.80       3/20/2033          4,112
      2,973   Latam Airlines Pass-Through Trust                                   4.20       8/15/2029          2,859
      8,008   Turkish Airlines Pass-Through Trust(a)                              4.20       9/15/2028          7,498
      1,071   Virgin Australia Pass-Through Trust(a)                              6.00       4/23/2022          1,090
      3,514   Virgin Australia Pass-Through Trust(a)                              5.00       4/23/2025          3,577
     10,000   WestJet Airlines Ltd.(a)                                            3.50       6/16/2021          9,868
                                                                                                           ----------
                                                                                                               83,708
                                                                                                           ----------
              AIRPORT SERVICES (0.4%)
     10,000   Heathrow Funding Ltd.(a)                                            4.88       7/15/2023         10,434
     15,000   Sydney Airport Finance Co. Proprietary Ltd.(a)                      3.90       3/22/2023         14,818
     10,000   Sydney Airport Finance Co. Proprietary Ltd.                         3.63       4/28/2026          9,610
                                                                                                           ----------
                                                                                                               34,862
                                                                                                           ----------

================================================================================

46  | USAA INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                           COUPON                         VALUE
(000)         SECURITY                                                            RATE       MATURITY           (000)
---------------------------------------------------------------------------------------------------------------------
              DIVERSIFIED SUPPORT SERVICES (0.1%)
$     5,500   Brambles USA, Inc.(a)                                               4.13%     10/23/2025     $    5,478
                                                                                                           ----------
              INDUSTRIAL CONGLOMERATES (1.0%)
      7,500   CK Hutchison International Ltd.(a)                                  2.75      10/03/2026          6,770
     10,000   CK Hutchison International Ltd.(a)                                  3.50       4/05/2027          9,522
     10,000   CK Hutchison International Ltd.(a)                                  3.25       9/29/2027          9,299
      5,000   Hutchison Whampoa International 11 Ltd.(a)                          4.63       1/13/2022          5,146
     10,000   Hutchison Whampoa International 14 Ltd.(a)                          3.63      10/31/2024          9,796
     20,000   Siemens Financieringsmaatschappij N.V.(a)                           3.25       5/27/2025         19,478
     10,000   Siemens Financieringsmaatschappij N.V.(a)                           3.40       3/16/2027          9,716
     12,250   Smiths Group plc(a)                                                 3.63      10/12/2022         12,079
                                                                                                           ----------
                                                                                                               81,806
                                                                                                           ----------
              RAILROADS (0.1%)
     12,000   Canadian National Railway Co.                                       2.75       3/01/2026         11,274
                                                                                                           ----------
              TRADING COMPANIES & DISTRIBUTORS (0.1%)
      7,000   AerCap Ireland Capital DAC / AerCap Global
                Aviation Trust                                                    4.63       7/01/2022          7,126
                                                                                                           ----------
              Total Industrials                                                                               251,973
                                                                                                           ----------
              INFORMATION TECHNOLOGY (0.1%)
              -----------------------------
              ELECTRONIC MANUFACTURING SERVICES (0.1%)
      4,800   Tyco Electronics Group S.A.                                         3.13       8/15/2027          4,491
                                                                                                           ----------
              INTERNET SOFTWARE & SERVICES (0.0%)
      3,000   Tencent Holdings Ltd.(a)                                            3.93       1/19/2038          2,787
                                                                                                           ----------
              Total Information Technology                                                                      7,278
                                                                                                           ----------
              MATERIALS (2.3%)
              ----------------
              COMMODITY CHEMICALS (0.1%)
     10,000   Braskem Finance Ltd.                                                6.45       2/03/2024         10,835
                                                                                                           ----------
              CONSTRUCTION MATERIALS (0.3%)
      3,462   Boral Finance Proprietary Ltd.(a)                                   3.75       5/01/2028          3,262
      2,250   Cemex SAB de CV(a)                                                  7.75       4/16/2026          2,482
     10,000   Holcim U.S. Finance Sarl & Cie SCS(a)                               6.00      12/30/2019         10,362
      4,000   Votorantim Cimentos S.A.                                            7.25       4/05/2041          4,124
                                                                                                           ----------
                                                                                                               20,230
                                                                                                           ----------
              DIVERSIFIED METALS & MINING (0.4%)
      2,500   Anglo American Capital plc(a)                                       3.75       4/10/2022          2,466
      5,000   Anglo American Capital plc(a)                                       4.88       5/14/2025          5,030
      6,667   Anglo American Capital plc(a)                                       4.00       9/11/2027          6,141
      5,000   Glencore Funding, LLC(a)                                            4.13       5/30/2023          4,942
     15,000   Glencore Funding, LLC(a)                                            4.00       3/27/2027         14,140
                                                                                                           ----------
                                                                                                               32,719
                                                                                                           ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  47

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                           COUPON                         VALUE
(000)         SECURITY                                                            RATE       MATURITY           (000)
---------------------------------------------------------------------------------------------------------------------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.4%)
$    10,000   Nutrien Ltd.                                                        3.00%      4/01/2025     $    9,224
      5,000   Syngenta Finance N.V.(a)                                            3.93       4/23/2021          4,997
      2,000   Yara International ASA(a)                                           7.88       6/11/2019          2,082
     11,673   Yara International ASA(a)                                           4.75       6/01/2028         11,861
                                                                                                           ----------
                                                                                                               28,164
                                                                                                           ----------
              GOLD (0.3%)
     15,000   Goldcorp, Inc.                                                      3.70       3/15/2023         15,008
     10,000   Kinross Gold Corp.                                                  5.95       3/15/2024         10,395
      2,000   Kinross Gold Corp.                                                  4.50       7/15/2027          1,860
                                                                                                           ----------
                                                                                                               27,263
                                                                                                           ----------
              METAL & GLASS CONTAINERS (0.1%)
      1,000   Ardagh Packaging Finance plc / Ardagh
               Holdings USA, Inc.(a)                                              4.25       9/15/2022            985
      7,500   CCL Industries, Inc.(a)                                             3.25      10/01/2026          6,874
      2,500   Reynolds Group Issuer, Inc. / Reynolds Group
                Issuer, LLC / Reynolds Group Issuer Lu(a)                         5.13       7/15/2023          2,489
                                                                                                           ----------
                                                                                                               10,348
                                                                                                           ----------
              PAPER PACKAGING (0.0%)
      2,719   Klockner-Pentaplast of America, Inc.
                (1 mo. LIBOR + 4.25%)(f)                                          6.33       6/30/2022          2,609
                                                                                                           ----------
              PAPER PRODUCTS (0.1%)
      5,000   Amcor Finance USA, Inc.(a)                                          3.63       4/28/2026          4,744
                                                                                                           ----------
              PRECIOUS METALS & MINERALS (0.2%)
     13,000   Fresnillo plc(a)                                                    5.50      11/13/2023         13,761
                                                                                                           ----------
              SPECIALTY CHEMICALS (0.1%)
     10,000   Air Liquide Finance S.A.(a)                                         3.50       9/27/2046          9,105
                                                                                                           ----------
              STEEL (0.3%)
     10,000   ArcelorMittal                                                       6.25       2/25/2022         10,773
      5,000   Vale Overseas Ltd.(g)                                               4.38       1/11/2022          5,103
      5,000   Vale Overseas Ltd.                                                  6.25       8/10/2026          5,512
                                                                                                           ----------
                                                                                                               21,388
                                                                                                           ----------
              Total Materials                                                                                 181,166
                                                                                                           ----------
              REAL ESTATE (0.4%)
              ------------------
              REITs - RETAIL (0.4%)
      5,000   Scentre Group Trust(a)                                              2.38       4/28/2021          4,821
     10,000   Scentre Group Trust(a)                                              3.25      10/28/2025          9,436
     20,000   WEA Finance, LLC / Westfield UK & Europe
                Finance plc(a)                                                    3.75       9/17/2024         19,723
                                                                                                           ----------
              Total Real Estate                                                                                33,980
                                                                                                           ----------

================================================================================

48  | USAA INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                           COUPON                         VALUE
(000)         SECURITY                                                            RATE       MATURITY           (000)
---------------------------------------------------------------------------------------------------------------------
              TELECOMMUNICATION SERVICES (0.3%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
$    15,000   Deutsche Telekom International Finance B.V.(a)                      3.60%      1/19/2027     $   14,305
      5,000   Deutsche Telekom International Finance B.V.(a)                      4.75       6/21/2038          4,983
                                                                                                           ----------
                                                                                                               19,288
                                                                                                           ----------
              WIRELESS TELECOMMUNICATION SERVICES (0.1%)
      6,667   Vodafone Group plc                                                  5.00       5/30/2038          6,802
                                                                                                           ----------
              Total Telecommunication Services                                                                 26,090
                                                                                                           ----------
              UTILITIES (0.9%)
              ----------------
              ELECTRIC UTILITIES (0.9%)
      5,000   Comision Federal de Electricidad(a)                                 4.75       2/23/2027          4,975
      5,000   EDP Finance B.V.(a),(g)                                             5.25       1/14/2021          5,163
     25,000   Electricite de France S.A. (10 wk. LIBOR + 3.71%)(a)                5.25(h)            -(i)      24,875
      6,000   Emera U.S. Finance, LP                                              3.55       6/15/2026          5,697
     10,000   Enel Chile S.A.                                                     4.88       6/12/2028         10,255
      5,000   Enel Finance International N.V.(a)                                  3.63       5/25/2027          4,652
     10,000   Fortis, Inc.                                                        3.06      10/04/2026          9,177
      3,500   Transelec S.A.(a)                                                   3.88       1/12/2029          3,259
                                                                                                           ----------
              Total Utilities                                                                                  68,053
                                                                                                           ----------
              Total Eurodollar and Yankee Obligations (cost: $1,374,398)                                    1,359,985
                                                                                                           ----------

              FOREIGN GOVERNMENT OBLIGATIONS (0.5%)
   10,000     Italy Government International Bond                                 5.38       6/15/2033         10,723
CAD15,000     Province of Alberta                                                 2.55      12/15/2022         11,515
CAD20,000     Province of Ontario                                                 2.85       6/02/2023         15,509
                                                                                                           ----------
              Total Foreign Government Obligations (cost: $45,893)                                             37,747
                                                                                                           ----------

              MUNICIPAL OBLIGATIONS (8.5%)

              ARIZONA (0.0%)
$     3,500   School Facilities Board                                             2.38       9/01/2019          3,482
                                                                                                           ----------
              CALIFORNIA (0.8%)
      5,000   Industry Public Facilities Auth. (INS - Assured
                Guaranty Municipal Corp.)                                         3.47       1/01/2021          5,022
      5,000   Industry Public Facilities Auth. (INS - Assured
                Guaranty Municipal Corp.)                                         3.82       1/01/2022          5,063
      1,250   Las Virgenes Unified School District                                5.54       8/01/2025          1,360
        850   Placentia Yorba Linda Unified School District                       5.40       8/01/2021            899
      5,000   Port of Oakland                                                     4.50       5/01/2030          5,265
     11,700   Port of Oakland                                                     4.50       5/01/2032         12,262
      4,250   Riverside CCD                                                       3.49       8/01/2023          4,291
      3,000   Riverside CCD                                                       3.61       8/01/2024          3,026

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                                                  PORTFOLIO OF INVESTMENTS |  49

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
---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                           COUPON                         VALUE
(000)         SECURITY                                                            RATE       MATURITY           (000)
---------------------------------------------------------------------------------------------------------------------
$    10,000   San Jose Redev. Agency Successor Agency                             3.13%      8/01/2028     $    9,483
      5,250   San Marcos Redev. Agency Successor Agency                           4.02      10/01/2025          5,357
      6,500   San Marcos Redev. Agency Successor Agency                           4.47      10/01/2029          6,650
      2,000   Torrance Unified School District                                    5.52       8/01/2021          2,127
      2,590   Vista Redev. Agency (INS - Assured
                Guaranty Municipal Corp.)                                         4.13       9/01/2030          2,639
                                                                                                           ----------
                                                                                                               63,444
                                                                                                           ----------
              COLORADO (0.1%)
      5,000   El Paso County                                                      4.47      10/01/2035          5,125
                                                                                                           ----------
              CONNECTICUT (0.5%)
     10,000   City of Bridgeport                                                  4.03       8/15/2028         10,041
      7,380   City of Bridgeport                                                  4.08       8/15/2029          7,351
      1,000   Mashantucket (Western) Pequot Tribe(k)                              7.35       7/01/2026            174
      5,000   State                                                               3.23       1/15/2025          4,839
      3,845   Town of Hamden                                                      4.93       8/15/2030          3,927
     10,000   Town of Stratford                                                   5.75       8/15/2030         10,862
                                                                                                           ----------
                                                                                                               37,194
                                                                                                           ----------
              FLORIDA (0.7%)
      3,250   City of Jacksonville                                                2.00      10/01/2019          3,216
      3,000   City of Jacksonville                                                2.37      10/01/2020          2,951
     10,000   Community Health Network, Inc.                                      4.24       5/01/2025         10,144
      9,200   Liberty County (Put Date 8/07/2018)(a),(m)                          1.08      10/01/2028          9,200
      8,250   Miami-Dade County Aviation                                          2.70      10/01/2026          7,715
     10,000   Miami-Dade County School Board (INS - Assured
                Guaranty Municipal Corp.)                                         5.38       5/01/2031         10,794
      6,000   Palm Beach County School District                                   5.40       8/01/2025          6,607
      2,500   Tohopekaliga Water Auth. (PRE)                                      5.25      10/01/2036          2,762
                                                                                                           ----------
                                                                                                               53,389
                                                                                                           ----------
              GEORGIA (0.1%)
      5,000   Appling County Dev. Auth. (Put Date 4/01/2020)(n)                   2.40       1/01/2038          5,011
      2,000   Atlanta & Fulton County Recreation Auth.                            3.80      12/15/2037          1,953
      1,500   Atlanta & Fulton County Recreation Auth.                            4.00      12/15/2046          1,482
                                                                                                           ----------
                                                                                                                8,446
                                                                                                           ----------
              HAWAII (0.4%)
      1,250   City & County of Honolulu                                           2.51      11/01/2022          1,222
      5,000   City & County of Honolulu                                           2.51      11/01/2022          4,887
        900   City & County of Honolulu                                           2.81      11/01/2023            886
        730   City & County of Honolulu                                           2.91      11/01/2024            716
        680   City & County of Honolulu                                           3.06      11/01/2025            669
        775   City & County of Honolulu                                           3.16      11/01/2026            761
        625   City & County of Honolulu                                           3.26      11/01/2027            615
        690   City & County of Honolulu                                           3.36      11/01/2028            691

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

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
---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                           COUPON                         VALUE
(000)         SECURITY                                                            RATE       MATURITY           (000)
---------------------------------------------------------------------------------------------------------------------
$     7,000   State                                                               2.80%     10/01/2027     $    6,574
      3,000   State Department of Budget and Finance                              3.25       1/01/2025          3,029
      7,235   State Department of Budget and Finance                              3.10       5/01/2026          7,176
                                                                                                           ----------
                                                                                                               27,226
                                                                                                           ----------
              IDAHO (0.1%)
      2,500   State Building Auth.                                                3.78       9/01/2030          2,496
      2,120   State Building Auth.                                                3.93       9/01/2031          2,142
      2,000   State Building Auth.                                                3.98       9/01/2032          2,023
                                                                                                           ----------
                                                                                                                6,661
                                                                                                           ----------
              ILLINOIS (0.5%)
      2,750   Art Institute of Chicago                                            3.23       3/01/2022          2,720
      6,500   Chicago Midway International Airport                                5.00       1/01/2025          7,214
      8,000   Chicago Midway International Airport                                5.00       1/01/2026          8,849
      5,000   Chicago O'Hare International Airport                                5.00       1/01/2021          5,349
      6,500   City of Chicago Wastewater Transmission                             5.84       1/01/2035          7,303
      2,025   Finance Auth.                                                       3.55       8/15/2029          1,955
      3,000   Finance Auth.                                                       3.60       8/15/2030          2,894
      4,500   Winnebago & Boone County School District No. 205                    3.80      12/01/2026          4,399
                                                                                                           ----------
                                                                                                               40,683
                                                                                                           ----------
              INDIANA (0.3%)
      4,955   Finance Auth.                                                       4.36       7/15/2029          5,127
      4,260   Finance Auth.                                                       4.53       7/15/2031          4,384
      1,500   Finance Auth.                                                       3.62       7/01/2036          1,458
      9,520   Bond Bank                                                           2.13       7/15/2019          9,475
      5,000   Univ. of Notre Dame                                                 3.44       2/15/2045          4,688
                                                                                                           ----------
                                                                                                               25,132
                                                                                                           ----------
              KANSAS (0.1%)
     10,000   Dev. Finance Auth.                                                  4.73       4/15/2037         10,551
                                                                                                           ----------
              KENTUCKY (0.1%)
      1,000   Economic Dev. Finance Auth. (INS - Assured
                Guaranty Municipal Corp.)                                         3.62      12/01/2025            982
      2,335   Economic Dev. Finance Auth.                                         3.72      12/01/2026          2,286
      1,985   Economic Dev. Finance Auth.                                         3.82      12/01/2027          1,944
      1,000   Economic Dev. Finance Auth.                                         3.92      12/01/2028            983
      1,500   Economic Dev. Finance Auth.                                         4.02      12/01/2029          1,483
      1,300   Economic Dev. Finance Auth.                                         4.12      12/01/2030          1,295
                                                                                                           ----------
                                                                                                                8,973
                                                                                                           ----------
              MAINE (0.3%)
     17,000   Eastern Maine Healthcare Systems                                    5.02       7/01/2036         16,673
      5,000   Municipal Bond Bank                                                 4.25       6/01/2023          5,178
                                                                                                           ----------
                                                                                                               21,851
                                                                                                           ----------

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                                                  PORTFOLIO OF INVESTMENTS |  51

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
---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                           COUPON                         VALUE
(000)         SECURITY                                                            RATE       MATURITY           (000)
---------------------------------------------------------------------------------------------------------------------
              MARYLAND (0.1%)
$     2,290   EDC                                                                 4.05%      6/01/2027     $    2,226
      2,390   EDC                                                                 4.15       6/01/2028          2,312
      2,495   EDC                                                                 4.25       6/01/2029          2,407
      1,325   EDC                                                                 4.35       6/01/2030          1,276
      1,385   EDC                                                                 4.40       6/01/2031          1,334
                                                                                                           ----------
                                                                                                                9,555
                                                                                                           ----------
              MASSACHUSETTS (0.1%)
      4,250   Boston Medical Center Corp.                                         4.52       7/01/2026          4,305
                                                                                                           ----------
              MINNESOTA (0.1%)
     10,000   City of Rochester (Put Date 11/15/2021)(n)                          4.50      11/15/2038         10,801
                                                                                                           ----------
              MISSISSIPPI (0.2%)
      1,800   State                                                               2.83      12/01/2024          1,748
      2,000   State                                                               3.03      12/01/2025          1,951
     10,000   State                                                               3.73      10/01/2032          9,801
                                                                                                           ----------
                                                                                                               13,500
                                                                                                           ----------
              NEW JERSEY (0.8%)
      2,525   Atlantic City                                                       4.23       9/01/2025          2,520
      2,415   Atlantic City                                                       4.29       9/01/2026          2,415
     14,310   EDA                                                                 4.45       6/15/2020         14,569
      7,300   EDA (PRE)                                                           5.25       9/01/2022          7,919
      2,700   EDA                                                                 5.25       9/01/2022          2,873
      2,500   EDA                                                                 5.71       6/15/2030          2,753
      3,000   Educational Facilities Auth.                                        4.02       7/01/2039          2,953
      6,080   Princeton Theological Seminary                                      4.11       7/01/2023          6,234
        500   South Jersey Port Corp.                                             5.00       1/01/2025            551
      1,000   South Jersey Port Corp.                                             5.00       1/01/2026          1,110
      1,000   South Jersey Port Corp.                                             5.00       1/01/2027          1,115
        500   South Jersey Port Corp.                                             5.00       1/01/2028            561
      5,000   Transportation Trust Fund Auth.                                     1.76      12/15/2018          4,980
      5,000   Transportation Trust Fund Auth. (INS - AMBAC
                Assurance Corp.)                                                  5.25      12/15/2022          5,537
      3,320   Transportation Trust Fund Auth.                                     5.50      12/15/2022          3,698
      1,810   Transportation Trust Fund Auth.                                     5.75      12/15/2028          2,002
                                                                                                           ----------
                                                                                                               61,790
                                                                                                           ----------
              NEW MEXICO (0.0%)
      1,250   Sandoval County                                                     2.32       6/01/2019          1,246
      1,000   Sandoval County                                                     2.72       6/01/2020            992
                                                                                                           ----------
                                                                                                                2,238
                                                                                                           ----------

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

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                           COUPON                         VALUE
(000)         SECURITY                                                            RATE       MATURITY           (000)
---------------------------------------------------------------------------------------------------------------------
              NEW YORK (0.7%)
$     3,000   Bon Secours Charity Health System, Inc.                             5.25%     11/01/2025     $    3,037
      2,500   Horace Mann School                                                  3.27       7/01/2027          2,396
     10,000   Long Island Power Auth.                                             5.25       5/01/2022         10,424
      2,500   Long Island Power Auth.                                             3.98       9/01/2025          2,481
      2,500   Long Island Power Auth.                                             4.13       9/01/2026          2,493
      5,000   New York City Transitional Finance Auth.                            5.00       2/01/2035          5,351
     10,825   New York City Water & Sewer                                         5.25       6/15/2040         11,158
      6,500   NYU Langone Hospitals                                               4.17       7/01/2037          6,465
      5,000   State Energy Research & Dev. Auth.
                (Put Date 5/01/2020)(n)                                           2.38       7/01/2026          5,031
        600   Town of Oyster Bay                                                  3.55       2/01/2019            601
      1,830   Town of Oyster Bay                                                  3.80       2/01/2020          1,828
      1,500   Town of Oyster Bay                                                  3.95       2/01/2021          1,497
                                                                                                           ----------
                                                                                                               52,762
                                                                                                           ----------
              NORTH CAROLINA (0.1%)
      5,000   City of Kannapolis                                                  7.28       3/01/2027          5,285
                                                                                                           ----------
              OHIO (0.3%)
     10,000   Cleveland Public Power                                              5.50      11/15/2038         10,235
     15,000   Mercy Health                                                        3.38      11/01/2025         14,473
                                                                                                           ----------
                                                                                                               24,708
                                                                                                           ----------
              OKLAHOMA (0.2%)
     10,250   Dev. Finance Auth.                                                  5.45       8/15/2028         10,744
      1,365   Dev. Finance Auth.                                                  5.88       8/01/2037          1,267
                                                                                                           ----------
                                                                                                               12,011
                                                                                                           ----------
              PENNSYLVANIA (0.4%)
      5,045   Commonwealth Financing Auth.                                        3.86       6/01/2038          4,935
      1,375   Economic Dev. Finance Auth.                                         3.20      11/15/2027          1,314
     10,000   IDA(a)                                                              3.56       7/01/2024          9,681
     10,000   Philadelphia School District                                        5.06       9/01/2042         10,439
      1,625   Public School Building Auth. (INS - Build America
                Mutual Assurance Co.)                                             2.84      12/01/2019          1,617
      1,300   Public School Building Auth. (INS - Build America
                Mutual Assurance Co.)                                             4.08      12/01/2023          1,321
      3,620   Scranton School District
                (Put Date 6/15/2019)(n)                                           4.13       6/15/2034          3,584
                                                                                                           ----------
                                                                                                               32,891
                                                                                                           ----------
              SOUTH CAROLINA (0.1%)
     10,000   Public Service Auth.                                                4.77      12/01/2045         10,462
                                                                                                           ----------
              TENNESSEE (0.2%)
      2,000   Jackson Energy Auth.                                                2.90       4/01/2022          1,964
      2,745   Jackson Energy Auth.                                                3.05       4/01/2023          2,695

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                                                  PORTFOLIO OF INVESTMENTS |  53

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
---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                           COUPON                         VALUE
(000)         SECURITY                                                            RATE       MATURITY           (000)
---------------------------------------------------------------------------------------------------------------------
$     3,915   Jackson Energy Auth.                                                3.20%      4/01/2024     $    3,848
      8,000   Metropolitan Nashville & Davidson County
                Health & Educational Board                                        4.05       7/01/2026          8,163
                                                                                                           ----------
                                                                                                               16,670
                                                                                                           ----------
              TEXAS (1.1%)
      7,000   Baylor Scott & White Holdings                                       3.10      11/15/2025          6,673
     20,000   Baylor Scott & White Holdings                                       2.65      11/15/2026         18,215
      1,550   City of Austin CCD                                                  6.76       8/01/2030          1,881
      2,000   City of Austin CCD                                                  6.91       8/01/2035          2,592
      5,000   City of Houston Combined Utility System                             5.00      11/15/2033          5,342
      9,000   Colony Local Dev. Corp. (INS - Berkshire Hathaway
                Assurance Corp.)                                                  4.38      10/01/2033          9,517
     12,570   Dallas-Fort Worth International Airport Facilities                  4.00      11/01/2021         13,128
      2,265   Dallas-Fort Worth International Airport Facilities                  4.44      11/01/2021          2,323
      9,700   Ector County Hospital District                                      7.18       9/15/2035          9,805
      2,000   McLennan County Public Facility Corp.                               3.90       6/01/2029          2,035
      3,000   North Texas Tollway Auth. (PRE)                                     5.00       9/01/2031          3,274
      1,700   Nueces County Port of Corpus Christi Auth.                          3.29      12/01/2023          1,707
      1,500   Nueces County Port of Corpus Christi Auth.                          3.39      12/01/2024          1,503
      1,000   Nueces County Port of Corpus Christi Auth.                          3.49      12/01/2025          1,001
      4,305   Pedernales Electric Cooperative, Inc.(a)                            5.95      11/15/2022          4,555
                                                                                                           ----------
                                                                                                               83,551
                                                                                                           ----------
              WASHINGTON (0.1%)
     10,000   State (PRE)                                                         5.25       2/01/2036         10,862
                                                                                                           ----------
              Total Municipal Obligations (cost: $652,616)                                                    663,548
                                                                                                           ----------

              PREFERRED BONDS (0.1%)

              FINANCIALS (0.1%)
              -----------------
              PROPERTY & CASUALTY INSURANCE (0.1%)
      5,000   Catlin Insurance Co. Ltd.
                (3 mo. LIBOR + 2.98%)(a),(g) (cost: $5,000)                       5.32(b)            -(i)       4,962
                                                                                                           ----------

              U.S. GOVERNMENT AGENCY ISSUES (4.0%)(o)

              AGENCY SPONSORED MORTGAGE-BACKED (0.1%)
      2,751   Government National Mortgage Assn. I                                5.00       8/15/2033          2,943
         48   Government National Mortgage Assn. I                                6.00       8/15/2028             53
         43   Government National Mortgage Assn. I                                6.00       9/15/2028             47
        111   Government National Mortgage Assn. I                                6.00       9/15/2028            120
      1,150   Government National Mortgage Assn. I                                6.00       9/15/2028          1,261
        209   Government National Mortgage Assn. I                                6.00      10/15/2028            229
        117   Government National Mortgage Assn. I                                6.00       1/15/2029            127

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54  | USAA INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                           COUPON                         VALUE
(000)         SECURITY                                                            RATE       MATURITY           (000)
---------------------------------------------------------------------------------------------------------------------
$        15   Government National Mortgage Assn. I                                6.00%      1/15/2029     $       17
        178   Government National Mortgage Assn. I                                6.00       1/15/2029            193
        207   Government National Mortgage Assn. I                                6.00       1/15/2033            226
          4   Government National Mortgage Assn. I                                6.50       6/15/2023              5
        125   Government National Mortgage Assn. I                                6.50       7/15/2023            138
          3   Government National Mortgage Assn. I                                6.50       7/15/2023              3
         21   Government National Mortgage Assn. I                                6.50       9/15/2023             23
        111   Government National Mortgage Assn. I                                6.50      10/15/2023            122
         50   Government National Mortgage Assn. I                                6.50      10/15/2023             55
         14   Government National Mortgage Assn. I                                6.50      10/15/2023             15
        150   Government National Mortgage Assn. I                                6.50      12/15/2023            165
         59   Government National Mortgage Assn. I                                6.50      12/15/2023             65
         27   Government National Mortgage Assn. I                                6.50       1/15/2024             30
         40   Government National Mortgage Assn. I                                6.50       2/15/2024             44
         46   Government National Mortgage Assn. I                                6.50       4/15/2026             50
        218   Government National Mortgage Assn. I                                6.50       5/15/2028            241
        444   Government National Mortgage Assn. I                                6.50      10/15/2031            488
         25   Government National Mortgage Assn. I                                7.00       5/15/2023             26
         22   Government National Mortgage Assn. I                                7.00       5/15/2023             23
         19   Government National Mortgage Assn. I                                7.00       5/15/2023             19
         13   Government National Mortgage Assn. I                                7.00       5/15/2023             13
         47   Government National Mortgage Assn. I                                7.00       6/15/2023             49
         41   Government National Mortgage Assn. I                                7.00       6/15/2023             41
         10   Government National Mortgage Assn. I                                7.00       8/15/2023             10
          9   Government National Mortgage Assn. I                                7.00       8/15/2023              9
         55   Government National Mortgage Assn. I                                7.00       8/15/2023             57
          9   Government National Mortgage Assn. I                                7.00       8/15/2023             10
         29   Government National Mortgage Assn. I                                7.00       9/15/2023             29
         12   Government National Mortgage Assn. I                                7.00       1/15/2026             12
         20   Government National Mortgage Assn. I                                7.00       3/15/2026             21
          6   Government National Mortgage Assn. I                                7.00       3/15/2026              6
        133   Government National Mortgage Assn. I                                7.00      10/15/2027            149
        251   Government National Mortgage Assn. I                                7.00       6/15/2029            270
        124   Government National Mortgage Assn. I                                7.00       6/15/2029            132
         19   Government National Mortgage Assn. I                                7.00       7/15/2029             19
        212   Government National Mortgage Assn. I                                7.00       8/15/2031            237
         68   Government National Mortgage Assn. I                                7.00       7/15/2032             75
         46   Government National Mortgage Assn. I                                7.50       7/15/2023             48
        127   Government National Mortgage Assn. I                                7.50       6/15/2026            135
         55   Government National Mortgage Assn. I                                7.50       6/15/2026             59
         44   Government National Mortgage Assn. I                                7.50       7/15/2026             45
         79   Government National Mortgage Assn. I                                7.50       5/15/2027             84
        129   Government National Mortgage Assn. I                                7.50       2/15/2028            143

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                                                  PORTFOLIO OF INVESTMENTS |  55

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                           COUPON                         VALUE
(000)         SECURITY                                                            RATE       MATURITY           (000)
---------------------------------------------------------------------------------------------------------------------
$        94   Government National Mortgage Assn. I                                7.50%     12/15/2028     $      106
         73   Government National Mortgage Assn. I                                7.50       8/15/2029             81
        467   Government National Mortgage Assn. II                               5.50       4/20/2033            510
        442   Government National Mortgage Assn. II                               6.00       8/20/2032            482
        324   Government National Mortgage Assn. II                               6.00       9/20/2032            355
        153   Government National Mortgage Assn. II                               6.50       8/20/2031            170
                                                                                                           ----------
                                                                                                               10,085
                                                                                                           ----------
              COLLATERALIZED-MORTGAGE OBLIGATIONS (0.1%)
     10,000   Freddie Mac(+) REMIC                                                4.00       6/15/2029         10,292
                                                                                                           ----------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (2.7%)
     11,250   Fannie Mae(+)                                                       2.15       1/25/2023         10,797
      4,834   Fannie Mae(+)                                                       2.64(d)   11/25/2024          4,661
      3,500   Fannie Mae(+)                                                       2.78(d)    2/25/2027          3,327
      2,500   Fannie Mae(+)                                                       2.96(d)    2/25/2027          2,406
      7,105   Fannie Mae(+)                                                       3.04(d)    3/25/2028          6,836
      3,500   Freddie Mac(+)                                                      1.60       8/15/2051          3,402
     10,000   Freddie Mac(+)                                                      2.59       5/25/2026          9,346
     20,000   Freddie Mac(+)                                                      2.65       8/25/2026         18,986
     17,000   Freddie Mac(+)                                                      2.77       5/25/2025         16,443
     15,000   Freddie Mac(+)                                                      2.81       1/25/2025         14,631
     12,000   Freddie Mac(+)                                                      2.85       3/25/2026         11,506
      7,000   Freddie Mac(+)                                                      3.00      12/25/2025          6,862
      8,000   Freddie Mac(+)                                                      3.01       7/25/2025          7,877
     10,000   Freddie Mac(+)                                                      3.02       1/25/2025          9,869
      4,855   Freddie Mac(+)                                                      3.12(d)   10/25/2031          4,572
      9,500   Freddie Mac(+)                                                      3.17       3/25/2027          9,239
      5,759   Freddie Mac(+)                                                      3.19(d)    9/25/2027          5,631
      4,533   Freddie Mac(+)                                                      3.24       8/25/2027          4,458
      7,500   Freddie Mac(+)                                                      3.29(d)    3/25/2029          7,279
      8,766   Freddie Mac(+)                                                      3.30(d)   11/25/2027          8,650
     10,000   Freddie Mac(+)                                                      3.41      12/25/2026          9,992
      9,000   Freddie Mac(+)                                                      3.43(d)    1/25/2027          8,997
      4,455   Freddie Mac(+)                                                      3.46      11/25/2032          4,332
     15,500   Freddie Mac(+)                                                      3.51       4/25/2030         15,314
      3,000   Freddie Mac(+)                                                      3.65(d)    2/25/2028          3,035
                                                                                                           ----------
                                                                                                              208,448
                                                                                                           ----------
              INTEREST-ONLY COMMERCIAL MORTGAGE BACKED SECURITIES (0.2%)
     67,704   Freddie Mac(+)                                                      0.86(d)   10/25/2022          2,053
     92,618   Freddie Mac(+)                                                      1.01(d)   11/25/2022          3,224
     57,290   Freddie Mac(+)                                                      1.36(d)    1/25/2022          2,117
     90,830   Freddie Mac(+)                                                      1.42(d)    5/25/2022          3,972

================================================================================

56  | USAA INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                           COUPON                         VALUE
(000)         SECURITY                                                            RATE       MATURITY           (000)
---------------------------------------------------------------------------------------------------------------------
$    69,389   Freddie Mac(+)                                                      1.46%(d)   6/25/2022     $    3,212
     64,622   Freddie Mac(+)                                                      1.50(d)    3/25/2019            354
     49,146   Freddie Mac(+)                                                      1.54(d)   10/25/2018             45
                                                                                                           ----------
                                                                                                               14,977
                                                                                                           ----------
              MORTGAGE-BACKED PASS-THROUGH SECURITIES (0.7%)
      8,349   Fannie Mae(+)                                                       2.50       2/01/2028          8,144
      1,483   Fannie Mae(+)                                                       5.00       6/01/2033          1,585
        309   Fannie Mae(+)                                                       5.50       7/01/2021            316
      1,905   Fannie Mae(+)                                                       5.50       9/01/2035          2,072
        810   Fannie Mae(+)                                                       5.50      10/01/2035            879
        248   Fannie Mae(+)                                                       5.50       1/01/2036            268
        804   Fannie Mae(+)                                                       5.50       4/01/2036            869
        866   Fannie Mae(+)                                                       5.50       2/01/2037            934
        430   Fannie Mae(+)                                                       5.50       3/01/2037            460
        395   Fannie Mae(+)                                                       5.50      11/01/2037            424
      1,184   Fannie Mae(+)                                                       5.50       5/01/2038          1,275
        711   Fannie Mae(+)                                                       6.00       5/01/2036            778
        584   Fannie Mae(+)                                                       6.00       6/01/2036            639
        737   Fannie Mae(+)                                                       6.00       8/01/2037            800
        205   Fannie Mae(+)                                                       6.50       4/01/2031            229
          4   Fannie Mae(+)                                                       6.50       7/01/2031              4
        377   Fannie Mae(+)                                                       6.50       3/01/2032            420
          9   Fannie Mae(+)                                                       7.00      10/01/2022              9
          5   Fannie Mae(+)                                                       7.00       3/01/2023              5
      9,947   Freddie Mac(+)                                                      3.50       5/01/2042          9,936
     11,554   Freddie Mac(+)                                                      3.50       6/01/2046         11,478
      4,127   Freddie Mac(+)                                                      3.50       8/01/2046          4,115
      8,837   Freddie Mac(+)                                                      3.50       5/01/2047          8,766
         91   Freddie Mac(+)                                                      5.00       6/01/2020             91
        354   Freddie Mac(+)                                                      5.00       1/01/2021            362
        395   Freddie Mac(+)                                                      5.50      11/01/2020            403
        167   Freddie Mac(+)                                                      5.50      12/01/2020            170
        683   Freddie Mac(+)                                                      5.50      12/01/2035            740
        460   Freddie Mac(+)                                                      5.50       4/01/2036            496
                                                                                                           ----------
                                                                                                               56,667
                                                                                                           ----------
              OTHER U.S. GOVERNMENT SECURITIES (0.2%)
      8,321   Totem Ocean Trailer Express, Inc., Title XI
                (NBGA - United States Government)                                 6.37       4/15/2028          9,091
      4,825   Washington Aircraft 1 Co.
                (NBGA - Export-Import Bank of the United States)                  2.64       9/15/2026          4,717
                                                                                                           ----------
                                                                                                               13,808
                                                                                                           ----------
              Total U.S. Government Agency Issues (cost: $320,444)                                            314,277
                                                                                                           ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  57

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                                                          VALUE
(000)         SECURITY                                                                                          (000)
---------------------------------------------------------------------------------------------------------------------
              U.S. TREASURY SECURITIES (10.3%)

              BONDS (4.8%)(p)
$    12,950   2.25%, 8/15/2046                                                                             $   10,930
     60,054   2.38%, 1/15/2025                                                                                 65,919
     65,000   2.50%, 2/15/2045(q)                                                                              58,155
     60,000   2.50%, 2/15/2046                                                                                 53,505
     40,000   2.75%, 8/15/2042                                                                                 37,798
     10,000   2.75%, 11/15/2042                                                                                 9,442
     10,000   2.75%, 8/15/2047                                                                                  9,360
     22,000   2.75%, 11/15/2047                                                                                20,586
     10,000   2.88%, 11/15/2046                                                                                 9,604
     25,000   3.00%, 11/15/2044                                                                                24,634
      5,000   3.00%, 11/15/2045                                                                                 4,925
      5,000   3.00%, 2/15/2048                                                                                  4,920
      5,000   3.38%, 5/15/2044                                                                                  5,262
     30,000   3.88%, 8/15/2040                                                                                 33,930
     20,000   4.25%, 11/15/2040                                                                                23,841
                                                                                                           ----------
                                                                                                              372,811
                                                                                                           ----------
              NOTES (5.5%)(p)
     20,000   1.63%, 8/15/2022                                                                                 19,096
     20,000   1.63%, 11/15/2022                                                                                19,033
     50,000   1.63%, 2/15/2026                                                                                 45,575
     25,000   2.00%, 2/15/2022                                                                                 24,333
     10,000   2.00%, 2/15/2023                                                                                  9,648
     80,000   2.00%, 2/15/2025                                                                                 75,633
     10,000   2.25%, 11/15/2024                                                                                 9,622
      5,000   2.25%, 11/15/2025                                                                                 4,777
     10,000   2.25%, 2/15/2027                                                                                  9,472
     10,000   2.25%, 8/15/2027                                                                                  9,439
     10,000   2.25%, 11/15/2027                                                                                 9,424
      5,000   2.38%, 1/31/2023                                                                                  4,903
     10,000   2.38%, 5/15/2027                                                                                  9,555
      5,000   2.50%, 5/15/2024                                                                                  4,896
      5,000   2.50%, 1/31/2025                                                                                  4,878
     25,000   2.63%, 8/15/2020                                                                                 24,976
     55,000   2.63%, 11/15/2020                                                                                54,883
      5,000   2.75%, 2/15/2028                                                                                  4,911
     45,000   3.50%, 5/15/2020                                                                                 45,659
     40,000   3.63%, 2/15/2020                                                                                 40,612
                                                                                                           ----------
                                                                                                              431,324
                                                                                                           ----------
              Total U.S. Treasury Securities (cost: $821,032)                                                 804,135
                                                                                                           ----------
              Total Bonds (cost: $7,646,204)                                                                7,573,857
                                                                                                           ----------

================================================================================

58  | USAA INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES     SECURITY                                                                                          (000)
---------------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (1.7%)

              COMMON STOCKS (0.6%)

              CONSUMER STAPLES (0.0%)
              -----------------------
              HOUSEHOLD PRODUCTS (0.0%)
     24,000   Kimberly-Clark Corp.                                                                         $    2,733
                                                                                                           ----------
              ENERGY (0.1%)
              -------------
              INTEGRATED OIL & GAS (0.1%)
     23,780   Chevron Corp.                                                                                     3,003
     55,000   Royal Dutch Shell plc ADR "A"                                                                     3,760
                                                                                                           ----------
              Total Energy                                                                                      6,763
                                                                                                           ----------
              FINANCIALS (0.2%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.0%)
    202,000   Prospect Capital Corp.(g)                                                                         1,414
                                                                                                           ----------
              CONSUMER FINANCE (0.0%)
     24,649   Synchrony Financial                                                                                 713
                                                                                                           ----------
              DIVERSIFIED BANKS (0.1%)
     50,000   Bank of Montreal                                                                                  3,964
     25,000   Canadian Imperial Bank of Commerce                                                                2,281
                                                                                                           ----------
                                                                                                                6,245
                                                                                                           ----------
              REGIONAL BANKS (0.0%)
    126,414   Regions Financial Corp.                                                                           2,353
                                                                                                           ----------
              REITs - MORTGAGE (0.1%)
     89,000   AGNC Investment Corp.                                                                             1,733
    135,632   Annaly Capital Management, Inc.                                                                   1,454
     18,213   Granite Point Mortgage Trust, Inc.                                                                  346
    199,850   MFA Financial, Inc.                                                                               1,609
     96,100   Two Harbors Investment Corp.                                                                      1,489
                                                                                                           ----------
                                                                                                                6,631
                                                                                                           ----------
              Total Financials                                                                                 17,356
                                                                                                           ----------
              HEALTH CARE (0.1%)
              ------------------
              PHARMACEUTICALS (0.1%)
     44,920   Merck & Co., Inc.                                                                                 2,959
                                                                                                           ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  59

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES     SECURITY                                                                                          (000)
---------------------------------------------------------------------------------------------------------------------
              INDUSTRIALS (0.0%)
              ------------------
              INDUSTRIAL CONGLOMERATES (0.0%)
     55,835   General Electric Co.                                                                         $      761
                                                                                                           ----------
              INFORMATION TECHNOLOGY (0.1%)
              -----------------------------
              SEMICONDUCTORS (0.1%)
     63,943   Intel Corp.                                                                                       3,075
     18,500   QUALCOMM, Inc.                                                                                    1,186
                                                                                                           ----------
              Total Information Technology                                                                      4,261
                                                                                                           ----------
              TELECOMMUNICATION SERVICES (0.0%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.0%)
     44,050   AT&T, Inc.                                                                                        1,408
     21,000   Verizon Communications, Inc.                                                                      1,085
                                                                                                           ----------
              Total Telecommunication Services                                                                  2,493
                                                                                                           ----------
              UTILITIES (0.1%)
              ----------------
              ELECTRIC UTILITIES (0.0%)
     27,500   Southern Co.                                                                                      1,336
                                                                                                           ----------
              MULTI-UTILITIES (0.1%)
     44,000   CMS Energy Corp.                                                                                  2,127
     15,200   Dominion Energy, Inc.                                                                             1,090
                                                                                                           ----------
                                                                                                                3,217
                                                                                                           ----------
              Total Utilities                                                                                   4,553
                                                                                                           ----------
              Total Common Stocks (cost: $32,236)                                                              41,879
                                                                                                           ----------

              PREFERRED STOCKS (1.1%)

              CONSUMER STAPLES (0.3%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.3%)
    200,000   CHS, Inc., cumulative redeemable, 7.88%(i)                                                        5,748
    172,520   Dairy Farmers of America, Inc., cumulative redeemable, 7.88%(a),(i)                              17,554
                                                                                                           ----------
              Total Consumer Staples                                                                           23,302
                                                                                                           ----------
              FINANCIALS (0.1%)
              -----------------
              DIVERSIFIED BANKS (0.0%)
     40,000   Citigroup Capital XIII, 8.71%, (3 mo. LIBOR + 6.37%)(b)                                           1,080
                                                                                                           ----------
              REGIONAL BANKS (0.1%)
     10,800   M&T Bank Corp., cumulative redeemable, 6.38%(i)                                                  10,827
                                                                                                           ----------
              Total Financials                                                                                 11,907
                                                                                                           ----------

================================================================================

60  | USAA INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES     SECURITY                                                                                          (000)
---------------------------------------------------------------------------------------------------------------------
              REAL ESTATE (0.6%)
              ------------------
              REITs - INDUSTRIAL (0.3%)
    344,500   Prologis, Inc., 8.54%(i)                                                                     $   22,186
                                                                                                           ----------
              REITs - RESIDENTIAL (0.3%)
    142,500   Equity Residential Properties Trust, 8.29%, Series K, depositary
                shares, cumulative redeemable(i)                                                                9,227
    250,000   Mid-America Apartment Communities, Inc., 8.50%(i),(j)                                            16,261
                                                                                                           ----------
                                                                                                               25,488
                                                                                                           ----------
              Total Real Estate                                                                                47,674
                                                                                                           ----------
              UTILITIES (0.1%)
              ----------------
              ELECTRIC UTILITIES (0.1%)
    200,000   Entergy Texas, Inc., 5.63%                                                                        5,226
                                                                                                           ----------
              Total Preferred Stocks (cost: $74,037)                                                           88,109
                                                                                                           ----------
              Total Equity Securities (cost: $106,273)                                                        129,988
                                                                                                           ----------

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                           COUPON
(000)                                                                             RATE       MATURITY
---------------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (0.5%)

              COMMERCIAL PAPER (0.5%)
$     1,000   Atmos Energy Corp.(a)                                               2.00%      8/09/2018            999
      5,000   Caterpillar Financial Service Co.                                   2.05       8/20/2018          4,995
     12,400   Ei Du Pont De Nemours(a)                                            2.10       8/02/2018         12,399
      7,000   Ei Du Pont De Nemours(a)                                            2.15       8/06/2018          6,998
      3,000   Fairway Finance Corp.(a)                                            2.05       8/10/2018          2,998
      2,500   Intercontinental Exchange, Inc.(a)                                  2.01       8/10/2018          2,499
      6,929   Southern California Edison(a)                                       2.13       8/01/2018          6,929
                                                                                                           ----------
              Total Commercial Paper (cost: $37,817)                                                           37,817
                                                                                                           ----------

---------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
---------------------------------------------------------------------------------------------------------------------
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.0%)
     69,713   State Street Institutional Treasury Money Market Fund
                Premier Class, 1.81%(l) (cost: $70)                                                                70
                                                                                                           ----------
              Total Money Market Instruments (cost: $37,887)                                                   37,887
                                                                                                           ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  61

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES     SECURITY                                                                                          (000)
---------------------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (0.6%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.6%)
     85,870   Federated Government Obligations Fund Institutional Class, 1.78%(l)                          $       86
    461,262   Fidelity Government Portfolio Class I, 1.80%(l)                                                     461
  2,575,567   Goldman Sachs Financial Square Government Fund Institutional Class, 1.84%(l)                      2,576
 27,484,184   HSBC US Government Money Market Fund Class I, 1.82%(l)                                           27,484
 10,412,218   Invesco Government & Agency Portfolio Institutional Class, 1.82%(l)                              10,412
  4,171,400   Morgan Stanley Institutional Liquidity Funds
                Government Portfolio Institutional Class, 1.81%(l)                                              4,171
  5,622,854   Western Asset Institutional Government Reserves
                Institutional Class, 1.80%(l)                                                                   5,623
                                                                                                           ----------
              Total Short-Term Investments Purchased with Cash Collateral
                from Securities Loaned (cost: $50,813)                                                         50,813
                                                                                                           ----------

              TOTAL INVESTMENTS (COST: $7,841,177)                                                         $7,792,545
                                                                                                           ==========

---------------------------------------------------------------------------------------------------------------------
                                                                                                           UNREALIZED
                                                               NOTIONAL                                 APPRECIATION/
NUMBER OF                                 EXPIRATION            AMOUNT            CONTRACT             (DEPRECIATION)
CONTRACTS     DESCRIPTION                    DATE                (000)           VALUE (000)                    (000)
---------------------------------------------------------------------------------------------------------------------
              FUTURES (0.1%)

              SHORT FUTURES

              INTEREST RATE CONTRACTS
         80   U.S. Treasury Bonds         9/19/2018           USD (11,460)         $(11,437)                      $23
                                                                                   --------                       ---
              TOTAL SHORT FUTURES                                                  $(11,437)                      $23
                                                                                   --------                       ---
              TOTAL FUTURES                                                        $(11,437)                      $23
                                                                                   ========                       ===

================================================================================

62  | USAA INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                          LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------
Bonds:
  Asset-Backed Securities                      $      -       $  364,690               $-     $  364,690
  Collateralized Loan Obligations                     -          119,794                -        119,794
  Commercial Mortgage Securities                      -          278,967                -        278,967
  Corporate Obligations                               -        3,625,752                -      3,625,752
  Eurodollar and Yankee Obligations                   -        1,359,985                -      1,359,985
  Foreign Government Obligations                      -           37,747                -         37,747
  Municipal Obligations                               -          663,548                -        663,548
  Preferred Bonds                                     -            4,962                -          4,962
  U.S. Government Agency Issues                       -          314,277                -        314,277
  U.S. Treasury Securities                      804,135                -                -        804,135
Equity Securities:
  Common Stocks                                  41,879                -                -         41,879
  Preferred Stocks                                    -           88,109                -         88,109
Money Market Instruments:
  Commercial Paper                                    -           37,817                -         37,817
  Government & U.S. Treasury
    Money Market Funds                               70                -                -             70
Short-Term Investments Purchased with
  Cash Collateral from Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                           50,813                -                -         50,813
Futures(1)                                           23                -                -             23
--------------------------------------------------------------------------------------------------------
Total                                          $896,920       $6,895,648               $-     $7,792,568
--------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2017, through July 31, 2018, there were no transfers of securities between levels. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period in which the open event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  63

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 20.2% of net assets at July 31, 2018.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates

================================================================================

64  | USAA INCOME FUND

================================================================================

    of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages paydown.

    COLLATERALIZED LOAN OBLIGATIONS (CLOs) - Collateralized loan obligations are securities issued by entities that are collateralized by a pool of loans. CLOs are issued in multiple classes (tranches), and can be equity or debt with specific adjustable or fixed interest rates, and varying maturities. The cash flow from the underlying loans is used to pay off each tranche separately within the debt, or senior tranches. Equity, or subordinated tranches, typically are not paid a cash flow but do offer ownership in the CLO itself in the event of a sale.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    COMMERCIAL PAPER - Consists of short-term unsecured promissory notes with maturities ranging from one to 270 days, issued mainly by corporations. Commercial paper is usually purchased at a discount and matures at par value; however, it also may be interest-bearing.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR      American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S.
             dollars.
    CAD      Canadian Dollar

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  65

================================================================================

    CCD      Community College District
    CMT      Constant Maturity Treasury
    EDA      Economic Development Authority
    EDC      Economic Development Corp.
    IDA      Industrial Development Authority/Agency
    LIBOR    London Interbank Offered Rate
    PRE      Pre-refunded to a date prior to maturity
    REITs    Real estate investment trusts - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital.
             Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.
    REMIC    Real Estate Mortgage Investment Conduit
    Title XI The Title XI Guarantee Program provides a guarantee of payment of principal and interest of debt obligations issued by U.S. merchant marine and U.S. shipyards by enabling owners of eligible vessels and shipyards to obtain financing at attractive terms. The guarantee carries the full faith and credit of the U.S. government.

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    INS Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    NBGA Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the name listed.

================================================================================

66  | USAA INCOME FUND

================================================================================

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (b) Variable-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at July 31, 2018.

    (c) Security was fair valued at July 31, 2018, by USAA Asset Management Company in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees. The total value of all such securities was $9,500,000, which represented 0.1% of the Fund's net assets.

    (d) Stated interest rates may change slightly over time as underlying mortgages paydown.

    (e) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees. The aggregate market value of these securities at July 31, 2018, was $14,773,000, which represented 0.2% of the Fund's net assets.

    (f) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the all in interest rate of all contracts within the loan facility. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at July 31, 2018. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  67

================================================================================

    (g) The security, or a portion thereof, was out on loan as of July 31, 2018.

    (h) Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.

    (i) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (j) The security, or a portion thereof, is segregated to cover the value of open futures contracts at July 31, 2018.

    (k) Payment-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (l) Rate represents the money market fund annualized seven-day yield at July 31, 2018.

    (m) Variable-rate demand notes (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

    (n) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    (o) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Federal Home Loan Mortgage Corporation (Freddie Mac or FHLMC) and Federal

================================================================================

68  | USAA INCOME FUND

================================================================================

        National Mortgage Association (Fannie Mae or FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (p) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

    (q) Securities with a value of $1,789,000 are segregated as collateral for initial margin requirements on open futures contracts.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  69

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value
       (including securities on loan of $49,525) (cost of $7,841,177)          $7,792,545
   Cash                                                                               102
   Receivables:
       Capital shares sold                                                          4,835
       USAA Asset Management Company (Note 7)                                           3
       Dividends and interest                                                      72,647
       Securities sold                                                              4,626
       Other                                                                          114
   Variation margin on futures contracts                                               22
                                                                               ----------
            Total assets                                                        7,874,894
                                                                               ----------
LIABILITIES
   Payables:
       Upon return of securities loaned                                            50,813
       Securities purchased                                                         7,888
       Capital shares redeemed                                                      4,576
       Payable to broker                                                               50
   Accrued management fees                                                          1,584
   Accrued transfer agent's fees                                                      169
   Other accrued expenses and payables                                                416
                                                                               ----------
            Total liabilities                                                      65,496
                                                                               ----------
               Net assets applicable to capital shares outstanding             $7,809,398
                                                                               ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                             $7,860,716
   Accumulated undistributed net investment income                                  3,611
   Accumulated net realized loss on investments and futures transactions           (6,321)
   Net unrealized depreciation of investments and futures contracts               (48,609)
   Net unrealized appreciation of foreign currency translations                         1
                                                                               ----------
               Net assets applicable to capital shares outstanding             $7,809,398
                                                                               ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $3,055,739/241,003
          capital shares outstanding, no par value)                            $    12.68
                                                                               ==========
       Institutional Shares (net assets of $4,629,713/365,408
          capital shares outstanding, no par value)                            $    12.67
                                                                               ==========
       Adviser Shares (net assets of $105,072/8,308
          capital shares outstanding, no par value)                            $    12.65
                                                                               ==========
       R6 Shares (net assets of $18,874/1,490 capital shares outstanding,
          no par value)                                                        $    12.67
                                                                               ==========

See accompanying notes to financial statements.

================================================================================

70  | USAA INCOME FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $68)                    $   8,349
   Interest (net of foreign taxes withheld of $1)                        292,878
   Securities lending (net)                                                  737
                                                                       ---------
      Total income                                                       301,964
                                                                       ---------
EXPENSES
   Management fees                                                        18,680
   Administration and servicing fees:
      Fund Shares                                                          5,684
      Institutional Shares                                                 3,769
      Adviser Shares                                                         179
      R6 Shares                                                                7
   Transfer agent's fees:
      Fund Shares                                                          4,047
      Institutional Shares                                                 3,769
      Adviser Shares                                                         116
      R6 Shares                                                                2
   Distribution and service fees (Note 7):
      Adviser Shares                                                         298
   Custody and accounting fees:
      Fund Shares                                                            424
      Institutional Shares                                                   412
      Adviser Shares                                                          13
      R6 Shares                                                                2
   Postage:
      Fund Shares                                                            159
      Institutional Shares                                                    69
      Adviser Shares                                                           4
   Shareholder reporting fees:
      Fund Shares                                                             75
      Institutional Shares                                                    14
      Adviser Shares                                                           1
   Trustees' fees                                                             33
   Registration fees:
      Fund Shares                                                            113
      Institutional Shares                                                   146
      Adviser Shares                                                          19
      R6 Shares                                                               41

================================================================================

                                                      FINANCIAL STATEMENTS |  71

================================================================================

   Professional fees                                                   $     179
   Other                                                                      89
                                                                       ---------
          Total expenses                                                  38,344
   Expenses reimbursed:
      R6 Shares                                                              (30)
                                                                       ---------
          Net expenses                                                    38,314
                                                                       ---------
NET INVESTMENT INCOME                                                    263,650
                                                                       ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Unaffiliated investments                                            (6,285)
      Affiliated investments (Note 9)                                          2
      Foreign currency transactions                                          (17)
      Futures transactions                                                   (44)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                       (293,352)
      Foreign currency translations                                           (3)
      Futures contracts                                                       23
                                                                       ---------
          Net realized and unrealized loss                              (299,676)
                                                                       ---------
   Decrease in net assets resulting from operations                    $ (36,026)
                                                                       =========

See accompanying notes to financial statements.

================================================================================

72  | USAA INCOME FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

---------------------------------------------------------------------------------------------------
                                                                              2018             2017
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                $  263,650       $  237,622
   Net realized gain (loss) on investments                                  (6,283)          21,825
   Net realized loss on foreign currency transactions                          (17)              (6)
   Net realized loss on futures transactions                                   (44)          (1,391)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                        (293,352)        (110,844)
       Foreign currency translations                                            (3)               4
       Futures contracts                                                        23           (2,234)
                                                                        ---------------------------
       Increase (decrease) in net assets resulting from operations         (36,026)         144,976
                                                                        ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                        (126,142)        (116,327)
       Institutional Shares                                               (130,742)        (116,467)
       Adviser Shares                                                       (3,743)          (4,547)
       R6 Shares*                                                             (558)            (118)
                                                                        ---------------------------
               Total distributions of net investment income               (261,185)        (237,459)
                                                                        ---------------------------
   Net realized gains:
       Fund Shares                                                          (7,223)               -
       Institutional Shares                                                 (7,104)               -
       Adviser Shares                                                         (237)               -
       R6 Shares*                                                              (37)               -
                                                                        ---------------------------
               Total distributions of net realized gains                   (14,601)               -
                                                                        ---------------------------
       Distributions to shareholders                                      (275,786)        (237,459)
                                                                        ---------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                            (410,870)         271,867
   Institutional Shares                                                  1,140,204          571,527
   Adviser Shares                                                          (21,090)         (37,928)
   R6 Shares*                                                               14,567            5,000
                                                                        ---------------------------
          Total net increase in net assets from capital
            share transactions                                             722,811          810,466
                                                                        ---------------------------
     Net increase in net assets                                            410,999          717,983

NET ASSETS
   Beginning of year                                                     7,398,399        6,680,416
                                                                        ---------------------------
   End of year                                                          $7,809,398       $7,398,399
                                                                        ===========================
Accumulated undistributed net investment income:
   End of year                                                          $    3,611       $    2,682
                                                                        ===========================

*R6 Shares commenced operations on December 1, 2016.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  73

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 50 separate funds. The USAA Income Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek maximum current income without undue risk to principal.

The Fund consists of four classes of shares: Income Fund Shares (Fund Shares), Income Fund Institutional Shares (Institutional Shares), Income Fund Adviser Shares (Adviser Shares), and Income Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors,

================================================================================

74  | USAA INCOME FUND

================================================================================

which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  75

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the

================================================================================

76  | USAA INCOME FUND

================================================================================

        prices of certain foreign securities held by the Fund are determined.
        In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

    8. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  77

================================================================================

        securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold. Level 2 securities include debt securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

78  | USAA INCOME FUND

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at July 31, 2018, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  79

================================================================================

    unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JULY 31, 2018* (IN THOUSANDS)

                                            ASSET DERIVATIVES                  LIABILITY DERIVATIVES
    ------------------------------------------------------------------------------------------------------
                                  STATEMENT OF                           STATEMENT OF
    DERIVATIVES NOT               ASSETS AND                             ASSETS AND
    ACCOUNTED FOR AS              LIABILITIES                            LIABILITIES
    HEDGING INSTRUMENTS           LOCATION                 FAIR VALUE    LOCATION              FAIR VALUE
    ------------------------------------------------------------------------------------------------------
    Interest rate                 Net unrealized             $23**                                 $-
    contracts                     appreciation of
                                  investments and
                                  futures contracts
    ------------------------------------------------------------------------------------------------------

     * For open derivative instruments as of July 31, 2018, see the Portfolio of Investments.
    ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only the variation margin from the last business day of the reporting period is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2018 (IN THOUSANDS)

                                                                                         CHANGE IN
                                                                                         UNREALIZED
    DERIVATIVES NOT                                              REALIZED GAIN           APPRECIATION/
    ACCOUNTED FOR AS               STATEMENT OF                  (LOSS) ON               (DEPRECIATION)
    HEDGING INSTRUMENTS            OPERATIONS LOCATION           DERIVATIVES             ON DERIVATIVES
    ------------------------------------------------------------------------------------------------------
    Interest rate                 Net realized gain              $(44)                   $23
    contracts                     (loss) on Futures
                                  transactions/ Change
                                  in net unrealized
                                  appreciation/
                                  (depreciation) of
                                  Futures contracts
    ------------------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable

================================================================================

80  | USAA INCOME FUND

================================================================================

    income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended July 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  81

================================================================================

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

================================================================================

82  | USAA INCOME FUND

================================================================================

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  83

================================================================================

For the year ended July 31, 2018, the Fund paid CAPCO facility fees of $60,000, which represents 9.4% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended July 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, pay-down gains and losses, non-REIT return of capital dividend, REIT return of capital dividend, REIT capital gain dividend, re-designation of distributions, perpetual bond, and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and accumulated net realized loss on investments by $1,536,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2018, and 2017, was as follows:

                                                         2018               2017
                                                     --------------------------------
Ordinary income*                                     $261,578,000        $237,459,000
Long-term realized capital gain                        14,208,000                   -
                                                     ------------        ------------
     Total distributions paid                        $275,786,000        $237,459,000
                                                     ============        ============

As of July 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $  3,331,000
Accumulated capital and other losses                                  (6,894,000)
Unrealized depreciation of investments                               (47,708,000)

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

84  | USAA INCOME FUND

================================================================================

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable REIT return of capital dividend, non-REIT return of capital dividend, defaulted bond, perpetual bond, hybrid interest accrual, and futures contracts marked to market adjustments.

Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 31, 2018, the Fund deferred to August 1, 2018, post October capital losses of $6,894,000.

TAX BASIS OF INVESTMENTS - At July 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                              NET
                                          GROSS            GROSS           UNREALIZED
                                        UNREALIZED       UNREALIZED       APPRECIATION/
FUND                     TAX COST      APPRECIATION     DEPRECIATION     (DEPRECIATION)
---------------------------------------------------------------------------------------
USAA Income Fund       $7,840,254,000  $129,237,000    $(176,945,000)     $(47,708,000)

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2018, were $1,318,713,000 and $570,686,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  85

================================================================================

collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At July 31, 2018, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                    NON-CASH COLLATERAL              CASH COLLATERAL
--------------------------------------------------------------------------------
   $49,525,000                         $-                          $50,813,000

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2018, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

86  | USAA INCOME FUND

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                        YEAR ENDED                      YEAR ENDED
                                       JULY 31, 2018                   JULY 31, 2017
-----------------------------------------------------------------------------------------
                                   SHARES        AMOUNT            SHARES        AMOUNT
-----------------------------------------------------------------------------------------
FUND SHARES:
Shares sold                        74,507     $   968,080          61,042       $ 798,768
Shares issued from
  reinvested dividends              9,880         128,134           8,485         111,019
Shares redeemed                  (117,486)     (1,507,084)        (48,783)       (637,920)
                                 --------------------------------------------------------
Net increase (decrease) from
  capital share transactions      (33,099)    $  (410,870)         20,744       $ 271,867
                                 ========================================================
INSTITUTIONAL SHARES:
Shares sold                       117,028     $ 1,502,397          70,484       $ 921,425
Shares issued from
  reinvested dividends             10,355         134,109           8,645         113,016
Shares redeemed                   (38,331)       (496,302)        (35,421)       (462,914)
                                 --------------------------------------------------------
Net increase from
  capital share transactions       89,052     $ 1,140,204          43,708       $ 571,527
                                 ========================================================
ADVISER SHARES:
Shares sold                           307     $     4,008             395       $   5,169
Shares issued from
  reinvested dividends                304           3,941             347           4,530
Shares redeemed                    (2,247)        (29,039)         (3,634)        (47,627)
                                 --------------------------------------------------------
Net decrease from
  capital share transactions       (1,636)    $   (21,090)         (2,892)      $ (37,928)
                                 ========================================================
R6 SHARES (COMMENCED ON
DECEMBER 1, 2016):
Shares sold                         1,344     $    17,703             390       $   5,000
Shares issued from
  reinvested dividends                 32             408               -               -
Shares redeemed                      (276)         (3,544)              -               -
                                 --------------------------------------------------------
Net increase from
  capital share transactions        1,100     $    14,567             390       $   5,000
                                 ========================================================

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  87

================================================================================

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the year ended July 31, 2018, the Fund had no subadviser(s).

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper A Rated Bond Funds Index. The Lipper A Rated Bond Funds Index tracks the total return performance of funds within the Lipper Corporate Debt Funds A Rated category.

For the Fund Shares, Institutional Shares, and Adviser Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the R6 Shares includes the performance of the Fund Shares for periods prior to December 1, 2016. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                 ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                              (IN BASIS POINTS)(1)
    ------------------------------------------------------------------------
    +/- 20 to 50                                      +/- 4
    +/- 51 to 100                                     +/- 5
    +/- 101 and greater                               +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

88  | USAA INCOME FUND

================================================================================

Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper A Rated Bond Funds Index over that period, even if the class had overall negative returns during the performance period.

For the year ended July 31, 2018, the Fund incurred total management fees, paid or payable to the Manager, of $18,680,000, which included a performance adjustment for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares of $26,000, $231,000, $(39,000), and less than $500, respectively. For the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares the performance adjustments were less than 0.01%, 0.01%, (0.03)%, and less than 0.01%, respectively.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, 0.10% of average net assets of the Institutional Shares, and 0.05% of average net assets of the R6 Shares. For the year ended July 31, 2018, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred administration and servicing fees, paid or payable to the Manager, of $5,684,000, $3,769,000, $179,000, and $7,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2018, the Fund reimbursed the Manager $94,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  89

================================================================================

EXPENSE LIMITATION - The Manager agreed, through November 30, 2018, to limit the total annual operating expenses of the R6 Shares to 0.39% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the R6 Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2018, without the approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2018, the R6 Shares incurred reimbursable expenses of $30,000, of which $3,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2018, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred transfer agent's fees, paid or payable to SAS, of $4,047,000, $3,769,000, $116,000, and $2,000, respectively. Additionally, the R6 Shares recorded a capital contribution from SAS of less than $500 at July 31, 2018, for adjustments related to corrections to certain shareholder transactions. At July 31, 2018, the Institutional Shares and Adviser Shares each recorded a reclassification of less than $500 for SAS adjustments to income distribution payable.

DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares'

================================================================================

90  | USAA INCOME FUND

================================================================================

average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended July 31, 2018, the Adviser Shares incurred distribution and service (12b-1) fees of $298,000.

UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 18 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of July 31, 2018, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                               0.7
Target Retirement Income                                               0.9
Target Retirement 2020                                                 1.1
Target Retirement 2030                                                 1.5
Target Retirement 2040                                                 0.8
Target Retirement 2050                                                 0.3
Target Retirement 2060                                                 0.0*

* Represents less than 0.1%.

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At July 31, 2018, USAA and its affiliates owned 390,000 R6 Shares, which represents 26.2% of the R6 Shares outstanding and 0.1% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  91

================================================================================

(9) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended July 31, 2018, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                    NET REALIZED
                                                   COST TO          GAIN (LOSS)
SELLER                 PURCHASER                  PURCHASER           TO SELLER
--------------------------------------------------------------------------------
Income                 Core Intermediate-
                         Term Bond ETF          $ 1,013,000         $    2,000
High Income            Income                    19,652,000          2,251,000

(10) UPCOMING REGULATORY MATTERS

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit are effective December 1, 2018. However, Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, delayed other requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule to the Funds' financial statements and various filings.

(11) UPCOMING ACCOUNTING PRONOUNCEMENTS

(ASU) 2017-08, PREMIUM AMORTIZATION OF PURCHASED CALLABLE DEBT SECURITIES
-------------------------------------------------------------------------
In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a

================================================================================

92  | USAA INCOME FUND

================================================================================

security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

(ASU) 2018-13, FAIR VALUE MEASUREMENT
-------------------------------------
In August 2018, FASB issued an ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. The adoption of this ASU guidance is not expected to have a material impact on the financial statements and other disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  93

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                             YEAR ENDED JULY 31,
                            ------------------------------------------------------------------------------
                                  2018             2017             2016             2015             2014
                            ------------------------------------------------------------------------------
Net asset value at
  beginning of period       $    13.20       $    13.40       $    12.99       $    13.28       $    13.10
                            ------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income            .45              .44              .47              .47              .51
  Net realized and
    unrealized gain (loss)        (.51)            (.20)             .40             (.27)             .18
                            ------------------------------------------------------------------------------
Total from investment
  operations                      (.06)             .24              .87              .20              .69
                            ------------------------------------------------------------------------------
Less distributions from:
  Net investment income           (.44)            (.44)            (.46)            (.46)            (.51)
  Realized capital gains          (.02)               -                -             (.01)            (.00)(a)
  Return of capital                  -                -                -             (.02)               -
                            ------------------------------------------------------------------------------
Total distributions               (.46)            (.44)            (.46)            (.49)            (.51)
                            ------------------------------------------------------------------------------
Net asset value at
  end of period             $    12.68       $    13.20       $    13.40       $    12.99       $    13.28
                            ==============================================================================
Total return (%)*                 (.47)            1.91             6.88             1.45             5.43
Net assets at end of
  period (000)              $3,055,739       $3,617,550       $3,394,088       $3,544,344       $2,859,427
Ratios to average
  net assets:**
  Expenses (%)(b)                  .52              .49              .51              .53              .59
  Net investment
    income (%)                    3.40             3.40             3.61             3.36             3.55
Portfolio turnover (%)               8                9               11               10               14

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2018, average net assets were $3,783,922,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.

================================================================================

94  | USAA INCOME FUND

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                             YEAR ENDED JULY 31,
                            ------------------------------------------------------------------------------
                                  2018             2017             2016             2015             2014
                            ------------------------------------------------------------------------------
Net asset value at
  beginning of period       $    13.19       $    13.39       $    12.99       $    13.28       $    13.09
                            ------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income            .44              .45              .48              .49              .53
  Net realized and
    unrealized gain (loss)        (.50)            (.20)             .39             (.28)             .19
                            ------------------------------------------------------------------------------
Total from investment
  operations                      (.06)             .25              .87              .21              .72
                            ------------------------------------------------------------------------------
Less distributions from:
  Net investment income           (.44)            (.45)            (.47)            (.47)            (.53)
  Realized capital gains          (.02)               -                -             (.01)            (.00)(a)
  Return of capital                  -                -                -             (.02)               -
                            ------------------------------------------------------------------------------
Total distributions               (.46)            (.45)            (.47)            (.50)            (.53)
                            ------------------------------------------------------------------------------
Net asset value at
  end of period             $    12.67       $    13.19       $    13.39       $    12.99       $    13.28
                            ==============================================================================
Total return (%)*                 (.41)            1.97             6.89             1.51             5.63
Net assets at end of
  period (000)              $4,629,713       $3,644,795       $3,114,810       $2,227,221       $2,098,035
Ratios to average
  net assets:**
  Expenses (%)(b)                  .47              .43              .44              .46              .48
  Net investment
    income (%)                    3.46             3.45             3.66             3.43             3.65
Portfolio turnover (%)               8                9               11               10               14

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2018, average net assets were $3,776,235,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  95

================================================================================

ADVISER SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                             YEAR ENDED JULY 31,
                              ----------------------------------------------------------------------------
                                  2018             2017             2016             2015             2014
                              ----------------------------------------------------------------------------
Net asset value at
  beginning of period         $  13.16         $  13.36         $  12.96         $  13.25          $ 13.08
                              ----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income            .41              .42              .44              .44              .37(a)
  Net realized and
    unrealized gain (loss)        (.49)            (.21)             .38             (.27)             .28(a)
                              ----------------------------------------------------------------------------
Total from investment
  operations                      (.08)             .21              .82              .17              .65(a)
                              ----------------------------------------------------------------------------
Less distributions from:
  Net investment income           (.41)            (.41)            (.42)            (.43)            (.48)
  Realized capital gains          (.02)               -                -             (.01)            (.00)(b)
  Return of capital                  -                -                -             (.02)               -
                              ----------------------------------------------------------------------------
Total distributions               (.43)            (.41)            (.42)            (.46)            (.48)
                              ----------------------------------------------------------------------------
Net asset value at
  end of period               $  12.65         $  13.16         $  13.36         $  12.96          $ 13.25
                              ============================================================================
Total return (%)*                 (.61)            1.67             6.53             1.23             5.11
Net assets at
  end of period (000)         $105,072         $130,912         $171,518         $222,494          $42,542
Ratios to average
  net assets:**
  Expenses (%)(d)                  .74              .72              .77              .79(c)           .88
  Expenses, excluding
    reimbursements (%)(d)          .74              .72              .77              .79              .88
  Net investment
    income (%)                    3.18             3.17             3.36             3.10             3.13
Portfolio turnover (%)               8                9               11               10               14

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2018, average net assets were $119,165,000.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares' average net assets.
(d) Does not include acquired fund fees, if any.

================================================================================

96  | USAA INCOME FUND

================================================================================

R6 SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                        YEAR ENDED             PERIOD ENDED
                                                         JULY 31,                JULY 31,
                                                       ------------------------------------
                                                           2018                     2017***
                                                       ------------------------------------
Net asset value at beginning of period                  $ 13.19                   $12.83
                                                        --------------------------------
Income (loss) from investment operations:
  Net investment income                                     .45                      .30
  Net realized and unrealized gain (loss)                  (.49)                     .36
                                                        --------------------------------
Total from investment operations                           (.04)                     .66
                                                        --------------------------------
Less distributions from:
  Net investment income                                    (.46)                    (.30)
  Realized capital gains                                   (.02)                       -
                                                        --------------------------------
Total distributions                                        (.48)                    (.30)
                                                        --------------------------------
Net asset value at end of period                        $ 12.67                   $13.19
                                                        ================================
Total return (%)*                                          (.32)                    5.22
Net assets at end of period (000)                       $18,874                   $5,142
Ratios to average net assets:**
  Expenses (%)(b)                                           .39                      .39(a)
  Expenses, excluding reimbursements (%)(b)                 .58                      .99(a)
  Net investment income (%)                                3.56                     3.50(a)
Portfolio turnover (%)                                        8                        9

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2018, average net assets were $15,565,000.
*** R6 Shares commenced operations on December 1, 2016.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Does not include acquired fund fees, if any.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  97

================================================================================

EXPENSE EXAMPLE

July 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2018, through July 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the

================================================================================

98  | USAA INCOME FUND

================================================================================

Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                          BEGINNING              ENDING              DURING PERIOD*
                                        ACCOUNT VALUE         ACCOUNT VALUE         FEBRUARY 1, 2018 -
                                       FEBRUARY 1, 2018       JULY 31, 2018           JULY 31, 2018
                                       ---------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00            $  992.50                  $2.62

Hypothetical
  (5% return before expenses)                1,000.00             1,022.17                   2.66

INSTITUTIONAL SHARES
Actual                                      1,000.00               992.90                   2.32

Hypothetical
  (5% return before expenses)               1,000.00             1,022.46                   2.36

ADVISER SHARES
Actual                                      1,000.00               991.40                   3.70

Hypothetical
  (5% return before expenses)               1,000.00             1,021.08                   3.76

R6 SHARES
Actual                                      1,000.00               992.50                   1.93

Hypothetical
  (5% return before expenses)               1,000.00             1,022.86                   1.96

*Expenses are equal to the annualized expense ratio of 0.53% for Fund Shares, 0.47% for Institutional Shares, 0.75% for Adviser Shares, and 0.39% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (0.75)% for Fund Shares, (0.71)% for Institutional Shares, (0.86)% for Adviser Shares, and (0.75)% for R6 Shares, for the six-month period of February 1, 2018, through July 31, 2018.

================================================================================

                                                           EXPENSE EXAMPLE |  99

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2018

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2018, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered,

================================================================================

100  | USAA INCOME FUND

================================================================================

particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund including ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered

================================================================================

                                                    ADVISORY AGREEMENT(S) |  101

================================================================================

the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the expense group) and
(ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe).

Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below

================================================================================

102  | USAA INCOME FUND

================================================================================

the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one-, three-, five-, and ten-year periods ended December 31, 2017, and below the average of its Lipper index for the one- and five-year periods ended December 31, 2017, equal to its Lipper index for the three-year period ended December 31, 2017, and was above its Lipper index for the ten-year period ended December 31, 2017. The Board also noted that the Fund's percentile performance ranking was in the top 30% of its performance universe for the one-year period ended December 31, 2017, was in the top 35% of its performance universe for the three- and five-year periods ended December 31, 2017, and was in the top 30% of its performance universe for the ten-year period ended December 31, 2017.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the

================================================================================

                                                    ADVISORY AGREEMENT(S) |  103

================================================================================

overall profitability of the management fee to the Manager, the Board also considered the fact that the Manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the effect of Fund's growth and size on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionately more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

104  | USAA INCOME FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 56 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                      TRUSTEES' AND OFFICERS' INFORMATION |  105

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

106  | USAA INCOME FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                      TRUSTEES' AND OFFICERS' INFORMATION |  107

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

108  | USAA INCOME FUND

================================================================================

RICHARD Y. NEWTON III(3,4,5,6,7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over ten years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                      TRUSTEES' AND OFFICERS' INFORMATION |  109

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

110  | USAA INCOME FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

                                      TRUSTEES' AND OFFICERS' INFORMATION |  111

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13).
Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

112  | USAA INCOME FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
       USAA                                                          PRSRT STD
       9800 Fredericksburg Road                                    U.S. Postage
       San Antonio, TX 78288                                           PAID
                                                                       USAA
                                                                  --------------

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================================================================================
23423-0918                                   (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                             [GRAPHIC OF USAA INCOME STOCK FUND]

 ==============================================================

        ANNUAL REPORT
        USAA INCOME STOCK FUND
        FUND SHARES o INSTITUTIONAL SHARES o R6 SHARES
        JULY 31, 2018

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"INVESTORS WHO ARE OVERLY CONCENTRATED IN
PARTICULAR ASSET CLASSES COULD BE CARRYING MORE     [PHOTO OF BROOKS ENGLEHARDT]
RISK IN THEIR PORTFOLIOS THAN THEY REALIZE. THIS IS
TRUE EVEN FOR THOSE WHO THINK THEY ARE DIVERSIFIED."

--------------------------------------------------------------------------------

SEPTEMBER 2018

U.S. stocks advanced during the opening months of the reporting period ended July 31, 2018, while bond prices remained relatively range bound. The situation was similar when the reporting period ended. A casual observer might think this reporting period was rather uneventful; however, the opposite is true.

At first, stocks recorded gains, supported by robust global economic growth and better-than-expected corporate earnings. Bond prices were generally steady, even as the Federal Reserve (the Fed) continued to raise short-term interest rates. In December 2017, federal tax legislation was passed by Congress and signed into law by President Trump. The new law, which became effective in January 2018, lowered the corporate tax rate from 35% to 21% and was widely expected to increase companies' cash flows and bottom lines.

In February 2018, volatility--noticeably absent during 2017--re-emerged. U.S. stocks fell and long-term interest rates rose as inflation fears surfaced. In March and April 2018, U.S. inflation climbed above the Fed's 2% target, suggesting that the central bank might increase the pace of its interest rate increases. Market turbulence continued through the rest of the reporting period, fueled by tensions between the United States and its trading partners and the imposition of tariffs. Other geopolitical events also roiled the markets, including the potential that Italy's incoming government might try to weaken that country's role in the European Union; U.S.-North Korea tensions, along with a high-profile summit in Singapore; and a meeting in Helsinki between President Trump and Russia's president, Vladimir Putin.

At the same time, global economic growth softened. Weaker growth, combined with trade-related political rhetoric led a number of central banks to postpone planned interest rate increases. In the United States, however, as the economic expansion continued and the job market improved, the Fed maintained its slow-and-steady approach to raising interest rates, boosting them in December 2017 and again in March and June 2018. Fed policymakers also increased the projected total number of 2018 interest rate increases from three to four. At the end of the reporting period, the market

================================================================================

================================================================================

appeared to believe that the Fed would take action in September and December
2018.

For the reporting period overall, U.S. stocks recorded double-digit gains. Bond prices were generally unchanged, though high-yield securities and tax-exempt bonds produced positive returns. Meanwhile, the U.S. Treasury yield curve flattened as shorter-term yields rose more than longer-term yields. We believe a flattening yield curve raises concerns because it might be followed by an inversion, in which two-year yields are higher than 10-year yields. A yield-curve inversion has sometimes signaled an approaching recession.

At USAA Investments, although we believe there is little chance of a recession in the next reporting period, we expect to hear a lot of media "noise" about trade in the coming months, as well as on other issues that could provoke an emotional reaction from investors. We recommend that investors focus on information that can provide the perspective they need to manage their investments.

Investors may also want to make sure their portfolios are adequately diversified. The primary benefit of diversification is long-term risk management. Investors who are overly concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This is true even for those who think they are diversified. U.S. stocks have outperformed for some time, so their weighting within a portfolio could have grown rather large and might need to be rebalanced.

Now that the summer is over, you may want to review your financial situation. Please give our financial advisors a call. At USAA Investments, we are committed to helping you meet your financial objectives.

In the months ahead, we will continue to monitor the financial markets, economic conditions, Fed monetary policy, shifts in interest rates, and other matters that could potentially affect your investments. On behalf of everyone here at USAA Investments, thank you for allowing us to help with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY ON THE FUND                                               1

INVESTMENT OVERVIEW                                                            7

FINANCIAL INFORMATION

   Distributions to Shareholders                                              14

   Report of Independent Registered
     Public Accounting Firm                                                   15

   Portfolio of Investments                                                   16

   Notes to Portfolio of Investments                                          25

   Financial Statements                                                       27

   Notes to Financial Statements                                              31

   Financial Highlights                                                       47

EXPENSE EXAMPLE                                                               50

ADVISORY AGREEMENT(S)                                                         52

TRUSTEES' AND OFFICERS' INFORMATION                                           60

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company           Epoch Investment Partners, Inc.

    JOHN P. TOOHEY, CFA                     MICHAEL A. WELHOELTER, CFA
    DAN DENBOW, CFA                         JOHN TOBIN, Ph.D., CFA
                                            KERA VAN VALEN, CFA
                                            WILLIAM W. PRIEST, CFA

--------------------------------------------------------------------------------

o   PLEASE REVIEW MARKET CONDITIONS OVER THE REPORTING PERIOD.

    The broad U.S. stock market posted gains for the reporting period ended July 31, 2018. Entering the reporting period, equity sentiment was supported by solid economic growth, rising corporate earnings and unemployment in the 4% range. At its September 2017 meeting, the Federal Reserve (the Fed) announced its intention to resume raising interest rates and to begin tapering its portfolio of mortgage-backed and U.S. Treasury securities acquired under the quantitative easing program. While the prospect of higher interest rates generally leads to lower equity valuations, the markets seemed to focus on the Fed's policy shift as confirming the U.S. economic recovery. A rebound in commodity prices and continued low global bond yields further supported equities.

    December 2017 saw investors shrug off the Fed's well-signaled increase in the Fed funds rate, its benchmark overnight lending rate. As 2017 drew to a close, investor optimism was fueled by a tax reform package that included a reduction in the corporate income tax rate from 35% to 21%, as well as incentives for companies to accelerate capital investment and repatriate cash kept overseas.

    U.S. markets started 2018 on a positive note, driven in part by upgraded earnings estimates based on the tax cuts included in the December 2017 federal tax legislation and continued strong economic activity. However, stocks plummeted in early February 2018. A strong January 2018

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    employment report raised inflation expectations and led long-term U.S. Treasury yields to increase, with the closely watched 10-year bond threatening to reach 3%. Stocks would recover much of the lost ground before dipping again in March 2018, as the White House announced tariffs on aluminum and steel and increased trade rhetoric, while revelations about Facebook's handling of user data resulted in calls for increased regulation of technology companies.

    Although broad stock indexes would not regain the highs attained in the immediate wake of tax reform, the market generally trended up over the last four months of the reporting period, supported by continued economic expansion. In June 2018, the Fed raised the Fed funds rate for the second time in 2018 and projected a total of four increases for calendar year 2018, rather than three. Trade tensions continued to dampen investor sentiment, after months of trade rhetoric July 2018 saw the U.S. and China unveil matching plans for billions in tariffs. Stocks also faced resistance from higher bond yields, as the early 2018 upward shift in the U.S. Treasury yield curve was sustained through the end of July 2018.

    For the reporting period, U.S. growth stocks notably outperformed their value counterparts. Small-cap stocks outperformed large-cap stocks, in part due to investors seeking to own companies that might be less sensitive to any global trade war.

o HOW DID THE USAA INCOME STOCK FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and R6 Shares. For the reporting period ended July 31, 2018, the Fund Shares, Institutional Shares, and R6 Shares had a total return of 11.16%, 11.21%, and 11.31%, respectively. This compares to returns of 9.54% for the Russell 1000(R) Value Index (the Index) and 11.36% for the Lipper Equity Income Funds Index.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA INCOME STOCK FUND

================================================================================

    USAA Asset Management Company (the Manager) is the Investment Adviser for the Fund. The Manager along with sub-adviser Epoch Investment Partners, Inc. (Epoch) provides day-to-day discretionary management of the Fund's assets. As the investment advisor, the Manager has dedicated resources that support the research, selection and monitoring of sub-advisors.

o HOW DID USAA ASSET MANAGEMENT COMPANY'S PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended July 31, 2018, the portion of the Fund managed by the Manager outperformed the benchmark Russell 1000 Value Index. The Manager seeks to invest in companies with improving or stable fundamentals that are paying a dividend greater than the market average, and that carry the potential of increasing those dividends. Relative performance was driven principally by strong stock selection within the health care, information technology, and financials sectors. Selection also was positive within consumer staples, industrials, utilities and consumer discretionary. An overweight to information technology and an underweight to real estate contributed positively as well. On the downside, an underweight exposure to and negative selection within, both energy and materials detracted from relative performance.

    In terms of individual names, positive contributions to relative performance were led by a position in AbbVie, Inc (AbbVie). The biopharmaceutical giant saw its shares rise on improved sentiment with respect to the long-term sales outlook for its blockbuster anti-inflammatory drug. A position in information technology company Microsoft Corp. (Microsoft) was also a meaningful contributor to the Fund's performance. Microsoft has continued to leverage its existing relationships to increase its share of the enterprise market. The company continues to reduce its reliance on PC sales and seems positioned to experience expansion in margins and profitability as its subscription-based cloud business grows. Within energy, exposure to exploration and production company Occidental Petroleum Corp. (Occidental) was a

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    notable contributor. With its low cost, high return properties, Occidental was well-positioned to benefit as the price of oil rose over the reporting period.

    On the downside, a position in Peyto Exploration & Dev. Corp. detracted from performance, as the Canadian natural gas producer was unable to get its product to market cost effectively after losing access to a pipeline. The Manager exited the position given a lack of visibility on when the company's distribution issues would be resolved. Exposure to mobile technology giant QUALCOMM, Inc. also weighed on the Fund's performance, as the stock declined after a proposed buyout of the company fell through. While there are other potential catalysts for the stock price, the Manager exited the position on concerns over management's ability to execute a sound business plan. Industrial conglomerate General Electric (GE) was another leading laggard within the Manager's portion of the Fund. While GE has been undergoing a restructuring designed to restore its industrial focus, new management has failed to present a compelling new strategy, and the position was sold.

    As interest rates have risen over the reporting period, the Manager has reduced the Fund's underweight positions in real estate and utilities relative to the Russell 1000 Value Index. The portfolio continues to be underweight in the consumer discretionary sector while remaining overweight in industrials and information technology. The Manager remains focused on finding the best total return investment opportunities in its dividend stock universe.

o   HOW DID EPOCH'S PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

    Epoch invests in a diversified portfolio of U.S. companies with strong and growing free cash flow, and with management that focuses on creating value for shareholders through capital allocation policies that emphasize cash dividends, share repurchases, and debt reduction. For the reporting period ended July 31, 2018, performance in the portion of the Fund managed by Epoch benefited from strong stock selection

================================================================================

4   | USAA INCOME STOCK FUND

================================================================================

    within the industrials, information technology, consumer discretionary and health care sectors. These positive contributions were partially offset by an overweight to and selection within consumer staples, as well as by underweights to financials and energy.

    Leading individual contributors within the Epoch portfolio included AbbVie, a global pharmaceutical company. AbbVie develops and markets drugs in specialty areas such as immunology, oncology and virology, among others. AbbVie's shares traded higher primarily due to positive momentum for its core franchise drug Humira, including a patent litigation settlement with a competitor that should delay entry of U.S. biosimilar competition until 2023, as well as encouraging sales of its blood cancer drug Imbruvica. Boeing Co. (Boeing) was another meaningful contributor within the Epoch portfolio. Boeing is the world's largest aerospace company serving commercial airlines as well as government defense and space programs globally. The company's shares moved higher helped by positive news around plane orders, a potential takeover of Brazilian airplane manufacturer Embraer, and solid production increases. Semiconductor firm Texas Instruments, Inc. (TI) also outperformed over the reporting period. TI continues to benefit from its large industrial and automotive exposures which continue to grow faster than the overall semiconductor industry. The breadth of TI's catalog and focus on providing total solutions help drive market share gains and cash flow growth.

    On the downside, North American packaged food and beverage company Kraft Heinz Co. was a leading detractor from performance. Shares of the provider of such products as Tater Tots, Philadelphia Cream Cheese and Planter's Peanuts have been under pressure as investors focus on challenges to growth. While sales growth has been disappointing, management remains confident that the company's pipeline of new product and marketing initiatives will drive incremental growth. U.S. domiciled international tobacco company Philip Morris International, Inc. (Philip Morris) also lagged in the reporting period. Philip Morris is the manufacturer of Marlboro, the largest international cigarette brand. The company's shares came under pressure as

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    management tempered growth expectations for next generation products while expressing caution about the pricing environment in Russia and ongoing challenges with respect to sales in Gulf Cooperation Council countries. Finally, PPL Corp. (PPL) is a global utility company that provides power generation, electricity transmission and electricity distribution services to customers in the United States and United Kingdom (U.K.). The company's shares underperformed as investors focused on the U.K. political environment and its impact on the next regulatory review. In Epoch's view, PPL's currency hedging program against the British pound should enable the company to maintain its earnings growth during the Brexit process.

    In Epoch's view, global equity markets continue to be supported by economic growth and the adoption of new technologies. There are several risks to be mindful of, however, including the likelihood of greater volatility, wider credit spreads and potentially higher interest rates. Epoch believes its investment approach is well suited to this environment, where investment returns are more closely linked to company fundamentals.

    Thank you for allowing us to help you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems. o Dividends are not guaranteed. In any year, dividends may be higher, lower, or not paid at all.

================================================================================

6  | USAA INCOME STOCK FUND

================================================================================

INVESTMENT OVERVIEW

USAA INCOME STOCK FUND SHARES (FUND SHARES)
(Ticker Symbol: USISX)

--------------------------------------------------------------------------------
                                                 7/31/18             7/31/17
--------------------------------------------------------------------------------
Net Assets                                    $1.7 Billion        $1.7 Billion
Net Asset Value Per Share                        $20.24              $19.68

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
    1 YEAR                            5 YEARS                     10 YEARS
    11.16%                             9.88%                       8.47%

--------------------------------------------------------------------------------
                           EXPENSE RATIO AS OF 7/31/17*
--------------------------------------------------------------------------------
                                      0.77%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                             LIPPER EQUITY                 USAA INCOME
                               RUSSELL 1000                   INCOME FUNDS                 STOCK FUND
                                VALUE INDEX                      INDEX                        SHARES
 7/31/2008                      $10,000.00                    $10,000.00                   $10,000.00
 8/31/2008                       10,169.88                     10,108.31                    10,184.00
 9/30/2008                        9,422.68                      9,309.73                     9,523.00
10/31/2008                        7,791.50                      7,790.03                     7,893.00
11/30/2008                        7,232.78                      7,267.31                     7,403.00
12/31/2008                        7,333.17                      7,416.05                     7,567.00
 1/31/2009                        6,489.93                      6,746.50                     6,815.00
 2/28/2009                        5,622.81                      6,003.90                     5,965.00
 3/31/2009                        6,103.58                      6,494.84                     6,396.00
 4/30/2009                        6,757.83                      7,110.06                     6,950.00
 5/31/2009                        7,175.71                      7,529.88                     7,301.00
 6/30/2009                        7,122.72                      7,514.85                     7,253.00
 7/31/2009                        7,705.72                      8,085.96                     7,793.00
 8/31/2009                        8,108.77                      8,446.54                     8,121.00
 9/30/2009                        8,422.06                      8,699.21                     8,374.00
10/31/2009                        8,164.31                      8,558.14                     8,218.00
11/30/2009                        8,624.47                      9,012.47                     8,653.00
12/31/2009                        8,777.10                      9,185.06                     8,820.00
 1/31/2010                        8,530.25                      8,891.31                     8,564.00
 2/28/2010                        8,799.51                      9,130.08                     8,795.00
 3/31/2010                        9,372.36                      9,647.12                     9,309.00
 4/30/2010                        9,614.87                      9,772.58                     9,425.00
 5/31/2010                        8,824.57                      9,037.85                     8,655.00
 6/30/2010                        8,327.80                      8,594.20                     8,163.00
 7/31/2010                        8,891.57                      9,203.56                     8,710.00
 8/31/2010                        8,511.11                      8,846.75                     8,387.00
 9/30/2010                        9,171.43                      9,554.73                     9,115.00
10/31/2010                        9,446.63                      9,840.23                     9,489.00
11/30/2010                        9,396.63                      9,794.78                     9,406.00
12/31/2010                       10,138.07                     10,474.37                     9,969.00
 1/31/2011                       10,367.40                     10,703.56                    10,270.00
 2/28/2011                       10,749.80                     11,052.89                    10,695.00
 3/31/2011                       10,792.50                     11,087.38                    10,695.00
 4/30/2011                       11,079.89                     11,445.63                    11,105.00
 5/31/2011                       10,962.82                     11,341.23                    10,980.00
 6/30/2011                       10,738.04                     11,144.74                    10,814.00
 7/31/2011                       10,381.87                     10,819.50                    10,504.00
 8/31/2011                        9,733.98                     10,269.90                     9,901.00
 9/30/2011                        8,998.35                      9,580.42                     9,252.00
10/31/2011                       10,028.59                     10,537.38                    10,211.00
11/30/2011                        9,976.61                     10,558.35                    10,245.00
12/31/2011                       10,177.66                     10,752.80                    10,346.00
 1/31/2012                       10,562.68                     11,095.25                    10,717.00
 2/29/2012                       10,983.74                     11,493.06                    11,157.00
 3/31/2012                       11,309.35                     11,750.97                    11,473.00
 4/30/2012                       11,194.02                     11,707.86                    11,372.00
 5/31/2012                       10,537.59                     11,039.21                    10,728.00
 6/30/2012                       11,060.78                     11,502.34                    11,174.00
 7/31/2012                       11,175.25                     11,690.49                    11,276.00
 8/31/2012                       11,417.89                     11,883.19                    11,497.00
 9/30/2012                       11,780.32                     12,145.97                    11,708.00
10/31/2012                       11,722.49                     12,068.35                    11,546.00
11/30/2012                       11,717.62                     12,090.66                    11,571.00
12/31/2012                       11,959.64                     12,225.73                    11,660.00
 1/31/2013                       12,736.97                     12,882.21                    12,311.00
 2/28/2013                       12,919.79                     13,027.39                    12,457.00
 3/31/2013                       13,431.63                     13,519.99                    12,929.00
 4/30/2013                       13,634.74                     13,831.83                    13,273.00
 5/31/2013                       13,984.68                     14,012.00                    13,566.00
 6/30/2013                       13,861.42                     13,862.49                    13,408.00
 7/31/2013                       14,609.85                     14,500.59                    14,082.00
 8/31/2013                       14,055.60                     14,049.20                    13,641.00
 9/30/2013                       14,407.70                     14,439.15                    13,998.00
10/31/2013                       15,038.66                     15,029.79                    14,640.00
11/30/2013                       15,458.21                     15,375.78                    14,926.00
12/31/2013                       15,849.72                     15,734.46                    15,275.00
 1/31/2014                       15,286.83                     15,133.58                    14,767.00
 2/28/2014                       15,947.87                     15,767.89                    15,275.00
 3/31/2014                       16,328.60                     16,055.68                    15,645.00
 4/30/2014                       16,483.77                     16,216.96                    15,834.00
 5/31/2014                       16,725.18                     16,498.23                    16,068.00
 6/30/2014                       17,162.05                     16,869.68                    16,452.00
 7/31/2014                       16,869.59                     16,503.80                    16,062.00
 8/31/2014                       17,489.63                     17,065.95                    16,652.00
 9/30/2014                       17,128.86                     16,764.48                    16,353.00
10/31/2014                       17,513.67                     17,083.97                    16,699.00
11/30/2014                       17,872.27                     17,463.82                    17,119.00
12/31/2014                       17,981.90                     17,416.92                    17,085.00
 1/31/2015                       17,263.10                     16,861.14                    16,475.00
 2/28/2015                       18,098.45                     17,678.98                    17,198.00
 3/31/2015                       17,852.08                     17,414.65                    16,760.00
 4/30/2015                       18,018.99                     17,619.87                    17,110.00
 5/31/2015                       18,235.53                     17,738.18                    17,223.00
 6/30/2015                       17,871.43                     17,309.09                    16,638.00
 7/31/2015                       17,949.78                     17,520.98                    16,914.00
 8/31/2015                       16,880.75                     16,494.71                    16,010.00
 9/30/2015                       16,371.12                     16,053.98                    15,708.00
10/31/2015                       17,606.37                     17,234.62                    16,875.00
11/30/2015                       17,673.76                     17,214.71                    16,818.00
12/31/2015                       17,293.67                     16,901.58                    16,528.00
 1/31/2016                       16,400.10                     16,228.93                    16,000.00
 2/29/2016                       16,395.92                     16,261.11                    16,149.00
 3/31/2016                       17,577.01                     17,317.46                    17,166.00
 4/30/2016                       17,946.24                     17,538.16                    17,297.00
 5/31/2016                       18,224.98                     17,770.31                    17,528.00
 6/30/2016                       18,382.58                     17,950.15                    17,944.00
 7/31/2016                       18,916.32                     18,418.57                    18,327.00
 8/31/2016                       19,062.18                     18,473.22                    18,236.00
 9/30/2016                       19,022.45                     18,399.40                    18,133.00
10/31/2016                       18,728.04                     18,101.34                    17,850.00
11/30/2016                       19,797.68                     18,875.32                    18,447.00
12/31/2016                       20,292.48                     19,325.48                    18,858.00
 1/31/2017                       20,437.04                     19,486.86                    19,011.00
 2/28/2017                       21,171.42                     20,173.27                    19,684.00
 3/31/2017                       20,955.75                     20,103.72                    19,676.00
 4/30/2017                       20,916.43                     20,201.15                    19,696.00
 5/31/2017                       20,895.93                     20,346.20                    19,942.00
 6/30/2017                       21,237.52                     20,539.51                    20,042.00
 7/31/2017                       21,519.78                     20,831.97                    20,289.00
 8/31/2017                       21,269.11                     20,737.55                    20,279.00
 9/30/2017                       21,899.05                     21,325.04                    20,793.00
10/31/2017                       22,058.05                     21,612.32                    21,166.00
11/30/2017                       22,733.50                     22,244.87                    21,818.00
12/31/2017                       23,065.35                     22,500.78                    21,994.00
 1/31/2018                       23,957.09                     23,386.22                    22,821.00
 2/28/2018                       22,813.12                     22,293.77                    21,829.00
 3/31/2018                       22,411.81                     21,908.82                    21,453.00
 4/30/2018                       22,485.80                     22,005.87                    21,486.00
 5/31/2018                       22,619.28                     22,229.99                    21,730.00
 6/30/2018                       22,675.29                     22,314.51                    21,729.00
 7/31/2018                       23,572.77                     23,198.84                    22,554.00

                                   [END CHART]

                       Data from 7/31/08 through 7/31/18.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund Shares to the following benchmarks:

o The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

o The unmanaged Lipper Equity Income Funds Index tracks the total return performance of funds within the Lipper Equity Income Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Equity Income Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA INCOME STOCK FUND

================================================================================

USAA INCOME STOCK FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIISX)

--------------------------------------------------------------------------------
                                                7/31/18            7/31/17
--------------------------------------------------------------------------------
Net Assets                                    $1.0 Billion       $1.1 Billion
Net Asset Value Per Share                        $20.22             $19.66

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
    1 YEAR                  5 YEARS                  SINCE INCEPTION 8/01/08
    11.21%                   9.93%                           8.62%

--------------------------------------------------------------------------------
                         EXPENSE RATIO AS OF 7/31/17*
--------------------------------------------------------------------------------
                                   0.73%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                                                    USAA INCOME
                                                                   LIPPER EQUITY                    STOCK FUND
                                RUSSELL 1000                       INCOME FUNDS                    INSTITUTIONAL
                                VALUE INDEX                           INDEX                            SHARES
 7/31/2008                       $10,000.00                         $10,000.00                      $10,000.00
 8/31/2008                        10,169.88                          10,108.31                       10,208.00
 9/30/2008                         9,422.68                           9,309.73                        9,550.00
10/31/2008                         7,791.50                           7,790.03                        7,915.00
11/30/2008                         7,232.78                           7,267.31                        7,424.00
12/31/2008                         7,333.17                           7,416.05                        7,586.00
 1/31/2009                         6,489.93                           6,746.50                        6,839.00
 2/28/2009                         5,622.81                           6,003.90                        5,986.00
 3/31/2009                         6,103.58                           6,494.84                        6,424.00
 4/30/2009                         6,757.83                           7,110.06                        6,972.00
 5/31/2009                         7,175.71                           7,529.88                        7,333.00
 6/30/2009                         7,122.72                           7,514.85                        7,281.00
 7/31/2009                         7,705.72                           8,085.96                        7,833.00
 8/31/2009                         8,108.77                           8,446.54                        8,153.00
 9/30/2009                         8,422.06                           8,699.21                        8,413.00
10/31/2009                         8,164.31                           8,558.14                        8,264.00
11/30/2009                         8,624.47                           9,012.47                        8,702.00
12/31/2009                         8,777.10                           9,185.06                        8,872.00
 1/31/2010                         8,530.25                           8,891.31                        8,607.00
 2/28/2010                         8,799.51                           9,130.08                        8,847.00
 3/31/2010                         9,372.36                           9,647.12                        9,361.00
 4/30/2010                         9,614.87                           9,772.58                        9,477.00
 5/31/2010                         8,824.57                           9,037.85                        8,703.00
 6/30/2010                         8,327.80                           8,594.20                        8,212.00
 7/31/2010                         8,891.57                           9,203.56                        8,763.00
 8/31/2010                         8,511.11                           8,846.75                        8,438.00
 9/30/2010                         9,171.43                           9,554.73                        9,176.00
10/31/2010                         9,446.63                           9,840.23                        9,554.00
11/30/2010                         9,396.63                           9,794.78                        9,478.00
12/31/2010                        10,138.07                          10,474.37                       10,041.00
 1/31/2011                        10,367.40                          10,703.56                       10,344.00
 2/28/2011                        10,749.80                          11,052.89                       10,773.00
 3/31/2011                        10,792.50                          11,087.38                       10,778.00
 4/30/2011                        11,079.89                          11,445.63                       11,192.00
 5/31/2011                        10,962.82                          11,341.23                       11,065.00
 6/30/2011                        10,738.04                          11,144.74                       10,913.00
 7/31/2011                        10,381.87                          10,819.50                       10,592.00
 8/31/2011                         9,733.98                          10,269.90                        9,991.00
 9/30/2011                         8,998.35                           9,580.42                        9,342.00
10/31/2011                        10,028.59                          10,537.38                       10,302.00
11/30/2011                         9,976.61                          10,558.35                       10,336.00
12/31/2011                        10,177.66                          10,752.80                       10,441.00
 1/31/2012                        10,562.68                          11,095.25                       10,817.00
 2/29/2012                        10,983.74                          11,493.06                       11,269.00
 3/31/2012                        11,309.35                          11,750.97                       11,584.00
 4/30/2012                        11,194.02                          11,707.86                       11,482.00
 5/31/2012                        10,537.59                          11,039.21                       10,839.00
 6/30/2012                        11,060.78                          11,502.34                       11,294.00
 7/31/2012                        11,175.25                          11,690.49                       11,388.00
 8/31/2012                        11,417.89                          11,883.19                       11,612.00
 9/30/2012                        11,780.32                          12,145.97                       11,829.00
10/31/2012                        11,722.49                          12,068.35                       11,673.00
11/30/2012                        11,717.62                          12,090.66                       11,699.00
12/31/2012                        11,959.64                          12,225.73                       11,787.00
 1/31/2013                        12,736.97                          12,882.21                       12,446.00
 2/28/2013                        12,919.79                          13,027.39                       12,594.00
 3/31/2013                        13,431.63                          13,519.99                       13,075.00
 4/30/2013                        13,634.74                          13,831.83                       13,414.00
 5/31/2013                        13,984.68                          14,012.00                       13,719.00
 6/30/2013                        13,861.42                          13,862.49                       13,562.00
 7/31/2013                        14,609.85                          14,500.59                       14,245.00
 8/31/2013                        14,055.60                          14,049.20                       13,798.00
 9/30/2013                        14,407.70                          14,439.15                       14,154.00
10/31/2013                        15,038.66                          15,029.79                       14,813.00
11/30/2013                        15,458.21                          15,375.78                       15,103.00
12/31/2013                        15,849.72                          15,734.46                       15,450.00
 1/31/2014                        15,286.83                          15,133.58                       14,936.00
 2/28/2014                        15,947.87                          15,767.89                       15,450.00
 3/31/2014                        16,328.60                          16,055.68                       15,827.00
 4/30/2014                        16,483.77                          16,216.96                       16,018.00
 5/31/2014                        16,725.18                          16,498.23                       16,265.00
 6/30/2014                        17,162.05                          16,869.68                       16,656.00
 7/31/2014                        16,869.59                          16,503.80                       16,261.00
 8/31/2014                        17,489.63                          17,065.95                       16,858.00
 9/30/2014                        17,128.86                          16,764.48                       16,549.00
10/31/2014                        17,513.67                          17,083.97                       16,909.00
11/30/2014                        17,872.27                          17,463.82                       17,334.00
12/31/2014                        17,981.90                          17,416.92                       17,294.00
 1/31/2015                        17,263.10                          16,861.14                       16,685.00
 2/28/2015                        18,098.45                          17,678.98                       17,418.00
 3/31/2015                        17,852.08                          17,414.65                       16,967.00
 4/30/2015                        18,018.99                          17,619.87                       17,331.00
 5/31/2015                        18,235.53                          17,738.18                       17,446.00
 6/30/2015                        17,871.43                          17,309.09                       16,845.00
 7/31/2015                        17,949.78                          17,520.98                       17,135.00
 8/31/2015                        16,880.75                          16,494.71                       16,219.00
 9/30/2015                        16,371.12                          16,053.98                       15,914.00
10/31/2015                        17,606.37                          17,234.62                       17,097.00
11/30/2015                        17,673.76                          17,214.71                       17,029.00
12/31/2015                        17,293.67                          16,901.58                       16,738.00
 1/31/2016                        16,400.10                          16,228.93                       16,213.00
 2/29/2016                        16,395.92                          16,261.11                       16,364.00
 3/31/2016                        17,577.01                          17,317.46                       17,388.00
 4/30/2016                        17,946.24                          17,538.16                       17,520.00
 5/31/2016                        18,224.98                          17,770.31                       17,765.00
 6/30/2016                        18,382.58                          17,950.15                       18,189.00
 7/31/2016                        18,916.32                          18,418.57                       18,567.00
 8/31/2016                        19,062.18                          18,473.22                       18,475.00
 9/30/2016                        19,022.45                          18,399.40                       18,373.00
10/31/2016                        18,728.04                          18,101.34                       18,085.00
11/30/2016                        19,797.68                          18,875.32                       18,701.00
12/31/2016                        20,292.48                          19,325.48                       19,110.00
 1/31/2017                        20,437.04                          19,486.86                       19,265.00
 2/28/2017                        21,171.42                          20,173.27                       19,948.00
 3/31/2017                        20,955.75                          20,103.72                       19,941.00
 4/30/2017                        20,916.43                          20,201.15                       19,961.00
 5/31/2017                        20,895.93                          20,346.20                       20,211.00
 6/30/2017                        21,237.52                          20,539.51                       20,324.00
 7/31/2017                        21,519.78                          20,831.97                       20,564.00
 8/31/2017                        21,269.11                          20,737.55                       20,564.00
 9/30/2017                        21,899.05                          21,325.04                       21,078.00
10/31/2017                        22,058.05                          21,612.32                       21,456.00
11/30/2017                        22,733.50                          22,244.87                       22,118.00
12/31/2017                        23,065.35                          22,500.78                       22,298.00
 1/31/2018                        23,957.09                          23,386.22                       23,137.00
 2/28/2018                        22,813.12                          22,293.77                       22,130.00
 3/31/2018                        22,411.81                          21,908.82                       21,751.00
 4/30/2018                        22,485.80                          22,005.87                       21,784.00
 5/31/2018                        22,619.28                          22,229.99                       22,032.00
 6/30/2018                        22,675.29                          22,314.51                       22,033.00
 7/31/2018                        23,572.77                          23,198.84                       22,870.00

                                   [END CHART]

                       Data from 7/31/08 through 7/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund Institutional Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Russell 1000 Value Index and the Lipper Equity Income Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Equity Income Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

10  | USAA INCOME STOCK FUND

================================================================================

USAA INCOME STOCK FUND R6 SHARES (R6 SHARES)*
(Ticker Symbol: URISX)

--------------------------------------------------------------------------------
                                                7/31/18              7/31/17
--------------------------------------------------------------------------------
Net Assets                                   $12.7 Million        $5.4 Million
Net Asset Value Per Share                       $20.23               $19.67

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
    1 YEAR                                            SINCE INCEPTION 12/01/16
    11.31%                                                    13.17%

--------------------------------------------------------------------------------
                       EXPENSE RATIOS AS OF 7/31/17**
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT      1.24%             AFTER REIMBURSEMENT      0.65%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The R6 Shares commenced operations on December 1, 2016.

**The expense ratios are reported in the Fund's prospectus dated December 1, 2017, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through November 30, 2018, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the R6 Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.65% of the R6 Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2018. If the total annual operating expense ratio of the R6 Shares is lower than 0.65%, the R6 Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                             LIPPER EQUITY                 USAA INCOME
                             INCOME FUNDS                   STOCK FUND                   RUSSELL 1000
                                INDEX                       R6 SHARES                     VALUE INDEX
 12/1/2016                    $10,000.00                    $10,000.00                    $10,000.00
12/31/2016                     10,238.49                     10,251.00                     10,249.92
 1/31/2017                     10,323.99                     10,334.00                     10,322.94
 2/28/2017                     10,687.65                     10,700.00                     10,693.89
 3/31/2017                     10,650.79                     10,698.00                     10,584.95
 4/30/2017                     10,702.42                     10,709.00                     10,565.09
 5/31/2017                     10,779.26                     10,843.00                     10,554.73
 6/30/2017                     10,881.67                     10,901.00                     10,727.27
 7/31/2017                     11,036.62                     11,036.00                     10,869.84
 8/31/2017                     10,986.60                     11,036.00                     10,743.23
 9/30/2017                     11,297.84                     11,309.00                     11,061.42
10/31/2017                     11,450.04                     11,517.00                     11,141.73
11/30/2017                     11,785.16                     11,872.00                     11,482.91
12/31/2017                     11,920.74                     11,973.00                     11,650.53
 1/31/2018                     12,389.84                     12,417.00                     12,100.96
 2/28/2018                     11,811.07                     11,882.00                     11,523.12
 3/31/2018                     11,607.13                     11,681.00                     11,320.42
 4/30/2018                     11,658.54                     11,699.00                     11,357.79
 5/31/2018                     11,777.28                     11,832.00                     11,425.21
 6/30/2018                     11,822.06                     11,835.00                     11,453.51
 7/31/2018                     12,290.57                     12,284.00                     11,906.83

                                   [END CHART]

                       Data from 11/30/16 through 7/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund R6 Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Russell 1000 Value Index and the Lipper Equity Income Funds Index is calculated from the end of the month, November 30, 2016, while the inception date of the R6 Shares is December 1, 2016. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Equity Income Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

12  | USAA INCOME STOCK FUND

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/18 o
                              (% of Net Assets)

Pfizer, Inc. .............................................................. 2.3%
Microsoft Corp. ........................................................... 2.2%
Occidental Petroleum Corp. ................................................ 2.1%
Johnson & Johnson ......................................................... 2.1%
J.P.Morgan Chase & Co. .................................................... 1.9%
Merck & Co., Inc. ......................................................... 1.8%
Royal Dutch Shell plc ADR "A" ............................................. 1.8%
Cisco Systems, Inc. ....................................................... 1.6%
Bank of America Corp. ..................................................... 1.5%
Walmart, Inc. ............................................................. 1.4%

                       o SECTOR ALLOCATION* - 7/31/18 o
                              (% of Net Assets)

                       [PIE CHART OF SECTOR ALLOCATION]

FINANCIALS                                                                 15.8%
INFORMATION TECHNOLOGY                                                     13.2%
INDUSTRIALS                                                                13.1%
HEALTH CARE                                                                11.1%
CONSUMER STAPLES                                                           11.1%
UTILITIES                                                                   9.8%
ENERGY                                                                      8.5%
CONSUMER DISCRETIONARY                                                      6.1%
TELECOMMUNICATION SERVICES                                                  3.7%
MATERIALS                                                                   2.6%
REAL ESTATE                                                                 2.3%

                               [END PIE CHART]

*Does not include money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2018:

           DIVIDEND RECEIVED              LONG-TERM
          DEDUCTION (CORPORATE           CAPITAL GAIN         QUALIFIED INTEREST
            SHAREHOLDERS)(1)            DISTRIBUTIONS(2)            INCOME
          ----------------------------------------------------------------------
                 100%                    $156,377,000              $576,000
          ----------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2018, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

14  | USAA INCOME STOCK FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA INCOME STOCK FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Income Stock Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
September 21, 2018

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  15

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2018

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (97.3%)

              COMMON STOCKS (97.3%)

              CONSUMER DISCRETIONARY (6.1%)
              -----------------------------
              ADVERTISING (0.4%)
    175,215   Omnicom Group, Inc.                                                                       $   12,060
                                                                                                        ----------
              AUTO PARTS & EQUIPMENT (0.6%)
    259,590   Magna International, Inc.                                                                     15,778
                                                                                                        ----------
              AUTOMOBILE MANUFACTURERS (0.2%)
    304,894   Daimler AG ADR                                                                                 5,255
                                                                                                        ----------
              CABLE & SATELLITE (0.3%)
    194,110   Comcast Corp. "A"                                                                              6,945
                                                                                                        ----------
              CASINOS & GAMING (0.7%)
    268,594   Las Vegas Sands Corp.                                                                         19,312
                                                                                                        ----------
              DISTRIBUTORS (0.2%)
     68,881   Genuine Parts Co.                                                                              6,703
                                                                                                        ----------
              GENERAL MERCHANDISE STORES (0.2%)
     84,366   Target Corp.                                                                                   6,807
                                                                                                        ----------
              HOME FURNISHINGS (0.4%)
    250,430   Leggett & Platt, Inc.                                                                         10,911
                                                                                                        ----------
              HOME IMPROVEMENT RETAIL (1.2%)
    161,636   Home Depot, Inc.                                                                              31,926
                                                                                                        ----------
              HOTELS, RESORTS & CRUISE LINES (0.5%)
    221,789   Carnival Corp.                                                                                13,139
                                                                                                        ----------
              RESTAURANTS (1.4%)
    124,414   Brinker International, Inc.                                                                    5,869
    208,754   McDonald's Corp.                                                                              32,887
                                                                                                        ----------
                                                                                                            38,756
                                                                                                        ----------
              Total Consumer Discretionary                                                                 167,592
                                                                                                        ----------
              CONSUMER STAPLES (11.1%)
              ------------------------
              AGRICULTURAL PRODUCTS (0.2%)
     61,100   Bunge Ltd.                                                                                     4,224
                                                                                                        ----------

================================================================================

16  | USAA INCOME STOCK FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              BREWERS (0.6%)
     98,821   Anheuser-Busch InBev S.A. ADR(a)                                                          $   10,052
    100,919   Molson Coors Brewing Co. "B"                                                                   6,762
                                                                                                        ----------
                                                                                                            16,814
                                                                                                        ----------
              DRUG RETAIL (0.2%)
     88,638   CVS Health Corp.                                                                               5,749
                                                                                                        ----------
              FOOD DISTRIBUTORS (0.3%)
    127,400   Sysco Corp.                                                                                    8,563
                                                                                                        ----------
              HOUSEHOLD PRODUCTS (2.1%)
     82,230   Colgate-Palmolive Co.                                                                          5,510
    159,122   Kimberly-Clark Corp.                                                                          18,118
    411,097   Procter & Gamble Co.                                                                          33,249
                                                                                                        ----------
                                                                                                            56,877
                                                                                                        ----------
              HYPERMARKETS & SUPER CENTERS (1.4%)
    441,048   Walmart, Inc.                                                                                 39,355
                                                                                                        ----------
              PACKAGED FOODS & MEATS (0.7%)
    180,480   Campbell Soup Co.(a)                                                                           7,381
    195,965   Kraft Heinz Co.                                                                               11,807
                                                                                                        ----------
                                                                                                            19,188
                                                                                                        ----------
              PERSONAL PRODUCTS (0.9%)
    420,828   Unilever N.V.                                                                                 24,181
                                                                                                        ----------
              SOFT DRINKS (1.7%)
    175,141   Coca-Cola Co.                                                                                  8,167
    277,128   Coca-Cola European Partners plc                                                               11,428
    240,198   PepsiCo, Inc.                                                                                 27,623
                                                                                                        ----------
                                                                                                            47,218
                                                                                                        ----------
              TOBACCO (3.0%)
    523,385   Altria Group, Inc.                                                                            30,712
    462,197   British American Tobacco plc ADR                                                              25,319
    321,568   Philip Morris International, Inc.                                                             27,752
                                                                                                        ----------
                                                                                                            83,783
                                                                                                        ----------
              Total Consumer Staples                                                                       305,952
                                                                                                        ----------
              ENERGY (8.5%)
              -------------
              INTEGRATED OIL & GAS (5.0%)
    386,627   Exxon Mobil Corp.                                                                             31,514
    695,649   Occidental Petroleum Corp.                                                                    58,386
    705,786   Royal Dutch Shell plc ADR "A"                                                                 48,254
                                                                                                        ----------
                                                                                                           138,154
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------

              OIL & GAS EQUIPMENT & SERVICES (1.1%)
    243,552   Halliburton Co.                                                                           $   10,331
    282,730   Schlumberger Ltd.                                                                             19,090
                                                                                                        ----------
                                                                                                            29,421
                                                                                                        ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.8%)
    309,294   ConocoPhillips                                                                                22,322
                                                                                                        ----------
              OIL & GAS STORAGE & TRANSPORTATION (1.6%)
    557,461   Enterprise Products Partners, LP(a)                                                           16,166
    170,869   Magellan Midstream Partners, LP                                                               12,262
    541,535   Williams Companies, Inc.                                                                      16,111
                                                                                                        ----------
                                                                                                            44,539
                                                                                                        ----------
              Total Energy                                                                                 234,436
                                                                                                        ----------
              FINANCIALS (15.8%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (1.4%)
    418,483   Bank of New York Mellon Corp.                                                                 22,376
     30,970   BlackRock, Inc.                                                                               15,571
                                                                                                        ----------
                                                                                                            37,947
                                                                                                        ----------
              CONSUMER FINANCE (0.5%)
    450,313   Synchrony Financial                                                                           13,032
                                                                                                        ----------
              DIVERSIFIED BANKS (4.9%)
  1,309,040   Bank of America Corp.                                                                         40,423
    461,392   J.P.Morgan Chase & Co.                                                                        53,037
    673,317   U.S. Bancorp                                                                                  35,692
    111,065   Wells Fargo & Co.                                                                              6,363
                                                                                                        ----------
                                                                                                           135,515
                                                                                                        ----------
              FINANCIAL EXCHANGES & DATA (1.3%)
    226,085   CME Group, Inc.                                                                               35,974
                                                                                                        ----------
              INSURANCE BROKERS (1.0%)
    263,245   Arthur J. Gallagher & Co.                                                                     18,783
    102,521   Marsh & McLennan Companies, Inc.                                                               8,546
                                                                                                        ----------
                                                                                                            27,329
                                                                                                        ----------
              INVESTMENT BANKING & BROKERAGE (0.5%)
    282,950   Morgan Stanley                                                                                14,306
                                                                                                        ----------
              LIFE & HEALTH INSURANCE (0.5%)
    316,108   MetLife, Inc.                                                                                 14,459
                                                                                                        ----------
              MULTI-LINE INSURANCE (0.5%)
    598,042   Allianz SE ADR                                                                                13,190
                                                                                                        ----------

================================================================================

18  | USAA INCOME STOCK FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              PROPERTY & CASUALTY INSURANCE (2.9%)
    116,020   Allstate Corp.                                                                            $   11,036
    207,860   Chubb Ltd.                                                                                    29,042
    361,430   Progressive Corp.                                                                             21,690
     68,291   Travelers Companies, Inc.                                                                      8,887
    195,360   XL Group Ltd.                                                                                 10,985
                                                                                                        ----------
                                                                                                            81,640
                                                                                                        ----------
              REGIONAL BANKS (2.3%)
    150,063   BB&T Corp.                                                                                     7,625
    544,300   Fifth Third Bancorp                                                                           16,106
  1,119,159   KeyCorp                                                                                       23,357
     34,707   M&T Bank Corp.                                                                                 6,016
    526,491   People's United Financial, Inc.                                                                9,598
                                                                                                        ----------
                                                                                                            62,702
                                                                                                        ----------
              Total Financials                                                                             436,094
                                                                                                        ----------
              HEALTH CARE (11.1%)
              -------------------
              BIOTECHNOLOGY (1.9%)
    283,511   AbbVie, Inc.                                                                                  26,148
     48,056   Amgen, Inc.                                                                                    9,445
    222,020   Gilead Sciences, Inc.                                                                         17,280
                                                                                                        ----------
                                                                                                            52,873
                                                                                                        ----------
              HEALTH CARE EQUIPMENT (1.8%)
    238,719   Abbott Laboratories                                                                           15,646
    379,813   Medtronic plc                                                                                 34,270
                                                                                                        ----------
                                                                                                            49,916
                                                                                                        ----------
              MANAGED HEALTH CARE (0.9%)
    101,017   UnitedHealth Group, Inc.                                                                      25,580
                                                                                                        ----------
              PHARMACEUTICALS (6.5%)
    223,748   AstraZeneca plc ADR                                                                            8,755
    438,203   Johnson & Johnson                                                                             58,071
    769,959   Merck & Co., Inc.                                                                             50,717
  1,553,188   Pfizer, Inc.                                                                                  62,019
                                                                                                        ----------
                                                                                                           179,562
                                                                                                        ----------
              Total Health Care                                                                            307,931
                                                                                                        ----------
              INDUSTRIALS (13.1%)
              -------------------
              AEROSPACE & DEFENSE (4.6%)
     80,077   Boeing Co.                                                                                    28,531
     42,717   General Dynamics Corp.                                                                         8,533
    100,862   Lockheed Martin Corp.                                                                         32,891

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
    108,385   Raytheon Co.                                                                              $   21,464
    264,528   United Technologies Corp.                                                                     35,907
                                                                                                        ----------
                                                                                                           127,326
                                                                                                        ----------
              AGRICULTURE & FARM MACHINERY (0.4%)
     79,641   Deere & Co.                                                                                   11,531
                                                                                                        ----------
              AIR FREIGHT & LOGISTICS (0.9%)
    212,981   United Parcel Service, Inc. "B"                                                               25,534
                                                                                                        ----------
              AIRLINES (0.3%)
    150,140   Delta Air Lines, Inc.                                                                          8,171
                                                                                                        ----------
              BUILDING PRODUCTS (0.6%)
    446,217   Johnson Controls International plc                                                            16,738
                                                                                                        ----------
              COMMERCIAL PRINTING (0.2%)
     90,240   Deluxe Corp.                                                                                   5,318
                                                                                                        ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.2%)
    104,310   PACCAR, Inc.                                                                                   6,855
                                                                                                        ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (1.9%)
    460,328   Eaton Corp. plc                                                                               38,286
    195,965   Emerson Electric Co.                                                                          14,164
                                                                                                        ----------
                                                                                                            52,450
                                                                                                        ----------
              ENVIRONMENTAL & FACILITIES SERVICES (1.4%)
    345,765   Republic Services, Inc.                                                                       25,061
    147,374   Waste Management, Inc.                                                                        13,264
                                                                                                        ----------
                                                                                                            38,325
                                                                                                        ----------
              INDUSTRIAL CONGLOMERATES (1.1%)
     80,628   3M Co.                                                                                        17,119
     78,493   Honeywell International, Inc.                                                                 12,531
                                                                                                        ----------
                                                                                                            29,650
                                                                                                        ----------
              INDUSTRIAL MACHINERY (1.0%)
     56,200   Parker-Hannifin Corp.                                                                          9,500
    113,300   Stanley Black & Decker, Inc.                                                                  16,935
                                                                                                        ----------
                                                                                                            26,435
                                                                                                        ----------
              RAILROADS (0.5%)
    175,240   CSX Corp.                                                                                     12,386
                                                                                                        ----------
              Total Industrials                                                                            360,719
                                                                                                        ----------
              INFORMATION TECHNOLOGY (13.2%)
              ------------------------------
              COMMUNICATIONS EQUIPMENT (1.6%)
  1,073,481   Cisco Systems, Inc.                                                                           45,398
                                                                                                        ----------

================================================================================

20  | USAA INCOME STOCK FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              DATA PROCESSING & OUTSOURCED SERVICES (0.7%)
     45,921   Automatic Data Processing, Inc.                                                           $    6,199
    178,344   Paychex, Inc.                                                                                 12,309
                                                                                                        ----------
                                                                                                            18,508
                                                                                                        ----------
              SEMICONDUCTORS (5.5%)
    160,723   Analog Devices, Inc.                                                                          15,452
     64,068   Broadcom, Inc.                                                                                14,208
    933,445   Cypress Semiconductor Corp.                                                                   16,625
    492,471   Intel Corp.                                                                                   23,688
    454,113   Maxim Integrated Products, Inc.                                                               27,764
     73,687   Microchip Technology, Inc.                                                                     6,885
    124,133   QUALCOMM, Inc.                                                                                 7,956
    293,276   Texas Instruments, Inc.                                                                       32,647
    110,800   Xilinx, Inc.                                                                                   7,985
                                                                                                        ----------
                                                                                                           153,210
                                                                                                        ----------
              SYSTEMS SOFTWARE (2.9%)
    574,289   Microsoft Corp.                                                                               60,921
    378,041   Oracle Corp.                                                                                  18,025
                                                                                                        ----------
                                                                                                            78,946
                                                                                                        ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (2.5%)
    147,080   Apple, Inc.                                                                                   27,988
  1,324,700   HP, Inc.                                                                                      30,574
    160,685   Western Digital Corp.                                                                         11,272
                                                                                                        ----------
                                                                                                            69,834
                                                                                                        ----------
              Total Information Technology                                                                 365,896
                                                                                                        ----------
              MATERIALS (2.6%)
              ----------------
              DIVERSIFIED CHEMICALS (1.3%)
    540,811   DowDuPont, Inc.                                                                               37,192
                                                                                                        ----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.3%)
    184,218   Nutrien Ltd.                                                                                   9,987
                                                                                                        ----------
              GOLD (0.3%)
  1,698,720   Tahoe Resources, Inc.                                                                          7,661
                                                                                                        ----------
              PAPER PACKAGING (0.4%)
    219,994   Bemis Co., Inc.                                                                               10,100
                                                                                                        ----------
              STEEL (0.3%)
     82,764   Reliance Steel & Aluminum Co.                                                                  7,465
                                                                                                        ----------
              Total Materials                                                                               72,405
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              REAL ESTATE (2.3%)
              ------------------
              REITs - HEALTH CARE (0.6%)
    261,643   Welltower, Inc.                                                                           $   16,379
                                                                                                        ----------
              REITs - INDUSTRIAL (0.3%)
    262,350   Duke Realty Corp.                                                                              7,639
                                                                                                        ----------
              REITs - OFFICE (0.1%)
     25,390   Boston Properties, Inc.                                                                        3,187
                                                                                                        ----------
              REITs - RESIDENTIAL (0.3%)
    117,250   Equity Residential                                                                             7,672
                                                                                                        ----------
              REITs - RETAIL (0.3%)
     44,310   Simon Property Group, Inc.                                                                     7,808
                                                                                                        ----------
              REITs - SPECIALIZED (0.7%)
    338,534   Iron Mountain, Inc.                                                                           11,886
     36,309   Public Storage                                                                                 7,909
                                                                                                        ----------
                                                                                                            19,795
                                                                                                        ----------
              Total Real Estate                                                                             62,480
                                                                                                        ----------
              TELECOMMUNICATION SERVICES (3.7%)
              ---------------------------------
              ALTERNATIVE CARRIERS (0.3%)
    419,092   CenturyLink, Inc.                                                                              7,866
                                                                                                        ----------
              INTEGRATED TELECOMMUNICATION SERVICES (2.6%)
  1,019,183   AT&T, Inc.                                                                                    32,583
    272,856   BCE, Inc.                                                                                     11,577
    541,202   Verizon Communications, Inc.                                                                  27,948
                                                                                                        ----------
                                                                                                            72,108
                                                                                                        ----------
              WIRELESS TELECOMMUNICATION SERVICES (0.8%)
    430,900   Rogers Communications, Inc. "B"                                                               21,920
                                                                                                        ----------
              Total Telecommunication Services                                                             101,894
                                                                                                        ----------
              UTILITIES (9.8%)
              ----------------
              ELECTRIC UTILITIES (6.8%)
    155,918   Alliant Energy Corp.                                                                           6,700
    178,344   American Electric Power Co., Inc.                                                             12,687
    398,393   Duke Energy Corp.                                                                             32,517
    101,500   Edison International                                                                           6,763
    204,509   Entergy Corp.                                                                                 16,622
    139,365   Evergy, Inc.                                                                                   7,817
    195,431   Eversource Energy                                                                             11,867
    369,905   Exelon Corp.                                                                                  15,721

================================================================================

22  | USAA INCOME STOCK FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
    333,195   FirstEnergy Corp.                                                                         $   11,805
    146,874   NextEra Energy, Inc.                                                                          24,607
    107,861   Pinnacle West Capital Corp.                                                                    8,675
    761,802   PPL Corp.                                                                                     21,917
    185,286   Southern Co.                                                                                   9,005
                                                                                                        ----------
                                                                                                           186,703
                                                                                                        ----------
              MULTI-UTILITIES (3.0%)
    338,534   Ameren Corp.                                                                                  21,009
    133,491   Black Hills Corp.                                                                              8,005
    197,567   CMS Energy Corp.                                                                               9,550
    181,548   Dominion Energy, Inc.                                                                         13,019
    321,981   NiSource, Inc.                                                                                 8,430
     69,320   Sempra Energy                                                                                  8,013
    245,090   WEC Energy Group, Inc.                                                                        16,267
                                                                                                        ----------
                                                                                                            84,293
                                                                                                        ----------
              Total Utilities                                                                              270,996
                                                                                                        ----------
              Total Common Stocks (cost: $1,979,075)                                                     2,686,395
                                                                                                        ----------
              Total Equity Securities (cost: $1,979,075)                                                 2,686,395
                                                                                                        ----------

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    COUPON
(000)                                                                      RATE           MATURITY
------------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (1.9%)

              COMMERCIAL PAPER (1.9%)
$     7,220   Amphenol Corp.(b)                                            2.17%          8/07/2018          7,217
     10,000   Arizona Public Service Co.                                   2.10           8/02/2018          9,999
      2,000   Canadian Natural Resources(b)                                2.43           8/23/2018          1,997
        665   General Mills, Inc.(b)                                       2.09           8/03/2018            665
      9,000   LMA Americas, LLC(b)                                         2.05           8/03/2018          8,999
     10,383   Oge Energy Corp.(b)                                          2.19           8/01/2018         10,383
      2,111   Ridgefield Funding Co.(b)                                    2.08           8/06/2018          2,110
      7,000   Spectra Energy Partners(b)                                   2.35           8/28/2018          6,988
      5,307   Spire, Inc.(b)                                               2.22           8/08/2018          5,305
                                                                                                        ----------
              Total Commercial Paper (cost: $53,663)                                                        53,663
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.0%)
    443,145   State Street Institutional Treasury Money Market Fund Premier Class,
                1.81%(c) (cost: $443)                                                                   $      443
                                                                                                        ----------
              Total Money Market Instruments (cost: $54,106)                                                54,106
                                                                                                        ----------

              SHORT-TERM INVESTMENTS PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (1.1%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.1%)
     18,023   Federated Government Obligations Fund Institutional Class, 1.78%(c)                               18
    128,977   Fidelity Government Portfolio Class I, 1.80%(c)                                                  129
  2,110,387   Goldman Sachs Financial Square Government Fund Institutional Class, 1.84%(c)                   2,111
  4,260,013   HSBC US Government Money Market Fund Class I, 1.82%(c)                                         4,260
 21,607,185   Invesco Government & Agency Portfolio Institutional Class, 1.82%(c)                           21,607
  1,746,325   Western Asset Institutional Government Reserves
                Institutional Class, 1.80%(c)                                                                1,746
                                                                                                        ----------
              Total Short-Term Investments Purchased with Cash
                Collateral from Securities Loaned (cost: $29,871)                                           29,871
                                                                                                        ----------

              TOTAL INVESTMENTS (COST: $2,063,052)                                                      $2,770,372
                                                                                                        ==========

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                     VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                    LEVEL 1                LEVEL 2               LEVEL 3               TOTAL
------------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                        $2,686,395                $     -                    $-          $2,686,395
Money Market Instruments:
  Commercial Paper                              -                 53,663                     -              53,663
  Government & U.S. Treasury
    Money Market Funds                        443                      -                     -                 443
Short-Term Investments Purchased
  with Cash Collateral from
  Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                     29,871                      -                     -              29,871
------------------------------------------------------------------------------------------------------------------
Total                                  $2,716,709                $53,663                    $-          $2,770,372
------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2017, through July 31, 2018, there were no transfers of securities between levels. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

24  | USAA INCOME STOCK FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 7.9% of net assets at July 31, 2018.

o   CATEGORIES AND DEFINITIONS

    COMMERCIAL PAPER - Consists of short-term unsecured promissory notes with maturities ranging from one to 270 days, issued mainly by corporations. Commercial paper is usually purchased at a discount and matures at par value; however, it also may be interest-bearing.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REITs Real estate investment trusts - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  25

================================================================================

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, was out on loan as of July 31, 2018.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (c) Rate represents the money market fund annualized seven-day yield at July 31, 2018.

See accompanying notes to financial statements.

================================================================================

26  | USAA INCOME STOCK FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including
      securities on loan of $29,064) (cost of $2,063,052)                                               $2,770,372
   Receivables:
      Capital shares sold                                                                                      665
      USAA Asset Management Company (Note 7)                                                                     6
      Dividends and interest                                                                                 3,810
      Securities sold                                                                                       24,085
      Other                                                                                                      7
                                                                                                        ----------
         Total assets                                                                                    2,798,945
                                                                                                        ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                                                      29,871
      Securities purchased                                                                                   3,349
      Capital shares redeemed                                                                                1,557
      Bank overdraft                                                                                         1,658
   Accrued management fees                                                                                   1,162
   Accrued transfer agent's fees                                                                                23
   Other accrued expenses and payables                                                                         179
                                                                                                        ----------
         Total liabilities                                                                                  37,799
                                                                                                        ----------
            Net assets applicable to capital shares outstanding                                         $2,761,146
                                                                                                        ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                      $1,933,607
   Accumulated undistributed net investment income                                                             760
   Accumulated net realized gain on investments                                                            119,459
   Net unrealized appreciation of investments                                                              707,320
                                                                                                        ----------
            Net assets applicable to capital shares outstanding                                         $2,761,146
                                                                                                        ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,713,558/84,662
         capital shares outstanding, no par value)                                                      $    20.24
                                                                                                        ==========
      Institutional Shares (net assets of $1,034,842/51,180
         capital shares outstanding, no par value)                                                      $    20.22
                                                                                                        ==========
      R6 Shares (net assets of $12,746/630 capital shares
         outstanding, no par value)                                                                     $    20.23
                                                                                                        ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $885)                                                      $ 81,470
   Interest                                                                                                    779
   Securities lending (net)                                                                                     92
                                                                                                          --------
      Total income                                                                                          82,341
                                                                                                          --------
EXPENSES
   Management fees                                                                                          13,983
   Administration and servicing fees:
      Fund Shares                                                                                            2,545
      Institutional Shares                                                                                   1,089
      R6 Shares                                                                                                  5
   Transfer agent's fees:
      Fund Shares                                                                                            1,342
      Institutional Shares                                                                                   1,089
      R6 Shares                                                                                                  1
   Custody and accounting fees:
      Fund Shares                                                                                              184
      Institutional Shares                                                                                     116
      R6 Shares                                                                                                  1
   Postage:
      Fund Shares                                                                                               77
      Institutional Shares                                                                                      34
   Shareholder reporting fees:
      Fund Shares                                                                                               45
      Institutional Shares                                                                                       8
   Trustees' fees                                                                                               33
   Registration fees:
      Fund Shares                                                                                               34
      Institutional Shares                                                                                      34
      R6 Shares                                                                                                 35
   Professional fees                                                                                           113
   Other                                                                                                        41
                                                                                                          --------
            Total expenses                                                                                  20,809
   Expenses paid indirectly:
      Fund Shares                                                                                               (4)
      Institutional Shares                                                                                      (3)
   Expenses reimbursed:
      R6 Shares                                                                                                (27)
                                                                                                          --------
            Net expenses                                                                                    20,775
                                                                                                          --------
NET INVESTMENT INCOME                                                                                       61,566
                                                                                                          --------

================================================================================

28  | USAA INCOME STOCK FUND

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
      Investments                                                                                         $159,509
      Foreign currency transactions                                                                             (2)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                           76,550
      Foreign currency translations                                                                             (1)
                                                                                                          --------
         Net realized and unrealized gain                                                                  236,056
                                                                                                          --------
   Increase in net assets resulting from operations                                                       $297,622
                                                                                                          ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

-------------------------------------------------------------------------------------------------------------
                                                                                2018                     2017
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                  $   61,566               $   61,644
   Net realized gain on investments                                          159,509                  153,510
   Net realized gain (loss) on foreign currency transactions                      (2)                       3
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                             76,550                   66,131
      Foreign currency translations                                               (1)                       1
                                                                          -----------------------------------
      Increase in net assets resulting from operations                       297,622                  281,289
                                                                          -----------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                            (33,948)                 (36,035)
      Institutional Shares                                                   (22,221)                 (25,590)
      R6 Shares*                                                                (238)                    (101)
                                                                          -----------------------------------
         Total distributions of net investment income                        (56,407)                 (61,726)
                                                                          -----------------------------------
   Net realized gains:
      Fund Shares                                                            (97,225)                       -
      Institutional Shares                                                   (62,599)                       -
      R6 Shares*                                                                (735)                       -
                                                                          -----------------------------------
         Total distributions of net realized gains                          (160,559)                       -
                                                                          -----------------------------------
      Distributions to shareholders                                         (216,966)                 (61,726)
                                                                          -----------------------------------
NET DECREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                                13,921                  (40,540)
   Institutional Shares                                                      (94,681)                (153,358)
   R6 Shares*                                                                  7,300                    5,000
                                                                          -----------------------------------
      Total net decrease in net assets from capital
         share transactions                                                  (73,460)                (188,898)
                                                                          -----------------------------------
   Net increase in net assets                                                  7,196                   30,665

NET ASSETS
   Beginning of year                                                       2,753,950                2,723,285
                                                                          -----------------------------------
   End of year                                                            $2,761,146               $2,753,950
                                                                          ===================================
Accumulated undistributed net investment income:
   End of year                                                            $      760               $       35
                                                                          ===================================

*R6 Shares commenced operations on December 1, 2016.

See accompanying notes to financial statements.

================================================================================

30  | USAA INCOME STOCK FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 50 separate funds. The USAA Income Stock Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek current income with the prospect of increasing dividend income and the potential for capital appreciation.

The Fund consists of three classes of shares: Income Stock Fund Shares (Fund Shares), Income Stock Fund Institutional Shares (Institutional Shares), and Income Stock Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which

================================================================================

32    | USAA INCOME STOCK FUND

================================================================================

        they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements)

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

        are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

================================================================================

34  | USAA INCOME STOCK FUND

================================================================================

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    For the year ended July 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

================================================================================

36  | USAA INCOME STOCK FUND

================================================================================

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. For the year ended July 31, 2018, brokerage commission recapture credits reduced the expenses of the Fund Shares, Institutional Shares and R6 Shares by $4,000, $3,000, and less than $500, respectively.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended July 31, 2018, the Fund paid CAPCO facility fees of $22,000, which represents 3.4% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended July 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S.

================================================================================

38  | USAA INCOME STOCK FUND

================================================================================

generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, partnership basis, non-REIT return of capital dividend, REIT return of capital dividend, REIT capital gain dividend distributions, re-designation of distributions, and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income by $4,434,000, increase accumulated net realized gain on investments by $4,435,000, and decrease in paid in capital by $1,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2018, and 2017, was as follows:

                                                2018                     2017
                                            ------------------------------------
Ordinary income*                            $ 60,589,000             $61,726,000
Long-term realized capital gain              156,377,000                       -
                                            ------------             -----------
   Total distributions paid                 $216,966,000             $61,726,000
                                            ============             ===========

As of July 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $  2,301,000
Undistributed long-term capital gains                                124,887,000
Unrealized appreciation of investments                               700,351,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, REIT return of capital dividend, non-REIT return of capital dividend, and partnership basis adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

At July 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - At July 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                        NET
                                             GROSS                GROSS              UNREALIZED
                                           UNREALIZED           UNREALIZED          APPRECIATION/
FUND                    TAX COST          APPRECIATION         DEPRECIATION        (DEPRECIATION)
-------------------------------------------------------------------------------------------------
USAA Income
  Stock Fund         $2,070,021,000       $727,195,000         $(26,844,000)        $700,351,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2018, were $637,273,000 and $865,538,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master

================================================================================

40  | USAA INCOME STOCK FUND

================================================================================

netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At July 31, 2018, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                        NON-CASH COLLATERAL                     CASH COLLATERAL
-------------------------------------------------------------------------------------------
    $29,064,000                              $-                               $29,871,000

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2018, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                           YEAR ENDED                         YEAR ENDED
                                         JULY 31, 2018                       JULY 31, 2017
------------------------------------------------------------------------------------------------
                                    SHARES           AMOUNT             SHARES          AMOUNT
                                   -------------------------------------------------------------
FUND SHARES:
Shares sold                          4,993         $  99,734             6,220         $ 116,373
Shares issued from
  reinvested dividends               6,350           125,905             1,823            34,427
Shares redeemed                    (10,601)         (211,718)          (10,210)         (191,340)
                                   -------------------------------------------------------------
Net increase (decrease) from
  capital share transactions           742         $  13,921            (2,167)        $ (40,540)
                                   =============================================================
INSTITUTIONAL SHARES:
Shares sold                          5,540         $ 110,461             7,124         $ 133,076
Shares issued from
  reinvested dividends               4,281            84,794             1,359            25,589
Shares redeemed                    (14,446)         (289,936)          (16,461)         (312,023)
                                   -------------------------------------------------------------
Net decrease from capital
  share transactions                (4,625)        $ (94,681)           (7,978)        $(153,358)
                                   =============================================================

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

                                           YEAR ENDED                         YEAR ENDED
                                         JULY 31, 2018                       JULY 31, 2017
------------------------------------------------------------------------------------------------
                                     SHARES          AMOUNT             SHARES          AMOUNT
                                   -------------------------------------------------------------
R6 SHARES (COMMENCED ON
DECEMBER 1, 2016):
Shares sold                           374          $   7,678               275         $   5,000
Shares issued from
  reinvested dividends                 27                533                 -                 -
Shares redeemed                       (46)              (911)                -                 -
                                   -------------------------------------------------------------
Net increase from capital
  share transactions                  355          $   7,300               275         $   5,000
                                   =============================================================

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets.

The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Equity Income Funds Index. The Lipper Equity Income Funds Index tracks the total return performance of funds within the Lipper Equity Income Funds category.

================================================================================

42  | USAA INCOME STOCK FUND

================================================================================

For the Fund Shares and Institutional Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the R6 Shares includes the performance of the Fund Shares for periods prior to December 1, 2016. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 100 to 400                               +/- 4
    +/- 401 to 700                               +/- 5
    +/- 701 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Equity Income Funds Index over that period, even if the class had overall negative returns during the performance period.

For the year ended July 31, 2018, the Fund incurred total management fees, paid or payable to the Manager, of $13,983,000, which included a less than 0.01% performance adjustment for the R6 Shares of less than $500. For the year ended July 31, 2018, the Fund Shares and Institutional Shares did not incur any performance adjustment.

SUBADVISORY ARRANGEMENT(s) - The Manager entered into an Investment Subadvisory Agreement with Epoch Investment Partners, Inc. (Epoch), under which Epoch directs the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager). This arrangement provides for monthly fees that are paid by the Manager.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

The Manager (not the Fund) pays Epoch a subadvisory fee in the annual amount of 0.30% of the Fund's average net assets for the first $600 million of assets, 0.20% on the next $900 million of assets, and 0.18% on assets over $1.5 billion that Epoch manages. For the year ended July 31, 2018, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Epoch of $3,222,000.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares, 0.10% of average net assets of the Institutional Shares, and 0.05% of average net assets of the R6 Shares. For the year ended July 31, 2018, the Fund Shares, Institutional Shares, and R6 Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,545,000, $1,089,000, and $5,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2018, the Fund reimbursed the Manager $34,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - The Manager agreed, through November 30, 2018, to limit the total annual operating expenses of the R6 Shares to 0.65% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the R6 Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2018, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2018, the R6 Shares incurred reimbursable expenses of $27,000, of which $6,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of

================================================================================

44  | USAA INCOME STOCK FUND

================================================================================

accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2018, the Fund Shares, Institutional Shares, and R6 Shares incurred transfer agent's fees, paid or payable to SAS, of $1,342,000, $1,089,000, and $1,000, respectively.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 18 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of July 31, 2018, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                 0.1
Cornerstone Equity                                                       0.4

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At July 31, 2018, USAA and its affiliates owned 275,000 R6 Shares, which represents 43.7% of the R6 Shares outstanding and 0.2% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit are effective December 1, 2018. However, Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, delayed other requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule to the Funds' financial statements and various filings.

(10) UPCOMING ACCOUNTING PRONOUNCEMENT

(ASU) 2018-13, FAIR VALUE MEASUREMENT
-------------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. The adoption of this ASU guidance is not expected to have a material impact on the financial statements and other disclosures.

================================================================================

46  | USAA INCOME STOCK FUND

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES

--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED JULY 31,
                               ------------------------------------------------------------------------------
                                     2018             2017             2016             2015             2014
                               ------------------------------------------------------------------------------
Net asset value at
  beginning of period          $    19.68       $    18.18       $    17.79       $    17.72       $    16.29
                               ------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income               .40              .42              .40              .44              .47
  Net realized and
    unrealized gain                  1.74             1.51              .97              .51             1.77
                               ------------------------------------------------------------------------------
Total from investment
  operations                         2.14             1.93             1.37              .95             2.24
                               ------------------------------------------------------------------------------
Less distributions from:
  Net investment income              (.40)            (.43)            (.40)            (.46)            (.45)
  Realized capital gains            (1.18)               -             (.58)            (.42)            (.36)
                               ------------------------------------------------------------------------------
Total distributions                 (1.58)            (.43)            (.98)            (.88)            (.81)
                               ------------------------------------------------------------------------------
Net asset value at
  end of period                $    20.24       $    19.68       $    18.18       $    17.79       $    17.72
                               ==============================================================================
Total return (%)*                   11.16            10.71             8.29             5.36            14.06
Net assets at end
  of period (000)              $1,713,558       $1,651,374       $1,564,900       $1,657,268       $1,640,134
Ratios to average
  net assets:**
  Expenses (%)(a),(c)                 .76              .77              .80              .79              .80
  Net investment income (%)          2.19             2.24             2.42             2.38             2.77
Portfolio turnover (%)                 23               23               19               12(b)            57

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2018, average net assets were $1,697,088,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(b) Reflects overall decrease in purchases and sales of securities.
(c) Does not include acquired fund fees, if any.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  47

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED JULY 31,
                               ------------------------------------------------------------------------------
                                     2018             2017             2016             2015             2014
                               ------------------------------------------------------------------------------
Net asset value at
  beginning of period          $    19.66       $    18.16       $    17.77       $    17.71       $    16.28
                               ------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income               .41              .43              .40              .45              .49
  Net realized and
    unrealized gain                  1.73             1.50              .98              .50             1.76
                               ------------------------------------------------------------------------------
Total from investment
  operations                         2.14             1.93             1.38              .95             2.25
                               ------------------------------------------------------------------------------
Less distributions from:
  Net investment income              (.40)            (.43)            (.41)            (.47)            (.46)
  Realized capital gains            (1.18)               -             (.58)            (.42)            (.36)
                               ------------------------------------------------------------------------------
Total distributions                 (1.58)            (.43)            (.99)            (.89)            (.82)
                               ------------------------------------------------------------------------------
Net asset value at
  end of period                $    20.22       $    19.66       $    18.16       $    17.77       $    17.71
                               ==============================================================================
Total return (%)*                   11.21            10.76             8.36             5.37            14.16
Net assets at end
  of period (000)              $1,034,842       $1,097,164       $1,158,385       $1,080,528       $1,037,014
Ratios to average
  net assets:**
  Expenses (%)(a),(c)                 .72              .73              .75              .73              .73
  Net investment income (%)          2.22             2.30             2.47             2.45             2.85
Portfolio turnover (%)                 23               23               19               12(b)            57

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2018, average net assets were $1,089,060,000.
(a) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(b) Reflects overall decrease in purchases and sales of securities.
(c) Does not include acquired fund fees, if any.

================================================================================

48  | USAA INCOME STOCK FUND

================================================================================

R6 SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                       YEAR ENDED                 PERIOD ENDED
                                                                         JULY 31,                    JULY 31,
                                                                       ---------------------------------------
                                                                          2018                        2017***
                                                                       ---------------------------------------
Net asset value at beginning of period                                 $ 19.67                      $18.17
                                                                       -----------------------------------
Income from investment operations:
  Net investment income                                                    .47                         .27
  Net realized and unrealized gain                                        1.69                        1.60
                                                                       -----------------------------------
Total from investment operations                                          2.16                        1.87
                                                                       -----------------------------------
Less distributions from:
  Net investment income                                                   (.42)                       (.37)
  Realized capital gains                                                 (1.18)                          -
                                                                       -----------------------------------
Total distributions                                                      (1.60)                       (.37)
                                                                       -----------------------------------
Net asset value at end of period                                       $ 20.23                      $19.67
                                                                       ===================================
Total return (%)*                                                        11.31                       10.36
Net assets at end of period (000)                                      $12,746                      $5,412
Ratios to average net assets:**
  Expenses (%)(b),(c)                                                      .65                         .65(a)
  Expenses, excluding reimbursements (%)(b),(c)                            .90                        1.24(a)
  Net investment income (%)                                               2.33                        2.13(a)
Portfolio turnover (%)                                                      23                          23

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2018, average net assets were $10,751,000. *** R6 Shares commenced operations on December 1, 2016.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations
(b) Reflects total annual operating expenses of the R6 Shares before reductions of any expenses paid indirectly. The R6 Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Does not include acquired fund fees, if any.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  49

================================================================================

EXPENSE EXAMPLE

July 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2018, through July 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

50  | USAA INCOME STOCK FUND

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                          BEGINNING               ENDING             DURING PERIOD*
                                        ACCOUNT VALUE          ACCOUNT VALUE        FEBRUARY 1, 2018 -
                                       FEBRUARY 1, 2018        JULY 31, 2018          JULY 31, 2018
                                       ---------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00             $  988.30                 $3.70

Hypothetical
  (5% return before expenses)              1,000.00              1,021.08                  3.76

INSTITUTIONAL SHARES
Actual                                     1,000.00                988.40                  3.55

Hypothetical
  (5% return before expenses)              1,000.00              1,021.22                  3.61

R6 SHARES
Actual                                     1,000.00                989.30                  3.21

Hypothetical
  (5% return before expenses)              1,000.00              1,021.57                  3.26

*Expenses are equal to the annualized expense ratio of 0.75% for Fund Shares, 0.72% for Institutional Shares, and 0.65% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (1.17)% for Fund Shares, (1.16)% for Institutional Shares, and (1.07)% for R6 Shares for the six-month period of February 1, 2018, through July 31, 2018.

================================================================================

                                                           EXPENSE EXAMPLE |  51

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2018

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2018, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreement between the Manager and Epoch Investment Partners, Inc. (the Subadviser) with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and the Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. The Board considered the

================================================================================

52  | USAA INCOME STOCK FUND

================================================================================

Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board considered the Manager's process for monitoring the performance of the Subadviser and the Manager's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable

================================================================================

54  | USAA INCOME STOCK FUND

================================================================================

to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee. The Board also took into account that the subadvisory fee under the Subadvisory Agreement is paid by the Manager. The Board also considered and discussed information about the Subadviser's fee, including the amount of management fees retained by the Manager after payment of the subadvisory fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one-, three, and five-year periods ended December 31, 2017, and was below the average of its performance universe for the ten-year period ended December 31, 2017, and was above the Lipper index for the one- and five-year periods ended December 31,

================================================================================

                                                     ADVISORY AGREEMENT(S) |  55

================================================================================

2017, and was below the Lipper index for the three- and ten-year periods ended December 31, 2017. The Board also noted that the Fund's percentile performance ranking was in the top 50% of its performance universe for the one- and three-year periods ended December 31, 2017, was in the top 30% of its performance universe for the five-year period ended December 31, 2017, and was in the bottom 50% of its performance universe for the ten-year period ended December 31, 2017.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that the Manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered that the Manager pays the Fund's subadvisory fees. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that the Fund may realize additional economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

================================================================================

56  | USAA INCOME STOCK FUND

================================================================================

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and

================================================================================

                                                     ADVISORY AGREEMENT(S) |  57

================================================================================

credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays subadvisory fees to the Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, five-, and ten-year periods

================================================================================

58  | USAA INCOME STOCK FUND

================================================================================

ended December 31, 2017, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  59

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 56 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

60  | USAA INCOME STOCK FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

62  | USAA INCOME STOCK FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over ten years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

64  | USAA INCOME STOCK FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee.
   (3)  Member of Audit and Compliance Committee.
   (4)  Member of Product Management and Distribution Committee.
   (5)  Member of Corporate Governance Committee.
   (6)  Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

66  | USAA INCOME STOCK FUND

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
       USAA                                                          PRSRT STD
       9800 Fredericksburg Road                                    U.S. Postage
       San Antonio, TX 78288                                           PAID
                                                                       USAA
                                                                  --------------

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================================================================================
23421-0918                                   (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                   [GRAPHIC OF USAA INTERMEDIATE-TERM BOND FUND]

 ======================================================================

        ANNUAL REPORT
        USAA INTERMEDIATE-TERM BOND FUND
        FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES o R6 SHARES JULY 31, 2018

 ======================================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"INVESTORS WHO ARE OVERLY CONCENTRATED IN
PARTICULAR ASSET CLASSES COULD BE CARRYING MORE     [PHOTO OF BROOKS ENGLEHARDT]
RISK IN THEIR PORTFOLIOS THAN THEY REALIZE. THIS IS
TRUE EVEN FOR THOSE WHO THINK THEY ARE DIVERSIFIED."

--------------------------------------------------------------------------------

SEPTEMBER 2018

U.S. stocks advanced during the opening months of the reporting period ended July 31, 2018, while bond prices remained relatively range bound. The situation was similar when the reporting period ended. A casual observer might think this reporting period was rather uneventful; however, the opposite is true.

At first, stocks recorded gains, supported by robust global economic growth and better-than-expected corporate earnings. Bond prices were generally steady, even as the Federal Reserve (the Fed) continued to raise short-term interest rates. In December 2017, federal tax legislation was passed by Congress and signed into law by President Trump. The new law, which became effective in January 2018, lowered the corporate tax rate from 35% to 21% and was widely expected to increase companies' cash flows and bottom lines.

In February 2018, volatility--noticeably absent during 2017--re-emerged. U.S. stocks fell and long-term interest rates rose as inflation fears surfaced. In March and April 2018, U.S. inflation climbed above the Fed's 2% target, suggesting that the central bank might increase the pace of its interest rate increases. Market turbulence continued through the rest of the reporting period, fueled by tensions between the United States and its trading partners and the imposition of tariffs. Other geopolitical events also roiled the markets, including the potential that Italy's incoming government might try to weaken that country's role in the European Union; U.S.-North Korea tensions, along with a high-profile summit in Singapore; and a meeting in Helsinki between President Trump and Russia's president, Vladimir Putin.

At the same time, global economic growth softened. Weaker growth, combined with trade-related political rhetoric led a number of central banks to postpone planned interest rate increases. In the United States, however, as the economic expansion continued and the job market improved, the Fed maintained its slow-and-steady approach to raising interest rates, boosting them in December 2017 and again in March and June 2018. Fed policymakers also increased the projected total number of 2018 interest rate increases from three to four. At the end of the reporting period, the market

================================================================================

================================================================================

appeared to believe that the Fed would take action in September and December
2018.

For the reporting period overall, U.S. stocks recorded double-digit gains. Bond prices were generally unchanged, though high-yield securities and tax-exempt bonds produced positive returns. Meanwhile, the U.S. Treasury yield curve flattened as shorter-term yields rose more than longer-term yields. We believe a flattening yield curve raises concerns because it might be followed by an inversion, in which two-year yields are higher than 10-year yields. A yield-curve inversion has sometimes signaled an approaching recession.

At USAA Investments, although we believe there is little chance of a recession in the next reporting period, we expect to hear a lot of media "noise" about trade in the coming months, as well as on other issues that could provoke an emotional reaction from investors. We recommend that investors focus on information that can provide the perspective they need to manage their investments.

Investors may also want to make sure their portfolios are adequately diversified. The primary benefit of diversification is long-term risk management. Investors who are overly concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This is true even for those who think they are diversified. U.S. stocks have outperformed for some time, so their weighting within a portfolio could have grown rather large and might need to be rebalanced.

Now that the summer is over, you may want to review your financial situation. Please give our financial advisors a call. At USAA Investments, we are committed to helping you meet your financial objectives.

In the months ahead, we will continue to monitor the financial markets, economic conditions, Fed monetary policy, shifts in interest rates, and other matters that could potentially affect your investments. On behalf of everyone here at USAA Investments, thank you for allowing us to help with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY ON THE FUND                                               1

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Distributions to Shareholders                                             22

    Report of Independent Registered
      Public Accounting Firm                                                  23

    Portfolio of Investments                                                  24

    Notes to Portfolio of Investments                                         55

    Financial Statements                                                      61

    Notes to Financial Statements                                             65

    Financial Highlights                                                      84

EXPENSE EXAMPLE                                                               88

ADVISORY AGREEMENT(S)                                                         90

TRUSTEES' AND OFFICERS' INFORMATION                                           95

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JULIANNE BASS, CFA                           BRIAN SMITH, CFA, CPA
    KURT DAUM, JD                                JOHN SPEAR, CFA

--------------------------------------------------------------------------------

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Yields rose along the U.S. Treasury curve during the reporting period, with short-term yields climbing more than longer-term yields. This "bear flattening" was driven on the shorter end by the Federal Reserve's (the Fed) ongoing interest rate increases and on the longer end by strong U.S. economic growth, low unemployment, and tame inflation. The two-year U.S. Treasury yield rose 124 basis points, while the 10-year and 30-year U.S. Treasury yields increased 57 and 13 basis points, respectively. (A basis point is 1/100 of a percent.)

                        o 10-YEAR U.S. TREASURY YIELD o

                     [CHART OF 10-YEAR U.S. TREASURY YIELD]

                                                                     YIELD IN PERCENT
 7/31/2017                                                                 2.29%
  8/1/2017                                                                 2.25
  8/2/2017                                                                 2.27
  8/3/2017                                                                 2.22
  8/4/2017                                                                 2.26
  8/7/2017                                                                 2.25
  8/8/2017                                                                 2.26
  8/9/2017                                                                 2.25
 8/10/2017                                                                 2.20
 8/11/2017                                                                 2.19
 8/14/2017                                                                 2.22
 8/15/2017                                                                 2.27
 8/16/2017                                                                 2.22
 8/17/2017                                                                 2.19
 8/18/2017                                                                 2.19
 8/21/2017                                                                 2.18
 8/22/2017                                                                 2.21
 8/23/2017                                                                 2.17
 8/24/2017                                                                 2.19
 8/25/2017                                                                 2.17
 8/28/2017                                                                 2.16
 8/29/2017                                                                 2.13
 8/30/2017                                                                 2.13
 8/31/2017                                                                 2.12
  9/1/2017                                                                 2.17
  9/4/2017                                                                 2.17
  9/5/2017                                                                 2.06
  9/6/2017                                                                 2.10
  9/7/2017                                                                 2.04
  9/8/2017                                                                 2.05
 9/11/2017                                                                 2.13
 9/12/2017                                                                 2.17
 9/13/2017                                                                 2.19
 9/14/2017                                                                 2.18
 9/15/2017                                                                 2.20
 9/18/2017                                                                 2.23
 9/19/2017                                                                 2.24
 9/20/2017                                                                 2.27
 9/21/2017                                                                 2.28
 9/22/2017                                                                 2.25
 9/25/2017                                                                 2.22
 9/26/2017                                                                 2.24
 9/27/2017                                                                 2.31
 9/28/2017                                                                 2.31
 9/29/2017                                                                 2.33
 10/2/2017                                                                 2.34
 10/3/2017                                                                 2.32
 10/4/2017                                                                 2.32
 10/5/2017                                                                 2.35
 10/6/2017                                                                 2.36
 10/9/2017                                                                 2.36
10/10/2017                                                                 2.36
10/11/2017                                                                 2.35
10/12/2017                                                                 2.32
10/13/2017                                                                 2.27
10/16/2017                                                                 2.30
10/17/2017                                                                 2.30
10/18/2017                                                                 2.35
10/19/2017                                                                 2.32
10/20/2017                                                                 2.38
10/23/2017                                                                 2.37
10/24/2017                                                                 2.42
10/25/2017                                                                 2.43
10/26/2017                                                                 2.46
10/27/2017                                                                 2.41
10/30/2017                                                                 2.37
10/31/2017                                                                 2.38
 11/1/2017                                                                 2.37
 11/2/2017                                                                 2.35
 11/3/2017                                                                 2.33
 11/6/2017                                                                 2.32
 11/7/2017                                                                 2.31
 11/8/2017                                                                 2.33
 11/9/2017                                                                 2.34
11/10/2017                                                                 2.40
11/13/2017                                                                 2.41
11/14/2017                                                                 2.37
11/15/2017                                                                 2.32
11/16/2017                                                                 2.38
11/17/2017                                                                 2.34
11/20/2017                                                                 2.37
11/21/2017                                                                 2.36
11/22/2017                                                                 2.32
11/23/2017                                                                 2.32
11/24/2017                                                                 2.34
11/27/2017                                                                 2.33
11/28/2017                                                                 2.33
11/29/2017                                                                 2.39
11/30/2017                                                                 2.41
 12/1/2017                                                                 2.36
 12/4/2017                                                                 2.37
 12/5/2017                                                                 2.35
 12/6/2017                                                                 2.34
 12/7/2017                                                                 2.36
 12/8/2017                                                                 2.38
12/11/2017                                                                 2.39
12/12/2017                                                                 2.40
12/13/2017                                                                 2.34
12/14/2017                                                                 2.35
12/15/2017                                                                 2.35
12/18/2017                                                                 2.39
12/19/2017                                                                 2.46
12/20/2017                                                                 2.50
12/21/2017                                                                 2.48
12/22/2017                                                                 2.48
12/25/2017                                                                 2.48
12/26/2017                                                                 2.48
12/27/2017                                                                 2.41
12/28/2017                                                                 2.43
12/29/2017                                                                 2.41
  1/1/2018                                                                 2.41
  1/2/2018                                                                 2.46
  1/3/2018                                                                 2.45
  1/4/2018                                                                 2.45
  1/5/2018                                                                 2.48
  1/8/2018                                                                 2.48
  1/9/2018                                                                 2.55
 1/10/2018                                                                 2.56
 1/11/2018                                                                 2.54
 1/12/2018                                                                 2.55
 1/15/2018                                                                 2.55
 1/16/2018                                                                 2.54
 1/17/2018                                                                 2.59
 1/18/2018                                                                 2.63
 1/19/2018                                                                 2.66
 1/22/2018                                                                 2.65
 1/23/2018                                                                 2.61
 1/24/2018                                                                 2.65
 1/25/2018                                                                 2.62
 1/26/2018                                                                 2.66
 1/29/2018                                                                 2.69
 1/30/2018                                                                 2.72
 1/31/2018                                                                 2.71
  2/1/2018                                                                 2.79
  2/2/2018                                                                 2.84
  2/5/2018                                                                 2.71
  2/6/2018                                                                 2.80
  2/7/2018                                                                 2.84
  2/8/2018                                                                 2.82
  2/9/2018                                                                 2.85
 2/12/2018                                                                 2.86
 2/13/2018                                                                 2.83
 2/14/2018                                                                 2.90
 2/15/2018                                                                 2.91
 2/16/2018                                                                 2.87
 2/19/2018                                                                 2.87
 2/20/2018                                                                 2.89
 2/21/2018                                                                 2.95
 2/22/2018                                                                 2.92
 2/23/2018                                                                 2.87
 2/26/2018                                                                 2.86
 2/27/2018                                                                 2.89
 2/28/2018                                                                 2.86
  3/1/2018                                                                 2.81
  3/2/2018                                                                 2.86
  3/5/2018                                                                 2.88
  3/6/2018                                                                 2.89
  3/7/2018                                                                 2.88
  3/8/2018                                                                 2.86
  3/9/2018                                                                 2.89
 3/12/2018                                                                 2.87
 3/13/2018                                                                 2.84
 3/14/2018                                                                 2.82
 3/15/2018                                                                 2.83
 3/16/2018                                                                 2.84
 3/19/2018                                                                 2.86
 3/20/2018                                                                 2.90
 3/21/2018                                                                 2.88
 3/22/2018                                                                 2.82
 3/23/2018                                                                 2.81
 3/26/2018                                                                 2.85
 3/27/2018                                                                 2.78
 3/28/2018                                                                 2.78
 3/29/2018                                                                 2.74
 3/30/2018                                                                 2.74
  4/2/2018                                                                 2.73
  4/3/2018                                                                 2.78
  4/4/2018                                                                 2.80
  4/5/2018                                                                 2.83
  4/6/2018                                                                 2.77
  4/9/2018                                                                 2.78
 4/10/2018                                                                 2.80
 4/11/2018                                                                 2.78
 4/12/2018                                                                 2.84
 4/13/2018                                                                 2.83
 4/16/2018                                                                 2.83
 4/17/2018                                                                 2.83
 4/18/2018                                                                 2.87
 4/19/2018                                                                 2.91
 4/20/2018                                                                 2.96
 4/23/2018                                                                 2.98
 4/24/2018                                                                 3.00
 4/25/2018                                                                 3.03
 4/26/2018                                                                 2.98
 4/27/2018                                                                 2.96
 4/30/2018                                                                 2.95
  5/1/2018                                                                 2.96
  5/2/2018                                                                 2.97
  5/3/2018                                                                 2.95
  5/4/2018                                                                 2.95
  5/7/2018                                                                 2.95
  5/8/2018                                                                 2.98
  5/9/2018                                                                 3.00
 5/10/2018                                                                 2.96
 5/11/2018                                                                 2.97
 5/14/2018                                                                 3.00
 5/15/2018                                                                 3.07
 5/16/2018                                                                 3.10
 5/17/2018                                                                 3.11
 5/18/2018                                                                 3.06
 5/21/2018                                                                 3.06
 5/22/2018                                                                 3.06
 5/23/2018                                                                 2.99
 5/24/2018                                                                 2.98
 5/25/2018                                                                 2.93
 5/28/2018                                                                 2.93
 5/29/2018                                                                 2.78
 5/30/2018                                                                 2.86
 5/31/2018                                                                 2.86
  6/1/2018                                                                 2.90
  6/4/2018                                                                 2.94
  6/5/2018                                                                 2.93
  6/6/2018                                                                 2.97
  6/7/2018                                                                 2.92
  6/8/2018                                                                 2.95
 6/11/2018                                                                 2.95
 6/12/2018                                                                 2.96
 6/13/2018                                                                 2.97
 6/14/2018                                                                 2.94
 6/15/2018                                                                 2.92
 6/18/2018                                                                 2.92
 6/19/2018                                                                 2.90
 6/20/2018                                                                 2.94
 6/21/2018                                                                 2.90
 6/22/2018                                                                 2.89
 6/25/2018                                                                 2.88
 6/26/2018                                                                 2.88
 6/27/2018                                                                 2.83
 6/28/2018                                                                 2.84
 6/29/2018                                                                 2.86
  7/2/2018                                                                 2.87
  7/3/2018                                                                 2.83
  7/4/2018                                                                 2.83
  7/5/2018                                                                 2.83
  7/6/2018                                                                 2.82
  7/9/2018                                                                 2.86
 7/10/2018                                                                 2.85
 7/11/2018                                                                 2.85
 7/12/2018                                                                 2.85
 7/13/2018                                                                 2.83
 7/16/2018                                                                 2.86
 7/17/2018                                                                 2.86
 7/18/2018                                                                 2.87
 7/19/2018                                                                 2.84
 7/20/2018                                                                 2.89
 7/23/2018                                                                 2.95
 7/24/2018                                                                 2.95
 7/25/2018                                                                 2.97
 7/26/2018                                                                 2.98
 7/27/2018                                                                 2.95
 7/30/2018                                                                 2.97
 7/31/2018                                                                 2.96

                                 [END CHART]

                       Source: Bloomberg Finance L.P.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    The Fed raised short-term interest rates three times during the reporting period, by 25 basis points on each occasion, in December 2017 and again in March and June 2018. At the end of the reporting period, the federal funds target rate was in a range between 1.75% and 2.00%. Starting in October 2017, the Fed began trimming the size of its balance sheet by gradually decreasing the reinvestment of maturing holdings of U.S. Treasury and government-sponsored mortgage-backed securities. During November 2017, President Trump nominated Fed governor Jerome Powell to follow Janet Yellen as chair of the U.S. central bank. Powell began his term in February 2018. During July 2018, in Congressional testimony, he said that the Fed was likely to continue gradually raising short-term interest rates as long as economic growth remained strong and inflation remained stable. Near the end of July 2018, the U.S. Department of Commerce reported that during the second quarter 2018, the U.S. economy had grown by 4.1%, the fastest pace in nearly four years, driven by robust consumer and business spending. At its final policy meeting of the reporting period, the Fed held rates steady and suggested that the third interest rate increase of 2018 might come in September.

    Among the unfavorable conditions during the reporting period were tensions between the United States and North Korea and trade-related rhetoric from the Trump Administration, and while the rising fiscal deficit is an ongoing investor concern, U.S. Treasury yields did not appear to reflect it during the reporting period. A rising fiscal deficit is likely to lead to higher U.S. Treasury yields over time due to increasing supply and the Fed's reduction of its balance sheet. Meanwhile, the U.S. dollar strengthened compared to other major global currencies, suggesting global financial conditions might be tightening.

    Credit spreads (yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity) were volatile but ended the reporting period near where they began. They started the reporting period at multi-year lows, widened significantly in the first half of 2018, and then narrowed again. During the reporting period overall, credit

================================================================================

2  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    spreads based on the Bloomberg Barclays U.S. Aggregate Bond Index widened by five basis points from 0.98% on July 31, 2017 to 1.03% on July 31, 2018. Spreads are generally considered an indication of risk; the wider the spread, the greater the perceived risk.

                o BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX o

                         Average Option Adjusted Spread

          [CHART OF BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX]

                                                                    AVERAGE OPTION
                                                                    ADJUSTED SPREAD
  1/3/2017                                                               1.17
  1/4/2017                                                               1.16
  1/5/2017                                                               1.17
  1/6/2017                                                               1.17
  1/9/2017                                                               1.17
 1/10/2017                                                               1.17
 1/11/2017                                                               1.18
 1/12/2017                                                               1.17
 1/13/2017                                                               1.17
 1/17/2017                                                               1.17
 1/18/2017                                                               1.17
 1/19/2017                                                               1.17
 1/20/2017                                                               1.17
 1/23/2017                                                               1.17
 1/24/2017                                                               1.16
 1/25/2017                                                               1.15
 1/26/2017                                                               1.15
 1/27/2017                                                               1.15
 1/30/2017                                                               1.15
 1/31/2017                                                               1.16
  2/1/2017                                                               1.16
  2/2/2017                                                               1.16
  2/3/2017                                                               1.15
  2/6/2017                                                               1.16
  2/7/2017                                                               1.16
  2/8/2017                                                               1.17
  2/9/2017                                                               1.16
 2/10/2017                                                               1.16
 2/13/2017                                                               1.14
 2/14/2017                                                               1.13
 2/15/2017                                                               1.12
 2/16/2017                                                               1.13
 2/17/2017                                                               1.14
 2/21/2017                                                               1.13
 2/22/2017                                                               1.12
 2/23/2017                                                               1.12
 2/24/2017                                                               1.13
 2/27/2017                                                               1.11
 2/28/2017                                                               1.10
  3/1/2017                                                               1.08
  3/2/2017                                                               1.07
  3/3/2017                                                               1.07
  3/6/2017                                                               1.06
  3/7/2017                                                               1.07
  3/8/2017                                                               1.08
  3/9/2017                                                               1.10
 3/10/2017                                                               1.10
 3/13/2017                                                               1.10
 3/14/2017                                                               1.11
 3/15/2017                                                               1.12
 3/16/2017                                                               1.10
 3/17/2017                                                               1.11
 3/20/2017                                                               1.11
 3/21/2017                                                               1.11
 3/22/2017                                                               1.12
 3/23/2017                                                               1.11
 3/24/2017                                                               1.12
 3/27/2017                                                               1.12
 3/28/2017                                                               1.11
 3/29/2017                                                               1.11
 3/30/2017                                                               1.11
 3/31/2017                                                               1.12
  4/3/2017                                                               1.12
  4/4/2017                                                               1.12
  4/5/2017                                                               1.12
  4/6/2017                                                               1.12
  4/7/2017                                                               1.12
 4/10/2017                                                               1.11
 4/11/2017                                                               1.11
 4/12/2017                                                               1.12
 4/13/2017                                                               1.13
 4/17/2017                                                               1.12
 4/18/2017                                                               1.13
 4/19/2017                                                               1.13
 4/20/2017                                                               1.13
 4/21/2017                                                               1.13
 4/24/2017                                                               1.12
 4/25/2017                                                               1.11
 4/26/2017                                                               1.11
 4/27/2017                                                               1.10
 4/28/2017                                                               1.10
  5/1/2017                                                               1.10
  5/2/2017                                                               1.10
  5/3/2017                                                               1.10
  5/4/2017                                                               1.09
  5/5/2017                                                               1.09
  5/8/2017                                                               1.09
  5/9/2017                                                               1.07
 5/10/2017                                                               1.07
 5/11/2017                                                               1.06
 5/12/2017                                                               1.06
 5/15/2017                                                               1.05
 5/16/2017                                                               1.05
 5/17/2017                                                               1.06
 5/18/2017                                                               1.07
 5/19/2017                                                               1.07
 5/22/2017                                                               1.06
 5/23/2017                                                               1.06
 5/24/2017                                                               1.07
 5/25/2017                                                               1.07
 5/26/2017                                                               1.07
 5/30/2017                                                               1.07
 5/31/2017                                                               1.07
  6/1/2017                                                               1.07
  6/2/2017                                                               1.08
  6/5/2017                                                               1.07
  6/6/2017                                                               1.07
  6/7/2017                                                               1.07
  6/8/2017                                                               1.07
  6/9/2017                                                               1.07
 6/12/2017                                                               1.06
 6/13/2017                                                               1.06
 6/14/2017                                                               1.06
 6/15/2017                                                               1.06
 6/16/2017                                                               1.06
 6/19/2017                                                               1.05
 6/20/2017                                                               1.06
 6/21/2017                                                               1.06
 6/22/2017                                                               1.06
 6/23/2017                                                               1.06
 6/26/2017                                                               1.06
 6/27/2017                                                               1.05
 6/28/2017                                                               1.04
 6/29/2017                                                               1.04
 6/30/2017                                                               1.03
  7/3/2017                                                               1.03
  7/5/2017                                                               1.03
  7/6/2017                                                               1.02
  7/7/2017                                                               1.02
 7/10/2017                                                               1.01
 7/11/2017                                                               1.01
 7/12/2017                                                               1.01
 7/13/2017                                                               1.01
 7/14/2017                                                               1.01
 7/17/2017                                                               1.00
 7/18/2017                                                               1.00
 7/19/2017                                                               0.99
 7/20/2017                                                               0.99
 7/21/2017                                                               0.99
 7/24/2017                                                               0.99
 7/25/2017                                                               0.98
 7/26/2017                                                               0.98
 7/27/2017                                                               0.97
 7/28/2017                                                               0.98
 7/31/2017                                                               0.98
  8/1/2017                                                               0.98
  8/2/2017                                                               0.98
  8/3/2017                                                               0.99
  8/4/2017                                                               1.00
  8/7/2017                                                               1.00
  8/8/2017                                                               1.01
  8/9/2017                                                               1.03
 8/10/2017                                                               1.05
 8/11/2017                                                               1.06
 8/14/2017                                                               1.05
 8/15/2017                                                               1.04
 8/16/2017                                                               1.04
 8/17/2017                                                               1.04
 8/18/2017                                                               1.05
 8/21/2017                                                               1.05
 8/22/2017                                                               1.04
 8/23/2017                                                               1.05
 8/24/2017                                                               1.04
 8/25/2017                                                               1.04
 8/28/2017                                                               1.04
 8/29/2017                                                               1.05
 8/30/2017                                                               1.04
 8/31/2017                                                               1.04
  9/1/2017                                                               1.04
  9/5/2017                                                               1.05
  9/6/2017                                                               1.05
  9/7/2017                                                               1.06
  9/8/2017                                                               1.07
 9/11/2017                                                               1.06
 9/12/2017                                                               1.05
 9/13/2017                                                               1.04
 9/14/2017                                                               1.04
 9/15/2017                                                               1.03
 9/18/2017                                                               1.02
 9/19/2017                                                               1.01
 9/20/2017                                                               1.00
 9/21/2017                                                               1.01
 9/22/2017                                                               1.01
 9/25/2017                                                               1.01
 9/26/2017                                                               1.00
 9/27/2017                                                               0.99
 9/28/2017                                                               0.97
 9/29/2017                                                               0.96
 10/2/2017                                                               0.95
 10/3/2017                                                               0.94
 10/4/2017                                                               0.94
 10/5/2017                                                               0.94
 10/6/2017                                                               0.94
10/10/2017                                                               0.93
10/11/2017                                                               0.93
10/12/2017                                                               0.94
10/13/2017                                                               0.94
10/16/2017                                                               0.93
10/17/2017                                                               0.93
10/18/2017                                                               0.93
10/19/2017                                                               0.93
10/20/2017                                                               0.91
10/23/2017                                                               0.91
10/24/2017                                                               0.90
10/25/2017                                                               0.90
10/26/2017                                                               0.90
10/27/2017                                                               0.90
10/30/2017                                                               0.90
10/31/2017                                                               0.91
 11/1/2017                                                               0.91
 11/2/2017                                                               0.92
 11/3/2017                                                               0.93
 11/6/2017                                                               0.93
 11/7/2017                                                               0.94
 11/8/2017                                                               0.95
 11/9/2017                                                               0.96
11/10/2017                                                               0.96
11/13/2017                                                               0.96
11/14/2017                                                               0.96
11/15/2017                                                               0.98
11/16/2017                                                               0.97
11/17/2017                                                               0.97
11/20/2017                                                               0.96
11/21/2017                                                               0.94
11/22/2017                                                               0.94
11/24/2017                                                               0.94
11/27/2017                                                               0.94
11/28/2017                                                               0.93
11/29/2017                                                               0.93
11/30/2017                                                               0.92
 12/1/2017                                                               0.93
 12/4/2017                                                               0.92
 12/5/2017                                                               0.91
 12/6/2017                                                               0.92
 12/7/2017                                                               0.92
 12/8/2017                                                               0.92
12/11/2017                                                               0.92
12/12/2017                                                               0.91
12/13/2017                                                               0.91
12/14/2017                                                               0.91
12/15/2017                                                               0.91
12/18/2017                                                               0.90
12/19/2017                                                               0.90
12/20/2017                                                               0.90
12/21/2017                                                               0.89
12/22/2017                                                               0.89
12/26/2017                                                               0.89
12/27/2017                                                               0.89
12/28/2017                                                               0.89
12/29/2017                                                               0.89
  1/2/2018                                                               0.90
  1/3/2018                                                               0.89
  1/4/2018                                                               0.89
  1/5/2018                                                               0.89
  1/8/2018                                                               0.88
  1/9/2018                                                               0.87
 1/10/2018                                                               0.86
 1/11/2018                                                               0.86
 1/12/2018                                                               0.86
 1/16/2018                                                               0.85
 1/17/2018                                                               0.85
 1/18/2018                                                               0.85
 1/19/2018                                                               0.86
 1/22/2018                                                               0.85
 1/23/2018                                                               0.85
 1/24/2018                                                               0.85
 1/25/2018                                                               0.84
 1/26/2018                                                               0.83
 1/29/2018                                                               0.82
 1/30/2018                                                               0.82
 1/31/2018                                                               0.82
  2/1/2018                                                               0.81
  2/2/2018                                                               0.81
  2/5/2018                                                               0.82
  2/6/2018                                                               0.84
  2/7/2018                                                               0.83
  2/8/2018                                                               0.84
  2/9/2018                                                               0.88
 2/12/2018                                                               0.88
 2/13/2018                                                               0.91
 2/14/2018                                                               0.89
 2/15/2018                                                               0.88
 2/16/2018                                                               0.88
 2/20/2018                                                               0.89
 2/21/2018                                                               0.88
 2/22/2018                                                               0.89
 2/23/2018                                                               0.90
 2/26/2018                                                               0.90
 2/27/2018                                                               0.90
 2/28/2018                                                               0.91
  3/1/2018                                                               0.94
  3/2/2018                                                               0.95
  3/5/2018                                                               0.94
  3/6/2018                                                               0.93
  3/7/2018                                                               0.94
  3/8/2018                                                               0.95
  3/9/2018                                                               0.95
 3/12/2018                                                               0.97
 3/13/2018                                                               0.97
 3/14/2018                                                               0.99
 3/15/2018                                                               0.99
 3/16/2018                                                               0.98
 3/19/2018                                                               0.99
 3/20/2018                                                               0.99
 3/21/2018                                                               1.00
 3/22/2018                                                               1.02
 3/23/2018                                                               1.04
 3/26/2018                                                               1.03
 3/27/2018                                                               1.03
 3/28/2018                                                               1.03
 3/29/2018                                                               1.03
 3/30/2018                                                               1.03
  4/2/2018                                                               1.04
  4/3/2018                                                               1.03
  4/4/2018                                                               1.02
  4/5/2018                                                               1.01
  4/6/2018                                                               1.02
  4/9/2018                                                               1.02
 4/10/2018                                                               1.01
 4/11/2018                                                               1.01
 4/12/2018                                                               1.00
 4/13/2018                                                               1.00
 4/16/2018                                                               0.99
 4/17/2018                                                               0.99
 4/18/2018                                                               0.99
 4/19/2018                                                               1.00
 4/20/2018                                                               0.99
 4/23/2018                                                               1.00
 4/24/2018                                                               1.00
 4/25/2018                                                               1.01
 4/26/2018                                                               1.02
 4/27/2018                                                               1.02
 4/30/2018                                                               1.02
  5/1/2018                                                               1.04
  5/2/2018                                                               1.04
  5/3/2018                                                               1.05
  5/4/2018                                                               1.06
  5/7/2018                                                               1.06
  5/8/2018                                                               1.06
  5/9/2018                                                               1.05
 5/10/2018                                                               1.05
 5/11/2018                                                               1.03
 5/14/2018                                                               1.02
 5/15/2018                                                               1.03
 5/16/2018                                                               1.02
 5/17/2018                                                               1.03
 5/18/2018                                                               1.03
 5/21/2018                                                               1.03
 5/22/2018                                                               1.03
 5/23/2018                                                               1.03
 5/24/2018                                                               1.04
 5/25/2018                                                               1.05
 5/29/2018                                                               1.08
 5/30/2018                                                               1.09
 5/31/2018                                                               1.09
  6/1/2018                                                               1.09
  6/4/2018                                                               1.08
  6/5/2018                                                               1.09
  6/6/2018                                                               1.09
  6/7/2018                                                               1.09
  6/8/2018                                                               1.10
 6/11/2018                                                               1.10
 6/12/2018                                                               1.09
 6/13/2018                                                               1.09
 6/14/2018                                                               1.09
 6/15/2018                                                               1.10
 6/18/2018                                                               1.11
 6/19/2018                                                               1.12
 6/20/2018                                                               1.12
 6/21/2018                                                               1.15
 6/22/2018                                                               1.15
 6/25/2018                                                               1.17
 6/26/2018                                                               1.16
 6/27/2018                                                               1.17
 6/28/2018                                                               1.17
 6/29/2018                                                               1.16
  7/2/2018                                                               1.17
  7/3/2018                                                               1.16
  7/5/2018                                                               1.15
  7/6/2018                                                               1.15
  7/9/2018                                                               1.13
 7/10/2018                                                               1.12
 7/11/2018                                                               1.12
 7/12/2018                                                               1.12
 7/13/2018                                                               1.11
 7/16/2018                                                               1.10
 7/17/2018                                                               1.11
 7/18/2018                                                               1.10
 7/19/2018                                                               1.10
 7/20/2018                                                               1.10
 7/23/2018                                                               1.08
 7/24/2018                                                               1.07
 7/25/2018                                                               1.06
 7/26/2018                                                               1.04
 7/27/2018                                                               1.03
 7/30/2018                                                               1.03
 7/31/2018                                                               1.03

                                 [END CHART]

    Lower-rated credits outperformed higher-rated credits during the reporting period. Credit spreads on BBB-rated bonds widened by eight basis points, while credit spreads on both AAA- and AA-rated bonds narrowed by one basis point. High-yield credit spreads tightened by 16 basis points.

o HOW DID THE USAA INTERMEDIATE-TERM BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has four share classes: Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares. For the reporting period ended

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    July 31, 2018, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares had total returns of -0.03%, 0.04%, -0.31%, and 0.12%, respectively. This compares to returns of -0.80% for the Bloomberg Barclays U.S. Aggregate Bond Index (the Index) and -0.34% for the Lipper Core Plus Bond Funds Index. At the same time, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares provided a one-year dividend yield of 3.56%, 3.63%, 3.28%, and 3.81%, respectively, compared to 2.71% for the Lipper Core Plus Bond Funds Average.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    During the reporting period, we continued to adhere to our disciplined investment process, building the portfolio bond-by-bond. We seek investments where our fundamental understanding of the credit risk is different than the markets, working with our team of analysts to evaluate each potential investment individually, rather than on the basis of thematic trends. In keeping with our approach, we did not try to anticipate interest-rate movements during the reporting period. Instead, we sought to manage the Fund's sensitivity to interest rates by maintaining a duration position that was relatively consistent with the Lipper peer group. (Duration is a measure of a portfolio's interest-rate sensitivity.) As of July 31, 2018, the Fund's SEC yield was 3.70%. This compares to an SEC yield of 2.98% on July 31, 2017.

    Relative to the Index, the Fund benefited from its allocation to, and our selection of, corporate bonds. In particular, the Fund's portfolio's overweight positions in energy, real estate investment trusts, and industrials benefited performance. Bond selection, especially within the banking, insurance, utilities, and energy sectors, also contributed positively to the

    Refer to page 9 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

4  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    Fund's performance. The Fund's strongest-performing investments during the reporting period were its holdings of junior subordinated debt. An underweight in U.S. Treasury securities, which generated weaker returns than the Index, bolstered performance. Overall, shifting interest rates had a small impact on the Fund's relative performance results. This is keeping with our focus on generating income from the Fund's portfolio of bonds.
    Over time, the income produced by the Fund accounts for the majority of its long-term return.

    During the reporting period, we continued to seek relative values across the fixed income market, finding a number of opportunities within corporate credit and among asset-backed securities and floating-rate debt obligations (including bank loans, bonds, and asset-based floating-rate notes). We consider floating-rate obligations attractive in a rising interest rate environment.

    Our analysts continued to analyze and monitor every holding in the portfolio. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the positions we take in any one issuer.

    Thank you for allowing us to help you with your investment needs.

    Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA INTERMEDIATE-TERM BOND FUND SHARES (FUND SHARES)
(Ticker Symbol: USIBX)

--------------------------------------------------------------------------------
                                                7/31/18            7/31/17
--------------------------------------------------------------------------------
Net Assets                                    $1.9 Billion       $1.9 Billion
Net Asset Value Per Share                        $10.33             $10.70
Dollar-Weighted Average
  Portfolio Maturity(+)                        7.5 Years          7.5 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
    1 YEAR                            5 YEARS                         10 YEARS
    -0.03%                             3.16%                            5.94%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 7/31/18              EXPENSE RATIO AS OF 7/31/17**
--------------------------------------------------------------------------------
                3.70%                                        0.63%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED JULY 31, 2018

--------------------------------------------------------------------------------
             TOTAL RETURN      =       DIVIDEND RETURN       +      PRICE CHANGE
--------------------------------------------------------------------------------
10 YEARS        5.94%          =            4.87%            +         1.07%
5 YEARS         3.16%          =            3.92%            +        -0.76%
1 YEAR         -0.03%          =            3.43%            +        -3.46%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR ONE-YEAR PERIODS ENDED JULY 31, 2009-JULY 31, 2018

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                       TOTAL RETURN         DIVIDEND RETURN     CHANGE IN SHARE PRICE
7/31/2009                  2.71%                 6.89%               -4.18%
7/31/2010                 20.30%                 6.97%               13.33%
7/31/2011                 10.44%                 5.70%                4.74%
7/31/2012                  7.27%                 5.29%                1.98%
7/31/2013                  4.08%                 4.43%               -0.35%
7/31/2014                  6.37%                 4.38%                1.99%
7/31/2015                  0.58%                 3.91%               -3.33%
7/31/2016                  5.55%                 4.32%                1.23%
7/31/2017                 -0.03%                 3.61%               -0.09%
7/31/2018                 -0.03%                 3.43%               -3.46%

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                   USAA                                                            BLOOMBERG
                             INTERMEDIATE-TERM                  LIPPER CORE                      BARCLAYS U.S.
                                 BOND FUND                       PLUS BOND                      AGGREGATE BOND
                                  SHARES                        FUNDS INDEX                         INDEX
 7/31/2008                     $10,000.00                       $10,000.00                        $10,000.00
 8/31/2008                       9,999.00                        10,036.10                         10,094.91
 9/30/2008                       9,605.00                         9,731.64                          9,959.32
10/31/2008                       8,941.00                         9,359.44                          9,724.23
11/30/2008                       8,770.00                         9,434.32                         10,040.76
12/31/2008                       8,671.00                         9,790.29                         10,415.37
 1/31/2009                       8,702.00                         9,778.71                         10,323.47
 2/28/2009                       8,645.00                         9,661.52                         10,284.50
 3/31/2009                       8,821.00                         9,816.67                         10,427.47
 4/30/2009                       9,032.00                        10,041.64                         10,477.33
 5/31/2009                       9,642.00                        10,321.43                         10,553.32
 6/30/2009                       9,917.00                        10,460.15                         10,613.35
 7/31/2009                      10,275.00                        10,784.32                         10,784.54
 8/31/2009                      10,603.00                        10,942.51                         10,896.20
 9/30/2009                      10,950.00                        11,153.41                         11,010.67
10/31/2009                      11,149.00                        11,267.21                         11,065.03
11/30/2009                      11,307.00                        11,399.33                         11,208.29
12/31/2009                      11,347.00                        11,334.55                         11,033.08
 1/31/2010                      11,669.00                        11,538.59                         11,201.62
 2/28/2010                      11,750.00                        11,588.80                         11,243.46
 3/31/2010                      11,929.00                        11,656.81                         11,229.63
 4/30/2010                      12,158.00                        11,820.62                         11,346.53
 5/31/2010                      12,020.00                        11,806.26                         11,442.01
 6/30/2010                      12,129.00                        11,983.27                         11,621.43
 7/31/2010                      12,358.00                        12,170.34                         11,745.42
 8/31/2010                      12,570.00                        12,337.17                         11,896.56
 9/30/2010                      12,751.00                        12,424.92                         11,909.23
10/31/2010                      12,941.00                        12,512.64                         11,951.64
11/30/2010                      12,909.00                        12,417.61                         11,882.95
12/31/2010                      12,873.00                        12,347.18                         11,754.80
 1/31/2011                      13,038.00                        12,409.07                         11,768.49
 2/28/2011                      13,147.00                        12,489.13                         11,797.92
 3/31/2011                      13,208.00                        12,504.40                         11,804.44
 4/30/2011                      13,422.00                        12,694.12                         11,954.29
 5/31/2011                      13,581.00                        12,818.05                         12,110.29
 6/30/2011                      13,473.00                        12,749.24                         12,074.84
 7/31/2011                      13,646.00                        12,927.91                         12,266.44
 8/31/2011                      13,513.00                        12,934.46                         12,445.65
 9/30/2011                      13,395.00                        12,860.62                         12,536.19
10/31/2011                      13,583.00                        13,011.66                         12,549.66
11/30/2011                      13,523.00                        12,915.67                         12,538.77
12/31/2011                      13,690.00                        13,090.53                         12,676.58
 1/31/2012                      13,941.00                        13,327.58                         12,787.89
 2/29/2012                      14,065.00                        13,407.18                         12,784.95
 3/31/2012                      14,098.00                        13,380.02                         12,714.90
 4/30/2012                      14,234.00                        13,524.82                         12,855.86
 5/31/2012                      14,267.00                        13,587.06                         12,972.19
 6/30/2012                      14,341.00                        13,655.32                         12,977.27
 7/31/2012                      14,639.00                        13,893.31                         13,156.27
 8/31/2012                      14,758.00                        13,964.41                         13,164.87
 9/30/2012                      14,903.00                        14,067.26                         13,182.99
10/31/2012                      15,106.00                        14,136.74                         13,208.92
11/30/2012                      15,183.00                        14,185.32                         13,229.76
12/31/2012                      15,224.00                        14,214.58                         13,210.92
 1/31/2013                      15,277.00                        14,190.26                         13,118.52
 2/28/2013                      15,403.00                        14,262.01                         13,184.28
 3/31/2013                      15,487.00                        14,305.85                         13,194.81
 4/30/2013                      15,694.00                        14,479.29                         13,328.32
 5/31/2013                      15,527.00                        14,232.17                         13,090.52
 6/30/2013                      15,140.00                        13,903.98                         12,888.02
 7/31/2013                      15,237.00                        13,960.00                         12,905.64
 8/31/2013                      15,155.00                        13,849.06                         12,839.68
 9/30/2013                      15,234.00                        14,018.47                         12,961.23
10/31/2013                      15,432.00                        14,193.04                         13,066.02
11/30/2013                      15,446.00                        14,170.77                         13,017.10
12/31/2013                      15,422.00                        14,103.86                         12,943.54
 1/31/2014                      15,652.00                        14,299.28                         13,134.78
 2/28/2014                      15,780.00                        14,420.50                         13,204.62
 3/31/2014                      15,831.00                        14,413.21                         13,182.13
 4/30/2014                      15,987.00                        14,528.42                         13,293.37
 5/31/2014                      16,145.00                        14,700.99                         13,444.71
 6/30/2014                      16,198.00                        14,733.90                         13,451.66
 7/31/2014                      16,207.00                        14,700.37                         13,417.93
 8/31/2014                      16,338.00                        14,837.39                         13,566.05
 9/30/2014                      16,242.00                        14,739.74                         13,473.94
10/31/2014                      16,314.00                        14,860.86                         13,606.38
11/30/2014                      16,381.00                        14,941.33                         13,702.91
12/31/2014                      16,309.00                        14,896.74                         13,715.75
 1/31/2015                      16,542.00                        15,188.10                         14,003.34
 2/28/2015                      16,490.00                        15,123.45                         13,871.69
 3/31/2015                      16,527.00                        15,152.37                         13,936.08
 4/30/2015                      16,520.00                        15,128.07                         13,886.08
 5/31/2015                      16,482.00                        15,098.81                         13,852.63
 6/30/2015                      16,293.00                        14,929.76                         13,701.57
 7/31/2015                      16,303.00                        15,013.44                         13,796.84
 8/31/2015                      16,155.00                        14,920.71                         13,776.99
 9/30/2015                      16,167.00                        14,908.09                         13,870.18
10/31/2015                      16,222.00                        14,991.40                         13,872.55
11/30/2015                      16,137.00                        14,939.83                         13,835.87
12/31/2015                      15,935.00                        14,828.73                         13,791.18
 1/31/2016                      15,984.00                        14,932.90                         13,980.92
 2/29/2016                      16,039.00                        14,964.90                         14,080.12
 3/31/2016                      16,364.00                        15,208.59                         14,209.27
 4/30/2016                      16,596.00                        15,344.18                         14,263.85
 5/31/2016                      16,665.00                        15,359.09                         14,267.50
 6/30/2016                      16,976.00                        15,606.18                         14,523.86
 7/31/2016                      17,205.00                        15,773.57                         14,615.68
 8/31/2016                      17,308.00                        15,804.21                         14,598.99
 9/30/2016                      17,364.00                        15,821.66                         14,590.40
10/31/2016                      17,296.00                        15,739.58                         14,478.80
11/30/2016                      16,910.00                        15,395.72                         14,136.35
12/31/2016                      16,998.00                        15,450.57                         14,156.26
 1/31/2017                      17,127.00                        15,531.51                         14,184.05
 2/28/2017                      17,308.00                        15,657.63                         14,279.39
 3/31/2017                      17,314.00                        15,664.16                         14,271.87
 4/30/2017                      17,490.00                        15,795.65                         14,382.03
 5/31/2017                      17,674.00                        15,919.39                         14,492.70
 6/30/2017                      17,682.00                        15,924.06                         14,478.16
 7/31/2017                      17,811.00                        16,015.60                         14,540.47
 8/31/2017                      17,963.00                        16,163.20                         14,670.84
 9/30/2017                      17,916.00                        16,106.77                         14,601.00
10/31/2017                      17,980.00                        16,119.18                         14,609.45
11/30/2017                      17,930.00                        16,100.05                         14,590.68
12/31/2017                      18,000.00                        16,165.05                         14,657.66
 1/31/2018                      17,897.00                        16,037.81                         14,488.83
 2/28/2018                      17,745.00                        15,896.70                         14,351.52
 3/31/2018                      17,800.00                        15,967.21                         14,443.56
 4/30/2018                      17,697.00                        15,858.89                         14,336.12
 5/31/2018                      17,767.00                        15,929.72                         14,438.40
 6/30/2018                      17,738.00                        15,921.61                         14,420.64
 7/31/2018                      17,806.00                        15,961.07                         14,424.08

                                   [END CHART]

                     Data from 7/31/08 through 7/31/18.

                     See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

The graph on page 8 illustrates the comparison of a $10,000 hypothetical investment in the USAA Intermediate-Term Bond Fund Shares to the following benchmarks:

o The Lipper Core Plus Bond Funds Index measures performance of funds primarily invested in domestic investment-grade debt issues (rated in the top four grades), with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market, and with dollar-weighted average maturities of five to ten years.

o The unmanaged Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                   o 12-MONTH DIVIDEND YIELD COMPARISON o

                [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                  USAA                         LIPPER CORE
                            INTERMEDIATE-TERM                   PLUS BOND
                                BOND FUND                         FUNDS
                                 SHARES                          AVERAGE
7/31/2009                         6.47%                           4.66%
7/31/2010                         5.77%                           3.86%
7/31/2011                         5.23%                           3.24%
7/31/2012                         4.93%                           2.85%
7/31/2013                         4.46%                           2.57%
7/31/2014                         4.15%                           2.74%
7/31/2015                         4.06%                           2.85%
7/31/2016                         3.95%                           2.76%
7/31/2017                         3.53%                           2.56%
7/31/2018                         3.56%                           2.71%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 7/31/09 through 7/31/18.

The Lipper Core Plus Bond Funds Average is the average performance level of all investment-grade debt funds, as reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

10  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

USAA INTERMEDIATE-TERM BOND FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIITX)

--------------------------------------------------------------------------------
                                            7/31/18                   7/31/17
--------------------------------------------------------------------------------
Net Assets                               $2.0 Billion              $2.0 Billion
Net Asset Value Per Share                   $10.33                    $10.70

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
    1 YEAR                     5 YEARS                  SINCE INCEPTION 8/01/08
    0.04%                       3.25%                           6.06%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 7/31/18               EXPENSE RATIO AS OF 7/31/17**
--------------------------------------------------------------------------------
                3.77%                                         0.56%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                     USAA
                              INTERMEDIATE-TERM                                                     BLOOMBERG
                                  BOND FUND                       LIPPER CORE                      BARCLAYS U.S.
                                INSTITUTIONAL                      PLUS BOND                        AGGREGATE
                                   SHARES                         FUNDS INDEX                       BOND INDEX
 7/31/2008                       $10,000.00                        $10,000.00                       $10,000.00
 8/31/2008                         9,996.00                         10,036.10                        10,094.91
 9/30/2008                         9,603.00                          9,731.64                         9,959.32
10/31/2008                         8,941.00                          9,359.44                         9,724.23
11/30/2008                         8,771.00                          9,434.32                        10,040.76
12/31/2008                         8,674.00                          9,790.29                        10,415.37
 1/31/2009                         8,707.00                          9,778.71                        10,323.47
 2/28/2009                         8,650.00                          9,661.52                        10,284.50
 3/31/2009                         8,828.00                          9,816.67                        10,427.47
 4/30/2009                         9,041.00                         10,041.64                        10,477.33
 5/31/2009                         9,653.00                         10,321.43                        10,553.32
 6/30/2009                         9,929.00                         10,460.15                        10,613.35
 7/31/2009                        10,290.00                         10,784.32                        10,784.54
 8/31/2009                        10,620.00                         10,942.51                        10,896.20
 9/30/2009                        10,969.00                         11,153.41                        11,010.67
10/31/2009                        11,170.00                         11,267.21                        11,065.03
11/30/2009                        11,330.00                         11,399.33                        11,208.29
12/31/2009                        11,372.00                         11,334.55                        11,033.08
 1/31/2010                        11,697.00                         11,538.59                        11,201.62
 2/28/2010                        11,780.00                         11,588.80                        11,243.46
 3/31/2010                        11,949.00                         11,656.81                        11,229.63
 4/30/2010                        12,193.00                         11,820.62                        11,346.53
 5/31/2010                        12,056.00                         11,806.26                        11,442.01
 6/30/2010                        12,167.00                         11,983.27                        11,621.43
 7/31/2010                        12,399.00                         12,170.34                        11,745.42
 8/31/2010                        12,614.00                         12,337.17                        11,896.56
 9/30/2010                        12,798.00                         12,424.92                        11,909.23
10/31/2010                        12,992.00                         12,512.64                        11,951.64
11/30/2010                        12,961.00                         12,417.61                        11,882.95
12/31/2010                        12,927.00                         12,347.18                        11,754.80
 1/31/2011                        13,096.00                         12,409.07                        11,768.49
 2/28/2011                        13,207.00                         12,489.13                        11,797.92
 3/31/2011                        13,271.00                         12,504.40                        11,804.44
 4/30/2011                        13,475.00                         12,694.12                        11,954.29
 5/31/2011                        13,649.00                         12,818.05                        12,110.29
 6/30/2011                        13,543.00                         12,749.24                        12,074.84
 7/31/2011                        13,719.00                         12,927.91                        12,266.44
 8/31/2011                        13,587.00                         12,934.46                        12,445.65
 9/30/2011                        13,470.00                         12,860.62                        12,536.19
10/31/2011                        13,659.00                         13,011.66                        12,549.66
11/30/2011                        13,601.00                         12,915.67                        12,538.77
12/31/2011                        13,769.00                         13,090.53                        12,676.58
 1/31/2012                        14,022.00                         13,327.58                        12,787.89
 2/29/2012                        14,149.00                         13,407.18                        12,784.95
 3/31/2012                        14,183.00                         13,380.02                        12,714.90
 4/30/2012                        14,320.00                         13,524.82                        12,855.86
 5/31/2012                        14,354.00                         13,587.06                        12,972.19
 6/30/2012                        14,429.00                         13,655.32                        12,977.27
 7/31/2012                        14,731.00                         13,893.31                        13,156.27
 8/31/2012                        14,852.00                         13,964.41                        13,164.87
 9/30/2012                        14,999.00                         14,067.26                        13,182.99
10/31/2012                        15,204.00                         14,136.74                        13,208.92
11/30/2012                        15,283.00                         14,185.32                        13,229.76
12/31/2012                        15,324.00                         14,214.58                        13,210.92
 1/31/2013                        15,380.00                         14,190.26                        13,118.52
 2/28/2013                        15,508.00                         14,262.01                        13,184.28
 3/31/2013                        15,595.00                         14,305.85                        13,194.81
 4/30/2013                        15,805.00                         14,479.29                        13,328.32
 5/31/2013                        15,634.00                         14,232.17                        13,090.52
 6/30/2013                        15,263.00                         13,903.98                        12,888.02
 7/31/2013                        15,347.00                         13,960.00                        12,905.64
 8/31/2013                        15,262.00                         13,849.06                        12,839.68
 9/30/2013                        15,361.00                         14,018.47                        12,961.23
10/31/2013                        15,547.00                         14,193.04                        13,066.02
11/30/2013                        15,563.00                         14,170.77                        13,017.10
12/31/2013                        15,540.00                         14,103.86                        12,943.54
 1/31/2014                        15,769.00                         14,299.28                        13,134.78
 2/28/2014                        15,900.00                         14,420.50                        13,204.62
 3/31/2014                        15,957.00                         14,413.21                        13,182.13
 4/30/2014                        16,117.00                         14,528.42                        13,293.37
 5/31/2014                        16,276.00                         14,700.99                        13,444.71
 6/30/2014                        16,347.00                         14,733.90                        13,451.66
 7/31/2014                        16,343.00                         14,700.37                        13,417.93
 8/31/2014                        16,474.00                         14,837.39                        13,566.05
 9/30/2014                        16,381.00                         14,739.74                        13,473.94
10/31/2014                        16,452.00                         14,860.86                        13,606.38
11/30/2014                        16,524.00                         14,941.33                        13,702.91
12/31/2014                        16,451.00                         14,896.74                        13,715.75
 1/31/2015                        16,688.00                         15,188.10                        14,003.34
 2/28/2015                        16,636.00                         15,123.45                        13,871.69
 3/31/2015                        16,677.00                         15,152.37                        13,936.08
 4/30/2015                        16,671.00                         15,128.07                        13,886.08
 5/31/2015                        16,634.00                         15,098.81                        13,852.63
 6/30/2015                        16,445.00                         14,929.76                        13,701.57
 7/31/2015                        16,453.00                         15,013.44                        13,796.84
 8/31/2015                        16,308.00                         14,920.71                        13,776.99
 9/30/2015                        16,321.00                         14,908.09                        13,870.18
10/31/2015                        16,377.00                         14,991.40                        13,872.55
11/30/2015                        16,294.00                         14,939.83                        13,835.87
12/31/2015                        16,085.00                         14,828.73                        13,791.18
 1/31/2016                        16,141.00                         14,932.90                        13,980.92
 2/29/2016                        16,198.00                         14,964.90                        14,080.12
 3/31/2016                        16,528.00                         15,208.59                        14,209.27
 4/30/2016                        16,761.00                         15,344.18                        14,263.85
 5/31/2016                        16,833.00                         15,359.09                        14,267.50
 6/30/2016                        17,163.00                         15,606.18                        14,523.86
 7/31/2016                        17,395.00                         15,773.57                        14,615.68
 8/31/2016                        17,499.00                         15,804.21                        14,598.99
 9/30/2016                        17,540.00                         15,821.66                        14,590.40
10/31/2016                        17,474.00                         15,739.58                        14,478.80
11/30/2016                        17,086.00                         15,395.72                        14,136.35
12/31/2016                        17,192.00                         15,450.57                        14,156.26
 1/31/2017                        17,323.00                         15,531.51                        14,184.05
 2/28/2017                        17,492.00                         15,657.63                        14,279.39
 3/31/2017                        17,499.00                         15,664.16                        14,271.87
 4/30/2017                        17,695.00                         15,795.65                        14,382.03
 5/31/2017                        17,865.00                         15,919.39                        14,492.70
 6/30/2017                        17,874.00                         15,924.06                        14,478.16
 7/31/2017                        18,005.00                         16,015.60                        14,540.47
 8/31/2017                        18,159.00                         16,163.20                        14,670.84
 9/30/2017                        18,113.00                         16,106.77                        14,601.00
10/31/2017                        18,179.00                         16,119.18                        14,609.45
11/30/2017                        18,129.00                         16,100.05                        14,590.68
12/31/2017                        18,201.00                         16,165.05                        14,657.66
 1/31/2018                        18,097.00                         16,037.81                        14,488.83
 2/28/2018                        17,945.00                         15,896.70                        14,351.52
 3/31/2018                        18,002.00                         15,967.21                        14,443.56
 4/30/2018                        17,898.00                         15,858.89                        14,336.12
 5/31/2018                        17,970.00                         15,929.72                        14,438.40
 6/30/2018                        17,942.00                         15,921.61                        14,420.64
 7/31/2018                        18,012.00                         15,961.07                        14,424.08

                                   [END CHART]

                     Data from 7/31/08 through 7/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Intermediate-Term Bond Fund Institutional Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

*The performance of Lipper Core Plus Bond Funds Index and the Bloomberg Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

12  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                   o 12-MONTH DIVIDEND YIELD COMPARISON o

                [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                    USAA
                              INTERMEDIATE-TERM
                                  BOND FUND                        LIPPER CORE
                                INSTITUTIONAL                       PLUS BOND
                                   SHARES                         FUNDS AVERAGE
7/31/2010                           5.95%                             3.86%
7/31/2011                           5.43%                             3.24%
7/31/2012                           5.02%                             2.85%
7/31/2013                           4.55%                             2.57%
7/31/2014                           4.26%                             2.74%
7/31/2015                           4.17%                             2.85%
7/31/2016                           4.01%                             2.76%
7/31/2017                           3.61%                             2.56%
7/31/2018                           3.63%                             2.71%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 7/31/10 through 7/31/17.

The Lipper Core Plus Bond Funds Average is the average performance level of all investment-grade debt funds, as reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

USAA INTERMEDIATE-TERM BOND FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UITBX)

--------------------------------------------------------------------------------
                                            7/31/18                  7/31/17
--------------------------------------------------------------------------------
Net Assets                               $53.3 Million            $74.4 Million
Net Asset Value Per Share                    $10.32                  $10.69

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
    1 YEAR                    5 YEARS                SINCE INCEPTION 8/01/10
    -0.31%                     2.91%                          4.39%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 7/31/18            EXPENSE RATIO AS OF 7/31/17**
--------------------------------------------------------------------------------
                3.65%                                      0.87%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

14  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                      USAA
                                INTERMEDIATE-TERM                   LIPPER CORE                  BLOOMBERG BARCLAYS
                                    BOND FUND                        PLUS BOND                     U.S. AGGREGATE
                                 ADVISER SHARES                     FUNDS INDEX                      BOND INDEX
 7/31/2010                         $10,000.00                        $10,000.00                      $10,000.00
 8/31/2010                          10,168.00                         10,137.08                       10,128.68
 9/30/2010                          10,322.00                         10,209.18                       10,139.47
10/31/2010                          10,474.00                         10,281.26                       10,175.57
11/30/2010                          10,445.00                         10,203.18                       10,117.09
12/31/2010                          10,403.00                         10,145.30                       10,007.99
 1/31/2011                          10,534.00                         10,196.16                       10,019.64
 2/28/2011                          10,629.00                         10,261.94                       10,044.70
 3/31/2011                          10,666.00                         10,274.49                       10,050.25
 4/30/2011                          10,836.00                         10,430.38                       10,177.83
 5/31/2011                          10,962.00                         10,532.21                       10,310.65
 6/30/2011                          10,883.00                         10,475.67                       10,280.46
 7/31/2011                          11,019.00                         10,622.47                       10,443.59
 8/31/2011                          10,898.00                         10,627.86                       10,596.17
 9/30/2011                          10,801.00                         10,567.18                       10,673.26
10/31/2011                          10,949.00                         10,691.29                       10,684.72
11/30/2011                          10,909.00                         10,612.41                       10,675.45
12/31/2011                          11,040.00                         10,756.09                       10,792.78
 1/31/2012                          11,240.00                         10,950.87                       10,887.55
 2/29/2012                          11,327.00                         11,016.28                       10,885.05
 3/31/2012                          11,351.00                         10,993.96                       10,825.41
 4/30/2012                          11,468.00                         11,112.94                       10,945.43
 5/31/2012                          11,492.00                         11,164.08                       11,044.46
 6/30/2012                          11,538.00                         11,220.16                       11,048.79
 7/31/2012                          11,775.00                         11,415.72                       11,201.19
 8/31/2012                          11,867.00                         11,474.14                       11,208.51
 9/30/2012                          11,982.00                         11,558.64                       11,223.94
10/31/2012                          12,142.00                         11,615.74                       11,246.01
11/30/2012                          12,212.00                         11,655.65                       11,263.76
12/31/2012                          12,241.00                         11,679.69                       11,247.72
 1/31/2013                          12,270.00                         11,659.71                       11,169.05
 2/28/2013                          12,380.00                         11,718.66                       11,225.03
 3/31/2013                          12,444.00                         11,754.69                       11,234.00
 4/30/2013                          12,596.00                         11,897.20                       11,347.67
 5/31/2013                          12,456.00                         11,694.15                       11,145.21
 6/30/2013                          12,157.00                         11,424.49                       10,972.81
 7/31/2013                          12,219.00                         11,470.51                       10,987.81
 8/31/2013                          12,148.00                         11,379.36                       10,931.64
 9/30/2013                          12,222.00                         11,518.56                       11,035.13
10/31/2013                          12,378.00                         11,661.99                       11,124.35
11/30/2013                          12,386.00                         11,643.70                       11,082.70
12/31/2013                          12,353.00                         11,588.72                       11,020.07
 1/31/2014                          12,531.00                         11,749.28                       11,182.90
 2/28/2014                          12,643.00                         11,848.89                       11,242.35
 3/31/2014                          12,673.00                         11,842.90                       11,223.21
 4/30/2014                          12,795.00                         11,937.56                       11,317.91
 5/31/2014                          12,918.00                         12,079.36                       11,446.77
 6/30/2014                          12,970.00                         12,106.40                       11,452.69
 7/31/2014                          12,963.00                         12,078.85                       11,423.96
 8/31/2014                          13,075.00                         12,191.44                       11,550.08
 9/30/2014                          12,987.00                         12,111.20                       11,471.65
10/31/2014                          13,051.00                         12,210.72                       11,584.41
11/30/2014                          13,093.00                         12,276.84                       11,666.59
12/31/2014                          13,044.00                         12,240.21                       11,677.53
 1/31/2015                          13,216.00                         12,479.61                       11,922.38
 2/28/2015                          13,172.00                         12,426.48                       11,810.29
 3/31/2015                          13,201.00                         12,450.25                       11,865.12
 4/30/2015                          13,193.00                         12,430.28                       11,822.55
 5/31/2015                          13,173.00                         12,406.24                       11,794.07
 6/30/2015                          13,007.00                         12,267.34                       11,665.46
 7/31/2015                          13,022.00                         12,336.09                       11,746.57
 8/31/2015                          12,904.00                         12,259.90                       11,729.67
 9/30/2015                          12,899.00                         12,249.53                       11,809.01
10/31/2015                          12,939.00                         12,317.98                       11,811.02
11/30/2015                          12,882.00                         12,275.61                       11,779.80
12/31/2015                          12,714.00                         12,184.32                       11,741.75
 1/31/2016                          12,742.00                         12,269.92                       11,903.29
 2/29/2016                          12,783.00                         12,296.21                       11,987.75
 3/31/2016                          13,040.00                         12,496.44                       12,097.71
 4/30/2016                          13,220.00                         12,607.86                       12,144.18
 5/31/2016                          13,273.00                         12,620.10                       12,147.29
 6/30/2016                          13,530.00                         12,823.13                       12,365.55
 7/31/2016                          13,698.00                         12,960.67                       12,443.73
 8/31/2016                          13,777.00                         12,985.85                       12,429.52
 9/30/2016                          13,819.00                         13,000.19                       12,422.20
10/31/2016                          13,763.00                         12,932.74                       12,327.19
11/30/2016                          13,453.00                         12,650.20                       12,035.63
12/31/2016                          13,520.00                         12,695.27                       12,052.58
 1/31/2017                          13,619.00                         12,761.78                       12,076.24
 2/28/2017                          13,762.00                         12,865.40                       12,157.41
 3/31/2017                          13,763.00                         12,870.77                       12,151.01
 4/30/2017                          13,901.00                         12,978.81                       12,244.80
 5/31/2017                          14,044.00                         13,080.49                       12,339.02
 6/30/2017                          14,047.00                         13,084.33                       12,326.64
 7/31/2017                          14,148.00                         13,159.54                       12,379.69
 8/31/2017                          14,252.00                         13,280.82                       12,490.68
 9/30/2017                          14,225.00                         13,234.45                       12,431.23
10/31/2017                          14,260.00                         13,244.65                       12,438.42
11/30/2017                          14,230.00                         13,228.93                       12,422.44
12/31/2017                          14,281.00                         13,282.34                       12,479.46
 1/31/2018                          14,196.00                         13,177.79                       12,335.73
 2/28/2018                          14,072.00                         13,061.84                       12,218.82
 3/31/2018                          14,098.00                         13,119.77                       12,297.18
 4/30/2018                          14,012.00                         13,030.77                       12,205.71
 5/31/2018                          14,078.00                         13,088.97                       12,292.79
 6/30/2018                          14,051.00                         13,082.31                       12,277.67
 7/31/2018                          14,105.00                         13,114.74                       12,280.60

                                   [END CHART]

                     Data from 7/31/10 to 7/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Intermediate-Term Bond Fund Adviser Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

*The performance of the Lipper Core Plus Bond Funds Index and the Bloomberg Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                   o 12-MONTH DIVIDEND YIELD COMPARISON o

                [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                 USAA
                           INTERMEDIATE-TERM                LIPPER CORE
                               BOND FUND                     PLUS BOND
                             ADVISER SHARES                FUNDS AVERAGE
7/31/2012                         4.65%                         2.85%
7/31/2013                         4.15%                         2.57%
7/31/2014                         3.88%                         2.74%
7/31/2015                         3.85%                         2.85%
7/31/2016                         3.71%                         2.76%
7/31/2017                         3.29%                         2.56%
7/31/2018                         3.28%                         2.71%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 7/31/12 through 7/31/18.

The Lipper Core Plus Bond Funds Average is the average performance level of all investment-grade debt funds, as reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

16  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

USAA INTERMEDIATE-TERM BOND FUND R6 SHARES* (R6 SHARES)
(Ticker Symbol: URIBX)

--------------------------------------------------------------------------------
                                            7/31/18                  7/31/17
--------------------------------------------------------------------------------
Net Assets                               $5.0 Million             $5.2 Million
Net Asset Value Per Share                   $10.33                   $10.71

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
    1 YEAR                                            SINCE INCEPTION 12/01/16
     0.12%                                                     3.52%

--------------------------------------------------------------------------------
                        30-DAY SEC YIELDS** AS OF 7/31/18
--------------------------------------------------------------------------------
    UNSUBSIDIZED         3.26%                        SUBSIDIZED         3.95%

--------------------------------------------------------------------------------
                           EXPENSE RATIOS AS OF 7/31/17***
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT         1.07%       AFTER REIMBURSEMENT         0.39%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The R6 Shares commenced operations on December 1, 2016.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through November 30, 2018, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the R6 Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.39% of the R6 Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2018. If the total annual operating expense ratio of the R6 Shares is lower than 0.39%, the R6 Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                           USAA INTERMEDIATE               LIPPER CORE              BLOOMBERG BARCLAYS
                            TERM BOND FUND                  PLUS BOND                U.S. AGGREGATE
                              R6 SHARES                    FUNDS INDEX                 BOND INDEX
 12/1/2016                    $10,000.00                   $10,000.00                  $10,000.00
12/31/2016                     10,082.00                    10,035.63                   10,014.09
 1/31/2017                     10,161.00                    10,088.20                   10,033.75
 2/28/2017                     10,270.00                    10,170.12                   10,101.19
 3/31/2017                     10,276.00                    10,174.36                   10,095.87
 4/30/2017                     10,383.00                    10,259.77                   10,173.79
 5/31/2017                     10,484.00                    10,340.14                   10,252.08
 6/30/2017                     10,501.00                    10,343.18                   10,241.79
 7/31/2017                     10,579.00                    10,402.63                   10,285.87
 8/31/2017                     10,661.00                    10,498.50                   10,378.09
 9/30/2017                     10,635.00                    10,461.85                   10,328.69
10/31/2017                     10,675.00                    10,469.91                   10,334.67
11/30/2017                     10,647.00                    10,457.49                   10,321.39
12/31/2017                     10,701.00                    10,499.70                   10,368.77
 1/31/2018                     10,632.00                    10,417.06                   10,249.34
 2/28/2018                     10,554.00                    10,325.40                   10,152.21
 3/31/2018                     10,579.00                    10,371.20                   10,217.32
 4/30/2018                     10,520.00                    10,300.84                   10,141.32
 5/31/2018                     10,564.00                    10,346.85                   10,213.67
 6/30/2018                     10,559.00                    10,341.59                   10,201.11
 7/31/2018                     10,591.00                    10,367.22                   10,203.54

                                   [END CHART]

                 Data from 11/30/16 through 7/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Intermediate-Term Bond Fund R6 Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

*The performance of the Lipper Core Plus Bond Funds Index and the Bloomberg Barclays U.S. Aggregate Bond Index is calculated from the end of the month, November 30, 2016, while the inception date of the R6 Shares is December 1, 2016. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

18  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                   o 12-MONTH DIVIDEND YIELD COMPARISON o

                [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                  USAA
                            INTERMEDIATE-TERM               LIPPER CORE
                                BOND FUND                    PLUS BOND
                                R6 SHARES                  FUNDS AVERAGE
7/31/2017                          N/A                          2.56
7/31/2018                         3.81                          2.71

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for period ending 7/31/18.

The Lipper Core Plus Bond Funds Average is the average performance level of all investment-grade debt funds, as reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  19

================================================================================

                       o PORTFOLIO RATINGS MIX - 7/31/18 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                       10.8%
AA                                                                         6.6%
A                                                                         22.2%
BBB                                                                       50.1%
BELOW INVESTMENT-GRADE                                                     8.3%
UNRATED                                                                    2.0%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Funds' investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Funds' securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

20  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                         o ASSET ALLOCATION* - 7/31/18 o

                         [PIE CHART OF ASSET ALLOCATION]

CORPORATE OBLIGATIONS                                                      58.7%
EURODOLLAR AND YANKEE OBLIGATIONS                                          19.9%
U.S. TREASURY SECURITIES                                                    4.9%
MUNICIPAL OBLIGATIONS                                                       4.5%
U.S. GOVERNMENT AGENCY ISSUES                                               3.4%
COMMERCIAL MORTGAGE SECURITIES                                              2.2%
PREFERRED STOCKS                                                            1.5%
ASSET-BACKED SECURITIES                                                     1.4%
COLLATERALIZED LOAN OBLIGATIONS                                             1.1%
MONEY MARKET INSTRUMENTS                                                    0.8%
FOREIGN GOVERNMENT OBLIGATIONS                                              0.4%
PREFERRED BONDS                                                             0.1%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.0%**

                                   [END CHART]

*Does not include futures and short-term investments purchased with cash collateral from securities loaned.

**Represents less than 0.1%.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

                                                       INVESTMENT OVERVIEW |  21

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2018:

         >
             DIVIDEND RECEIVED
            DEDUCTION (CORPORATE                      QUALIFIED INTEREST
              SHAREHOLDERS)(1)                             INCOME
            ------------------------------------------------------------
                    1.51%                                $137,148,000
            ------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

For the fiscal year ended July 31, 2018, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

22  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA INTERMEDIATE-TERM BOND FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Intermediate-Term Bond Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                          /S/  ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
September 21, 2018

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  23

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2018

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------

              BONDS (96.6%)

              ASSET-BACKED SECURITIES (1.4%)

              FINANCIALS (1.0%)
              -----------------
              ASSET-BACKED FINANCING (1.0%)
$     2,855   Avis Budget Rental Car Funding AESOP, LLC(a)                   3.75%         7/20/2020    $    2,861
      5,000   Element Rail Leasing I, LLC(a)                                 3.67          4/19/2044         4,975
      2,316   Hertz Vehicle Financing II, LP                                 3.95          9/25/2019         2,315
      1,000   Hertz Vehicle Financing II, LP(a)                              2.65          7/25/2022           972
      4,333   Hertz Vehicle Financing II, LP(a)                              3.29         10/25/2023         4,228
      5,875   NP SPE II, LLC                                                 4.22         10/21/2047         5,853
      2,593   Sapphire Aviation Finance I Ltd.(a)                            4.25          3/15/2040         2,611
      2,556   SCF Equipment Leasing, LLC(a)                                  3.41         12/20/2023         2,528
      2,146   SLM Student Loan Trust (3 mo. LIBOR + 0.22%)                   2.56(b)       1/25/2041         2,013
      2,500   SLM Student Loan Trust (1 mo. LIBOR + 1.00%)                   3.06(b)       4/27/2043         2,403
        822   SLM Student Loan Trust (3 mo. LIBOR + 0.55%)                   2.89(b)      10/25/2065           787
      2,833   Synchrony Credit Card Master Note Trust                        3.87          5/15/2026         2,839
        286   Tesla Auto Lease Trust(a)                                      2.75          2/20/2020           285
        914   Trinity Rail Leasing, LP (INS - AMBAC Assurance
                Corp.)(a)                                                    5.27          8/14/2027           920
      2,276   Trinity Rail Leasing, LP(a)                                    5.90          5/14/2036         2,347
      3,333   TRIP Rail Master Funding, LLC(a)                               3.74          8/15/2047         3,211
                                                                                                        ----------
              Total Financials                                                                              41,148
                                                                                                        ----------
              UTILITIES (0.4%)
              ----------------
              ELECTRIC UTILITIES (0.4%)
     15,000   Hawaii Dept. of Business Economic Dev. & Tourism               3.24          1/01/2031        14,657
                                                                                                        ----------
              Total Asset-Backed Securities (cost: $56,284)                                                 55,805
                                                                                                        ----------

              COLLATERALIZED LOAN OBLIGATIONS (1.1%)

              FINANCIALS (1.1%)
              -----------------
      5,000   Annisa Ltd. (3 mo. LIBOR + 1.65%)(a)                           4.00(b)       7/20/2031         5,006
      3,500   CIFC Funding Ltd. (3 mo. LIBOR + 1.70%)(a)                     4.05(b)       4/23/2029         3,504
      4,000   Dryden Senior Loan Fund (3 mo. LIBOR + 2.00%)(a)               4.35(b)       7/20/2029         4,025
      5,000   Dryden Senior Loan Fund (3 mo. LIBOR + 1.55%)(a)               3.89(b)       7/15/2030         5,006
     10,000   Oaktree EIF Ltd. (3 mo. LIBOR + 2.00%)(a)                      4.35(b)      10/20/2027        10,018

================================================================================

24  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
$     5,000   Race Point Ltd. (3 mo. LIBOR + 1.65%)(a),(c)                   3.98%(b)      7/25/2031    $    5,000
      2,000   Stewart Park Ltd. (3 mo. LIBOR + 1.25%)(a)                     3.59(b)       1/15/2030         2,009
      2,500   TIAA I Ltd. (3 mo. LIBOR + 1.75%)(a)                           4.10(b)       7/20/2031         2,503
      2,500   TIAA I Ltd.(a)                                                 4.59          7/20/2031         2,486
      3,000   Voya Ltd. (3 mo. LIBOR + 1.60%)(a)                             3.94(b)       4/17/2030         3,003
                                                                                                        ----------
              Total Financials                                                                              42,560
                                                                                                        ----------
              Total Collateralized Loan Obligations (cost: $42,499)                                         42,560
                                                                                                        ----------

              COLLATERALIZED MORTGAGE OBLIGATIONS (0.0%)

              FINANCIALS (0.0%)
              -----------------
      1,954   Structured Asset Mortgage Investments Trust (1 mo.
                LIBOR + 0.50%) (cost: $1,942)                                2.58(b)       7/19/2035         1,834
                                                                                                        ----------

              COMMERCIAL MORTGAGE SECURITIES (2.2%)

              FINANCIALS (2.2%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (2.0%)
      1,436   Bear Stearns Commercial Mortgage Securities Trust              5.21(d)       2/11/2041         1,431
      2,125   Caesars Palace Las Vegas Trust(a)                              4.14         10/15/2034         2,141
      7,000   CFCRE Commercial Mortgage Trust(a)                             5.76(d)      12/15/2047         7,367
      1,474   Citigroup Commercial Mortgage Trust                            6.13(d)      12/10/2049         1,473
      1,646   Commercial Mortgage Trust                                      5.76(d)       7/10/2038         1,648
         43   Commercial Mortgage Trust                                      5.38         12/10/2046            43
      3,000   Commercial Mortgage Trust                                      4.29(d)       7/10/2050         3,056
      1,950   DB-UBS Mortgage Trust(a)                                       5.34(d)       8/10/2044         2,023
        119   GMAC Commercial Mortgage Securities, Inc.                      4.81          5/10/2043           120
      3,000   GS Mortgage Securities Trust(a)                                4.95          1/10/2045         3,118
        618   J.P. Morgan Chase Commercial Mortgage Securities
                Trust                                                        4.99(d)       9/12/2037           628
      4,000   J.P. Morgan Chase Commercial Mortgage Securities
                Trust(a)                                                     5.64(d)      11/15/2043         4,113
      1,405   J.P. Morgan Chase Commercial Mortgage Securities
                Trust                                                        6.06(d)       4/17/2045         1,031
      8,461   J.P. Morgan Chase Commercial Mortgage Securities
                Trust                                                        3.51          5/15/2045         8,497
      6,100   J.P. Morgan Chase Commercial Mortgage Securities
                Trust(a)                                                     5.41(d)       8/15/2046         6,397
      2,630   J.P. Morgan Chase Commercial Mortgage Securities
                Trust                                                        5.37          5/15/2047         2,641
         97   Merrill Lynch Mortgage Trust(a)                                6.38(d)       2/12/2051            97
      5,000   Morgan Stanley Bank of America Merrill Lynch Trust             3.74          8/15/2047         5,027
         20   Morgan Stanley Capital I Trust                                 4.77          7/15/2056            20
      9,726   UBS Commercial Mortgage Trust                                  3.40          5/10/2045         9,731

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
$     4,756   UBS-Citigroup Commercial Mortgage Trust(a)                     5.15%         1/10/2045    $    4,935
      3,000   Wells Fargo Commercial Mortgage Trust(a)                       5.28(d)      11/15/2043         3,089
      2,000   Wells Fargo Commercial Mortgage Trust                          4.49(d)       9/15/2057         2,025
      6,000   WF-RBS Commercial Mortgage Trust(a)                            5.17(d)       2/15/2044         6,177
                                                                                                        ----------
                                                                                                            76,828
                                                                                                        ----------
              INTEREST-ONLY COMMERCIAL MORTGAGE BACKED SECURITIES (0.2%)
     24,427   J.P. Morgan Chase Commercial Mortgage Securities
                Trust(e)                                                     1.79(d)      10/15/2045         1,420
     23,704   Morgan Stanley Bank of America Merrill Lynch
                Trust(a),(e)                                                 1.63(d)      11/15/2045         1,293
     26,007   UBS Commercial Mortgage Trust(a),(e)                           2.07(d)       5/10/2045         1,607
     64,361   WF-RBS Commercial Mortgage Trust(a),(e)                        1.57(d)      12/15/2045         3,548
                                                                                                        ----------
                                                                                                             7,868
                                                                                                        ----------
              Total Financials                                                                              84,696
                                                                                                        ----------
              Total Commercial Mortgage Securities (cost: $81,772)                                          84,696
                                                                                                        ----------

              CORPORATE OBLIGATIONS (58.7%)

              CONSUMER DISCRETIONARY (3.6%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (0.5%)
     10,000   Ford Motor Co.                                                 4.35         12/08/2026         9,664
     10,000   General Motors Financial Co., Inc.                             4.35          1/17/2027         9,732
                                                                                                        ----------
                                                                                                            19,396
                                                                                                        ----------
              AUTOMOTIVE RETAIL (0.6%)
     10,302   Advance Auto Parts, Inc.                                       4.50         12/01/2023        10,501
     10,000   AutoZone, Inc.                                                 3.75          6/01/2027         9,645
      2,000   Penske Automotive Group, Inc.                                  3.75          8/15/2020         1,980
                                                                                                        ----------
                                                                                                            22,126
                                                                                                        ----------
              BROADCASTING (0.2%)
      5,000   Discovery Communications, LLC                                  3.95          3/20/2028         4,802
        993   E.W. Scripps Co. (1 mo. LIBOR + 2.00%)(f)                      4.08         10/02/2024           995
      2,884   Gray Television, Inc.(a)                                       5.88          7/15/2026         2,826
                                                                                                        ----------
                                                                                                             8,623
                                                                                                        ----------
              CABLE & SATELLITE (0.9%)
     20,000   Charter Communications Operating, LLC / Charter
                Communications Operating Capital                             4.91          7/23/2025        20,376
      5,714   Comcast Corp.                                                  3.55          5/01/2028         5,529
      2,430   CSC Holdings, LLC (1 mo. LIBOR + 2.25%)(f)                     4.32          7/17/2025         2,421
      2,000   CSC Holdings, LLC(a)                                           5.50          4/15/2027         1,930
      5,000   NBCUniversal Enterprise, Inc.(a)                               1.97          4/15/2019         4,973
                                                                                                        ----------
                                                                                                            35,229
                                                                                                        ----------

================================================================================

26  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              CASINOS & GAMING (0.1%)
$     3,500   MGM Resorts International                                      8.63%         2/01/2019    $    3,595
      2,000   MGM Resorts International(g)                                   5.75          6/15/2025         2,027
                                                                                                        ----------
                                                                                                             5,622
                                                                                                        ----------
              DEPARTMENT STORES (0.2%)
      3,200   Dillard's, Inc.                                                7.13          8/01/2018         3,200
        968   J.C. Penney Co., Inc. (3 mo. LIBOR + 4.25%)(f)                 6.57          6/23/2023           938
      5,000   J.C. Penney Corp., Inc.(h)                                     5.65          6/01/2020         4,919
                                                                                                        ----------
                                                                                                             9,057
                                                                                                        ----------
              HOME FURNISHINGS (0.1%)
      2,463   Serta Simmons Bedding, LLC (1 mo. LIBOR +
               3.50%)(f)                                                     5.59         11/08/2023         2,072
                                                                                                        ----------
              HOMEBUILDING (0.4%)
      2,000   Beazer Homes USA, Inc.                                         8.75          3/15/2022         2,129
      2,000   D.R. Horton, Inc.                                              5.75          8/15/2023         2,145
      1,000   KB Home                                                        7.63          5/15/2023         1,073
      5,000   Lennar Corp.                                                   4.50         11/15/2019         5,069
      2,000   Lennar Corp.                                                   4.13          1/15/2022         1,990
      5,000   Toll Brothers Finance Corp.                                    4.88          3/15/2027         4,737
                                                                                                        ----------
                                                                                                            17,143
                                                                                                        ----------
              HOTELS, RESORTS & CRUISE LINES (0.0%)
      2,000   Hilton Worldwide Finance, LLC / Hilton Worldwide
                Finance Corp.                                                4.88          4/01/2027         1,950
                                                                                                        ----------
              HOUSEWARES & SPECIALTIES (0.2%)
      7,500   Newell Brands, Inc.                                            3.85          4/01/2023         7,363
                                                                                                        ----------
              INTERNET & DIRECT MARKETING RETAIL (0.1%)
      3,000   Amazon.com, Inc.                                               3.88          8/22/2037         2,995
                                                                                                        ----------
              SPECIALIZED CONSUMER SERVICES (0.1%)
      2,000   Service Corp. International/US                                 5.38          5/15/2024         2,033
                                                                                                        ----------
              SPECIALTY STORES (0.2%)
      4,143   Harbor Freight Tools USA, Inc.
                (1 mo. LIBOR + 2.50%)(f)                                     4.58          8/18/2023         4,135
      4,000   Sally Holdings, LLC(f)                                         4.50          7/05/2024         3,813
                                                                                                        ----------
                                                                                                             7,948
                                                                                                        ----------
              Total Consumer Discretionary                                                                 141,557
                                                                                                        ----------
              CONSUMER STAPLES (2.9%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.1%)
      5,000   Bunge Ltd. Finance Corp.                                       3.25          8/15/2026         4,569
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              DRUG RETAIL (0.6%)
$     5,000   CVS Health Corp.                                               4.88%         7/20/2035    $    5,093
      8,244   CVS Pass-Through Trust(a)                                      5.93          1/10/2034         8,817
     10,000   Walgreens Boots Alliance, Inc.                                 3.80         11/18/2024         9,885
                                                                                                        ----------
                                                                                                            23,795
                                                                                                        ----------
              FOOD RETAIL (0.2%)
      5,550   Albertson's, LLC (3 mo. LIBOR + 3.00%)(f)                      5.32          6/22/2023         5,524
      2,828   Aramark Services, Inc. (3 mo. LIBOR + 1.75%)(f)                4.08          3/11/2025         2,836
                                                                                                        ----------
                                                                                                             8,360
                                                                                                        ----------
              PACKAGED FOODS & MEATS (1.8%)
     10,000   Flowers Foods, Inc.                                            3.50         10/01/2026         9,347
     10,333   General Mills, Inc.                                            4.55          4/17/2038        10,084
     10,000   J.M. Smucker Co.                                               4.25          3/15/2035         9,433
     15,000   Kraft Heinz Foods Co.                                          3.50          6/06/2022        14,923
     11,799   Kraft Heinz Foods Co.(a)                                       4.88          2/15/2025        12,042
      1,042   McCormick & Co., Inc.                                          3.40          8/15/2027           994
      3,500   Mead Johnson Nutrition Co.                                     4.13         11/15/2025         3,559
     10,000   Tyson Foods, Inc.                                              3.95          8/15/2024        10,002
                                                                                                        ----------
                                                                                                            70,384
                                                                                                        ----------
              SOFT DRINKS (0.2%)
      3,571   Keurig Dr Pepper, Inc.(a)                                      4.60          5/25/2028         3,652
      2,333   Keurig Dr Pepper, Inc.(a)                                      4.99          5/25/2038         2,397
                                                                                                        ----------
                                                                                                             6,049
                                                                                                        ----------
              Total Consumer Staples                                                                       113,157
                                                                                                        ----------
              ENERGY (8.8%)
              -------------
              INTEGRATED OIL & GAS (0.6%)
     10,000   Chevron Corp.                                                  2.95          5/16/2026         9,600
     10,000   Occidental Petroleum Corp.                                     3.40          4/15/2026         9,848
      5,000   Occidental Petroleum Corp.                                     3.00          2/15/2027         4,773
                                                                                                        ----------
                                                                                                            24,221
                                                                                                        ----------
              OIL & GAS DRILLING (0.3%)
     10,000   Nabors Industries, Inc.                                        4.63          9/15/2021         9,875
      1,000   Noble Holding International Ltd.(h)                            4.90          8/01/2020           993
      1,000   Transocean Guardian Ltd.(a),(g)                                5.88          1/15/2024         1,011
        667   Transocean Pontus Ltd.(a),(h)                                  6.13          8/01/2025           681
                                                                                                        ----------
                                                                                                            12,560
                                                                                                        ----------
              OIL & GAS EQUIPMENT & SERVICES (0.1%)
      2,000   SESI, LLC                                                      7.13         12/15/2021         2,042
      3,180   Weatherford International, Ltd.                                5.13          9/15/2020         3,220
                                                                                                        ----------
                                                                                                             5,262
                                                                                                        ----------

================================================================================

28  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              OIL & GAS EXPLORATION & PRODUCTION (1.5%)
$     1,113   Chesapeake Energy Corp.(a)                                     8.00%        12/15/2022    $    1,178
     10,000   ConocoPhillips Co.                                             4.95          3/15/2026        10,786
      2,455   Continental Resources, Inc.                                    5.00          9/15/2022         2,494
      4,000   Devon Energy Corp.                                             5.85         12/15/2025         4,423
      1,000   EQT Corp.                                                      8.13          6/01/2019         1,041
      3,000   EQT Corp.                                                      4.88         11/15/2021         3,087
      7,000   Murphy Oil Corp.                                               5.75          8/15/2025         7,035
      5,000   Newfield Exploration Co.                                       5.38          1/01/2026         5,138
      5,000   Pioneer Natural Resources Co.                                  3.95          7/15/2022         5,066
      1,000   Polar Tankers, Inc.(a)                                         5.95          5/10/2037         1,135
        900   QEP Resources, Inc.                                            6.80          3/01/2020           945
      5,000   QEP Resources, Inc.                                            6.88          3/01/2021         5,337
     10,000   Southwestern Energy Co.(h)                                     4.10          3/15/2022         9,550
      2,000   Southwestern Energy Co.(h)                                     6.20          1/23/2025         1,978
                                                                                                        ----------
                                                                                                            59,193
                                                                                                        ----------
              OIL & GAS REFINING & MARKETING (0.5%)
      6,000   Andeavor Logistics, LP/Tesoro Logistics
                Finance Corp.                                                4.25         12/01/2027         5,907
      6,000   EnLink Midstream Partners, LP                                  4.15          6/01/2025         5,624
      5,000   Marathon Petroleum Corp.                                       4.75          9/15/2044         4,914
        596   Motiva Enterprises, LLC(a)                                     5.75          1/15/2020           613
                                                                                                        ----------
                                                                                                            17,058
                                                                                                        ----------
              OIL & GAS STORAGE & TRANSPORTATION (5.8%)
        373   Andeavor Logistics, LP/Tesoro Logistics
                Finance Corp.                                                6.25         10/15/2022           386
     15,000   Boardwalk Pipelines, LP                                        4.95         12/15/2024        15,330
     10,000   Buckeye Partners, LP                                           2.65         11/15/2018        10,003
     10,000   Buckeye Partners, LP                                           4.35         10/15/2024         9,828
     10,000   Columbia Pipeline Group, Inc.                                  4.50          6/01/2025        10,040
      3,000   DCP Midstream Operating, LP                                    4.95          4/01/2022         3,045
      4,000   DCP Midstream Operating, LP                                    3.88          3/15/2023         3,900
     18,000   DCP Midstream Operating, LP
                (3 mo. LIBOR + 3.85%)(a)                                     5.85(i)       5/21/2043        16,470
      9,306   Enable Oklahoma Intrastate Transmission, LLC(a)                6.25          3/15/2020         9,660
     19,000   Enbridge Energy Partners, LP
                (3 mo. LIBOR + 3.80%)                                        6.13(b)      10/01/2077        19,027
      1,000   Energy Transfer Partners, LP                                   9.70          3/15/2019         1,041
      5,000   Energy Transfer Partners, LP
                (3 mo. LIBOR + 3.02%)                                        5.36(b)      11/01/2066         4,350
      5,000   Energy Transfer Partners, LP/Regency Energy
                Finance Corp.                                                5.88          3/01/2022         5,287

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
$     1,000   Enterprise Products Operating, LLC
                (3 mo. LIBOR + 3.71%)                                        6.05%(b)      8/01/2066    $    1,003
      5,000   EQT Midstream Partners, LP                                     4.00          8/01/2024         4,782
      9,000   EQT Midstream Partners, LP                                     4.13         12/01/2026         8,413
      5,000   EQT Midstream Partners, LP(g)                                  5.50          7/15/2028         5,116
      2,000   Florida Gas Transmission Co., LLC(a)                           7.90          5/15/2019         2,074
      3,000   Florida Gas Transmission Co., LLC(a)                           5.45          7/15/2020         3,105
      2,000   Kinder Morgan Energy Partners, LP                              6.50          4/01/2020         2,100
      1,000   Kinder Morgan Energy Partners, LP                              5.00         10/01/2021         1,040
      1,000   Kinder Morgan, Inc.                                            6.50          9/15/2020         1,062
      6,000   Kinder Morgan, Inc.(a)                                         5.00          2/15/2021         6,205
      7,500   MPLX, LP                                                       4.00          2/15/2025         7,411
      1,000   NGPL PipeCo, LLC(a)                                            4.88          8/15/2027         1,002
      6,066   Northwest Pipeline, LLC                                        4.00          4/01/2027         5,897
      5,000   NuStar Logistics, LP                                           4.80          9/01/2020         5,031
      3,000   NuStar Logistics, LP                                           4.75          2/01/2022         2,947
      2,000   ONEOK Partners, LP                                             8.63          3/01/2019         2,065
      5,000   ONEOK Partners, LP                                             4.90          3/15/2025         5,230
      5,000   ONEOK, Inc.(g)                                                 4.55          7/15/2028         5,119
      5,000   Phillips 66 Partners, LP                                       3.55         10/01/2026         4,727
      5,000   Plains All American Pipeline, LP/PAA
                Finance Corp.                                                3.85         10/15/2023         4,926
      6,000   Sabine Pass Liquefaction, LLC                                  5.63          2/01/2021         6,277
      2,000   Southern Union Co. (3 mo. LIBOR + 3.02%)                       5.36(b)      11/01/2066         1,640
      5,000   Spectra Energy Partners, LP                                    3.38         10/15/2026         4,697
      2,000   Tennessee Gas Pipeline Co., LLC                                7.00         10/15/2028         2,352
      3,000   Transcontinental Gas Pipe Line Co., LLC                        7.85          2/01/2026         3,672
      5,000   Western Gas Partners, LP                                       5.38          6/01/2021         5,181
      6,250   Western Gas Partners, LP                                       4.65          7/01/2026         6,210
     10,000   Williams Companies, Inc.                                       4.55          6/24/2024        10,100
                                                                                                        ----------
                                                                                                           227,751
                                                                                                        ----------
              Total Energy                                                                                 346,045
                                                                                                        ----------
              FINANCIALS (17.7%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (1.2%)
     10,000   Ares Capital Corp.                                             4.88         11/30/2018        10,065
      9,000   Ares Capital Corp.                                             3.50          2/10/2023         8,614
     10,000   FS Investment Corp.                                            4.00          7/15/2019        10,057
      5,000   Main Street Capital Corp.                                      4.50         12/01/2019         5,004
      5,000   Main Street Capital Corp.                                      4.50         12/01/2022         4,928
     10,000   State Street Corp. (3 mo. LIBOR + 1.00%)                       3.34(b)       6/01/2077         8,993
                                                                                                        ----------
                                                                                                            47,661
                                                                                                        ----------

================================================================================

30  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              CONSUMER FINANCE (0.5%)
$     5,000   Capital One Financial Corp.                                    2.50%         5/12/2020    $    4,936
     10,000   Capital One Financial Corp.                                    3.75          3/09/2027         9,528
      7,141   Synchrony Financial(g)                                         3.95         12/01/2027         6,493
                                                                                                        ----------
                                                                                                            20,957
                                                                                                        ----------
              DIVERSIFIED BANKS (1.6%)
     10,000   Bank of America Corp.                                          4.20          8/26/2024        10,055
     10,000   Bank of America Corp. (3 mo. LIBOR + 1.51%)                    3.71(i)       4/24/2028         9,663
     15,000   Citigroup, Inc.                                                4.40          6/10/2025        14,959
      5,000   Citigroup, Inc. (3 mo. LIBOR + 1.39%)                          3.67(i)       7/24/2028         4,777
      5,000   J.P. Morgan Chase & Co.                                        2.95         10/01/2026         4,663
      2,000   J.P. Morgan Chase & Co. (3 mo. LIBOR + 0.95%)(h)               3.28(b)       9/30/2034         1,815
     10,000   J.P. Morgan Chase & Co. (3 mo. LIBOR + 0.95%)                  3.30(b)       1/15/2087         8,850
      5,000   Wells Fargo & Co.                                              3.50          3/08/2022         5,004
      5,000   Wells Fargo & Co.                                              3.00         10/23/2026         4,653
                                                                                                        ----------
                                                                                                            64,439
                                                                                                        ----------
              FINANCIAL EXCHANGES & DATA (0.3%)
     10,000   S&P Global, Inc.                                               4.00          6/15/2025        10,078
                                                                                                        ----------
              INVESTMENT BANKING & BROKERAGE (0.3%)
     10,000   Morgan Stanley                                                 4.88         11/01/2022        10,384
                                                                                                        ----------
              LIFE & HEALTH INSURANCE (1.8%)
      5,000   American Equity Investment Life Holding Co.                    5.00          6/15/2027         4,847
     10,000   Athene Global Funding(a)                                       3.00          7/01/2022         9,686
      4,000   Athene Holding Ltd.                                            4.13          1/12/2028         3,743
      2,000   Global Atlantic Financial Co.(a)                               8.63          4/15/2021         2,219
     13,018   Lincoln National Corp. (3 mo. LIBOR + 2.36%)                   4.68(b)       5/17/2066        12,335
      5,000   MetLife, Inc.(a)                                               9.25          4/08/2038         6,825
      8,000   MetLife, Inc.                                                  6.40         12/15/2066         8,520
      1,000   Ohio National Financial Services, Inc.(a)                      6.38          4/30/2020         1,046
      2,000   Ohio National Financial Services, Inc.(a)                      6.63          5/01/2031         2,307
      5,000   Primerica, Inc.                                                4.75          7/15/2022         5,160
      3,000   Principal Financial Global Funding, LLC
                (3 mo. LIBOR + 0.52%)                                        2.85(b)       1/10/2031         2,713
     10,000   Prudential Financial, Inc. (3 mo. LIBOR + 4.18%)               5.88(i)       9/15/2042        10,664
                                                                                                        ----------
                                                                                                            70,065
                                                                                                        ----------
              MULTI-LINE INSURANCE (1.6%)
      2,000   American International Group, Inc.
                (3 mo. LIBOR + 4.20%)                                        8.18(i)       5/15/2068         2,540
      2,500   Assurant, Inc.                                                 4.90          3/27/2028         2,483
     10,000   Genworth Holdings, Inc. (3 mo. LIBOR + 2.00%)                  4.35(b)      11/15/2036         6,800

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
$    14,000   Hartford Financial Services Group, Inc.
                (3 mo. LIBOR + 2.13%)(a)                                     4.47%(b)      2/12/2047    $   13,195
     15,000   Kemper Corp.                                                   4.35          2/15/2025        14,839
      5,000   Loews Corp.                                                    3.75          4/01/2026         4,921
     20,235   Nationwide Mutual Insurance Co.
                (3 mo. LIBOR + 2.29%)(a)                                     4.63(b)      12/15/2024        20,235
                                                                                                        ----------
                                                                                                            65,013
                                                                                                        ----------
              MULTI-SECTOR HOLDINGS (0.3%)
     10,000   BNSF Funding Trust (3 mo. LIBOR + 2.35%)                       6.61(i)      12/15/2055        11,225
                                                                                                        ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.2%)
      7,250   AXA Equitable Holdings, Inc.(a)                                4.35          4/20/2028         7,109
                                                                                                        ----------
              PROPERTY & CASUALTY INSURANCE (2.7%)
      5,000   Allied World Assurance Co. Holdings Ltd.                       4.35         10/29/2025         4,857
     15,000   Allstate Corp. (3 mo. LIBOR + 2.94%)                           5.75(i)       8/15/2053        15,488
      7,500   AmTrust Financial Services, Inc.                               6.13          8/15/2023         7,376
      1,535   Assured Guaranty U.S. Holdings, Inc.                           7.00          6/01/2034         1,769
      7,000   Hanover Insurance Group, Inc.                                  4.50          4/15/2026         6,937
      4,000   Markel Corp.                                                   3.63          3/30/2023         3,943
     12,350   Mercury General Corp.                                          4.40          3/15/2027        12,056
      5,000   Navigators Group, Inc.                                         5.75         10/15/2023         5,142
     15,000   Oil Insurance Ltd. (3 mo. LIBOR + 2.98%)(a)                    5.32(b)               -(j)     14,442
      7,000   Old Republic International Corp.                               3.88          8/26/2026         6,737
     10,025   OneBeacon U.S. Holdings, Inc.                                  4.60         11/09/2022        10,075
     10,000   ProAssurance Corp.                                             5.30         11/15/2023        10,526
      5,000   RLI Corp.                                                      4.88          9/15/2023         5,042
                                                                                                        ----------
                                                                                                           104,390
                                                                                                        ----------
              REGIONAL BANKS (6.6%)
     10,000   Associated Banc-Corp.                                          4.25          1/15/2025         9,977
     10,000   Banc of California, Inc.                                       5.25          4/15/2025        10,159
     10,000   Bank of the Ozarks, Inc. (3 mo. LIBOR + 4.43%)                 5.50(i)       7/01/2026        10,288
      5,000   BankUnited, Inc.                                               4.88         11/17/2025         5,073
      5,000   CIT Group, Inc.                                                5.25          3/07/2025         5,125
     15,000   Citizens Financial Group, Inc.(a)                              4.15          9/28/2022        15,057
      5,500   Citizens Financial Group, Inc.                                 3.75          7/01/2024         5,292
      4,750   CoBiz Financial, Inc. (3 mo. LIBOR + 3.17%)                    5.63(i)       6/25/2030         4,938
      2,000   Cullen/Frost Bankers, Inc.                                     4.50          3/17/2027         2,009
     10,000   Cullen/Frost Capital Trust II
                (3 mo. LIBOR + 1.55%)                                        3.85(b)       3/01/2034         8,520
     10,000   Eagle Bancorp, Inc. (3 mo. LIBOR + 3.85%)                      5.00(i)       8/01/2026        10,041
     10,000   Fifth Third Bank                                               3.85          3/15/2026         9,813
      5,000   First Financial Bancorp                                        5.13          8/25/2025         5,034

================================================================================

32  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
$     1,000   First Maryland Capital Trust I
                (3 mo. LIBOR + 1.00%)                                        3.34%(b)      1/15/2027    $      966
      5,000   First Midwest Bancorp, Inc.                                    5.88          9/29/2026         5,202
     10,000   First Niagara Financial Group, Inc.                            7.25         12/15/2021        11,089
      5,000   FirstMerit Bank, N.A.                                          4.27         11/25/2026         4,927
     10,000   Fulton Financial Corp.                                         4.50         11/15/2024         9,989
      5,000   Hilltop Holdings, Inc.                                         5.00          4/15/2025         4,943
      3,000   Home BancShares, Inc. (3 mo. LIBOR + 3.58%)                    5.63(i)       4/15/2027         3,074
     10,000   Huntington Bancshares, Inc.                                    3.15          3/14/2021         9,924
     10,000   Huntington BancShares, Inc.                                    4.35          2/04/2023        10,096
     10,000   KeyBank, N.A.                                                  3.40          5/20/2026         9,486
        750   KeyCorp Capital II                                             6.88          3/17/2029           866
      5,000   LegacyTexas Financial Group, Inc.
                (3 mo. LIBOR + 3.89%)                                        5.50(i)      12/01/2025         5,064
     16,000   Manufacturers & Traders Trust Co.
                (3 mo. LIBOR + 0.64%)                                        2.94(b)      12/01/2021        15,991
      1,000   Manufacturers & Traders Trust Co.                              3.40          8/17/2027           964
      4,417   MB Financial Bank, N.A. (3 mo. LIBOR + 1.87%)                  4.00(i)      12/01/2027         4,359
      5,000   MUFG Americas Holdings Corp.                                   3.50          6/18/2022         4,985
     10,000   People's United Bank, N.A.                                     4.00          7/15/2024         9,900
     10,000   People's United Financial, Inc.                                3.65         12/06/2022         9,957
     10,818   Santander Holdings USA, Inc.                                   4.40          7/13/2027        10,526
      5,000   Sterling National Bank (3 mo. LIBOR + 3.94%)                   5.25(i)       4/01/2026         5,081
      5,000   SunTrust Capital I (3 mo. LIBOR + 0.67%)                       3.01(b)       5/15/2027         4,644
      5,000   TCF National Bank                                              4.60          2/27/2025         4,745
      4,063   Townebank (3 mo. LIBOR + 2.55%)                                4.50(i)       7/30/2027         4,047
      5,000   Webster Financial Corp.                                        4.38          2/15/2024         5,014
      3,500   Wintrust Financial Corp.                                       5.00          6/13/2024         3,427
                                                                                                        ----------
                                                                                                           260,592
                                                                                                        ----------
              REINSURANCE (0.1%)
      5,000   Alleghany Corp.                                                5.63          9/15/2020         5,216
                                                                                                        ----------
              REITs - MORTGAGE (0.1%)
      2,750   Starwood Property Trust, Inc.(a)                               3.63          2/01/2021         2,692
      2,000   Starwood Property Trust, Inc.                                  5.00         12/15/2021         2,030
                                                                                                        ----------
                                                                                                             4,722
                                                                                                        ----------
              THRIFTS & MORTGAGE FINANCE (0.4%)
      5,000   Astoria Financial Corp.                                        3.50          6/08/2020         4,997
     10,000   TIAA FSB Holdings, Inc.                                        5.75          7/02/2025        10,734
                                                                                                        ----------
                                                                                                            15,731
                                                                                                        ----------
              Total Financials                                                                             697,582
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              HEALTH CARE (3.1%)
              ------------------
              BIOTECHNOLOGY (0.3%)
$     5,000   Baxalta, Inc.                                                  4.00%         6/23/2025    $    4,910
      7,000   Celgene Corp.                                                  3.90          2/20/2028         6,794
                                                                                                        ----------
                                                                                                            11,704
                                                                                                        ----------
              HEALTH CARE EQUIPMENT (0.3%)
     10,000   Becton Dickinson & Co.                                         3.70          6/06/2027         9,614
      2,000   Teleflex, Inc.                                                 4.88          6/01/2026         1,985
                                                                                                        ----------
                                                                                                            11,599
                                                                                                        ----------
              HEALTH CARE FACILITIES (1.0%)
     15,155   Eastern Maine Healthcare Systems                               3.71          7/01/2026        14,095
      2,000   Encompass Health Corp.                                         5.75         11/01/2024         2,036
     10,000   HCA, Inc.                                                      4.50          2/15/2027         9,750
        545   Orlando Health Obligated Group                                 3.78         10/01/2028           539
      6,595   Premier Health Partners                                        2.91         11/15/2026         6,004
      4,000   SSM Health Care Corp.                                          3.82          6/01/2027         3,956
      1,445   Vanderbilt University Medical Center                           4.17          7/01/2037         1,428
                                                                                                        ----------
                                                                                                            37,808
                                                                                                        ----------
              HEALTH CARE SERVICES (0.3%)
      4,302   DaVita, Inc.                                                   5.00          5/01/2025         4,065
     10,000   Express Scripts Holding Co.                                    3.00          7/15/2023         9,551
                                                                                                        ----------
                                                                                                            13,616
                                                                                                        ----------
              MANAGED HEALTH CARE (0.1%)
      5,000   UnitedHealth Group, Inc.                                       3.10          3/15/2026         4,799
                                                                                                        ----------
              PHARMACEUTICALS (1.1%)
     10,000   Allergan Funding SCS                                           3.80          3/15/2025         9,826
        990   Endo Luxembourg Finance Co. I S.a r.l.
                (1 mo. LIBOR + 4.25%)(f)                                     6.38          4/29/2024           992
      5,000   Mallinckrodt International Finance S.A.(h)                     4.75          4/15/2023         4,275
      5,000   Mylan N.V.                                                     3.75         12/15/2020         5,018
      5,000   Mylan N.V.                                                     3.95          6/15/2026         4,821
      2,778   Mylan, Inc.(a)                                                 4.55          4/15/2028         2,743
     15,000   Zoetis, Inc.                                                   3.25          2/01/2023        14,775
                                                                                                        ----------
                                                                                                            42,450
                                                                                                        ----------
              Total Health Care                                                                            121,976
                                                                                                        ----------
              INDUSTRIALS (5.2%)
              ------------------
              AEROSPACE & DEFENSE (1.0%)
     10,000   Arconic, Inc.                                                  5.40          4/15/2021        10,228
     15,000   Lockheed Martin Corp.                                          3.60          3/01/2035        14,217

================================================================================

34  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
$     5,000   Northrop Grumman Corp.                                         3.25%         1/15/2028    $    4,749
      5,000   Spirit AeroSystems, Inc.                                       3.85          6/15/2026         4,796
      5,000   United Technologies Corp.                                      3.10          6/01/2022         4,949
                                                                                                        ----------
                                                                                                            38,939
                                                                                                        ----------
              AIR FREIGHT & LOGISTICS (0.2%)
     10,000   FedEx Corp.                                                    3.90          2/01/2035         9,445
                                                                                                        ----------
              AIRLINES (1.2%)
        182   America West Airlines, Inc. Pass-Through Trust
                (INS - AMBAC Assurance Corp.)                                7.93          7/02/2020           186
      7,498   American Airlines, Inc. Pass-Through Trust                     4.00          1/15/2027         7,493
      2,000   American Airlines, Inc. Pass-Through Trust                     3.60          4/15/2031         1,940
        218   Continental Airlines, Inc. Pass-Through Trust                  6.55          8/02/2020           220
        291   Continental Airlines, Inc. Pass-Through Trust
                (INS - AMBAC Assurance Corp.)                                6.24          9/15/2021           298
      8,293   Continental Airlines, Inc. Pass-Through Trust                  4.15         10/11/2025         8,402
      7,489   Hawaiian Airlines, Inc. Pass-Through Trust                     3.90          7/15/2027         7,457
      5,354   United Airlines, Inc. Pass-Through Trust                       4.63          3/03/2024         5,382
      4,137   United Airlines, Inc. Pass-Through Trust                       4.30          2/15/2027         4,204
        456   US Airways Group, Inc. Pass-Through Trust
                (INS - MBIA Insurance Corp.)                                 7.08          9/20/2022           486
      2,740   US Airways Group, Inc. Pass-Through Trust                      6.25         10/22/2024         2,936
      1,771   US Airways Group, Inc. Pass-Through Trust                      7.13          4/22/2025         1,969
      7,437   US Airways Group, Inc. Pass-Through Trust                      3.95          5/15/2027         7,425
                                                                                                        ----------
                                                                                                            48,398
                                                                                                        ----------
              CONSTRUCTION & ENGINEERING (0.3%)
     10,000   Sabal Trail Transmission, LLC(a)                               4.68          5/01/2038         9,929
                                                                                                        ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.4%)
      4,826   Terex Corp. (3 mo. LIBOR + 2.00%)(f)                           4.33          1/31/2024         4,833
     10,000   Wabtec Corp.                                                   3.45         11/15/2026         9,216
                                                                                                        ----------
                                                                                                            14,049
                                                                                                        ----------
              INDUSTRIAL MACHINERY (0.4%)
     10,000   CNH Industrial Capital, LLC                                    3.38          7/15/2019        10,050
      6,000   Stanley Black & Decker, Inc.
                (3 mo. LIBOR + 4.30%)                                        5.75(i)      12/15/2053         6,060
                                                                                                        ----------
                                                                                                            16,110
                                                                                                        ----------
              RAILROADS (0.3%)
      1,700   Union Pacific Corp.                                            3.25          1/15/2025         1,655
     10,000   Union Pacific Corp.                                            2.75          3/01/2026         9,347
                                                                                                        ----------
                                                                                                            11,002
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              TRADING COMPANIES & DISTRIBUTORS (0.6%)
$    10,000   Air Lease Corp.                                                3.00%         9/15/2023    $    9,488
      7,000   ILFC E-Capital Trust I (Highest of 3 mo. LIBOR/
                10 Year CMT/30 Year CMT + 1.55%)(a)                          4.57(b)      12/21/2065         6,414
      2,000   ILFC E-Capital Trust II (Highest of 3 mo. LIBOR/
                10 Year CMT/30 Year CMT + 1.80%)(a)                          4.82(b)      12/21/2065         1,830
      6,000   International Lease Finance Corp.(a)                           7.13          9/01/2018         6,021
                                                                                                        ----------
                                                                                                            23,753
                                                                                                        ----------
              TRUCKING (0.8%)
      1,000   Avis Budget Car Rental, LLC/Avis Budget Finance,
                Inc.(a),(h)                                                  5.13          6/01/2022           991
      5,000   ERAC USA Finance, LLC(a)                                       3.30         10/15/2022         4,928
     20,000   Penske Truck Leasing Co., LP/PTL Finance
                Corp.(a)                                                     4.25          1/17/2023        20,201
      5,000   Ryder System, Inc.                                             3.45         11/15/2021         4,985
      1,882   Ryder System, Inc.                                             3.40          3/01/2023         1,856
                                                                                                        ----------
                                                                                                            32,961
                                                                                                        ----------
              Total Industrials                                                                            204,586
                                                                                                        ----------
              INFORMATION TECHNOLOGY (1.8%)
              -----------------------------
              APPLICATION SOFTWARE (0.1%)
      4,512   Solera, LLC (1 mo. LIBOR + 2.75%)(f)                           4.83          3/03/2023         4,522
                                                                                                        ----------
              COMMUNICATIONS EQUIPMENT (0.4%)
     10,000   Cisco Systems, Inc.                                            2.60          2/28/2023         9,756
      5,000   Motorola Solutions, Inc.                                       4.60          2/23/2028         4,941
                                                                                                        ----------
                                                                                                            14,697
                                                                                                        ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
      2,604   Keysight Technologies, Inc.                                    4.60          4/06/2027         2,643
                                                                                                        ----------
              ELECTRONIC MANUFACTURING SERVICES (0.2%)
      5,000   Jabil, Inc.                                                    3.95          1/12/2028         4,764
      5,000   Molex Electronic Technologies, LLC(a)                          3.90          4/15/2025         4,925
                                                                                                        ----------
                                                                                                             9,689
                                                                                                        ----------
              HOME ENTERTAINMENT SOFTWARE (0.2%)
      7,500   Activision Blizzard, Inc.                                      3.40          9/15/2026         7,196
                                                                                                        ----------
              SEMICONDUCTORS (0.4%)
      5,000   Broadcom Corp./Broadcom Cayman Finance Ltd.                    3.63          1/15/2024         4,843
     10,000   QUALCOMM, Inc.                                                 3.45          5/20/2025         9,669
      3,000   QUALCOMM, Inc.                                                 3.25          5/20/2027         2,834
                                                                                                        ----------
                                                                                                            17,346
                                                                                                        ----------
              SYSTEMS SOFTWARE (0.1%)
      5,000   VMware, Inc.                                                   3.90          8/21/2027         4,725
                                                                                                        ----------

================================================================================

36  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.3%)
$     7,500   Dell International, LLC/EMC Corp.(a)                           4.42%         6/15/2021    $    7,618
      2,500   Dell International, LLC/EMC Corp.(a)                           5.88          6/15/2021         2,566
                                                                                                        ----------
                                                                                                            10,184
                                                                                                        ----------
              Total Information Technology                                                                  71,002
                                                                                                        ----------
              MATERIALS (2.9%)
              ----------------
              ALUMINUM (0.0%)
      1,000   Alcoa Nederland Holding Co.(a)                                 6.75          9/30/2024         1,069
                                                                                                        ----------
              COMMODITY CHEMICALS (0.5%)
      5,000   Chevron Phillips Chemical Co., LLC/Chevron
                Phillips Chemical Co., LP(a)                                 3.40         12/01/2026         4,872
      3,850   LYB International Finance II B.V.                              3.50          3/02/2027         3,655
     10,000   Westlake Chemical Corp.                                        3.60          8/15/2026         9,520
                                                                                                        ----------
                                                                                                            18,047
                                                                                                        ----------
              CONSTRUCTION MATERIALS (0.2%)
      3,000   CRH America, Inc.                                              5.75          1/15/2021         3,142
      5,000   Martin Marietta Materials, Inc.                                4.25          7/02/2024         5,077
                                                                                                        ----------
                                                                                                             8,219
                                                                                                        ----------
              COPPER (0.2%)
      6,000   Freeport-McMoRan, Inc.                                         3.55          3/01/2022         5,827
                                                                                                        ----------
              DIVERSIFIED CHEMICALS (0.2%)
      7,500   CF Industries, Inc.(a)                                         4.50         12/01/2026         7,463
                                                                                                        ----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
     10,000   Mosaic Co.                                                     4.05         11/15/2027         9,633
                                                                                                        ----------
              METAL & GLASS CONTAINERS (0.2%)
      4,500   Ball Corp.                                                     5.25          7/01/2025         4,629
      5,000   Crown Americas, LLC/Crown Americas Capital
                Corp.(a)                                                     4.75          2/01/2026         4,713
                                                                                                        ----------
                                                                                                             9,342
                                                                                                        ----------
              PAPER PACKAGING (0.6%)
      2,037   International Paper Co.                                        7.50          8/15/2021         2,268
      5,000   International Paper Co.                                        4.75          2/15/2022         5,190
      5,000   International Paper Co.                                        3.80          1/15/2026         4,892
      7,500   International Paper Co.                                        3.00          2/15/2027         6,878
      5,153   Sealed Air Corp.(a)                                            6.88          7/15/2033         5,604
                                                                                                        ----------
                                                                                                            24,832
                                                                                                        ----------
              PAPER PRODUCTS (0.1%)
      3,000   Georgia-Pacific, LLC                                           7.25          6/01/2028         3,744
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              SPECIALTY CHEMICALS (0.2%)
$     3,500   H.B. Fuller Co.                                                4.00%         2/15/2027    $    3,141
      2,900   Sherwin-Williams Co.                                           3.45          6/01/2027         2,769
                                                                                                        ----------
                                                                                                             5,910
                                                                                                        ----------
              STEEL (0.5%)
      5,000   Allegheny Technologies, Inc.                                   5.95          1/15/2021         5,098
      3,000   Allegheny Technologies, Inc.                                   7.88          8/15/2023         3,244
      2,000   Carpenter Technology Corp.                                     5.20          7/15/2021         2,041
     10,000   Worthington Industries, Inc.                                   4.55          4/15/2026         9,985
                                                                                                        ----------
                                                                                                            20,368
                                                                                                        ----------
              Total Materials                                                                              114,454
                                                                                                        ----------
              REAL ESTATE (5.3%)
              -----------------
              REITs - DIVERSIFIED (0.3%)
      7,500   Spirit Realty, LP                                              4.45          9/15/2026         7,218
      5,000   Washington REIT                                                3.95         10/15/2022         5,017
                                                                                                        ----------
                                                                                                            12,235
                                                                                                        ----------
              REITs - HEALTH CARE (1.2%)
      4,901   MPT Operating Partnership, LP/MPT Finance
                Corp.                                                        5.25          8/01/2026         4,864
      2,000   Nationwide Health Properties, Inc. (Put Date
                10/01/2027)(k)                                               6.90         10/01/2037         2,465
     10,000   Omega Healthcare Investors, Inc.                               4.95          4/01/2024        10,123
      7,500   Physicians Realty, LP                                          4.30          3/15/2027         7,232
      4,000   Sabra Health Care, LP                                          5.13          8/15/2026         3,845
      4,000   Sabra Health Care, LP/Sabra Capital Corp.                      5.50          2/01/2021         4,058
      2,000   Sabra Health Care, LP/Sabra Capital Corp.                      5.38          6/01/2023         2,015
      2,000   Senior Housing Properties Trust                                6.75         12/15/2021         2,137
      3,000   Welltower, Inc.                                                6.13          4/15/2020         3,136
      2,000   Welltower, Inc.                                                4.95          1/15/2021         2,055
      3,000   Welltower, Inc.                                                4.25          4/15/2028         2,972
                                                                                                        ----------
                                                                                                            44,902
                                                                                                        ----------
              REITs - HOTEL & RESORT (0.2%)
      5,000   Hospitality Properties Trust                                   4.95          2/15/2027         4,952
      2,000   Hospitality Properties Trust                                   4.38          2/15/2030         1,846
                                                                                                        ----------
                                                                                                             6,798
                                                                                                        ----------
              REITs - OFFICE (1.1%)
      7,000   Alexandria Real Estate Equities, Inc.                          4.60          4/01/2022         7,207
     10,000   Alexandria Real Estate Equities, Inc.(g)                       4.70          7/01/2030        10,117
      2,000   Boston Properties, LP                                          5.88         10/15/2019         2,055
      8,000   Boston Properties, LP                                          3.85          2/01/2023         8,048
      7,500   Columbia Property Trust Operating Partnership, LP              3.65          8/15/2026         7,011

================================================================================

38  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
$     5,000   Hudson Pacific Properties, LP                                  3.95%        11/01/2027    $    4,696
      4,444   SL Green Operating Partnership, LP                             3.25         10/15/2022         4,320
                                                                                                        ----------
                                                                                                            43,454
                                                                                                        ----------
              REITs - RESIDENTIAL (0.6%)
      5,550   AvalonBay Communities, Inc.                                    2.85          3/15/2023         5,367
      9,000   ERP Operating, LP                                              2.85         11/01/2026         8,351
     10,000   UDR, Inc.                                                      4.63          1/10/2022        10,276
                                                                                                        ----------
                                                                                                            23,994
                                                                                                        ----------
              REITs - RETAIL (1.0%)
      5,000   CBL & Associates, LP(h)                                        5.25         12/01/2023         4,429
      3,000   Federal Realty Investment Trust                                3.00          8/01/2022         2,932
     10,000   Federal Realty Investment Trust                                2.75          6/01/2023         9,554
        741   Federal Realty Investment Trust                                3.25          7/15/2027           694
      5,000   National Retail Properties, Inc.                               4.00         11/15/2025         4,907
      2,000   Realty Income Corp.                                            5.75          1/15/2021         2,098
      5,000   Realty Income Corp.                                            3.88          4/15/2025         4,942
      5,000   Realty Income Corp.                                            4.13         10/15/2026         4,971
      6,000   Realty Income Corp.                                            3.00          1/15/2027         5,489
                                                                                                        ----------
                                                                                                            40,016
                                                                                                        ----------
              REITs - SPECIALIZED (0.9%)
      5,000   American Tower Corp.                                           3.45          9/15/2021         4,990
      5,000   American Tower Corp.                                           5.90         11/01/2021         5,325
     21,204   CC Holdings GS V, LLC/Crown Castle GS III Corp.                3.85          4/15/2023        21,055
      5,000   EPR Properties                                                 4.75         12/15/2026         4,892
                                                                                                        ----------
                                                                                                            36,262
                                                                                                        ----------
              Total Real Estate                                                                            207,661
                                                                                                        ----------
              TELECOMMUNICATION SERVICES (1.9%)
              ---------------------------------
              ALTERNATIVE CARRIERS (0.4%)
      2,000   CenturyLink, Inc.                                              6.45          6/15/2021         2,073
      5,000   CenturyLink, Inc.                                              5.80          3/15/2022         5,019
      2,000   CenturyLink, Inc.(h)                                           6.75         12/01/2023         2,055
      6,000   Qwest Corp.                                                    6.75         12/01/2021         6,393
                                                                                                        ----------
                                                                                                            15,540
                                                                                                        ----------
              INTEGRATED TELECOMMUNICATION SERVICES (1.0%)
     10,000   AT&T, Inc.                                                     4.50          5/15/2035         9,381
      2,000   AT&T, Inc.                                                     5.25          3/01/2037         2,008
      3,000   Frontier Communications Corp.(h)                               6.25          9/15/2021         2,670
      5,000   Frontier Communications Corp.                                 11.00          9/15/2025         4,080
     20,000   Verizon Communications, Inc.                                   4.50          8/10/2033        19,892
                                                                                                        ----------
                                                                                                            38,031
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              WIRELESS TELECOMMUNICATION SERVICES (0.5%)
$     4,605   Grain Spectrum Funding II, LLC(a)                              3.29%        10/10/2034    $    4,567
      4,875   Sprint Spectrum Co., LLC/Sprint Spectrum Co.
                II, LLC/Sprint Spectrum Co. III, LLC(a)                      3.36          3/20/2023         4,863
     10,000   Sprint Spectrum Co., LLC/Sprint Spectrum Co.
                II, LLC/Sprint Spectrum Co. III, LLC(a)                      5.15          9/20/2029         9,950
      1,000   T-Mobile USA, Inc.                                             4.75          2/01/2028           928
                                                                                                        ----------
                                                                                                            20,308
                                                                                                        ----------
              Total Telecommunication Services                                                              73,879
                                                                                                        ----------
              UTILITIES (5.5%)
              ----------------
              ELECTRIC UTILITIES (3.7%)
      4,736   Bruce Mansfield Unit Pass-Through Trust(l)                     6.85          6/01/2034         2,711
     15,000   Cleco Corporate Holdings, LLC                                  3.74          5/01/2026        14,109
        495   DPL, Inc.                                                      6.75         10/01/2019           512
     10,000   Duke Energy Carolinas, LLC                                     2.50          3/15/2023         9,610
      5,000   Duke Energy Indiana, LLC                                       3.75          5/15/2046         4,658
      1,045   Duke Energy Progress, LLC                                      6.13          9/15/2033         1,255
      3,500   Duquesne Light Holdings, Inc.(a)                               5.90         12/01/2021         3,698
     13,000   Duquesne Light Holdings, Inc.(a)                               3.62          8/01/2027        12,237
     10,000   Entergy Texas, Inc.                                            2.55          6/01/2021         9,731
      3,500   FirstEnergy Corp.                                              3.90          7/15/2027         3,417
      5,000   Georgia Power Co.                                              3.25          4/01/2026         4,794
      2,000   Indiana Michigan Power Co.                                     7.00          3/15/2019         2,053
      4,667   IPALCO Enterprises, Inc.                                       3.70          9/01/2024         4,508
      3,750   ITC Holdings Corp.(g)                                          3.35         11/15/2027         3,523
      2,000   Metropolitan Edison Co.                                        7.70          1/15/2019         2,043
      3,000   N.V. Energy, Inc.                                              6.25         11/15/2020         3,194
      2,000   Oglethorpe Power Corp.                                         6.10          3/15/2019         2,040
      5,000   Oncor Electric Delivery Co., LLC                               3.75          4/01/2045         4,790
      5,000   Pacific Gas & Electric Co.                                     2.95          3/01/2026         4,522
     15,000   PPL Capital Funding, Inc. (3 mo. LIBOR + 2.67%)                5.00(b)       3/30/2067        14,789
      6,900   Southern California Edison Co.
                (3 mo. LIBOR + 4.20%)                                        6.25(i)               -(j)      7,374
     10,000   Southern Co.                                                   3.25          7/01/2026         9,505
      5,000   System Energy Resources, Inc.                                  4.10          4/01/2023         5,031
      4,000   Texas-New Mexico Power Co.(a)                                  9.50          4/01/2019         4,170
     10,000   Xcel Energy, Inc.                                              3.30          6/01/2025         9,649
                                                                                                        ----------
                                                                                                           143,923
                                                                                                        ----------
              GAS UTILITIES (0.5%)
      1,000   Atmos Energy Corp.                                             8.50          3/15/2019         1,035
     10,000   National Fuel Gas Co.                                          3.75          3/01/2023         9,865
      1,000   National Fuel Gas Co.                                          7.38          6/13/2025         1,142

================================================================================

40  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
$     4,000   National Fuel Gas Co.                                          3.95%         9/15/2027    $    3,782
      6,120   Spire, Inc.                                                    3.54          2/27/2024         5,978
                                                                                                        ----------
                                                                                                            21,802
                                                                                                        ----------
              MULTI-UTILITIES (0.9%)
      2,000   Ameren Illinois Co.                                            9.75         11/15/2018         2,040
      3,000   Black Hills Corp.                                              5.88          7/15/2020         3,130
      5,000   Black Hills Corp.                                              3.95          1/15/2026         4,924
      2,000   CMS Energy Corp.                                               6.25          2/01/2020         2,084
      3,000   CMS Energy Corp.                                               5.05          3/15/2022         3,133
      5,000   Consumers Energy Co.                                           2.85          5/15/2022         4,944
      6,050   Dominion Energy, Inc. (3 mo. LIBOR + 2.83%)                    5.16(b)       6/30/2066         5,853
      3,000   Dominion Energy, Inc. (3 mo. LIBOR + 2.30%)                    4.63(b)       9/30/2066         2,895
      2,000   Sempra Energy                                                  9.80          2/15/2019         2,074
      4,500   WEC Energy Group, Inc. (3 mo. LIBOR + 2.11%)                   4.46(b)       5/15/2067         4,433
                                                                                                        ----------
                                                                                                            35,510
                                                                                                        ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.1%)
      3,000   ONEOK, Inc.                                                    4.25          2/01/2022         3,055
                                                                                                        ----------
              WATER UTILITIES (0.3%)
     10,000   Aquarion Co.(a)                                                4.00          8/15/2024        10,071
                                                                                                        ----------
              Total Utilities                                                                              214,361
                                                                                                        ----------
              Total Corporate Obligations (cost: $2,306,487)                                             2,306,260
                                                                                                        ----------

              EURODOLLAR AND YANKEE OBLIGATIONS (19.9%)

              CONSUMER DISCRETIONARY (0.4%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (0.1%)
      5,000   Daimler Finance, N.A., LLC(a)                                  2.25          7/31/2019         4,967
                                                                                                        ----------
              HOTELS, RESORTS & CRUISE LINES (0.2%)
      5,000   Silversea Cruise Finance Ltd.(a)                               7.25          2/01/2025         5,438
                                                                                                        ----------
              PUBLISHING (0.1%)
      4,622   Pearson Funding Four plc(a)                                    3.75          5/08/2022         4,552
                                                                                                        ----------
              Total Consumer Discretionary                                                                  14,957
                                                                                                        ----------
              CONSUMER STAPLES (1.9%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.2%)
      8,000   Viterra, Inc.(a)                                               5.95          8/01/2020         8,317
                                                                                                        ----------
              BREWERS (0.5%)
     15,000   Anheuser-Busch InBev Finance, Inc.                             3.65          2/01/2026        14,740
      6,500   Anheuser-Busch InBev Worldwide, Inc.                           4.38          4/15/2038         6,470
                                                                                                        ----------
                                                                                                            21,210
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              DISTILLERS & VINTNERS (0.4%)
$     6,400   Bacardi Ltd.(a)                                                2.75%         7/15/2026    $    5,572
     10,000   Becle S.A. de C.V.(a)                                          3.75          5/13/2025         9,622
                                                                                                        ----------
                                                                                                            15,194
                                                                                                        ----------
              FOOD RETAIL (0.1%)
        109   Ahold Lease USA, Inc. Pass-Through Trust                       7.82          1/02/2020           111
      3,334   Alimentation Couche-Tard, Inc.(a)                              3.55          7/26/2027         3,180
                                                                                                        ----------
                                                                                                             3,291
                                                                                                        ----------
              PACKAGED FOODS & MEATS (0.2%)
      1,481   JBS USA, LLC (3 mo. LIBOR + 2.50%)(f)                          4.83         10/30/2022         1,482
      5,000   Smithfield Foods, Inc.(a)                                      4.25          2/01/2027         4,786
                                                                                                        ----------
                                                                                                             6,268
                                                                                                        ----------
              TOBACCO (0.5%)
      2,000   BAT Capital Corp.(a)                                           4.39          8/15/2037         1,924
     10,000   BAT International Finance plc(a)                               3.25          6/07/2022         9,807
     10,000   Imperial Brands Finance plc(a)                                 4.25          7/21/2025         9,953
                                                                                                        ----------
                                                                                                            21,684
                                                                                                        ----------
              Total Consumer Staples                                                                        75,964
                                                                                                        ----------
              ENERGY (1.8%)
              -------------
              INTEGRATED OIL & GAS (0.7%)
     10,000   BP Capital Markets plc(g)                                      3.02          1/16/2027         9,494
      1,000   Husky Energy, Inc.                                             7.25         12/15/2019         1,051
      5,000   Petroleos Mexicanos(h)                                         4.50          1/23/2026         4,670
     10,000   Petroleos Mexicanos                                            6.50          3/13/2027        10,163
                                                                                                        ----------
                                                                                                            25,378
                                                                                                        ----------
              OIL & GAS DRILLING (0.1%)
      5,000   Noble Holding International Ltd.(h)                            7.95          4/01/2025         4,750
                                                                                                        ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.4%)
      2,750   Aker BP ASA(a)                                                 6.00          7/01/2022         2,852
      1,500   Aker BP ASA(a)                                                 5.88          3/31/2025         1,543
      4,500   Canadian Natural Resources Ltd.                                3.85          6/01/2027         4,398
      2,940   Hunt Oil Co. of Peru, LLC Sucursal Del Peru(a)                 6.38          6/01/2028         3,072
      2,000   Woodside Finance Ltd.(a)                                       4.60          5/10/2021         2,036
                                                                                                        ----------
                                                                                                            13,901
                                                                                                        ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.6%)
      5,000   APT Pipelines Ltd.(a)                                          4.20          3/23/2025         4,937
      1,275   Nakilat, Inc.(a)                                               6.07         12/31/2033         1,409
      2,000   TransCanada PipeLines Ltd.                                     7.13          1/15/2019         2,039

================================================================================

42  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
$    10,000   TransCanada PipeLines Ltd.                                     4.75%         5/15/2038    $   10,273
      6,860   TransCanada PipeLines Ltd.
                (3 mo. LIBOR + 2.21%)                                        4.55(b)       5/15/2067         6,461
                                                                                                        ----------
                                                                                                            25,119
                                                                                                        ----------
              Total Energy                                                                                  69,148
                                                                                                        ----------
              FINANCIALS (5.8%)
              -----------------
              DIVERSIFIED BANKS (4.5%)
     10,000   ABN AMRO Bank N.V.(a)                                          4.75          7/28/2025        10,081
     10,000   ABN AMRO Bank N.V.(a)                                          4.80          4/18/2026        10,109
     10,000   Australia & New Zealand Banking Group Ltd.(a)                  4.40          5/19/2026         9,810
      3,750   Bank of Montreal (5 yr. Semi-Annual
                Swap + 1.43%)                                                3.80(i)      12/15/2032         3,508
      2,450   Barclays Bank plc (6 mo. LIBOR + 0.25%)                        2.75(b)               -(j)      1,974
      6,200   Barclays Bank plc                                              4.84          5/09/2028         5,915
     15,000   BNP Paribas S.A.(a)                                            4.38          5/12/2026        14,707
     10,000   Cooperatieve Rabobank U.A.                                     3.88          2/08/2022        10,147
      8,451   Cooperatieve Rabobank U.A.                                     3.95         11/09/2022         8,462
     10,000   Credit Suisse Group Funding Ltd.                               4.55          4/17/2026        10,150
     10,000   HSBC Bank plc (6 mo. LIBOR + 0.25%)                            2.81(b)               -(j)      7,715
     10,000   HSBC Holdings plc                                              3.90          5/25/2026         9,825
      5,900   ING Groep N.V.                                                 3.95          3/29/2027         5,815
      5,000   Lloyds Banking Group plc (3 mo. LIBOR + 1.21%)                 3.57(i)      11/07/2028         4,650
     10,000   Nordea Bank AB(a)                                              4.25          9/21/2022        10,140
      4,000   Royal Bank of Scotland Group plc
                (3 mo. LIBOR + 2.32%)(h)                                     4.65(b)               -(j)      3,838
     10,000   Royal Bank of Scotland Group plc                               6.13         12/15/2022        10,578
     15,000   Santander UK plc(a)                                            5.00         11/07/2023        15,252
      7,500   Standard Chartered plc (3 mo. LIBOR + 1.97%)(a)                4.87(i)       3/15/2033         7,320
      7,500   Swedbank AB(a)                                                 2.65          3/10/2021         7,373
     10,000   Westpac Banking Corp.
                (5 yr. Semi-Annual Swap + 2.24%)                             4.32(i)      11/23/2031         9,601
                                                                                                        ----------
                                                                                                           176,970
                                                                                                        ----------
              DIVERSIFIED CAPITAL MARKETS (0.1%)
      2,222   Credit Suisse Group AG (3 mo. LIBOR + 1.41%)(a)                3.87(i)       1/12/2029         2,130
                                                                                                        ----------
              PROPERTY & CASUALTY INSURANCE (0.9%)
     20,056   QBE Capital Funding III Ltd.
                (10 wk. LIBOR + 4.05%)(a)                                    7.25(i)       5/24/2041        21,736
      5,000   XLIT Ltd. (3 mo. LIBOR + 2.46%)(h)                             4.80(b)               -(j)      4,938
     10,000   XLIT Ltd.                                                      4.45          3/31/2025         9,906
                                                                                                        ----------
                                                                                                            36,580
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              THRIFTS & MORTGAGE FINANCE (0.3%)
$     2,850   Nationwide Building Society
                (3 mo. LIBOR + 1.39%)(a),(o)                                 4.36%(i)      8/01/2024    $    2,860
     10,000   Nationwide Building Society(a)                                 4.00          9/14/2026         9,475
                                                                                                        ----------
                                                                                                            12,335
                                                                                                        ----------
              Total Financials                                                                             228,015
                                                                                                        ----------
              HEALTH CARE (0.5%)
              ------------------
              PHARMACEUTICALS (0.5%)
      5,000   Bayer U.S. Finance II, LLC(a),(g)                              4.63          6/25/2038         5,056
     15,000   Teva Pharmaceutical Finance Netherlands III B.V.               3.15         10/01/2026        12,770
        500   Teva Pharmaceutical Finance Netherlands III B.V.(h)            6.75          3/01/2028           534
                                                                                                        ----------
              Total Health Care                                                                             18,360
                                                                                                        ----------
              INDUSTRIALS (3.9%)
              -----------------
              Aerospace & Defense (0.3%)
     10,000   BAE Systems Holdings, Inc.(a)                                  3.85         12/15/2025         9,899
      2,898   DAE Funding, LLC(a)                                            4.50          8/01/2022         2,862
                                                                                                        ----------
                                                                                                            12,761
                                                                                                        ----------
              AGRICULTURE & FARM MACHINERY (0.1%)
      5,000   CNH Industrial N.V.                                            3.85         11/15/2027         4,703
                                                                                                        ----------
              AIRLINES (1.4%)
      5,000   Air Canada Pass-Through Trust(a)                               5.00          3/15/2020         5,044
      3,271   Air Canada Pass-Through Trust(a)                               5.38         11/15/2022         3,345
      8,163   Air Canada Pass-Through Trust(a)                               3.88          9/15/2024         8,021
      7,854   Air Canada Pass-Through Trust(a)                               4.13         11/15/2026         7,871
      5,421   Air Canada Pass-Through Trust(a)                               3.75          6/15/2029         5,333
     12,146   British Airways Pass-Through Trust(a)                          4.63         12/20/2025        12,515
      2,972   Latam Airlines Pass-Through Trust                              4.20          8/15/2029         2,858
      1,071   Virgin Australia Pass-Through Trust(a)                         6.00          4/23/2022         1,090
     10,000   WestJet Airlines Ltd.(a)                                       3.50          6/16/2021         9,868
                                                                                                        ----------
                                                                                                            55,945
                                                                                                        ----------
              AIRPORT SERVICES (0.6%)
     10,000   Heathrow Funding Ltd.(a)                                       4.88          7/15/2023        10,434
     10,000   Sydney Airport Finance Co. Proprietary Ltd.(a)                 3.90          3/22/2023         9,879
      2,000   Sydney Airport Finance Co. Proprietary Ltd.                    3.63          4/28/2026         1,922
                                                                                                        ----------
                                                                                                            22,235
                                                                                                        ----------
              DIVERSIFIED SUPPORT SERVICES (0.1%)
      5,500   Brambles USA, Inc.(a)                                          4.13         10/23/2025         5,477
                                                                                                        ----------
              INDUSTRIAL CONGLOMERATES (0.9%)
      7,500   CK Hutchison International Ltd.(a)                             2.75         10/03/2026         6,770
      5,000   CK Hutchison International Ltd.(a)                             3.50          4/05/2027         4,761

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44  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
$     2,000   Hutchison Whampoa International 11 Ltd.(a)                     4.63%         1/13/2022    $    2,058
     20,000   Siemens Financieringsmaatschappij N.V.(a)                      3.25          5/27/2025        19,479
      1,000   Siemens Financieringsmaatschappij N.V.(a)                      6.13          8/17/2026         1,148
                                                                                                        ----------
                                                                                                            34,216
                                                                                                        ----------
              RAILROADS (0.3%)
      4,261   Asciano Finance Ltd.(a)                                        4.63          9/23/2020         4,315
      8,000   Canadian National Railway Co.                                  2.75          3/01/2026         7,516
                                                                                                        ----------
                                                                                                            11,831
                                                                                                        ----------
              TRADING COMPANIES & DISTRIBUTORS (0.2%)
      3,000   AerCap Ireland Capital DAC/AerCap Global
                Aviation Trust                                               4.63          7/01/2022         3,054
      5,000   Ashtead Capital, Inc.(a),(g)                                   5.25          8/01/2026         5,056
                                                                                                        ----------
                                                                                                             8,110
                                                                                                        ----------
              Total Industrials                                                                            155,278
                                                                                                        ----------
              INFORMATION TECHNOLOGY (0.1%)
              -----------------------------
              ELECTRONIC MANUFACTURING SERVICES (0.1%)
      5,000   Tyco Electronics Group S.A.                                    3.50          2/03/2022         5,024
      1,200   Tyco Electronics Group S.A.                                    3.13          8/15/2027         1,123
                                                                                                        ----------
              Total Information Technology                                                                   6,147
                                                                                                        ----------
              MATERIALS (3.7%)
              ----------------
              COMMODITY CHEMICALS (0.3%)
     10,000   Braskem Finance Ltd.                                           6.45          2/03/2024        10,835
                                                                                                        ----------
              CONSTRUCTION MATERIALS (0.0%)
      1,154   Boral Finance Proprietary Ltd.(a)                              3.75          5/01/2028         1,087
      1,000   Votorantim Cimentos S.A.                                       7.25          4/05/2041         1,031
                                                                                                        ----------
                                                                                                             2,118
                                                                                                        ----------
              COPPER (0.1%)
      3,000   Southern Copper Corp.                                          3.88          4/23/2025         3,002
                                                                                                        ----------
              DIVERSIFIED CHEMICALS (0.1%)
      3,000   Incitec Pivot Finance, LLC(a)                                  6.00         12/10/2019         3,091
                                                                                                        ----------
              DIVERSIFIED METALS & MINING (0.8%)
      5,000   Anglo American Capital plc(a)                                  4.13          4/15/2021         5,031
      2,500   Anglo American Capital plc(a)                                  3.75          4/10/2022         2,466
      3,333   Anglo American Capital plc(a)                                  4.00          9/11/2027         3,070
     15,000   Glencore Funding, LLC(a)                                       4.00          3/27/2027        14,140
      5,000   Teck Resources Ltd.                                            3.75          2/01/2023         4,950
                                                                                                        ----------
                                                                                                            29,657
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  45

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.6%)
$    10,000   Nutrien Ltd.                                                   3.00%         4/01/2025    $    9,224
      7,230   Yara International ASA(a)                                      3.80          6/06/2026         6,903
      7,773   Yara International ASA(a)                                      4.75          6/01/2028         7,899
                                                                                                        ----------
                                                                                                            24,026
                                                                                                        ----------
              GOLD (0.7%)
     15,000   Goldcorp, Inc.                                                 3.70          3/15/2023        15,009
     10,000   Kinross Gold Corp.                                             5.95          3/15/2024        10,395
      2,000   Kinross Gold Corp.(g)                                          4.50          7/15/2027         1,860
                                                                                                        ----------
                                                                                                            27,264
                                                                                                        ----------
              METAL & GLASS CONTAINERS (0.2%)
      1,000   Ardagh Packaging Finance plc / Ardagh Holdings
                USA, Inc.(a)                                                 4.25          9/15/2022           985
      7,500   CCL Industries, Inc.(a)                                        3.25         10/01/2026         6,874
                                                                                                        ----------
                                                                                                             7,859
                                                                                                        ----------
              PAPER PACKAGING (0.1%)
      2,719   Klockner-Pentaplast of America, Inc.
                (1 mo. LIBOR + 4.25%)(f)                                     6.33          6/30/2022         2,609
                                                                                                        ----------
              PAPER PRODUCTS (0.1%)
      5,000   Amcor Finance USA, Inc.(a)                                     3.63          4/28/2026         4,744
                                                                                                        ----------
              PRECIOUS METALS & MINERALS (0.3%)
     12,000   Fresnillo plc(a)                                               5.50         11/13/2023        12,702
                                                                                                        ----------
              STEEL (0.4%)
      2,000   ArcelorMittal                                                  5.50          3/01/2021         2,080
      4,000   ArcelorMittal                                                  6.25          2/25/2022         4,309
      5,000   Vale Overseas Ltd.                                             4.38          1/11/2022         5,103
      5,000   Vale Overseas Ltd.                                             6.25          8/10/2026         5,512
                                                                                                        ----------
                                                                                                            17,004
                                                                                                        ----------
              Total Materials                                                                              144,911
                                                                                                        ----------
              REAL ESTATE (0.3%)
              ------------------
              REITs - RETAIL (0.3%)
     10,750   WEA Finance, LLC/Westfield UK & Europe
                Finance plc(a)                                               3.75          9/17/2024        10,601
                                                                                                        ----------
              TELECOMMUNICATION SERVICES (0.3%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
     10,000   Deutsche Telekom International Finance B.V.(a),(g)             4.38          6/21/2028        10,068
                                                                                                        ----------
              WIRELESS TELECOMMUNICATION SERVICES (0.1%)
      3,333   Vodafone Group plc                                             5.00          5/30/2038         3,400
                                                                                                        ----------
              Total Telecommunication Services                                                              13,468
                                                                                                        ----------

================================================================================

46  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              UTILITIES (1.2%)
              ----------------
              ELECTRIC UTILITIES (1.1%)
$     5,000   Comision Federal de Electricidad(a)                            4.75%         2/23/2027    $    4,975
      6,000   EDP Finance B.V.(a)                                            4.13          1/15/2020         6,052
     10,000   Electricite de France S.A. (10 wk. LIBOR + 3.71%)(a)           5.25(i)               -(j)      9,950
      5,000   Emera U.S. Finance, LP                                         3.55          6/15/2026         4,747
      5,000   Enel Finance International N.V.(a)                             3.63          5/25/2027         4,652
     10,000   Fortis, Inc.                                                   3.06         10/04/2026         9,177
      3,500   Transelec S.A.(a)                                              3.88          1/12/2029         3,259
                                                                                                        ----------
                                                                                                            42,812
                                                                                                        ----------
              GAS UTILITIES (0.1%)
      5,000   Infraestructura Energetica Nova S.A.B. de C.V.(a)              3.75          1/14/2028         4,526
                                                                                                        ----------
              Total Utilities                                                                               47,338
                                                                                                        ----------
              Total Eurodollar and Yankee Obligations (cost: $787,589)                                     784,187
                                                                                                        ----------

              FOREIGN GOVERNMENT OBLIGATIONS (0.4%)
      5,000   Italy Government International Bond                            5.38          6/15/2033         5,362
  CAD15,000   Province of Alberta                                            2.55         12/15/2022        11,515
                                                                                                        ----------
              Total Foreign Government Obligations (cost: $20,622)                                          16,877
                                                                                                        ----------

              MUNICIPAL OBLIGATIONS (4.5%)

              CALIFORNIA (0.3%)
$       245   Escondido Joint Powers Financing Auth.
                (INS - National Public Finance Guarantee Corp.)              5.53          9/01/2018           245
      1,250   Las Virgenes Unified School District                           5.54          8/01/2025         1,360
      3,000   Long Beach Unified School District                             5.91          8/01/2025         3,346
      3,000   Los Alamitos Unified School District                           6.19          2/01/2026         3,486
      5,000   San Jose Redev. Agency Successor Agency                        3.23          8/01/2027         4,829
                                                                                                        ----------
                                                                                                            13,266
                                                                                                        ----------
              COLORADO (0.0%)
      1,000   State Board of Governors Univ. Enterprise System               4.90          3/01/2021         1,039
                                                                                                        ----------
              CONNECTICUT (0.1%)
      3,000   State Dev. Auth.                                               5.50          4/01/2021         3,254
                                                                                                        ----------
              FLORIDA (0.5%)
      5,000   Miami-Dade County School Board (INS - Assured
                Guaranty Municipal Corp.)                                    5.38          5/01/2031         5,397
      3,300   Miami-Dade County Transit System                               4.59          7/01/2021         3,368
      4,000   Palm Beach County School District                              5.40          8/01/2025         4,404
      2,000   State Department of Environmental Protection                   5.76          7/01/2020         2,054
      2,500   Tohopekaliga Water Auth. (PRE)                                 5.25         10/01/2036         2,762
                                                                                                        ----------
                                                                                                            17,985
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  47

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              ILLINOIS (0.5%)
$     4,975   Chicago Midway International Airport                           5.00%         1/01/2024    $    5,601
      2,470   Chicago Midway International Airport                           5.00          1/01/2025         2,741
      1,500   Finance Auth.                                                  5.45          8/01/2038         1,529
      1,000   State                                                          5.00          1/01/2019         1,012
      5,000   State                                                          5.00          8/01/2019         5,131
      1,405   Will County                                                    4.28         11/15/2018         1,412
                                                                                                        ----------
                                                                                                            17,426
                                                                                                        ----------
              MAINE (0.1%)
      5,000   Eastern Maine Healthcare Systems                               5.02          7/01/2036         4,904
                                                                                                        ----------
              MARYLAND (0.3%)
      3,000   Baltimore Board of School Commissioners                        5.69         12/15/2025         3,433
      2,295   EDC                                                            4.05          6/01/2027         2,231
      2,390   EDC                                                            4.15          6/01/2028         2,312
      2,490   EDC                                                            4.25          6/01/2029         2,402
      1,330   EDC                                                            4.35          6/01/2030         1,281
      1,385   EDC                                                            4.40          6/01/2031         1,334
                                                                                                        ----------
                                                                                                            12,993
                                                                                                        ----------
              MASSACHUSETTS (0.1%)
      3,000   Boston Medical Center Corp.                                    3.91          7/01/2028         2,890
                                                                                                        ----------
              NEW JERSEY (0.8%)
      2,525   Atlantic City                                                  4.23          9/01/2025         2,519
      2,410   Atlantic City                                                  4.29          9/01/2026         2,410
     10,000   EDA                                                            4.45          6/15/2020        10,181
     10,000   EDA                                                            5.25          9/01/2026        10,542
      2,500   EDA                                                            5.71          6/15/2030         2,753
      3,000   Transportation Trust Fund Auth.                                5.75         12/15/2028         3,318
                                                                                                        ----------
                                                                                                            31,723
                                                                                                        ----------
              NEW YORK (0.9%)
      5,000   Bon Secours Charity Health System, Inc.                        5.25         11/01/2025         5,062
      3,000   MTA                                                            5.20         11/15/2018         3,021
      5,000   MTA                                                            6.73         11/15/2030         6,160
      5,000   New York City                                                  6.27         12/01/2037         6,396
      2,500   New York City Transitional Finance Auth.                       5.00          2/01/2035         2,676
      3,000   Rensselaer Polytechnic Institute                               5.60          9/01/2020         3,123
      5,000   State Mortgage Agency                                          4.20         10/01/2027         5,091
        110   Town of Oyster Bay                                             3.55          2/01/2019           110
      1,825   Town of Oyster Bay                                             3.80          2/01/2020         1,823
      1,500   Town of Oyster Bay                                             3.95          2/01/2021         1,497
                                                                                                        ----------
                                                                                                            34,959
                                                                                                        ----------

================================================================================

48  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              NORTH CAROLINA (0.1%)
$     3,000   City of Kannapolis                                             7.28%         3/01/2027    $    3,171
                                                                                                        ----------
              OHIO (0.1%)
      3,000   Miami University                                               6.67          9/01/2028         3,617
                                                                                                        ----------
              OKLAHOMA (0.2%)
      5,250   Dev. Finance Auth.                                             5.45          8/15/2028         5,503
      1,365   Dev. Finance Auth.                                             5.88          8/01/2037         1,267
                                                                                                        ----------
                                                                                                             6,770
                                                                                                        ----------
              PENNSYLVANIA (0.0%)
      1,000   Economic Dev. Finance Auth.                                    3.20         11/15/2027           955
                                                                                                        ----------
              TENNESSEE (0.0%)
        422   Keenan Dev. Association of Tennessee, LLC
                (INS - XL Capital Assurance)(a)                              5.02          7/15/2028           428
                                                                                                        ----------
              TEXAS (0.4%)
      5,000   Baylor Scott & White Holdings                                  2.65         11/15/2026         4,554
      3,430   City of Austin CCD                                             6.76          8/01/2030         4,163
      4,350   Ector County Hospital District                                 6.80          9/15/2025         4,423
      4,300   Harris County                                                  4.45         11/15/2031         4,135
                                                                                                        ----------
                                                                                                            17,275
                                                                                                        ----------
              WASHINGTON (0.1%)
        100   American Eagle Northwest, LLC(a)                               4.97         12/15/2018           100
      5,000   State (PRE)                                                    5.25          2/01/2036         5,431
                                                                                                        ----------
                                                                                                             5,531
                                                                                                        ----------
              Total Municipal Obligations (cost: $169,470)                                                 178,186
                                                                                                        ----------

              PREFERRED BONDS (0.1%)

              FINANCIALS (0.1%)
              -----------------
              PROPERTY & CASUALTY INSURANCE (0.1%)
      3,000   Catlin Insurance Co. Ltd. (3 mo. LIBOR + 2.98%)(a),(h)
                (cost: $3,000)                                               5.32(b)               -(j)      2,978
                                                                                                        ----------
              U.S. GOVERNMENT AGENCY ISSUES(p) (3.4%)

              COMMERCIAL MORTGAGE-BACKED SECURITIES (3.0%)
      3,500   Fannie Mae(+)                                                  2.78(d)       2/25/2027         3,328
      2,500   Fannie Mae(+)                                                  2.96(d)       2/25/2027         2,406
      3,553   Fannie Mae(+)                                                  3.04(d)       3/25/2028         3,419
     20,000   Freddie Mac(+)                                                 2.65          8/25/2026        18,986
     15,000   Freddie Mac(+)                                                 2.67          3/25/2026        14,332
     10,000   Freddie Mac(+)                                                 2.81          1/25/2025         9,754
     12,000   Freddie Mac(+)                                                 2.85          3/25/2026        11,506

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  49

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
$    13,140   Freddie Mac(+)                                                 3.00%        12/25/2025    $   12,880
      2,922   Freddie Mac(+)                                                 3.30(d)      11/25/2027         2,883
     20,000   Freddie Mac(+)                                                 3.31          9/25/2025        20,030
      5,000   Freddie Mac(+)                                                 3.41         12/25/2026         4,996
      5,000   Freddie Mac(+)                                                 3.43(d)       1/25/2027         4,999
        891   Freddie Mac(+)                                                 3.46         11/25/2032           866
      3,000   Freddie Mac(+)                                                 3.65(d)       2/25/2028         3,035
      3,000   FREMF Mortgage Trust(a)                                        3.49(d)      11/25/2023         2,877
                                                                                                        ----------
                                                                                                           116,297
                                                                                                        ----------
              INTEREST-ONLY COMMERCIAL MORTGAGE BACKED SECURITIES (0.2%)
    139,139   Fannie Mae(+)                                                  0.57(d)       4/25/2022         2,339
     67,704   Freddie Mac(+)                                                 0.86(d)      10/25/2022         2,053
     68,609   Freddie Mac(+)                                                 1.27(d)       8/25/2022         2,887
     39,542   Freddie Mac(+)                                                 1.34(d)      12/25/2021         1,439
     20,923   Freddie Mac(+)                                                 1.64(d)       3/25/2022         1,024
                                                                                                        ----------
                                                                                                             9,742
                                                                                                        ----------
              MORTGAGE-BACKED PASS-THROUGH SECURITIES (0.2%)
      7,306   Fannie Mae(+)                                                  2.50          7/01/2027         7,131
        101   Freddie Mac(+)                                                 5.00          9/01/2020           102
         77   Freddie Mac(+)                                                 5.50          4/01/2036            83
                                                                                                        ----------
                                                                                                             7,316
                                                                                                        ----------
              Total U.S. Government Agency Issues (cost: $139,632)                                         133,355
                                                                                                        ----------

              U.S. TREASURY SECURITIES (4.9%)

              BONDS (2.4%)(q)
      5,050   2.25%, 8/15/2046                                                                               4,262
     50,000   2.50%, 2/15/2045                                                                              44,734
     20,000   2.75%, 8/15/2042                                                                              18,899
      5,000   2.75%, 11/15/2042                                                                              4,721
     10,000   2.88%, 11/15/2046                                                                              9,604
     10,000   3.50%, 2/15/2039                                                                              10,714
                                                                                                        ----------
                                                                                                            92,934
                                                                                                        ----------
              NOTES (2.5%)(q)
     37,000   1.63%, 2/15/2026                                                                              33,726
     10,000   2.25%, 11/15/2027                                                                              9,424
     47,900   2.38%, 5/15/2027(r)                                                                           45,767
     10,000   2.75%, 2/15/2028                                                                               9,822
                                                                                                        ----------
                                                                                                            98,739
                                                                                                        ----------
              Total U.S. Treasury Securities (cost: $203,415)                                              191,673
                                                                                                        ----------
              Total Bonds (cost: $3,812,712)                                                             3,798,411
                                                                                                        ----------

================================================================================

50  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (1.5%)

              PREFERRED STOCKS (1.5%)

              CONSUMER STAPLES (0.7%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.7%)
    400,000   CHS, Inc., 7.10%, (3 mo. LIBOR + 4.30%)(b),(j)                                            $   11,150
    150,000   Dairy Farmers of America, Inc., cumulative redeemable, 7.88%(a),(j)                           15,263
                                                                                                        ----------
              Total Consumer Staples                                                                        26,413
                                                                                                        ----------
              FINANCIALS (0.5%)
              -----------------
              DIVERSIFIED BANKS (0.2%)
     87,500   Citigroup Capital XIII, 8.71%, (3 mo. LIBOR + 6.37%)(b)                                        2,363
     50,000   HSBC Holdings plc, 6.20%(j)                                                                    1,307
      5,000   U.S. Bancorp, 3.50%, (3 mo. LIBOR + 1.02%)(b),(j)                                              4,583
                                                                                                        ----------
              Total Diversified Banks                                                                        8,253
                                                                                                        ----------
              LIFE & HEALTH INSURANCE (0.2%)
    369,987   Delphi Financial Group, Inc., cumulative
                redeemable, 5.53%, (3 mo. LIBOR + 3.19%)(b)                                                  8,186
                                                                                                        ----------
              REGIONAL BANKS (0.1%)
       2,000  CoBank ACB, 3.51%, (3 mo. LIBOR + 1.18%)(a),(b),(j)                                            1,340
                                                                                                        ----------
              REINSURANCE (0.0%)
       2,000  American Overseas Group Ltd., non-cumulative,
                5.91%, (3 mo. LIBOR + 3.56%)(b),(c),(e),(s)                                                    500
                                                                                                        ----------
              Total Financials                                                                              18,279
                                                                                                        ----------
              REAL ESTATE (0.1%)
              ------------------
              REITs - RESIDENTIAL (0.1%)
    100,000   Equity Residential Properties Trust, 8.29%, Series K,
                depositary shares, cumulative redeemable(j)                                                  6,475
                                                                                                        ----------
              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              ALTERNATIVE CARRIERS (0.1%)
    200,000   Qwest Corp., 6.50%                                                                             4,415
                                                                                                        ----------
              WIRELESS TELECOMMUNICATION SERVICES (0.1%)
      2,000   Centaur Funding Corp., 9.08%(a)                                                                2,230
                                                                                                        ----------
              Total Telecommunication Services                                                               6,645
                                                                                                        ----------
              Total Preferred Stocks (cost: $57,106)                                                        57,812
                                                                                                        ----------
              Total Equity Securities (cost: $57,106)                                                       57,812
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  51

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (0.8%)

              COMMERCIAL PAPER (0.8%)
$     3,100   CNH Industrial Capital, LLC(a)                                 3.25%         1/07/2019    $    3,063
      2,500   Enbridge (U.S.), Inc.(a)                                       2.90          8/01/2018         2,500
      9,393   Enbridge (U.S.), Inc.(a)                                       2.91          8/01/2018         9,393
        400   Enbridge Energy Partners, LP(a)                                3.12          8/24/2018           399
     12,000   Plains All American Pipeline LP(a)                             3.03          8/01/2018        12,000
      2,787   Sherwin-Williams Co.(a)                                        2.36          8/13/2018         2,785
                                                                                                        ----------
              Total Commercial Paper (cost: $30,133)                                                        30,140
                                                                                                        ----------

------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.0%)
     56,502   State Street Institutional Treasury Money Market Fund
                Premier Class, 1.81%(m) (cost: $56)                                                             57
                                                                                                        ----------
              Total Money Market Instruments (cost: $30,189)                                                30,197
                                                                                                        ----------

              SHORT-TERM INVESTMENTS PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (0.8%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.8%)
    495,253   Federated Government Obligations Fund Institutional Class, 1.78%(m)                              495
     44,994   Fidelity Government Portfolio Class I, 1.80%(m)                                                   45
    827,379   Goldman Sachs Financial Square Government Fund
                Institutional Class, 1.84%(m)                                                                  827
  4,693,244   HSBC US Government Money Market Fund Class I, 1.82%(m)                                         4,693
 24,835,022   Invesco Government & Agency Portfolio Institutional Class, 1.82%(m)                           24,835
  1,293,778   Morgan Stanley Institutional Liquidity Funds Government Portfolio
                Institutional Class, 1.81%(m)                                                                1,294
                                                                                                        ----------
              Total Short-Term Investments Purchased with Cash Collateral from
                Securities Loaned (cost: $32,190)                                                           32,189
                                                                                                        ----------

              TOTAL INVESTMENTS (COST: $3,932,197)                                                      $3,918,609
                                                                                                        ==========

================================================================================

52  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                        UNREALIZED
                                                           NOTIONAL                                  APPRECIATION/
NUMBER OF                               EXPIRATION          AMOUNT              CONTRACT            (DEPRECIATION)
CONTRACTS     DESCRIPTION                  DATE             (000)              VALUE (000)                   (000)
------------------------------------------------------------------------------------------------------------------
              FUTURES (1.5%)

              LONG FUTURES

              INTEREST RATE CONTRACTS
  207         U.S. Treasury Bond        9/19/2018         USD30,103             $29,595                      $(508)
  250         U.S. Treasury Note        9/19/2018         USD30,233              29,855                       (378)
                                                                                -------                      -----

              TOTAL LONG FUTURES                                                $59,450                      $(886)
                                                                                -------                      -----

              TOTAL FUTURES                                                     $59,450                      $(886)
                                                                                =======                      =====

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                           LEVEL 1             LEVEL 2             LEVEL 3             TOTAL
------------------------------------------------------------------------------------------------------------------
Bonds:
  Asset-Backed Securities                       $      -          $   55,805                $  -        $   55,805
  Collateralized Loan Obligations                      -              42,560                   -            42,560
  Collateralized Mortgage Obligations                  -               1,834                   -             1,834
  Commercial Mortgage Securities                       -              84,696                   -            84,696
  Corporate Obligations                                -           2,306,260                   -         2,306,260
  Eurodollar and Yankee Obligations                    -             784,187                   -           784,187
  Foreign Government Obligations                       -              16,877                   -            16,877
  Municipal Obligations                                -             178,186                   -           178,186
  Preferred Bonds                                      -               2,978                   -             2,978
  U.S. Government Agency Issues                        -             133,355                   -           133,355
  U.S. Treasury Securities                       191,673                   -                   -           191,673
Equity Securities:
  Preferred Stocks                                 1,307              56,005                 500            57,812
Money Market Instruments:
  Commercial Paper                                     -              30,140                   -            30,140
  Government & U.S. Treasury Money
    Market Funds                                      57                   -                   -                57
Short-Term Investments Purchased with
  Cash Collateral from Securities Loaned:
  Government & U.S. Treasury Money
    Market Funds                                  32,189                   -                   -            32,189
------------------------------------------------------------------------------------------------------------------
Total                                           $225,226          $3,692,883                $500        $3,918,609
------------------------------------------------------------------------------------------------------------------
LIABILITIES                                      LEVEL 1             LEVEL 2             LEVEL 3             TOTAL
------------------------------------------------------------------------------------------------------------------
Futures(1)                                      $   (886)         $        -                $  -        $     (886)
------------------------------------------------------------------------------------------------------------------
Total                                           $   (886)         $        -                $  -        $     (886)
------------------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  53

================================================================================

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2017, through July 31, 2018, there were no transfers of securities between levels. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

54  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 21.8% of net assets at July 31, 2018.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  55

================================================================================

    of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages paydown.

    COLLATERALIZED LOAN OBLIGATIONS (CLOs) - Collateralized loan obligations are securities issued by entities that are collateralized by a pool of loans. CLOs are issued in multiple classes (tranches), and can be equity or debt with specific adjustable or fixed interest rates, and varying maturities. The cash flow from the underlying loans is used to pay off each tranche separately within the debt, or senior tranches. Equity, or subordinated tranches, typically are not paid a cash flow but do offer ownership in the CLO itself in the event of a sale.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

================================================================================

56  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    COMMERCIAL PAPER - Consists of short-term unsecured promissory notes with maturities ranging from one to 270 days, issued mainly by corporations. Commercial paper is usually purchased at a discount and matures at par value; however, it also may be interest-bearing.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CAD     Canadian Dollar

    CCD     Community College District

    CMT     Constant Maturity Treasury

    EDA     Economic Development Authority

    EDC     Economic Development Corp.

    LIBOR   London Interbank Offered Rate

    MTA     Metropolitan Transportation Authority

    PRE     Pre-refunded to a date prior to maturity

    REITs Real estate investment trusts - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    INS Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  57

================================================================================

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (b) Variable-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at July 31, 2018.

    (c) Security was fair valued at July 31, 2018, by USAA Asset Management Company in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees. The total value of all such securities was $5,500,000, which represented 0.1% of the Fund's net assets.

    (d) Stated interest rates may change slightly over time as underlying mortgages paydown.

    (e) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees. The aggregate market value of these securities at July 31, 2018, was $8,368,000, which represented 0.2% of the Fund's net assets.

    (f) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the all in interest rate of all contracts within the loan facility. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at July 31, 2018. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

================================================================================

58  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    (g) The security, or a portion thereof, is segregated to cover the value of open futures contracts at July 31, 2018.

    (h) The security, or a portion thereof, was out on loan as of July 31, 2018.

    (i) Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.

    (j) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (k) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    (l) At July 31, 2018, the issuer was in default with respect to interest and/or principal payments.

    (m) Rate represents the money market fund annualized seven-day yield at July 31, 2018.

    (n) At July 31, 2018, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (o) Security or a portion of the security purchased on a delayed-delivery or when-issued basis.

    (p) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Federal Home Loan Mortgage Corporation (Freddie Mac or FHLMC) and Federal National Mortgage Association (Fannie Mae or FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  59

================================================================================

        of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (q) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

    (r) Securities with a value of $1,911,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (s) Security was classified as Level 3.

See accompanying notes to financial statements.

================================================================================

60  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including
      securities on loan of $31,280) (cost of $3,932,197)                      $3,918,609
   Cash                                                                               883
   Receivables:
      Capital shares sold                                                           3,925
      USAA Asset Management Company (Note 7)                                            5
      Interest                                                                     40,710
      Securities sold                                                               6,976
      Other                                                                            40
                                                                               ----------
         Total assets                                                           3,971,148
                                                                               ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                             32,189
      Securities purchased                                                          2,850
      Capital shares redeemed                                                       2,472
      Dividends on capital shares                                                     641
   Variation margin on futures contracts                                              885
   Accrued management fees                                                          1,190
   Accrued transfer agent's fees                                                       82
   Other accrued expenses and payables                                                219
                                                                               ----------
         Total liabilities                                                         40,528
                                                                               ----------
            Net assets applicable to capital shares outstanding                $3,930,620
                                                                               ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                             $3,947,702
   Accumulated undistributed net investment income                                      9
   Accumulated net realized loss on investments and futures transactions           (2,618)
   Net unrealized depreciation of investments and futures contracts               (14,474)
   Net unrealized appreciation of foreign currency translations                         1
                                                                               ----------
            Net assets applicable to capital shares outstanding                $3,930,620
                                                                               ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,907,941/184,745 capital shares
         outstanding, no par value)                                            $    10.33
                                                                               ==========
      Institutional Shares (net assets of $1,964,377/190,179 capital
         shares outstanding, no par value)                                     $    10.33
                                                                               ==========
      Adviser Shares (net assets of $53,308/5,168 capital shares
         outstanding, no par value)                                            $    10.32
                                                                               ==========
      R6 Shares (net assets of $4,994/483 capital shares outstanding,
         no par value)                                                         $    10.33
                                                                               ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  61

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended July 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                    $   3,737
   Interest (net of foreign taxes withheld of $2)                                 161,542
   Securities lending (net)                                                           351
                                                                                ---------
      Total income                                                                165,630
                                                                                ---------
EXPENSES
   Management fees                                                                 13,654
   Administration and servicing fees:
      Fund Shares                                                                   2,937
      Institutional Shares                                                          1,987
      Adviser Shares                                                                   91
      R6 Shares                                                                         2
   Transfer agent's fees:
      Fund Shares                                                                   2,189
      Institutional Shares                                                          1,987
      Adviser Shares                                                                   66
      R6 Shares                                                                         1
   Distribution and service fees (Note 7):
      Adviser Shares                                                                  151
   Custody and accounting fees:
      Fund Shares                                                                     237
      Institutional Shares                                                            239
      Adviser Shares                                                                    7
      R6 Shares                                                                         1
   Postage:
      Fund Shares                                                                      92
      Institutional Shares                                                             33
      Adviser Shares                                                                    4
   Shareholder reporting fees:
      Fund Shares                                                                      55
      Institutional Shares                                                             12
      Adviser Shares                                                                    1
   Trustees' fees                                                                      33
   Registration fees:
      Fund Shares                                                                      70
      Institutional Shares                                                             51

================================================================================

62  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

     Adviser Shares                                                             $      18
     R6 Shares                                                                         20
  Professional fees                                                                   133
  Other                                                                                54
                                                                                ---------
       Total expenses                                                              24,125
                                                                                 --------
  Expenses reimbursed:
     R6 Shares                                                                        (21)
                                                                                ---------
       Net expenses                                                                24,104
                                                                                ---------
NET INVESTMENT INCOME                                                             141,526
                                                                                ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FOREIGN CURRENCY, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Unaffiliated investments                                                      3,814
      Affiliated investments (Note 9)                                                 (27)
      Foreign currency transactions                                                    (9)
      Futures transactions                                                            480
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                (146,689)
      Futures contracts                                                              (886)
                                                                                ---------
         Net realized and unrealized loss                                        (143,317)
                                                                                ---------
   Decrease in net assets resulting from operations                             $  (1,791)
                                                                                =========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  63

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended July 31,

----------------------------------------------------------------------------------------------

                                                                          2018            2017
----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                            $  141,526      $  139,073
   Net realized gain on investments                                      3,787           6,327
   Net realized loss on foreign currency transactions                       (9)             (3)
   Net realized gain on futures transactions                               480             142
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                     (146,689)         (3,346)
      Foreign currency translations                                          -               1
      Futures contracts                                                   (886)         (3,695)
                                                                    --------------------------
      Increase (decrease) in net assets resulting from
         operations                                                     (1,791)        138,499
                                                                    --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                      (68,358)        (66,055)
      Institutional Shares                                             (70,776)        (69,869)
      Adviser Shares                                                    (1,944)         (2,864)
      R6 Shares*                                                          (190)           (127)
                                                                    --------------------------
      Distributions to shareholders                                   (141,268)       (138,915)
                                                                    --------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                          29,056         137,526
   Institutional Shares                                                (14,756)        277,279
   Adviser Shares                                                      (18,998)        (23,937)
   R6 Shares*                                                               17           5,000
                                                                    --------------------------
      Total net increase (decrease) in net assets from
          capital share transactions                                    (4,681)        395,868
                                                                    --------------------------
   Net increase (decrease) in net assets                              (147,740)        395,452

NET ASSETS
   Beginning of year                                                 4,078,360       3,682,908
                                                                    --------------------------
   End of year                                                      $3,930,620      $4,078,360
                                                                    ==========================
Undistributed (overdistribution of) net investment income:
   End of year                                                      $        9      $     (253)
                                                                    ==========================

*R6 Shares commenced operations on December 1, 2016.

See accompanying notes to financial statements.

================================================================================

64  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 50 separate funds. The USAA Intermediate-Term Bond Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek high current income without undue risk to principal.

The Fund consists of four classes of shares: Intermediate-Term Bond Fund Shares (Fund Shares), Intermediate-Term Bond Fund Institutional Shares (Institutional Shares), Intermediate-Term Bond Fund Adviser Shares (Adviser Shares), and Intermediate-Term Bond Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

================================================================================

66  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the

===============================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

        prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

    8. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has

================================================================================

68  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

        been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at July 31, 2018, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving

================================================================================

70  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JULY 31, 2018* (IN THOUSANDS)

                                      ASSET DERIVATIVES                   LIABILITY DERIVATIVES
    ----------------------------------------------------------------------------------------------------
                                STATEMENT OF                      STATEMENT OF
    DERIVATIVES NOT             ASSETS AND                        ASSETS AND
    ACCOUNTED FOR AS            LIABILITIES                       LIABILITIES
    HEDGING INSTRUMENTS         LOCATION           FAIR VALUE     LOCATION                  FAIR VALUE
    ----------------------------------------------------------------------------------------------------
    Interest rate contracts                            $-         Net unrealized               $886**
                                                                  depreciation of
                                                                  investments and
                                                                  futures contracts
    ----------------------------------------------------------------------------------------------------
    Total                                              $-                                      $886
    ----------------------------------------------------------------------------------------------------

    *For open derivative instruments as of July 31, 2018, see the Portfolio of Investments.

    ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only the variation margin from the last business day of the reporting period is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2018 (IN THOUSANDS)

                                                                                         CHANGE IN
                                                                                         UNREALIZED
    DERIVATIVES NOT                                                 REALIZED             APPRECIATION/
    ACCOUNTED FOR AS               STATEMENT OF                     GAIN (LOSS)          (DEPRECIATION)
    HEDGING INSTRUMENTS            OPERATIONS LOCATION              ON DERIVATIVES       ON DERIVATIVES
    ----------------------------------------------------------------------------------------------------
    Interest rate contracts        Net realized gain (loss)             $480                 $(886)
                                   on Futures transactions/
                                   Change in net unrealized
                                   appreciation/(depreciation)
                                   of Futures contracts
    ----------------------------------------------------------------------------------------------------
    Total                                                               $480                 $(886)
    ----------------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended July 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  71

================================================================================

    tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between

================================================================================

72  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  73

================================================================================

    to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended July 31, 2018, the Fund paid CAPCO facility fees of $31,000, which represents 4.9% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended July 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S.

================================================================================

74  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, REIT capital gain dividend, perpetual bond, and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase accumulated undistributed net investment income and accumulated net realized loss on investments by $4,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2018, and 2017, was as follows:

                                           2018                        2017
                                       ----------------------------------------
Ordinary income*                       $141,268,000                $138,915,000
                                       ------------                ------------

As of July 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                     $    640,000
Accumulated capital and other losses                                 (3,603,000)
Unrealized depreciation of investments                              (13,213,000)

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on perpetual bond, hybrid interest accrual, and futures contracts marked to market adjustments.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended July 31, 2018, the Fund utilized capital loss carryforwards of $3,435,000, to offset capital gains. At July 31, 2018, the Fund had net capital loss carryforwards of $3,603,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  75

================================================================================

distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                              CAPITAL LOSS CARRYFORWARDS
                       ----------------------------------------
                                     TAX CHARACTER
                       ----------------------------------------
                       (NO EXPIRATION)                 BALANCE
                       ---------------               ----------
                       Short-Term                    $  885,000
                        Long-Term                     2,718,000
                                                     ----------
                            Total                    $3,603,000
                                                     ==========

TAX BASIS OF INVESTMENTS - At July 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                               NET
                                             GROSS            GROSS         UNREALIZED
                                           UNREALIZED       UNREALIZED     APPRECIATION/
FUND                      TAX COST        APPRECIATION     DEPRECIATION   (DEPRECIATION)
----------------------------------------------------------------------------------------
USAA Intermediate-
  Term Bond Fund       $3,931,822,000     $73,491,000      $(86,704,000)   $(13,213,000)

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2018, were $623,361,000 and $602,487,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's

================================================================================

76  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At July 31, 2018, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
      ON LOAN                  NON-CASH COLLATERAL               CASH COLLATERAL
--------------------------------------------------------------------------------
  $31,280,000(1)                      $-                           $32,189,000

(1) Includes $81,000 of securities on loan that were sold prior to July 31, 2018.

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2018, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                     YEAR ENDED                  YEAR ENDED
                                                    JULY 31, 2018               JULY 31, 2017
    ----------------------------------------------------------------------------------------------
                                                SHARES        AMOUNT        SHARES          AMOUNT
                                               ---------------------------------------------------
    FUND SHARES:
    Shares sold                                 39,876       $ 420,769       43,575      $ 461,098
    Shares issued from
      reinvested dividends                       6,209          65,347        5,926         62,779
    Shares redeemed                            (43,469)       (457,060)     (36,564)      (386,351)
                                               ---------------------------------------------------
    Net increase from capital
      share transactions                         2,616       $  29,056       12,937      $ 137,526
                                               ===================================================

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  77

================================================================================


                                                     YEAR ENDED                YEAR ENDED
                                                    JULY 31, 2018             JULY 31, 2017
    ----------------------------------------------------------------------------------------------
                                               SHARES          AMOUNT       SHARES        AMOUNT
                                              ----------------------------------------------------
    INSTITUTIONAL SHARES:
    Shares sold                                 36,762       $ 386,878       53,445      $ 565,890
    Shares issued from
      reinvested dividends                       6,331          66,622        6,202         65,716
    Shares redeemed                            (44,416)       (468,256)     (33,445)      (354,327)
                                              ----------------------------------------------------
    Net increase (decrease) from
      capital share transactions                (1,323)      $ (14,756)      26,202      $ 277,279
                                              ====================================================
    ADVISER SHARES:
    Shares sold                                    389       $   4,113        1,602      $  17,032
    Shares issued from
      reinvested dividends                         180           1,894          268          2,831
    Shares redeemed                             (2,359)        (25,005)      (4,146)       (43,800)
                                              ----------------------------------------------------
    Net decrease from capital
      share transactions                        (1,790)      $ (18,998)      (2,276)     $ (23,937)
                                              ====================================================
    R6 SHARES (COMMENCED ON
    DECEMBER 1, 2016):
    Shares sold                                      3       $      32          482      $   5,000
    Shares issued from
      reinvested dividends                           -*              -*           -*             -*
    Shares redeemed                                 (1)            (15)           -*             -*
                                              ----------------------------------------------------
    Net increase from capital
      share transactions                             2       $      17          482      $   5,000
                                              ====================================================

    *Represents less than 500 shares or $500.

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the year ended July 31, 2018, the Fund had no subadviser(s).

================================================================================

78  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee, accrued daily and paid monthly, is computed as a percentage of the Fund's average net assets at annualized rates of 0.50% of the first $50 million of average net assets, 0.40% of that portion of average net assets over $50 million but not over $100 million, and 0.30% of that portion of average net assets over $100 million. For the year ended July 31, 2018, the Fund's effective annualized base fee was 0.30% of the Fund's average net assets for the same period.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Core Plus Bond Funds Index. The Lipper Core Plus Bond Funds Index tracks the total return performance of funds within the Lipper Core Plus Bond Funds category.

For the Fund Shares, Institutional Shares, and Adviser Shares, the performance period consists of the current month plus the previous 35 months. The performance for the R6 Shares includes the performance of the Fund Shares for periods prior to December 1, 2016. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 20 to 50                                 +/- 4
    +/- 51 to 100                                +/- 5
    +/- 101 and greater                          +/- 6

(1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  79

================================================================================

outperforms the Lipper Index over that period, even if the class had overall negative returns during the performance period.

For the year ended July 31, 2018, the Fund incurred total management fees, paid or payable to the Manager, of $13,654,000, which included a performance adjustment for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares of $740,000, $710,000, $21,000, and $1,000, respectively. For the Fund
Shares, Institutional Shares, Adviser Shares, R6 Shares, the performance adjustments were 0.04%, 0.04%, 0.03%, and 0.01%, respectively.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, 0.10% of average net assets of the Institutional Shares, and 0.05% of average net assets of the R6 Shares. For the year ended July 31, 2018, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,937,000, $1,987,000, $91,000, and $2,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2018, the Fund reimbursed the Manager $49,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - The Manager agreed, through November 30, 2018, to limit the total annual operating expenses of the R6 Shares to 0.39% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the R6 Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2018, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2018, the Fund incurred reimbursable expenses from the Manager for the R6 Shares of $21,000, of which $5,000 was receivable from the Manager.

================================================================================

80  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average net assets, plus out-of-pocket expenses. For the year ended
July 31, 2018 , the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred transfer agent's fees, paid or payable to SAS, of $2,189,000, $1,987,000, $66,000, and $1,000, respectively. Additionally, the R6 Shares recorded a capital contribution and receivable from SAS of less than $500 at July 31, 2018, for adjustments related to corrections to certain shareholder transactions.

DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended July 31, 2018, the Adviser Shares incurred distribution and service (12b-1) fees of $151,000.

UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 18 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  81

================================================================================

underlying funds for the purpose of exercising management or control. As of July 31, 2018, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                 1.1
Target Retirement Income                                                 0.3
Target Retirement 2020                                                   0.9
Target Retirement 2030                                                   1.4
Target Retirement 2040                                                   0.7
Target Retirement 2050                                                   0.3
Target Retirement 2060                                                   0.0*

* Represents less than 0.1%.

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At July 31, 2018, USAA and its affiliates owned 482,000 R6 Shares, which represents 99.7% of the R6 Shares outstanding and 0.1% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended July 31, 2018, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                     NET REALIZED
                                                         COST TO     GAIN (LOSS) TO
SELLER                               PURCHASER          PURCHASER       SELLER
-----------------------------------------------------------------------------------
Intermediate-Term Bond          Core Intermediate-
                                 Term Bond ETF          $1,927,000     $ (27,000)
High Income                       Intermediate-
                                   Term Bond             8,441,000       661,000

================================================================================

82  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

(10) UPCOMING REGULATORY MATTERS

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit are effective December 1, 2018. However, Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, delayed other requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule to the Funds' financial statements and various filings.

(11) UPCOMING ACCOUNTING PRONOUNCEMENTS

(ASU) 2017-08, PREMIUM AMORTIZATION OF PURCHASED CALLABLE DEBT SECURITIES
-------------------------------------------------------------------------
In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

(ASU) 2018-13, FAIR VALUE MEASUREMENT
-------------------------------------
In August 2018, the FASB issued an ASU 2018-13, Fair Value Measurement (Topic
820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. The adoption of this ASU guidance is not expected to have a material impact on the financial statements and other disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  83

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                       YEAR ENDED JULY 31,
                                 --------------------------------------------------------------------
                                       2018         2017           2016            2015          2014
                                 --------------------------------------------------------------------
Net asset value at
  beginning of period            $    10.70   $    10.71     $    10.58      $    10.96    $    10.75
                                 --------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                 .37          .38            .42             .43           .46
  Net realized and
    unrealized gain (loss)             (.37)        (.01)           .14            (.36)          .21
                                 --------------------------------------------------------------------
Total from investment
  operations                              -          .37            .56             .07           .67
                                 --------------------------------------------------------------------
Less distributions from:
  Net investment income                (.37)        (.38)          (.42)           (.43)         (.46)
  Realized capital gains                  -            -           (.01)           (.02)         (.00)(a)
                                 --------------------------------------------------------------------
Total distributions                    (.37)        (.38)          (.43)           (.45)         (.46)
                                 --------------------------------------------------------------------
Net asset value at
  end of period                  $    10.33   $    10.70     $    10.71      $    10.58    $    10.96
                                 ====================================================================
Total return (%)*                      (.03)        3.52           5.55             .58          6.37
Net assets at end
  of period (000)                $1,907,941   $1,949,102     $1,812,716      $2,079,610    $1,926,334
Ratios to average
  net assets:**
  Expenses (%)(b)
  Expenses, excluding                   .63          .63            .62             .68           .68(c)
    reimbursements (%)(b)               .63          .63            .62             .68           .70
  Net investment income (%)            3.50         3.57           4.08            3.96          4.21
Portfolio turnover (%)                   15           13             18              13             8

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2018, average net assets were $1,958,095,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Prior to December 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 0.65% of the Fund Shares' average net assets.

================================================================================

84  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                       YEAR ENDED JULY 31,
                                -----------------------------------------------------------------------
                                      2018          2017           2016            2015            2014
                                -----------------------------------------------------------------------
Net asset value at
  beginning of period           $    10.70    $    10.72     $    10.58      $    10.96      $    10.75
                                -----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                .38           .39            .43             .44             .47
  Net realized and
    unrealized gain (loss)            (.37)         (.02)           .15            (.36)            .21
                                -----------------------------------------------------------------------
Total from investment
  operations                           .01           .37            .58             .08             .68
                                -----------------------------------------------------------------------
Less distributions from:
  Net investment income               (.38)         (.39)          (.43)           (.44)           (.47)
  Realized capital gains                 -             -           (.01)           (.02)           (.00)(a)
                                -----------------------------------------------------------------------
Total distributions                   (.38)         (.39)          (.44)           (.46)           (.47)
                                -----------------------------------------------------------------------
Net asset value at
  end of period                 $    10.33    $    10.70     $    10.72      $    10.58      $    10.96
                                =======================================================================
Total return (%)*                      .04          3.51           5.72             .68            6.49
Net assets at end
  of period (000)               $1,964,377    $2,049,723     $1,771,357      $1,280,804      $1,284,768
Ratios to average
  net assets:**
  Expenses (%)(b)                      .56           .56            .54             .58             .56
  Net investment income (%)           3.57          3.64           4.13            4.07            4.32
Portfolio turnover (%)                  15            13             18              13               8

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2018, average net assets were $1,986,774,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  85

================================================================================

ADVISER SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                       YEAR ENDED JULY 31,
                                --------------------------------------------------------------------
                                   2018          2017           2016             2015           2014
                                --------------------------------------------------------------------
Net asset value at
  beginning of period           $ 10.69       $ 10.70        $ 10.58         $  10.95        $ 10.74
                                --------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .34           .35            .40              .41            .39(a)
  Net realized and
    unrealized gain (loss)         (.37)         (.01)           .13             (.35)           .25(a)
                                --------------------------------------------------------------------
Total from investment
  operations                       (.03)          .34            .53              .06            .64(a)
                                --------------------------------------------------------------------
Less distributions from:
  Net investment income            (.34)         (.35)          (.40)            (.41)          (.43)
  Realized capital gains              -             -           (.01)            (.02)          (.00)(b)
                                --------------------------------------------------------------------
Total distributions                (.34)         (.35)          (.41)            (.43)          (.43)
                                --------------------------------------------------------------------
Net asset value at
  end of period                 $ 10.32       $ 10.69        $ 10.70         $  10.58        $ 10.95
                                ====================================================================
Total return (%)*                  (.31)         3.28           5.19              .46           6.08
Net assets at end
  of period (000)               $53,308       $74,377        $98,835         $118,753        $42,799
Ratios to average
  net assets:**
  Expenses (%)(c)                   .90           .87            .86              .89(d)         .94
  Expenses, excluding
    reimbursements (%)(c)           .90           .87            .86              .89            .94
  Net investment income (%)        3.22          3.34           3.85             3.74           3.83
Portfolio turnover (%)               15            13             18               13              8

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2018, average net assets were $60,486,000.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Does not include acquired fund fees, if any.
(d) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.95% of the Adviser Shares' average net assets.

================================================================================

86  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

R6 SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                        YEAR ENDED           PERIOD ENDED
                                                         JULY 31,              JULY 31,
                                                        ---------------------------------
                                                           2018                   2017***
                                                        ---------------------------------
Net asset value at beginning of period                   $10.71                 $10.38
                                                         -----------------------------
Income (loss) from investment operations:
  Net investment income                                     .39                    .26
  Net realized and unrealized gain (loss)                  (.38)                   .33
                                                         -----------------------------
Total from investment operations                            .01                    .59
                                                         -----------------------------
Less distributions from:
  Net investment income                                    (.39)                  (.26)
                                                         -----------------------------
  Net asset value at end of period                       $10.33                 $10.71
                                                         =============================
Total return (%)*                                           .12                   5.79
Net assets at end of period (000)                        $4,994                 $5,158
Ratios to average net assets:**
  Expenses (%)(b)                                                                  .39(a)
                                                            .39
  Expenses, excluding reimbursements (%)(b)                                       1.07(a)
                                                            .80
                                                                                  3.78(a)
  Net investment income (%)                                3.74
Portfolio turnover (%)                                       15                     13

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2018, average net assets were $5,089,000.
*** R6 Shares commenced operations on December 1, 2016.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operation.
(b) Does not include acquired fund fees, if any.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  87

================================================================================

EXPENSE EXAMPLE

July 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2018, through July 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may

================================================================================

88  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                          BEGINNING                ENDING             DURING PERIOD*
                                        ACCOUNT VALUE           ACCOUNT VALUE        FEBRUARY 1, 2018 -
                                       FEBRUARY 1, 2018         JULY 31, 2018          JULY 31, 2018
                                       ----------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00              $  994.90                 $3.22

Hypothetical
  (5% return before expenses)               1,000.00               1,021.57                  3.26

INSTITUTIONAL SHARES
Actual                                      1,000.00                 995.30                  2.82

Hypothetical
  (5% return before expenses)               1,000.00               1,021.97                  2.86

ADVISER SHARES
Actual                                      1,000.00                 993.60                  4.55

Hypothetical
  (5% return before expenses)               1,000.00               1,020.23                  4.61

R6 SHARES
Actual                                      1,000.00                 996.20                  1.93

Hypothetical
  (5% return before expenses)               1,000.00               1,022.86                  1.96

*Expenses are equal to the annualized expense ratio of 0.65% for Fund Shares, 0.57% for Institutional Shares, 0.92% for Adviser Shares, and 0.39% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (0.51)% for Fund Shares, (0.47)% for Institutional Shares, (0.64)% for Adviser Shares, and (0.38)% for R6 Shares, for the six-month period of February 1, 2018, through July 31, 2018.

================================================================================

                                                           EXPENSE EXAMPLE |  89

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2018

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2018, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the

================================================================================

90  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  91

================================================================================

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory

================================================================================

92  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

and administrative services and the effects of any performance adjustment - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Board took into account management's discussion of the Fund's expenses. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five-, and ten-year periods ended December 31, 2017. The Board also noted that the Fund's percentile performance ranking was in the top 10% of its performance universe for the one- and ten-year periods ended December 31, 2017, was in the top 20% of its performance universe for the three-year period ended December 31, 2017, and was in the top 15% of its performance universe for the ten-year period ended December 31, 2017.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  93

================================================================================

Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that the Manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

ECONOMIES OF SCALE - The Board noted that the Fund has advisory fee breakpoints at specified asset levels, which allows the Fund to participate in any economies of scale. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

94  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST

--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 56 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  95

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

96  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  97

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

98  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over ten years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  99

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

100  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

                                      TRUSTEES' AND OFFICERS' INFORMATION |  101

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13).
Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

102  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
       USAA                                                          PRSRT STD
       9800 Fredericksburg Road                                    U.S. Postage
       San Antonio, TX 78288                                           PAID
                                                                       USAA
                                                                  --------------

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[LOGO OF USAA]
   USAA(R)

                                             [GRAPHIC OF USAA MONEY MARKET FUND]

 ==============================================================

         ANNUAL REPORT
         USAA MONEY MARKET FUND
         JULY 31, 2018

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"INVESTORS WHO ARE OVERLY CONCENTRATED IN
PARTICULAR ASSET CLASSES COULD BE CARRYING MORE     [PHOTO OF BROOKS ENGLEHARDT]
RISK IN THEIR PORTFOLIOS THAN THEY REALIZE. THIS IS
TRUE EVEN FOR THOSE WHO THINK THEY ARE DIVERSIFIED."

--------------------------------------------------------------------------------

SEPTEMBER 2018

U.S. stocks advanced during the opening months of the reporting period ended July 31, 2018, while bond prices remained relatively range bound. The situation was similar when the reporting period ended. A casual observer might think this reporting period was rather uneventful; however, the opposite is true.

At first, stocks recorded gains, supported by robust global economic growth and better-than-expected corporate earnings. Bond prices were generally steady, even as the Federal Reserve (the Fed) continued to raise short-term interest rates. In December 2017, federal tax legislation was passed by Congress and signed into law by President Trump. The new law, which became effective in January 2018, lowered the corporate tax rate from 35% to 21% and was widely expected to increase companies' cash flows and bottom lines.

In February 2018, volatility--noticeably absent during 2017--re-emerged. U.S. stocks fell and long-term interest rates rose as inflation fears surfaced. In March and April 2018, U.S. inflation climbed above the Fed's 2% target, suggesting that the central bank might increase the pace of its interest rate increases. Market turbulence continued through the rest of the reporting period, fueled by tensions between the United States and its trading partners and the imposition of tariffs. Other geopolitical events also roiled the markets, including the potential that Italy's incoming government might try to weaken that country's role in the European Union; U.S.-North Korea tensions, along with a high-profile summit in Singapore; and a meeting in Helsinki between President Trump and Russia's president, Vladimir Putin.

At the same time, global economic growth softened. Weaker growth, combined with trade-related political rhetoric led a number of central banks to postpone planned interest rate increases. In the United States, however, as the economic expansion continued and the job market improved, the Fed maintained its slow-and-steady approach to raising interest rates, boosting them in December 2017 and again in March and June 2018. Fed policymakers also increased the projected total number of 2018 interest rate increases from three to four. At the end of the reporting period, the market

================================================================================

================================================================================

appeared to believe that the Fed would take action in September and December
2018.

For the reporting period overall, U.S. stocks recorded double-digit gains. Bond prices were generally unchanged, though high-yield securities and tax-exempt bonds produced positive returns. Meanwhile, the U.S. Treasury yield curve flattened as shorter-term yields rose more than longer-term yields. We believe a flattening yield curve raises concerns because it might be followed by an inversion, in which two-year yields are higher than 10-year yields. A yield-curve inversion has sometimes signaled an approaching recession.

At USAA Investments, although we believe there is little chance of a recession in the next reporting period, we expect to hear a lot of media "noise" about trade in the coming months, as well as on other issues that could provoke an emotional reaction from investors. We recommend that investors focus on information that can provide the perspective they need to manage their investments.

Investors may also want to make sure their portfolios are adequately diversified. The primary benefit of diversification is long-term risk management. Investors who are overly concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This is true even for those who think they are diversified. U.S. stocks have outperformed for some time, so their weighting within a portfolio could have grown rather large and might need to be rebalanced.

Now that the summer is over, you may want to review your financial situation. Please give our financial advisors a call. At USAA Investments, we are committed to helping you meet your financial objectives.

In the months ahead, we will continue to monitor the financial markets, economic conditions, Fed monetary policy, shifts in interest rates, and other matters that could potentially affect your investments. On behalf of everyone here at USAA Investments, thank you for allowing us to help with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY ON THE FUND                                               1

INVESTMENT OVERVIEW                                                            4

FINANCIAL INFORMATION

   Distributions to Shareholders                                               8

   Report of Independent Registered
      Public Accounting Firm                                                   9

   Portfolio of Investments                                                   10

   Notes to Portfolio of Investments                                          21

   Financial Statements                                                       24

   Notes to Financial Statements                                              27

   Financial Highlights                                                       36

EXPENSE EXAMPLE                                                               37

ADVISORY AGREEMENT(S)                                                         39

TRUSTEES' AND OFFICERS' INFORMATION                                           44

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGER'S COMMENTARY ON THE FUND

ANTHONY M. ERA, Jr.                                [PHOTO OF ANTHONY M. ERA Jr.]
USAA Asset Management Company
--------------------------------------------------------------------------------

o  WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

   The Federal Reserve (the Fed) continued to tighten monetary policy during the reporting period ending July 31, 2018. In December 2017, Fed officials raised short-term interest rates for the third time during 2018, lifting the federal funds target rate 0.25% to a range between 1.25% and 1.50%. They also reaffirmed their plans for a total of three interest rate increases in 2018, if the economy grew as they expected, but speculated that tax cuts passed by Congress might require them to raise interest rates quickly. In March and again in June 2018, the Fed raised short-term interest rates, by 0.25% on each occasion, and at the end of the reporting period, the federal funds target rate was in a range between 1.75% and 2.00%. Higher consumer prices also led Fed policymakers to project a total of four interest rate increases in 2018, up from the three forecast previously, and to say they would increase the pace slightly, if necessary, to keep the U.S. economy running smoothly.

   During the reporting period, the Fed began reducing the size of its balance sheet, starting in October 2017, to gradually decrease the reinvestment of maturing holdings of U.S. Treasury and government-sponsored mortgage-backed securities.

   In other news, Fed governor Jerome Powell was nominated in November 2017 to follow Janet Yellen as chair of the U.S. central bank. He began his term in February 2018. In July 2018, during testimony before Congress, Powell said that the Fed was likely to

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  1

================================================================================

   continue gradually raising short-term interest rates as long as economic growth remained strong and inflation stable. Late in July 2018, the Commerce Department reported that in the second quarter, the U.S. economy had grown by 4.1%, the fastest pace in nearly four years, driven by robust consumer and business spending.

   Due to the Fed's gradual tightening policy, short-term interest rates increased during the reporting period. This, in turn, led to an increase in taxable money market securities' interest rates. Correspondingly, yields on money market funds rose. Investors also continued to rely on money market funds for the low risk and liquidity they offered.

o HOW DID THE USAA MONEY MARKET FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   For the reporting period ended July 31, 2018, the seven-day yield for the Fund was 1.68%. The total return for the same period was 1.13%, compared to an average of 1.13% for all money market funds ranked by iMoneyNet, Inc.

   USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o  WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

   In anticipation of higher short-term interest rates and given the Fed's ongoing guidance for gradual rate increases, we continued to focus on floating-rate certificates of deposit (CDs) and notes during the reporting period. In addition, the Fund continued to invest in commercial paper, fixed-rate Yankee CDs, and corporate notes. We also reduced the Fund's holdings of variable rate demand notes (VRDNs) in favor of U.S. Treasury bills, which offered a more attractive relative value. Although

   Refer to page 6 for the benchmark definition.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA MONEY MARKET FUND

================================================================================

VRDNs can benefit when interest rates rise because of the frequency of their interest rate reset feature, greater investor demand can dampen their performance, making them less attractive relative to other money market securities. The VRDNs owned by the Fund continue to provide flexibility because they can be sold at par (100% of face value) upon notice of seven days or less. In addition, most of these VRDNs are guaranteed by a bank letter of credit for the payment of both principal and interest, providing the Fund with a degree of safety and liquidity.

As always, we relied on our team of analysts to help us identify securities that represented strong relative value. These specialists also continue to analyze and monitor every holding in the portfolio.

Thank you for your continued investment in the Fund.

As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Variable-rate demand notes (VRDNs) are securities which the interest rate is reset periodically; typically weekly, although reset intervals may vary.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA MONEY MARKET FUND (THE FUND)
(Ticker Symbol: USAXX)

--------------------------------------------------------------------------------
                                         7/31/18                      7/31/17
--------------------------------------------------------------------------------
Net Assets                            $4.6 Billion                 $4.5 Billion
Net Asset Value Per Share                 $1.00                        $1.00
Dollar-Weighted Average
 Portfolio Maturity(+)                   26 Days                     47 Days

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
   1 YEAR                           5 YEARS                          10 YEARS
   1.13%                             0.29%                            0.35%

--------------------------------------------------------------------------------
   7- DAY YIELD AS OF 7/31/18                    EXPENSE RATIO AS OF 7/31/17*
--------------------------------------------------------------------------------
            1.68%                                           0.63%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

YOU COULD LOSE MONEY BY INVESTING IN THE FUND. ALTHOUGH THIS FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT CANNOT GUARANTEE TO DO SO. THE FUND MAY IMPOSE A FEE UPON THE SALE OF YOUR SHARES OR MAY TEMPORARILY SUSPEND YOUR ABILITY TO SELL SHARES IF THE FUND'S LIQUIDITY FALLS BELOW REQUIRED MINIMUMS BECAUSE OF MARKET CONDITIONS OR OTHER FACTORS. AN INVESTMENT IN THIS FUND IS NOT A DEPOSIT IN USAA FEDERAL SAVINGS BANK, OR ANY OTHER BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE FUND'S SPONSOR HAS NO LEGAL OBLIGATION TO PROVIDE FINANCIAL SUPPORT TO THE FUND, AND YOU SHOULD NOT EXPECT THAT THE SPONSOR WILL PROVIDE FINANCIAL SUPPORT TO THE FUND AT ANY TIME.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

================================================================================

4  | USAA MONEY MARKET FUND

================================================================================

                           o 7-DAY YIELD COMPARISON o

                        [CHART OF 7-DAY YIELD COMPARISON]

                                   USAA MONEY                         iMoneyNet
                                   MARKET FUND                         AVERAGE
 7/25/2017                            0.67%                             0.74%
 8/29/2017                            0.72%                             0.76%
 9/26/2017                            0.76%                             0.76%
10/31/2017                            0.76%                             0.76%
11/28/2017                            0.82%                             0.77%
12/26/2017                            0.98%                             0.95%
 1/30/2018                            1.06%                             1.04%
 2/27/2018                            1.12%                             1.08%
 3/27/2018                            1.26%                             1.30%
 4/24/2018                            1.46%                             1.44%
 5/29/2018                            1.51%                             1.49%
 6/26/2018                            1.64%                             1.61%
 7/31/2018                            1.68%                             1.63%

                                   [END CHART]

      Data represents the last Tuesday of each month. Ending date 7/31/18.

The graph tracks the USAA Money Market Fund's seven-day yield against an average of first-tier major money market fund yields calculated by iMoneyNet, Inc. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

Past performance is no guarantee of future results.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE OF $10,000 o

                        [CHART OF CUMULATIVE PERFORMANCE]

                                                                     USAA MONEY MARKET FUND
 7/31/2008                                                                $10,000.00
 8/31/2008                                                                 10,021.00
 9/30/2008                                                                 10,046.00
10/31/2008                                                                 10,081.00
11/30/2008                                                                 10,099.00
12/31/2008                                                                 10,116.00
 1/31/2009                                                                 10,129.00
 2/28/2009                                                                 10,138.00
 3/31/2009                                                                 10,149.00
 4/30/2009                                                                 10,158.00
 5/31/2009                                                                 10,169.00
 6/30/2009                                                                 10,178.00
 7/31/2009                                                                 10,186.00
 8/31/2009                                                                 10,191.00
 9/30/2009                                                                 10,195.00
10/31/2009                                                                 10,198.00
11/30/2009                                                                 10,199.00
12/31/2009                                                                 10,201.00
 1/31/2010                                                                 10,201.00
 2/28/2010                                                                 10,202.00
 3/31/2010                                                                 10,202.00
 4/30/2010                                                                 10,202.00
 5/31/2010                                                                 10,202.00
 6/30/2010                                                                 10,202.00
 7/31/2010                                                                 10,202.00
 8/31/2010                                                                 10,202.00
 9/30/2010                                                                 10,202.00
10/31/2010                                                                 10,202.00
11/30/2010                                                                 10,202.00
12/31/2010                                                                 10,204.00
 1/31/2011                                                                 10,204.00
 2/28/2011                                                                 10,204.00
 3/31/2011                                                                 10,204.00
 4/30/2011                                                                 10,204.00
 5/31/2011                                                                 10,204.00
 6/30/2011                                                                 10,204.00
 7/31/2011                                                                 10,204.00
 8/31/2011                                                                 10,204.00
 9/30/2011                                                                 10,204.00
10/31/2011                                                                 10,204.00
11/30/2011                                                                 10,204.00
12/31/2011                                                                 10,205.00
 1/31/2012                                                                 10,206.00
 2/29/2012                                                                 10,206.00
 3/31/2012                                                                 10,207.00
 4/30/2012                                                                 10,207.00
 5/31/2012                                                                 10,207.00
 6/30/2012                                                                 10,207.00
 7/31/2012                                                                 10,207.00
 8/31/2012                                                                 10,207.00
 9/30/2012                                                                 10,207.00
10/31/2012                                                                 10,207.00
11/30/2012                                                                 10,207.00
12/31/2012                                                                 10,208.00
 1/31/2013                                                                 10,208.00
 2/28/2013                                                                 10,208.00
 3/31/2013                                                                 10,208.00
 4/30/2013                                                                 10,208.00
 5/31/2013                                                                 10,208.00
 6/30/2013                                                                 10,208.00
 7/31/2013                                                                 10,208.00
 8/31/2013                                                                 10,208.00
 9/30/2013                                                                 10,208.00
10/31/2013                                                                 10,209.00
11/30/2013                                                                 10,209.00
12/31/2013                                                                 10,209.00
 1/31/2014                                                                 10,209.00
 2/28/2014                                                                 10,209.00
 3/31/2014                                                                 10,209.00
 4/30/2014                                                                 10,209.00
 5/31/2014                                                                 10,209.00
 6/30/2014                                                                 10,209.00
 7/31/2014                                                                 10,209.00
 8/31/2014                                                                 10,209.00
 9/30/2014                                                                 10,209.00
10/31/2014                                                                 10,210.00
11/30/2014                                                                 10,210.00
12/31/2014                                                                 10,210.00
 1/31/2015                                                                 10,210.00
 2/28/2015                                                                 10,210.00
 3/31/2015                                                                 10,210.00
 4/30/2015                                                                 10,210.00
 5/31/2015                                                                 10,210.00
 6/30/2015                                                                 10,210.00
 7/31/2015                                                                 10,210.00
 8/31/2015                                                                 10,210.00
 9/30/2015                                                                 10,211.00
10/31/2015                                                                 10,211.00
11/30/2015                                                                 10,211.00
12/31/2015                                                                 10,211.00
 1/31/2016                                                                 10,211.00
 2/29/2016                                                                 10,211.00
 3/31/2016                                                                 10,211.00
 4/30/2016                                                                 10,211.00
 5/31/2016                                                                 10,211.00
 6/30/2016                                                                 10,211.00
 7/31/2016                                                                 10,211.00
 8/31/2016                                                                 10,212.00
 9/30/2016                                                                 10,213.00
10/31/2016                                                                 10,214.00
11/30/2016                                                                 10,215.00
12/31/2016                                                                 10,218.00
 1/31/2017                                                                 10,220.00
 2/28/2017                                                                 10,222.00
 3/31/2017                                                                 10,224.00
 4/30/2017                                                                 10,228.00
 5/31/2017                                                                 10,232.00
 6/30/2017                                                                 10,238.00
 7/31/2017                                                                 10,243.00
 8/31/2017                                                                 10,249.00
 9/30/2017                                                                 10,256.00
10/31/2017                                                                 10,262.00
11/30/2017                                                                 10,269.00
12/31/2017                                                                 10,277.00
 1/31/2018                                                                 10,286.00
 2/28/2018                                                                 10,295.00
 3/31/2018                                                                 10,306.00
 4/30/2018                                                                 10,317.00
 5/31/2018                                                                 10,330.00
 6/30/2018                                                                 10,344.00
 7/31/2018                                                                 10,359.00

                                   [END CHART]

                       Data from 7/31/08 through 7/31/18.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA Money Market Fund.

Past performance is no guarantee of future results. The cumulative performance quoted assumes reinvestment of all net investment income and realized capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. For seven-day yield information, please refer to the Fund's investment overview page.

================================================================================

6  | USAA MONEY MARKET FUND

================================================================================

                           o PORTFOLIO MIX - 7/31/18 o
                                (% of Net Assets)

                          [PIE CHART OF PORTFOLIO MIX]

COMMERCIAL PAPER                                                           33.8%
EURODOLLAR AND YANKEE OBLIGATIONS                                          30.0%
CORPORATE OBLIGATIONS                                                      11.2%
MUNICIPAL OBLIGATIONS                                                       9.3%
CERTIFICATES OF DEPOSIT                                                     8.3%
U.S. TREASURY SECURITIES                                                    5.8%
REPURCHASE AGREEMENTS                                                       2.2%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2018:

                            QUALIFIED INTEREST INCOME
                            -------------------------
                                   $45,391,000
                            -------------------------

For the fiscal year ended July 31, 2018, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

8  | USAA MONEY MARKET FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA MONEY MARKET FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Money Market Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
September 21, 2018

================================================================================

                    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  9

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2018

--------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                               COUPON           FINAL              VALUE
(000)       SECURITY                                                  RATE           MATURITY            (000)
--------------------------------------------------------------------------------------------------------------
            COMMERCIAL PAPER (33.8%)
$ 25,450    American Honda Finance Corp.                              2.15%          9/24/2018      $   25,368
  10,000    AT&T, Inc.(a)                                             2.47          10/09/2018           9,953
  14,000    AT&T, Inc.(a)                                             2.88           3/07/2019          13,756
  37,471    AT&T, Inc.(a)                                             2.90           3/07/2019          36,813
  17,800    AT&T, Inc.(a)                                             2.95           5/28/2019          17,362
  14,000    Autozone, Inc.(a)                                         2.15           8/02/2018          13,999
  20,000    Autozone, Inc.(a)                                         2.22           8/02/2018          19,999
  44,000    Autozone, Inc.(a)                                         2.25           8/15/2018          43,962
  25,000    Autozone, Inc.(a)                                         2.22           8/17/2018          24,975
  26,000    Bayerische Landesbank                                     2.24           9/27/2018          25,908
  50,000    Crown Point Capital Co.(a)                                2.32           9/12/2018          49,865
  25,000    Crown Point Capital Co.(a)                                2.33          10/02/2018          24,900
  45,500    Crown Point Capital Co.(a)                                2.30          10/10/2018          45,297
  75,000    Dairy Farmers of America(a)                               2.12           8/01/2018          75,000
 172,500    Duke Energy Corp.(a)                                      2.10           8/01/2018         172,500
  20,000    Ei Du Pont De Nemours(a)                                  2.44           9/04/2018          19,954
  30,000    Ei Du Pont De Nemours(a)                                  2.43           9/11/2018          29,917
  15,000    Ei Du Pont De Nemours(a)                                  2.43           9/27/2018          14,942
  13,000    Hannover Funding Co., LLC(a)                              2.31           8/01/2018          13,000
  10,000    Hannover Funding Co., LLC(a)                              2.32           8/07/2018           9,996
  23,000    Hannover Funding Co., LLC(a)                              2.35           8/09/2018          22,988
  26,000    Hannover Funding Co., LLC(a)                              2.30           8/10/2018          25,985
  20,000    Hannover Funding Co., LLC(a)                              2.70           9/07/2018          19,945
  19,000    Hyundai Capital America(a)                                2.10           8/01/2018          19,000
  13,000    Hyundai Capital America(a)                                2.13           8/03/2018          12,998
  20,000    Hyundai Capital America(a)                                2.23           8/07/2018          19,993
  15,000    Hyundai Capital America(a)                                2.60          10/01/2018          14,934
  26,000    Landesbank Baden-Wurttemberg                              2.28           9/27/2018          25,906
  40,000    Landesbank Baden-Wurttemberg                              2.28          10/01/2018          39,845
  25,000    Liberty Funding, LLC(a)                                   2.33           9/07/2018          24,940
  25,600    Liberty Funding, LLC(a)                                   2.32           9/10/2018          25,534
  36,000    LMA Americas, LLC(a)                                      2.35           8/06/2018          35,988
  24,000    LMA Americas, LLC(a)                                      2.36           8/23/2018          23,965
  35,000    LMA Americas, LLC(a)                                      2.29          10/19/2018          34,824
  28,900    LMA Americas, LLC(a)                                      2.35          11/13/2018          28,704
  18,000    LyondellBasell Industries N.V.(a)                         2.20           8/02/2018          17,999

================================================================================

10  | USAA MONEY MARKET FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                               COUPON           FINAL              VALUE
(000)       SECURITY                                                  RATE           MATURITY            (000)
--------------------------------------------------------------------------------------------------------------
$ 50,000    LyondellBasell Industries N.V.(a)                         2.25%          8/21/2018      $   49,938
  14,000    LyondellBasell Industries N.V.(a)                         2.30           9/18/2018          13,957
  25,000    LyondellBasell Industries N.V.(a)                         2.30           9/25/2018          24,912
  45,000    Nieuw Amsterdam Receivable(a)                             2.05           8/08/2018          44,982
  28,700    Nieuw Amsterdam Receivable(a)                             2.20          10/01/2018          28,593
  40,000    Nutrien Ltd.(a)                                           2.24           8/02/2018          39,998
  40,000    Nutrien Ltd.(a)                                           2.20           8/03/2018          39,995
  17,500    Nutrien Ltd.(a)                                           2.42           9/21/2018          17,440
  25,000    Nutrien Ltd.(a)                                           2.45           9/28/2018          24,901
  27,000    Ridgefield Funding Co.(a)                                 2.40           8/17/2018          26,971
  20,179    Ridgefield Funding Co.(a)                                 2.30           9/21/2018          20,113
  50,000    Sheffield Receivable Co., LLC(a)                          2.00           8/14/2018          49,964
  50,000    Sheffield Receivable Co., LLC(a)                          2.33          10/03/2018          49,796
  50,000    Victory Receivables(a)                                    2.28          10/04/2018          49,797
                                                                                                    ----------
            Total Commercial Paper (cost: $1,562,371)                                                1,562,371
                                                                                                    ----------

            EURODOLLAR AND YANKEE OBLIGATIONS (30.0%)

            DIVERSIFIED BANKS (24.2%)
  50,000    Bank of Montreal (1 mo. LIBOR + 0.30%)                    2.39(b)        6/03/2019          50,000
  40,000    Bank of Nova Scotia (1 mo. LIBOR + 0.24%)                 2.31(b)       10/26/2018          40,000
  25,000    Bank of Nova Scotia (1 mo. LIBOR + 0.24%)                 2.32(b)        1/02/2019          25,000
  30,000    Bank of Nova Scotia (1 mo. LIBOR + 0.41%)                 2.51(b)        1/09/2019          30,000
  50,000    Bank of Nova Scotia (1 mo. LIBOR + 0.27%)                 2.36(b)        3/06/2019          50,000
  25,000    Bayerische Landesbank (1 mo. LIBOR + 0.40%)               2.48(b)        4/23/2019          25,000
  50,000    BNP Paribas S.A. (1 mo. LIBOR + 0.20%)                    2.26(b)        8/28/2018          50,000
  25,000    BNP Paribas S.A. (1 mo. LIBOR + 0.21%)                    2.30(b)        9/20/2018          25,000
  40,000    BNP Paribas S.A. (1 mo. LIBOR + 0.23%)                    2.31(b)       10/01/2018          40,000
  30,000    BNP Paribas S.A. (1 mo. LIBOR + 0.23%)                    2.30(b)       10/24/2018          30,000
  40,000    Canadian Imperial Bank of Commerce
              (1 mo. LIBOR + 0.24%)                                   2.31(b)       10/29/2018          40,000
  30,000    Canadian Imperial Bank of Commerce
              (1 mo. LIBOR + 0.20%)                                   2.28(b)       11/21/2018          30,000
  30,000    Canadian Imperial Bank of Commerce
              (1 mo. LIBOR + 0.24%)                                   2.32(b)        1/02/2019          30,000
  25,000    Canadian Imperial Bank of Commerce
              (1 mo. LIBOR + 0.46%)                                   2.54(b)        3/18/2019          25,000
  40,000    Canadian Imperial Bank of Commerce
              (1 mo. LIBOR + 0.35%)                                   2.44(b)        5/20/2019          40,000
  30,000    Mizuho Bank Ltd. (1 mo. LIBOR + 0.41%)                    2.49(b)       10/22/2018          30,000
  40,000    Natixis (1 mo. LIBOR + 0.45%)                             2.53(b)        1/02/2019          40,000
  30,000    Natixis (1 mo. LIBOR + 0.48%)                             2.58(b)        1/11/2019          30,000
  25,000    Natixis (1 mo. LIBOR + 0.34%)                             2.40(b)        2/25/2019          25,000

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                               COUPON           FINAL              VALUE
(000)       SECURITY                                                  RATE           MATURITY            (000)
--------------------------------------------------------------------------------------------------------------
$ 25,000    Royal Bank of Canada (1 mo. LIBOR + 0.21%)                2.30%(b)       9/20/2018      $   25,000
  40,000    Societe Generale (1 mo. LIBOR + 0.37%)                    2.45(b)        6/04/2019          40,000
  25,000    Standard Chartered Bank (1 mo. LIBOR + 0.41%)             2.49(b)       10/01/2018          25,000
  30,000    Standard Chartered Bank (1 mo. LIBOR + 0.25%)             2.32(b)       10/29/2018          30,000
  40,000    Standard Chartered Bank (1 mo. LIBOR + 0.47%)             2.55(b)        1/02/2019          40,000
  25,000    Standard Chartered Bank (1 mo. LIBOR + 0.28%)             2.38(b)        2/07/2019          25,000
  50,000    Sumitomo Mitsui Banking Corp.
              (1 mo. LIBOR + 0.24%)                                   2.31(b)        8/13/2018          50,000
  50,000    Sumitomo Mitsui Banking Corp.
              (1 mo. LIBOR + 0.30%)                                   2.39(b)        9/05/2018          50,000
  30,000    Sumitomo Mitsui Banking Corp.
              (1 mo. LIBOR + 0.25%)                                   2.32(b)       10/24/2018          30,000
  30,000    Sumitomo Mitsui Banking Corp.
              (1 mo. LIBOR + 0.27%)                                   2.34(b)       11/14/2018          30,000
  40,000    Westpac Banking Corp. (1 mo. LIBOR + 0.23%)               2.32(b)        1/10/2019          40,000
  40,000    Westpac Banking Corp. (1 mo. LIBOR + 0.23%)               2.31(b)        1/18/2019          40,000
  40,000    Westpac Banking Corp. (1 mo. LIBOR + 0.28%)               2.37(b)        6/03/2019          40,000
                                                                                                    ----------
                                                                                                     1,120,000
                                                                                                    ----------
            DIVERSIFIED CAPITAL MARKETS (3.0%)
  40,000    Credit Agricole Corporate and Investment
              Bank (1 mo. LIBOR + 0.30%)                              2.39(b)       12/05/2018          40,000
  25,000    Credit Suisse AG (1 mo. LIBOR + 0.25%)                    2.34(b)        8/06/2018          25,000
  25,000    Credit Suisse AG (1 mo. LIBOR + 0.46%)                    2.54(b)        5/01/2019          25,000
  50,000    Credit Suisse AG (3 mo. LIBOR + 0.24%)                    2.59(b)        5/02/2019          50,000
                                                                                                    ----------
                                                                                                       140,000
                                                                                                    ----------
            OTHER DIVERSIFIED FINANCIAL SERVICES (2.0%)
  50,000    Toronto-Dominion (1 mo. LIBOR + 0.20%)                    2.29(b)        8/06/2018          50,000
  40,000    Toronto-Dominion (1 mo. LIBOR + 0.27%)                    2.34(b)        2/12/2019          40,000
                                                                                                    ----------
                                                                                                        90,000
                                                                                                    ----------
            STEEL (0.8%)
  20,000    SSAB AB (LOC - Swedbank AB)(c)                            2.03           4/01/2034          20,000
  15,000    SSAB AB (LOC - Credit Agricole Corp. Inv. Bank)(c)        2.03           5/01/2034          15,000
                                                                                                    ----------
                                                                                                        35,000
                                                                                                    ----------
            Total Eurodollar and Yankee Obligations (cost: $1,385,000)                               1,385,000
                                                                                                    ----------

            CORPORATE OBLIGATIONS (11.2%)

            BUILDING PRODUCTS (0.1%)
   2,685    Moondance Enterprises, LP (LOC - PNC
              Financial Services Group)(c)                            2.06          11/01/2020           2,685
                                                                                                    ----------

================================================================================

12  | USAA MONEY MARKET FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                               COUPON           FINAL              VALUE
(000)       SECURITY                                                  RATE           MATURITY            (000)
--------------------------------------------------------------------------------------------------------------
            COMMERCIAL PRINTING (0.0%)
$  1,493    Fairway, LLC (LOC - Federal Home Loan Bank
             of San Francisco) (Put Date 8/07/2018)(c)                2.20%         12/01/2023      $    1,493
                                                                                                    ----------
            DISTRIBUTORS (0.3%)
  14,030    Bhavnani, LLC (LOC - U.S. Bancorp)
             (Put Date 8/07/2018)(c)                                  2.06           5/01/2038          14,030
                                                                                                    ----------
            DIVERSIFIED BANKS (0.6%)
  27,405     J.P. Morgan Chase & Co. (3 mo. LIBOR + 0.63%)            2.97(b)        1/28/2019          27,467
                                                                                                    ----------
            DIVERSIFIED REAL ESTATE ACTIVITIES (2.0%)
  45,000    Fiore Capital, LLC (LOC - Wells Fargo & Co.)
             (Put Date 8/07/2018)(c)                                  1.97           8/01/2045          45,000
  26,315    Paca-Pratt Associates, Inc. (LOC - Manufacturers
             & Traders Trust Co.) (Put Date 8/07/2018)(c)             2.53           1/01/2038          26,315
  12,019    Pinnacle Properties Dev. Group, LLC (LOC - Federal
             Home Loan Bank of Cincinnati)
             (Put Date 8/07/2018)(c)                                  2.03           6/15/2041          12,019
  11,485    Stobro Co., LP (LOC - Federal Home Loan
             Bank of Pittsburgh) (Put Date 8/07/2018)(c)              2.05           1/01/2032          11,485
                                                                                                    ----------
                                                                                                        94,819
                                                                                                    ----------
            EDUCATION SERVICES (0.1%)
   4,715    Harvest Time Tabernacle, Inc. (LOC - Federal
             Home Loan Bank of Dallas)(c)                             2.10           8/01/2037           4,715
                                                                                                    ----------
            FOOD DISTRIBUTORS (0.1%)
   3,420    Business Finance Corp. (LOC - Federal Home
             Loan Bank of Dallas) (Put Date 8/07/2018)(c)             2.15           8/01/2021           3,420
                                                                                                    ----------
            FOOD RETAIL (0.5%)
  20,000    Altoona-Blair County Development Corp.
             (LOC - PNC Financial Services Group)
             (Put Date 8/07/2018)(a),(c)                              2.06           4/01/2035          20,000
   1,630    Food Supply, Inc. (LOC - SunTrust Bank)(c)                2.10           5/01/2024           1,630
                                                                                                    ----------
                                                                                                        21,630
                                                                                                    ----------
            FOREST PRODUCTS (0.1%)
   2,400    Rex Lumber, LLC (LOC - Federal Home Loan
             Bank of Dallas)(c)                                       2.03           2/01/2022           2,400
                                                                                                    ----------
            HEALTH CARE EQUIPMENT (0.2%)
   1,140    Labcon North America (LOC - BNP Paribas)
             (Put Date 8/07/2018)(c)                                  2.00           1/01/2040           1,140
   7,520    Labcon North America (LOC - BNP Paribas)(c)               2.00           6/01/2044           7,520
                                                                                                    ----------
                                                                                                         8,660
                                                                                                    ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                               COUPON           FINAL              VALUE
(000)       SECURITY                                                  RATE           MATURITY            (000)
--------------------------------------------------------------------------------------------------------------
            HEALTH CARE FACILITIES (1.0%)
$  6,510     Bronson Lifestyle Improvement and Research
             Center Co. (LOC - Fifth Third Bank)(c)                   2.09%          9/01/2030      $    6,510
   1,515    HP LRHS Land, LLC (LOC - U.S. Bancorp)(c)                 2.35          10/01/2030           1,515
   1,100    MBE Investment Co., LLC (LOC - Comerica
             Bank, N.A.)(c)                                           2.25           2/01/2051           1,100
   2,170    MCE MOB IV, LP (LOC - PNC Financial
             Services Group) (Put Date 8/07/2018)(c)                  2.06           8/01/2022           2,170
   2,670    Medical Center of Athens, Inc. (LOC - Federal Home
             Loan Bank of Atlanta)(c)                                 2.37           9/01/2032           2,670
   6,930    Medilucent MOB I, LP (LOC - PNC Financial
             Services Group) (Put Date 8/07/2018)(c)                  2.06           8/01/2030           6,930
  17,335    MMC Corp. (LOC - JP Morgan Chase & Co.)
             (Put Date 8/07/2018)(c)                                  2.75          11/01/2035          17,335
   4,560    Sawmill Creek Lodge Co. (LOC - Fifth Third Bank)
             (Put Date 8/07/2018)(c)                                  2.30          10/01/2026           4,560
   2,460    Tallahassee Orthopedic Center LC
             (LOC - Wells Fargo & Co.)(c)                             2.03           4/03/2034           2,460
                                                                                                    ----------
                                                                                                        45,250
                                                                                                    ----------
            HEALTH CARE SERVICES (0.1%)
   5,515    Vold Vision Ventures, LLC (LOC - Federal Home
              Loan Bank of Dallas) (Put Date 8/07/2018)(c)            2.10          10/01/2039           5,515
                                                                                                    ----------
            HOTELS, RESORTS & CRUISE LINES (0.0%)
   1,310    Doghouse Properties, LLC (LOC - Federal Home
             Loan Bank of Atlanta) (Put Date 8/07/2018)(c)            2.03           5/01/2027           1,310
                                                                                                    ----------
            INVESTMENT BANKING & BROKERAGE (0.6%)
  29,188     Goldman Sachs Group, Inc. (3 mo. LIBOR + 1.10%)          3.44(b)       11/15/2018          29,259
                                                                                                    ----------
            LEISURE FACILITIES (0.5%)
   8,280    BallenIsles Country Club, Inc. (LOC - Bank of
              America Corp.) (Put Date 8/07/2018)(c)                  2.06          12/01/2022           8,280
   3,650    Cattail Creek Country Club, Inc. (LOC - Manufacturers
              & Traders Trust Co.) (Put Date 8/07/2018)(c)            2.53           3/01/2031           3,650
   9,150    CEI Capital, LLC (LOC - Fifth Third Bank)(c)              2.23           3/01/2033           9,150
                                                                                                    ----------
                                                                                                        21,080
                                                                                                    ----------
            LIFE & HEALTH INSURANCE (1.2%)
   2,670    2016 David S Pearl II Irrevocable Trust (LOC - Federal
             Home Loan Bank of Dallas) (Put Date 8/09/2018)(c)        2.03          11/01/2036           2,670
  25,000    Carol Allen Family Liquidity Trust
             (LOC - Comerica Bank, N.A.)                              2.35           3/01/2048          25,000
   5,290    Chad J Himmel Irrevocable Trust (LOC - Federal
             Home Loan Bank of Dallas)(c)                             2.03           7/01/2048           5,290

================================================================================

14  | USAA MONEY MARKET FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                               COUPON           FINAL              VALUE
(000)       SECURITY                                                  RATE           MATURITY            (000)
--------------------------------------------------------------------------------------------------------------
$  4,420    Debra B Kennedy Irrevocable Trust (LOC - Federal
             Home Loan Bank of Dallas) (Put Date 8/07/2018)(c)        2.03%          5/01/2048      $    4,420
   5,800    Jacob Rosenstein 2017 Irrevocable Life Insurance
             Trust (LOC - Bank of Oklahoma, N.A.)
             (Put Date 8/07/2018)(c)                                  2.03           8/01/2037           5,800
   4,445    Lamar Avenue Trust (LOC - Federal Home
             Loan Bank of Dallas)(c)                                  2.03          12/01/2037           4,445
   5,490    Linda E Krejsek Life Insurance Trust (LOC - Federal
             Home Loan Bank of Dallas)(c)                             2.35           9/01/2037           5,490
   4,025    Mark E Potteiger Irrevocable Life Insurance Trust
             (LOC - Federal Home Loan Bank of Dallas)(c)              2.03           6/01/2048           4,025
                                                                                                    ----------
                                                                                                        57,140
                                                                                                    ----------
            PACKAGED FOODS & MEATS (0.2%)
   1,960    Brewster Cheese Co. (LOC - Bank of Montreal)
             (Put Date 8/07/2018)(c)                                  2.14           4/03/2023           1,960
   7,500    Premier Mushrooms, Inc. (LOC - CoBank, ACB)
             (Put Date 8/30/2018)(c)                                  2.03          12/01/2037           7,500
                                                                                                    ----------
                                                                                                         9,460
                                                                                                    ----------
            PUBLISHING (1.1%)
  50,000    AARP, Inc. (LOC - Bank of America Corp.)
             (Put Date 8/07/2018)(c)                                  2.00           5/01/2031          50,000
                                                                                                    ----------
            REAL ESTATE OPERATING COMPANIES (1.8%)
  11,000    ASC Admiral Way, LLC (LOC - Federal Home Loan
             Bank of San Francisco)(c)                                2.08           8/01/2056          11,000
   1,445    Cain Capital Investments, LLC (LOC - BB&T Corp.)
             (Put Date 8/30/2018)(c)                                  2.38          10/01/2046           1,445
  10,550    Delos, LLC (LOC - Wells Fargo & Co.)
             (Put Date 8/07/2018)(c)                                  2.35           3/01/2037          10,550
   2,480    Dennis Wesley Co., Inc. (LOC - Federal Home Loan
             Bank of Indianapolis)(c)                                 2.03           6/15/2034           2,480
   7,000    Desert Vistas, LP (LOC - Federal Home Loan
             Bank of San Francisco) (Put Date 8/07/2018)(c)           2.35           9/01/2055           7,000
   7,085    EMF, LLC (LOC - Comerica Bank, N.A.)
             (Put Date 8/07/2018)(c)                                  2.35           6/01/2042           7,085
   2,950    Foster/Schweihofer Real Estate Co., LLC
             (LOC - Comerica Bank, N.A.)(c)                           2.16           9/20/2033           2,950
   3,750    Herman & Kittle Capital, LLC (LOC - Federal Home
             Loan Bank of Cincinnati)(c)                              2.35           2/01/2037           3,750
   9,345    Housing Venture I (LOC - Federal Home Loan
             Bank of San Francisco)(c)                                2.08          12/01/2055           9,345

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                               COUPON           FINAL              VALUE
(000)       SECURITY                                                  RATE           MATURITY            (000)
--------------------------------------------------------------------------------------------------------------
$  3,375    Partisan Property, Inc. (LOC - Wells Fargo & Co.)
             (Put Date 8/07/2018)(c)                                  2.00%          9/01/2044      $    3,375
   6,930    Stivers Realty LC (LOC - Federal Home Loan
             Bank of Atlanta)(c)                                      2.03           7/01/2043           6,930
  18,300    Sugar Creek Finance Co., LLC (LOC - Northern
             Trust Corp.) (Put Date 8/07/2018)(c)                     2.08           6/01/2042          18,300
                                                                                                    ----------
                                                                                                        84,210
                                                                                                    ----------
            SPECIALTY STORES (0.6%)
  27,315    Bass Pro Rossford Dev. Co., LLC
             (LOC - Fifth Third Bank)(c)                              2.30          11/01/2027          27,315
   2,230    NextGen Automotive, LLC (LOC - Fifth Third Bank)
             (Put Date 8/30/2018)(c)                                  2.25           4/01/2048           2,230
                                                                                                    ----------
                                                                                                        29,545
                                                                                                    ----------
            STEEL (0.1%)
   2,490    Klein Steel Service, Inc. (LOC - Manufacturers &
             Traders Trust Co.) (Put Date 8/03/2018)(a),(c)           2.53           8/01/2025           2,490
                                                                                                    ----------
            Total Corporate Obligations (cost: $516,578)                                               516,578
                                                                                                    ----------

            MUNICIPAL OBLIGATIONS (9.3%)

            ARIZONA (0.6%)
  26,625    Yavapai County IDA (LOC - Bank of Nova Scotia)
             (Put Date 8/07/2018)(c)                                  2.15           9/01/2035          26,625
                                                                                                    ----------
            ARKANSAS (0.6%)
  28,750    Union County (LOC - SunTrust Bank)
             (Put Date 8/07/2018)(c)                                  2.07          10/01/2027          28,750
                                                                                                    ----------
            CALIFORNIA (0.1%)
      60    Alameda County IDA (LOC - BNP Paribas)
             (Put Date 8/07/2018)(c)                                  2.06          12/01/2040              60
   3,625    Hesperia Public Financing Auth.
             (LOC - BNP Paribas) (Put Date 8/07/2018)(c)              2.06           6/01/2026           3,625
                                                                                                    ----------
                                                                                                         3,685
                                                                                                    ----------
            COLORADO (0.3%)
   2,800    Sheridan Redev. Agency (LOC - JP Morgan
             Chase & Co.) (Put Date 8/07/2018)(c)                     2.15          12/01/2029           2,800
  10,704    Traer Creek Metropolitan District
             (LOC - BNP Paribas) (Put Date 8/07/2018)(c)              2.05          10/01/2030          10,704
                                                                                                    ----------
                                                                                                        13,504
                                                                                                    ----------
            CONNECTICUT (0.1%)
   4,640    Dev. Auth. (LOC - Toronto-Dominion Bank)
             (Put Date 8/07/2018)(c)                                  2.10          12/01/2028           4,640
                                                                                                    ----------

================================================================================

16  | USAA MONEY MARKET FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                               COUPON           FINAL              VALUE
(000)       SECURITY                                                  RATE           MATURITY            (000)
--------------------------------------------------------------------------------------------------------------
            ILLINOIS (0.5%)
$  3,290    Finance Auth. (LOC - Federal Home Loan
              Bank of Chicago) (Put Date 8/07/2018)(c)                2.09%          7/01/2040      $    3,290
  20,370    University of Illinois (LOC - Northern Trust Corp.)
              (Put Date 8/07/2018)(c)                                 1.95           4/01/2044          20,370
                                                                                                    ----------
                                                                                                        23,660
                                                                                                    ----------
            INDIANA (0.4%)
     270    City of Indianapolis (LOC - Citizens Financial Group)
              (Put Date 8/07/2018)(c)                                2.20           11/01/2042             270
  11,300    City of Knox (LOC - SunTrust Bank)
              (Put Date 8/07/2018)(c)                                2.11            2/01/2046          11,300
   6,405    City of Marion (LOC - Key Bank, N.A.)
              (Put Date 8/07/2018)(c)                                2.20            2/01/2035           6,405
                                                                                                    ----------
                                                                                                        17,975
                                                                                                    ----------
            LOUISIANA (0.2%)
   2,345    Louisiana Public Facilities Auth. (LOC - Capital
             One, N.A.) (Put Date 8/07/2018)(c)                       2.21           7/01/2028           2,345
   3,875    St. Charles Parish (LOC - Federal Home Loan
             Bank of Atlanta) (Put Date 8/07/2018)(c)                 2.06           9/01/2024           3,875
   1,660    St. Tammany Parish (LOC - Federal Home Loan
             Bank of Dallas) (Put Date 8/07/2018)(c)                  2.06           7/01/2022           1,660
                                                                                                    ----------
                                                                                                         7,880
                                                                                                    ----------
            MICHIGAN (4.1%)
  14,305    Charter Township of Commerce (LOC - PNC
             Financial Services Group) (Put Date 8/07/2018)(c)        2.08          10/01/2034          14,305
  20,565    Finance Auth. (LOC - Bank of Montreal)
             (Put Date 8/07/2018)(c)                                  1.94           9/01/2050          20,565
  65,000    Finance Auth. (LOC - PNC Financial Services Group)
             (Put Date 8/07/2018)(c)                                  1.98           9/01/2050          65,000
  88,500    Finance Auth. (LOC - JP Morgan Chase & Co.)
             (Put Date 8/05/2018)(c)                                  2.02           9/01/2053          88,500
                                                                                                    ----------
                                                                                                       188,370
                                                                                                    ----------
            MISSISSIPPI (0.0%)
   2,500    Business Finance Corp. (LOC - Federal Home
             Loan Bank of Dallas) (Put Date 8/07/2018)(c)             2.00           7/01/2020           2,500
                                                                                                    ----------
            NEW YORK (2.2%)
   4,105    Brookhaven IDA (LOC - Capital One, N.A.)
             (Put Date 8/07/2018)(c)                                  2.20           1/01/2025           4,105
   1,525    Columbia County IDA (LOC - HSBC Bank USA, Inc.)
             (Put Date 8/07/2018)(c)                                  2.15           7/01/2027           1,525

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                               COUPON           FINAL              VALUE
(000)       SECURITY                                                  RATE           MATURITY            (000)
--------------------------------------------------------------------------------------------------------------
$ 24,365    Saratoga County IDA (LOC - JP Morgan Chase & Co.)
             (Put Date 8/07/2018)(c)                                  2.08%         11/01/2021      $   24,365
  13,350    State Housing Finance Agency (LOC - Landesbank
             Hessen-Thuringen) (Put Date 7/31/2018)(c)                2.15           5/01/2042          13,350
  22,350    State Housing Finance Agency (LOC - JP Morgan
             Chase & Co.) (Put Date 8/07/2018)(c)                     2.00          11/01/2048          22,350
   5,500   State Housing Finance Agency (LOC - Landesbank
             Hessen-Thuringen) (Put Date 7/31/2018)(c)                2.10           5/01/2041           5,500
  29,250    State Housing Finance Agency (LOC - Landesbank
             Hessen-Thuringen) (Put Date 8/07/2018)(c)                1.90          11/01/2044          29,250
                                                                                                    ----------
                                                                                                       100,445
                                                                                                    ----------
            PENNSYLVANIA (0.2%)
   4,736    Allegheny County IDA (LOC - PNC Financial Services
             Group) (Put Date 8/07/2018)(c)                           2.14          11/01/2027           4,736
   1,520    Berks County Municipal Auth. (LOC - Citizens
             Financial Group) (Put Date 8/07/2018)(c)                 2.18           5/15/2022           1,520
   2,300    Economic Dev. Financing Auth. (LOC - PNC Financial
             Services Group) (Put Date 8/07/2018)(c)                  2.06           4/01/2035           2,300
   1,360    Lancaster IDA (LOC - Fulton Bank)
             (Put Date 8/07/2018)(c)                                  2.17           6/01/2027           1,360
                                                                                                    ----------
                                                                                                         9,916
                                                                                                    ----------
            Total Municipal Obligations (cost: $427,950)                                               427,950
                                                                                                    ----------

            CERTIFICATES OF DEPOSIT (8.3%)

            DIVERSIFIED BANKS (4.3%)
  40,000    Natixis                                                   2.48          11/13/2018          40,000
  25,000    Standard Chartered Bank                                   2.40          12/20/2018          25,000
  25,000    Wells Fargo Bank, N.A.                                    1.95          12/07/2018          25,000
  35,000    Wells Fargo Bank, N.A. (1 mo. LIBOR + 0.21%)              2.29(b)       10/31/2018          35,000
  25,000    Wells Fargo Bank, N.A. (1 mo. LIBOR + 0.25%)              2.32(b)        1/16/2019          25,000
  50,000    Wells Fargo Bank, N.A. (1 mo. LIBOR + 0.33%)              2.41(b)        5/31/2019          50,000
                                                                                                    ----------
                                                                                                       200,000
                                                                                                    ----------
            DIVERSIFIED CAPITAL MARKETS (3.5%)
  25,000    Credit Suisse AG                                          1.75           8/01/2018          25,000
  25,000    Credit Suisse AG                                          1.76           8/08/2018          25,000
  25,000    Deutsche Bank                                             2.72          10/01/2018          25,000
  30,000    Deutsche Bank                                             2.60          11/02/2018          30,000
  30,000    Deutsche Bank                                             2.70          12/20/2018          30,000
  25,000    Deutsche Bank                                             2.92           2/19/2019          25,000
                                                                                                    ----------
                                                                                                       160,000
                                                                                                    ----------

================================================================================

18  | USAA MONEY MARKET FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                               COUPON          FINAL               VALUE
(000)       SECURITY                                                  RATE          MATURITY             (000)
--------------------------------------------------------------------------------------------------------------
            OTHER DIVERSIFIED FINANCIAL SERVICES (0.5%)
$ 25,000    Toronto-Dominion                                          2.43%         2/06/2019       $   25,000
                                                                                                    ----------
            Total Certificates of Deposit (cost: $385,000)                                             385,000
                                                                                                    ----------

            U.S. TREASURY SECURITIES (5.8%)

            BILLS (0.5%)
  25,000    -, 10/11/2018, (Zero coupon)                                                                24,921
                                                                                                    ----------
                                                                                                        24,921
                                                                                                    ----------
            NOTES (5.3%)(d)
 125,000    2.08%(b),(e), 4/30/2019, (3 mo. USTMMR + 0.07%)                                            125,144
  50,000    2.15%(b),(e), 1/31/2019, (3 mo. USTMMR + 0.14%)                                             50,056
  70,000    2.18%(b),(e), 10/31/2018, (3 mo. USTMMR + 0.17%)                                            70,044
                                                                                                    ----------
                                                                                                       245,244
                                                                                                    ----------
            Total U.S. Treasury Securities (cost: $270,165)                                            270,165
                                                                                                    ----------

            REPURCHASE AGREEMENTS (2.2%)
 103,000    Natixis S.A., 1.91%, acquired 7/31/2018 and due
             on 8/01/2018 at $103,000 (collateralized by $159,431
             of Fannie Mae, 3.13%-6.00%, due 1/15/2025-6/01/2048;
             $2,000 of Federal Home Loan Bank, 3.87%-5.63%,
             due 6/12/2028-3/14/2036; $49,430 of Freddie Mac,
             3.46%-4.00%, due 12/17/2029-8/01/2046; $1,456
             of Ginnie Mae, 5.00%, due 5/20/2048; $5,952 of
             U.S. Inflation-Indexed Note, 0.63%-2.13%, due
             7/15/2021 -2/15/2041; $1,510 of U.S. Treasury,
             0.88%-8.75%, due 4/15/2019-2/15/2045; combined
             market value $105,066)(d),(f),(g) (cost: $103,000)                                        103,000
                                                                                                    ----------

            TOTAL INVESTMENTS (COST: $4,650,064)                                                    $4,650,064
                                                                                                    ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------------
ASSETS                                         LEVEL 1           LEVEL 2          LEVEL 3                TOTAL
--------------------------------------------------------------------------------------------------------------
Money Market Instruments:
 Certificates of Deposit                           $-         $  385,000               $-           $  385,000
 Commercial Paper                                   -          1,562,371                -            1,562,371
 Corporate Obligations                              -            516,578                -              516,578
 Eurodollar and Yankee Obligations                  -          1,385,000                -            1,385,000
 Municipal Obligations                              -            427,950                -              427,950
 Repurchase Agreements                              -            103,000                -              103,000
 U.S. Treasury Securities                           -            270,165                -              270,165
--------------------------------------------------------------------------------------------------------------
Total                                              $-         $4,650,064               $-           $4,650,064
--------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

20  | USAA MONEY MARKET FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2018

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Values of securities are determined by procedures and practices discussed in
   Note 1A to the financial statements.

   The cost of securities at July 31, 2018, for federal income tax purposes, was $4,650,064,000.

   The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o  CATEGORIES AND DEFINITIONS

   EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

   CERTIFICATES OF DEPOSIT - Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

   COMMERCIAL PAPER - Consists of short-term unsecured promissory notes with maturities ranging from one to 270 days, issued mainly by corporations.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  21

================================================================================

   Commercial paper is usually purchased at a discount and matures at par value; however, it also may be interest-bearing.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   IDA    Industrial Development Authority/Agency

   LIBOR  London Interbank Offered Rate

   USTMMR Quarterly US Treasury Money Market Rate

   CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

   The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission
   (SEC) regulations applicable to money market funds. In order to qualify as an eligible security, USAA Mutual Funds Trust's Board of Trustees, must determine that the particular investment presents minimal credit risk in accordance with these SEC regulations.

   LOC Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

o  SPECIFIC NOTES

   (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

================================================================================

22  | USAA MONEY MARKET FUND

================================================================================

   (b) Variable-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at July 31, 2018.

   (c) Variable-rate demand notes (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

   (d) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

   (e) Rates for U.S. Treasury floating-rate notes rise and fall based on discount rates in auctions of 13-week Treasury bills, and are paid quarterly.

   (f) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

   (g) U.S. Treasury inflation-indexed notes - designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities (amortized cost approximates market value)                 $4,650,064
   Cash                                                                                      2,047
   Receivables:
      Capital shares sold                                                                   20,816
      Interest                                                                               5,618
      Securities sold                                                                        2,101
                                                                                        ----------
         Total assets                                                                    4,680,646
                                                                                        ----------
LIABILITIES
   Payables:
      Securities purchased                                                                  34,994
      Capital shares redeemed                                                               20,738
      Dividends on capital shares                                                               52
   Accrued management fees                                                                     932
   Other accrued expenses and payables                                                         320
                                                                                        ----------
         Total liabilities                                                                  57,036
                                                                                        ----------
            Net assets applicable to capital shares outstanding                         $4,623,610
                                                                                        ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                      $4,623,618
   Overdistribution of net investment income                                                    (8)
                                                                                        ----------
            Net assets applicable to capital shares outstanding                         $4,623,610
                                                                                        ==========
   Capital shares outstanding, no par value                                              4,624,140
                                                                                        ==========
   Net asset value, redemption price, and offering price per share                      $     1.00
                                                                                        ==========

See accompanying notes to financial statements.

================================================================================

24  | USAA MONEY MARKET FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                         $77,608
                                                                                           -------
EXPENSES
   Management fees                                                                          10,679
   Administration and servicing fees                                                         4,449
   Transfer agent's fees                                                                    11,124
   Custody and accounting fees                                                                 439
   Postage                                                                                     444
   Shareholder reporting fees                                                                  155
   Trustees' fees                                                                               33
   Registration fees                                                                            88
   Professional fees                                                                           118
   Other                                                                                        63
                                                                                           -------
      Total expenses                                                                        27,592
                                                                                           -------
NET INVESTMENT INCOME                                                                       50,016
                                                                                           -------
   Increase in net assets resulting from operations                                        $50,016
                                                                                           =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------------------------

                                                                               2018           2017
--------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                $    50,016    $   14,066
   Net realized gain on investments                                               -            559
                                                                        --------------------------
      Increase in net assets resulting from operations                       50,016         14,625
                                                                        --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                    (50,007)       (14,066)
   Net realized gains                                                             -           (569)
                                                                        --------------------------
      Distributions to shareholders                                         (50,007)       (14,635)
                                                                        --------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                              5,931,753      5,951,009
   Reinvested dividends                                                      49,721         14,561
   Cost of shares redeemed                                               (5,871,143)    (7,058,724)
                                                                        --------------------------
      Increase (decrease) in net assets from capital share
         transactions                                                       110,331     (1,093,154)
                                                                        --------------------------
   Net increase (decrease) in net assets                                    110,340     (1,093,164)

NET ASSETS
   Beginning of year                                                      4,513,270      5,606,434
                                                                        --------------------------
   End of year                                                          $ 4,623,610    $ 4,513,270
                                                                        ==========================
Overdistribution of net investment income:
   End of year                                                          $        (8)   $       (17)
                                                                        ==========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                            5,931,753      5,951,009
   Shares issued for dividends reinvested                                    49,721         14,561
   Shares redeemed                                                       (5,871,143)    (7,058,724)
                                                                        --------------------------
      Increase (decrease) in shares outstanding                             110,331     (1,093,154)
                                                                        ==========================

See accompanying notes to financial statements.

================================================================================

26  | USAA MONEY MARKET FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 50 separate funds. The USAA Money Market Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek the highest income consistent with preservation of capital and the maintenance of liquidity.

The Fund operates as a retail money market fund in compliance with the requirements of Rule 2a-7 under the 1940 Act; and as a retail money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. All securities held in the Fund are short-term debt securities which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2. Repurchase agreements are valued at cost.

    3. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Committee, under procedures to stabilize net asset value and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

28  | USAA MONEY MARKET FUND

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended July 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

E. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to or in excess of the purchase price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

    Investments in repurchase agreements as presented on the Portfolio of Investments are not net settlement amounts but gross. At July 31, 2018, the value of the related collateral exceeded the value of the repurchase agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Portfolio of Investments.

F. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general

================================================================================

30  | USAA MONEY MARKET FUND

================================================================================

    indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended July 31, 2018, the Fund paid CAPCO facility fees of $35,000, which represents 5.4% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended July 31, 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended July 31, 2018, and 2017, was as follows:

                                               2018                    2017
                                            ----------------------------------
Ordinary income*                            $50,007,000            $14,076,000
Long-term realized capital gain                       -                559,000
                                            -----------            -----------
  Total distributions paid                  $50,007,000            $14,635,000
                                            ===========            ===========

As of July 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                         $45,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

(4) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

================================================================================

32  | USAA MONEY MARKET FUND

================================================================================

The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average net assets. For the year ended July 31, 2018, the Fund incurred management fees, paid or payable to the Manager, of $10,679,000.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the year ended July 31, 2018, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $4,449,000.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2018, the Fund reimbursed the Manager $55,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent fee is accrued daily and paid monthly at an annualized rate of 0.25% of the Fund's average net assets for the fiscal year. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended July 31, 2018, the Fund incurred transfer agent's fees, paid or payable to SAS, of $11,124,000.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(6) UPCOMING REGULATORY MATTERS

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit are effective December 1, 2018. However, Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, delayed other requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule to the Funds' financial statements and various filings.

(7) UPCOMING ACCOUNTING PRONOUNCEMENTS

(ASU) 2017-08, PREMIUM AMORTIZATION OF PURCHASED CALLABLE DEBT SECURITIES
-------------------------------------------------------------------------
In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

(ASU) 2018-13, FAIR VALUE MEASUREMENT
-------------------------------------
In August 2018, the FASB issued an ASU 2018-13, Fair Value Measurement (Topic
820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU

================================================================================

34  | USAA MONEY MARKET FUND

================================================================================

is effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. The adoption of this ASU guidance is not expected to have a material impact on the financial statements and other disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------
Per share operating performance for a share outstanding throughout each period is as follows:

                                                                   YEAR ENDED JULY 31,
                                    ------------------------------------------------------------------------------
                                          2018             2017             2016             2015             2014
                                    ------------------------------------------------------------------------------
Net asset value at
  beginning of period               $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
                                    ------------------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                    .01              .00(a)           .00(a)           .00(a)           .00(a)
  Net realized and
    unrealized gain(a)                     .00              .00              .00              .00              .00
                                    ------------------------------------------------------------------------------
Total from investment
  operations                               .01              .00(a)           .00(a)           .00(a)           .00(a)
                                    ------------------------------------------------------------------------------
Less distributions from:
  Net investment income                   (.01)            (.00)(a)         (.00)(a)         (.00)(a)         (.00)(a)
  Realized capital gains                     -             (.00)(a)         (.00)(a)            -             (.00)(a)
                                    ------------------------------------------------------------------------------
Total distributions                       (.01)            (.00)(a)         (.00)(a)         (.00)(a)         (.00)(a)
                                    ------------------------------------------------------------------------------
Net asset value at end of period    $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
                                    ==============================================================================
Total return (%)*                         1.13              .31(c)           .01(c)           .01(c)           .01(c)
Net assets at end of
  period (000)                      $4,623,610       $4,513,270       $5,606,434       $5,289,252       $5,192,675
Ratios to average net assets:**
  Expenses (%)                             .62              .63(b),(c)       .41(b),(c)       .24(b),(c)       .22(c)
  Expenses, excluding
    reimbursements (%)                     .62              .63(b)           .67(b)           .65(b)           .63
  Net investment income (%)               1.12              .29              .01              .01              .01

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended July 31, 2018, average net assets were $4,449,349,000.

(a) Represents less than $0.01 per share.

(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

(c) The Manager voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.

================================================================================

36  | USAA MONEY MARKET FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2018, through July 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  37

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                         BEGINNING                ENDING             DURING PERIOD*
                                       ACCOUNT VALUE           ACCOUNT VALUE        FEBRUARY 1, 2018 -
                                      FEBRUARY 1, 2018         JULY 31, 2018          JULY 31, 2018
                                      ----------------------------------------------------------------
Actual                                   $1,000.00               $1,007.00                 $3.04

Hypothetical
  (5% return before expenses)             1,000.00                1,021.77                  3.06

*Expenses are equal to the Fund's annualized expense ratio of 0.61%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 0.70% for the six-month period of February 1, 2018, through July 31, 2018.

================================================================================

38  | USAA MONEY MARKET FUND

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2018

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2018, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  39

================================================================================

meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

================================================================================

40  | USAA MONEY MARKET FUND

================================================================================

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day to- day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objectives and classifications, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes the Fund and all other no-load retail money market funds regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services - was above the median of its expense group and

================================================================================

                                                     ADVISORY AGREEMENT(S) |  41

================================================================================

its expense universe. The data indicated that the Fund's total expense ratio, was above the median of its expense group and its expense universe. The Board took into account management's discussion of the Fund's expenses. The Board also took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail money market funds regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2017, and was above the average of its performance universe and its Lipper index for the ten-year period ended December 31, 2017. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three- and five-year periods ended December 31, 2017, and was in the top 25% of its performance universe for the ten-year period ended December 31, 2017. The Board also took into account management's discussion regarding current market conditions, including the relatively narrow range of the returns of the funds in the performance universe.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the

================================================================================

42  | USAA MONEY MARKET FUND

================================================================================

Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that the Manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Board also took into account the high quality of the services received by the Fund from the Manager as well as the type of fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that the Fund may realize additional economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  43

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 56 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

44  | USAA MONEY MARKET FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  45

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

46  | USAA MONEY MARKET FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  47

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over ten years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

48  | USAA MONEY MARKET FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee.
   (3)  Member of Audit and Compliance Committee.
   (4)  Member of Product Management and Distribution Committee.
   (5)  Member of Corporate Governance Committee.
   (6)  Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

50  | USAA MONEY MARKET FUND

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
       USAA                                                          PRSRT STD
       9800 Fredericksburg Road                                    U.S. Postage
       San Antonio, TX 78288                                           PAID
                                                                       USAA
                                                                  --------------

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================================================================================
23427-0918                                   (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                         [GRAPHIC OF  USAA SMALL CAP STOCK FUND]

 ==============================================================

       ANNUAL REPORT
       USAA SMALL CAP STOCK FUND
       FUND SHARES o INSTITUTIONAL SHARES
       JULY 31, 2018

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"INVESTORS WHO ARE OVERLY CONCENTRATED IN
PARTICULAR ASSET CLASSES COULD BE CARRYING
MORE RISK IN THEIR PORTFOLIOS THAN THEY             [PHOTO OF BROOKS ENGLEHARDT]
REALIZE. THIS IS TRUE EVEN FOR THOSE WHO
THINK THEY ARE DIVERSIFIED."

--------------------------------------------------------------------------------

SEPTEMBER 2018

U.S. stocks advanced during the opening months of the reporting period ended July 31, 2018, while bond prices remained relatively range bound. The situation was similar when the reporting period ended. A casual observer might think this reporting period was rather uneventful; however, the opposite is true.

At first, stocks recorded gains, supported by robust global economic growth and better-than-expected corporate earnings. Bond prices were generally steady, even as the Federal Reserve (the Fed) continued to raise short-term interest rates. In December 2017, federal tax legislation was passed by Congress and signed into law by President Trump. The new law, which became effective in January 2018, lowered the corporate tax rate from 35% to 21% and was widely expected to increase companies' cash flow's and bottom line's.

In February 2018, volatility--noticeably absent during 2017--re-emerged. U.S. stocks fell and long-term interest rates rose as inflation fears surfaced. In March and April 2018, U.S. inflation climbed above the Fed's 2% target, suggesting that the central bank might increase the pace of its interest rate increases. Market turbulence continued through the rest of the reporting period, fueled by tensions between the United States and its trading partners and the imposition of tariffs. Other geopolitical events also roiled the markets, including the potential that Italy's incoming government might try to weaken that country's role in the European Union; U.S.-North Korea tensions, along with a high-profile summit in Singapore; and a meeting in Helsinki between President Trump and Russia's president, Vladimir Putin.

At the same time, global economic growth softened. Weaker growth, combined with trade-related political rhetoric led a number of central banks to postpone planned interest rate increases. In the United States, however, as the economic expansion continued and the job market improved, the Fed maintained its slow-and-steady approach to raising interest rates, boosting them in December 2017 and again in March and June 2018. Fed policymakers also increased the projected total number of 2018 interest rate increases from three to four. At the end of the reporting period, the market

================================================================================

================================================================================

appeared to believe that the Fed would take action in September and December
2018.

For the reporting period overall, U.S. stocks recorded double-digit gains. Bond prices were generally unchanged, though high-yield securities and tax-exempt bonds produced positive returns. Meanwhile, the U.S. Treasury yield curve flattened as shorter-term yields rose more than longer-term yields. We believe flattening yield curve raises concerns because it might be followed by an inversion, in which two-year yields are higher than 10-year yields. A yield-curve inversion has sometimes signaled an approaching recession.

At USAA Investments, although we believe there is little chance of a recession in the next reporting period, we expect to hear a lot of media "noise" about trade in the coming months, as well as on other issues that could provoke an emotional reaction from investors. We recommend that investors focus on information that can provide the perspective they need to manage their investments.

Investors may also want to make sure their portfolios are adequately diversified. The primary benefit of diversification is long-term risk management. Investors who are overly concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This is true even for those who think they are diversified. U.S. stocks have outperformed for some time, so their weighting within a portfolio could have grown rather large and might need to be rebalanced.

Now that the summer is over, you may want to review your financial situation. Please give our financial advisors a call. At USAA Investments, we are committed to helping you meet your financial objectives.

In the months ahead, we will continue to monitor the financial markets, economic conditions, Fed monetary policy, shifts in interest rates, and other matters that could potentially affect your investments. On behalf of everyone here at USAA Investments, thank you for allowing us to help with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY ON THE FUND                                               1

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

   Distributions to Shareholders                                              11

   Report of Independent Registered
     Public Accounting Firm                                                   12

   Portfolio of Investments                                                   13

   Notes to Portfolio of Investments                                          28

   Financial Statements                                                       30

   Notes to Financial Statements                                              34

   Financial Highlights                                                       50

EXPENSE EXAMPLE                                                               52

ADVISORY AGREEMENT(S)                                                         54

TRUSTEES' AND OFFICERS' INFORMATION                                           62

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Wellington Management Company LLP          ClariVest Asset Management LLC

    TIMOTHY J. MCCORMACK, CFA                  TODD WOLTER, CFA
    SHAUN F. PEDERSEN                          MICHAEL WATERMAN, CFA
                                               STACEY NUTT, PHD

Granahan Investment Management, Inc.

    GARY C. HATTON, CFA
    JANE M. WHITE
    JENNIFER M. PAWLOSKI
    ANDREW L. BEJA, CFA
    DAVID ROSE, CFA
    JEFF HARRISON, CFA

--------------------------------------------------------------------------------

o   HOW DID THE SMALL-CAP MARKET PERFORM DURING THE REPORTING PERIOD?

    Small-cap stocks delivered strong returns over the reporting period ended July 31, 2018, as demonstrated by the 18.73% gain for the Russell 2000(R) Index (the Index). The asset class was boosted by a few factors that included: robust economic growth, a substantial increase in corporate earnings, and the dual benefit of lower tax rates with reduced governmental regulation. Small cap stocks outpaced both large- and mid-cap stocks, with the bulk of the performance advantage occurring from early April 2018 onward. During this time, we saw uncertainty surrounding trade policy and slowing economic growth outside of the United States, which was beneficial to small companies. Within the small-cap market, growth stocks comfortably outperformed value stocks thanks to investors' continued preference for faster-growing companies.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

o HOW DID THE USAA SMALL CAP STOCK FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended July 31, 2018, the Fund Shares and Institutional Shares had total returns of 19.21% and 19.36%, respectively. This compares to returns of 18.73% for the Index, 23.11% for the S&P SmallCap 600(R) Index, and 16.88% for the Lipper Small-Cap Core Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. Wellington Management Company LLP (Wellington Management), Granahan Investment Management, Inc. (GIMI), and ClariVest Asset
    Management LLC (ClariVest) are subadvisers to the Fund. The subadvisers each provide day-to-day discretionary management for a portion of the Fund's assets.

o HOW DID WELLINGTON MANAGEMENT'S PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

    The Wellington Management portion of the Fund performed well versus the Index. Sector allocation, which is a result of the portfolio's stock-by-stock selection process, was a key factor to the manager's positive results. The portfolio's overweight in industrials and underweight in real estate contributed to relative performance, but the benefit was partially offset by the effect of having underweight positions in consumer discretionary and health care. Security selection weighed on relative performance, with the most notable weakness occurring in the industrials and real estate sectors. Stock selection was strongest in financials and materials sectors.

    The top individual contributors to relative performance included the U.S.-based business advisory firm FTI Consulting Inc.; Haemonetics Corp., a global provider of blood and plasma supplies and services; and

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA SMALL CAP STOCK FUND

================================================================================

    the U.S.-based insurance provider Kemper Corp. The top detractors were Diebold Nixdorf, Inc., a provider of connected commerce solutions to financial institutions and retailers; Belden, Inc., a signal-transmission solutions provider; and the west coast grocery retailer Smart & Final Stores, Inc.*

o   HOW DID GIMI'S PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

    GIMI outperformed due to strong stock selection, particularly in the information technology, health care, and industrials sectors. However, the manager's allocations among these sectors dampened some of the benefit.
    GIMI also added value through its selection in materials, as well as its underweight in the sector. However, effective stock selection in energy was offset by the portfolio's overweight position in the sector. The financials sector was the only area in which GIMI's holdings underperformed.

    The top three individual contributors came from the health care sector:
    ABIOMED, Inc.*, Exact Sciences Corp., and Nektar Therapeutics.* Two industrials holdings--Axon Enterprises, Inc. and Echo Global Logistics, Inc.--rounded out the list of the manager's top-five performers. The health care and information technology stocks Evolent Health, Inc., "A", Inc., Trivago NV ADR*, and Extreme Networks, Inc. were among the leading detractors from performance, as were the industrials stocks Kornit Digital Ltd. and Triton International Ltd.

o   HOW DID CLARIVEST'S PORTION OF THE FUND PERFORM DURING THE REPORTING
    PERIOD?

    The ClariVest portion of the fund underperformed, as stock returns generally decoupled from earnings over the reporting period. However, ClariVest expects that the recent rally in lower-quality stocks will reverse, and that bottom-up stock picking and a focus on fundamentals will ultimately be rewarded.

    *Smart & Final Stores, Inc., ABIOMED, Inc., Nektar Therapeutics, and Trivago NV ADR were sold out of the Fund prior to July 31, 2018.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    Stock selection was the primary reason for the manager's underperformance. Its selection was weakest in the financials and industrials sectors, but this was offset somewhat by stronger results in information technology. In terms of sector allocations, ClariVest's underweight in real estate and overweight in industrials aided returns, but its underweight in health care and overweight in information technology detracted from performance. The top contributors included SkyWest, Inc., Triple-S Management Corp., "B", and Federal Agricultural Mortgage Corp., "C". The largest detractors were Beazer Homes USA, Inc., Tutor Perini Corp., and Owens-Illinois, Inc.

    Thank you for allowing us to help you with your investment needs.

    Small-cap investing is subject to the risk that small-cap companies may be more vulnerable to adverse business or economic developments. Such securities may be less liquid and more volatile.

================================================================================

4  | USAA SMALL CAP STOCK FUND

================================================================================

INVESTMENT OVERVIEW

USAA SMALL CAP STOCK FUND SHARES (FUND SHARES)
(Ticker Symbol: USCAX)

--------------------------------------------------------------------------------
                                             7/31/18               7/31/17
--------------------------------------------------------------------------------
Net Assets                                $758.1 Million        $658.0 Million
Net Asset Value Per Share                     $19.33                $18.02

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
    1 YEAR                          5 YEARS                       10 YEARS
    19.21%                           9.73%                         9.46%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/17*
--------------------------------------------------------------------------------
                                      1.09%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                                       USAA SMALL CAP
                     S&P SMALLCAP           RUSSELL 2000      LIPPER SMALL-CAP           STOCK FUND
                      600 INDEX                INDEX          CORE FUNDS INDEX             SHARES
 7/31/2008            $10,000.00            $10,000.00           $10,000.00              $10,000.00
 8/31/2008             10,417.70             10,361.44            10,230.47               10,224.00
 9/30/2008              9,713.98              9,535.84             9,274.80                9,337.00
10/31/2008              7,756.89              7,552.10             7,297.35                7,490.00
11/30/2008              6,850.62              6,658.79             6,536.60                6,553.00
12/31/2008              7,268.57              7,045.27             6,910.35                6,968.00
 1/31/2009              6,345.43              6,261.69             6,287.09                6,213.00
 2/28/2009              5,585.61              5,500.74             5,614.49                5,574.00
 3/31/2009              6,044.43              5,991.78             6,119.22                6,105.00
 4/30/2009              7,099.59              6,918.00             7,085.63                6,910.00
 5/31/2009              7,214.01              7,126.57             7,416.20                7,092.00
 6/30/2009              7,317.52              7,231.25             7,479.27                7,175.00
 7/31/2009              8,073.09              7,927.69             8,139.67                7,872.00
 8/31/2009              8,257.82              8,155.02             8,389.42                8,096.00
 9/30/2009              8,682.88              8,625.37             8,895.07                8,536.00
10/31/2009              8,188.28              8,039.75             8,405.72                8,129.00
11/30/2009              8,401.93              8,292.12             8,696.95                8,353.00
12/31/2009              9,127.13              8,959.59             9,294.25                8,925.00
 1/31/2010              8,818.28              8,629.78             8,963.52                8,776.00
 2/28/2010              9,197.18              9,018.51             9,367.46                9,075.00
 3/31/2010              9,912.84              9,752.51            10,003.80                9,763.00
 4/30/2010             10,492.57             10,304.45            10,504.41               10,211.00
 5/31/2010              9,735.06              9,522.82             9,737.17                9,572.00
 6/30/2010              9,047.05              8,784.86             9,099.94                8,925.00
 7/31/2010              9,620.82              9,388.55             9,680.95                9,465.00
 8/31/2010              8,902.64              8,693.44             9,107.26                8,801.00
 9/30/2010              9,917.55              9,776.61            10,124.83                9,813.00
10/31/2010             10,339.55             10,176.69            10,490.22               10,228.00
11/30/2010             10,708.08             10,529.55            10,846.05               10,618.00
12/31/2010             11,528.28             11,365.68            11,683.51               11,381.00
 1/31/2011             11,545.77             11,336.39            11,693.27               11,340.00
 2/28/2011             12,054.63             11,958.10            12,272.98               11,830.00
 3/31/2011             12,417.34             12,268.00            12,576.89               12,146.00
 4/30/2011             12,740.08             12,591.95            12,884.33               12,569.00
 5/31/2011             12,625.30             12,355.87            12,644.08               12,353.00
 6/30/2011             12,396.98             12,070.99            12,405.16               12,146.00
 7/31/2011             11,999.22             11,634.69            12,030.82               11,772.00
 8/31/2011             11,078.56             10,622.44            11,104.52               10,775.00
 9/30/2011              9,938.69              9,431.64             9,867.80                9,545.00
10/31/2011             11,429.08             10,859.20            11,313.64               11,049.00
11/30/2011             11,501.26             10,819.62            11,270.90               11,049.00
12/31/2011             11,645.39             10,891.09            11,238.70               11,137.00
1/31/2012              12,411.43             11,660.55            11,990.09               11,876.00
 2/29/2012             12,673.97             11,939.62            12,354.17               12,117.00
 3/31/2012             13,041.39             12,245.54            12,578.22               12,392.00
 4/30/2012             12,876.82             12,056.38            12,445.43               12,176.00
 5/31/2012             12,069.39             11,258.37            11,584.79               11,336.00
 6/30/2012             12,574.32             11,820.17            11,940.41               11,851.00
 7/31/2012             12,477.97             11,656.82            11,890.18               11,760.00
 8/31/2012             12,950.74             12,045.54            12,282.36               12,051.00
 9/30/2012             13,252.80             12,441.10            12,636.74               12,400.00
10/31/2012             12,983.74             12,171.19            12,494.85               12,142.00
11/30/2012             13,113.34             12,235.86            12,639.38               12,317.00
12/31/2012             13,546.54             12,671.76            13,029.83               12,790.00
 1/31/2013             14,329.34             13,464.93            13,810.97               13,546.00
 2/28/2013             14,531.04             13,613.46            13,967.75               13,724.00
 3/31/2013             15,146.54             14,242.04            14,573.72               14,260.00
 4/30/2013             15,106.27             14,189.71            14,496.16               14,030.00
 5/31/2013             15,763.05             14,756.85            15,032.07               14,701.00
 6/30/2013             15,740.06             14,681.35            14,912.30               14,650.00
 7/31/2013             16,817.40             15,708.80            15,870.64               15,516.00
 8/31/2013             16,407.69             15,209.86            15,395.88               15,066.00
 9/30/2013             17,429.34             16,180.30            16,302.27               15,933.00
10/31/2013             18,058.11             16,587.17            16,820.78               16,519.00
11/30/2013             18,869.94             17,251.72            17,415.35               17,198.00
12/31/2013             19,143.05             17,591.24            17,736.89               17,607.00
 1/31/2014             18,404.73             17,104.31            17,098.92               16,993.00
 2/28/2014             19,224.97             17,910.12            17,878.44               17,662.00
 3/31/2014             19,359.16             17,788.04            17,953.44               17,709.00
 4/30/2014             18,818.84             17,098.20            17,499.85               17,012.00
 5/31/2014             18,869.63             17,235.21            17,611.64               17,114.00
 6/30/2014             19,759.28             18,152.24            18,415.70               17,820.00
 7/31/2014             18,673.58             17,053.51            17,387.15               16,863.00
 8/31/2014             19,475.60             17,899.11            18,149.69               17,569.00
 9/30/2014             18,430.20             16,816.32            17,146.26               16,686.00
10/31/2014             19,736.55             17,924.84            18,083.93               17,560.00
11/30/2014             19,682.30             17,940.90            18,109.53               17,672.00
12/31/2014             20,244.76             18,452.22            18,462.99               18,077.00
 1/31/2015             19,537.29             17,858.68            17,799.21               17,338.00
 2/28/2015             20,715.28             18,918.89            18,862.50               18,639.00
 3/31/2015             21,047.24             19,248.48            19,155.58               18,805.00
 4/30/2015             20,557.84             18,757.59            18,786.25               18,514.00
 5/31/2015             20,872.79             19,185.83            19,044.22               18,795.00
 6/30/2015             21,087.59             19,329.50            19,132.89               19,024.00
 7/31/2015             20,908.93             19,104.85            18,937.86               18,483.00
 8/31/2015             19,826.52             17,904.29            17,947.76               17,452.00
 9/30/2015             19,132.83             17,025.85            17,200.35               16,526.00
10/31/2015             20,299.11             17,985.09            18,209.53               17,608.00
11/30/2015             20,842.80             18,570.12            18,647.00               18,025.00
12/31/2015             19,845.41             17,637.72            17,682.81               17,118.00
 1/31/2016             18,621.38             16,086.76            16,494.53               15,790.00
 2/29/2016             18,829.44             16,086.04            16,615.66               15,914.00
 3/31/2016             20,372.94             17,369.89            17,952.12               17,197.00
 4/30/2016             20,612.16             17,642.50            18,179.57               17,367.00
 5/31/2016             20,954.02             18,039.90            18,512.39               17,560.00
 6/30/2016             21,081.23             18,028.53            18,458.61               17,288.00
 7/31/2016             22,154.39             19,104.95            19,363.69               18,355.00
 8/31/2016             22,454.91             19,442.81            19,640.30               18,673.00
 9/30/2016             22,599.32             19,659.36            19,721.73               18,650.00
10/31/2016             21,587.85             18,724.76            19,021.13               17,799.00
11/30/2016             24,297.02             20,812.80            21,062.15               19,740.00
12/31/2016             25,115.51             21,395.96            21,668.04               20,350.00
 1/31/2017             25,015.60             21,480.36            21,759.90               20,476.00
 2/28/2017             25,413.82             21,894.90            22,135.69               20,591.00
 3/31/2017             25,382.72             21,923.55            22,134.29               20,511.00
 4/30/2017             25,611.75             22,163.98            22,351.39               20,626.00
 5/31/2017             25,067.31             21,713.07            21,972.06               20,178.00
 6/30/2017             25,817.23             22,463.66            22,512.81               20,591.00
 7/31/2017             26,067.30             22,630.55            22,696.43               20,706.00
 8/31/2017             25,398.61             22,342.65            22,348.50               20,269.00
 9/30/2017             27,356.52             23,737.03            23,700.29               21,648.00
10/31/2017             27,616.04             23,939.37            24,007.97               21,913.00
11/30/2017             28,588.08             24,629.29            24,710.80               22,660.00
12/31/2017             28,439.42             24,529.88            24,689.88               22,410.00
 1/31/2018             29,158.90             25,170.95            25,304.94               22,972.00
 2/28/2018             28,029.82             24,196.29            24,265.83               22,040.00
 3/31/2018             28,600.42             24,509.24            24,515.75               22,295.00
 4/30/2018             28,895.30             24,721.13            24,629.28               22,627.00
 5/31/2018             30,761.62             26,221.71            25,835.13               24,083.00
 6/30/2018             31,109.43             26,409.61            25,990.10               24,236.00
 7/31/2018             32,091.77             26,869.89            26,527.49               24,683.00

                                               [END CHART]

                       Data from 7/31/08 through 7/31/18.

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Small-Cap Core Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

6  | USAA SMALL CAP STOCK FUND

================================================================================

The graph on page 6 illustrates the comparison of a $10,000 hypothetical investment in the USAA Small Cap Stock Fund Shares to the following benchmarks:

o The unmanaged S&P SmallCap 600 Index is a market-value-weighted index consisting of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

o The unmanaged Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

o The unmanaged Lipper Small-Cap Core Funds Index tracks the total return performance of funds within the Lipper Small-Cap Core Funds category.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA SMALL CAP STOCK FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UISCX)

--------------------------------------------------------------------------------
                                             7/31/18               7/31/17
--------------------------------------------------------------------------------
Net Assets                                $996.4 Million        $892.7 Million
Net Asset Value Per Share                     $19.50                $18.16

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
     1 YEAR                 5 YEARS                SINCE INCEPTION 8/01/08
     19.36%                  9.89%                          9.72%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/17*
--------------------------------------------------------------------------------
                                       0.97%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

8  | USAA SMALL CAP STOCK FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                                       USAA SMALL CAP STOCK
                      S&P SMALLCAP          RUSSELL 2000           LIPPER SMALL-CAP     FUND INSTITUTIONAL
                       600 INDEX               INDEX               CORE FUNDS INDEX           SHARES
 7/31/2008             $10,000.00            $10,000.00               $10,000.00            $10,000.00
 8/31/2008              10,417.70             10,361.44                10,230.47             10,198.00
 9/30/2008               9,713.98              9,535.84                 9,274.80              9,314.00
10/31/2008               7,756.89              7,552.10                 7,297.35              7,471.00
11/30/2008               6,850.62              6,658.79                 6,536.60              6,537.00
12/31/2008               7,268.57              7,045.27                 6,910.35              6,953.00
 1/31/2009               6,345.43              6,261.69                 6,287.09              6,198.00
 2/28/2009               5,585.61              5,500.74                 5,614.49              5,559.00
 3/31/2009               6,044.43              5,991.78                 6,119.22              6,098.00
 4/30/2009               7,099.59              6,918.00                 7,085.63              6,903.00
 5/31/2009               7,214.01              7,126.57                 7,416.20              7,094.00
 6/30/2009               7,317.52              7,231.25                 7,479.27              7,169.00
 7/31/2009               8,073.09              7,927.69                 8,139.67              7,882.00
 8/31/2009               8,257.82              8,155.02                 8,389.42              8,106.00
 9/30/2009               8,682.88              8,625.37                 8,895.07              8,546.00
10/31/2009               8,188.28              8,039.75                 8,405.72              8,139.00
11/30/2009               8,401.93              8,292.12                 8,696.95              8,372.00
12/31/2009               9,127.13              8,959.59                 9,294.25              8,944.00
 1/31/2010               8,818.28              8,629.78                 8,963.52              8,795.00
 2/28/2010               9,197.18              9,018.51                 9,367.46              9,102.00
 3/31/2010               9,912.84              9,752.51                10,003.80              9,790.00
 4/30/2010              10,492.57             10,304.45                10,504.41             10,247.00
 5/31/2010               9,735.06              9,522.82                 9,737.17              9,608.00
 6/30/2010               9,047.05              8,784.86                 9,099.94              8,969.00
 7/31/2010               9,620.82              9,388.55                 9,680.95              9,508.00
 8/31/2010               8,902.64              8,693.44                 9,107.26              8,853.00
 9/30/2010               9,917.55              9,776.61                10,124.83              9,865.00
10/31/2010              10,339.55             10,176.69                10,490.22             10,288.00
11/30/2010              10,708.08             10,529.55                10,846.05             10,678.00
12/31/2010              11,528.28             11,365.68                11,683.51             11,459.00
 1/31/2011              11,545.77             11,336.39                11,693.27             11,417.00
 2/28/2011              12,054.63             11,958.10                12,272.98             11,918.00
 3/31/2011              12,417.34             12,268.00                12,576.89             12,234.00
 4/30/2011              12,740.08             12,591.95                12,884.33             12,660.00
 5/31/2011              12,625.30             12,355.87                12,644.08             12,451.00
 6/30/2011              12,396.98             12,070.99                12,405.16             12,243.00
 7/31/2011              11,999.22             11,634.69                12,030.82             11,868.00
 8/31/2011              11,078.56             10,622.44                11,104.52             10,867.00
 9/30/2011               9,938.69              9,431.64                 9,867.80              9,632.00
10/31/2011              11,429.08             10,859.20                11,313.64             11,159.00
11/30/2011              11,501.26             10,819.62                11,270.90             11,159.00
12/31/2011              11,645.39             10,891.09                11,238.70             11,246.00
 1/31/2012              12,411.43             11,660.55                11,990.09             12,000.00
 2/29/2012              12,673.97             11,939.62                12,354.17             12,242.00
 3/31/2012              13,041.39             12,245.54                12,578.22             12,527.00
 4/30/2012              12,876.82             12,056.38                12,445.43             12,309.00
 5/31/2012              12,069.39             11,258.37                11,584.79             11,464.00
 6/30/2012              12,574.32             11,820.17                11,940.41             12,025.00
 7/31/2012              12,477.97             11,656.82                11,890.18             11,924.00
 8/31/2012              12,950.74             12,045.54                12,282.36             12,226.00
 9/30/2012              13,252.80             12,441.10                12,636.74             12,586.00
10/31/2012              12,983.74             12,171.19                12,494.85             12,326.00
11/30/2012              13,113.34             12,235.86                12,639.38             12,510.00
12/31/2012              13,546.54             12,671.76                13,029.83             12,990.00
 1/31/2013              14,329.34             13,464.93                13,810.97             13,755.00
 2/28/2013              14,531.04             13,613.46                13,967.75             13,936.00
 3/31/2013              15,146.54             14,242.04                14,573.72             14,486.00
 4/30/2013              15,106.27             14,189.71                14,496.16             14,263.00
 5/31/2013              15,763.05             14,756.85                15,032.07             14,942.00
 6/30/2013              15,740.06             14,681.35                14,912.30             14,891.00
 7/31/2013              16,817.40             15,708.80                15,870.64             15,777.00
 8/31/2013              16,407.69             15,209.86                15,395.88             15,321.00
 9/30/2013              17,429.34             16,180.30                16,302.27             16,207.00
10/31/2013              18,058.11             16,587.17                16,820.78             16,800.00
11/30/2013              18,869.94             17,251.72                17,415.35             17,497.00
12/31/2013              19,143.05             17,591.24                17,736.89             17,920.00
 1/31/2014              18,404.73             17,104.31                17,098.92             17,299.00
 2/28/2014              19,224.97             17,910.12                17,878.44             17,977.00
 3/31/2014              19,359.16             17,788.04                17,953.44             18,024.00
 4/30/2014              18,818.84             17,098.20                17,499.85             17,318.00
 5/31/2014              18,869.63             17,235.21                17,611.64             17,421.00
 6/30/2014              19,759.28             18,152.24                18,415.70             18,146.00
 7/31/2014              18,673.58             17,053.51                17,387.15             17,167.00
 8/31/2014              19,475.60             17,899.11                18,149.69             17,892.00
9/30/2014               18,430.20             16,816.32                17,146.26             16,998.00
10/31/2014              19,736.55             17,924.84                18,083.93             17,892.00
11/30/2014              19,682.30             17,940.90                18,109.53             18,005.00
12/31/2014              20,244.76             18,452.22                18,462.99             18,416.00
 1/31/2015              19,537.29             17,858.68                17,799.21             17,668.00
 2/28/2015              20,715.28             18,918.89                18,862.50             18,996.00
 3/31/2015              21,047.24             19,248.48                19,155.58             19,164.00
 4/30/2015              20,557.84             18,757.59                18,786.25             18,869.00
 5/31/2015              20,872.79             19,185.83                19,044.22             19,164.00
 6/30/2015              21,087.59             19,329.50                19,132.89             19,407.00
 7/31/2015              20,908.93             19,104.85                18,937.86             18,859.00
 8/31/2015              19,826.52             17,904.29                17,947.76             17,794.00
 9/30/2015              19,132.83             17,025.85                17,200.35             16,866.00
10/31/2015              20,299.11             17,985.09                18,209.53             17,963.00
11/30/2015              20,842.80             18,570.12                18,647.00             18,395.00
12/31/2015              19,845.41             17,637.72                17,682.81             17,466.00
 1/31/2016              18,621.38             16,086.76                16,494.53             16,119.00
 2/29/2016              18,829.44             16,086.04                16,615.66             16,258.00
 3/31/2016              20,372.94             17,369.89                17,952.12             17,569.00
 4/30/2016              20,612.16             17,642.50                18,179.57             17,742.00
 5/31/2016              20,954.02             18,039.90                18,512.39             17,937.00
 6/30/2016              21,081.23             18,028.53                18,458.61             17,661.00
 7/31/2016              22,154.39             19,104.95                19,363.69             18,754.00
 8/31/2016              22,454.91             19,442.81                19,640.30             19,088.00
 9/30/2016              22,599.32             19,659.36                19,721.73             19,065.00
10/31/2016              21,587.85             18,724.76                19,021.13             18,191.00
11/30/2016              24,297.02             20,812.80                21,062.15             20,181.00
12/31/2016              25,115.51             21,395.96                21,668.04             20,805.00
 1/31/2017              25,015.60             21,480.36                21,759.90             20,933.00
 2/28/2017              25,413.82             21,894.90                22,135.69             21,050.00
 3/31/2017              25,382.72             21,923.55                22,134.29             20,968.00
 4/30/2017              25,611.75             22,163.98                22,351.39             21,085.00
 5/31/2017              25,067.31             21,713.07                21,972.06             20,642.00
 6/30/2017              25,817.23             22,463.66                22,512.81             21,062.00
 7/31/2017              26,067.30             22,630.55                22,696.43             21,178.00
 8/31/2017              25,398.61             22,342.65                22,348.50             20,735.00
 9/30/2017              27,356.52             23,737.03                23,700.29             22,158.00
10/31/2017              27,616.04             23,939.37                24,007.97             22,414.00
11/30/2017              28,588.08             24,629.29                24,710.80             23,184.00
12/31/2017              28,439.42             24,529.88                24,689.88             22,944.00
 1/31/2018              29,158.90             25,170.95                25,304.94             23,514.00
 2/28/2018              28,029.82             24,196.29                24,265.83             22,555.00
 3/31/2018              28,600.42             24,509.24                24,515.75             22,827.00
 4/30/2018              28,895.30             24,721.13                24,629.28             23,164.00
 5/31/2018              30,761.62             26,221.71                25,835.13             24,655.00
 6/30/2018              31,109.43             26,409.61                25,990.10             24,811.00
 7/31/2018              32,091.77             26,869.89                26,527.49             25,277.00

                                   [END CHART]

                  Data from 7/31/08 through 7/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Small Cap Stock Fund Institutional Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

*The performance of the S&P SmallCap 600 Index, Lipper Small-Cap Core Funds Index, and Russell 2000 Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Small-Cap Core Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/18 o
                                (% of Net Assets)

TriMas Corp. .............................................................  1.2%
Albany International Corp., "A" ..........................................  1.2%
Belden, Inc. .............................................................  1.2%
First Midwest Bancorp, Inc. ..............................................  1.1%
Mueller Industries, Inc. .................................................  1.1%
WNS Holdings Ltd. ADR ....................................................  1.1%
MB Financial, Inc. .......................................................  1.0%
Kornit Digital Ltd. ......................................................  1.0%
Orion Engineered Carbons S.A. ............................................  1.0%
Northwest Bancshares, Inc. ...............................................  1.0%

                         o SECTOR ALLOCATION* - 7/31/18 o
                                 (% of Net Assets)

                        [PIE CHART OF SECTOR ALLOCATION]

INDUSTRIALS                                                                27.3%
FINANCIALS                                                                 17.6%
INFORMATION TECHNOLOGY                                                     14.7%
HEALTH CARE                                                                10.3%
CONSUMER DISCRETIONARY                                                      6.9%
REAL ESTATE                                                                 6.5%
MATERIALS                                                                   5.4%
ENERGY                                                                      4.8%
CONSUMER STAPLES                                                            2.0%
UTILITIES                                                                   1.3%
TELECOMMUNICATION SERVICES                                                  0.2%

                                   [END CHART]

*Does not include money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

10  | USAA SMALL CAP STOCK FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2018:

      DIVIDEND RECEIVED            LONG-TERM
    DEDUCTION (CORPORATE         CAPITAL GAIN            QUALIFIED INTEREST
       SHAREHOLDERS)(1)         DISTRIBUTIONS(2)               INCOME
  -------------------------------------------------------------------------
           34.07%                  $113,270,000               $162,000
  -------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2018, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA SMALL CAP STOCK FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Small Cap Stock Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                            /S/ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
September 21, 2018

================================================================================

12  | USAA SMALL CAP STOCK FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2018

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (97.0%)

              COMMON STOCKS (97.0%)

              CONSUMER DISCRETIONARY (6.9%)
              -----------------------------
              APPAREL RETAIL (0.8%)
     85,500   Abercrombie & Fitch Co., "A"                                                         $    2,025
    179,700   American Eagle Outfitters, Inc.                                                           4,525
    231,992   Cato Corp., "A"                                                                           5,777
     67,800   DSW, Inc., "A"                                                                            1,860
                                                                                                   ----------
                                                                                                       14,187
                                                                                                   ----------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.3%)
     49,400   G-III Apparel Group Ltd.(a)                                                               2,258
    103,100   Perry Ellis International, Inc.(a)                                                        2,891
                                                                                                   ----------
                                                                                                        5,149
                                                                                                   ----------
              AUTO PARTS & EQUIPMENT (0.6%)
    192,130   Gentherm, Inc.(a)                                                                         8,703
     94,661   Modine Manufacturing Co.(a)                                                               1,652
                                                                                                   ----------
                                                                                                       10,355
                                                                                                   ----------
              AUTOMOBILE MANUFACTURERS (0.2%)
     17,880   Thor Industries, Inc.                                                                     1,696
     66,810   Winnebago Industries, Inc.                                                                2,666
                                                                                                   ----------
                                                                                                        4,362
                                                                                                   ----------
              AUTOMOTIVE RETAIL (0.2%)
     43,800   Group 1 Automotive, Inc.                                                                  3,066
                                                                                                   ----------
              BROADCASTING (0.7%)
    583,020   Gray Television, Inc.(a)                                                                  9,007
     37,605   Nexstar Media Group, Inc., "A"                                                            2,800
                                                                                                   ----------
                                                                                                       11,807
                                                                                                   ----------
              CONSUMER ELECTRONICS (0.1%)
     76,945   ZAGG, Inc.(a)                                                                             1,146
                                                                                                   ----------
              EDUCATION SERVICES (0.4%)
     88,500   Chegg, Inc.(a)                                                                            2,451
      9,470   Grand Canyon Education, Inc.(a)                                                           1,104
     90,400   K12, Inc.(a)                                                                              1,479

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
     17,450   Strategic Education, Inc.                                                            $    2,056
                                                                                                   ----------
                                                                                                        7,090
                                                                                                   ----------
              FOOTWEAR (0.2%)
     24,600   Deckers Outdoor Corp.(a)                                                                  2,776
                                                                                                   ----------
              HOMEBUILDING (1.1%)
    231,100   Beazer Homes USA, Inc.(a)                                                                 2,960
    179,600   KB Home                                                                                   4,266
    127,700   M/I Homes, Inc.(a)                                                                        3,302
    610,476   TRI Pointe Group, Inc.(a)                                                                 8,651
                                                                                                   ----------
                                                                                                       19,179
                                                                                                   ----------
              HOMEFURNISHING RETAIL (0.2%)
     68,900   Aaron's, Inc.                                                                             2,984
                                                                                                   ----------
              HOUSEHOLD APPLIANCES (0.9%)
     62,993   Helen of Troy Ltd.(a)                                                                     7,216
     98,822   SodaStream International Ltd.(a)                                                          8,627
                                                                                                   ----------
                                                                                                       15,843
                                                                                                   ----------
              MOVIES & ENTERTAINMENT (0.1%)
     21,000   Live Nation Entertainment, Inc.(a)                                                        1,035
                                                                                                   ----------
              SPECIALIZED CONSUMER SERVICES (0.9%)
    187,651   Weight Watchers International, Inc.(a)                                                   16,800
                                                                                                   ----------
              SPECIALTY STORES (0.1%)
    647,500   Office Depot, Inc.                                                                        1,625
                                                                                                   ----------
              TIRES & RUBBER (0.1%)
     91,800   Cooper Tire & Rubber Co.                                                                  2,621
                                                                                                   ----------
              Total Consumer Discretionary                                                            120,025
                                                                                                   ----------
              CONSUMER STAPLES (2.0%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.1%)
     38,700   Fresh Del Monte Produce, Inc.                                                             1,405
                                                                                                   ----------
              DISTILLERS & VINTNERS (0.7%)
  2,875,060   C&C Group plc                                                                            11,565
                                                                                                   ----------
              HOUSEHOLD PRODUCTS (0.3%)
    129,900   Central Garden & Pet Co., "A"(a)                                                          5,212
                                                                                                   ----------
              PACKAGED FOODS & MEATS (0.9%)
     35,890   Calavo Growers, Inc.(b)                                                                   3,320
    255,304   Cranswick plc                                                                            10,971
     22,000   Sanderson Farms, Inc.                                                                     2,218
                                                                                                   ----------
                                                                                                       16,509
                                                                                                   ----------
              Total Consumer Staples                                                                   34,691
                                                                                                   ----------

================================================================================

14  | USAA SMALL CAP STOCK FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              ENERGY (4.8%)
              -------------
              OIL & GAS DRILLING (0.1%)
    139,900   Transocean Ltd.(a)                                                                   $    1,800
                                                                                                   ----------
              OIL & GAS EQUIPMENT & SERVICES (1.8%)
    129,000   Archrock, Inc.                                                                            1,761
    316,891   Era Group, Inc.(a)                                                                        4,478
    153,476   McDermott International, Inc.(a)                                                          2,764
    527,360   ProPetro Holding Corp.(a)                                                                 8,670
    166,224   SEACOR Holdings, Inc.(a)                                                                  8,772
    233,656   SEACOR Marine Holdings, Inc.(a)                                                           5,911
                                                                                                   ----------
                                                                                                       32,356
                                                                                                   ----------
              OIL & GAS EXPLORATION & PRODUCTION (1.8%)
    464,500   Abraxas Petroleum Corp.(a)                                                                1,208
    411,940   Carrizo Oil & Gas, Inc.(a)                                                               11,608
     81,900   CNX Resources Corp.(a)                                                                    1,333
    454,092   Resolute Energy Corp.(a),(b)                                                             13,959
    238,260   Ring Energy, Inc.(a)                                                                      2,945
                                                                                                   ----------
                                                                                                       31,053
                                                                                                   ----------
              OIL & GAS REFINING & MARKETING (0.5%)
     46,500   Delek U.S. Holdings, Inc.                                                                 2,479
    173,300   Pacific Ethanol, Inc.(a)                                                                    507
     75,800   PBF Energy, Inc., "A"                                                                     3,540
    109,200   Renewable Energy Group, Inc.(a)                                                           1,862
                                                                                                   ----------
                                                                                                        8,388
                                                                                                   ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.6%)
    561,815   Dorian LPG Ltd.(a)                                                                        4,775
  2,267,190   Scorpio Tankers, Inc.                                                                     4,875
                                                                                                   ----------
                                                                                                        9,650
                                                                                                   ----------
              Total Energy                                                                             83,247
                                                                                                   ----------
              FINANCIALS (17.6%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.6%)
     90,100   Blucora, Inc.(a)                                                                          3,131
    311,348   Solar Capital Ltd.                                                                        6,625
                                                                                                   ----------
                                                                                                        9,756
                                                                                                   ----------
              CONSUMER FINANCE (0.2%)
    109,300   Encore Capital Group, Inc.(a)                                                             3,946
                                                                                                   ----------
              INVESTMENT BANKING & BROKERAGE (0.2%)
    216,630   BGC Partners, Inc., "A"                                                                   2,326
     28,800   Stifel Financial Corp.                                                                    1,588
                                                                                                   ----------
                                                                                                        3,914
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              LIFE & HEALTH INSURANCE (0.6%)
    152,400   American Equity Investment Life Holding Co.                                          $    5,445
    190,100   CNO Financial Group, Inc.                                                                 3,869
     38,100   Trupanion, Inc.(a),(b)                                                                    1,585
                                                                                                   ----------
                                                                                                       10,899
                                                                                                   ----------
              MULTI-LINE INSURANCE (0.6%)
    123,863   Kemper Corp.                                                                              9,884
                                                                                                   ----------
              PROPERTY & CASUALTY INSURANCE (0.5%)
    201,500   Atlas Financial Holdings, Inc.(a)                                                         1,703
     82,600   James River Group Holdings Ltd.                                                           3,419
     66,300   Kinsale Capital Group, Inc.                                                               3,926
                                                                                                   ----------
                                                                                                        9,048
                                                                                                   ----------
              REGIONAL BANKS (10.8%)
    194,046   1st Source Corp.                                                                         10,975
    564,972   Banc of California, Inc.                                                                 11,299
    115,500   Berkshire Hills Bancorp, Inc.                                                             4,689
     77,800   Carolina Financial Corp.                                                                  3,248
    113,800   Cathay General Bancorp                                                                    4,733
     89,900   Customers Bancorp, Inc.(a)                                                                2,290
     92,500   Enterprise Financial Services Corp.                                                       5,203
     87,539   FCB Financial Holdings, Inc., "A"(a)                                                      4,465
     50,700   Financial Institutions, Inc.                                                              1,607
    455,569   First Busey Corp.                                                                        14,451
     78,300   First Hawaiian, Inc.                                                                      2,213
    128,900   First Merchants Corp.                                                                     6,084
    751,734   First Midwest Bancorp, Inc.                                                              20,049
    369,205   Flushing Financial Corp.                                                                  9,260
    351,740   Great Western Bancorp, Inc.                                                              14,720
    314,659   International Bancshares Corp.                                                           13,987
    367,502   MB Financial, Inc.                                                                       17,805
     61,300   Peapack Gladstone Financial Corp.                                                         2,016
     58,000   Popular, Inc.                                                                             2,879
     50,000   Synovus Financial Corp.                                                                   2,471
     82,183   Texas Capital Bancshares, Inc.(a)                                                         7,462
    216,900   Umpqua Holdings Corp.                                                                     4,620
    266,530   Union Bankshares Corp.                                                                   10,797
    137,900   United Community Banks, Inc.                                                              4,141
    379,000   Valley National Bancorp                                                                   4,415
     40,900   Wintrust Financial Corp.                                                                  3,588
                                                                                                   ----------
                                                                                                      189,467
                                                                                                   ----------

================================================================================

16  | USAA SMALL CAP STOCK FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              REITs - MORTGAGE (1.1%)
    266,500   Anworth Mortgage Asset Corp.                                                         $    1,343
     88,500   Apollo Commercial Real Estate Finance, Inc.                                               1,690
    117,700   Cherry Hill Mortgage Investment Corp.                                                     2,168
    174,400   Chimera Investment Corp.                                                                  3,331
    233,900   Dynex Capital, Inc.                                                                       1,555
    190,600   Invesco Mortgage Capital, Inc.                                                            3,162
    212,600   Ladder Capital Corp.                                                                      3,400
    189,900   New Residential Investment Corp.                                                          3,397
                                                                                                   ----------
                                                                                                       20,046
                                                                                                   ----------
              THRIFTS & MORTGAGE FINANCE (3.0%)
    166,800   Dime Community Bancshares, Inc.                                                           2,869
     45,575   Federal Agricultural Mortgage Corp., "C"                                                  4,297
     52,200   First Defiance Financial Corp.                                                            1,679
    140,800   Flagstar Bancorp, Inc.(a)                                                                 4,794
     31,639   LendingTree, Inc.(a),(b)                                                                  7,556
    505,300   MGIC Investment Corp.(a)                                                                  6,306
    943,299   Northwest Bancshares, Inc.                                                               16,998
     86,600   PennyMac Financial Services, Inc., "A"(a)                                                 1,658
    173,600   Radian Group, Inc.                                                                        3,325
     60,300   Walker & Dunlop, Inc.                                                                     3,573
                                                                                                   ----------
                                                                                                       53,055
                                                                                                   ----------
              Total Financials                                                                        310,015
                                                                                                   ----------
              HEALTH CARE (10.3%)
              -------------------
              BIOTECHNOLOGY (3.2%)
     74,880   Acceleron Pharma, Inc.(a)                                                                 3,262
     32,200   Argenx SE ADR(a)                                                                          2,922
      2,585   Autolus Therapeutics plc ADR(a)                                                              61
     26,400   Crispr Therapeutics AG(a),(b)                                                             1,260
     45,100   CytomX Therapeutics, Inc.(a),(b)                                                          1,188
     21,600   Editas Medicine, Inc.(a)                                                                    642
     58,000   Emergent BioSolutions, Inc.(a)                                                            3,152
     33,800   Enanta Pharmaceuticals, Inc.(a)                                                           3,296
     38,000   Esperion Therapeutics, Inc.(a),(b)                                                        1,708
    241,540   Exact Sciences Corp.(a)                                                                  14,118
     58,648   Fennec Pharmaceuticals, Inc.(a)                                                             540
    124,500   Immunomedics, Inc.(a)                                                                     2,979
     33,600   Intellia Therapeutics, Inc.(a),(b)                                                          895
    250,500   Ironwood Pharmaceuticals, Inc.(a)                                                         4,830
     37,100   Jounce Therapeutics, Inc.(a),(b)                                                            262
     21,790   Ligand Pharmaceuticals, Inc.(a)                                                           4,757
     65,420   MacroGenics, Inc.(a)                                                                      1,351

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
     83,600   Repligen Corp.(a)                                                                    $    4,040
     39,400   Sangamo Therapeutics, Inc.(a),(b)                                                           538
    241,449   Vericel Corp.(a)                                                                          2,523
    168,500   Vital Therapies, Inc.(a),(b)                                                              1,340
                                                                                                   ----------
                                                                                                       55,664
                                                                                                   ----------
              HEALTH CARE EQUIPMENT (1.9%)
    103,900   Cardiovascular Systems, Inc.(a)                                                           3,941
    104,760   CONMED Corp.                                                                              7,752
     67,800   CytoSorbents Corp.(a),(b)                                                                   814
     46,948   DexCom, Inc.(a)                                                                           4,466
      5,600   Insulet Corp.(a)                                                                            466
    200,900   Invacare Corp.                                                                            3,586
     24,000   LivaNova plc(a)                                                                           2,643
    146,235   Natus Medical, Inc.(a)                                                                    5,338
     31,000   Neuronetics, Inc.(a)                                                                        774
    162,500   Oxford Immunotec Global plc(a)                                                            2,130
     28,400   Tactile Systems Technology, Inc.(a),(b)                                                   1,365
                                                                                                   ----------
                                                                                                       33,275
                                                                                                   ----------
              HEALTH CARE FACILITIES (0.3%)
    159,640   Ensign Group, Inc.                                                                        5,758
                                                                                                   ----------
              HEALTH CARE SERVICES (0.7%)
     94,413   AMN Healthcare Services, Inc.(a)                                                          5,712
    119,814   CorVel Corp.(a)                                                                           6,871
                                                                                                   ----------
                                                                                                       12,583
                                                                                                   ----------
              HEALTH CARE SUPPLIES (0.6%)
     30,790   Haemonetics Corp.(a)                                                                      3,006
    226,320   Sientra, Inc.(a)                                                                          4,633
     34,200   West Pharmaceutical Services, Inc.                                                        3,750
                                                                                                   ----------
                                                                                                       11,389
                                                                                                   ----------
              HEALTH CARE TECHNOLOGY (1.3%)
  1,116,545   Allscripts Healthcare Solutions, Inc.(a)                                                 13,667
    259,810   Evolent Health, Inc., "A"(a)                                                              5,248
     68,057   Teladoc, Inc.(a),(b)                                                                      4,073
                                                                                                   ----------
                                                                                                       22,988
                                                                                                   ----------
              LIFE SCIENCES TOOLS & SERVICES (0.6%)
     32,800   Charles River Laboratories International, Inc.(a)                                         4,077
    105,178   Harvard Bioscience, Inc.(a)                                                                 599
    381,186   NeoGenomics, Inc.(a)                                                                      5,337
                                                                                                   ----------
                                                                                                       10,013
                                                                                                   ----------

================================================================================

18  | USAA SMALL CAP STOCK FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              MANAGED HEALTH CARE (0.4%)
     29,400   Magellan Health, Inc.(a)                                                             $    2,139
    113,200   Triple-S Management Corp., "B"(a)                                                         4,020
                                                                                                   ----------
                                                                                                        6,159
                                                                                                   ----------
              PHARMACEUTICALS (1.3%)
    144,110   Collegium Pharmaceutical, Inc.(a),(b)                                                     2,777
    353,430   Medicines Co.(a)                                                                         14,042
    121,100   Pacira Pharmaceuticals, Inc.(a)                                                           4,868
     17,080   Supernus Pharmaceuticals, Inc.(a)                                                           904
                                                                                                   ----------
                                                                                                       22,591
                                                                                                   ----------
              Total Health Care                                                                       180,420
                                                                                                   ----------
              INDUSTRIALS (27.3%)
              -------------------
              AEROSPACE & DEFENSE (1.3%)
    111,945   Astronics Corp.(a)                                                                        4,591
    100,915   Axon Enterprise, Inc.(a)                                                                  6,855
    157,643   Cubic Corp.                                                                              10,735
                                                                                                   ----------
                                                                                                       22,181
                                                                                                   ----------
              AIR FREIGHT & LOGISTICS (1.0%)
     16,200   Atlas Air Worldwide Holdings, Inc.(a)                                                     1,086
    198,435   Echo Global Logistics, Inc.(a)                                                            6,836
    158,056   Forward Air Corp.                                                                        10,100
                                                                                                   ----------
                                                                                                       18,022
                                                                                                   ----------
              AIRLINES (0.8%)
    211,282   Hawaiian Holdings, Inc.                                                                   8,473
    106,400   SkyWest, Inc.                                                                             6,373
                                                                                                   ----------
                                                                                                       14,846
                                                                                                   ----------
              BUILDING PRODUCTS (1.3%)
     80,770   American Woodmark Corp.(a)                                                                6,740
  2,847,588   Tyman plc                                                                                12,615
     83,900   Universal Forest Products, Inc.                                                           3,091
                                                                                                   ----------
                                                                                                       22,446
                                                                                                   ----------
              COMMERCIAL PRINTING (0.2%)
     51,400   Brady Corp., "A"                                                                          1,966
     62,900   Quad/Graphics, Inc.                                                                       1,293
                                                                                                   ----------
                                                                                                        3,259
                                                                                                   ----------
              CONSTRUCTION & ENGINEERING (0.8%)
     50,100   EMCOR Group, Inc.                                                                         3,855
    118,100   KBR, Inc.                                                                                 2,360

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
    239,002   Primoris Services Corp.                                                              $    6,455
     84,800   Tutor Perini Corp.(a)                                                                     1,569
                                                                                                   ----------
                                                                                                       14,239
                                                                                                   ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.6%)
    114,000   Commercial Vehicle Group, Inc.(a)                                                           799
     96,977   Douglas Dynamics, Inc.                                                                    4,762
    224,200   Meritor, Inc.(a)                                                                          4,618
                                                                                                   ----------
                                                                                                       10,179
                                                                                                   ----------
              DIVERSIFIED SUPPORT SERVICES (0.9%)
    172,271   Matthews International Corp., "A"                                                         9,053
    116,600   Mobile Mini, Inc.                                                                         4,973
     27,900   VSE Corp.                                                                                 1,202
                                                                                                   ----------
                                                                                                       15,228
                                                                                                   ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.8%)
     47,020   Enphase Energy, Inc.(a),(b)                                                                 280
    558,050   Thermon Group Holdings, Inc.(a)                                                          13,990
                                                                                                   ----------
                                                                                                       14,270
                                                                                                   ----------
              ELECTRONIC COMPONENTS (1.2%)
    314,543   Belden, Inc.                                                                             20,367
                                                                                                   ----------
              ENVIRONMENTAL & FACILITIES SERVICES (1.0%)
    151,800   Advanced Disposal Services, Inc.(a)                                                       3,734
    115,600   Casella Waste Systems, Inc., "A"(a)                                                       3,186
    678,070   Hudson Technologies, Inc.(a),(b)                                                          1,234
    246,927   SP Plus Corp.(a)                                                                          9,630
                                                                                                   ----------
                                                                                                       17,784
                                                                                                   ----------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.5%)
    128,000   Kelly Services, Inc., "A"                                                                 3,109
     81,900   TrueBlue, Inc.(a)                                                                         2,216
     56,289   WageWorks, Inc.(a)                                                                        2,972
                                                                                                   ----------
                                                                                                        8,297
                                                                                                   ----------
              INDUSTRIAL MACHINERY (8.8%)
    311,749   Albany International Corp., "A"                                                          20,622
     86,380   Chart Industries, Inc.(a)                                                                 6,745
    167,626   CIRCOR International, Inc.                                                                7,434
    133,707   DMC Global, Inc.                                                                          5,489
    234,937   ESCO Technologies, Inc.                                                                  14,625
    264,137   Gardner Denver Holdings, Inc.(a)                                                          7,557
    101,800   Global Brass & Copper Holdings, Inc.                                                      3,354
     41,200   Kennametal, Inc.                                                                          1,605
    963,651   Kornit Digital Ltd.(a),(b)                                                               17,538
    429,327   Luxfer Holdings plc                                                                       7,943

================================================================================

20  | USAA SMALL CAP STOCK FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
    601,108   Mueller Industries, Inc.                                                             $   19,903
     26,450   Proto Labs, Inc.(a)                                                                       3,297
     58,414   RBC Bearings, Inc.(a)                                                                     8,492
     79,200   Rexnord Corp.(a)                                                                          2,395
     41,350   Tennant Co.                                                                               3,364
     69,200   Timken Co.                                                                                3,408
    726,370   TriMas Corp.(a)                                                                          21,501
                                                                                                   ----------
                                                                                                      155,272
                                                                                                   ----------
              OFFICE SERVICES & SUPPLIES (1.2%)
  1,199,836   ACCO Brands Corp.                                                                        15,358
    476,156   Steelcase, Inc., "A"                                                                      6,547
                                                                                                   ----------
                                                                                                       21,905
                                                                                                   ----------
              RAILROADS (0.2%)
     50,450   Genesee & Wyoming, Inc., "A"(a)                                                           4,339
                                                                                                   ----------
              RESEARCH & CONSULTING SERVICES (4.2%)
    240,737   CBIZ, Inc.(a)                                                                             5,296
     12,355   CoStar Group, Inc.(a)                                                                     5,138
    300,219   Forrester Research, Inc.                                                                 13,885
    155,960   FTI Consulting, Inc.(a)                                                                  12,315
    229,871   Huron Consulting Group, Inc.(a)                                                          10,034
    118,619   ICF International, Inc.                                                                   8,736
    415,706   Mistras Group, Inc.(a)                                                                    8,746
    418,240   Navigant Consulting, Inc.(a)                                                              9,101
                                                                                                   ----------
                                                                                                       73,251
                                                                                                   ----------
              TRADING COMPANIES & DISTRIBUTORS (2.3%)
    215,330   CAI International, Inc.(a)                                                                4,944
    124,698   GATX Corp.                                                                               10,268
     46,413   Kaman Corp.                                                                               3,074
    233,270   Rush Enterprises, Inc., "A"(a)                                                           10,518
    207,600   Titan Machinery, Inc.(a)                                                                  3,143
    205,830   Triton International Ltd.                                                                 7,245
     28,100   Veritiv Corp.(a)                                                                          1,076
                                                                                                   ----------
                                                                                                       40,268
                                                                                                   ----------
              TRUCKING (0.2%)
    103,000   Knight-Swift Transportation Holdings, Inc.                                                3,353
                                                                                                   ----------
              Total Industrials                                                                       479,506
                                                                                                   ----------
              INFORMATION TECHNOLOGY (14.7%)
              ------------------------------
              APPLICATION SOFTWARE (1.1%)
  1,472,847   Digital Turbine, Inc.(a),(b)                                                              2,047
     34,400   Globant S.A.(a)                                                                           1,907
     20,550   Paycom Software, Inc.(a),(b)                                                              2,183

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
     75,700   PROS Holdings, Inc.(a)                                                               $    2,812
     35,900   PTC, Inc.(a)                                                                              3,300
      5,475   Tyler Technologies, Inc.(a)                                                               1,232
     16,572   Ultimate Software Group, Inc.(a)                                                          4,589
     41,700   Verint Systems, Inc.(a)                                                                   1,872
                                                                                                   ----------
                                                                                                       19,942
                                                                                                   ----------
              COMMUNICATIONS EQUIPMENT (1.1%)
    669,540   Aerohive Networks, Inc.(a)                                                                2,678
    801,530   Extreme Networks, Inc.(a)                                                                 6,813
    109,200   Finisar Corp.(a)                                                                          1,840
    201,565   Radware Ltd.(a)                                                                           5,326
    259,200   Viavi Solutions, Inc.(a)                                                                  2,623
                                                                                                   ----------
                                                                                                       19,280
                                                                                                   ----------
              DATA PROCESSING & OUTSOURCED SERVICES (1.7%)
    102,460   Euronet Worldwide, Inc.(a)                                                                9,420
    151,300   Everi Holdings, Inc.(a)                                                                   1,112
    405,261   WNS Holdings Ltd. ADR(a)                                                                 19,720
                                                                                                   ----------
                                                                                                       30,252
                                                                                                   ----------
              ELECTRONIC COMPONENTS (0.2%)
    152,900   Vishay Intertechnology, Inc.                                                              3,822
                                                                                                   ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
     47,683   OSI Systems, Inc.(a)                                                                      3,803
                                                                                                   ----------
              ELECTRONIC MANUFACTURING SERVICES (1.0%)
    308,729   CTS Corp.                                                                                10,775
     82,500   Sanmina Corp.(a)                                                                          2,401
    191,200   TTM Technologies, Inc.(a)                                                                 3,319
                                                                                                   ----------
                                                                                                       16,495
                                                                                                   ----------
              INTERNET SOFTWARE & SERVICES (3.4%)
     33,766   2U, Inc.(a)                                                                               2,555
     17,300   Akamai Technologies, Inc.(a)                                                              1,302
     29,800   ANGI Homeservices, Inc., "A"(a),(b)                                                         468
    149,800   Apptio, Inc., "A"(a)                                                                      5,029
     41,408   Carbonite, Inc.(a)                                                                        1,420
    117,800   Care.com, Inc.(a)                                                                         2,123
     91,300   Cloudera, Inc.(a)                                                                         1,222
      6,070   Cornerstone OnDemand, Inc.(a)                                                               300
     12,510   Coupa Software, Inc.(a)                                                                     767
     88,900   GTT Communications, Inc.(a),(b)                                                           3,951
  1,731,648   Limelight Networks, Inc.(a)                                                               7,723
    141,890   LivePerson, Inc.(a)                                                                       3,292
     10,400   Match Group, Inc.(a),(b)                                                                    376
     53,740   Mimecast Ltd.(a)                                                                          1,930

================================================================================

22  | USAA SMALL CAP STOCK FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
     24,950   New Relic, Inc.(a)                                                                   $    2,438
     91,550   Nutanix, Inc., "A"(a)                                                                     4,476
     62,970   Okta, Inc.(a)                                                                             3,126
     27,433   SPS Commerce, Inc.(a)                                                                     2,353
     22,800   Stamps.com, Inc.(a)                                                                       5,951
     67,345   TechTarget, Inc.(a)                                                                       1,914
     13,000   Trade Desk, Inc., "A"(a),(b)                                                              1,096
     96,800   Twilio, Inc., "A"(a)                                                                      5,604
                                                                                                   ----------
                                                                                                       59,416
                                                                                                   ----------
              IT CONSULTING & OTHER SERVICES (1.0%)
     64,923   Acxiom Corp.(a)                                                                           2,632
     11,700   CACI International, Inc., "A"(a)                                                          2,050
      8,300   EPAM Systems, Inc.(a)                                                                     1,080
    122,400   Hackett Group, Inc.                                                                       2,207
    160,000   Perficient, Inc.(a)                                                                       4,211
     90,630   Virtusa Corp.(a)                                                                          4,788
                                                                                                   ----------
                                                                                                       16,968
                                                                                                   ----------
              SEMICONDUCTOR EQUIPMENT (1.2%)
     14,700   Advanced Energy Industries, Inc.(a)                                                         900
    276,646   Brooks Automation, Inc.                                                                   8,460
     13,600   Cabot Microelectronics Corp.                                                              1,638
     99,400   Kulicke & Soffa Industries, Inc.                                                          2,620
     14,800   MKS Instruments, Inc.                                                                     1,396
     98,200   Rudolph Technologies, Inc.(a)                                                             2,809
     81,600   Teradyne, Inc.                                                                            3,529
                                                                                                   ----------
                                                                                                       21,352
                                                                                                   ----------
              SEMICONDUCTORS (1.3%)
    279,010   Adesto Technologies Corp.(a)                                                              1,535
     61,287   Inphi Corp.(a),(b)                                                                        1,927
    112,900   Mellanox Technologies Ltd.(a)                                                             8,863
     16,950   Monolithic Power Systems, Inc.                                                            2,249
     85,700   Power Integrations, Inc.                                                                  6,127
     24,600   Silicon Laboratories, Inc.(a)                                                             2,343
                                                                                                   ----------
                                                                                                       23,044
                                                                                                   ----------
              SYSTEMS SOFTWARE (1.1%)
     54,500   CyberArk Software Ltd.(a)                                                                 3,309
     43,000   Imperva, Inc.(a)                                                                          1,989
     19,436   Proofpoint, Inc.(a)                                                                       2,216
     50,800   Qualys, Inc.(a)                                                                           4,425
    162,300   Rapid7, Inc.(a)                                                                           4,513
     58,080   Zscaler, Inc.(a),(b)                                                                      2,051
                                                                                                   ----------
                                                                                                       18,503
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              TECHNOLOGY DISTRIBUTORS (0.9%)
    118,600   Insight Enterprises, Inc.(a)                                                         $    5,962
     56,300   PC Connection, Inc.                                                                       1,906
    148,162   ScanSource, Inc.(a)                                                                       6,112
     24,800   SYNNEX Corp.                                                                              2,392
                                                                                                   ----------
                                                                                                       16,372
                                                                                                   ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.5%)
    372,979   Diebold Nixdorf, Inc.                                                                     4,233
    225,970   Pure Storage, Inc., "A"(a)                                                                4,895
                                                                                                   ----------
                                                                                                        9,128
                                                                                                   ----------
              Total Information Technology                                                            258,377
                                                                                                   ----------
              MATERIALS (5.4%)
              ----------------
              COMMODITY CHEMICALS (1.2%)
    518,477   Orion Engineered Carbons S.A.                                                            17,006
     46,600   Trinseo S.A.                                                                              3,481
                                                                                                   ----------
                                                                                                       20,487
                                                                                                   ----------
              DIVERSIFIED CHEMICALS (0.2%)
    102,900   Huntsman Corp.                                                                            3,450
                                                                                                   ----------
              FOREST PRODUCTS (0.2%)
    133,900   Louisiana-Pacific Corp.                                                                   3,605
                                                                                                   ----------
              GOLD (0.1%)
    331,500   IAMGOLD Corp.(a)                                                                          1,823
                                                                                                   ----------
              METAL & GLASS CONTAINERS (1.0%)
    262,980   Greif, Inc., "A"                                                                         14,320
    159,700   Owens-Illinois, Inc.(a)                                                                   2,983
                                                                                                   ----------
                                                                                                       17,303
                                                                                                   ----------
              PAPER PRODUCTS (0.7%)
    126,266   Neenah, Inc.                                                                             11,086
     27,000   Schweitzer-Mauduit International, Inc.                                                    1,120
                                                                                                   ----------
                                                                                                       12,206
                                                                                                   ----------
              SPECIALTY CHEMICALS (1.5%)
     16,900   Innospec, Inc.                                                                            1,368
    164,532   OMNOVA Solutions, Inc.(a)                                                                 1,538
     23,909   Quaker Chemical Corp.                                                                     4,245
    205,562   Sensient Technologies Corp.                                                              14,258
     54,430   Stepan Co.                                                                                4,767
                                                                                                   ----------
                                                                                                       26,176
                                                                                                   ----------

================================================================================

24  | USAA SMALL CAP STOCK FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              STEEL (0.5%)
    286,818   Cleveland-Cliffs, Inc.(a)                                                            $    3,095
    172,100   Commercial Metals Co.                                                                     3,844
     55,000   Olympic Steel, Inc.                                                                       1,216
     80,500   Ryerson Holding Corp.(a)                                                                    930
     13,700   Steel Dynamics, Inc.                                                                        645
                                                                                                   ----------
                                                                                                        9,730
                                                                                                   ----------
              Total Materials                                                                          94,780
                                                                                                   ----------
              REAL ESTATE (6.5%)
              ------------------
              REAL ESTATE SERVICES (0.1%)
    131,120   Newmark Group, Inc., "A"                                                                  1,828
                                                                                                   ----------
              REITs - DIVERSIFIED (0.4%)
    230,360   Alexander & Baldwin, Inc.                                                                 5,517
    112,100   Select Income REIT                                                                        2,338
                                                                                                   ----------
                                                                                                        7,855
                                                                                                   ----------
              REITs - HEALTH CARE (0.4%)
    444,230   Physicians Realty Trust                                                                   7,001
                                                                                                   ----------
              REITs - HOTEL & RESORT (1.8%)
    309,700   Ashford Hospitality Trust, Inc.                                                           2,447
    163,444   Braemar Hotels & Resorts, Inc.                                                            1,868
     39,400   Chesapeake Lodging Trust                                                                  1,262
    654,160   DiamondRock Hospitality Co.                                                               7,797
     31,300   RLJ Lodging Trust                                                                           707
    716,464   Summit Hotel Properties, Inc.                                                            10,138
     90,700   Sunstone Hotel Investors, Inc.                                                            1,476
    206,500   Xenia Hotels & Resorts, Inc.                                                              5,036
                                                                                                   ----------
                                                                                                       30,731
                                                                                                   ----------
              REITs - OFFICE (0.8%)
    403,855   Corporate Office Properties Trust                                                        12,011
    146,500   Cousins Properties, Inc.                                                                  1,365
     42,900   Mack-Cali Realty Corp.                                                                      835
                                                                                                   ----------
                                                                                                       14,211
                                                                                                   ----------
              REITs - RESIDENTIAL (0.9%)
    364,675   Education Realty Trust, Inc.                                                             15,083
     28,500   NexPoint Residential Trust, Inc.                                                            853
                                                                                                   ----------
                                                                                                       15,936
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              REITs - RETAIL (0.9%)
    832,887   Ramco-Gershenson Properties Trust                                                    $   10,953
    545,200   Washington Prime Group, Inc.                                                              4,378
                                                                                                   ----------
                                                                                                       15,331
                                                                                                   ----------
              REITs - SPECIALIZED (1.2%)
     89,000   InfraREIT, Inc.(a)                                                                        1,865
    298,458   PotlatchDeltic Corp.                                                                     13,953
    114,349   QTS Realty Trust, Inc., "A"                                                               4,888
                                                                                                   ----------
                                                                                                       20,706
                                                                                                   ----------
              Total Real Estate                                                                       113,599
                                                                                                   ----------
              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              ALTERNATIVE CARRIERS (0.2%)
     28,920   Cogent Communications Holdings, Inc.                                                      1,502
    196,310   Vonage Holdings Corp.(a)                                                                  2,515
                                                                                                   ----------
              Total Telecommunication Services                                                          4,017
                                                                                                   ----------
              UTILITIES (1.3%)
              ----------------
              ELECTRIC UTILITIES (0.2%)
     24,700   ALLETE, Inc.                                                                              1,915
     50,600   Portland General Electric Co.                                                             2,295
                                                                                                   ----------
                                                                                                        4,210
                                                                                                   ----------
              GAS UTILITIES (1.0%)
    122,108   New Jersey Resources Corp.                                                                5,647
     23,800   ONE Gas, Inc.                                                                             1,834
    136,643   Spire, Inc.                                                                               9,784
                                                                                                   ----------
                                                                                                       17,265
                                                                                                   ----------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
     63,661   Vistra Energy Corp.(a)                                                                    1,439
                                                                                                   ----------
              Total Utilities                                                                          22,914
                                                                                                   ----------
              Total Common Stocks (cost: $1,289,187)                                                1,701,591
                                                                                                   ----------

              RIGHTS (0.0%)

              HEALTH CARE (0.0%)
              ------------------
              PHARMACEUTICALS (0.0%)
    133,709   NuPathe, Inc.(c),(d),(e) (cost: $80)                                                          -
                                                                                                   ----------
              Total Equity Securities (cost: $1,289,267)                                            1,701,591
                                                                                                   ----------

================================================================================

26  | USAA SMALL CAP STOCK FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (2.8%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (2.8%)
 48,300,190   State Street Institutional Treasury Money Market
                Fund Premier Class, 1.81%(f) (cost: $48,300)                                       $   48,300
                                                                                                   ----------

              SHORT-TERM INVESTMENTS PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (2.9%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (2.9%)
    489,847   Federated Government Obligations Fund Institutional Class, 1.78%(f)                         490
    217,703   Fidelity Government Portfolio Class I, 1.80%(f)                                             218
 38,832,987   HSBC US Government Money Market Fund Class I, 1.82%(f)                                   38,833
  6,206,535   Invesco Government & Agency Portfolio Institutional Class, 1.82%(f)                       6,206
    370,007   Morgan Stanley Institutional Liquidity Funds Government Portfolio
                Institutional Class, 1.81%(f)                                                             370
  5,556,694   Western Asset Institutional Government Reserves Institutional Class, 1.80%(f)             5,557
                                                                                                   ----------
              Total Short-Term Investments Purchased with Cash Collateral from
                Securities Loaned (cost: $51,674)                                                      51,674
                                                                                                   ----------

              TOTAL INVESTMENTS (COST: $1,389,241)                                                 $1,801,565
                                                                                                   ==========

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                           VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
ASSETS                                                 LEVEL 1      LEVEL 2      LEVEL 3                TOTAL
-------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                     $1,701,591           $-           $-           $1,701,591
  Rights                                                     -            -            -                    -

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                                  48,300            -            -               48,300

Short-Term Investments Purchased with
  Cash Collateral from Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                                  51,674            -            -               51,674
-------------------------------------------------------------------------------------------------------------
Total                                               $1,801,565           $-           $-           $1,801,565
-------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2017, through July 31, 2018, there were no transfers of securities between levels. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 8.6% of net assets at July 31, 2018.

o   CATEGORIES AND DEFINITIONS

    RIGHTS - Enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REITs Real estate investment trusts - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

================================================================================

28  | USAA SMALL CAP STOCK FUND

================================================================================

o   SPECIFIC NOTES

    (a) Non-income-producing security.

    (b) The security, or a portion thereof, was out on loan as of July 31, 2018.

    (c) Security was fair valued at July 31, 2018, by USAA Asset Management Company in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees.

    (d) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees.

    (e) Security was classified as Level 3.

    (f) Rate represents the money market fund annualized seven-day yield at July 31, 2018.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2018

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value
    (including securities on loan of $50,351) (cost of $1,389,241)               $1,801,565
  Receivables:
    Capital shares sold                                                               2,408
    Dividends and interest                                                              353
    Securities sold                                                                   9,706
    Other                                                                               131
                                                                                 ----------
      Total assets                                                                1,814,163
                                                                                 ----------
LIABILITIES
  Payables:
    Upon return of securities loaned                                                 51,674
    Securities purchased                                                              6,017
    Capital shares redeemed                                                             765
  Accrued management fees                                                             1,071
  Accrued transfer agent's fees                                                          29
  Other accrued expenses and payables                                                   149
                                                                                 ----------
      Total liabilities                                                              59,705
                                                                                 ----------
        Net assets applicable to capital shares outstanding                      $1,754,458
                                                                                 ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                $1,217,674
  Accumulated undistributed net investment income                                       194
  Accumulated net realized gain on investments                                      124,265
  Net unrealized appreciation of investments                                        412,324
  Net unrealized appreciation of foreign currency translations                            1
                                                                                 ----------
        Net assets applicable to capital shares outstanding                      $1,754,458
                                                                                 ==========
  Net asset value, redemption price, and offering price per share:
    Fund Shares (net assets of $758,065/39,220
      capital shares outstanding, no par value)                                  $    19.33
                                                                                 ==========
    Institutional Shares (net assets of $996,393/51,104
      capital shares outstanding, no par value)                                  $    19.50
                                                                                 ==========

See accompanying notes to financial statements.

================================================================================

30  | USAA SMALL CAP STOCK FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $98)                                 $   20,994
   Interest                                                                                584
   Securities lending (net)                                                              1,102
                                                                                    ----------
       Total income                                                                     22,680
                                                                                    ----------
EXPENSES
   Management fees                                                                      11,800
   Administration and servicing fees:
       Fund Shares                                                                       1,049
       Institutional Shares                                                                953
   Transfer agent's fees:
       Fund Shares                                                                       1,068
       Institutional Shares                                                                953
   Custody and accounting fees:
       Fund Shares                                                                         123
       Institutional Shares                                                                170
   Postage:
       Fund Shares                                                                          63
       Institutional Shares                                                                 49
   Shareholder reporting fees:
       Fund Shares                                                                          34
       Institutional Shares                                                                  8
   Trustees' fees                                                                           33
   Registration fees:
       Fund Shares                                                                          36
       Institutional Shares                                                                 27
   Professional fees                                                                        91
   Other                                                                                    29
                                                                                    ----------
           Total expenses                                                               16,486
   Expenses paid indirectly:
       Fund Shares                                                                         (13)
       Institutional Shares                                                                (17)
                                                                                    ----------
           Net expenses                                                                 16,456
                                                                                    ----------
NET INVESTMENT INCOME                                                                    6,224
                                                                                    ----------

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments                                                                  $  157,798
       Foreign currency transactions                                                       (19)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                     130,430
                                                                                    ----------
           Net realized and unrealized gain                                            288,209
                                                                                    ----------
   Increase in net assets resulting from operations                                 $  294,433
                                                                                    ==========

See accompanying notes to financial statements.

================================================================================

32  | USAA SMALL CAP STOCK FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------------------

                                                                           2018           2017
----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                             $    6,224     $    7,275
   Net realized gain on investments                                     157,798        153,428
   Net realized loss on foreign currency transactions                       (19)            (1)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                      130,430         25,803
       Foreign currency translations                                          -              2
                                                                     -------------------------
       Increase in net assets resulting from operations                 294,433        186,507
                                                                     -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                       (2,957)        (1,247)
       Institutional Shares                                              (5,058)        (3,126)
                                                                     -------------------------
           Total distributions of net investment income                  (8,015)        (4,373)
                                                                     -------------------------
   Net realized gains:
       Fund Shares                                                      (67,044)        (6,660)
       Institutional Shares                                             (89,472)        (9,660)
                                                                     -------------------------
           Total distributions of net realized gains                   (156,516)       (16,320)
                                                                     -------------------------
       Distributions to shareholders                                   (164,531)       (20,693)
                                                                     -------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                           47,029          5,234
   Institutional Shares                                                  26,798        (90,944)
                                                                     -------------------------
       Total net increase (decrease) in net assets
           from capital share transactions                               73,827        (85,710)
                                                                     -------------------------
   Net increase in net assets                                           203,729         80,104

NET ASSETS
   Beginning of year                                                  1,550,729      1,470,625
                                                                     -------------------------
   End of year                                                       $1,754,458     $1,550,729
                                                                     =========================
Accumulated undistributed net investment income:
   End of year                                                       $      194     $    2,532
                                                                     =========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  33

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 50 separate funds. The USAA Small Cap Stock Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term growth of capital.

The Fund consists of two classes of shares: Small Cap Stock Fund Shares (Fund Shares) and Small Cap Stock Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

34  | USAA SMALL CAP STOCK FUND

================================================================================

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

        average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of

================================================================================

36  | USAA SMALL CAP STOCK FUND

================================================================================

        each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended July 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost

================================================================================

38  | USAA SMALL CAP STOCK FUND

================================================================================

    basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. For the year ended July 31, 2018, brokerage commission recapture credits reduced the expenses of the Fund Shares and Institutional Shares by $13,000 and $17,000, respectively.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to

================================================================================

40  | USAA SMALL CAP STOCK FUND

================================================================================

September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended July 31, 2018, the Fund paid CAPCO facility fees of $13,000, which represents 2.0% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended July 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, non-REIT return of capital dividend, REIT return of capital dividend, REIT capital gain dividend, passive foreign investment company, and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $547,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2018, and 2017, was as follows:

                                                  2018                 2017
                                              --------------------------------
Ordinary income*                              $ 51,261,000         $10,570,000
Long-term realized capital gain                113,270,000          10,123,000
                                              ------------         -----------
   Total distributions paid                   $164,531,000         $20,693,000
                                              ============         ===========

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

As of July 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                     $ 28,267,000
Undistributed long-term capital gains                               105,085,000
Unrealized appreciation of investments                              403,432,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, REIT return of capital dividend, non-REIT return of capital dividend, and passive foreign investment company adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - At July 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/depreciation on investments are disclosed below:

                                                                                    NET
                                                GROSS            GROSS           UNREALIZED
                                              UNREALIZED       UNREALIZED      APPRECIATION/
FUND                          TAX COST       APPRECIATION     DEPRECIATION     (DEPRECIATION)
---------------------------------------------------------------------------------------------
USAA Small Cap
 Stock Fund                $1,398,134,000    $440,373,000     $(36,942,000)      $403,431,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2018, were $1,091,494,000 and $1,160,334,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as

================================================================================

42  | USAA SMALL CAP STOCK FUND

================================================================================

certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At July 31, 2018, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                    NON-CASH COLLATERAL              CASH COLLATERAL
--------------------------------------------------------------------------------
    $50,351,000                         $-                          $51,674,000

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2018, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                          YEAR ENDED             YEAR ENDED
                                         JULY 31, 2018          JULY 31, 2017
-----------------------------------------------------------------------------
                                SHARES        AMOUNT    SHARES       AMOUNT
                               ----------------------------------------------
FUND SHARES:
Shares sold                      5,164     $  94,551     6,058    $ 106,001
Shares issued from
 reinvested dividends            3,951        69,134       435        7,810
Shares redeemed                 (6,412)     (116,656)   (6,243)    (108,577)
                               --------------------------------------------
Net increase from
 capital share transactions      2,703     $  47,029       250    $   5,234
                               ============================================
INSTITUTIONAL SHARES:
Shares sold                      7,215     $ 131,299     9,526    $ 167,844
Shares issued from
 reinvested dividends            5,352        94,513       708       12,787
Shares redeemed                (10,615)     (199,014)  (15,335)    (271,575)
                               --------------------------------------------
Net increase (decrease) from
 capital share transactions      1,952     $  26,798    (5,101)   $ (90,944)
                               ============================================

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets.

The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

================================================================================

44  | USAA SMALL CAP STOCK FUND

================================================================================

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Small-Cap Core Funds Index. The Lipper Small-Cap Core Funds Index tracks the total return performance of funds within the Lipper Small-Cap Core Funds category.

The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
    ------------------------------------------------------------------
    +/- 100 to 400                              +/- 4
    +/- 401 to 700                              +/- 5
    +/- 701 and greater                         +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Small-Cap Core Funds Index over that period, even if the class had overall negative returns during the performance period.

For the year ended July 31, 2018, the Fund incurred total management fees, paid or payable to the Manager, of $11,800,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $(272,000) and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

$(319,000), respectively. For the Fund Shares and Institutional Shares, the performance adjustments were (0.04)% and (0.03)%, respectively.

SUBADVISORY ARRANGEMENT(S) - The Manager has entered into an Investment Subadvisory Agreement with Wellington Management Company LLP (Wellington Management), Cambiar Investors, LLC (Cambiar), Granahan Investment Management, Inc. (GIMI), and ClariVest Asset Management LLC (ClariVest), under which Wellington Management, Cambiar, GIMI, and ClariVest each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager). These arrangements provide for monthly fees that are paid by the Manager. Effective March 29, 2018, Cambiar is no a longer a subadvisor for the Fund.

The Manager (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.70% of the Fund's average net assets for the first $300 million in assets that Wellington Management manages, plus 0.65% of the Fund's average net assets over $300 million that Wellington Management manages. For the year ended July 31, 2018, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Wellington Management of $4,492,000.

The Manager (not the Fund) paid Cambiar a subadvisory fee in the annual amount of 0.50% of the Fund's average net assets in assets that Cambiar manages. For the period ended March 29, 2018, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Cambiar of $1,295,000.

The Manager (not the Fund) pays GIMI a subadvisory fee in the annual amount of 0.55% of the Fund's average net assets for the first $300 million in assets that GIMI manages, plus 0.52% of the Fund's average net assets over $300 million that GIMI manages. For the year ended July 31, 2018, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to GIMI of $2,760,000.

The Manager (not the Fund) pays ClariVest a subadvisory fee in the annual amount of 0.48% of the Fund's average net assets for the first $125 million in assets that ClariVest manages; 0.46% of the Fund's average net assets on the next $125 million in assets that ClariVest manages; and 0.44% of the Fund's

================================================================================

46  | USAA SMALL CAP STOCK FUND

================================================================================

average net assets over $250 million that ClariVest manages. For the year ended July 31, 2018, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to ClariVest of $1,161,000.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% and 0.10% of average net assets of the Funds Shares and Institutional Shares, respectively. For the year ended July 31, 2018, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,049,000 and $953,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2018, the Fund reimbursed the Manager $20,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2018, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $1,068,000 and $953,000, respectively.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 18 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of July 31, 2018, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
-------------------------------------------------------------------------------
Cornerstone Conservative                                                0.2

Cornerstone Equity                                                      0.3

Target Retirement Income                                                0.2

Target Retirement 2020                                                  0.6

Target Retirement 2030                                                  1.7

Target Retirement 2040                                                  2.3

Target Retirement 2050                                                  1.4

Target Retirement 2060                                                  0.2

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit are effective December 1, 2018. However, Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, delayed other requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues

================================================================================

48  | USAA SMALL CAP STOCK FUND

================================================================================

to evaluate the impact of this rule to the Funds' financial statements and various filings.

(10) UPCOMING ACCOUNTING PRONOUNCEMENT

(ASU) 2018-13, FAIR VALUE MEASUREMENT
-------------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. The adoption of this ASU guidance is not expected to have a material impact on the financial statements and other disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                  YEAR ENDED JULY 31,
                                            -------------------------------------------------------------
                                                2018         2017         2016          2015         2014
                                            -------------------------------------------------------------
Net asset value at beginning
  of period                                 $  18.02     $  16.17     $  17.77      $  18.14     $  18.27
                                            -------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income (loss)                   .05          .08          .02           .02         (.01)
  Net realized and unrealized
    gain (loss)                                 3.19         1.99         (.22)         1.63         1.62
                                            -------------------------------------------------------------
Total from investment
  operations                                    3.24         2.07         (.20)         1.65         1.61
                                            -------------------------------------------------------------
Less distributions from:
  Net investment income                         (.07)        (.03)        (.05)         (.02)           -
  Realized capital gains                       (1.86)        (.19)       (1.35)        (2.00)       (1.74)
                                            -------------------------------------------------------------
Total distributions                            (1.93)        (.22)       (1.40)        (2.02)       (1.74)
                                            -------------------------------------------------------------
Net asset value
  at end of period                          $  19.33     $  18.02     $  16.17      $  17.77     $  18.14
                                            =============================================================
Total return (%)*                              19.21        12.81         (.75)         9.67         8.68
Net assets at end
  of period (000)                           $758,065     $658,038     $586,438      $835,256     $709,753
Ratios to average net assets:**
  Expenses (%)(c)                               1.06(a)      1.09(a)      1.15(a)       1.15(a)      1.14(b)
  Net investment
    income (loss) (%)                            .31          .42          .18           .06         (.03)
Portfolio turnover (%)                            68           53           52            45           45

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2018, average net assets were $699,190,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by 0.01%.
(c) Does not include acquired fund fees, if any.

================================================================================

50  | USAA SMALL CAP STOCK FUND

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                  YEAR ENDED JULY 31,
                                            -------------------------------------------------------------
                                                2018         2017         2016          2015         2014
                                            -------------------------------------------------------------
Net asset value at
  beginning of period                       $  18.16     $  16.30     $  17.89      $  18.24     $  18.34
                                            -------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                          .07          .09          .07           .05          .03
  Net realized and
    unrealized gain (loss)                      3.22         2.02         (.24)         1.65         1.61
                                            -------------------------------------------------------------
Total from investment
  operations                                    3.29         2.11         (.17)         1.70         1.64
                                            -------------------------------------------------------------
Less distributions from:
  Net investment income                         (.09)        (.06)        (.07)         (.05)           -
  Realized capital gains                       (1.86)        (.19)       (1.35)        (2.00)       (1.74)
                                            -------------------------------------------------------------
Total distributions                            (1.95)        (.25)       (1.42)        (2.05)       (1.74)
                                            -------------------------------------------------------------
Net asset value at
  end of period                             $  19.50     $  18.16     $  16.30      $  17.89     $  18.24
                                            =============================================================
Total return (%)*                              19.36        12.92         (.55)         9.85         8.81
Net assets at end of
  period (000)                              $996,393     $892,691     $884,187      $676,490     $661,910
Ratios to average net assets:**
  Expenses (%)(a),(b)                            .95          .97          .99           .99          .99
  Net investment
    income (%)                                   .42          .52          .35           .22          .12
Portfolio turnover (%)                            68           53           52            45           45

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2018, average net assets were $953,158,000.
(a) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(b) Does not include acquired fund fees, if any.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  51

================================================================================

EXPENSE EXAMPLE

July 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2018, through July 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

52  | USAA SMALL CAP STOCK FUND

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                         BEGINNING                ENDING              DURING PERIOD*
                                       ACCOUNT VALUE           ACCOUNT VALUE         FEBRUARY 1, 2018 -
                                      FEBRUARY 1, 2018         JULY 31, 2018           JULY 31, 2018
-------------------------------------------------------------------------------------------------------
FUND SHARES
Actual                                   $1,000.00               $1,074.50                  $5.40

Hypothetical
 (5% return before expenses)              1,000.00                1,019.59                   5.26

INSTITUTIONAL SHARES
Actual                                    1,000.00                1,075.00                   4.89

Hypothetical
 (5% return before expenses)              1,000.00                1,020.08                   4.76

*Expenses are equal to the annualized expense ratio of 1.05% for Fund Shares and 0.95% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 7.45% for Fund Shares and 7.50% for Institutional Shares for the six-month period of February 1, 2018, through July 31, 2018.

================================================================================

                                                           EXPENSE EXAMPLE |  53

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2018

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2018, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreements between the Manager and Wellington Management Company LLP, ClariVest Asset Management LLC (ClariVest), and Granahan Investment Management, Inc. (the Subadvisers) with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and each Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions

================================================================================

54  | USAA SMALL CAP STOCK FUND

================================================================================

with Independent Counsel at which no representatives of management were present. The Board considered the Advisory Agreement and the Subadvisory Agreements separately in the course of its review. In doing so, the Board noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its

================================================================================

                                                     ADVISORY AGREEMENT(S) |  55

================================================================================

affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior personnel, as well as current staffing levels. The Board considered the Manager's effectiveness in monitoring the performance of the Subadvisers and the Manager's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed

================================================================================

56  | USAA SMALL CAP STOCK FUND

================================================================================

to be comparable to the Fund as determined by the independent third party in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/ objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate
- which includes advisory and administrative services and the effects of any performance adjustment- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and below the median of its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including the performance adjustment to such fee. The Board took into account management's discussion of the Fund's expenses. The Board also took into account that the subadvisory fees under the Subadvisory Agreements are paid by the Manager. The Board also considered and discussed information about the Subadvisers' fees, including the amount of management fees retained by the Manager after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison

================================================================================

                                                     ADVISORY AGREEMENT(S) |  57

================================================================================

indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, five-, and ten-year periods ended December 31, 2017. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, five-, and ten-year periods ended December 31, 2017. The Board took into account management's discussion of the Fund's performance, including the impact of market conditions on the Fund's performance. The Board also took into account that it approved the addition of ClariVest as a new subadviser to the Fund in 2017 and the termination of another subadviser to the Fund in 2018.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that the Manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also noted that the Manager also pays the subadvisory fees. The Board also

================================================================================

58  | USAA SMALL CAP STOCK FUND

================================================================================

considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current advisory fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  59

================================================================================

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of each Subadviser include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of each Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that each Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a

================================================================================

60  | USAA SMALL CAP STOCK FUND

================================================================================

subadvisory fee to each Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2017, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of each Subadviser. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the discussion of management regarding the factors that contributed to the performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 56 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

62  | USAA SMALL CAP STOCK FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

64  | USAA SMALL CAP STOCK FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over ten years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

66  | USAA SMALL CAP STOCK FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

68  | USAA SMALL CAP STOCK FUND

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13).
Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

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     USAA          We know what it means to serve.(R)

================================================================================
40054-0918                                   (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA SHORT-TERM BOND FUND]

 ==============================================================

    ANNUAL REPORT
    USAA SHORT-TERM BOND FUND
    FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES o R6 SHARES
    JULY 31, 2018

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"INVESTORS WHO ARE OVERLY CONCENTRATED IN
PARTICULAR ASSET CLASSES COULD BE CARRYING MORE     [PHOTO OF BROOKS ENGLEHARDT]
RISK IN THEIR PORTFOLIOS THAN THEY REALIZE. THIS IS
TRUE EVEN FOR THOSE WHO THINK THEY ARE DIVERSIFIED."

--------------------------------------------------------------------------------

SEPTEMBER 2018

U.S. stocks advanced during the opening months of the reporting period ended July 31, 2018, while bond prices remained relatively range bound. The situation was similar when the reporting period ended. A casual observer might think this reporting period was rather uneventful; however, the opposite is true.

At first, stocks recorded gains, supported by robust global economic growth and better-than-expected corporate earnings. Bond prices were generally steady, even as the Federal Reserve (the Fed) continued to raise short-term interest rates. In December 2017, federal tax legislation was passed by Congress and signed into law by President Trump. The new law, which became effective in January 2018, lowered the corporate tax rate from 35% to 21% and was widely expected to increase companies' cash flows and bottom lines.

In February 2018, volatility--noticeably absent during 2017--re-emerged. U.S. stocks fell and long-term interest rates rose as inflation fears surfaced. In March and April 2018, U.S. inflation climbed above the Fed's 2% target, suggesting that the central bank might increase the pace of its interest rate increases. Market turbulence continued through the rest of the reporting period, fueled by tensions between the United States and its trading partners and the imposition of tariffs. Other geopolitical events also roiled the markets, including the potential that Italy's incoming government might try to weaken that country's role in the European Union; U.S.-North Korea tensions, along with a high-profile summit in Singapore; and a meeting in Helsinki between President Trump and Russia's president, Vladimir Putin.

At the same time, global economic growth softened. Weaker growth, combined with trade-related political rhetoric led a number of central banks to postpone planned interest rate increases. In the United States, however, as the economic expansion continued and the job market improved, the Fed maintained its slow-and-steady approach to raising interest rates, boosting them in December 2017 and again in March and June 2018. Fed policymakers also increased the projected total number of 2018 interest rate increases from three to four. At the end of the reporting period, the market

================================================================================

================================================================================

appeared to believe that the Fed would take action in September and December
2018.

For the reporting period overall, U.S. stocks recorded double-digit gains. Bond prices were generally unchanged, though high-yield securities and tax-exempt bonds produced positive returns. Meanwhile, the U.S. Treasury yield curve flattened as shorter-term yields rose more than longer-term yields. We believe a flattening yield curve raises concerns because it might be followed by an inversion, in which two-year yields are higher than 10-year yields. A yield-curve inversion has sometimes signaled an approaching recession.

At USAA Investments, although we believe there is little chance of a recession in the next reporting period, we expect to hear a lot of media "noise" about trade in the coming months, as well as on other issues that could provoke an emotional reaction from investors. We recommend that investors focus on information that can provide the perspective they need to manage their investments.

Investors may also want to make sure their portfolios are adequately diversified. The primary benefit of diversification is long-term risk management. Investors who are overly concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This is true even for those who think they are diversified. U.S. stocks have outperformed for some time, so their weighting within a portfolio could have grown rather large and might need to be rebalanced.

Now that the summer is over, you may want to review your financial situation. Please give our financial advisors a call. At USAA Investments, we are committed to helping you meet your financial objectives.

In the months ahead, we will continue to monitor the financial markets, economic conditions, Fed monetary policy, shifts in interest rates, and other matters that could potentially affect your investments. On behalf of everyone here at USAA Investments, thank you for allowing us to help with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY ON THE FUND                                              1

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

   Distributions to Shareholders                                             22

   Report of Independent Registered
     Public Accounting Firm                                                  23

   Portfolio of Investments                                                  24

   Notes to Portfolio of Investments                                         48

   Financial Statements                                                      54

   Notes to Financial Statements                                             58

   Financial Highlights                                                      75

EXPENSE EXAMPLE                                                              79

ADVISORY AGREEMENT(S)                                                        81

TRUSTEES' AND OFFICERS' INFORMATION                                          86

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

   BRIAN W. SMITH, CFA, CPA                              KURT DAUM, JD
   JULIANNE BASS, CFA                                    JOHN SPEAR, CFA

--------------------------------------------------------------------------------

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Yields rose along the U.S. Treasury curve during the reporting period ended July 31, 2018, with short-term yields climbing more than longer-term yields. This "bear flattening" was driven on the shorter end by the

                    o U.S. TREASURY YIELD CURVE o

                 [CHART OF U.S. TREASURY YIELD CURVE]


                   YIELD (MID CONVENTIONAL %)             YIELD (CHANGE
MATURITY     07/29/17 YIELD       07/31/18 YIELD         IN BASIS POINTS)
1M                0.982                1.891                  0.91
3M                1.075                2.023                  0.95
6M                1.134                2.194                  1.06
1Y                1.215                2.414                  1.20
2Y                1.352                2.671                  1.32
3Y                1.509                2.768                  1.26
5Y                1.837                2.849                  1.01
7Y                2.114                2.926                  0.81
10Y               2.295                2.961                  0.67
30Y               2.901                3.083                  0.18

                                 [END CHART]

                       Source: Bloomberg Finance L.P.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    Federal Reserve's (the Fed) ongoing interest rate increases and on the longer end by strong U.S. economic growth, low unemployment, and tame inflation. The two-year U.S. Treasury yield rose 124 basis points, while the 10-year and 30-year U.S. Treasury yields increased 57 and 13 basis points, respectively. (A basis point is 1/100th of a percent.)

    The Fed raised short-term interest rates three times during the reporting period, by 25 basis points on each occasion, in December 2017 and again in March and June 2018. At the end of the reporting period, the federal funds target rate was in a range between 1.75% and 2.00%. Starting in October 2017, the Fed began trimming the size of its balance sheet by gradually decreasing the reinvestment of maturing holdings of U.S. Treasury and government-sponsored mortgage-backed securities. During November 2017, President Trump nominated Fed governor Jerome Powell to follow Janet Yellen as chair of the U.S. central bank. Powell began his term in February 2018. During July 2018, in Congressional testimony, he said that the Fed was likely to continue gradually raising short-term interest rates as long as economic growth remained strong and inflation remained stable. Near the end of July 2018, the U.S. Department of Commerce reported that during the second quarter 2018, the U.S. economy had grown by 4.1%, the fastest pace in nearly four years, driven by robust consumer and business spending. At its final policy meeting of the reporting period, the Fed held rates steady and suggested that the third interest rate increase of 2018 might come in September.

    Among the unfavorable conditions during the reporting period were tensions between the United States and North Korea and trade-related rhetoric from the Trump Administration, and while the rising fiscal deficit is an ongoing investor concern, U.S. Treasury yields did not appear to reflect it during the reporting period. A rising fiscal deficit is likely to lead to higher U.S. Treasury yields over time due to increasing supply and the Fed's reduction of its balance sheet. Meanwhile, the U.S. dollar strengthened compared to other major global currencies, suggesting global financial conditions might be tightening.

================================================================================

2  | USAA SHORT-TERM BOND FUND

================================================================================

    Credit spreads (yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity) were volatile but ended the reporting period near where they began. They started the reporting period at multi-year lows, widened significantly in the first half of 2018, and then narrowed again. During the reporting period overall, credit spreads based on the Bloomberg Barclays U.S. Aggregate Bond Index widened by five basis points from 0.98% on July 31, 2017 to 1.03% on July 31, 2018. Spreads are generally considered an indication of risk; the wider the spread, the greater the perceived risk.

               o BLOOMBERG BARCLAYS U.S. AGGREGATE CREDIT INDEX o

                         Average Option Adjusted Spread

            [CHART OF BLOOMBERG BARCLAYS U.S. AGGREGATE CREDIT INDEX]

                                                           AVERAGE OPTION
DATE                                                       ADJUSTED SPREAD
 7/31/2017                                                      0.98
  8/1/2017                                                      0.98
  8/2/2017                                                      0.98
  8/3/2017                                                      0.99
  8/4/2017                                                      1.00
  8/7/2017                                                      1.00
  8/8/2017                                                      1.01
  8/9/2017                                                      1.03
 8/10/2017                                                      1.05
 8/11/2017                                                      1.06
 8/14/2017                                                      1.05
 8/15/2017                                                      1.04
 8/16/2017                                                      1.04
 8/17/2017                                                      1.04
 8/18/2017                                                      1.05
 8/21/2017                                                      1.05
 8/22/2017                                                      1.04
 8/23/2017                                                      1.05
 8/24/2017                                                      1.04
 8/25/2017                                                      1.04
 8/28/2017                                                      1.04
 8/29/2017                                                      1.05
 8/30/2017                                                      1.04
 8/31/2017                                                      1.04
  9/1/2017                                                      1.04
  9/5/2017                                                      1.05
  9/6/2017                                                      1.05
  9/7/2017                                                      1.06
  9/8/2017                                                      1.07
 9/11/2017                                                      1.06
 9/12/2017                                                      1.05
 9/13/2017                                                      1.04
 9/14/2017                                                      1.04
 9/15/2017                                                      1.03
 9/18/2017                                                      1.02
 9/19/2017                                                      1.01
 9/20/2017                                                      1.00
 9/21/2017                                                      1.01
 9/22/2017                                                      1.01
 9/25/2017                                                      1.01
 9/26/2017                                                      1.00
 9/27/2017                                                      0.99
 9/28/2017                                                      0.97
 9/29/2017                                                      0.96
 10/2/2017                                                      0.95
 10/3/2017                                                      0.94
 10/4/2017                                                      0.94
 10/5/2017                                                      0.94
 10/6/2017                                                      0.94
10/10/2017                                                      0.93
10/11/2017                                                      0.93
10/12/2017                                                      0.94
10/13/2017                                                      0.94
10/16/2017                                                      0.93
10/17/2017                                                      0.93
10/18/2017                                                      0.93
10/19/2017                                                      0.93
10/20/2017                                                      0.91
10/23/2017                                                      0.91
10/24/2017                                                      0.90
10/25/2017                                                      0.90
10/26/2017                                                      0.90
10/27/2017                                                      0.90
10/30/2017                                                      0.90
10/31/2017                                                      0.91
 11/1/2017                                                      0.91
 11/2/2017                                                      0.92
 11/3/2017                                                      0.93
 11/6/2017                                                      0.93
 11/7/2017                                                      0.94
 11/8/2017                                                      0.95
 11/9/2017                                                      0.96
11/10/2017                                                      0.96
11/13/2017                                                      0.96
11/14/2017                                                      0.96
11/15/2017                                                      0.98
11/16/2017                                                      0.97
11/17/2017                                                      0.97
11/20/2017                                                      0.96
11/21/2017                                                      0.94
11/22/2017                                                      0.94
11/24/2017                                                      0.94
11/27/2017                                                      0.94
11/28/2017                                                      0.93
11/29/2017                                                      0.93
11/30/2017                                                      0.92
 12/1/2017                                                      0.93
 12/4/2017                                                      0.92
 12/5/2017                                                      0.91
 12/6/2017                                                      0.92
 12/7/2017                                                      0.92
 12/8/2017                                                      0.92
12/11/2017                                                      0.92
12/12/2017                                                      0.91
12/13/2017                                                      0.91
12/14/2017                                                      0.91
12/15/2017                                                      0.91
12/18/2017                                                      0.90
12/19/2017                                                      0.90
12/20/2017                                                      0.90
12/21/2017                                                      0.89
12/22/2017                                                      0.89
12/26/2017                                                      0.89
12/27/2017                                                      0.89
12/28/2017                                                      0.89
12/29/2017                                                      0.89
 1/2/2018                                                       0.90
 1/3/2018                                                       0.89
 1/4/2018                                                       0.89
 1/5/2018                                                       0.89
 1/8/2018                                                       0.88
 1/9/2018                                                       0.87
1/10/2018                                                       0.86
1/11/2018                                                       0.86
1/12/2018                                                       0.86
1/16/2018                                                       0.85
1/17/2018                                                       0.85
1/18/2018                                                       0.85
1/19/2018                                                       0.86
1/22/2018                                                       0.85
1/23/2018                                                       0.85
1/24/2018                                                       0.85
1/25/2018                                                       0.84
1/26/2018                                                       0.83
1/29/2018                                                       0.82
1/30/2018                                                       0.82
1/31/2018                                                       0.82
 2/1/2018                                                       0.81
 2/2/2018                                                       0.81
 2/5/2018                                                       0.82
 2/6/2018                                                       0.84
 2/7/2018                                                       0.83
 2/8/2018                                                       0.84
 2/9/2018                                                       0.88
2/12/2018                                                       0.88
2/13/2018                                                       0.91
2/14/2018                                                       0.89
2/15/2018                                                       0.88
2/16/2018                                                       0.88
2/20/2018                                                       0.89
2/21/2018                                                       0.88
2/22/2018                                                       0.89
2/23/2018                                                       0.90
2/26/2018                                                       0.90
2/27/2018                                                       0.90
2/28/2018                                                       0.91
 3/1/2018                                                       0.94
 3/2/2018                                                       0.95
 3/5/2018                                                       0.94
 3/6/2018                                                       0.93
 3/7/2018                                                       0.94
 3/8/2018                                                       0.95
 3/9/2018                                                       0.95
3/12/2018                                                       0.97
3/13/2018                                                       0.97
3/14/2018                                                       0.99
3/15/2018                                                       0.99
3/16/2018                                                       0.98
3/19/2018                                                       0.99
3/20/2018                                                       0.99
3/21/2018                                                       1.00
3/22/2018                                                       1.02
3/23/2018                                                       1.04
3/26/2018                                                       1.03
3/27/2018                                                       1.03
3/28/2018                                                       1.03
3/29/2018                                                       1.03
3/30/2018                                                       1.03
 4/2/2018                                                       1.04
 4/3/2018                                                       1.03
 4/4/2018                                                       1.02
 4/5/2018                                                       1.01
 4/6/2018                                                       1.02
 4/9/2018                                                       1.02
4/10/2018                                                       1.01
4/11/2018                                                       1.01
4/12/2018                                                       1.00
4/13/2018                                                       1.00
4/16/2018                                                       0.99
4/17/2018                                                       0.99
4/18/2018                                                       0.99
4/19/2018                                                       1.00
4/20/2018                                                       0.99
4/23/2018                                                       1.00
4/24/2018                                                       1.00
4/25/2018                                                       1.01
4/26/2018                                                       1.02
4/27/2018                                                       1.02
4/30/2018                                                       1.02
 5/1/2018                                                       1.04
 5/2/2018                                                       1.04
 5/3/2018                                                       1.05
 5/4/2018                                                       1.06
 5/7/2018                                                       1.06
 5/8/2018                                                       1.06
 5/9/2018                                                       1.05
5/10/2018                                                       1.05
5/11/2018                                                       1.03
5/14/2018                                                       1.02
5/15/2018                                                       1.03
5/16/2018                                                       1.02
5/17/2018                                                       1.03
5/18/2018                                                       1.03
5/21/2018                                                       1.03
5/22/2018                                                       1.03
5/23/2018                                                       1.03
5/24/2018                                                       1.04
5/25/2018                                                       1.05
5/29/2018                                                       1.08
5/30/2018                                                       1.09
5/31/2018                                                       1.09
 6/1/2018                                                       1.09
 6/4/2018                                                       1.08
 6/5/2018                                                       1.09
 6/6/2018                                                       1.09
 6/7/2018                                                       1.09
 6/8/2018                                                       1.10
6/11/2018                                                       1.10
6/12/2018                                                       1.09
6/13/2018                                                       1.09
6/14/2018                                                       1.09
6/15/2018                                                       1.10
6/18/2018                                                       1.11
6/19/2018                                                       1.12
6/20/2018                                                       1.12
6/21/2018                                                       1.15
6/22/2018                                                       1.15
6/25/2018                                                       1.17
6/26/2018                                                       1.16
6/27/2018                                                       1.17
6/28/2018                                                       1.17
6/29/2018                                                       1.16
 7/2/2018                                                       1.17
 7/3/2018                                                       1.16
 7/5/2018                                                       1.15
 7/6/2018                                                       1.15
 7/9/2018                                                       1.13
7/10/2018                                                       1.12
7/11/2018                                                       1.12
7/12/2018                                                       1.12
7/13/2018                                                       1.11
7/16/2018                                                       1.10
7/17/2018                                                       1.11
7/18/2018                                                       1.10
7/19/2018                                                       1.10
7/20/2018                                                       1.10
7/23/2018                                                       1.08
7/24/2018                                                       1.07
7/25/2018                                                       1.06
7/26/2018                                                       1.04
7/27/2018                                                       1.03
7/30/2018                                                       1.03
7/31/2018                                                       1.03

                                   [END CHART]

    Lower-rated credits outperformed higher-rated credits during the reporting period. Credit spreads on BBB-rated bonds widened by eight basis points, while credit spreads on both AAA- and AA-rated bonds narrowed by one basis point. High-yield credit spreads tightened by 16 basis points.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

o HOW DID THE USAA SHORT-TERM BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has four share classes: Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares. For the reporting period ended July 31, 2018, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares had total returns of 0.54%, 0.65%, 0.38%, and 0.85%, respectively. This compares to returns of 0.40% for the Bloomberg Barclays 1-3 Year Credit Index and 0.62% for the Lipper Short Investment Grade Debt Funds Index. At the same time, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares provided a one-year dividend yield of 2.20%, 2.30%, 2.03%, and 2.39%, respectively, compared to 1.98% for the Lipper Short Investment Grade Debt Funds Average.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    The Fund earned a positive total return during the reporting period, led by its coupon income and tighter high-yield credit spreads. This was offset by slightly wider investment-grade credit spreads and significantly higher U.S. Treasury yields.

    Reflecting the portfolio's diversification, performance for the reporting period was spread among several sectors. In corporate bonds, the Fund's returns were driven by holdings in the energy sector (oil field services, independent exploration and production, and midstream companies), insurance, finance companies, and airlines. Commercial mortgage-backed securities, asset-backed securities (ABS), bank loans, municipal bonds and cash also contributed positively to performance. In particular, during this reporting period of rising interest rates, floating-rate bonds

    Refer to page 9 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

4  | USAA SHORT-TERM BOND FUND

================================================================================

    (most of which were ABS student loans, collateralized loan obligations, and bank loans) performed very well. From a credit perspective, BBB-rated and high-yield corporate bonds provided the best returns.

    Certain sectors weighed on results, most significantly the Fund's positions in U.S. Treasury securities and mortgage-backed securities. Among corporate bonds, investments in the banking, utilities, consumer non-cyclical, and other industrial sectors dampened returns. We continued to adhere to our disciplined investment approach, which is to maintain an attractive yield with an acceptable level of risk.

    To identify attractive investment opportunities, we worked with our in-house team of analysts, continuing to build the portfolio bond-by-bond, through fundamental bottom-up analysis. During the reporting period, we found value primarily in a variety of ABS, corporate bonds, bank loans, and certain municipal bonds. We seek ideas where our fundamental understanding of the credit risk is different than the market. This approach, we believe, will generate total returns that may outperform our Lipper peers over the long run, with less volatility. Our analysts review all securities considered for purchase and assign their own independent credit rating. As always, our analysts continuously monitor every holding in the Fund. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the positions we take in any one issuer.

    Thank you for allowing us to help you with your investment needs.

    Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Mortgage-backed securities have prepayment, credit, interest rate, and extension risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA SHORT-TERM BOND FUND SHARES (FUND SHARES)
(Ticker Symbol: USSBX)

--------------------------------------------------------------------------------
                                              7/31/18                7/31/17
--------------------------------------------------------------------------------
Net Assets                                  $1.2 Billion           $1.3 Billion
Net Asset Value Per Share                       $9.06                 $9.21
Dollar-Weighted Average
  Portfolio Maturity(+)                      2.3 Years              2.4 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
    1 YEAR                            5 YEARS                       10 YEARS
    0.54%                              1.60%                          2.91%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 7/31/18             EXPENSE RATIO AS OF 7/31/17**
--------------------------------------------------------------------------------
                 2.84%                                       0.59%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective October 1, 2017, the base investment management fee was reduced from 0.24% to 0.20% of the Fund's average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA SHORT-TERM BOND FUND

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED July 31, 2018

--------------------------------------------------------------------------------
             TOTAL RETURN      =       DIVIDEND RETURN       +      PRICE CHANGE
--------------------------------------------------------------------------------
10 YEARS        2.91%          =            2.62%            +          0.29%
5 YEARS         1.60%          =            1.87%            +         -0.27%
1 YEAR          0.54%          =            2.17%            +         -1.63%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR ONE-YEAR PERIODS ENDED JULY 31, 2009 - JULY 31, 2018

       [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                       TOTAL RETURN         DIVIDEND RETURN    CHANGE IN SHARE PRICE
7/31/2009                  6.10%                 5.19%                 0.91%
7/31/2010                  7.52%                 3.92%                 3.60%
7/31/2011                  2.85%                 2.96%                -0.11%
7/31/2012                  3.21%                 2.78%                 0.43%
7/31/2013                  1.61%                 2.14%                -0.53%
7/31/2014                  2.28%                 1.84%                 0.44%
7/31/2015                  0.83%                 1.65%                -0.82%
7/31/2016                  2.34%                 1.79%                 0.55%
7/31/2017                  2.02%                 1.91%                 0.11%
7/31/2018                  0.54%                 2.17%                -1.63%

                                 [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                o CUMULATIVE PERFORMANCE COMPARISON o

             [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                           USAA SHORT-          BLOOMBERG BARCLAYS           LIPPER SHORT
                           TERM BOND             1-3 YEAR CREDIT           INVESTMENT GRADE
                          FUND SHARES                 INDEX                DEBT FUNDS INDEX
 7/31/2008                $10,000.00                $10,000.00                $10,000.00
 8/31/2008                 10,018.00                 10,057.26                 10,034.87
 9/30/2008                  9,920.00                  9,675.52                  9,814.26
10/31/2008                  9,664.00                  9,539.88                  9,623.72
11/30/2008                  9,619.00                  9,655.31                  9,469.75
12/31/2008                  9,639.00                  9,831.46                  9,610.79
 1/31/2009                  9,728.00                 10,012.01                  9,706.41
 2/28/2009                  9,783.00                  9,930.90                  9,730.90
 3/31/2009                  9,917.00                  9,959.07                  9,722.91
 4/30/2009                 10,066.00                 10,183.28                 9,846.16
 5/31/2009                 10,309.00                 10,389.60                 10,016.47
 6/30/2009                 10,424.00                 10,505.27                 10,093.33
 7/31/2009                 10,614.00                 10,642.65                 10,225.98
 8/31/2009                 10,738.00                 10,749.71                 10,346.88
 9/30/2009                 10,852.00                 10,829.25                 10,438.05
10/31/2009                 10,936.00                 10,896.70                 10,554.05
11/30/2009                 11,026.00                 10,990.91                 10,580.81
12/31/2009                 10,993.00                 10,970.94                 10,596.84
 1/31/2010                 11,123.00                 11,070.79                 10,703.93
 2/28/2010                 11,157.00                 11,101.78                 10,729.63
 3/31/2010                 11,177.00                 11,132.27                 10,763.05
 4/30/2010                 11,248.00                 11,180.24                 10,851.55
 5/31/2010                 11,264.00                 11,146.85                 10,834.70
 6/30/2010                 11,329.00                 11,207.42                 10,898.07
 7/31/2010                 11,410.00                 11,309.50                 10,981.21
 8/31/2010                 11,463.00                 11,353.09                 11,042.82
 9/30/2010                 11,505.00                 11,412.00                 11,080.18
10/31/2010                 11,545.00                 11,459.81                 11,127.61
11/30/2010                 11,536.00                 11,430.89                 11,094.07
12/31/2010                 11,515.00                 11,426.67                 11,078.79
 1/31/2011                 11,553.00                 11,469.01                 11,108.19
 2/28/2011                 11,569.00                 11,489.64                 11,137.42
 3/31/2011                 11,572.00                 11,492.54                 11,140.42
 4/30/2011                 11,651.00                 11,570.76                 11,208.51
 5/31/2011                 11,689.00                 11,617.41                 11,255.76
 6/30/2011                 11,693.00                 11,614.76                 11,239.51
 7/31/2011                 11,734.00                 11,662.81                 11,295.65
 8/31/2011                 11,724.00                 11,632.57                 11,238.45
 9/30/2011                 11,716.00                 11,585.26                 11,220.12
10/31/2011                 11,767.00                 11,653.95                 11,248.94
11/30/2011                 11,770.00                 11,601.25                 11,210.27
12/31/2011                 11,799.00                 11,626.85                 11,249.13
 1/31/2012                 11,876.00                 11,739.96                 11,348.55
 2/29/2012                 11,917.00                 11,788.18                 11,390.04
 3/31/2012                 11,932.00                 11,809.81                 11,409.89
 4/30/2012                 11,983.00                 11,831.76                 11,450.34
 5/31/2012                 11,982.00                 11,812.13                 11,445.99
 6/30/2012                 12,021.00                 11,843.45                 11,475.00
 7/31/2012                 12,111.00                 11,921.58                 11,554.01
 8/31/2012                 12,151.00                 11,962.93                 11,592.99
 9/30/2012                 12,198.00                 12,004.36                 11,640.70
10/31/2012                 12,248.00                 12,033.03                 11,664.96
11/30/2012                 12,272.00                 12,038.91                 11,681.91
12/31/2012                 12,281.00                 12,055.65                 11,694.57
 1/31/2013                 12,300.00                 12,072.39                 11,705.23
 2/28/2013                 12,337.00                 12,095.50                 11,730.74
 3/31/2013                 12,372.00                 12,106.27                 11,742.41
 4/30/2013                 12,420.00                 12,140.00                 11,779.44
 5/31/2013                 12,361.00                 12,126.24                 11,738.48
 6/30/2013                 12,260.00                 12,084.90                 11,651.21
 7/31/2013                 12,306.00                 12,131.71                 11,688.18
 8/31/2013                 12,288.00                 12,126.41                 11,669.38
 9/30/2013                 12,345.00                 12,171.98                 11,720.53
10/31/2013                 12,405.00                 12,213.49                 11,766.68
11/30/2013                 12,426.00                 12,242.91                 11,789.38
12/31/2013                 12,405.00                 12,230.56                 11,774.33
 1/31/2014                 12,479.00                 12,264.04                 11,814.56
 2/28/2014                 12,512.00                 12,293.20                 11,847.04
 3/31/2014                 12,503.00                 12,288.15                 11,834.55
 4/30/2014                 12,549.00                 12,316.16                 11,867.25
 5/31/2014                 12,593.00                 12,351.70                 11,902.63
 6/30/2014                 12,597.00                 12,346.40                 11,910.06
 7/31/2014                 12,587.00                 12,343.50                 11,893.88
 8/31/2014                 12,618.00                 12,369.43                 11,910.47
 9/30/2014                 12,594.00                 12,352.20                 11,897.70
10/31/2014                 12,626.00                 12,385.84                 11,920.13
11/30/2014                 12,643.00                 12,404.24                 11,931.78
12/31/2014                 12,611.00                 12,366.95                 11,891.35
 1/31/2015                 12,657.00                 12,431.25                 11,941.54
 2/28/2015                 12,660.00                 12,428.26                 11,950.75
 3/31/2015                 12,691.00                 12,453.95                 11,975.12
 4/30/2015                 12,694.00                 12,475.49                 11,992.03
 5/31/2015                 12,713.00                 12,488.17                 12,002.33
 6/30/2015                 12,689.00                 12,468.20                 11,983.67
 7/31/2015                 12,692.00                 12,476.16                 11,990.48
 8/31/2015                 12,668.00                 12,460.58                 11,970.29
 9/30/2015                 12,685.00                 12,498.11                 11,978.83
10/31/2015                 12,689.00                 12,509.96                 11,992.14
11/30/2015                 12,664.00                 12,497.62                 11,978.67
12/31/2015                 12,614.00                 12,472.51                 11,944.03
 1/31/2016                 12,645.00                 12,513.44                 11,970.56
 2/29/2016                 12,649.00                 12,520.16                 11,970.58
 3/31/2016                 12,767.00                 12,614.78                 12,048.74
 4/30/2016                 12,845.00                 12,658.53                 12,096.10
 5/31/2016                 12,850.00                 12,656.87                 12,101.74
 6/30/2016                 12,941.00                 12,737.66                 12,167.77
 7/31/2016                 12,988.00                 12,758.21                 12,197.52
 8/31/2016                 13,009.00                 12,757.55                 12,205.23
 9/30/2016                 13,045.00                 12,770.14                 12,225.86
10/31/2016                 13,050.00                 12,772.88                 12,228.14
11/30/2016                 12,958.00                 12,719.27                 12,180.54
12/31/2016                 12,993.00                 12,735.67                 12,193.72
 1/31/2017                 13,041.00                 12,771.30                 12,224.40
 2/28/2017                 13,075.00                 12,808.34                 12,254.81
 3/31/2017                 13,083.00                 12,818.45                 12,268.06
 4/30/2017                 13,146.00                 12,851.67                 12,299.28
 5/31/2017                 13,196.00                 12,882.00                 12,331.37
 6/30/2017                 13,203.00                 12,887.55                 12,338.95
 7/31/2017                 13,251.00                 12,933.95                 12,374.43
 8/31/2017                 13,287.00                 12,960.55                 12,400.85
 9/30/2017                 13,281.00                 12,956.41                 12,402.48
10/31/2017                 13,302.00                 12,964.36                 12,411.18
11/30/2017                 13,281.00                 12,935.86                 12,397.59
12/31/2017                 13,291.00                 12,946.80                 12,409.63
 1/31/2018                 13,270.00                 12,922.27                 12,391.42
 2/28/2018                 13,237.00                 12,897.41                 12,375.91
 3/31/2018                 13,248.00                 12,906.44                 12,382.98
 4/30/2018                 13,244.00                 12,911.58                 12,386.56
 5/31/2018                 13,298.00                 12,960.14                 12,419.78
 6/30/2018                 13,296.00                 12,961.13                 12,422.32
 7/31/2018                 13,323.00                 12,986.15                 12,451.71

                                   [END CHART]

                     Data from 7/31/08 through 7/31/18.

                     See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Short Investment Grade Debt Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA SHORT-TERM BOND FUND

================================================================================

The graph on page 8 illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund Shares to the following benchmarks:

o The unmanaged broad-based Bloomberg Barclays 1-3 Year Credit Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority, and non-U.S. agency bonds that have a remaining maturity of at least one year and less than three years.

o The unmanaged Lipper Short Investment Grade Debt Funds Index tracks the total return performance of funds in the Lipper Short Investment Grade Debt Funds category.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                   o 12-MONTH DIVIDEND YIELD COMPARISON o

                [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                               USAA SHORT-                   LIPPER SHORT
                               TERM  BOND                  INVESTMENT GRADE
                               FUND SHARES                DEBT FUNDS AVERAGE
7/31/2009                         4.84%                          3.88%
7/31/2010                         3.68%                          2.53%
7/31/2011                         2.92%                          2.10%
7/31/2012                         2.71%                          1.83%
7/31/2013                         2.14%                          1.47%
7/31/2014                         1.82%                          1.25%
7/31/2015                         1.66%                          1.47%
7/31/2016                         1.75%                          1.53%
7/31/2017                         1.89%                          1.62%
7/31/2018                         2.20%                          1.98%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 7/31/09 through 7/31/18.

The Lipper Short Investment Grade Debt Funds Average is the average performance level of all short-term investment-grade debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

10  | USAA SHORT-TERM BOND FUND

================================================================================

USAA SHORT-TERM BOND FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UISBX)

--------------------------------------------------------------------------------
                                           7/31/18                   7/31/17
--------------------------------------------------------------------------------
Net Assets                               $2.0 Billion              $2.0 Billion
Net Asset Value Per Share                   $9.06                      $9.21

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
   1 YEAR                     5 YEARS                 SINCE INCEPTION 8/01/08
   0.65%                       1.74%                           3.08%

--------------------------------------------------------------------------------
   30-DAY SEC YIELD* AS OF 7/31/18              EXPENSE RATIO AS OF 7/31/17**
--------------------------------------------------------------------------------
                2.89%                                       0.49%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective October 1, 2017, the base investment management fee was reduced from 0.24% to 0.20% of the Fund's average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                           USAA SHORT-           BLOOMBERG BARCLAYS          LIPPER SHORT
                          TERM BOND FUND          1-3 YEAR CREDIT          INVESTMENT GRADE
                       INSTITUTIONAL SHARES            INDEX               DEBT FUNDS INDEX
 7/31/2008                $10,000.00                $10,000.00                $10,000.00
 8/31/2008                 10,016.00                 10,057.26                 10,034.87
 9/30/2008                  9,921.00                  9,675.52                  9,814.26
10/31/2008                  9,668.00                  9,539.88                  9,623.72
11/30/2008                  9,625.00                  9,655.31                  9,469.75
12/31/2008                  9,648.00                  9,831.46                  9,610.79
 1/31/2009                  9,740.00                 10,012.01                  9,706.41
 2/28/2009                  9,797.00                  9,930.90                  9,730.90
 3/31/2009                  9,934.00                  9,959.07                  9,722.91
 4/30/2009                 10,086.00                 10,183.28                  9,846.16
 5/31/2009                 10,331.00                 10,389.60                 10,016.47
 6/30/2009                 10,450.00                 10,505.27                 10,093.33
 7/31/2009                 10,643.00                 10,642.65                 10,225.98
 8/31/2009                 10,770.00                 10,749.71                 10,346.88
 9/30/2009                 10,886.00                 10,829.25                 10,438.05
10/31/2009                 10,973.00                 10,896.70                 10,554.05
11/30/2009                 11,066.00                 10,990.91                 10,580.81
12/31/2009                 11,034.00                 10,970.94                 10,596.84
 1/31/2010                 11,166.00                 11,070.79                 10,703.93
 2/28/2010                 11,202.00                 11,101.78                 10,729.63
 3/31/2010                 11,224.00                 11,132.27                 10,763.05
 4/30/2010                 11,298.00                 11,180.24                 10,851.55
 5/31/2010                 11,316.00                 11,146.85                 10,834.70
 6/30/2010                 11,385.00                 11,207.42                 10,898.07
 7/31/2010                 11,468.00                 11,309.50                 10,981.21
 8/31/2010                 11,524.00                 11,353.09                 11,042.82
 9/30/2010                 11,568.00                 11,412.00                 11,080.18
10/31/2010                 11,611.00                 11,459.81                 11,127.61
11/30/2010                 11,603.00                 11,430.89                 11,094.07
12/31/2010                 11,585.00                 11,426.67                 11,078.79
 1/31/2011                 11,626.00                 11,469.01                 11,108.19
 2/28/2011                 11,644.00                 11,489.64                 11,137.42
 3/31/2011                 11,649.00                 11,492.54                 11,140.42
 4/30/2011                 11,731.00                 11,570.76                 11,208.51
 5/31/2011                 11,772.00                 11,617.41                 11,255.76
 6/30/2011                 11,778.00                 11,614.76                 11,239.51
 7/31/2011                 11,822.00                 11,662.81                 11,295.65
 8/31/2011                 11,814.00                 11,632.57                 11,238.45
 9/30/2011                 11,807.00                 11,585.26                 11,220.12
10/31/2011                 11,860.00                 11,653.95                 11,248.94
11/30/2011                 11,865.00                 11,601.25                 11,210.27
12/31/2011                 11,896.00                 11,626.85                 11,249.13
 1/31/2012                 11,975.00                 11,739.96                 11,348.55
 2/29/2012                 12,018.00                 11,788.18                 11,390.04
 3/31/2012                 12,034.00                 11,809.81                 11,409.89
 4/30/2012                 12,088.00                 11,831.76                 11,450.34
 5/31/2012                 12,088.00                 11,812.13                 11,445.99
 6/30/2012                 12,129.00                 11,843.45                 11,475.00
 7/31/2012                 12,220.00                 11,921.58                 11,554.01
 8/31/2012                 12,261.00                 11,962.93                 11,592.99
 9/30/2012                 12,311.00                 12,004.36                 11,640.70
10/31/2012                 12,349.00                 12,033.03                 11,664.96
11/30/2012                 12,389.00                 12,038.91                 11,681.91
12/31/2012                 12,401.00                 12,055.65                 11,694.57
 1/31/2013                 12,409.00                 12,072.39                 11,705.23
 2/28/2013                 12,460.00                 12,095.50                 11,730.74
 3/31/2013                 12,484.00                 12,106.27                 11,742.41
 4/30/2013                 12,534.00                 12,140.00                 11,779.44
 5/31/2013                 12,490.00                 12,126.24                 11,738.48
 6/30/2013                 12,389.00                 12,084.90                 11,651.21
 7/31/2013                 12,424.00                 12,131.71                 11,688.18
 8/31/2013                 12,420.00                 12,126.41                 11,669.38
 9/30/2013                 12,480.00                 12,171.98                 11,720.53
10/31/2013                 12,528.00                 12,213.49                 11,766.68
11/30/2013                 12,565.00                 12,242.91                 11,789.38
12/31/2013                 12,545.00                 12,230.56                 11,774.33
 1/31/2014                 12,622.00                 12,264.04                 11,814.56
 2/28/2014                 12,657.00                 12,293.20                 11,847.04
 3/31/2014                 12,648.00                 12,288.15                 11,834.55
 4/30/2014                 12,696.00                 12,316.16                 11,867.25
 5/31/2014                 12,729.00                 12,351.70                 11,902.63
 6/30/2014                 12,748.00                 12,346.40                 11,910.06
 7/31/2014                 12,739.00                 12,343.50                 11,893.88
 8/31/2014                 12,772.00                 12,369.43                 11,910.47
 9/30/2014                 12,749.00                 12,352.20                 11,897.70
10/31/2014                 12,782.00                 12,385.84                 11,920.13
11/30/2014                 12,786.00                 12,404.24                 11,931.78
12/31/2014                 12,756.00                 12,366.95                 11,891.35
 1/31/2015                 12,817.00                 12,431.25                 11,941.54
 2/28/2015                 12,822.00                 12,428.26                 11,950.75
 3/31/2015                 12,854.00                 12,453.95                 11,975.12
 4/30/2015                 12,858.00                 12,475.49                 11,992.03
 5/31/2015                 12,878.00                 12,488.17                 12,002.33
 6/30/2015                 12,855.00                 12,468.20                 11,983.67
 7/31/2015                 12,860.00                 12,476.16                 11,990.48
 8/31/2015                 12,836.00                 12,460.58                 11,970.29
 9/30/2015                 12,855.00                 12,498.11                 11,978.83
10/31/2015                 12,846.00                 12,509.96                 11,992.14
11/30/2015                 12,836.00                 12,497.62                 11,978.67
12/31/2015                 12,786.00                 12,472.51                 11,944.03
 1/31/2016                 12,804.00                 12,513.44                 11,970.56
 2/29/2016                 12,810.00                 12,520.16                 11,970.58
 3/31/2016                 12,930.00                 12,614.78                 12,048.74
 4/30/2016                 13,010.00                 12,658.53                 12,096.10
 5/31/2016                 13,031.00                 12,656.87                 12,101.74
 6/30/2016                 13,110.00                 12,737.66                 12,167.77
 7/31/2016                 13,173.00                 12,758.21                 12,197.52
 8/31/2016                 13,195.00                 12,757.55                 12,205.23
 9/30/2016                 13,232.00                 12,770.14                 12,225.86
10/31/2016                 13,224.00                 12,772.88                 12,228.14
11/30/2016                 13,146.00                 12,719.27                 12,180.54
12/31/2016                 13,169.00                 12,735.67                 12,193.72
 1/31/2017                 13,218.00                 12,771.30                 12,224.40
 2/28/2017                 13,255.00                 12,808.34                 12,254.81
 3/31/2017                 13,279.00                 12,818.45                 12,268.06
 4/30/2017                 13,330.00                 12,851.67                 12,299.28
 5/31/2017                 13,395.00                 12,882.00                 12,331.37
 6/30/2017                 13,404.00                 12,887.55                 12,338.95
 7/31/2017                 13,454.00                 12,933.95                 12,374.43
 8/31/2017                 13,476.00                 12,960.55                 12,400.85
 9/30/2017                 13,487.00                 12,956.41                 12,402.48
10/31/2017                 13,494.00                 12,964.36                 12,411.18
11/30/2017                 13,475.00                 12,935.86                 12,397.59
12/31/2017                 13,500.00                 12,946.80                 12,409.63
 1/31/2018                 13,466.00                 12,922.27                 12,391.42
 2/28/2018                 13,448.00                 12,897.41                 12,375.91
 3/31/2018                 13,461.00                 12,906.44                 12,382.98
 4/30/2018                 13,458.00                 12,911.58                 12,386.56
 5/31/2018                 13,500.00                 12,960.14                 12,419.78
 6/30/2018                 13,514.00                 12,961.13                 12,422.32
 7/31/2018                 13,541.00                 12,986.15                 12,451.71

                                   [END CHART]

                 Data from 7/31/08 through 7/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund Institutional Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

*The performance of the Bloomberg Barclays 1-3 Year Credit Index and the Lipper Short Investment Grade Debt Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Short Investment Grade Debt Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

12  | USAA SHORT-TERM BOND FUND

================================================================================

                   o 12-MONTH DIVIDEND YIELD COMPARISON o

                [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                USAA SHORT-                    LIPPER SHORT
                               TERM BOND FUND                INVESTMENT GRADE
                            INSTITUTIONAL SHARES        DEBT FUNDS INDEX AVERAGE
7/31/2010                           3.91%                         2.53%
7/31/2011                           3.16%                         2.10%
7/31/2012                           2.86%                         1.83%
7/31/2013                           2.31%                         1.47%
7/31/2014                           1.96%                         1.25%
7/31/2015                           1.77%                         1.47%
7/31/2016                           1.85%                         1.53%
7/31/2017                           2.00%                         1.62%
7/31/2018                           2.30%                         1.98%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 7/31/10 through 7/31/18.

The Lipper Short Investment Grade Debt Funds Average is the average performance level of all short-term investment-grade debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

USAA SHORT-TERM BOND FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UASBX)

--------------------------------------------------------------------------------
                                            7/31/18                 7/31/17
--------------------------------------------------------------------------------
Net Assets                               $23.0 Million           $21.5 Million
Net Asset Value Per Share                    $9.06                   $9.21

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
     1 YEAR                   5 YEARS                  SINCE INCEPTION 8/01/10
     0.38%                     1.38%                            1.72%

--------------------------------------------------------------------------------
     30-DAY SEC YIELD* AS OF 7/31/18             EXPENSE RATIO AS OF 7/31/17**
--------------------------------------------------------------------------------
                  2.62%                                       0.78%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective October 1, 2017, the base investment management fee was reduced from 0.24% to 0.20% of the Fund's average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

14  | USAA SHORT-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                       BLOOMBERG BARCLAYS         USAA SHORT-TERM            LIPPER SHORT
                        1-3 YEAR CREDIT          BOND FUND ADVISER         INVESTMENT GRADE
                             INDEX                    SHARES               DEBT FUNDS INDEX
 7/31/2010                $10,000.00                $10,000.00                $10,000.00
 8/31/2010                 10,038.54                 10,044.00                 10,056.10
 9/30/2010                 10,090.63                 10,078.00                 10,090.12
10/31/2010                 10,132.90                 10,122.00                 10,133.32
11/30/2010                 10,107.33                 10,100.00                 10,102.77
12/31/2010                 10,103.60                 10,079.00                 10,088.86
 1/31/2011                 10,141.03                 10,121.00                 10,115.63
 2/28/2011                 10,159.28                 10,122.00                 10,142.25
 3/31/2011                 10,161.84                 10,133.00                 10,144.98
 4/30/2011                 10,231.00                 10,189.00                 10,206.99
 5/31/2011                 10,272.25                 10,231.00                 10,250.01
 6/30/2011                 10,269.91                 10,221.00                 10,235.21
 7/31/2011                 10,312.40                 10,255.00                 10,286.34
 8/31/2011                 10,285.66                 10,244.00                 10,234.25
 9/30/2011                 10,243.83                 10,235.00                 10,217.56
10/31/2011                 10,304.56                 10,277.00                 10,243.80
11/30/2011                 10,257.97                 10,277.00                 10,208.59
12/31/2011                 10,280.60                 10,301.00                 10,243.98
 1/31/2012                 10,380.61                 10,366.00                 10,334.51
 2/29/2012                 10,423.25                 10,399.00                 10,372.29
 3/31/2012                 10,442.37                 10,410.00                 10,390.37
 4/30/2012                 10,461.79                 10,453.00                 10,427.21
 5/31/2012                 10,444.42                 10,449.00                 10,423.25
 6/30/2012                 10,472.12                 10,481.00                 10,449.67
 7/31/2012                 10,541.21                 10,557.00                 10,521.62
 8/31/2012                 10,577.77                 10,588.00                 10,557.11
 9/30/2012                 10,614.40                 10,627.00                 10,600.56
10/31/2012                 10,639.75                 10,656.00                 10,622.65
11/30/2012                 10,644.95                 10,687.00                 10,638.09
12/31/2012                 10,659.75                 10,693.00                 10,649.62
 1/31/2013                 10,674.55                 10,696.00                 10,659.32
 2/28/2013                 10,694.99                 10,737.00                 10,682.55
 3/31/2013                 10,704.52                 10,753.00                 10,693.18
 4/30/2013                 10,734.33                 10,805.00                 10,726.90
 5/31/2013                 10,722.17                 10,751.00                 10,689.60
 6/30/2013                 10,685.61                 10,661.00                 10,610.13
 7/31/2013                 10,727.01                 10,699.00                 10,643.80
 8/31/2013                 10,722.32                 10,680.00                 10,626.67
 9/30/2013                 10,762.61                 10,728.00                 10,673.26
10/31/2013                 10,799.32                 10,778.00                 10,715.28
11/30/2013                 10,825.33                 10,794.00                 10,735.95
12/31/2013                 10,814.41                 10,773.00                 10,722.25
 1/31/2014                 10,844.01                 10,835.00                 10,758.88
 2/28/2014                 10,869.80                 10,862.00                 10,788.46
 3/31/2014                 10,865.33                 10,853.00                 10,777.09
 4/30/2014                 10,890.10                 10,893.00                 10,806.86
 5/31/2014                 10,921.53                 10,931.00                 10,839.08
 6/30/2014                 10,916.84                 10,932.00                 10,845.85
 7/31/2014                 10,914.27                 10,920.00                 10,831.12
 8/31/2014                 10,937.20                 10,945.00                 10,846.22
 9/30/2014                 10,921.97                 10,922.00                 10,834.59
10/31/2014                 10,951.71                 10,947.00                 10,855.02
11/30/2014                 10,967.98                 10,959.00                 10,865.63
12/31/2014                 10,935.01                 10,930.00                 10,828.81
 1/31/2015                 10,991.86                 10,967.00                 10,874.52
 2/28/2015                 10,989.22                 10,969.00                 10,882.90
 3/31/2015                 11,011.93                 10,993.00                 10,905.10
 4/30/2015                 11,030.98                 10,995.00                 10,920.50
 5/31/2015                 11,042.19                 11,008.00                 10,929.87
 6/30/2015                 11,024.54                 10,986.00                 10,912.88
 7/31/2015                 11,031.57                 10,986.00                 10,919.08
 8/31/2015                 11,017.80                 10,962.00                 10,900.69
 9/30/2015                 11,050.99                 10,974.00                 10,908.47
10/31/2015                 11,061.46                 10,976.00                 10,920.59
11/30/2015                 11,050.55                 10,953.00                 10,908.33
12/31/2015                 11,028.35                 10,907.00                 10,876.78
 1/31/2016                 11,064.54                 10,932.00                 10,900.95
 2/29/2016                 11,070.47                 10,933.00                 10,900.97
 3/31/2016                 11,154.14                 11,032.00                 10,972.14
 4/30/2016                 11,192.83                 11,084.00                 11,015.26
 5/31/2016                 11,191.36                 11,099.00                 11,020.40
 6/30/2016                 11,262.79                 11,175.00                 11,080.54
 7/31/2016                 11,280.96                 11,213.00                 11,107.63
 8/31/2016                 11,280.38                 11,228.00                 11,114.64
 9/30/2016                 11,291.51                 11,256.00                 11,133.43
10/31/2016                 11,293.93                 11,258.00                 11,135.51
11/30/2016                 11,246.53                 11,176.00                 11,092.16
12/31/2016                 11,261.04                 11,205.00                 11,104.17
 1/31/2017                 11,292.54                 11,244.00                 11,132.11
 2/28/2017                 11,325.29                 11,272.00                 11,159.80
 3/31/2017                 11,334.23                 11,278.00                 11,171.86
 4/30/2017                 11,363.61                 11,331.00                 11,200.29
 5/31/2017                 11,390.42                 11,372.00                 11,229.51
 6/30/2017                 11,395.33                 11,377.00                 11,236.42
 7/31/2017                 11,436.36                 11,417.00                 11,268.73
 8/31/2017                 11,459.88                 11,446.00                 11,292.79
 9/30/2017                 11,456.21                 11,440.00                 11,294.27
10/31/2017                 11,463.25                 11,456.00                 11,302.19
11/30/2017                 11,438.04                 11,437.00                 11,289.82
12/31/2017                 11,447.71                 11,443.00                 11,300.78
 1/31/2018                 11,426.03                 11,425.00                 11,284.20
 2/28/2018                 11,404.05                 11,394.00                 11,270.07
 3/31/2018                 11,412.03                 11,402.00                 11,276.51
 4/30/2018                 11,416.58                 11,398.00                 11,279.77
 5/31/2018                 11,459.51                 11,443.00                 11,310.02
 6/30/2018                 11,460.39                 11,440.00                 11,312.34
 7/31/2018                 11,482.52                 11,460.00                 11,339.10

                                   [END CHART]

                     Data from 7/31/10 through 7/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund Adviser Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

*The performance of the Bloomberg Barclays 1-3 Year Credit Index and the Lipper Short Investment Grade Debt Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Short Investment Grade Debt Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                   o 12-MONTH DIVIDEND YIELD COMPARISON o

                [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                               USAA SHORT-                   LIPPER SHORT
                             TERM BOND FUND              INVESTMENT GRADE DEBT
                             ADVISER SHARES               FUNDS INDEX AVERAGE
7/31/2012                        2.45%                           1.83%
7/31/2013                        1.88%                           1.47%
7/31/2014                        1.61%                           1.25%
7/31/2015                        1.42%                           1.47%
7/31/2016                         1.5%                           1.53%
7/31/2017                        1.69%                           1.62%
7/31/2018                        2.03%                           1.98%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 7/31/12 through 7/31/18.

The Lipper Short Investment Grade Debt Funds Average is the average performance level of all short-term investment-grade debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

16  | USAA SHORT-TERM BOND FUND

================================================================================

USAA SHORT-TERM BOND FUND R6 SHARES* (R6 SHARES)
(Ticker Symbol: URSBX)

--------------------------------------------------------------------------------
                                            7/31/18                 7/31/17
--------------------------------------------------------------------------------
Net Assets                               $5.1 Million            $5.1 Million
Net Asset Value Per Share                   $9.07                   $9.21

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
    1 YEAR                                           SINCE INCEPTION 12/01/16
    0.85%                                                      1.97%

--------------------------------------------------------------------------------
                        30-DAY SEC YIELDS** AS OF 7/31/18
--------------------------------------------------------------------------------
    UNSUBSIDIZED             2.36%                SUBSIDIZED             2.95%

--------------------------------------------------------------------------------
                           EXPENSE RATIOS AS OF 7/31/17***
--------------------------------------------------------------------------------
 BEFORE REIMBURSEMENT         0.98%            AFTER REIMBURSEMENT       0.39%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The R6 Shares commenced operations on December 1, 2016.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through November 30, 2018, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the R6 Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.39% of the R6 Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2018. If the total annual operating expense ratio of the R6 Shares is lower than 0.39%, the R6 Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective October 1, 2017, the base investment management fee was reduced from 0.24% to 0.20% of the Fund's average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                          USAA SHORT-              LIPPER SHORT            BLOOMBERG BARCLAYS
                         TERM BOND FUND          INVESTMENT GRADE           1-3 YEAR CREDIT
                           R6 SHARES             DEBT FUNDS INDEX                INDEX
 12/1/2016                $10,000.00               $10,000.00                 $10,000.00
12/31/2016                 10,029.00                10,010.82                  10,012.90
 1/31/2017                 10,068.00                10,036.01                  10,040.91
 2/28/2017                 10,096.00                10,060.97                  10,070.03
 3/31/2017                 10,116.00                10,071.85                  10,077.98
 4/30/2017                 10,156.00                10,097.48                  10,104.10
 5/31/2017                 10,207.00                10,123.82                  10,127.94
 6/30/2017                 10,215.00                10,130.05                  10,132.31
 7/31/2017                 10,243.00                10,159.18                  10,168.79
 8/31/2017                 10,272.00                10,180.87                  10,189.70
 9/30/2017                 10,281.00                10,182.20                  10,186.44
10/31/2017                 10,288.00                10,189.35                  10,192.70
11/30/2017                 10,273.00                10,178.19                  10,170.29
12/31/2017                 10,282.00                10,188.08                  10,178.89
 1/31/2018                 10,268.00                10,173.13                  10,159.60
 2/28/2018                 10,255.00                10,160.39                  10,140.06
 3/31/2018                 10,254.00                10,166.20                  10,147.16
 4/30/2018                 10,264.00                10,169.14                  10,151.20
 5/31/2018                 10,297.00                10,196.41                  10,189.37
 6/30/2018                 10,297.00                10,198.50                  10,190.16
 7/31/2018                 10,329.00                10,222.63                  10,209.83

                                   [END CHART]

                   Data from 11/30/16 through 7/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund R6 Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

*The performance of the Bloomberg Barclays 1-3 Year Credit Index and the Lipper Short Investment Grade Debt Funds Index is calculated from the end of the month, November 30, 2016, while the inception date of the R6 Shares is December 1, 2016. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Short Investment Grade Debt Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

18  | USAA SHORT-TERM BOND FUND

================================================================================

                   o 12-MONTH DIVIDEND YIELD COMPARISON o

                [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                               USAA SHORT-                  LIPPER SHORT
                             TERM BOND FUND            INVESTMENT GRADE DEBT
                               R6 SHARES                FUNDS INDEX AVERAGE
7/31/2018                         2.39%                          1.98%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 7/31/18.

The Lipper Short Investment Grade Debt Funds Average is the average performance level of all short-term investment-grade debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  19

================================================================================

                 o PORTFOLIO RATINGS MIX - 7/31/18 o

                   [CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                       18.8%
AA                                                                         9.2%
A                                                                         23.9%
BBB                                                                       41.9%
BELOW INVESTMENT-GRADE                                                     4.9%
UNRATED                                                                    1.3%

                                 [END PIE CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Funds' investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Funds' securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

20  | USAA SHORT-TERM BOND FUND

================================================================================

                         o ASSET ALLOCATION* - 7/31/18 o
                                (% of Net Assets)

                         [PIE CHART OF ASSET ALLOCATION]

CORPORATE OBLIGATIONS                                                      49.9%
ASSET-BACKED SECURITIES                                                    12.4%
EURODOLLAR AND YANKEE OBLIGATIONS                                          11.4%
U.S. TREASURY SECURITIES                                                    7.7%
MONEY MARKET INSTRUMENTS                                                    6.3%
MUNICIPAL OBLIGATIONS                                                       5.7%
COMMERCIAL MORTGAGE SECURITIES                                              2.2%
U.S. GOVERNMENT AGENCY ISSUES                                               1.6%
COLLATERALIZED LOAN OBLIGATIONS                                             1.3%
FOREIGN GOVERNMENT OBLIGATIONS                                              0.7%
PREFERRED STOCKS                                                            0.2%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.1%

                                 [END PIE CHART]

Percentages are of net assets of the Fund and may not equal 100%.

*Does not include short-term investments purchased with cash collateral from securities loaned.

================================================================================

                                                       INVESTMENT OVERVIEW |  21

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2018:

                LONG-TERM
              CAPITAL GAIN                      QUALIFIED INTEREST
             DISTRIBUTIONS(1)                         INCOME
             -----------------------------------------------------
                 $8,000                            $70,275,000
             -----------------------------------------------------

(1)Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2018, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

22  | USAA SHORT-TERM BOND FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA SHORT-TERM BOND FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Short-Term Bond Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
September 21, 2018

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  23

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2018

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              BONDS (93.0%)

              ASSET-BACKED SECURITIES (12.4%)

              FINANCIALS (12.4%)
              ------------------
              ASSET-BACKED FINANCING (12.2%)
$    10,000   AmeriCredit Automobile Receivables Trust                       2.24%         4/08/2022    $    9,828
      5,000   AmeriCredit Automobile Receivables Trust                       2.60          9/18/2023         4,899
      3,750   ARI Fleet Lease Trust(a)                                       2.55         10/15/2026         3,729
      6,063   ARI Fleet Lease Trust(a)                                       2.84         10/15/2026         5,999
      3,833   Avis Budget Rental Car Funding AESOP, LLC(a)                   2.62          9/20/2019         3,832
     12,250   Avis Budget Rental Car Funding AESOP, LLC(a)                   2.96          7/20/2020        12,223
      4,188   Avis Budget Rental Car Funding AESOP, LLC(a)                   3.75          7/20/2020         4,197
      3,381   Avis Budget Rental Car Funding AESOP, LLC(a)                   2.50          2/20/2021         3,352
      3,500   Avis Budget Rental Car Funding AESOP, LLC(a)                   3.29          2/20/2021         3,484
      7,339   Bank of The West Auto Trust(a)                                 1.66          9/15/2020         7,323
      5,455   Bank of The West Auto Trust(a)                                 2.33          9/15/2023         5,315
      1,951   BCC Funding XIII, LLC(a)                                       4.78          8/20/2022         1,989
      9,000   BCC Funding XIV, LLC(a)                                        2.96          6/20/2023         8,959
      9,425   California Republic Auto Receivables Trust                     2.57         11/16/2020         9,389
      4,576   California Republic Auto Receivables Trust                     2.53          6/15/2021         4,544
      2,541   Centre Point Funding, LLC(a)                                   2.61          8/20/2021         2,511
      3,000   Chesapeake Funding II, LLC(a)                                  3.04          4/15/2030         2,990
      5,613   CIT Education Loan Trust (3 mo. LIBOR + 0.30%)(a)              2.64(b)       6/25/2042         5,115
      5,500   CNH Equipment Trust                                            2.14          8/15/2022         5,475
      1,200   CNH Equipment Trust                                            2.47         12/16/2024         1,171
      1,729   College Loan Corp. Trust (3 mo. LIBOR + 0.49%)                 2.83(b)       1/15/2037         1,624
      3,791   Collegiate Funding Services Education
                Loan Trust (3 mo. LIBOR + 0.32%)                             2.66(b)       3/28/2035         3,510
      3,030   Credit Acceptance Auto Loan Trust(a)                           3.01          2/16/2027         2,999
     11,000   Credit Acceptance Auto Loan Trust(a)                           3.60          4/15/2027        10,928
      1,500   Dell Equipment Finance Trust(a)                                2.14          4/22/2022         1,492
      1,000   Dell Equipment Finance Trust(a)                                2.95          4/22/2022           994
      2,750   Dell Equipment Finance Trust(a)                                3.24          7/22/2022         2,754
      1,750   Dell Equipment Finance Trust(a)                                2.73         10/24/2022         1,725
      1,315   Drive Auto Receivables Trust(a)                                2.20          5/15/2020         1,316
      2,720   Drive Auto Receivables Trust                                   2.36          3/15/2021         2,717
     10,000   Drive Auto Receivables Trust                                   3.22          3/15/2023         9,953
      2,372   Element Rail Leasing I, LLC(a)                                 2.30          4/19/2044         2,358

================================================================================

24  | USAA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
$    12,000   Element Rail Leasing I, LLC(a)                                 3.67%         4/19/2044    $   11,939
      2,325   Enterprise Fleet Financing, LLC(a)                             2.04          2/22/2022         2,292
      4,622   Enterprise Fleet Financing, LLC(a)                             2.13          7/20/2022         4,595
     10,000   Enterprise Fleet Financing, LLC(a)                             2.60          7/20/2022         9,903
      1,437   Enterprise Fleet Financing, LLC(a)                             1.97          1/20/2023         1,426
      2,344   Enterprise Fleet Financing, LLC(a)                             2.36          5/20/2023         2,299
      2,498   Exeter Automobile Receivables Trust(a)                         2.05         12/15/2021         2,487
      5,000   Exeter Automobile Receivables Trust(a)                         2.75          4/15/2022         4,957
      2,926   Exeter Automobile Receivables Trust(a)                         2.82          5/16/2022         2,910
      4,209   Exeter Automobile Receivables Trust(a)                         3.27          5/16/2022         4,201
      6,575   Exeter Automobile Receivables Trust 2014-3(a)                  5.69          4/15/2021         6,697
      1,874   Exeter Automobile Receivables Trust 2015-1(a)                  4.10         12/15/2020         1,884
      5,000   Exeter Automobile Receivables Trust 2018-3(a)                  2.90          1/18/2022         5,001
      5,300   GM Financial Consumer Automobile
                Receivables Trust                                            2.08          1/19/2021         5,281
     10,500   Hertz Vehicle Financing II, LP(a)                              2.96          9/25/2019        10,496
        500   Hertz Vehicle Financing, LLC(a)                                1.83          8/25/2019           500
      3,000   Huntington Auto Trust "C"                                      2.15          6/15/2021         2,997
      2,508   Iowa Student Loan Liquidity Corp. (3 mo. LIBOR + 0.35%)        2.69(b)       9/25/2037         2,292
      5,000   Master Credit Card Trust "A"(a)                                2.26          7/21/2021         4,941
      7,256   MMAF Equipment Finance, LLC(a)                                 1.93          7/16/2021         7,226
      2,900   MMAF Equipment Finance, LLC(a)                                 2.41          8/16/2024         2,832
      1,167   Nelnet Student Loan Trust (3 mo. LIBOR + 0.28%)                2.61(b)       9/22/2037         1,094
      2,781   NP SPE II, LLC(a)                                              3.37         10/21/2047         2,727
      8,000   OneMain Direct Auto Receivables Trust(a)                       2.55         11/14/2023         7,893
      5,000   OSCAR U.S. Funding Trust IX, LLC(a)                            3.15          8/10/2021         5,013
      5,000   OSCAR U.S. Funding Trust IX, LLC(a)                            3.39          9/12/2022         5,014
      4,000   OSCAR U.S. Funding Trust VI, LLC(a)                            3.30          5/10/2024         3,997
      5,000   OSCAR U.S. Funding Trust VIII, LLC(a)                          3.23          5/10/2022         4,987
      2,500   Prestige Auto Receivables Trust(a)                             2.98         11/16/2020         2,502
      4,936   Prestige Auto Receivables Trust(a)                             2.40          4/15/2021         4,933
      3,000   Prestige Auto Receivables Trust(a)                             3.05          4/15/2021         3,002
      2,500   Prestige Auto Receivables Trust(a)                             2.39          5/16/2022         2,454
      4,000   Santander Drive Auto Receivables Trust                         2.66         11/15/2021         3,988
      3,530   Santander Drive Auto Receivables Trust                         2.74         12/15/2021         3,531
      5,000   SBA Tower Trust(a)                                             2.90         10/15/2044         4,968
     10,000   SBA Tower Trust(a)                                             3.45          3/15/2048         9,876
      2,402   SCF Equipment Leasing, LLC(a)                                  3.41         12/20/2023         2,376
      5,000   Securitized Term Auto Receivables Trust(a)                     2.21          6/25/2021         4,939
      3,906   Securitized Term Auto Receivables Trust(a)                     2.29          3/25/2022         3,806
        822   SLM Student Loan Trust (3 mo. LIBOR + 0.55%)                   2.89(b)      10/25/2065           787
      5,000   SunTrust Auto Receivables Trust "B"(a)                         2.20          2/15/2021         4,951

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
$     8,000   SunTrust Auto Receivables Trust "C"(a)                         2.50%         4/15/2021    $    7,931
      4,565   Synchrony Credit Card Master Note Trust                        2.95          5/15/2024         4,474
      6,000   Synchrony Credit Card Master Note Trust "B"                    1.94          9/15/2021         5,995
     15,000   Synchrony Credit Card Master Note Trust "C"                    2.56          6/15/2023        14,735
      4,123   TCF Auto Receivables Owner Trust(a)                            2.55          4/15/2021         4,113
      7,500   TCF Auto Receivables Owner Trust "B"(a)                        2.49          4/15/2021         7,487
      5,000   TCF Auto Receivables Owner Trust "B"(a)                        2.92         10/17/2022         4,923
      3,168   Trinity Rail Leasing, LP(a)                                    2.27          1/15/2043         3,081
      5,706   Westlake Automobile Receivables Trust(a)                       2.67          5/17/2021         5,677
      3,000   Westlake Automobile Receivables Trust(a)                       2.30         10/17/2022         2,991
      1,430   Westlake Automobile Receivables Trust(a)                       2.70         10/17/2022         1,424
      5,000   Wheels SPV, LLC(a)                                             1.87          5/20/2025         4,943
                                                                                                        ----------
                                                                                                           396,462
                                                                                                        ----------
              OTHER ASSET-BACKED SECURITIES (0.2%)
      5,000   GreatAmerica Leasing Receivables Funding, LLC(a)               2.83          6/17/2024         4,944
                                                                                                        ----------
              Total Financials                                                                             401,406
                                                                                                        ----------
              Total Asset-Backed Securities (cost: $403,749)                                               401,406
                                                                                                        ----------
              COLLATERALIZED LOAN OBLIGATIONS (1.3%)

              FINANCIALS (1.3%)
              -----------------
      1,500   American Money Management Corp.
                (3 mo. LIBOR + 1.50%)(a)                                     3.84(b)      10/15/2028         1,502
      3,000   Annisa Ltd. (3 mo. LIBOR + 1.10%)(a)                           3.45(b)       7/20/2031         3,002
      6,750   Madison Park Funding XI Ltd. (3 mo.
                LIBOR + 1.16%)(a)                                            3.51(b)       7/23/2029         6,755
     10,500   Oaktree EIF Ltd. (3 mo. LIBOR + 2.00%)(a)                      4.35(b)      10/20/2027        10,519
      5,000   Palmer Square Loan Funding 2018-2 Ltd.
                (3 mo. LIBOR + 0.65%)(a)                                     3.01(b)       7/15/2026         4,961
      1,970   Palmer Square Loan Funding 2018-2 Ltd.
                (3 mo. LIBOR + 1.05%)(a)                                     3.41(b)       7/15/2026         1,950
      4,500   Race Point Ltd. (3 mo. LIBOR + 1.10%)(a),(c)                   3.43(b)       7/25/2031         4,500
      2,500   TIAA Ltd. (3 mo. LIBOR + 1.28%)(a)                             3.63(b)       4/20/2029         2,504
      3,250   Trinitas Ltd. (3 mo. LIBOR + 1.70%)                            4.04(b)      10/25/2028         3,251
      5,000   Trinitas Ltd. (3 mo. LIBOR + 1.32%)(a)                         3.66(b)       7/25/2029         5,011
                                                                                                        ----------
              Total Financials                                                                              43,955
                                                                                                        ----------
              Total Collateralized Loan Obligations (cost: $43,940)                                         43,955
                                                                                                        ----------
              COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)

              FINANCIALS (0.1%)
              -----------------
      2,853   Sequoia Mortgage Trust(a) (cost: $2,892)                       3.00(d)       5/25/2043         2,729
                                                                                                        ----------

================================================================================

26  | USAA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              COMMERCIAL MORTGAGE SECURITIES (2.2%)

              FINANCIALS (2.2%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (1.5%)
$     2,495   Citigroup Commercial Mortgage Trust                            2.63%         9/10/2045    $    2,485
      4,300   Commercial Mortgage Trust (1 mo. LIBOR + 1.60%)(a)             3.70(b)       2/13/2032         4,307
      2,663   Commercial Mortgage Trust                                      5.76(d)       7/10/2038         2,667
      4,730   GS Mortgage Securities Corp.                                   3.42         10/10/2032         4,711
      5,000   GS Mortgage Securities Corp.(a)                                2.86          5/10/2034         4,892
      5,297   GS Mortgage Securities Trust(a)                                4.95          1/10/2045         5,505
        116   J.P.Morgan Chase Commercial Mortgage
                Securities Trust(a)                                          4.11          7/15/2046           116
       994    LSTAR Commercial Mortgage Trust(a)                             2.42          3/10/2050           976
     1,228    Morgan Stanley Capital I Trust                                 5.25(d)      10/12/2052         1,237
     6,378    UBS-Barclays Commercial Mortgage Trust                         2.73          8/10/2049         6,329
    15,000    WFRBS Commercial Mortgage Trust(a)                             4.90(d)       6/15/2044        15,602
                                                                                                        ----------
                                                                                                            48,827
                                                                                                        ----------
              INTEREST-ONLY COMMERCIAL MORTGAGE BACKED SECURITIES (0.7%)
     62,089   Commercial Mortgage Trust, acquired
                8/09/2012-8/27/2012; cost $7,976(e)                          1.65(d)       8/15/2045         3,369
     61,998   Commercial Mortgage Trust, acquired
                11/06/2012; cost $8,311(e)                                   1.79(d)      10/15/2045         3,401
     27,062   GS Mortgage Securities Trust, acquired
                5/18/2012; cost $4,135(e)                                    2.18(d)       5/10/2045         1,357
     23,809   GS Mortgage Securities Trust, acquired
                11/16/2012; cost $3,672(e)                                   1.97(d)      11/10/2045         1,630
     24,427   J.P.Morgan Chase Commercial Mortgage Securities
                Trust, acquired 9/28/2012; cost $3,335(e)                    1.79(d)      10/15/2045         1,420
     23,704   Morgan Stanley Bank of America Merrill Lynch
                Trust, acquired 10/05/2012; cost $3,080(a),(e)               1.63(d)      11/15/2045         1,293
     91,561   UBS Commercial Mortgage Trust, acquired
                5/01/2012-11/01/2016; cost $11,530(a),(e)                    2.07(d)       5/10/2045         5,657
     26,499   UBS-Barclays Commercial Mortgage Trust,
                acquired 9/14/2012; cost $3,776(a),(e)                       1.88(d)       8/10/2049         1,672
     26,941   Wells Fargo Commercial Mortgage Trust,
                acquired 9/21/2012; cost $3,737(a),(e)                       1.79(d)      10/15/2045         1,604
                                                                                                        ----------
                                                                                                            21,403
                                                                                                        ----------
              Total Financials                                                                              70,230
                                                                                                        ----------
              Total Commercial Mortgage Securities (cost: $62,253)                                          70,230
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              CORPORATE OBLIGATIONS (49.9%)

              CONSUMER DISCRETIONARY (2.7%)
              -----------------------------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.0%)
$     1,049   Phillips-Van Heusen Corp. (1 mo. LIBOR + 1.50%)(f)             3.57%         5/19/2021    $    1,049
                                                                                                        ----------
              AUTOMOBILE MANUFACTURERS (0.1%)
      5,000   Hyundai Capital America(a)                                     2.75          9/18/2020         4,904
                                                                                                        ----------
              BROADCASTING (0.1%)
      2,750   Discovery Communications, LLC (2 mo.
                LIBOR + 1.50%)(f)                                            3.67          3/05/2021         2,764
                                                                                                        ----------
              CABLE & SATELLITE (0.7%)
     18,000   Charter Communications Operating, LLC /
                Charter Communications Operating Capital                     3.58          7/23/2020        18,025
      4,800   CSC Holdings, LLC                                              8.63          2/15/2019         4,938
                                                                                                        ----------
                                                                                                            22,963
                                                                                                        ----------
              CASINOS & GAMING (0.6%)
      9,650   International Game Technology plc(a)                           5.63          2/15/2020         9,879
      9,627   Las Vegas Sands, LLC (1 mo. LIBOR + 1.75%)(f)                  3.83          3/27/2025         9,620
                                                                                                        ----------
                                                                                                            19,499
                                                                                                        ----------
              HOMEBUILDING (0.6%)
     10,000   Lennar Corp.                                                   2.95         11/29/2020         9,737
      8,965   Toll Brothers Finance Corp.                                    4.00         12/31/2018         8,983
                                                                                                        ----------
                                                                                                            18,720
                                                                                                        ----------
              INTERNET & DIRECT MARKETING RETAIL (0.1%)
      3,000   QVC, Inc.                                                      3.13          4/01/2019         3,000
                                                                                                        ----------
              RESTAURANTS (0.1%)
      5,000   McDonald's Corp.                                               3.35          4/01/2023         4,986
                                                                                                        ----------
              SPECIALTY STORES (0.2%)
      6,859   Petsmart, Inc. (1 mo. LIBOR + 3.00%)(f)                        5.10          3/11/2022         5,717
                                                                                                        ----------
              TIRES & RUBBER (0.2%)
      5,000   Goodyear Tire & Rubber Co. (1 mo. LIBOR + 2.00%)(f)            4.08          3/07/2025         5,008
                                                                                                        ----------
              Total Consumer Discretionary                                                                  88,610
                                                                                                        ----------
              CONSUMER STAPLES (3.9%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.1%)
      2,500   Cargill, Inc.(a)                                               3.25          3/01/2023         2,474
                                                                                                        ----------
              BREWERS (0.2%)
      5,000   Molson Coors Brewing Co.                                       2.10          7/15/2021         4,804
                                                                                                        ----------

================================================================================

28  | USAA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              DISTILLERS & VINTNERS (0.4%)
$     2,600   Constellation Brands, Inc.                                     2.70%         5/09/2022    $    2,516
      7,896   Constellation Brands, Inc.                                     2.65         11/07/2022         7,560
      3,000   Constellation Brands, Inc.                                     3.20          2/15/2023         2,931
                                                                                                        ----------
                                                                                                            13,007
                                                                                                        ----------
              DRUG RETAIL (0.7%)
      5,000   CVS Health Corp.                                               2.13          6/01/2021         4,831
     10,000   CVS Health Corp.                                               3.70          3/09/2023         9,954
      8,000   Walgreens Boots Alliance, Inc.                                 2.70         11/18/2019         7,981
                                                                                                        ----------
                                                                                                            22,766
                                                                                                        ----------
              FOOD RETAIL (0.2%)
      5,643   Aramark Services, Inc. (3 mo. LIBOR + 1.75%)(f)                4.08          3/28/2024         5,661
      1,163   Aramark Services, Inc. (3 mo. LIBOR + 1.75%)(f)                4.08          3/11/2025         1,166
                                                                                                        ----------
                                                                                                             6,827
                                                                                                        ----------
              HOUSEHOLD PRODUCTS (0.3%)
     10,000   Church & Dwight Co., Inc.                                      2.45         12/15/2019         9,906
                                                                                                        ----------
              PACKAGED FOODS & MEATS (1.6%)
      5,000   J.M. Smucker Co.                                               2.50          3/15/2020         4,954
     15,000   Kraft Heinz Foods Co.(a)                                       4.88          2/15/2025        15,309
     10,000   McCormick & Co., Inc.                                          2.70          8/15/2022         9,674
      5,000   Mead Johnson Nutrition Co.                                     3.00         11/15/2020         4,987
      3,000   Mondelez International Holdings Netherlands B.V.(a)            1.63         10/28/2019         2,950
     11,792   Mondelez International Holding Netherlands B.V.(a)             2.00         10/28/2021        11,252
      2,605   Tyson Foods, Inc.                                              4.50          6/15/2022         2,689
                                                                                                        ----------
                                                                                                            51,815
                                                                                                        ----------
              TOBACCO (0.4%)
     10,000   Philip Morris International, Inc.                              2.63          2/18/2022         9,732
      5,000   Philip Morris International, Inc.(g)                           2.38          8/17/2022         4,798
                                                                                                        ----------
                                                                                                            14,530
                                                                                                        ----------
              Total Consumer Staples                                                                       126,129
                                                                                                        ----------
              ENERGY (6.3%)
              -------------
              INTEGRATED OIL & GAS (0.2%)
      5,000   Chevron Corp.                                                  2.42         11/17/2020         4,949
                                                                                                        ----------
              OIL & GAS EQUIPMENT & SERVICES (0.1%)
      3,215   Weatherford International, Ltd.                                5.13          9/15/2020         3,255
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              OIL & GAS EXPLORATION & PRODUCTION (0.6%)
$    15,000   Continental Resources, Inc.                                    5.00%         9/15/2022    $   15,238
      5,000   Devon Energy Corp.                                             4.00          7/15/2021         5,053
                                                                                                        ----------
                                                                                                            20,291
                                                                                                        ----------
              OIL & GAS REFINING & MARKETING (0.5%)
      5,105   Andeavor                                                       5.38         10/01/2022         5,190
      5,000   Andeavor                                                       5.13          4/01/2024         5,140
      4,680   EnLink Midstream Partners, LP                                  2.70          4/01/2019         4,664
                                                                                                        ----------
                                                                                                            14,994
                                                                                                        ----------
              OIL & GAS STORAGE & TRANSPORTATION (4.9%)
        203   Alliance Pipeline, LP(a)                                       7.00         12/31/2019           206
      9,500   Andeavor Logistics, LP / Tesoro Logistics
                Finance Corp.                                                5.50         10/15/2019         9,723
      4,234   Andeavor Logistics, LP / Tesoro Logistics
                Finance Corp.                                                6.25         10/15/2022         4,382
      5,691   Andeavor Logistics, LP / Tesoro Logistics
                Finance Corp.                                                3.50         12/01/2022         5,598
      5,040   Boardwalk Pipelines, LP                                        5.75          9/15/2019         5,183
      4,000   Cheniere Energy Partners, LP (1 mo.
                LIBOR + 2.25%)(f)                                            4.33          2/25/2020         3,998
     10,000   Columbia Pipeline Group, Inc.                                  3.30          6/01/2020         9,965
      5,000   DCP Midstream Operating, LP(a)                                 5.35          3/15/2020         5,144
      5,000   DCP Midstream Operating, LP(a)                                 4.75          9/30/2021         5,076
      9,306   Enable Oklahoma Intrastate Transmission, LLC(a)                6.25          3/15/2020         9,660
      2,000   Enbridge Energy Partners, LP                                   9.88          3/01/2019         2,075
     11,845   Energy Transfer Equity, LP                                     7.50         10/15/2020        12,674
      1,000   Energy Transfer Partners, LP                                   9.70          3/15/2019         1,041
      5,000   Energy Transfer Partners, LP                                   4.15         10/01/2020         5,057
      5,000   Energy Transfer Partners, LP                                   4.20          9/15/2023         5,013
      7,000   Enterprise Products Operating, LLC                             2.55         10/15/2019         6,964
      5,000   Enterprise Products Operating, LLC                             2.80          2/15/2021         4,950
     10,000   EQT Midstream Partners, LP                                     4.75          7/15/2023        10,080
      3,713   NuStar Logistics, LP                                           4.80          9/01/2020         3,736
      5,000   ONEOK Partners, LP                                             3.80          3/15/2020         5,023
     10,000   Plains All American Pipeline, LP / PAA Finance Corp.           2.60         12/15/2019         9,891
      5,000   Rockies Express Pipeline, LLC(a)                               6.00          1/15/2019         5,075
     13,556   Rockies Express Pipeline, LLC(a)                               5.63          4/15/2020        14,016
      4,700   Sabine Pass Liquefaction, LLC                                  5.63          2/01/2021         4,917
     10,596   Western Gas Partners, LP                                       2.60          8/15/2018        10,595
                                                                                                        ----------
                                                                                                           160,042
                                                                                                        ----------
              Total Energy                                                                                 203,531
                                                                                                        ----------

================================================================================

30  | USAA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              FINANCIALS (13.8%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.8%)
$    24,000   FS Investment Corp.                                            4.00%         7/15/2019    $   24,136
      2,574   FS Investment Corp.                                            4.25          1/15/2020         2,575
                                                                                                        ----------
                                                                                                            26,711
                                                                                                        ----------
              CONSUMER FINANCE (1.7%)
      9,136   Ally Financial, Inc.                                           3.50          1/27/2019         9,161
      6,600   Ally Financial, Inc.(g)                                        4.13          3/30/2020         6,648
      5,643   Capital One Bank USA, N.A.                                     8.80          7/15/2019         5,956
      5,000   Capital One Financial Corp.                                    2.50          5/12/2020         4,936
      5,000   Capital One Financial Corp.                                    3.05          3/09/2022         4,897
      5,000   Discover Bank                                                  3.10          6/04/2020         4,980
      4,500   Navient Corp.                                                  8.00          3/25/2020         4,759
     12,659   Synchrony Financial                                            2.60          1/15/2019        12,645
                                                                                                        ----------
                                                                                                            53,982
                                                                                                        ----------
              DIVERSIFIED BANKS (2.7%)
      3,000   Bank of America Corp.                                          2.15         11/09/2020         2,932
     10,000   Bank of America Corp.                                          5.00          5/13/2021        10,464
      5,000   Bank of America Corp. (3 mo. LIBOR + 0.66%)                    2.37(h)       7/21/2021         4,906
      5,000   Bank of America Corp. (3 mo. LIBOR + 0.63%)                    2.33(h)      10/01/2021         4,887
      5,000   Bank of America Corp. (3 mo. LIBOR + 1.16%)                    3.12(h)       1/20/2023         4,909
      5,000   Citigroup, Inc. (3 mo. LIBOR + 0.72%)                          3.14(h)       1/24/2023         4,905
     15,000   Citizens Bank, N.A.                                            2.55          5/13/2021        14,610
     10,000   Comerica Bank                                                  2.50          6/02/2020         9,863
      5,000   J.P.Morgan Chase & Co. (3 mo. LIBOR +0.94%)                    2.78(h)       4/25/2023         4,849
     10,000   U.S. Bank, N.A.                                                2.85          1/23/2023         9,763
     10,000   Wells Fargo & Co.                                              3.07          1/24/2023         9,772
      5,000   Wells Fargo Bank, N.A.                                         2.60          1/15/2021         4,915
                                                                                                        ----------
                                                                                                            86,775
                                                                                                        ----------
              FINANCIAL EXCHANGES & DATA (0.1%)
      5,000   Moody's Corp.                                                  2.75         12/15/2021         4,891
                                                                                                        ----------
              LIFE & HEALTH INSURANCE (1.0%)
     16,400   Nuveen Finance, LLC(a)                                         2.95         11/01/2019        16,396
     10,575   Reliance Standard Life Global Funding II(a)                    2.50          1/15/2020        10,459
      5,366   StanCorp Financial Group, Inc.                                 5.00          8/15/2022         5,490
                                                                                                        ----------
                                                                                                            32,345
                                                                                                        ----------
              MULTI-LINE INSURANCE (0.6%)
      5,000   Assurant, Inc. (3 mo. LIBOR + 1.25%)                           3.59(b)       3/26/2021         5,015
      5,000   Assurant, Inc.                                                 4.20          9/27/2023         4,989
      9,000   MassMutual Global Funding II(a)                                2.10          8/02/2018         9,000
                                                                                                        ----------
                                                                                                            19,004
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              MULTI-SECTOR HOLDINGS (0.2%)
$     5,000   Berkshire Hathaway, Inc.                                       2.20%         3/15/2021    $    4,915

              REGIONAL BANKS (5.9%)
      8,000   Allfirst Preferred Capital Trust
                (3 mo. LIBOR + 1.50%)                                        3.84(b)       7/15/2029         7,610
     13,000   Associated Banc-Corp.                                          2.75         11/15/2019        12,932
      1,455   BB&T Corp.                                                     4.25          9/30/2024         1,480
     16,300   Cadence BanCorp(a)                                             4.88          6/28/2019        16,334
      2,000   City National Bank of Los Angeles                              5.38          7/15/2022         2,108
      5,000   Compass Bank                                                   2.75          9/29/2019         4,975
      2,874   Compass Bank                                                   5.50          4/01/2020         2,965
      3,750   Compass Bank                                                   2.88          6/29/2022         3,616
      5,000   First Niagara Financial Group, Inc.                            6.75          3/19/2020         5,257
     15,000   First Republic Bank                                            2.38          6/17/2019        14,969
      9,750   Fulton Financial Corp.                                         3.60          3/16/2022         9,571
      5,000   Huntington National Bank                                       2.38          3/10/2020         4,932
      5,000   KeyBank, N.A.                                                  2.30          9/14/2022         4,772
      5,000   Manufacturers & Traders Trust Co.                              2.05          8/17/2020         4,883
     10,000   MUFG Americas Holdings Corp.                                   2.25          2/10/2020         9,868
      5,000   MUFG Union Bank N.A.                                           2.63          9/26/2018         5,001
      9,500   People's United Financial, Inc.                                3.65         12/06/2022         9,459
     15,000   PNC Bank, N.A.                                                 2.63          2/17/2022        14,604
     10,000   Regions Bank                                                   2.25          9/14/2018         9,998
      5,000   Regions Bank                                                   2.75          4/01/2021         4,909
     10,000   Regions Financial Corp.                                        3.20          2/08/2021         9,951
     15,000   Santander Holdings USA, Inc.                                   3.70          3/28/2022        14,899
     10,000   SunTrust Bank                                                  3.00          2/02/2023         9,778
      5,000   SunTrust Banks, Inc.                                           2.90          3/03/2021         4,946
                                                                                                        ----------
                                                                                                           189,817
                                                                                                        ----------
              REITs - MORTGAGE (0.2%)
      6,250   Starwood Property Trust, Inc.(a)                               3.63          2/01/2021         6,118
                                                                                                        ----------
              THRIFTS & MORTGAGE FINANCE (0.6%)
     14,700   Astoria Financial Corp.                                        3.50          6/08/2020        14,691
        500   Flagstar Bancorp., Inc.                                        6.13          7/15/2021           522
      5,855   Nationstar Mortgage, LLC / Nationstar
                Capital Corp.                                                6.50          8/01/2018         5,855
                                                                                                        ----------
                                                                                                            21,068
                                                                                                        ----------
              Total Financials                                                                             445,626
                                                                                                        ----------

================================================================================

32  | USAA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              HEALTH CARE (3.7%)
              ------------------
              BIOTECHNOLOGY (0.9%)
$    10,000   AbbVie, Inc.                                                   2.30%         5/14/2021    $    9,736
      5,000   Amgen, Inc.                                                    2.25          8/19/2023         4,697
     10,000   Celgene Corp.                                                  2.75          2/15/2023         9,594
      5,000   Celgene Corp.                                                  3.25          2/20/2023         4,897
                                                                                                        ----------
                                                                                                            28,924
                                                                                                        ----------
              HEALTH CARE EQUIPMENT (0.6%)
      8,300   Becton Dickinson & Co.                                         2.40          6/05/2020         8,165
      5,000   Becton Dickinson & Co. (3 mo. LIBOR + 0.88%)                   3.21(b)      12/29/2020         5,010
      4,500   Medtronic, Inc.                                                2.50          3/15/2020         4,468
      2,890   Zimmer Holdings, Inc. (1 mo. LIBOR + 1.37%)(f)                 3.45          5/29/2019         2,888
                                                                                                        ----------
                                                                                                            20,531
                                                                                                        ----------
              HEALTH CARE FACILITIES (0.6%)
     10,000   HCA, Inc.                                                      6.50          2/15/2020        10,433
      5,000   HCA, Inc.                                                      5.88          3/15/2022         5,267
      1,000   Orlando Health Obligated Group                                 2.28         10/01/2018           999
        750   Orlando Health Obligated Group                                 2.72         10/01/2019           746
      2,000   SSM Health Care Corp.                                          3.69          6/01/2023         2,004
                                                                                                        ----------
                                                                                                            19,449
                                                                                                        ----------
              HEALTH CARE SERVICES (1.0%)
      5,000   Express Scripts Holding Co.                                    3.00          7/15/2023         4,775
     15,903   Express Scripts, Inc. (1 mo. LIBOR + 1.12%)(f)                 3.20          4/28/2020        15,864
     10,200   Laboratory Corp. of America Holdings                           3.20          2/01/2022        10,077
                                                                                                        ----------
                                                                                                            30,716
                                                                                                        ----------
              PHARMACEUTICALS (0.6%)
      5,000   Allergan Funding SCS                                          3.00           3/12/2020         4,981
      2,750   Mylan NV                                                      2.50           6/07/2019         2,741
      5,000   Shire Acquisitions Investments Ireland
                Designated Activity Co.                                     1.90           9/23/2019         4,934
      8,135   Zoetis, Inc.                                                  3.25           2/01/2023         8,013
                                                                                                        ----------
                                                                                                            20,669
                                                                                                        ----------
              Total Health Care                                                                            120,289
                                                                                                        ----------
              INDUSTRIALS (4.3%)
              ------------------
              AEROSPACE & DEFENSE (0.5%)
      4,984   Arconic, Inc.                                                 6.15           8/15/2020         5,177
      4,000   Arconic, Inc.                                                 5.40           4/15/2021         4,091
      5,000   Harris Corp.                                                  2.70           4/27/2020         4,960
      2,715   Rockwell Collins, Inc. (1 mo. LIBOR + 1.25%)(f)               3.32          12/16/2019         2,709
                                                                                                        ----------
                                                                                                            16,937
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              AGRICULTURE & FARM MACHINERY (0.1%)
$     4,583   CNH Industrial Capital, LLC                                    3.38%         7/15/2019    $    4,606
              AIR FREIGHT & LOGISTICS (0.2%)
        645   Federal Express Corp. Pass-Through Trust                       6.85          7/15/2020           657
      5,000   FedEx Corp.                                                    2.30          2/01/2020         4,960
                                                                                                        ----------
                                                                                                             5,617
                                                                                                        ----------
              AIRLINES (1.7%)
      4,802   American Airlines, Inc. (1 mo. LIBOR + 2.00%)(f)               4.07         12/14/2023         4,783
      4,883   American Airlines, Inc. Pass-Through Trust                     4.38          4/01/2024         4,870
      9,057   American Airlines, Inc. Pass-Through Trust                     4.40          3/22/2025         9,085
      8,293   Continental Airlines, Inc. Pass-Through Trust                  5.50          4/29/2022         8,532
     10,000   Delta Air Lines, Inc.                                          2.88          3/13/2020         9,922
      3,396   United Airlines, Inc. Pass-Through Trust                       5.38          2/15/2023         3,486
      1,201   United Airlines, Inc. Pass-Through Trust                       4.63          3/03/2024         1,207
        456   US Airways Group, Inc. Pass-Through
                Trust (INS - MBIA Insurance Corp.)                           7.08          9/20/2022           485
     10,996   US Airways Group, Inc. Pass-Through Trust                      5.38          5/15/2023        11,256
                                                                                                        ----------
                                                                                                            53,626
                                                                                                        ----------
              INDUSTRIAL MACHINERY (0.3%)
      5,000   Fortive Corp.                                                  1.80          6/15/2019         4,952
      5,000   Ingersoll-Rand Global Holding Co. Ltd.                         2.90          2/21/2021         4,951
                                                                                                        ----------
                                                                                                             9,903
                                                                                                        ----------
              OFFICE SERVICES & SUPPLIES (0.1%)
      2,535   Pitney Bowes, Inc.                                             6.25          3/15/2019         2,590
                                                                                                        ----------
              TRADING COMPANIES & DISTRIBUTORS (0.8%)
      5,000   Air Lease Corp.                                                2.13          1/15/2020         4,913
      8,010   Aircastle Ltd.                                                 4.63         12/15/2018         8,072
     13,000   International Lease Finance Corp.(a)                           7.13          9/01/2018        13,045
                                                                                                        ----------
                                                                                                            26,030
                                                                                                        ----------
              TRUCKING (0.6%)
      1,266   Ryder System, Inc.                                             2.50          5/11/2020         1,249
      4,500   Ryder System, Inc.                                             2.25          9/01/2021         4,342
      5,000   Ryder System, Inc.(i)                                          2.80          3/01/2022         4,876
      5,000   Ryder System, Inc.                                             2.50          9/01/2022         4,785
      4,706   Ryder System, Inc.                                             3.40          3/01/2023         4,642
                                                                                                        ----------
                                                                                                            19,894
                                                                                                        ----------
              Total Industrials                                                                            139,203
                                                                                                        ----------
              INFORMATION TECHNOLOGY (3.1%)
              -----------------------------
              COMMUNICATIONS EQUIPMENT (0.4%)
     12,934   Hughes Satellite Systems Corp.                                 6.50          6/15/2019        13,241
                                                                                                        ----------

================================================================================

34  | USAA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              DATA PROCESSING & OUTSOURCED SERVICES (0.2%)
$     5,000   First Data Corp.(a)                                            7.00%        12/01/2023    $    5,244
                                                                                                        ----------
              ELECTRONIC COMPONENTS (0.2%)
      5,000   Amphenol Corp.                                                 2.55          1/30/2019         4,996
                                                                                                        ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
      5,000   FLIR Systems, Inc.                                             3.13          6/15/2021         4,947
                                                                                                        ----------
              ELECTRONIC MANUFACTURING SERVICES (0.5%)
     16,892   Molex Electronics Technologies, LLC(a)                         2.88          4/15/2020        16,725
                                                                                                        ----------
              SEMICONDUCTORS (0.4%)
      4,000   Analog Devices, Inc. (3 mo. LIBOR + 1.12%)(f)                  3.27          9/23/2019         4,003
     10,000   Broadcom Corp. / Broadcom Cayman Finance Ltd.                  2.38          1/15/2020         9,863
                                                                                                        ----------
                                                                                                            13,866
                                                                                                        ----------
              SYSTEMS SOFTWARE (0.6%)
      5,000   Oracle Corp.                                                   2.40          9/15/2023         4,778
      9,299   Symantec Corp. (3 mo. LIBOR + 1.50%)(f)                        3.88          7/28/2019         9,283
      5,000   VMware, Inc.                                                   2.95          8/21/2022         4,834
                                                                                                        ----------
                                                                                                            18,895
                                                                                                        ----------
              TECHNOLOGY DISTRIBUTORS (0.1%)
      4,262   Anixter, Inc.                                                  5.63          5/01/2019         4,352
                                                                                                        ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.6%)
     13,207   Dell International, LLC (1 mo. LIBOR + 1.50%)(f)               3.58         12/31/2018        13,216
      5,000   Dell International, LLC / EMC Corp.(a)                         3.48          6/01/2019         5,017
                                                                                                        ----------
                                                                                                            18,233
                                                                                                        ----------
              Total Information Technology                                                                 100,499
                                                                                                        ----------
              MATERIALS (1.9%)
              ----------------
              COMMODITY CHEMICALS (0.4%)
     11,335   INVISTA Finance, LLC(a)                                        4.25         10/15/2019        11,420
                                                                                                        ----------
              COPPER (0.1%)
      2,000   Freeport-McMoRan, Inc.                                         3.10          3/15/2020         1,982
                                                                                                        ----------
              DIVERSIFIED CHEMICALS (0.5%)
      5,000   CF Industries, Inc.(a)                                         3.40         12/01/2021         4,903
      7,665   Ei Du Pont De Nemours & Co.                                    2.20          5/01/2020         7,555
      2,273   Huntsman International, LLC                                    4.88         11/15/2020         2,316
                                                                                                        ----------
                                                                                                            14,774
                                                                                                        ----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.1%)
      5,000   Mosaic Co.                                                     3.25         11/15/2022         4,873
                                                                                                        ----------
              METAL & GLASS CONTAINERS (0.1%)
      4,600   Greif, Inc.                                                    7.75          8/01/2019         4,803
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              PAPER PACKAGING (0.2%)
$     5,000   Packaging Corp. of America                                     2.45%        12/15/2020    $    4,915
                                                                                                        ----------
              SPECIALTY CHEMICALS (0.1%)
      5,000   Sherwin-Williams Co.                                           2.75          6/01/2022         4,854
                                                                                                        ----------
              STEEL (0.4%)
      6,850   Carpenter Technology Corp.                                     5.20          7/15/2021         6,990
      6,730   Reliance Steel & Aluminum Co.                                  4.50          4/15/2023         6,845
                                                                                                        ----------
                                                                                                            13,835
                                                                                                        ----------
              Total Materials                                                                               61,456
                                                                                                        ----------
              REAL ESTATE (2.7%)
              ------------------
              REITs - DIVERSIFIED (0.3%)
     10,750   Select Income REIT                                             3.60          2/01/2020        10,698
                                                                                                        ----------
              REITs - HEALTH CARE (1.0%)
      2,950   Nationwide Health Properties, Inc.
                (Put Date 10/01/2027)(j)                                     6.90         10/01/2037         3,636
     12,686   Sabra Health Care Ltd. (1 mo. LIBOR + 1.45%)(f)                3.53          8/17/2020        12,623
      8,000   Sabra Health Care, LP / Sabra Capital Corp.                    5.38          6/01/2023         8,060
      5,000   Senior Housing Properties Trust                                3.25          5/01/2019         5,003
      1,890   Senior Housing Properties Trust                                6.75         12/15/2021         2,019
      2,505   Welltower, Inc.                                                4.13          4/01/2019         2,518
                                                                                                        ----------
                                                                                                            33,859
                                                                                                        ----------
              REITs - OFFICE (0.3%)
      2,222   SL Green Operating Partnership, LP                             3.25         10/15/2022         2,160
      5,000   SL Green Realty Corp.                                          4.50         12/01/2022         5,073
      2,122   VEREIT Operating Partnership, LP                               3.00          2/06/2019         2,121
                                                                                                        ----------
                                                                                                             9,354
                                                                                                        ----------
              REITs - RETAIL (0.3%)
     10,000   Realty Income Corp.                                            3.25         10/15/2022         9,835
                                                                                                        ----------
              REITs - SPECIALIZED (0.8%)
     10,000   American Tower Corp.                                           3.40          2/15/2019        10,038
     10,000   American Tower Corp. (3 mo. LIBOR + 0.87%)(f)                  2.87          3/29/2019        10,006
      5,000   Healthcare Trust of America Holdings, LP                       2.95          7/01/2022         4,836
                                                                                                        ----------
                                                                                                            24,880
                                                                                                        ----------
              Total Real Estate                                                                             88,626
                                                                                                        ----------
              TELECOMMUNICATION SERVICES (2.9%)
              ---------------------------------
              ALTERNATIVE CARRIERS (0.1%)
      3,600   CenturyLink, Inc.                                              6.45          6/15/2021         3,730
                                                                                                        ----------

================================================================================

36  | USAA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (1.7%)
$    10,000   AT&T, Inc.(f),(k)                                                 -%(l)     12/14/2020    $    9,997
     15,000   AT&T, Inc.                                                     2.45          6/30/2020        14,809
     10,000   AT&T, Inc.                                                     3.20          3/01/2022         9,861
      5,000   Centel Capital Corp.                                           9.00         10/15/2019         5,261
      5,000   Frontier Communications Corp.(i)                               8.13         10/01/2018         5,025
     10,000   Verizon Communications, Inc.                                   3.13          3/16/2022         9,890
                                                                                                        ----------
                                                                                                            54,843
                                                                                                        ----------
              WIRELESS TELECOMMUNICATION SERVICES (1.1%)
     11,645   Grain Spectrum Funding, LLC(a)                                 4.00         10/10/2033        11,647
      4,446   Sprint Communications, Inc.(a),(g)                             9.00         11/15/2018         4,527
     12,675   Sprint Spectrum Co., LLC / Sprint
                Spectrum Co. II, LLC / Sprint Spectrum
                Co. III, LLC(a)                                              3.36          3/20/2023        12,643
      5,000   T-Mobile USA, Inc.                                             6.50          1/15/2024         5,225
                                                                                                        ----------
                                                                                                            34,042
                                                                                                        ----------
              Total Telecommunication Services                                                              92,615
                                                                                                        ----------
              UTILITIES (4.6%)
              ----------------
              ELECTRIC UTILITIES (2.8%)
      9,167   AEP Texas, Inc.                                                2.40         10/01/2022         8,761
     10,045   DPL, Inc.                                                      7.25         10/15/2021        10,911
      5,000   Duke Energy Corp.                                              2.40          8/15/2022         4,808
      2,600   Eversource Energy                                              2.75          3/15/2022         2,534
     10,000   Exelon Generation Co., LLC                                     2.95          1/15/2020         9,956
      5,000   Georgia Power Co.                                              2.00          9/08/2020         4,879
      8,496   IPALCO Enterprises, Inc.                                       3.45          7/15/2020         8,475
      7,143   ITC Holdings Corp.                                             2.70         11/15/2022         6,869
      5,833   Mississippi Power Co. (3 mo. LIBOR + 0.65%)                    2.99(b)       3/27/2020         5,834
      4,299   Sierra Pacific Power Co.                                       3.38          8/15/2023         4,275
      5,000   Southern Co.                                                   1.85          7/01/2019         4,962
     10,000   Southern Co. Gas Capital Corp.                                 2.45         10/01/2023         9,382
      3,630   System Energy Resources, Inc.                                  4.10          4/01/2023         3,653
      5,000   Virginia Electric & Power Co.                                  2.75          3/15/2023         4,860
                                                                                                        ----------
                                                                                                            90,159
                                                                                                        ----------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.5%)
      7,975   Exelon Generation Co., LLC                                     4.00         10/01/2020         8,060
     10,000   Southern Power Co.                                             2.38          6/01/2020         9,864
                                                                                                        ----------
                                                                                                            17,924
                                                                                                        ----------
              MULTI-UTILITIES (1.3%)
      5,000   Alliant Energy Finance, LLC(a)                                 3.75          6/15/2023         5,008
     10,000   Black Hills Corp.                                              2.50          1/11/2019         9,980

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
$     3,000   CenterPoint Energy Inc.                                        2.50%         9/01/2022    $    2,882
      6,000   Dominion Energy, Inc.                                          2.96          7/01/2019         6,005
      5,000   Dominion Energy, Inc.                                          2.58          7/01/2020         4,930
     10,000   Sempra Energy                                                  2.40          3/15/2020         9,844
      3,600   Sempra Energy                                                  2.90          2/01/2023         3,483
                                                                                                        ----------
                                                                                                            42,132
                                                                                                        ----------
              Total Utilities                                                                              150,215
                                                                                                        ----------
              Total Corporate Obligations (cost: $1,631,173)                                             1,616,799
                                                                                                        ----------
              EURODOLLAR AND YANKEE OBLIGATIONS (11.4%)

              CONSUMER STAPLES (3.3%)
              -----------------------
              BREWERS (0.7%)
      9,530   Anheuser-Busch InBev Worldwide, Inc.                           2.20          8/01/2018         9,530
     10,000   Anheuser-Busch InBev Worldwide, Inc.                           3.75          1/15/2022        10,141
      3,000   Anheuser-Busch InBev Worldwide, Inc.                           3.50          1/12/2024         2,993
                                                                                                        ----------
                                                                                                            22,664
                                                                                                        ----------
              FOOD RETAIL (0.2%)
      5,000   Alimentation Couche-Tard, Inc.(a)                              2.70          7/26/2022         4,814
                                                                                                        ----------
              HOUSEHOLD PRODUCTS (0.4%)
     15,000   Reckitt Benckiser Treasury Services plc(a)                     2.38          6/24/2022        14,347
                                                                                                        ----------
              PACKAGED FOODS & MEATS (1.1%)
     18,588   Grupo Bimbo SAB de CV(a)                                       4.50          1/25/2022        19,072
      7,900   JBS USA, LLC (3 mo. LIBOR + 2.50%)(f)                          4.83         10/30/2022         7,903
     10,000   Smithfield Foods, Inc.(a)                                      2.70          1/31/2020         9,846
                                                                                                        ----------
                                                                                                            36,821
                                                                                                        ----------
              TOBACCO (0.9%)
      5,000   B.A.T. International Finance plc                               1.63          9/09/2019         4,918
      5,000   BAT Capital Corp.(a)                                           2.30          8/14/2020         4,907
     10,000   BAT Capital Corp.(a)                                           2.76          8/15/2022         9,668
     10,000   Imperial Brands Finance plc(a)                                 2.95          7/21/2020         9,901
                                                                                                        ----------
                                                                                                            29,394
                                                                                                        ----------
              Total Consumer Staples                                                                       108,040
                                                                                                        ----------
              ENERGY (0.6%)
              -------------
              INTEGRATED OIL & GAS (0.6%)
     12,820   Origin Energy Finance Ltd.(a)                                  3.50         10/09/2018        12,822
      2,900   Petrobras Global Finance B.V. (3 mo. LIBOR + 2.14%)            4.48(b)       1/15/2019         2,911
      3,000   Petroleos Mexicanos                                            5.38          3/13/2022         3,088
                                                                                                        ----------
              Total Energy                                                                                  18,821
                                                                                                        ----------

================================================================================

38  | USAA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              FINANCIALS (2.4%)
              -----------------
              DIVERSIFIED BANKS (1.8%)
$    10,000   Banco Santander Chile(a)                                       2.50%        12/15/2020    $    9,808
      5,000   BBVA Bancomer S.A.(a)                                          6.50          3/10/2021         5,288
      1,200   Caixa Economica Federal(g)                                     4.50         10/03/2018         1,203
     10,000   Lloyds Banking Group plc (3 mo. LIBOR + 0.81%)                 2.91(h)      11/07/2023         9,535
     13,000   Royal Bank of Scotland Group plc                               6.13         12/15/2022        13,752
      5,000   Santander UK Group Holdings plc                                3.57          1/10/2023         4,903
      5,000   Santander UK Group Holdings plc (3 mo. LIBOR + 1.08%)          3.37(h)       1/05/2024         4,835
      5,000   Santander UK plc                                               2.35          9/10/2019         4,968
      5,000   Standard Chartered plc(a)                                      2.25          4/17/2020         4,903
                                                                                                        ----------
                                                                                                            59,195
                                                                                                        ----------
              DIVERSIFIED CAPITAL MARKETS (0.3%)
     10,000   UBS Group Funding AG(a)                                        2.95          9/24/2020         9,906
                                                                                                        ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.3%)
     10,000   ORIX Corp.                                                     2.90          7/18/2022         9,681
                                                                                                        ----------
              Total Financials                                                                              78,782
                                                                                                        ----------
              HEALTH CARE (0.4%)
              ------------------
              PHARMACEUTICALS (0.4%)
     15,105   Teva Pharmaceutical Finance Netherlands III B.V.               2.20          7/21/2021        14,094
                                                                                                        ----------
              INDUSTRIALS (2.4%)
              ------------------
              AEROSPACE & DEFENSE (0.3%)
      3,580   BAE Systems Holdings, Inc.(a)                                  2.85         12/15/2020         3,534
      5,000   Dae Funding, LLC(a)                                            4.00          8/01/2020         4,988
      2,370   Dae Funding, LLC(a)                                            4.50          8/01/2022         2,340
                                                                                                        ----------
                                                                                                            10,862
                                                                                                        ----------
              AIRLINES (1.0%)
     10,000   Air Canada Pass-Through Trust(a)                               5.00          3/15/2020        10,088
      3,271   Air Canada Pass-Through Trust(a)                               5.38         11/15/2022         3,345
      5,256   British Airways Pass-Through Trust(a)                          5.63         12/20/2021         5,348
      7,256   Virgin Australia Pass-Through Trust(a)                         5.00          4/23/2025         7,386
      5,000   WestJet Airlines Ltd.(a)                                       3.50          6/16/2021         4,934
                                                                                                        ----------
                                                                                                            31,101
                                                                                                        ----------
              INDUSTRIAL CONGLOMERATES (0.8%)
      5,000   CK Hutchison International II Ltd.(a)                          2.25          9/29/2020         4,874
     10,000   CK Hutchison International Ltd.(a)                             1.88         10/03/2021         9,491
      5,000   CK Hutchison International Ltd.(a)                             2.88          4/05/2022         4,852
      5,106   Smiths Group plc(a)                                            3.63         10/12/2022         5,035
                                                                                                        ----------
                                                                                                            24,252
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              MARINE (0.3%)
$    10,000   A.P. Moller - Maersk A/S(a)                                    2.55%         9/22/2019    $    9,906
                                                                                                        ----------
              Total Industrials                                                                             76,121
                                                                                                        ----------
              MATERIALS (0.8%)
              ----------------
              COMMODITY CHEMICALS (0.4%)
      5,000   Braskem Finance Ltd.(a)                                        5.75          4/15/2021         5,200
      5,000   Braskem Netherlands Finance B.V.(a)                            3.50          1/10/2023         4,806
      2,932   Methanex Corp.                                                 3.25         12/15/2019         2,919
                                                                                                        ----------
                                                                                                            12,925
                                                                                                        ----------
              CONSTRUCTION MATERIALS (0.2%)
      2,000   Boral Finance Proprietary Ltd.(a)                              3.00         11/01/2022         1,924
      5,000   Holcim U.S. Finance Sarl & Cie SCS(a)                          6.00         12/30/2019         5,181
                                                                                                        ----------
                                                                                                             7,105
                                                                                                        ----------
              DIVERSIFIED METALS & MINING (0.0%)
        783   Glencore Funding, LLC(a),(k)                                   2.50          1/15/2019           782
                                                                                                        ----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
      5,000   Syngenta Finance N.V.(a)                                       3.70          4/24/2020         4,995
                                                                                                        ----------
              Total Materials                                                                               25,807
                                                                                                        ----------
              REAL ESTATE (0.4%)
              ------------------
              REITs - RETAIL (0.4%)
      7,995   Scentre Group Trust(a)                                         2.38          4/28/2021         7,710
      5,000   WEA Finance, LLC(a)                                            3.15          4/05/2022         4,891
                                                                                                        ----------
              Total Real Estate                                                                             12,601
                                                                                                        ----------
              TELECOMMUNICATION SERVICES (0.3%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.3%)
      5,000   Deutsche Telekom International Finance BV(a)                   2.23          1/17/2020         4,931
      5,000   Deutsche Telekom International Finance BV(a)                   2.82          1/19/2022         4,859
                                                                                                        ----------
              Total Telecommunication Services                                                               9,790
                                                                                                        ----------
              UTILITIES (0.8%)
              ----------------
              ELECTRIC UTILITIES (0.8%)
     10,000   Comision Federal de Electricidad                               4.88          5/26/2021        10,263
      5,000   Comision Federal de Electricidad(a)                            4.88          5/26/2021         5,131
      5,000   Emera U.S. Finance, LP                                         2.15          6/15/2019         4,964
      5,000   Emera U.S. Finance, LP                                         2.70          6/15/2021         4,883
                                                                                                        ----------
              Total Utilities                                                                               25,241
                                                                                                        ----------
              Total Eurodollar and Yankee Obligations (cost: $375,352)                                     369,297
                                                                                                        ----------

================================================================================

40  | USAA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              FOREIGN GOVERNMENT OBLIGATIONS (0.7%)
$    10,000   Province of Alberta(a)                                         1.75%         8/26/2020    $    9,754
     10,000   Province of Ontario(i)                                         2.45          6/29/2022         9,721
      5,000   Province of Quebec                                             2.63          2/13/2023         4,884
                                                                                                        ----------
              Total Foreign Government Obligations (cost: $24,989)                                          24,359
                                                                                                        ----------
              MUNICIPAL OBLIGATIONS (5.7%)

              CALIFORNIA (0.2%)
      3,000   San Bernardino CCD                                             2.14          8/01/2018         3,000
      4,750   San Jose Redev. Agency Successor Agency                        2.63          8/01/2022         4,639
                                                                                                        ----------
                                                                                                             7,639
                                                                                                        ----------
              CONNECTICUT (0.2%)
      3,380   State Health & Educational Facilities Auth.                    3.07          7/01/2019         3,369
      3,185   State Health & Educational Facilities Auth.                    3.32          7/01/2020         3,169
                                                                                                        ----------
                                                                                                             6,538
                                                                                                        ----------
              FLORIDA (0.2%)
      4,000   City of Jacksonville                                           1.70         10/01/2018         3,996
      1,375   Municipal Power Agency                                         2.20         10/01/2020         1,340
      2,500   Municipal Power Agency                                         2.38         10/01/2021         2,414
                                                                                                        ----------
                                                                                                             7,750
                                                                                                        ----------
              GEORGIA (0.5%)
     16,530   Appling County Dev. Auth. (Put Date 4/01/2020)(j)              2.40          1/01/2038        16,567
                                                                                                        ----------
              ILLINOIS (0.5%)
      1,650   Art Institute of Chicago                                       2.48          3/01/2019         1,645
        535   City of Chicago Wastewater Transmission                        3.38          1/01/2019           535
      2,520   City of Chicago Wastewater Transmission                        4.31          1/01/2021         2,546
     10,000   Finance Auth. (Put Date 8/07/2018)
                (LOC - UniCredit Bank A.G.)(m)                               2.80          2/01/2037        10,000
      1,490   Village of Channahon                                           4.00          1/01/2020         1,477
                                                                                                        ----------
                                                                                                            16,203
                                                                                                        ----------
              KENTUCKY (0.1%)
        545   State Property & Building Commission                           2.26          5/01/2020           534
      1,060   State Property & Building Commission                           2.56          5/01/2021         1,030
        250   State Property & Building Commission                           2.76          5/01/2022           241
                                                                                                        ----------
                                                                                                             1,805
                                                                                                        ----------
              MARYLAND (0.3%)
      3,625   EDC                                                            2.80          6/01/2020         3,606
      3,670   EDC                                                            3.05          6/01/2021         3,632
      3,795   EDC                                                            3.30          6/01/2022         3,737
                                                                                                        ----------
                                                                                                            10,975
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              MICHIGAN (0.5%)
$     5,395   Clintondale Community Schools                                  2.61%         5/01/2021    $    5,303
      4,000   Clintondale Community Schools                                  2.84          5/01/2022         3,928
      2,000   Mount Clemens Community School District                        2.12          5/01/2019         1,992
      3,635   Mount Clemens Community School District                        2.46          5/01/2020         3,603
                                                                                                        ----------
                                                                                                            14,826
                                                                                                        ----------
              NEW JERSEY (1.0%)
        850   EDA                                                            3.30          6/15/2019           853
        500   EDA                                                            3.29          7/01/2019           500
        850   EDA                                                            3.50          6/15/2020           855
     12,500   EDA                                                            4.45          6/15/2020        12,726
        625   EDA                                                            3.52          7/01/2020           626
        550   EDA                                                            3.70          6/15/2021           557
        495   EDA                                                            3.65          7/01/2021           497
      2,615   Educational Facilities Auth.                                   2.25          9/01/2020         2,568
      7,450   Educational Facilities Auth.                                   2.47          9/01/2021         7,216
      5,000   Transportation Trust Fund Auth.                                1.76         12/15/2018         4,980
                                                                                                        ----------
                                                                                                            31,378
                                                                                                        ----------
              NEW YORK (0.9%)
      1,000   Dormitory Auth.                                                1.98          7/01/2019           991
      3,870   Dormitory Auth.                                                2.30          7/01/2019         3,841
      1,270   Dormitory Auth.                                                2.24          7/01/2020         1,249
      5,125   Dormitory Auth.                                                2.57          7/01/2020         5,078
      1,550   Dormitory Auth.                                                2.44          7/01/2021         1,501
      2,500   Horace Mann School                                             2.48          7/01/2022         2,407
      6,265   Long Island Power Auth.                                        2.36          9/01/2018         6,260
      5,000   State Energy Research & Dev. Auth.
                (Put Date 5/01/2020)(j)                                      2.38          7/01/2026         5,031
        600   Town of Oyster Bay                                             3.55          2/01/2019           601
      1,830   Town of Oyster Bay                                             3.80          2/01/2020         1,828
                                                                                                        ----------
                                                                                                            28,787
                                                                                                        ----------
              PENNSYLVANIA (0.4%)
      3,000   ACTS Retirement-Life Communities, Inc.                         2.18         11/16/2018         2,993
        750   ACTS Retirement-Life Communities, Inc.                         2.47         11/16/2019           742
      4,127   IDA(a)                                                         2.97          7/01/2021         4,049
        530   Luzerne County IDA (INS - Assured Guaranty
                Municipal Corp.)                                             3.85         12/15/2019           525
      2,000   Scranton School District (Put Date 6/15/2019)(j)               4.13          6/15/2034         1,980
      2,640   State Public School Building Auth. (INS -
                Build America Mutual Assurance Co.)                          2.41         12/01/2018         2,639
                                                                                                        ----------
                                                                                                            12,928
                                                                                                        ----------

================================================================================

42  | USAA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              SOUTH CAROLINA (0.3%)
$    10,000   Public Service Auth.                                           2.39%        12/01/2023    $    9,324
                                                                                                        ----------
              TENNESSEE (0.1%)
      3,010   Metropolitan Nashville Airport Auth. (Put
                Date 8/07/2018) (LOC - Regions Bank)(m)                      2.15          4/01/2030         3,010
                                                                                                        ----------
              TEXAS (0.1%)
      1,690   City of Houston                                                2.62          3/01/2021         1,673
      1,240   City of Houston                                                2.77          3/01/2022         1,226
      1,900   City of Houston                                                2.98          3/01/2023         1,887
                                                                                                        ----------
                                                                                                             4,786
                                                                                                        ----------
              WISCONSIN (0.4%)
      8,500   Public Finance Auth.                                           2.63         11/01/2019         8,372
      4,000   Public Finance Auth. (LOC - Citizens Financial Group)          2.75          6/01/2020         3,918
                                                                                                        ----------
                                                                                                            12,290
                                                                                                        ----------
              Total Municipal Obligations (cost: $186,694)                                                 184,806
                                                                                                        ----------
              U.S. GOVERNMENT AGENCY ISSUES (1.6%)(n)

              COLLATERALIZED-MORTGAGE OBLIGATIONS (0.1%)
      3,657   Fannie Mae(+)                                                  1.25          9/25/2027         3,405
                                                                                                        ----------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (0.5%)
        178   Freddie Mac(+)                                                 1.56         10/25/2018           178
      2,899   Freddie Mac(+)                                                 1.78         10/25/2020         2,867
      8,000   Freddie Mac(+)                                                 2.72          6/25/2022         7,891
      4,130   FREMF Mortgage Trust(a)                                        3.02(d)      10/25/2047         4,117
                                                                                                        ----------
                                                                                                            15,053
                                                                                                        ----------
              INTEREST-ONLY COMMERCIAL MORTGAGE BACKED SECURITIES (0.2%)
     69,308   Fannie Mae(+)                                                  0.60(d)       8/25/2022         1,355
     67,527   Fannie Mae(+)                                                  0.71(d)       5/25/2022         1,472
     68,609   Freddie Mac(+)                                                 1.27(d)       8/25/2022         2,887
     96,588   Freddie Mac(+)                                                 1.68(d)       7/25/2019           877
     34,959   Freddie Mac(+)                                                 1.73(d)       5/25/2019           296
                                                                                                        ----------
                                                                                                             6,887
                                                                                                        ----------
              MORTGAGE-BACKED PASS-THROUGH SECURITIES (0.8%)
      3,341   Fannie Mae(+)                                                  2.50          4/01/2027         3,261
      9,963   Fannie Mae(+)                                                  2.50          5/01/2027         9,726
      5,732   Fannie Mae(+)                                                  2.50          8/01/2027         5,595
      4,787   Fannie Mae(+)                                                  2.50          8/01/2027         4,673
        119   Fannie Mae(+)                                                  4.50          5/01/2023           121
         71   Fannie Mae(+)                                                  4.50          2/01/2024            72
         53   Fannie Mae(+)                                                  5.00         12/01/2021            55

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                      COUPON                           VALUE
(000)         SECURITY                                                       RATE          MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
$       164   Fannie Mae(+)                                                  5.00%         6/01/2023    $      171
         54   Fannie Mae(+)                                                  5.00          9/01/2023            55
        189   Fannie Mae(+)                                                  5.00          2/01/2024           194
        131   Fannie Mae(+)                                                  5.50         12/01/2020           132
        152   Fannie Mae(+)                                                  5.50          2/01/2023           156
        448   Fannie Mae(+)                                                  5.50          6/01/2023           464
        125   Fannie Mae(+)                                                  5.50          9/01/2023           129
        434   Fannie Mae(+)                                                  5.50          6/01/2024           450
        184   Fannie Mae(+)                                                  6.00         10/01/2022           189
        247   Fannie Mae(+)                                                  6.00          1/01/2023           254
        460   Fannie Mae(+)                                                  6.00          1/01/2023           479
        195   Fannie Mae(+)                                                  6.00          7/01/2023           200
        639   Freddie Mac(+) (12 mo. LIBOR + 1.63%)                          3.62(b)       4/01/2035           668
         73   Freddie Mac(+)                                                 5.00          5/01/2020            73
        110   Freddie Mac(+)                                                 5.00          9/01/2020           111
        177   Freddie Mac(+)                                                 5.50          4/01/2021           181
                                                                                                        ----------
                                                                                                            27,409
                                                                                                        ----------
              Total U.S. Government Agency Issues (cost: $52,114)                                           52,754
                                                                                                        ----------
              U.S. TREASURY SECURITIES (7.7%)

              NOTES (7.7%)(o)
     10,000   1.13%, 5/31/2019                                                                               9,897
      5,000   1.13%, 2/28/2021                                                                               4,800
     25,000   1.25%, 10/31/2018                                                                             24,952
     10,000   1.25%, 1/31/2019                                                                               9,952
     10,000   1.25%, 1/31/2020                                                                               9,805
     15,000   1.38%, 2/29/2020                                                                              14,715
     55,000   1.38%, 3/31/2020                                                                              53,885
     45,000   1.38%, 9/30/2020                                                                              43,767
      5,000   1.38%, 1/31/2021                                                                               4,837
     20,000   1.38%, 6/30/2023                                                                              18,657
     25,000   1.63%, 11/30/2020                                                                             24,384
     10,000   1.75%, 9/30/2022                                                                               9,581
     15,000   1.88%, 11/30/2021                                                                             14,567
      5,000   1.88%, 8/31/2022                                                                               4,819
                                                                                                        ----------
              Total U.S. Treasury Securities (cost: $254,217)                                              248,618
                                                                                                        ----------
              Total Bonds (cost: $3,037,373)                                                             3,014,953
                                                                                                        ----------

================================================================================

44  | USAA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (0.2%)

              PREFERRED STOCKS (0.2%)

              FINANCIALS (0.2%)
              -----------------
              DIVERSIFIED BANKS (0.2%)
    200,000   Citigroup Capital XIII, 8.71%, (3 mo. LIBOR + 6.37%)(b)                                   $    5,401
                                                                                                        ----------
              Total Equity Securities (cost: $5,470)                                                         5,401
                                                                                                        ----------

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                      COUPON
(000)                                                                        RATE          MATURITY
------------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (6.3%)

              COMMERCIAL PAPER (6.1%)
$     5,000   Albemarle Corp.(a)                                             2.34%         8/07/2018         4,998
     12,118   Amphenol Corp.(a)                                              2.32          8/06/2018        12,114
      5,000   Baptist Memorial Health Care Corp.                             2.90         12/06/2018         5,002
      5,000   CNH Industrial Capital, LLC(a)                                 3.15          9/24/2018         4,976
      3,450   CNH Industrial Capital, LLC(a)                                 3.25          1/07/2019         3,409
      5,000   CNH Industrial Capital, LLC(a)                                 3.25          1/08/2019         4,940
      5,000   CNH Industrial Capital, LLC(a)                                 3.13          1/16/2019         4,937
     15,000   Constellation Brands, Inc.(a)                                  2.32          8/09/2018        14,992
      1,000   Dominion Resources(a)                                          2.21          8/22/2018           999
     15,000   Dominion Resources(a)                                          2.36          9/11/2018        14,960
      4,000   Ei Du Pont(a)                                                  2.21          8/16/2018         3,996
      1,700   Enbridge Energy Partners, LP(a)                                3.12          8/24/2018         1,697
      6,487   Erac USA Finance LLC(a)                                        2.35          8/28/2018         6,476
     25,000   Eversource Energy(a)                                           2.23          8/07/2018        24,991
        881   Hyundai Capital America(a)                                     2.23          8/13/2018           880
     16,729   Keurig Dr Pepper(a)                                            2.24          8/14/2018        16,716
     21,839   Marriott International(a)                                      2.23          8/03/2018        21,836
      3,715   Nutrien Ltd.(a)                                                2.30          8/20/2018         3,711
      8,240   Nutrien Ltd.(a)                                                2.40          8/23/2018         8,228
      4,000   Sempra Energy Holdings(a)                                      2.36          9/12/2018         3,989
     20,000   Spectra Energy Partners, LP(a)                                 2.35          8/10/2018        19,988
      6,015   Spire, Inc.(a)                                                 2.22          8/08/2018         6,012
      7,500   Virginia Electric & Power Co.                                  2.26          8/30/2018         7,486
                                                                                                        ----------
              Total Commercial Paper (cost: $197,300)                                                      197,333
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  45

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.2%)
  6,444,543   State Street Institutional Treasury Money Market Fund
                Premier Class, 1.81%(p) (cost: $6,445)                                                  $    6,445
                                                                                                        ----------
              Total Money Market Instruments (cost: $203,745)                                              203,778
                                                                                                        ----------
              SHORT-TERM INVESTMENTS PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (0.2%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.2%)
     44,233   Federated Government Obligations Fund Institutional Class, 1.78%(p)                               44
    635,933   Fidelity Government Portfolio Class I, 1.80%(p)                                                  636
    285,905   Goldman Sachs Financial Square Government Fund Institutional Class, 1.84%(p)                     286
  1,956,665   HSBC US Government Money Market Fund Class I, 1.82%(p)                                         1,957
    829,905   Invesco Government & Agency Portfolio Institutional Class, 1.82%(p)                              830
    764,180   Morgan Stanley Institutional Liquidity Funds Government Portfolio
                Institutional Class, 1.81%(p)                                                                  764
  2,970,629   Western Asset Institutional Government Reserves Institutional Class, 1.80%(p)                  2,970
                                                                                                        ----------
              Total Short-Term Investments Purchased with Cash Collateral from
                Securities Loaned (cost: $7,487)                                                             7,487
                                                                                                        ----------

              TOTAL INVESTMENTS (COST: $3,254,075)                                                      $3,231,619
                                                                                                        ==========

================================================================================

46  | USAA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                           LEVEL 1             LEVEL 2             LEVEL 3             TOTAL
------------------------------------------------------------------------------------------------------------------
Bonds:
  Asset-Backed Securities                       $      -          $  401,406                  $-        $  401,406
  Collateralized Loan Obligations                      -              43,955                   -            43,955
  Collateralized Mortgage Obligations                  -               2,729                   -             2,729
  Commercial Mortgage Securities                       -              70,230                   -            70,230
  Corporate Obligations                                -           1,616,799                   _         1,616,799
  Eurodollar and Yankee Obligations                    -             369,297                   -           369,297
  Foreign Government Obligations                       _              24,359                   -            24,359
  Municipal Obligations                                -             184,806                   -           184,806
  U.S. Government Agency Issues                        -              52,754                   -            52,754
  U.S. Treasury Securities                       248,618                   -                   -           248,618
Equity Securities:
  Preferred Stocks                                     -               5,401                   -             5,401
Money Market Instruments:
  Commercial Paper                                     -             197,333                   -           197,333
  Government & U.S. Treasury Money
    Market Funds                                   6,445                   -                   -             6,445
Short-Term Investments Purchased with
  Cash Collateral from Securities Loaned:
  Government & U.S. Treasury Money
    Market Funds                                   7,487                   -                   -             7,487
------------------------------------------------------------------------------------------------------------------
Total                                           $262,550          $2,969,069                  $-        $3,231,619
------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2017, through July 31, 2018, there were no transfers of securities between levels. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  47

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 15.1% of net assets at July 31, 2018.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the

================================================================================

48  | USAA SHORT-TERM BOND FUND

================================================================================

    underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages paydown.

    COLLATERALIZED LOAN OBLIGATIONS (CLOs) - Collateralized loan obligations are securities issued by entities that are collateralized by a pool of loans. CLOs are issued in multiple classes (tranches), and can be equity or debt with specific adjustable or fixed interest rates, and varying maturities. The cash flow from the underlying loans is used to pay off each tranche separately within the debt, or senior tranches. Equity, or subordinated tranches, typically are not paid a cash flow but do offer ownership in the CLO itself in the event of a sale.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  49

================================================================================

    COMMERCIAL PAPER - Consists of short-term unsecured promissory notes with maturities ranging from one to 270 days, issued mainly by corporations. Commercial paper is usually purchased at a discount and matures at par value; however, it also may be interest-bearing.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CCD    Community College District

    EDA    Economic Development Authority

    EDC    Economic Development Corp.

    IDA    Industrial Development Authority/Agency

    LIBOR  London Interbank Offered Rate

    REITs Real estate investment trusts - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    INS Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    LOC Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

================================================================================

50  | USAA SHORT-TERM BOND FUND

================================================================================

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (b) Variable-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at July 31, 2018.

    (c) Security was fair valued at July 31, 2018, by USAA Asset Management Company in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees. The total value of all such securities was $4,500,000, which represented 0.1% of the Fund's net assets.

    (d) Stated interest rates may change slightly over time as underlying mortgages paydown.

    (e) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees. The aggregate market value of these securities at July 31, 2018, was $21,403,000, which represented 0.7% of the Fund's net assets.

    (f) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the all in interest rate of all contracts within the loan facility. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at July 31, 2018. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  51

================================================================================

    (g) At July 31, 2018, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (h) Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.

    (i) The security, or a portion thereof, was out on loan as of July 31, 2018.

    (j) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    (k) Security or a portion of the security purchased on a delayed-delivery or when-issued basis.

    (l) The senior loan will settle after July 31, 2018, at which time the interest rate will be determined.

    (m) Variable-rate demand notes (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

    (n) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Federal Home Loan Mortgage Corporation (Freddie Mac or FHLMC) and Federal National Mortgage Association (Fannie Mae or
        FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S.

================================================================================

52  | USAA SHORT-TERM BOND FUND

================================================================================

        government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (o) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

    (p) Rate represents the money market fund annualized seven-day yield at July 31, 2018.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  53

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including
      securities on loan of $7,200) (cost of $3,254,075)                                      $3,231,619
   Cash                                                                                               60
   Receivables:
      Capital shares sold                                                                          1,989
      USAA Asset Management Company (Note 7)                                                           3
      Interest                                                                                    21,891
      Securities sold                                                                             13,641
      Other                                                                                            5
                                                                                              ----------
         Total assets                                                                          3,269,208
                                                                                              ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                                             7,487
      Securities purchased                                                                        15,506
      Capital shares redeemed                                                                      2,748
      Dividends on capital shares                                                                    367
   Accrued management fees                                                                           665
   Accrued transfer agent's fees                                                                      60
   Other accrued expenses and payables                                                               293
                                                                                              ----------
         Total liabilities                                                                        27,126
                                                                                              ----------
             Net assets applicable to capital shares outstanding                              $3,242,082
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $3,264,040
   Accumulated undistributed net investment income                                                   (30)
   Accumulated net realized gain on investments                                                      528
   Net unrealized depreciation of investments                                                    (22,456)
                                                                                              ----------
             Net assets applicable to capital shares outstanding                              $3,242,082
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,188,259/131,103 capital shares
         outstanding, no par value)                                                           $     9.06
                                                                                              ==========
      Institutional Shares (net assets of $2,025,651/223,610 capital
         shares outstanding, no par value)                                                    $     9.06
                                                                                              ==========
      Adviser Shares (net assets of $23,030/2,541 capital shares
         outstanding, no par value)                                                           $     9.06
                                                                                              ==========
      R6 Shares (net assets of $5,142/567 capital shares outstanding,
         no par value)                                                                        $     9.07
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

54  | USAA SHORT-TERM BOND FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                                     $   408
   Interest income (net of foreign taxes withheld of $1)                                          89,575
   Securities lending (net)                                                                           41
                                                                                                 -------
      Total income                                                                                90,024
                                                                                                 -------
EXPENSES
   Management fees                                                                                 8,132
   Administration and servicing fees:
      Fund Shares                                                                                  1,899
      Institutional Shares                                                                         1,962
      Adviser Shares                                                                                  36
      R6 Shares                                                                                        3
   Transfer agent's fees:
      Fund Shares                                                                                  1,890
      Institutional Shares                                                                         1,962
      Adviser Shares                                                                                   6
      R6 Shares                                                                                        1
   Distribution and service fees (Note 7):
      Adviser Shares                                                                                  60
   Custody and accounting fees:
      Fund Shares                                                                                    172
      Institutional Shares                                                                           260
      Adviser Shares                                                                                   3
      R6 Shares                                                                                        1
   Postage:
      Fund Shares                                                                                     74
      Institutional Shares                                                                           103
   Shareholder reporting fees:
      Fund Shares                                                                                     37
      Institutional Shares                                                                            16
   Trustees' fees                                                                                     33
   Registration fees:
      Fund Shares                                                                                     43
      Institutional Shares                                                                            49
      Adviser Shares                                                                                  20
      R6 Shares                                                                                       18

================================================================================

                                                      FINANCIAL STATEMENTS |  55

================================================================================

   Professional fees                                                                            $    116
   Other                                                                                              46
                                                                                                --------
          Total expenses                                                                          16,942
                                                                                                --------
   Expenses reimbursed:
      R6 Shares                                                                                      (14)
                                                                                                --------
          Net expenses                                                                            16,928
                                                                                                --------
NET INVESTMENT INCOME                                                                             73,096
                                                                                                --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on:
      Unaffiliated investments                                                                     3,613
      Affiliated investments (Note 9)                                                                 20
   Change in net unrealized appreciation/(depreciation)                                          (56,420)
                                                                                                --------
          Net realized and unrealized loss                                                       (52,787)
                                                                                                --------
   Increase in net assets resulting from operations                                             $ 20,309
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

56  | USAA SHORT-TERM BOND FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------------------------------

                                                                               2018                 2017
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                 $   73,096           $   63,109
   Net realized gain on investments                                           3,633                   54
   Net realized gain on futures transactions                                      -                    2
   Change in net unrealized appreciation/(depreciation) of
      investments                                                           (56,420)               3,479
                                                                         -------------------------------
      Increase in net assets resulting from operations                       20,309               66,644
                                                                         -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                           (27,520)             (25,582)
      Institutional Shares                                                  (44,955)             (37,170)
      Adviser Shares                                                           (488)                (286)
      R6 Shares*                                                               (121)                 (71)
                                                                         -------------------------------
          Total distributions of net investment income                      (73,084)             (63,109)
                                                                         -------------------------------
   Net realized gains:
      Fund Shares                                                                (3)                   -
      Institutional Shares                                                       (5)                   -
                                                                         -------------------------------
          Total distributions of net realized gains                              (8)                   -
                                                                         -------------------------------
      Distributions to shareholders                                         (73,092)             (63,109)
                                                                         -------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                              (92,473)             (99,240)
   Institutional Shares                                                     102,957                9,130
   Adviser Shares                                                             1,889                8,709
   R6 Shares*                                                                    96                5,076
                                                                         -------------------------------
          Total net increase (decrease) in net assets from
             capital share transactions                                      12,469              (76,325)
                                                                         -------------------------------
   Net decrease in net assets                                               (40,314)             (72,790)

NET ASSETS
   Beginning of year                                                      3,282,396            3,355,186
                                                                         -------------------------------
   End of year                                                           $3,242,082           $3,282,396
                                                                         ===============================
Overdistribution of net investment income:
   End of year                                                           $      (30)          $      (12)
                                                                         ===============================

* R6 Shares commenced operations on December 1, 2016.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  57

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 50 separate funds. The USAA Short-Term Bond Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek high current income consistent with preservation of principal.

The Fund consists of four classes of shares: Short-Term Bond Fund Shares (Fund Shares), Short-Term Bond Fund Institutional Shares (Institutional Shares), Short-Term Bond Fund Adviser Shares (Adviser Shares), and Short-Term Bond Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and

================================================================================

58  | USAA SHORT-TERM BOND FUND

================================================================================

insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the

================================================================================

60  | USAA SHORT-TERM BOND FUND

================================================================================

        Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

    8. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold. Level 2 securities include debt securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs

================================================================================

62  | USAA SHORT-TERM BOND FUND

================================================================================

    that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended July 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

    fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to

================================================================================

64  | USAA SHORT-TERM BOND FUND

================================================================================

September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended July 31, 2018, the Fund paid CAPCO facility fees of $25,000, which represents 4.0% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended July 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for perpetual bond and hybrid interest accrual adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase overdistribution of net investment income and accumulated net realized gain on investments by $30,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2018, and 2017, was as follows:


                                                    2018                 2017
                                                --------------------------------
Ordinary income*                                $73,084,000          $63,109,000
Long-term realized capital gain                       8,000                    0
                                                -----------          -----------
   Total distributions paid                     $73,092,000          $63,109,000
                                                ===========          ===========

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

As of July 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $    264,000
Undistributed long-term capital gains                                    476,000
Unrealized depreciation of investments                               (22,404,000)

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to hybrid interest accrual adjustments.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended July 31, 2018, the Fund utilized capital loss carryforwards of $3,181,000, to offset capital gains. At July 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - At July 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                                  NET
                                                       GROSS               GROSS               UNREALIZED
                                                     UNREALIZED          UNREALIZED           APPRECIATION/
FUND                            TAX COST            APPRECIATION        DEPRECIATION         (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
USAA Short-Term
  Bond Fund                  $3,254,023,000          $15,964,000        $(38,368,000)         $(22,404,000)

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2018, were $1,190,586,000 and $1,245,406,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as

================================================================================

66  | USAA SHORT-TERM BOND FUND

================================================================================

certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At July 31, 2018, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

     VALUE OF
SECURITIES ON LOAN               NON-CASH COLLATERAL                CASH COLLATERAL
-----------------------------------------------------------------------------------
    $7,200,000                           $-                            $7,487,000

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2018, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                         YEAR ENDED                        YEAR ENDED
                                       JULY 31, 2018                     JULY 31, 2017
--------------------------------------------------------------------------------------------
                                  SHARES           AMOUNT           SHARES           AMOUNT
                                 -----------------------------------------------------------
FUND SHARES:
Shares sold                       27,583         $ 252,252          30,743         $ 281,959
Shares issued from
  reinvested dividends             2,930            26,728           2,703            24,795
Shares redeemed                  (40,697)         (371,453)        (44,303)         (405,994)
                                 -----------------------------------------------------------
Net decrease from
  capital share transactions     (10,184)        $ (92,473)        (10,857)        $ (99,240)
                                 ===========================================================
INSTITUTIONAL SHARES:
Shares sold                       49,960         $ 455,625          49,690         $ 455,261
Shares issued from
  reinvested dividends             4,718            43,023           3,981            36,510
Shares redeemed                  (43,344)         (395,691)        (52,574)         (482,641)
                                 -----------------------------------------------------------
Net increase from
  capital share transactions      11,334         $ 102,957           1,097         $   9,130
                                 ===========================================================
ADVISER SHARES:
Shares sold                        1,774         $  16,258           1,486         $  13,616
Shares issued from
  reinvested dividends                20               177              18               162
Shares redeemed                   (1,590)          (14,546)           (552)           (5,069)
                                 -----------------------------------------------------------
Net increase from
  capital share transactions         204         $   1,889             952         $   8,709
                                 ===========================================================
R6 SHARES (COMMENCED ON
DECEMBER 1, 2016):
Shares sold                           11         $      98             557         $   5,077
Shares issued from
  reinvested dividends                 -*                3               -*                -*
Shares redeemed                       (1)               (5)             (-)*              (1)
                                 -----------------------------------------------------------
Net increase from capital
  share transactions                  10         $      96             557         $   5,076
                                 ===========================================================

*Represents less than 500 shares or $500.

================================================================================

68  | USAA SHORT-TERM BOND FUND

================================================================================

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the year ended July 31, 2018, the Fund had no subadviser(s).

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.20% of the Fund's average net assets. Prior to October 1, 2017, the base investment management fee was 0.24% of the Fund's average net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Short Investment Grade Debt Funds Index. The Lipper Short Investment Grade Debt Funds Index tracks the total return performance of funds within the Lipper Short Investment Grade Debt Funds category.

For the Fund Shares, Institutional Shares, and Adviser Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the R6 Shares and includes the performance of the Fund Shares for periods prior to December 1, 2016. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 20 to 50                                 +/- 4
    +/- 51 to 100                                +/- 5
    +/- 101 and greater                          +/- 6

   (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Short Investment Grade Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

For the year ended July 31, 2018, the Fund incurred total management fees, paid or payable to the Manager, of $8,132,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and R6 Shares of $593,000, $806,000, and $1,000, respectively. For the Fund Shares, Institutional Shares, and R6 Shares, the performance adjustments were 0.05%, 0.04%, and 0.02%, respectively. For the year ended July 31, 2018, the Adviser Shares did not incur any performance adjustment.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, 0.10% of average net assets of the Institutional Shares, and 0.05% of average net assets of the R6 Shares. For the year ended July 31, 2018, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,899,000, $1,962,000, $36,000, and $3,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2018, the Fund reimbursed the Manager $40,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

================================================================================

70  | USAA SHORT-TERM BOND FUND

================================================================================

EXPENSE LIMITATION - The Manager agreed, through November 30, 2018, to limit the total annual operating expenses of the R6 Shares to 0.39% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the R6 Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2018, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2018, the R6 Shares incurred reimbursable expenses of $14,000, of which $3,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2018, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred transfer agent's fees, paid or payable to SAS, of $1,890,000, $1,962,000, $6,000, and $1,000, respectively. Additionally, the R6 Shares recorded a capital contribution from SAS of less than $500 at July 31, 2018, for adjustments related to corrections to certain shareholder transactions.

DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  71

================================================================================

ended July 31, 2018, the Adviser Shares incurred distribution and service (12b-1) fees of $60,000.

UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 18 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of July 31, 2018, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                0.4
Target Retirement Income                                                1.5
Target Retirement 2020                                                  1.5
Target Retirement 2030                                                  1.1
Target Retirement 2040                                                  0.5
Target Retirement 2050                                                  0.1
Target Retirement 2060                                                  0.0*

* Represents less than 0.1%.

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At July 31, 2018, USAA and its affiliates owned 542,000 Adviser Shares and 548,000 R6 Shares, which represents 21.3% of the Adviser Shares outstanding, 96.7% of the R6 Shares outstanding, and 0.3% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

72  | USAA SHORT-TERM BOND FUND

================================================================================

(9) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended July 31, 2018, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                    NET REALIZED
                                                      COST TO        GAIN (LOSS)
SELLER                    PURCHASER                  PURCHASER       TO SELLER
--------------------------------------------------------------------------------
Short-Term Bond      Core Short-Term Bond ETF       $4,300,000       $ 20,000
High Income          Short-Term Bond                 5,309,000        138,000

(10) UPCOMING REGULATORY MATTERS

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit are effective December 1, 2018. However, Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, delayed other requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule to the Funds' financial statements and various filings.

(11) UPCOMING ACCOUNTING PRONOUNCEMENTS

(ASU) 2017-08, PREMIUM AMORTIZATION OF PURCHASED CALLABLE DEBT SECURITIES
-------------------------------------------------------------------------
In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  73

================================================================================

after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

(ASU) 2018-13, FAIR VALUE MEASUREMENT
-------------------------------------
In August 2018, the FASB issued an ASU 2018-13, Fair Value Measurement (Topic
820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. The adoption of this ASU guidance is not expected to have a material impact on the financial statements and other disclosures.

================================================================================

74  | USAA SHORT-TERM BOND FUND

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                        YEAR ENDED JULY 31,
                             ----------------------------------------------------------------------
                                   2018           2017           2016           2015           2014
                             ----------------------------------------------------------------------
Net asset value at
  beginning of period        $     9.21     $     9.20     $     9.15     $     9.23     $     9.19
                             ----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .20            .17            .16            .15            .17
  Net realized and
    unrealized gain (loss)         (.15)           .01            .05           (.08)           .04
                             ----------------------------------------------------------------------
Total from investment
  operations                        .05            .18            .21            .07            .21
                             ----------------------------------------------------------------------
Less distributions from:
  Net investment income            (.20)          (.17)          (.16)          (.15)          (.17)
  Realized capital gains           (.00)(a)          -              -           (.00)(a)          -
                             ----------------------------------------------------------------------
Total distributions                (.20)          (.17)          (.16)          (.15)          (.17)
                             ----------------------------------------------------------------------
Net asset value at
  end of period              $     9.06     $     9.21     $     9.20     $     9.15     $     9.23
                             ======================================================================

Total return (%)*                   .54           2.02           2.34            .83           2.28
Net assets at end
  of period (000)            $1,188,259     $1,301,428     $1,400,054     $1,823,922     $1,683,052
Ratios to average
  net assets:**
  Expenses (%)(c)                   .59            .63            .61            .62            .63(b)
  Net investment
    income (%)                     2.18           1.90           1.76           1.65           1.83
Portfolio turnover (%)               39             31             22             31             28

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2018, average net assets were $1,265,371,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c) Does not include acquired fund fees, if any.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  75

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED JULY 31,
                             --------------------------------------------------------------------------
                                   2018            2017             2016           2015            2014
                             --------------------------------------------------------------------------
Net asset value at
  beginning of period        $     9.21      $     9.20       $     9.15     $     9.23      $     9.18
                             --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .21             .18              .17            .16             .18
  Net realized and
    unrealized gain (loss)         (.15)            .01              .05           (.08)            .05
                             --------------------------------------------------------------------------
Total from investment
  operations                        .06             .19              .22            .08             .23
                             --------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.21)           (.18)            (.17)          (.16)           (.18)
  Realized capital gains           (.00)(a)           -                -           (.00)(a)           -
                             --------------------------------------------------------------------------
Total distributions                (.21)           (.18)            (.17)          (.16)           (.18)
                             --------------------------------------------------------------------------
Net asset value at
  end of period              $     9.06      $     9.21       $     9.20     $     9.15      $     9.23
                             ==========================================================================
Total return (%)*                   .65            2.13             2.44            .95            2.54
Net assets at end
  of period (000)            $2,025,651      $1,954,307       $1,942,385     $2,237,771      $1,977,300
Ratios to average
  net assets:**
  Expenses (%)(c)                   .48             .53              .51            .50             .49(b)
  Net investment
    income (%)                     2.29            2.00             1.87           1.76            1.96
Portfolio turnover (%)               39              31               22             31              28

 * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**  For the year ended July 31, 2018, average net assets were $1,962,057,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c) Does not include acquired fund fees, if any.

================================================================================

76  | USAA SHORT-TERM BOND FUND

================================================================================

ADVISER SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                          YEAR ENDED JULY 31,
                                 -------------------------------------------------------------------
                                    2018           2017           2016           2015           2014
                                 -------------------------------------------------------------------
Net asset value at
  beginning of period            $  9.21        $  9.20        $  9.15        $  9.23        $  9.19
                                 -------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .18            .16            .14            .13            .15
  Net realized and
    unrealized gain (loss)          (.15)           .01            .05           (.08)           .04
                                 -------------------------------------------------------------------
Total from investment
  operations                         .03            .17            .19            .05            .19
                                 -------------------------------------------------------------------
Less distributions from:
  Net investment income             (.18)          (.16)          (.14)          (.13)          (.15)
  Realized capital gains            (.00)(a)          -              -           (.00)(a)          -
                                 -------------------------------------------------------------------
Total distributions                 (.18)          (.16)          (.14)          (.13)          (.15)
                                 -------------------------------------------------------------------
Net asset value at
  end of period                  $  9.06        $  9.21        $  9.20        $  9.15        $  9.23
                                 ===================================================================
Total return (%)*                    .38           1.82           2.08            .59           2.07
Net assets at end
  of period (000)                $23,030        $21,532        $12,747        $13,304        $13,056
Ratios to average
  net assets:**
  Expenses (%)(d)                    .74            .82            .86            .85(b)         .84(c)
  Expenses, excluding
    reimbursements (%)(d)            .74            .82            .86            .85            .84(c)
  Net investment
    income (%)                      2.02           1.70           1.52           1.41           1.62
Portfolio turnover (%)                39             31             22             31             28

 * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**  For the year ended July 31, 2018, average net assets were $24,111,000.
(a) Represents less than $0.01 per share.
(b) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares' average net assets.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%
(d) Does not include acquired fund fees, if any.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  77

================================================================================

R6 SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                         YEAR ENDED            PERIOD ENDED
                                                          JULY 31,               JULY 31,
                                                        ------------------------------------
                                                            2018                   2017***
                                                        ------------------------------------
Net asset value at beginning of period                    $ 9.21                 $ 9.12
                                                          -----------------------------
Income (loss) from investment operations:
  Net investment income                                      .22                    .13
  Net realized and unrealized gain (loss)                   (.14)                   .09
                                                          -----------------------------
Total from investment operations                             .08                    .22
                                                          -----------------------------
Less distributions from:
  Net investment income                                     (.22)                  (.13)
  Realized capital gains                                    (.00)(a)                  -
                                                          -----------------------------
Total distributions                                         (.22)                  (.13)
                                                          -----------------------------
Net asset value at end of period                          $ 9.07                 $ 9.21
                                                          =============================
Total return (%)*                                            .85                   2.43
Net assets at end of period (000)                         $5,142                 $5,129
Ratios to average net assets:**
   Expenses (%)(c)                                           .39                    .39(b)
   Expenses, excluding reimbursements (%)(c)                 .67                   1.02(b)
   Net investment income (%)                                2.38                   2.14(b)
Portfolio turnover (%)                                        39                     31

   * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
  ** For the year ended July 31, 2018, average net assets were $5,127,000.
 *** R6 Shares commenced operations on December 1, 2016.
 (a) Represents less than $0.01 per share.
 (b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
 (c) Does not include acquired fund fees, if any.

================================================================================

78  | USAA SHORT-TERM BOND FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2018, through July 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the

================================================================================

                                                           EXPENSE EXAMPLE |  79

================================================================================

period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                          EXPENSES PAID
                                            BEGINNING                ENDING              DURING PERIOD*
                                          ACCOUNT VALUE           ACCOUNT VALUE         FEBRUARY 1, 2018 -
                                         FEBRUARY 1, 2018         JULY 31, 2018           JULY 31, 2018
                                         -----------------------------------------------------------------
FUND SHARES
Actual                                      $1,000.00               $1,003.90                 $2.83

Hypothetical
  (5% return before expenses)                1,000.00                1,021.97                  2.86

INSTITUTIONAL SHARES
Actual                                       1,000.00                1,005.60                  2.29

Hypothetical
  (5% return before expenses)                1,000.00                1,022.51                  2.31

ADVISER SHARES
Actual                                       1,000.00                1,003.10                  3.68

Hypothetical
  (5% return before expenses)                1,000.00                1,021.12                  3.71

R6 SHARES
Actual                                       1,000.00                1,005.90                  1.94

Hypothetical
  (5% return before expenses)                1,000.00                1,022.86                  1.96

*Expenses are equal to the annualized expense ratio of 0.57% for Fund Shares, 0.46% for Institutional Shares, 0.74% for Adviser Shares, and 0.39% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 0.39% for Fund Shares, 0.56% for Institutional Shares, 0.31% for Adviser Shares, and 0.59% for R6 Shares, for the six-month period of February 1, 2018, through July 31, 2018.

================================================================================

80  | USAA SHORT-TERM BOND FUND

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2018

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2018, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  81

================================================================================

Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

================================================================================

82  | USAA SHORT-TERM BOND FUND

================================================================================

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliate, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe).

Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of

================================================================================

                                                     ADVISORY AGREEMENT(S) |  83

================================================================================

any performance adjustment - was below to the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and below the median of its expense universe. The Board took into account management's discussion of the Fund's expenses. The Board also took into account that the Fund's management fee was reduced effective October 1, 2017. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five-, and ten-year periods ended December 31, 2017. The Board also noted that the Fund's percentile performance ranking was in the top 25% of its performance universe for the one- and three-year periods ended December 31, 2017, was in the top 20% of its performance universe for the five-year period ended December 31, 2017, and was in the top 10% of its performance universe for the ten-year period ended December 31, 2017.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the

================================================================================

84  | USAA SHORT-TERM BOND FUND

================================================================================

overall profitability of the management fee to the Manager, the Board also considered the fact that the Manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the effect of Fund's growth and size on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionately more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  85

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 56 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

86  | USAA SHORT-TERM BOND FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  87

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

88  | USAA SHORT-TERM BOND FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  89

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over ten years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

90  | USAA SHORT-TERM BOND FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  91

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

92  | USAA SHORT-TERM BOND FUND

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  93

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

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================================================================================
23425-0918                                   (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA SCIENCE & TECHNOLOGY FUND]

 ============================================================

    ANNUAL REPORT
    USAA SCIENCE & TECHNOLOGY FUND
    FUND SHARES o ADVISER SHARES
    JULY 31, 2018

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"INVESTORS WHO ARE OVERLY CONCENTRATED IN
PARTICULAR ASSET CLASSES COULD BE CARRYING
MORE RISK IN THEIR PORTFOLIOS THAN THEY             [PHOTO OF BROOKS ENGLEHARDT]
REALIZE. THIS IS TRUE EVEN FOR THOSE WHO
THINK THEY ARE DIVERSIFIED."

--------------------------------------------------------------------------------

SEPTEMBER 2018

U.S. stocks advanced during the opening months of the reporting period ended July 31, 2018, while bond prices remained relatively range bound. The situation was similar when the reporting period ended. A casual observer might think this reporting period was rather uneventful; however, the opposite is true.

At first, stocks recorded gains, supported by robust global economic growth and better-than-expected corporate earnings. Bond prices were generally steady, even as the Federal Reserve (the Fed) continued to raise short-term interest rates. In December 2017, federal tax legislation was passed by Congress and signed into law by President Trump. The new law, which became effective in January 2018, lowered the corporate tax rate from 35% to 21% and was widely expected to increase companies' cash flows and bottom lines.

In February 2018, volatility--noticeably absent during 2017--re-emerged. U.S. stocks fell and long-term interest rates rose as inflation fears surfaced. In March and April 2018, U.S. inflation climbed above the Fed's 2% target, suggesting that the central bank might increase the pace of its interest rate increases. Market turbulence continued through the rest of the reporting period, fueled by tensions between the United States and its trading partners and the imposition of tariffs. Other geopolitical events also roiled the markets, including the potential that Italy's incoming government might try to weaken that country's role in the European Union; U.S.-North Korea tensions, along with a high-profile summit in Singapore; and a meeting in Helsinki between President Trump and Russia's president, Vladimir Putin.

At the same time, global economic growth softened. Weaker growth, combined with trade-related political rhetoric led a number of central banks to postpone planned interest rate increases. In the United States, however, as the economic expansion continued and the job market improved, the Fed maintained its slow-and-steady approach to raising interest rates, boosting them in December 2017 and again in March and June 2018. Fed policymakers also increased the projected total number of 2018 interest rate increases from three to four. At the end of the reporting period, the market

================================================================================

================================================================================

appeared to believe that the Fed would take action in September and December 2018.

For the reporting period overall, U.S. stocks recorded double-digit gains. Bond prices were generally unchanged, though high-yield securities and tax-exempt bonds produced positive returns. Meanwhile, the U.S. Treasury yield curve flattened as shorter-term yields rose more than longer-term yields. We believe a flattening yield curve raises concerns because it might be followed by an inversion, in which two-year yields are higher than 10-year yields. A yield-curve inversion has sometimes signaled an approaching recession.

At USAA Investments, although we believe there is little chance of a recession in the next reporting period, we expect to hear a lot of media "noise" about trade in the coming months, as well as on other issues that could provoke an emotional reaction from investors. We recommend that investors focus on information that can provide the perspective they need to manage their investments.

Investors may also want to make sure their portfolios are adequately diversified. The primary benefit of diversification is long-term risk management. Investors who are overly concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This is true even for those who think they are diversified. U.S. stocks have outperformed for some time, so their weighting within a portfolio could have grown rather large and might need to be rebalanced.

Now that the summer is over, you may want to review your financial situation. Please give our financial advisors a call. At USAA Investments, we are committed to helping you meet your financial objectives.

In the months ahead, we will continue to monitor the financial markets, economic conditions, Fed monetary policy, shifts in interest rates, and other matters that could potentially affect your investments. On behalf of everyone here at USAA Investments, thank you for allowing us to help with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY ON THE FUND                                              1

INVESTMENT OVERVIEW                                                           4

FINANCIAL INFORMATION

   Distributions to Shareholders                                             10

   Report of Independent Registered
     Public Accounting Firm                                                  11

   Portfolio of Investments                                                  12

   Notes to Portfolio of Investments                                         20

   Financial Statements                                                      22

   Notes to Financial Statements                                             26

   Financial Highlights                                                      41

EXPENSE EXAMPLE                                                              43

ADVISORY AGREEMENT(S)                                                        45

TRUSTEES' AND OFFICERS' INFORMATION                                          53

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Wellington Management Company LLP

    ROBERT L. DERESIEWICZ                    BRUCE L. GLAZER
    JOHN F. AVERILL, CFA                     ANITA M. KILLIAN, CFA
    ANN C. GALLO                             BRIAN BARBETTA
    JEAN M. HYNES, CFA

--------------------------------------------------------------------------------

o PLEASE CHARACTERIZE THE PERFORMANCE OF THE STOCK MARKET OVER THE REPORTING PERIOD.

    The broader U.S. equity market produced a robust advance during the reporting period ended July 31, 2018. Investor sentiment was boosted by the continued expansion of the domestic economy, highlighted by low unemployment and strength in both consumer and business confidence. Stocks were also well supported by rising corporate profits and upward revisions to earnings estimates for the second half of the reporting period. Although volatility increased in the latter half of the reporting period due to concerns about U.S. trade policy and signs of slowing growth overseas, these factors were offset by the benefit of lower taxes and a more favorable regulatory environment.

    Technology stocks performed particularly well and registered the highest returns among the market's eleven major sectors. Investors continued to gravitate toward faster-growing companies, which benefited technology stocks due to their exposure to important long-term growth themes such as cloud computing, artificial intelligence, e-gaming, and infrastructure. Health care stocks, while posting a return in the mid teens, nonetheless failed to keep pace with the broader market. The sector was pressured somewhat by its role as a more defensive market segment, which put it out of step with investors' preference for growth. Additionally, pharmaceutical and biotechnology stocks were affected by concerns

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    about pricing and a growing degree of competition among drugs that treat the same conditions.

o HOW DID THE USAA SCIENCE & TECHNOLOGY FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended July 31, 2018, the Fund Shares and Adviser Shares had total returns of 17.59% and 17.28%, respectively. This compares to returns of 16.24% for the S&P 500(R) Index, 31.40% for the S&P North American Technology Index, 14.97% for the S&P Composite 1500 Health Care Index, and 25.16% for the Lipper Science & Technology Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Wellington Management Company LLP (Wellington Management) is the subadviser to the Fund. The subadviser provides day-to-day discretionary management for the Fund's assets.

o   HOW DID THE FUND'S TECHNOLOGY PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

    The technology portion of the Fund produced a strong absolute return during the reporting period, but it trailed the S&P North American Technology Sector Index. Security selection and sector allocation were both factors in the portfolio's relative underperformance. Selection in the semiconductors & semiconductor equipment, electronic equipment & instruments, internet software & services, and communications equipment industries detracted from performance, although the shortfall was offset somewhat by our performance in the software and IT services industries.

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

    At the individual stock level, Largan Precision Co. Ltd.* was a notable detractor from performance, as were underweight allocations to Amazon.com, Inc. and Microsoft Corp. On the positive side, the portfolio benefited from its overweight positions in the IT services provider WEX, Inc. and the electronic equipment company Sunny Optical Technology Group Co. Ltd. A zero weighting in the software giant Oracle, which lagged, was an additional positive.

o   HOW DID THE HEALTH CARE PORTION OF THE FUND PERFORM DURING THE REPORTING
    PERIOD?

    As was the case in technology, the Fund's health care portfolio posted a gain but finished behind the broader sector. Security selection, particularly in the biotechnology industry, was the primary cause of underperformance. However, the portfolio made up for some of the deficit through selection in and an underweight position to the pharmaceuticals industry. The top detractors from relative performance were an out-of-benchmark position in Portola Pharmaceuticals, Inc., an overweight position in Allergan plc, and a zero weighting in the strong-performing benchmark constituent AbbVie. Positions in Loxo Oncology, Inc. and MyoKardia, Inc. contributed positively, as did an underweight in Johnson & Johnson.

    Thank you for allowing us to help you with your investment needs.

    * Largan Precision Co. Ltd. was sold out of the Fund prior to July 31, 2018.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA SCIENCE & TECHNOLOGY FUND SHARES (FUND SHARES)
(Ticker Symbol: USSCX)

--------------------------------------------------------------------------------
                                              7/31/18               7/31/17
--------------------------------------------------------------------------------
Net Assets                                 $1.3 Billion          $1.1 Billion
Net Asset Value Per Share                     $29.20                $26.89

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
      1 YEAR                         5 YEARS                       10 YEARS
      17.59%                          19.14%                        14.10%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/17*
--------------------------------------------------------------------------------
                                      1.14%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

4   | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                       S&P NORTH             USAA SCIENCE &      LIPPER SCIENCE &       S&P COMPOSITE
                        AMERICAN              TECHNOLOGY            TECHNOLOGY           1500 HEALTH             S&P 500
                    TECHNOLOGY INDEX          FUND SHARES          FUNDS INDEX            CARE INDEX              INDEX
 7/31/2008             $10,000.00             $10,000.00            $10,000.00            $10,000.00            $10,000.00
 8/31/2008              10,216.57              10,167.00             10,186.94             10,218.14             10,144.65
 9/30/2008               8,806.37               8,747.00              8,693.04              9,583.94              9,240.68
10/31/2008               7,190.61               6,915.00              7,120.74              8,360.89              7,688.73
11/30/2008               6,380.70               6,179.00              6,299.65              7,758.15              7,137.03
12/31/2008               6,494.48               6,424.00              6,524.48              8,292.28              7,212.97
 1/31/2009               6,353.33               6,258.00              6,378.90              8,178.12              6,605.01
 2/28/2009               6,081.73               5,767.00              6,131.25              7,171.54              5,901.73
 3/31/2009               6,801.91               6,424.00              6,809.12              7,620.61              6,418.69
 4/30/2009               7,720.09               7,055.00              7,652.12              7,622.07              7,033.02
 5/31/2009               8,217.03               7,388.00              7,972.51              8,117.85              7,426.40
 6/30/2009               8,198.11               7,616.00              8,125.87              8,370.25              7,441.13
 7/31/2009               8,941.87               8,256.00              8,791.91              8,859.52              8,003.95
 8/31/2009               9,161.74               8,493.00              9,009.58              9,065.13              8,292.93
 9/30/2009               9,581.74               8,896.00              9,554.45              9,204.22              8,602.38
10/31/2009               9,501.84               8,606.00              9,230.58              8,979.80              8,442.58
11/30/2009               9,997.76               9,159.00              9,685.45              9,761.65              8,948.99
12/31/2009              10,598.16               9,684.00             10,302.14             10,013.67              9,121.84
 1/31/2010               9,722.92               9,097.00              9,569.12             10,043.25              8,793.70
 2/28/2010              10,144.45               9,387.00              9,956.80             10,107.46              9,066.10
 3/31/2010              10,853.40               9,991.00             10,641.52             10,443.41              9,613.20
 4/30/2010              11,040.21              10,079.00             10,879.53             10,116.86              9,764.97
 5/31/2010              10,161.30               9,325.00             10,134.70              9,460.12              8,985.23
 6/30/2010               9,496.51               8,808.00              9,527.44              9,286.29              8,514.86
 7/31/2010              10,215.18               9,334.00             10,130.05              9,376.85              9,111.44
 8/31/2010               9,536.81               8,852.00              9,614.20              9,205.58              8,700.11
 9/30/2010              10,745.07              10,009.00             10,846.88             10,079.24              9,476.55
10/31/2010              11,413.88              10,412.00             11,461.50             10,284.22              9,837.13
11/30/2010              11,359.03              10,403.00             11,512.89             10,029.19              9,838.39
12/31/2010              11,939.16              10,999.00             12,141.27             10,534.27             10,495.90
 1/31/2011              12,405.37              11,394.00             12,552.69             10,604.53             10,744.67
 2/28/2011              12,694.68              11,762.00             12,995.80             10,977.40             11,112.77
 3/31/2011              12,448.31              11,762.00             12,897.42             11,215.20             11,117.19
 4/30/2011              12,832.82              12,279.00             13,363.78             11,953.21             11,446.43
 5/31/2011              12,627.74              12,296.00             13,180.11             12,194.80             11,316.86
 6/30/2011              12,300.00              11,998.00             12,748.28             12,029.51             11,128.22
 7/31/2011              12,286.31              11,621.00             12,387.52             11,565.19             10,901.93
 8/31/2011              11,512.62              10,824.00             11,458.77             11,261.58             10,309.72
 9/30/2011              10,992.67              10,280.00             10,708.39             10,729.37              9,584.96
10/31/2011              12,294.93              11,358.00             12,036.16             11,369.84             10,632.53
11/30/2011              12,055.25              11,104.00             11,710.61             11,473.99             10,609.03
12/31/2011              11,834.64              10,938.00             11,435.86             11,786.16             10,717.55
 1/31/2012              12,765.44              11,639.00             12,394.13             12,207.03             11,197.86
 2/29/2012              13,528.19              12,244.00             13,199.99             12,405.12             11,682.08
 3/31/2012              14,149.65              12,857.00             13,785.57             12,924.73             12,066.53
 4/30/2012              13,961.51              12,822.00             13,412.87             12,889.09             11,990.79
 5/31/2012              12,746.83              11,911.00             12,227.83             12,438.22             11,270.13
 6/30/2012              13,156.32              12,428.00             12,617.03             13,139.90             11,734.49
 7/31/2012              13,177.28              12,480.00             12,520.22             13,239.47             11,897.47
 8/31/2012              13,759.54              12,918.00             13,099.40             13,435.83             12,165.43
 9/30/2012              13,932.07              13,208.00             13,331.66             13,968.50             12,479.81
10/31/2012              13,134.21              12,419.00             12,540.31             13,843.79             12,249.38
11/30/2012              13,423.50              12,822.00             12,856.00             13,959.88             12,320.44
12/31/2012              13,637.59              12,918.00             13,096.58             13,949.12             12,432.73
 1/31/2013              14,203.78              13,725.00             13,656.37             14,995.90             13,076.69
 2/28/2013              14,322.32              13,883.00             13,695.57             15,191.42             13,254.20
 3/31/2013              14,718.25              14,321.00             14,047.38             16,147.86             13,751.28
 4/30/2013              14,792.26              14,417.00             13,938.86             16,624.82             14,016.22
 5/31/2013              15,478.81              14,864.00             14,588.49             16,930.95             14,344.08
 6/30/2013              15,084.44              14,601.00             14,418.96             16,824.29             14,151.46
 7/31/2013              15,777.35              15,583.00             15,392.12             18,048.60             14,871.55
 8/31/2013              15,621.67              15,399.00             15,325.83             17,439.87             14,440.84
 9/30/2013              16,282.54              16,529.00             16,239.26             18,007.46             14,893.70
10/31/2013              16,936.67              16,889.00             16,571.35             18,778.40             15,578.33
11/30/2013              17,571.48              17,528.00             17,064.92             19,682.93             16,053.06
12/31/2013              18,352.44              18,234.00             17,915.15             19,834.50             16,459.46
 1/31/2014              17,988.70              18,757.00             17,841.78             20,007.95             15,890.39
 2/28/2014              18,889.54              19,956.00             18,858.98             21,178.86             16,617.28
 3/31/2014              18,702.35              19,109.00             18,354.84             20,902.81             16,756.96
 4/30/2014              18,419.91              18,624.00             17,667.95             20,768.78             16,880.83
 5/31/2014              19,086.25              19,385.00             18,274.78             21,368.98             17,277.09
 6/30/2014              19,638.47              20,184.00             19,046.01             21,858.57             17,633.99
 7/31/2014              19,704.08              19,936.00             18,760.46             21,864.44             17,390.80
 8/31/2014              20,523.37              20,802.00             19,534.06             22,919.96             18,086.52
 9/30/2014              20,214.38              20,412.00             19,143.67             22,954.12             17,832.89
10/31/2014              20,466.22              21,059.00             19,558.50             24,199.31             18,268.46
11/30/2014              21,386.31              22,058.00             20,207.24             24,988.57             18,759.78
12/31/2014              21,157.10              21,870.00             20,110.83             24,751.82             18,712.52
 1/31/2015              20,394.32              21,881.00             19,596.37             25,073.81             18,150.79
 2/28/2015              22,103.23              23,193.00             21,134.96             26,215.75             19,193.94
 3/31/2015              21,471.44              23,087.00             20,826.31             26,514.71             18,890.40
 4/30/2015              22,004.85              23,225.00             20,917.36             26,105.39             19,071.62
 5/31/2015              22,460.55              24,196.00             21,596.21             27,302.58             19,316.87
 6/30/2015              21,643.26              23,812.00             20,919.98             27,276.54             18,942.93
 7/31/2015              22,502.88              24,612.00             21,200.60             28,041.75             19,339.81
 8/31/2015              21,287.68              22,980.00             19,865.88             25,872.38             18,172.96
 9/30/2015              21,037.61              22,073.00             19,360.46             24,382.62             17,723.30
10/31/2015              23,381.21              24,218.00             21,132.75             26,178.06             19,218.33
11/30/2015              23,683.97              24,484.00             21,531.95             26,172.28             19,275.48
12/31/2015              23,253.18              24,278.00             21,071.23             26,586.29             18,971.47
 1/31/2016              21,740.88              22,391.00             19,256.74             24,556.49             18,030.03
 2/29/2016              21,538.15              21,993.00             19,081.06             24,423.75             18,005.70
 3/31/2016              23,359.27              23,334.00             20,513.86             25,165.67             19,227.18
 4/30/2016              22,619.20              23,266.00             20,168.68             25,895.26             19,301.72
 5/31/2016              23,845.68              24,096.00             21,171.88             26,467.23             19,648.34
 6/30/2016              23,307.95              23,584.00             20,718.72             26,741.71             19,699.25
 7/31/2016              25,040.91              25,039.00             22,253.79             28,069.66             20,425.54
 8/31/2016              25,581.74              25,312.00             22,740.06             27,187.38             20,454.21
 9/30/2016              26,299.51              26,005.00             23,418.12             27,067.24             20,458.08
10/31/2016              26,134.37              25,210.00             22,915.54             25,262.83             20,084.90
11/30/2016              26,139.88              25,073.00             23,067.10             25,809.81             20,828.74
12/31/2016              26,405.43              24,916.00             23,133.82             26,040.45             21,240.45
 1/31/2017              27,702.04              26,489.00             24,311.57             26,637.16             21,643.30
 2/28/2017              28,929.28              27,696.00             25,350.19             28,328.00             22,502.67
 3/31/2017              29,604.70              28,323.00             25,997.04             28,241.88             22,528.92
 4/30/2017              30,387.34              28,879.00             26,628.04             28,711.30             22,760.29
 5/31/2017              31,749.79              30,299.00             27,822.11             28,966.13             23,080.59
 6/30/2017              31,025.69              30,476.00             27,429.97             30,328.39             23,224.65
 7/31/2017              32,371.02              31,813.00             28,576.52             30,499.59             23,702.21
 8/31/2017              33,068.84              32,322.00             29,314.38             31,035.56             23,774.77
 9/30/2017              33,419.76              32,440.00             29,830.78             31,381.73             24,265.20
10/31/2017              35,947.79              33,694.00             31,471.23             31,156.61             24,831.43
11/30/2017              36,385.67              34,214.00             32,001.69             32,088.80             25,593.01
12/31/2017              36,381.87              33,885.00             31,922.29             31,891.53             25,877.57
 1/31/2018              39,873.63              36,806.00             34,365.61             34,079.39             27,359.16
 2/28/2018              40,050.74              36,038.00             34,300.51             32,598.95             26,350.78
 3/31/2018              38,816.20              35,320.00             33,449.87             31,730.94             25,681.12
 4/30/2018              39,135.57              34,744.00             33,414.60             32,124.57             25,779.66
 5/31/2018              41,709.46              36,909.00             35,475.11             32,379.86             26,400.49
 6/30/2018              41,825.36              36,806.00             35,360.46             32,936.70             26,562.98
 7/31/2018              42,537.09              37,408.00             35,765.89             35,064.61             27,551.48

                                   [END CHART]

                     Data from 7/31/08 through 7/31/18.

                     See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Science & Technology Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

The graph on page 5 illustrates the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Fund Shares to the following benchmarks:

o The unmanaged S&P North American Technology Index provides investors with a benchmark that represents U.S. securities classified under the Global Industry Classification System (GICS(R)) technology sector and internet retail sub-industry.

o The unmanaged S&P Composite 1500 Health Care Index comprises U.S. traded stocks that are members of either the S&P Total Market Index (TMI) or the S&P/TSX Composite Index, and are classified within the health care sector of the GICS(R).

o The unmanaged Lipper Science & Technology Funds Index tracks the total return performance of funds within the Lipper Science & Technology Funds category.

o The unmanaged, broad-based composite S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

================================================================================

6  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

USAA SCIENCE & TECHNOLOGY FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: USTCX)

--------------------------------------------------------------------------------
                                                7/31/18              7/31/17
--------------------------------------------------------------------------------
Net Assets                                   $115.2 Million      $115.6 Million
Net Asset Value Per Share                        $28.50              $26.36

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
   1 YEAR                      5 YEARS                  SINCE INCEPTION 8/01/10
   17.28%                       18.86%                           18.40%

--------------------------------------------------------------------------------
                       EXPENSE RATIOS AS OF 7/31/17*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT        1.42%        AFTER REIMBURSEMENT        1.35%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through November 30, 2018, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.35% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2018. If the total annual operating expense ratio of the Adviser Shares is lower than 1.35%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective December 1, 2017, the Manager's expense limitation changed from 1.40% to 1.35% of the Adviser Shares' average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                       S&P NORTH             USAA SCIENCE &       S&P COMPOSITE        LIPPER SCIENCE &
                        AMERICAN            TECHNOLOGY FUND        1500 HEALTH           TECHNOLOGY              S&P 500
                    TECHNOLOGY INDEX        ADVISER SHARES          CARE INDEX           FUNDS INDEX              INDEX
 7/31/2010             $10,000.00             $10,000.00            $10,000.00            $10,000.00            $10,000.00
 8/31/2010               9,335.92               9,308.12              9,817.34              9,490.77              9,548.56
 9/30/2010              10,518.72              10,525.83             10,749.06             10,707.64             10,400.72
10/31/2010              11,173.45              10,950.18             10,967.67             11,314.36             10,796.45
11/30/2010              11,119.75              10,940.96             10,695.69             11,365.09             10,797.84
12/31/2010              11,687.66              11,568.27             11,234.33             11,985.40             11,519.47
 1/31/2011              12,144.05              11,974.17             11,309.26             12,391.54             11,792.50
 2/28/2011              12,427.26              12,361.62             11,706.92             12,828.96             12,196.50
 3/31/2011              12,186.08              12,352.40             11,960.51             12,731.84             12,201.36
 4/30/2011              12,562.49              12,896.68             12,747.57             13,192.22             12,562.70
 5/31/2011              12,361.73              12,905.90             13,005.22             13,010.91             12,420.50
 6/30/2011              12,040.90              12,592.25             12,828.94             12,584.62             12,213.46
 7/31/2011              12,027.50              12,195.57             12,333.77             12,228.49             11,965.10
 8/31/2011              11,270.11              11,346.86             12,009.98             11,311.67             11,315.14
 9/30/2011              10,761.11              10,784.13             11,442.40             10,570.92             10,519.69
10/31/2011              12,035.94              11,909.59             12,125.44             11,881.64             11,669.42
11/30/2011              11,801.31              11,642.07             12,236.51             11,560.27             11,643.64
12/31/2011              11,585.35              11,466.79             12,569.42             11,289.04             11,762.74
 1/31/2012              12,496.54              12,195.57             13,018.26             12,235.01             12,289.89
 2/29/2012              13,243.22              12,822.88             13,229.52             13,030.53             12,821.33
 3/31/2012              13,851.59              13,468.63             13,783.65             13,608.59             13,243.27
 4/30/2012              13,667.41              13,431.73             13,745.65             13,240.68             13,160.14
 5/31/2012              12,478.32              12,472.32             13,264.82             12,070.85             12,369.21
 6/30/2012              12,879.19              13,007.38             14,013.12             12,455.06             12,878.85
 7/31/2012              12,899.70              13,062.73             14,119.31             12,359.49             13,057.72
 8/31/2012              13,469.70              13,514.76             14,328.72             12,931.23             13,351.82
 9/30/2012              13,638.59              13,819.19             14,896.79             13,160.51             13,696.85
10/31/2012              12,857.54              12,998.15             14,763.79             12,379.32             13,443.95
11/30/2012              13,140.74              13,404.06             14,887.60             12,690.96             13,521.94
12/31/2012              13,350.31              13,505.54             14,876.12             12,928.45             13,645.19
 1/31/2013              13,904.58              14,354.24             15,992.46             13,481.05             14,351.94
 2/28/2013              14,020.62              14,511.07             16,200.98             13,519.75             14,546.77
 3/31/2013              14,408.21              14,972.32             17,220.98             13,867.04             15,092.32
 4/30/2013              14,480.66              15,073.80             17,729.63             13,759.92             15,383.10
 5/31/2013              15,152.75              15,535.06             18,056.11             14,401.21             15,742.94
 6/30/2013              14,766.69              15,249.08             17,942.36             14,233.85             15,531.53
 7/31/2013              15,445.00              16,273.06             19,248.03             15,194.52             16,321.84
 8/31/2013              15,292.60              16,088.56             18,598.86             15,129.08             15,849.13
 9/30/2013              15,939.55              17,260.15             19,204.17             16,030.78             16,346.15
10/31/2013              16,579.90              17,638.38             20,026.33             16,358.61             17,097.55
11/30/2013              17,201.33              18,293.36             20,990.98             16,845.85             17,618.58
12/31/2013              17,965.84              19,024.76             21,152.62             17,685.16             18,064.61
 1/31/2014              17,609.77              19,564.89             21,337.60             17,612.73             17,440.04
 2/28/2014              18,491.63              20,815.20             22,586.32             18,616.87             18,237.82
 3/31/2014              18,308.38              19,934.98             22,291.93             18,119.21             18,391.12
 4/30/2014              18,031.89              19,424.86             22,148.99             17,441.13             18,527.07
 5/31/2014              18,684.20              20,225.06             22,789.08             18,040.17             18,961.97
 6/30/2014              19,224.79              21,055.26             23,311.20             18,801.50             19,353.68
 7/31/2014              19,289.01              20,785.19             23,317.46             18,519.62             19,086.78
 8/31/2014              20,091.04              21,685.41             24,443.12             19,283.29             19,850.34
 9/30/2014              19,788.56              21,275.31             24,479.56             18,897.91             19,571.97
10/31/2014              20,035.10              21,955.48             25,807.50             19,307.42             20,050.02
11/30/2014              20,935.80              22,995.74             26,649.21             19,947.82             20,589.26
12/31/2014              20,711.42              22,792.97             26,396.73             19,852.65             20,537.39
 1/31/2015              19,964.71              22,804.21             26,740.11             19,344.80             19,920.87
 2/28/2015              21,637.62              24,153.57             27,957.94             20,863.64             21,065.76
 3/31/2015              21,019.14              24,052.37             28,276.77             20,558.95             20,732.61
 4/30/2015              21,541.32              24,187.31             27,840.25             20,648.83             20,931.50
 5/31/2015              21,987.42              25,188.08             29,117.00             21,318.96             21,200.67
 6/30/2015              21,187.34              24,772.03             29,089.23             20,651.42             20,790.26
 7/31/2015              22,028.86              25,604.14             29,905.29             20,928.43             21,225.85
 8/31/2015              20,839.25              23,906.19             27,591.75             19,610.84             19,945.21
 9/30/2015              20,594.45              22,961.64             26,002.99             19,111.92             19,451.70
10/31/2015              22,888.68              25,188.08             27,917.74             20,861.45             21,092.52
11/30/2015              23,185.06              25,446.71             27,911.59             21,255.53             21,155.25
12/31/2015              22,763.35              25,240.36             28,353.10             20,800.73             20,821.59
 1/31/2016              21,282.91              23,261.90             26,188.41             19,009.52             19,788.34
 2/29/2016              21,084.44              22,842.00             26,046.85             18,836.10             19,761.64
 3/31/2016              22,867.21              24,233.00             26,838.08             20,250.50             21,102.23
 4/30/2016              22,142.73              24,161.00             27,616.15             19,909.76             21,184.04
 5/31/2016              23,343.37              25,013.00             28,226.14             20,900.08             21,564.47
 6/30/2016              22,816.96              24,473.00             28,518.86             20,452.74             21,620.34
 7/31/2016              24,513.42              25,984.00             29,935.05             21,968.11             22,417.46
 8/31/2016              25,042.86              26,260.00             28,994.14             22,448.13             22,448.93
 9/30/2016              25,745.51              26,979.00             28,866.01             23,117.48             22,453.18
10/31/2016              25,583.85              26,152.00             26,941.69             22,621.35             22,043.60
11/30/2016              25,589.24              25,996.00             27,525.02             22,770.97             22,859.99
12/31/2016              25,849.20              25,829.00             27,770.99             22,836.83             23,311.84
 1/31/2017              27,118.49              27,453.00             28,407.36             23,999.47             23,753.98
 2/28/2017              28,319.88              28,702.00             30,210.56             25,024.75             24,697.16
 3/31/2017              28,981.07              29,339.00             30,118.72             25,663.29             24,725.96
 4/30/2017              29,747.23              29,901.00             30,619.33             26,286.19             24,979.90
 5/31/2017              31,080.98              31,374.00             30,891.10             27,464.94             25,331.44
 6/30/2017              30,372.13              31,549.00             32,343.88             27,077.83             25,489.54
 7/31/2017              31,689.12              32,923.00             32,526.47             28,209.67             26,013.68
 8/31/2017              32,372.24              33,435.00             33,098.05             28,938.05             26,093.31
 9/30/2017              32,715.77              33,560.00             33,467.23             29,447.82             26,631.57
10/31/2017              35,190.55              34,847.00             33,227.15             31,067.21             27,253.02
11/30/2017              35,619.20              35,384.00             34,221.29             31,590.86             28,088.87
12/31/2017              35,615.49              35,022.00             34,010.91             31,512.48             28,401.18
 1/31/2018              39,033.69              38,044.00             36,344.16             33,924.43             30,027.26
 2/28/2018              39,207.07              37,231.00             34,765.34             33,860.17             28,920.54
 3/31/2018              37,998.54              36,486.00             33,839.65             33,020.45             28,185.57
 4/30/2018              38,311.18              35,876.00             34,259.44             32,985.63             28,293.72
 5/31/2018              40,830.85              38,111.00             34,531.69             35,019.69             28,975.09
 6/30/2018              40,944.30              38,003.00             35,125.53             34,906.51             29,153.43
 7/31/2018              41,641.05              38,613.00             37,394.85             35,306.73             30,238.34

                                   [END CHART]

                    Data from 7/31/10 through 7/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Fund Adviser Shares to the Fund's benchmarks listed above (see page 6 for benchmark definitions).

*The performance of the S&P Composite 1500 Health Care Index, S&P North American Technology Index, S&P 500 Index, and the Lipper Science & Technology Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Science & Technology Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/18 o
                                (% of Net Assets)

Amazon.com, Inc. .........................................................  4.9%
Visa, Inc. "A" ...........................................................  4.2%
Alphabet, Inc. "A" .......................................................  3.2%
Global Payments, Inc. ....................................................  2.6%
Facebook, Inc. "A" .......................................................  2.4%
salesforce.com, Inc. .....................................................  2.4%
Advanced Micro Devices, Inc. .............................................  2.1%
PayPal Holdings, Inc. ....................................................  2.1%
Alibaba Group Holding Ltd. ADR ...........................................  2.1%
Microsoft Corp. ..........................................................  2.0%

                        o SECTOR ALLOCATION* - 7/31/18 o

                        [PIE CHART OF SECTOR ALLOCATION]

INFORMATION TECHNOLOGY                                                     63.8%
HEALTH CARE                                                                24.8%
CONSUMER DISCRETIONARY                                                      6.2%
INDUSTRIALS                                                                 4.1%
CONSUMER STAPLES                                                            0.2%

                                   [END CHART]

*Does not include money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2018:

              DIVIDEND RECEIVED                       LONG-TERM
             DEDUCTION (CORPORATE                    CAPITAL GAIN
               SHAREHOLDERS)(1)                     DISTRIBUTIONS(2)
             -------------------------------------------------------
                    13.13%                            $74,271,000
             -------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2018, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

10  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA SCIENCE & TECHNOLOGY FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Science & Technology Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
September 21, 2018

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  11

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2018

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES      SECURITY                                                                       (000)
---------------------------------------------------------------------------------------------------
               EQUITY SECURITIES (99.1%)

               COMMON STOCKS (98.9%)

               CONSUMER DISCRETIONARY (6.2%)
               -----------------------------
               INTERNET & DIRECT MARKETING RETAIL (6.2%)
      39,845   Amazon.com, Inc.(a)                                                       $   70,822
       5,971   Booking Holdings, Inc.(a)                                                     12,113
      66,301   TripAdvisor, Inc.(a)                                                           3,845
      97,700   Yume No Machi Souzou Iinkai Co. Ltd.                                           2,241
                                                                                         ----------
               Total Consumer Discretionary                                                  89,021
                                                                                         ----------
               CONSUMER STAPLES (0.2%)
               -----------------------
               DRUG RETAIL (0.2%)
      26,774   Walgreens Boots Alliance, Inc.                                                 1,810
       5,781   Zur Rose Group AG(a),(b)                                                         730
                                                                                         ----------
               Total Consumer Staples                                                         2,540
                                                                                         ----------
               HEALTH CARE (24.8%)
               -------------------
               BIOTECHNOLOGY (6.8%)
     174,093   Aduro Biotech, Inc.(a),(b)                                                     1,018
      30,837   Aimmune Therapeutics, Inc.(a)                                                    892
      76,758   Alder Biopharmaceuticals, Inc.(a)                                              1,455
     125,551   Alkermes plc(a)                                                                5,505
      34,904   Alnylam Pharmaceuticals, Inc.(a)                                               3,316
      44,941   Arena Pharmaceuticals, Inc.(a)                                                 1,734
      53,748   Audentes Therapeutics, Inc.(a)                                                 2,024
      10,469   Biogen, Inc.(a)                                                                3,501
      11,700   Biohaven Pharmaceutical Holding Co. Ltd.(a)                                      404
      25,807   Bluebird Bio, Inc.(a)                                                          3,998
      49,669   Calithera Biosciences, Inc.(a)                                                   221
      39,042   Celgene Corp.(a)                                                               3,517
      83,056   Clementia Pharmaceuticals, Inc.(a),(b)                                           841
     226,732   Coherus Biosciences, Inc.(a)                                                   4,319
     117,094   Cytokinetics, Inc.(a)                                                            861
      78,200   Forty Seven, Inc.(a)                                                           1,273
      67,836   G1 Therapeutics, Inc.(a),(b)                                                   3,483

================================================================================

12  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES      SECURITY                                                                       (000)
---------------------------------------------------------------------------------------------------
      19,324   Galapagos N.V.(a)                                                         $    2,129
      17,248   Genmab A/S(a)                                                                  2,956
      61,254   Global Blood Therapeutics, Inc.(a)                                             2,560
     123,882   GlycoMimetics, Inc.(a),(b)                                                     1,820
      55,378   Heron Therapeutics, Inc.(a)                                                    2,074
      31,629   Incyte Corp.(a)                                                                2,105
      20,431   Innate Pharma S.A.(a),(b)                                                        117
      85,890   Ironwood Pharmaceuticals, Inc.(a)                                              1,656
     104,870   Karyopharm Therapeutics, Inc.(a)                                               1,865
      53,816   Loxo Oncology, Inc.(a)                                                         9,019
      81,904   Momenta Pharmaceuticals, Inc.(a)                                               2,424
      47,820   Neon Therapeutics, Inc.(a)                                                       528
      68,558   Nightstar Therapeutics plc ADR(a)                                              1,213
     116,734   Portola Pharmaceuticals, Inc.(a),(b)                                           4,179
      42,321   Radius Health, Inc.(a),(b)                                                     1,016
       8,918   Regeneron Pharmaceuticals, Inc.(a)                                             3,282
     372,872   Rigel Pharmaceuticals, Inc.(a)                                                 1,051
     115,444   Seattle Genetics, Inc.(a)                                                      8,127
     124,352   Syndax Pharmaceuticals, Inc.(a)                                                  838
      21,489   TESARO, Inc.(a)                                                                  748
     160,918   Trevena, Inc.(a)                                                                 248
      25,363   Ultragenyx Pharmaceutical, Inc.(a)                                             2,006
      31,033   UroGen Pharma Ltd.(a),(b)                                                      1,403
      33,756   Vertex Pharmaceuticals, Inc.(a)                                                5,909
      23,868   Zealand Pharma A/S ADR(a),(b)                                                    343
                                                                                         ----------
                                                                                             97,978
                                                                                         ----------
               HEALTH CARE DISTRIBUTORS (0.5%)
      47,050   Cardinal Health, Inc.                                                          2,350
      35,818   McKesson Corp.                                                                 4,499
                                                                                         ----------
                                                                                              6,849
                                                                                         ----------
               HEALTH CARE EQUIPMENT (5.7%)
     122,407   Abbott Laboratories                                                            8,023
      68,575   AtriCure, Inc.(a)                                                              1,965
      26,934   Baxter International, Inc.                                                     1,951
      26,666   Becton Dickinson & Co.                                                         6,676
     350,091   Boston Scientific Corp.(a)                                                    11,767
      27,806   Danaher Corp.                                                                  2,852
      33,111   Edwards Lifesciences Corp.(a)                                                  4,717
     107,865   Globus Medical, Inc. "A"(a)                                                    5,553
     148,612   K2M Group Holdings, Inc.(a)                                                    3,027
      41,726   Koninklijke Philips N.V.                                                       1,832
     181,053   Medtronic plc                                                                 16,336
      22,937   NuVasive, Inc.(a)                                                              1,331

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES      SECURITY                                                                       (000)
---------------------------------------------------------------------------------------------------
      12,100   Siemens Healthineers AG(a),(c)                                            $      539
      57,465   Stryker Corp.                                                                  9,381
      14,487   Teleflex, Inc.                                                                 3,951
      16,276   Zimmer Biomet Holdings, Inc.                                                   2,043
                                                                                         ----------
                                                                                             81,944
                                                                                         ----------
               HEALTH CARE FACILITIES (0.8%)
      56,675   Acadia Healthcare Co., Inc.(a)                                                 2,237
     868,500   China Resources Phoenix Healthcare Holdings Co. Ltd.                             807
      41,325   HCA Healthcare, Inc.                                                           5,134
      23,806   LifePoint Health, Inc.(a)                                                      1,543
      10,659   Universal Health Services, Inc. "B"                                            1,301
                                                                                         ----------
                                                                                             11,022
                                                                                         ----------
               HEALTH CARE SUPPLIES (0.2%)
      24,562   Dentsply Sirona, Inc.                                                          1,182
     105,774   Endologix, Inc.(a)                                                               538
      94,202   OraSure Technologies, Inc.(a)                                                  1,581
                                                                                         ----------
                                                                                              3,301
                                                                                         ----------
               HEALTH CARE TECHNOLOGY (0.7%)
      29,038   athenahealth, Inc.(a)                                                          4,376
      24,850   Cerner Corp.(a)                                                                1,543
      93,562   HMS Holdings Corp.(a)                                                          2,239
      45,160   Teladoc, Inc.(a)                                                               2,703
                                                                                         ----------
                                                                                             10,861
                                                                                         ----------
               LIFE SCIENCES TOOLS & SERVICES (1.0%)
      13,695   ICON plc(a)                                                                    1,906
      37,308   Syneos Health, Inc.(a)                                                         1,838
         993   Tecan Group AG                                                                   252
      43,938   Thermo Fisher Scientific, Inc.                                                10,305
                                                                                         ----------
                                                                                             14,301
                                                                                         ----------
               MANAGED HEALTH CARE (3.0%)
       8,555   Aetna, Inc.                                                                    1,612
      26,305   Anthem, Inc.                                                                   6,655
      15,400   Centene Corp.(a)                                                               2,007
      20,556   Cigna Corp.                                                                    3,688
       6,598   Humana, Inc.                                                                   2,073
      12,023   Molina Healthcare, Inc.(a)                                                     1,252
      89,576   UnitedHealth Group, Inc.                                                      22,682
      14,595   WellCare Health Plans, Inc.(a)                                                 3,903
                                                                                         ----------
                                                                                             43,872
                                                                                         ----------
               PHARMACEUTICALS (6.1%)
      64,643   Allergan plc                                                                  11,900
      44,744   Amneal Pharmaceuticals, Inc.(a)                                                  858

================================================================================

14  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES      SECURITY                                                                       (000)
---------------------------------------------------------------------------------------------------
      37,500   Assembly Biosciences, Inc.(a)                                             $    1,659
     226,097   AstraZeneca plc ADR                                                            8,847
     237,374   Bristol-Myers Squibb Co.                                                      13,946
      28,770   Chugai Pharmaceutical Co. Ltd.                                                 1,459
      95,000   Clearside Biomedical, Inc.(a),(b)                                                846
      51,526   Dermira, Inc.(a)                                                                 502
      61,320   Eisai Co. Ltd.                                                                 5,255
     103,859   Eli Lilly & Co.                                                               10,262
      64,200   Evolus, Inc.(a)                                                                1,262
      15,536   Hikma Pharmaceuticals plc                                                        335
      42,277   Intersect ENT, Inc.(a)                                                         1,368
      13,513   Johnson & Johnson                                                              1,791
      18,410   Kala Pharmaceuticals, Inc.(a)                                                    234
      68,595   Medicines Co.(a),(b)                                                           2,725
     209,442   MediWound Ltd.(a)                                                              1,277
     117,132   Mylan N.V.(a)                                                                  4,370
      77,028   MyoKardia, Inc.(a)                                                             4,421
     350,438   Nabriva Therapeutics plc(a),(b)                                                  950
      89,070   Ono Pharmaceutical Co. Ltd.                                                    2,099
      74,437   Revance Therapeutics, Inc.(a)                                                  2,140
      38,330   Shionogi & Co. Ltd.                                                            2,083
     920,010   Sino Biopharmaceutical Ltd.                                                    1,256
      17,650   Takeda Pharmaceutical Co. Ltd.                                                   738
      54,209   Teva Pharmaceutical Industries Ltd. ADR                                        1,298
      20,000   Tricida, Inc.(a)                                                                 473
      35,686   UCB S.A.                                                                       3,065
                                                                                         ----------
                                                                                             87,419
                                                                                         ----------
               Total Health Care                                                            357,547
                                                                                         ----------
               INDUSTRIALS (4.1%)
               ------------------
               AEROSPACE & DEFENSE (1.1%)
     101,143   Harris Corp.                                                                  16,684
                                                                                         ----------
               ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
     569,336   Bizlink Holding, Inc.                                                          3,626
                                                                                         ----------
               INDUSTRIAL MACHINERY (0.2%)
      12,400   FANUC Corp.                                                                    2,431
                                                                                         ----------
               RESEARCH & CONSULTING SERVICES (2.6%)
      17,367   CoStar Group, Inc.(a)                                                          7,222
     119,021   Equifax, Inc.                                                                 14,937
     207,384   TransUnion                                                                    15,015
                                                                                         ----------
                                                                                             37,174
                                                                                         ----------
               Total Industrials                                                             59,915
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES      SECURITY                                                                       (000)
---------------------------------------------------------------------------------------------------
               INFORMATION TECHNOLOGY (63.6%)
               ------------------------------
               AEROSPACE & DEFENSE (0.5%)
     178,894   Mercury Systems, Inc.(a)                                                  $    7,465
                                                                                         ----------
               APPLICATION SOFTWARE (4.7%)
     145,463   Guidewire Software, Inc.(a)                                                   12,539
     253,556   salesforce.com, Inc.(a)                                                       34,775
     165,728   Workday, Inc. "A"(a)                                                          20,554
                                                                                         ----------
                                                                                             67,868
                                                                                         ----------
               COMMUNICATIONS EQUIPMENT (0.5%)
      59,208   Motorola Solutions, Inc.                                                       7,182
                                                                                         ----------
               DATA PROCESSING & OUTSOURCED SERVICES (16.6%)
      76,793   Alliance Data Systems Corp.                                                   17,269
     133,704   FleetCor Technologies, Inc.(a)                                                29,014
     625,891   Genpact Ltd.                                                                  19,014
     336,349   Global Payments, Inc.                                                         37,863
     374,066   PayPal Holdings, Inc.(a)                                                      30,726
     210,789   Total System Services, Inc.                                                   19,296
     441,614   Visa, Inc. "A"(b)                                                             60,386
     139,381   WEX, Inc.(a)                                                                  26,457
                                                                                         ----------
                                                                                            240,025
                                                                                         ----------
               ELECTRONIC COMPONENTS (2.0%)
   1,087,760   Sunny Optical Technology Group Co. Ltd.                                       17,947
  11,900,000   Tongda Group Holdings Ltd.(b)                                                  2,395
     264,000   Walsin Technology Corp.                                                        2,992
     209,670   Yageo Corp.                                                                    5,349
                                                                                         ----------
                                                                                             28,683
                                                                                         ----------
               ELECTRONIC EQUIPMENT & INSTRUMENTS (1.3%)
     901,000   Chroma ATE, Inc.                                                               5,077
      74,368   Itron, Inc.(a)                                                                 4,551
      62,473   Zebra Technologies Corp. "A"(a)                                                8,617
                                                                                         ----------
                                                                                             18,245
                                                                                         ----------
               ELECTRONIC MANUFACTURING SERVICES (2.1%)
     438,249   AAC Technologies Holdings, Inc.                                                5,584
   1,509,247   Flex Ltd.(a)                                                                  21,069
      26,110   IPG Photonics Corp.(a)                                                         4,283
                                                                                         ----------
                                                                                             30,936
                                                                                         ----------
               HOME ENTERTAINMENT SOFTWARE (1.1%)
      71,075   Electronic Arts, Inc.(a)                                                       9,151
     514,200   Nexon Co. Ltd.(a)                                                              7,381
                                                                                         ----------
                                                                                             16,532
                                                                                         ----------

================================================================================

16  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES      SECURITY                                                                       (000)
---------------------------------------------------------------------------------------------------
               INTERNET SOFTWARE & SERVICES (10.6%)
     159,082   Alibaba Group Holding Ltd. ADR(a)                                         $   29,785
      37,760   Alphabet, Inc. "A"(a)                                                         46,340
      52,735   Delivery Hero SE(a),(c)                                                        2,996
      49,650   Dropbox, Inc.(a),(d),(e)                                                       1,329
     203,901   Facebook, Inc. "A"(a)                                                         35,189
      74,584   GoDaddy, Inc. "A"(a)                                                           5,491
      26,236   Spotify Technology S.A.(a)                                                     4,797
     374,212   Tencent Holdings Ltd.                                                         16,934
     268,677   Yandex N.V."A"(a)                                                              9,662
                                                                                         ----------
                                                                                            152,523
                                                                                         ----------
               IT CONSULTING & OTHER SERVICES (0.9%)
      67,064   Accenture plc "A"                                                             10,685
      23,595   Cognizant Technology Solutions Corp. "A"                                       1,923
                                                                                         ----------
                                                                                             12,608
                                                                                         ----------
               SEMICONDUCTOR EQUIPMENT (4.6%)
      60,059   ASML Holding N.V.(b)                                                          12,853
     196,753   Axcelis Technologies, Inc.(a)                                                  4,329
     366,340   FormFactor, Inc.(a)                                                            4,744
      95,734   KLA-Tencor Corp.                                                              11,241
     189,006   Kulicke & Soffa Industries, Inc.                                               4,982
   2,578,000   Sino-American Silicon Products, Inc.(a)                                        8,842
     248,336   Teradyne, Inc.                                                                10,740
      48,200   Tokyo Electron Ltd.                                                            8,257
                                                                                         ----------
                                                                                             65,988
                                                                                         ----------
               SEMICONDUCTORS (12.8%)
   1,680,534   Advanced Micro Devices, Inc.(a),(b)                                           30,804
      11,511   ASPEED Technology, Inc.                                                          305
      77,045   Broadcom, Inc.                                                                17,086
     366,591   Integrated Device Technology, Inc.(a)                                         12,622
     245,839   LandMark Optoelectronics Corp.                                                 2,188
   1,000,993   Marvell Technology Group Ltd.                                                 21,331
     114,703   Microchip Technology, Inc.                                                    10,717
     408,240   Micron Technology, Inc.(a)                                                    21,551
   1,132,000   Nanya Technology Corp.                                                         2,907
      97,218   NVIDIA Corp.                                                                  23,805
      89,212   QUALCOMM, Inc.                                                                 5,718
     293,000   Silergy Corp.                                                                  6,728
      67,367   SK Hynix, Inc.                                                                 5,197
   1,576,655   Taiwan Semiconductor Manufacturing Co. Ltd.                                   12,669
      86,105   Texas Instruments, Inc.                                                        9,585
     247,000   Win Semiconductors Corp.                                                       1,194
                                                                                         ----------
                                                                                            184,407
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES      SECURITY                                                                       (000)
---------------------------------------------------------------------------------------------------
               SYSTEMS SOFTWARE (3.6%)
     276,311   Microsoft Corp.                                                           $   29,311
     128,709   ServiceNow, Inc.(a)                                                           22,648
                                                                                         ----------
                                                                                             51,959
                                                                                         ----------
               TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (2.3%)
      55,764   Apple, Inc.                                                                   10,611
     828,000   Catcher Technology Co. Ltd.                                                   10,183
     313,629   Samsung Electronics Co. Ltd.                                                  12,967
                                                                                         ----------
                                                                                             33,761
                                                                                         ----------
               Total Information Technology                                                 918,182
                                                                                         ----------
               Total Common Stocks (cost: $978,832)                                       1,427,205
                                                                                         ----------

               PREFERRED STOCKS (0.2%)

               INFORMATION TECHNOLOGY (0.2%)
               -----------------------------
               INTERNET SOFTWARE & SERVICES (0.2%)
      55,796   Uber Technologies, Inc.,(a),(d),(e),(f),(g) (cost: $865)                       2,232
                                                                                         ----------
               Total Equity Securities (cost: $979,697)                                   1,429,437
                                                                                         ----------

               MONEY MARKET INSTRUMENTS (0.5%)

               GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.5%)
   7,480,404   State Street Institutional Treasury Money Market Fund Premier
                 Class, 1.81%(h) (cost: $7,481)                                               7,481
                                                                                         ----------

               SHORT-TERM INVESTMENTS PURCHASED WITH CASH
               COLLATERAL FROM SECURITIES LOANED (2.0%)

               GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (2.0%)
      65,320   Federated Government Obligations Fund Institutional Class, 1.78%(h)               65
     953,348   Fidelity Government Portfolio Class I, 1.80%(h)                                  953
  20,491,883   Invesco Government & Agency Portfolio Institutional Class, 1.82%(h)           20,492
   7,565,796   Morgan Stanley Institutional Liquidity Funds Government Portfolio
                 Institutional Class, 1.81%(h)                                                7,566
                                                                                         ----------
               Total Short-Term Investments Purchased with Cash Collateral from
                 Securities Loaned (cost: $29,076)                                           29,076
                                                                                         ----------

               TOTAL INVESTMENTS (COST: $1,016,254)                                      $1,465,994
                                                                                         ==========

================================================================================

18  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

---------------------------------------------------------------------------------------------------
($ IN 000s)                               VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
ASSETS                                     LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
---------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                         $1,427,205               $-           $    -     $1,427,205
  Preferred Stocks                               -                -            2,232          2,232

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                       7,481                -                -          7,481

Short-Term Investments
  Purchased with Cash Collateral
  from Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                      29,076                -                -         29,076
---------------------------------------------------------------------------------------------------
Total                                   $1,463,762               $-           $2,232     $1,465,994
---------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2017, through July 31, 2018, transfers among
Level 1, Level 2 or Level 3 were under 0.50% of net assets. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 18.4% of net assets at July 31, 2018.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) Non-income-producing security.

    (b) The security, or a portion thereof, was out on loan as of July 31, 2018.

    (c) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by

================================================================================

20  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

        USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (d) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees. The aggregate market value of these securities at July 31, 2018, was $3,561,000, which represented 0.2% of the Fund's net assets.

    (e) Restricted security that is not registered under the Securities Act of 1933.

    (f) Security was fair valued at July 31, 2018, by USAA Asset Management Company in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees. The total value of all such securities was $2,232,000, which represented 0.2% of the Fund's net assets.

    (g) Security was classified as Level 3.

    (h) Rate represents the money market fund annualized seven-day yield at July 31, 2018.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  21

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value ( including securities on
      loan of $80,639) (cost of $1,016,254)                                                   $1,465,994
   Cash denominated in foreign currencies (identified cost of $3,063)                              3,052
   Receivables:
      Capital shares sold                                                                            892
      USAA Transfer Agency Company (Note 7)                                                            2
      Dividends and interest                                                                         675
      Securities sold                                                                             14,517
      Other                                                                                           33
                                                                                              ----------
         Total assets                                                                          1,485,165
                                                                                              ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                                            29,076
      Securities purchased                                                                        10,800
      Capital shares redeemed                                                                        901
   Unrealized depreciation on foreign currency contracts held, at value                                1
   Accrued management fees                                                                           885
   Accrued transfer agent's fees                                                                      59
   Other accrued expenses and payables                                                               134
                                                                                              ----------
         Total liabilities                                                                        41,856
                                                                                              ----------
            Net assets applicable to capital shares outstanding                               $1,443,309
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $  866,925
   Accumulated undistributed net investment loss                                                    (183)
   Accumulated net realized gain on investments                                                  126,834
   Net unrealized appreciation of investments                                                    449,740
   Net unrealized depreciation of foreign currency translations                                       (7)
                                                                                              ----------
            Net assets applicable to capital shares outstanding                               $1,443,309
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,328,080/45,494
         capital shares outstanding, no par value)                                            $    29.19
                                                                                              ==========
      Adviser Shares (net assets of $115,229/4,044
         capital shares outstanding, no par value)                                            $    28.49
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

22  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $441)                                            $  9,566
   Interest                                                                                          198
   Securities lending (net)                                                                          279
                                                                                                --------
      Total income                                                                                10,043
                                                                                                --------
EXPENSES
   Management fees                                                                                10,036
   Administration and servicing fees:
      Fund Shares                                                                                  1,880
      Adviser Shares                                                                                 175
   Transfer agent's fees:
      Fund Shares                                                                                  1,484
      Adviser Shares                                                                                 153
   Distribution and service fees (Note 7):
      Adviser Shares                                                                                 293
   Custody and accounting fees:
      Fund Shares                                                                                    197
      Adviser Shares                                                                                  18
   Postage:
      Fund Shares                                                                                     79
      Adviser Shares                                                                                   8
   Shareholder reporting fees:
      Fund Shares                                                                                     51
      Adviser Shares                                                                                   3
   Trustees' fees                                                                                     33
   Registration fees:
      Fund Shares                                                                                     38
      Adviser Shares                                                                                  19
   Professional fees                                                                                  89
   Other                                                                                              24
                                                                                                --------
         Total expenses                                                                           14,580

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

   Expenses paid indirectly:
      Fund Shares                                                                               $     (7)
      Adviser Shares                                                                                  (1)
                                                                                                --------
         Net expenses                                                                             14,572
                                                                                                --------
NET INVESTMENT LOSS                                                                               (4,529)
                                                                                                --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
      Investments                                                                                166,058
      Foreign currency transactions                                                                  (54)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                 56,447
         Foreign currency translations                                                                (9)
                                                                                                --------
             Net realized and unrealized gain                                                    222,442
                                                                                                --------
   Increase in net assets resulting from operations                                             $217,913
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

24  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------------------------------
                                                                               2018                 2017
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment loss                                                   $   (4,529)          $   (3,399)
   Net realized gain on investments                                         166,058              113,122
   Net realized gain (loss) on foreign currency transactions                    (54)                 119
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                            56,447              155,827
      Foreign currency translations                                              (9)                  (3)
                                                                         -------------------------------
      Increase in net assets resulting from operations                      217,913              265,666
                                                                         -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains:
      Fund Shares                                                           (93,868)             (36,810)
      Adviser Shares                                                         (9,146)              (4,096)
                                                                         -------------------------------
      Distributions to shareholders                                        (103,014)             (40,906)
                                                                         -------------------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                               85,311               31,884
   Adviser Shares                                                            (9,718)             (27,888)
                                                                         -------------------------------
      Total net increase in net assets
         from capital share transactions                                     75,593                3,996
                                                                         -------------------------------
      Capital contribution from USAA Transfer
         Agency Company                                                           2                    -
                                                                         -------------------------------
   Net increase in net assets                                               190,494              228,756

NET ASSETS
   Beginning of year                                                      1,252,815            1,024,059
                                                                         -------------------------------
   End of year                                                           $1,443,309           $1,252,815
                                                                         ===============================
Accumulated undistributed net investment loss:
   End of year                                                           $     (183)          $      (56)
                                                                         ===============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 50 separate funds. The USAA Science & Technology Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term capital appreciation.

The Fund consists of two classes of shares: Science & Technology Fund Shares (Fund Shares) and Science & Technology Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and

================================================================================

26  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

    subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

        in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

================================================================================

28  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service and are categorized in Level 2 of the fair value hierarchy.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended July 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable

================================================================================

30  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

    upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. For the year ended July 31, 2018, brokerage commission recapture credits reduced the expenses of the Fund Shares and Adviser Shares by $7,000 and $1,000, respectively.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that

================================================================================

32  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended July 31, 2018, the Fund paid CAPCO facility fees of $11,000, which represents 1.7% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended July 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for net operating losses netting with capital, foreign currency, equalization, non-REIT return of capital dividend, passive foreign investment company, and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment loss by $4,402,000, decrease accumulated net realized gain on investments by $10,137,000, and increase in paid in capital by $5,735,000. These reclassifications had no effect on net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

The tax character of distributions paid during the years ended July 31, 2018, and 2017, was as follows:

                                                   2018                  2017
                                              ----------------------------------
Ordinary income*                              $ 34,479,000           $16,417,000
Long-term realized capital gain                 68,535,000            24,489,000
                                              ------------           -----------
  Total distributions paid                    $103,014,000           $40,906,000
                                              ============           ===========

As of July 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $ 14,583,000
Undistributed long-term capital gains                                113,866,000
Unrealized appreciation of investments                               447,935,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, non-REIT return of capital dividend, and passive foreign investment company adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - At July 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                            NET
                                                   GROSS              GROSS              UNREALIZED
                                                 UNREALIZED         UNREALIZED          APPRECIATION/
FUND                          TAX COST          APPRECIATION       DEPRECIATION        (DEPRECIATION)
------------------------------------------------------------------------------------------------------
USAA Science &
  Technology Fund          $1,018,053,000       $476,433,000       $(28,492,000)        $447,941,000

================================================================================

34  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2018, were $757,432,000 and $776,430,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At July 31, 2018, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                     NON-CASH COLLATERAL             CASH COLLATERAL
--------------------------------------------------------------------------------
   $80,639,000                        53,578,000                   $29,076,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2018, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                        YEAR ENDED                      YEAR ENDED
                                       JULY 31, 2018                   JULY 31, 2017
-------------------------------------------------------------------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT
                                   --------------------------------------------------------
FUND SHARES:
Shares sold                         7,012        $ 196,505          8,225         $ 191,312
Shares issued from
  reinvested dividends              3,464           91,940          1,688            36,120
Shares redeemed                    (7,270)        (203,134)        (8,557)         (195,548)
                                   --------------------------------------------------------
Net increase from capital
  share transactions                3,206        $  85,311          1,356         $  31,884
                                   ========================================================
ADVISER SHARES:
Shares sold                           537        $  14,724          1,324         $  30,059
Shares issued from
  reinvested dividends                344            8,928            191             4,015
Shares redeemed                    (1,220)         (33,370)        (2,782)          (61,962)
                                   --------------------------------------------------------
Net decrease from capital
  share transactions                 (339)       $  (9,718)        (1,267)        $ (27,888)
                                   ========================================================

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets.

The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

================================================================================

36  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Science & Technology Funds Index. The Lipper Science & Technology Funds Index tracks the total return performance of funds within the Lipper Science & Technology Funds category.

The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                   ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                                (IN BASIS POINTS)(1)
    --------------------------------------------------------------------------
    +/- 100 to 400                                      +/- 4
    +/- 401 to 700                                      +/- 5
    +/- 701 and greater                                 +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Science & Technology Funds Index over that period, even if the class had overall negative returns during the performance period.

For the year ended July 31, 2018, the Fund incurred total management fees, paid or payable to the Manager, of $10,036,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $(208,000) and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

$(31,000), respectively. For the Fund Shares and Adviser Shares, the performance adjustments were (0.02)% and (0.03)%, respectively.

SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with Wellington Management Company LLP (Wellington Management), under which Wellington Management directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). This arrangement provides for monthly fees that are paid by the Manager.

The Manager (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.45% of the Fund's average net assets for the first $100 million in assets that Wellington Management manages, plus 0.35% of the Fund's average net assets for assets over $100 million that Wellington Management manages. For the year ended July 31, 2018, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Wellington Management, of $4,899,000.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended July 31, 2018, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,880,000 and $175,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2018, the Fund reimbursed the Manager $17,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - Effective December 1, 2017, the Manager agreed, through November 30, 2018, to limit the total annual operating expenses of the Adviser Shares to 1.35% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This

================================================================================

38  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

expense limitation arrangement may not be changed or terminated through November 30, 2018, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2018, the Adviser Shares did not incur reimbursable expenses.

TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended July 31, 2018, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,484,000 and $153,000, respectively. Additionally, the Adviser Shares recorded a capital contribution and a receivable from SAS of $2,000 at July 31, 2018, for adjustments related to corrections to certain shareholder transactions.

DISTRIBUTION AND SERVICE (12B-1) fees- The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended July 31, 2018, the Adviser Shares incurred distribution and service (12b-1) fees of $293,000.

UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit are effective December 1, 2018. However, Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, delayed other requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule to the Funds' financial statements and various filings.

(10) UPCOMING ACCOUNTING PRONOUNCEMENT

(ASU) 2018-13, FAIR VALUE MEASUREMENT
-------------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. The adoption of this ASU guidance is not expected to have a material impact on the financial statements and other disclosures.

================================================================================

40  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED JULY 31,
                              ----------------------------------------------------------------------------------
                                    2018              2017              2016              2015              2014
                              ----------------------------------------------------------------------------------
Net asset value at
  beginning of period         $    26.89        $    22.03          $  23.07          $  20.96          $  17.78
                              ----------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment
    income (loss)                    .00(d)            .05              (.01)              .27              (.09)(a)
  Net realized and
    unrealized gain                 4.50              5.68               .37              4.35              4.86(a)
                              ----------------------------------------------------------------------------------
Total from investment
  operations                        4.50              5.73               .36              4.62              4.77(a)
                              ----------------------------------------------------------------------------------
Less distributions from:
  Net investment income                -                 -                 -              (.31)             (.40)
  Realized capital gains           (2.20)             (.87)            (1.40)            (2.20)            (1.19)
                              ----------------------------------------------------------------------------------
Total distributions                (2.20)             (.87)            (1.40)            (2.51)            (1.59)
                              ----------------------------------------------------------------------------------
Net asset value at end
  of period                   $    29.19        $    26.89          $  22.03          $  23.07          $  20.96
                              ==================================================================================
Total return (%)*                  17.55             27.05              1.74             23.45             27.94
Net assets at end
  of period (000)             $1,328,080        $1,137,256          $901,629          $853,755          $589,615
Ratios to average
  net assets:**
  Expenses (%)(b),(c)               1.04              1.14              1.17              1.18              1.24
  Net investment
    income (loss) (%)               (.31)             (.28)             (.24)              .52              (.44)
Portfolio turnover (%)                56                75                83                73                91

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2018, average net assets were $1,254,273,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c) Does not include acquired fund fees, if any.
(d) Represents less than $0.01 per share.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  41

================================================================================

ADVISER SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                      YEAR ENDED JULY 31,
                                      --------------------------------------------------------------------------------
                                          2018              2017              2016              2015              2014
                                      --------------------------------------------------------------------------------
Net asset value at
  beginning of period                 $  26.36          $  21.67          $  22.77          $  20.78           $ 17.64
                                      --------------------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income (loss)            (.08)             (.02)             (.07)              .13(a)           (.12)(a)
  Net realized and
    unrealized gain                       4.41              5.58               .37              4.39(a)           4.82(a)
                                      --------------------------------------------------------------------------------
Total from investment
  operations                              4.33              5.56               .30              4.52(a)           4.70(a)
                                      --------------------------------------------------------------------------------
Less distributions from:
  Net investment income                      -                 -                 -              (.33)             (.37)
  Realized capital gains                 (2.20)             (.87)            (1.40)            (2.20)            (1.19)
                                      --------------------------------------------------------------------------------
Total distributions                      (2.20)             (.87)            (1.40)            (2.53)            (1.56)
                                      --------------------------------------------------------------------------------
Net asset value at end
  of period                           $  28.49          $  26.36          $  21.67          $  22.77           $ 20.78
                                      ================================================================================
Total return (%)*                        17.24             26.71              1.48             23.18             27.73
Net assets at end
  of period (000)                     $115,229          $115,559          $122,430          $122,019           $17,901
Ratios to average net assets:**
  Expenses (%)(b),(f)                     1.31(e)           1.41(d)           1.42              1.42              1.41(c)
  Expenses, excluding
    reimbursements (%)(b),(f)             1.31              1.42              1.42              1.42              1.41
  Net investment
    income (loss) (%)                     (.57)             (.55)             (.50)              .59              (.61)
Portfolio turnover (%)                      56                75                83                73                91

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2018, average net assets were $117,002,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c) Prior to December 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.65% of the Adviser Shares' average net assets.
(d) Prior to December 1, 2016, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.40% of the Adviser Shares' average net assets.
(e) Prior to December 1, 2017, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.35% of the Adviser Shares' average net assets.
(f) Does not include acquired fund fees, if any.

================================================================================

42  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2018, through July 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                         EXPENSES PAID
                                           BEGINNING                ENDING              DURING PERIOD*
                                         ACCOUNT VALUE           ACCOUNT VALUE         FEBRUARY 1, 2018 -
                                        FEBRUARY 1, 2018         JULY 31, 2018           JULY 31, 2018
                                        -----------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00               $1,016.00                 $5.10

Hypothetical
  (5% return before expenses)               1,000.00                1,019.74                  5.11

ADVISER SHARES
Actual                                      1,000.00                1,014.60                  6.39

Hypothetical
  (5% return before expenses)               1,000.00                1,018.45                  6.41

*Expenses are equal to the Fund's annualized expense ratio of 1.02% for Fund
 Shares and 1.28% for Adviser Shares, which are net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 1.60% for Fund Shares and 1.46% for Adviser Shares for the six-month period of February 1, 2018, through July 31, 2018.

================================================================================

44  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2018

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2018, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreement between the Manager and Wellington Management Company LLP (the Subadviser) with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager

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46  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of senior personnel, as well as current staffing levels. The Board considered the Manager's process for monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies with the same investment classification/ objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expense ratio was below the median of its expense group and its expense universe. The Board took into account management's discussion of the Fund's expenses. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services provided by the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager. The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Manager after payment of the subadvisory fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one- and three-year periods

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48  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

ended December 31, 2017, and was above the average of its performance universe and its Lipper index for the five- and ten-year periods ended December 31, 2017. The Board also noted that the Fund's percentile performance ranking was in the top 50% of its performance universe for the one-year period ended December 31, 2017, was in the bottom 50% of its performance universe for the three-year period ended December 31, 2017, and was in the top 30% of its performance universe for five- and ten--year periods ended December 31, 2017. The Board took into account management's discussion of the Fund's Performance, including the impact of market conditions on the Fund's three-year performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that the Manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also noted that the Manager also pays the subadvisory fee out of the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

management fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Fund's Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship;
(iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

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50  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2017, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance and the explanations of management regarding the factors that contributed to the performance of the Fund. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

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52  | USAA SCIENCE & TECHNOLOGY FUND

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TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 56 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

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54  | USAA SCIENCE & TECHNOLOGY FUND

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NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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56  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over ten years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

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58  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

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60  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

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================================================================================
31712-0918                                   (C)2018, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                                    [GRAPHIC OF USAA VALUE FUND]

 ==============================================================

        ANNUAL REPORT
        USAA VALUE FUND
        FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
        JULY 31, 2018

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"INVESTORS WHO ARE OVERLY CONCENTRATED IN
PARTICULAR ASSET CLASSES COULD BE CARRYING
MORE RISK IN THEIR PORTFOLIOS THAN THEY             [PHOTO OF BROOKS ENGLEHARDT]
REALIZE. THIS IS TRUE EVEN FOR THOSE WHO
THINK THEY ARE DIVERSIFIED."

--------------------------------------------------------------------------------

SEPTEMBER 2018

U.S. stocks advanced during the opening months of the reporting period ended July 31, 2018, while bond prices remained relatively range bound. The situation was similar when the reporting period ended. A casual observer might think this reporting period was rather uneventful; however, the opposite is true.

At first, stocks recorded gains, supported by robust global economic growth and better-than-expected corporate earnings. Bond prices were generally steady, even as the Federal Reserve (the Fed) continued to raise short-term interest rates. In December 2017, federal tax legislation was passed by Congress and signed into law by President Trump. The new law, which became effective in January 2018, lowered the corporate tax rate from 35% to 21% and was widely expected to increase companies' cash flows and bottom lines.

In February 2018, volatility--noticeably absent during 2017--re-emerged. U.S. stocks fell and long-term interest rates rose as inflation fears surfaced. In March and April 2018, U.S. inflation climbed above the Fed's 2% target, suggesting that the central bank might increase the pace of its interest rate increases. Market turbulence continued through the rest of the reporting period, fueled by tensions between the United States and its trading partners and the imposition of tariffs. Other geopolitical events also roiled the markets, including the potential that Italy's incoming government might try to weaken that country's role in the European Union; U.S.-North Korea tensions, along with a high-profile summit in Singapore; and a meeting in Helsinki between President Trump and Russia's president, Vladimir Putin.

At the same time, global economic growth softened. Weaker growth, combined with trade-related political rhetoric led a number of central banks to postpone planned interest rate increases. In the United States, however, as the economic expansion continued and the job market improved, the Fed maintained its slow-and-steady approach to raising interest rates, boosting them in December 2017 and again in March and June 2018. Fed policymakers also increased the projected total number of 2018 interest rate increases from three to four. At the end of the reporting period, the market

================================================================================

================================================================================

appeared to believe that the Fed would take action in September and December
2018.

For the reporting period overall, U.S. stocks recorded double-digit gains. Bond prices were generally unchanged, though high-yield securities and tax-exempt bonds produced positive returns. Meanwhile, the U.S. Treasury yield curve flattened as shorter-term yields rose more than longer-term yields. We believe a flattening yield curve raises concerns because it might be followed by an inversion, in which two-year yields are higher than 10-year yields. A yield-curve inversion has sometimes signaled an approaching recession.

At USAA Investments, although we believe there is little chance of a recession in the next reporting period, we expect to hear a lot of media "noise" about trade in the coming months, as well as on other issues that could provoke an emotional reaction from investors. We recommend that investors focus on information that can provide the perspective they need to manage their investments.

Investors may also want to make sure their portfolios are adequately diversified. The primary benefit of diversification is long-term risk management. Investors who are overly concentrated in particular asset classes could be carrying more risk in their portfolios than they realize. This is true even for those who think they are diversified. U.S. stocks have outperformed for some time, so their weighting within a portfolio could have grown rather large and might need to be rebalanced.

Now that the summer is over, you may want to review your financial situation. Please give our financial advisors a call. At USAA Investments, we are committed to helping you meet your financial objectives.

In the months ahead, we will continue to monitor the financial markets, economic conditions, Fed monetary policy, shifts in interest rates, and other matters that could potentially affect your investments. On behalf of everyone here at USAA Investments, thank you for allowing us to help with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY ON THE FUND                                               1

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

   Distributions to Shareholders                                              12

   Report of Independent Registered
     Public Accounting Firm                                                   13

   Portfolio of Investments                                                   14

   Notes to Portfolio of Investments                                          22

   Financial Statements                                                       24

   Notes to Financial Statements                                              28

   Financial Highlights                                                       44

EXPENSE EXAMPLE                                                               47

ADVISORY AGREEMENT(S)                                                         49

TRUSTEES' AND OFFICERS' INFORMATION                                           57

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2018, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Barrow, Hanley, Mewhinney & Strauss, LLC

    MARK GIAMBRONE                          MICHAEL B. NAYFA, CFA
    JAMES S. MCCLURE, CFA                   TERRY L. PELZEL, CFA
    JOHN P. HARLOE, CFA

--------------------------------------------------------------------------------

o   PLEASE REVIEW MARKET CONDITIONS OVER THE REPORTING PERIOD.

    The broad U.S. stock market posted gains for the reporting period ended July 31, 2018. Entering the reporting period, equity sentiment was supported by solid economic growth, rising corporate earnings and unemployment in the 4% range. At its September 2017 meeting, the Federal Reserve (the Fed) announced its intention to resume raising interest rates and to begin tapering its portfolio of mortgage-backed and U.S. Treasury securities acquired under the quantitative easing program. While the prospect of higher interest rates generally leads to lower equity valuations, the markets seemed to focus on the Fed's policy shift as confirming the U.S. economic recovery. A rebound in commodity prices and continued low global bond yields further supported equities.

    December 2017 saw investors shrug off the Fed's well-signaled increase in the Fed funds rate, its benchmark overnight lending rate. As 2017 drew to a close, investor optimism was fueled by a tax reform package that included a reduction in the corporate income tax rate from 35% to 21%, as well as incentives for companies to accelerate capital investment and repatriate cash kept overseas.

    U.S. markets started 2018 on a positive note, driven in part by upgraded earnings estimates based on the tax cuts included in the December 2017 federal tax legislation and continued strong economic activity. However, stocks plummeted in early February 2018, as a strong January 2018 employment report raised inflation expectations and led long-term U.S. Treasury yields to increase higher, with the closely watched 10-year bond

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    threatening the 3% level. Stocks would recover much of the lost ground before dipping again in March 2018, as the White House announced tariffs on aluminum and steel and increased trade rhetoric while, revelations about Facebook's handling of user data resulted in calls for increased regulation of technology companies.

    Although broad stock indexes would not regain the highs attained in the immediate wake of tax reform, the market generally trended up over the last four months of the reporting period, supported by the continued economic expansion. In June 2018, the Fed raised the Fed funds rate for the second time in 2018 and projected a total of four increases for calendar year 2018, rather than three. Trade tensions continued to dampen investor sentiment, after months of trade rhetoric. July 2018 saw the U.S. and China unveil matching plans for tariffs worth billions. Stocks also faced resistance from higher bond yields, as the early 2018 upward shift in the U.S. Treasury yield curve was sustained through the end of July 2018.

    For the reporting period, U.S. growth stocks notably outperformed their value counterparts. Small-cap stocks outperformed large-cap stocks, in part due to investors seeking to own companies less sensitive to any global trade war.

o   HOW DID THE USAA VALUE FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period end July 31, 2018, the Fund Shares, Institutional Shares, and Adviser Shares had a total return of 9.69%, 9.79%, and 9.41%, respectively. This compares to returns of 9.91% for the Russell 3000(R) Value Index (the Index) and 8.88% for the Lipper Multi-Cap Value Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA VALUE FUND

================================================================================

    the Fund's subadviser. Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS) is the subadviser to the Fund. The subadviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE THE PRINCIPAL FACTORS IN THE FUND'S PERFORMANCE RELATIVE TO THE
    INDEX?

    For some time, the Fund has been positioned to benefit from gradual economic improvement and an accompanying rise in market interest rate levels, and this stance was rewarded over the reporting period. Returns for the Fund versus the benchmark were supported during the reporting period by underweight exposure to "bond substitute" areas of the market such as real estate, utilities, consumer staples, and telecommunication services. In addition, security selection within both the energy and industrial sectors added to relative performance. These contributions were partially offset by selection within the health care and financial sectors.

    In terms of individual names, a number of notable positive contributions came from within the Fund's energy holdings, including exploration & production (E&P) companies ConocoPhillips and BP plc ADR (BP) (formerly British Petroleum), as well as refiner and distributor Phillips 66. Within energy, BHMS has favored E&P companies, which are highly sensitive to the price of oil, based on a favorable view of the supply and demand backdrop. On the supply side, a number of OPEC countries have experienced declining production in the aftermath of economic and political crises, while U.S. energy demand was supported by a growing economy and low unemployment. BHMS believes that ConocoPhillips and BP feature strong balance sheets and growing free cash flow. Within industrials, contributions were led by a position in Spirit AeroSystems Holdings, Inc. "A", a manufacturer of fuselage sections used in commercial aviation. Spirit has displayed strong growth in cash flow and earnings, and is well-positioned as a dominant provider in its segment with a long backlog of orders. In addition to its manufacturing business, the company's results are buttressed by ongoing revenues from servicing its installed components.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    On the downside, Cardinal Health, Inc. (Cardinal Health) and Teva Pharmaceutical Industries Ltd. ADR (Teva) were notable detractors within the Fund's healthcare position. Cardinal Health, a leading distributor of prescription drugs and other medical products, saw its shares decline on concerns that the acquisition of online pharmacy PillPack by Amazon.com would have a negative impact on pricing within the segment. BHMS believes that Cardinal Health has significant structural advantages given its dominant industry position and that the current stock price more than reflects the risk represented by Amazon. Shares of Teva were negatively impacted by heightened price competition, both within the broad generic drug segment and with respect to its blockbuster multiple sclerosis treatment. The company's increased debt load in the wake of a recent acquisition has also weighed on its stock price. In the view of BHMS, Teva's new management team is taking the right steps to solidify the company's balance sheet by strategically selling assets, and the company should be positioned to benefit from its extensive drug pipeline and a stabilization in pricing for generics.

    BHMS maintains a preference for economically sensitive sectors where it sees long-term value, such as industrials, consumer discretionary and material sectors. BHMS continues to be positioned for an improving economic backdrop, while monitoring the near-term impact of trade tensions on conditions generally and on the Fund's industrials holdings in particular. While the Fund remains underweight in so-called "bond-substitute" areas of the market, such as utilities and real estate, given the long-term outlook for rising interest rates, the BHMS is selectively evaluating opportunities within those sectors following an extended period of underperformance.

    Thank you for allowing us to help you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems. o Investing in REITs has some of the same risks associated with the direct ownership of real estate.

================================================================================

4  | USAA VALUE FUND

================================================================================

INVESTMENT OVERVIEW

USAA VALUE FUND SHARES (FUND SHARES)
(Ticker Symbol: UVALX)

--------------------------------------------------------------------------------
                                                7/31/18             7/31/17
--------------------------------------------------------------------------------
Net Assets                                   $1.0 Billion       $936.6 Million
Net Asset Value Per Share                       $22.01              $21.55

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
    1 YEAR                            5 YEARS                     10 YEARS
     9.69%                             9.05%                        9.35%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/17*
--------------------------------------------------------------------------------
                                      0.98%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017 and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective December 1, 2017, the base investment management fee was reduced from 0.75% to 0.65% of the Fund's average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                  USAA VALUE            RUSSELL 3000          LIPPER MULTI-CAP
                 FUND SHARES            VALUE INDEX          VALUE FUNDS INDEX
 7/31/2008       $10,000.00              $10,000.00             $10,000.00
 8/31/2008        10,153.00               10,194.58              10,112.61
 9/30/2008         9,349.00                9,468.06               9,176.26
10/31/2008         7,671.00                7,807.23               7,494.25
11/30/2008         7,100.00                7,219.27               6,996.23
12/31/2008         7,434.00                7,346.36               7,216.98
 1/31/2009         6,868.00                6,484.98               6,597.26
 2/28/2009         6,013.00                5,615.79               5,871.72
 3/31/2009         6,539.00                6,097.43               6,382.76
 4/30/2009         7,286.00                6,776.13               7,076.84
 5/31/2009         7,623.00                7,172.33               7,499.57
 6/30/2009         7,697.00                7,122.30               7,448.56
 7/31/2009         8,486.00                7,723.74               8,059.30
 8/31/2009         8,856.00                8,124.71               8,407.11
 9/30/2009         9,094.00                8,446.01               8,745.24
10/31/2009         8,888.00                8,163.12               8,526.27
11/30/2009         9,447.00                8,607.55               8,905.29
12/31/2009         9,721.00                8,798.10               9,135.74
 1/31/2010         9,521.00                8,549.82               8,884.95
 2/28/2010         9,870.00                8,829.97               9,173.17
 3/31/2010        10,461.00                9,417.97               9,700.54
 4/30/2010        10,685.00                9,696.61               9,932.75
 5/31/2010         9,820.00                8,897.64               9,105.17
 6/30/2010         9,147.00                8,373.50               8,541.76
 7/31/2010         9,829.00                8,942.81               9,127.30
 8/31/2010         9,230.00                8,537.34               8,687.70
 9/30/2010        10,161.00                9,219.10               9,441.23
10/31/2010        10,419.00                9,502.06               9,761.38
11/30/2010        10,477.00                9,474.94               9,718.28
12/31/2010        11,286.00               10,225.77              10,464.12
 1/31/2011        11,639.00               10,438.58              10,697.46
 2/28/2011        12,008.00               10,835.32              11,082.49
 3/31/2011        12,100.00               10,887.14              11,191.90
 4/30/2011        12,445.00               11,167.62              11,489.74
 5/31/2011        12,319.00               11,042.85              11,325.09
 6/30/2011        12,117.00               10,812.63              11,085.16
 7/31/2011        11,538.00               10,454.09              10,694.55
 8/31/2011        10,748.00                9,779.49               9,862.03
 9/30/2011         9,842.00                9,014.21               8,922.77
10/31/2011        11,068.00               10,066.81              10,038.24
11/30/2011        11,084.00               10,017.17               9,972.45
12/31/2011        11,238.00               10,215.45              10,033.37
 1/31/2012        11,723.00               10,624.87              10,604.40
 2/29/2012        12,242.00               11,027.09              11,101.08
 3/31/2012        12,624.00               11,355.17              11,356.60
 4/30/2012        12,395.00               11,235.54              11,216.37
 5/31/2012        11,561.00               10,574.51              10,409.81
 6/30/2012        12,003.00               11,098.16              10,823.63
 7/31/2012        12,088.00               11,195.72              10,868.15
 8/31/2012        12,378.00               11,446.46              11,195.49
 9/30/2012        12,675.00               11,813.17              11,501.00
10/31/2012        12,616.00               11,748.33              11,458.85
11/30/2012        12,667.00               11,746.51              11,505.80
12/31/2012        12,868.00               12,008.05              11,762.52
 1/31/2013        13,559.00               12,783.57              12,517.96
 2/28/2013        13,731.00               12,964.19              12,676.21
 3/31/2013        14,318.00               13,479.79              13,211.98
 4/30/2013        14,568.00               13,666.84              13,378.26
 5/31/2013        15,112.00               14,021.92              13,822.94
 6/30/2013        15,009.00               13,903.41              13,645.77
 7/31/2013        15,854.00               14,665.28              14,405.84
 8/31/2013        15,371.00               14,101.68              13,967.61
 9/30/2013        15,949.00               14,491.12              14,442.51
10/31/2013        16,536.00               15,112.54              15,069.08
11/30/2013        17,132.00               15,547.54              15,490.86
12/31/2013        17,481.00               15,933.15              15,854.04
 1/31/2014        16,808.00               15,363.26              15,307.09
 2/28/2014        17,571.00               16,030.71              15,974.10
 3/31/2014        17,867.00               16,398.67              16,244.46
 4/30/2014        17,733.00               16,508.30              16,285.44
 5/31/2014        18,002.00               16,739.44              16,585.40
 6/30/2014        18,433.00               17,200.22              17,018.72
 7/31/2014        17,948.00               16,846.71              16,624.74
 8/31/2014        18,576.00               17,474.69              17,237.94
 9/30/2014        18,083.00               17,050.41              16,707.47
10/31/2014        18,540.00               17,494.02              17,002.88
11/30/2014        18,899.00               17,817.80              17,345.56
12/31/2014        18,950.00               17,956.00              17,421.84
 1/31/2015        18,245.00               17,235.86              16,850.38
 2/28/2015        19,393.00               18,067.27              17,783.28
 3/31/2015        19,204.00               17,863.98              17,639.58
 4/30/2015        19,355.00               17,987.27              17,769.50
 5/31/2015        19,656.00               18,198.22              17,984.54
 6/30/2015        19,374.00               17,864.51              17,637.14
 7/31/2015        19,289.00               17,895.73              17,656.57
 8/31/2015        18,282.00               16,844.79              16,673.15
 9/30/2015        17,605.00               16,330.25              16,030.39
10/31/2015        18,847.00               17,536.86              17,180.69
11/30/2015        18,894.00               17,638.03              17,205.01
12/31/2015        18,290.00               17,214.36              16,632.59
 1/31/2016        17,178.00               16,304.04              15,549.88
 2/29/2016        17,109.00               16,308.75              15,628.33
 3/31/2016        18,171.00               17,497.25              16,812.34
 4/30/2016        18,607.00               17,865.00              17,210.77
 5/31/2016        18,796.00               18,146.41              17,388.60
 6/30/2016        18,577.00               18,296.36              17,274.39
 7/31/2016        19,262.00               18,860.90              17,888.59
 8/31/2016        19,481.00               19,030.44              18,032.11
 9/30/2016        19,381.00               19,005.11              17,990.13
10/31/2016        19,163.00               18,685.74              17,763.77
11/30/2016        20,642.00               19,859.33              18,935.91
12/31/2016        20,915.00               20,381.73              19,349.90
 1/31/2017        21,173.00               20,503.20              19,572.58
 2/28/2017        21,752.00               21,204.54              20,131.35
 3/31/2017        21,763.00               20,991.40              19,978.53
 4/30/2017        21,783.00               20,961.57              20,043.51
 5/31/2017        21,670.00               20,890.96              19,961.05
 6/30/2017        22,187.00               21,261.79              20,213.27
 7/31/2017        22,290.00               21,533.35              20,555.71
 8/31/2017        22,032.00               21,261.95              20,299.78
 9/30/2017        22,932.00               21,956.00              20,929.77
10/31/2017        23,335.00               22,105.48              21,069.69
11/30/2017        23,842.00               22,779.46              21,710.16
12/31/2017        24,084.00               23,070.65              22,070.11
 1/31/2018        25,150.00               23,917.63              22,917.19
 2/28/2018        23,795.00               22,771.65              21,828.22
 3/31/2018        23,028.00               22,420.17              21,436.14
 4/30/2018        23,039.00               22,517.62              21,500.27
 5/31/2018        23,384.00               22,740.10              21,636.90
 6/30/2018        23,539.00               22,803.55              21,657.50
 7/31/2018        24,450.00               23,667.81              22,380.28

                                   [END CHART]

                          Data from 7/31/08 to 7/31/18.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Value Fund Shares to the following benchmarks:

o The unmanaged Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the unmanaged Russell 1000(R) Value or the unmanaged Russell 2000(R) Value indexes.

o The unmanaged Lipper Multi-Cap Value Funds Index tracks the total return performance of funds within the Lipper Multi-Cap Value Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Value Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

6  | USAA VALUE FUND

================================================================================

USAA VALUE FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES)
(Ticker Symbol: UIVAX)

--------------------------------------------------------------------------------
                                                7/31/18             7/31/17
--------------------------------------------------------------------------------
Net Assets                                   $640.3 Million     $591.4 Million
Net Asset Value Per Share                       $22.00             $21.54

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
    1 YEAR                        5 YEARS              SINCE INCEPTION 8/01/08
     9.79%                         9.16%                        9.54%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/17*
--------------------------------------------------------------------------------
                                      0.88%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective December 1, 2017, the base investment management fee was reduced from 0.75% to 0.65% of the Fund's average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    USAA VALUE FUND           RUSSELL 3000           LIPPER MULTI-CAP
                  INSTITUTIONAL SHARES        VALUE INDEX           VALUE FUNDS INDEX
 7/31/2008            $10,000.00               $10,000.00               $10,000.00
 8/31/2008             10,177.00                10,194.58                10,112.61
 9/30/2008              9,372.00                 9,468.06                 9,176.26
10/31/2008              7,689.00                 7,807.23                 7,494.25
11/30/2008              7,118.00                 7,219.27                 6,996.23
12/31/2008              7,455.00                 7,346.36                 7,216.98
 1/31/2009              6,886.00                 6,484.98                 6,597.26
 2/28/2009              6,036.00                 5,615.79                 5,871.72
 3/31/2009              6,556.00                 6,097.43                 6,382.76
 4/30/2009              7,306.00                 6,776.13                 7,076.84
 5/31/2009              7,644.00                 7,172.33                 7,499.57
 6/30/2009              7,727.00                 7,122.30                 7,448.56
 7/31/2009              8,518.00                 7,723.74                 8,059.30
 8/31/2009              8,898.00                 8,124.71                 8,407.11
 9/30/2009              9,137.00                 8,446.01                 8,745.24
10/31/2009              8,931.00                 8,163.12                 8,526.27
11/30/2009              9,500.00                 8,607.55                 8,905.29
12/31/2009              9,771.00                 8,798.10                 9,135.74
 1/31/2010              9,570.00                 8,549.82                 8,884.95
 2/28/2010              9,922.00                 8,829.97                 9,173.17
 3/31/2010             10,516.00                 9,417.97                 9,700.54
 4/30/2010             10,750.00                 9,696.61                 9,932.75
 5/31/2010              9,871.00                 8,897.64                 9,105.17
 6/30/2010              9,202.00                 8,373.50                 8,541.76
 7/31/2010              9,888.00                 8,942.81                 9,127.30
 8/31/2010              9,286.00                 8,537.34                 8,687.70
 9/30/2010             10,231.00                 9,219.10                 9,441.23
10/31/2010             10,490.00                 9,502.06                 9,761.38
11/30/2010             10,557.00                 9,474.94                 9,718.28
12/31/2010             11,372.00                10,225.77                10,464.12
 1/31/2011             11,727.00                10,438.58                10,697.46
 2/28/2011             12,108.00                10,835.32                11,082.49
 3/31/2011             12,202.00                10,887.14                11,191.90
 4/30/2011             12,549.00                11,167.62                11,489.74
 5/31/2011             12,422.00                11,042.85                11,325.09
 6/30/2011             12,218.00                10,812.63                11,085.16
 7/31/2011             11,643.00                10,454.09                10,694.55
 8/31/2011             10,847.00                 9,779.49                 9,862.03
 9/30/2011              9,932.00                 9,014.21                 8,922.77
10/31/2011             11,169.00                10,066.81                10,038.24
11/30/2011             11,185.00                10,017.17                 9,972.45
12/31/2011             11,351.00                10,215.45                10,033.37
 1/31/2012             11,840.00                10,624.87                10,604.40
 2/29/2012             12,365.00                11,027.09                11,101.08
 3/31/2012             12,751.00                11,355.17                11,356.60
 4/30/2012             12,519.00                11,235.54                11,216.37
 5/31/2012             11,686.00                10,574.51                10,409.81
 6/30/2012             12,124.00                11,098.16                10,823.63
 7/31/2012             12,219.00                11,195.72                10,868.15
 8/31/2012             12,511.00                11,446.46                11,195.49
 9/30/2012             12,811.00                11,813.17                11,501.00
10/31/2012             12,751.00                11,748.33                11,458.85
11/30/2012             12,803.00                11,746.51                11,505.80
12/31/2012             13,012.00                12,008.05                11,762.52
 1/31/2013             13,711.00                12,783.57                12,517.96
 2/28/2013             13,886.00                12,964.19                12,676.21
 3/31/2013             14,480.00                13,479.79                13,211.98
 4/30/2013             14,734.00                13,666.84                13,378.26
 5/31/2013             15,293.00                14,021.92                13,822.94
 6/30/2013             15,179.00                13,903.41                13,645.77
 7/31/2013             16,045.00                14,665.28                14,405.84
 8/31/2013             15,546.00                14,101.68                13,967.61
 9/30/2013             16,141.00                14,491.12                14,442.51
10/31/2013             16,735.00                15,112.54                15,069.08
11/30/2013             17,338.00                15,547.54                15,490.86
12/31/2013             17,703.00                15,933.15                15,854.04
 1/31/2014             17,012.00                15,363.26                15,307.09
 2/28/2014             17,784.00                16,030.71                15,974.10
 3/31/2014             18,093.00                16,398.67                16,244.46
 4/30/2014             17,957.00                16,508.30                16,285.44
 5/31/2014             18,230.00                16,739.44                16,585.40
 6/30/2014             18,666.00                17,200.22                17,018.72
 7/31/2014             18,184.00                16,846.71                16,624.74
 8/31/2014             18,812.00                17,474.69                17,237.94
 9/30/2014             18,321.00                17,050.41                16,707.47
10/31/2014             18,784.00                17,494.02                17,002.88
11/30/2014             19,148.00                17,817.80                17,345.56
12/31/2014             19,199.00                17,956.00                17,421.84
 1/31/2015             18,492.00                17,235.86                16,850.38
 2/28/2015             19,657.00                18,067.27                17,783.28
 3/31/2015             19,466.00                17,863.98                17,639.58
 4/30/2015             19,619.00                17,987.27                17,769.50
 5/31/2015             19,934.00                18,198.22                17,984.54
 6/30/2015             19,638.00                17,864.51                17,637.14
 7/31/2015             19,561.00                17,895.73                17,656.57
 8/31/2015             18,540.00                16,844.79                16,673.15
 9/30/2015             17,853.00                16,330.25                16,030.39
10/31/2015             19,122.00                17,536.86                17,180.69
11/30/2015             19,161.00                17,638.03                17,205.01
12/31/2015             18,556.00                17,214.36                16,632.59
 1/31/2016             17,427.00                16,304.04                15,549.88
 2/29/2016             17,356.00                16,308.75                15,628.33
 3/31/2016             18,445.00                17,497.25                16,812.34
 4/30/2016             18,888.00                17,865.00                17,210.77
 5/31/2016             19,080.00                18,146.41                17,388.60
 6/30/2016             18,858.00                18,296.36                17,274.39
 7/31/2016             19,553.00                18,860.90                17,888.59
 8/31/2016             19,785.00                19,030.44                18,032.11
 9/30/2016             19,684.00                19,005.11                17,990.13
10/31/2016             19,463.00                18,685.74                17,763.77
11/30/2016             20,964.00                19,859.33                18,935.91
12/31/2016             21,245.00                20,381.73                19,349.90
 1/31/2017             21,508.00                20,503.20                19,572.58
 2/28/2017             22,097.00                21,204.54                20,131.35
 3/31/2017             22,108.00                20,991.40                19,978.53
 4/30/2017             22,139.00                20,961.57                20,043.51
 5/31/2017             22,024.00                20,890.96                19,961.05
 6/30/2017             22,550.00                21,261.79                20,213.27
 7/31/2017             22,655.00                21,533.35                20,555.71
 8/31/2017             22,392.00                21,261.95                20,299.78
 9/30/2017             23,317.00                21,956.00                20,929.77
10/31/2017             23,728.00                22,105.48                21,069.69
11/30/2017             24,243.00                22,779.46                21,710.16
12/31/2017             24,488.00                23,070.65                22,070.11
 1/31/2018             25,573.00                23,917.63                22,917.19
 2/28/2018             24,205.00                22,771.65                21,828.22
 3/31/2018             23,414.00                22,420.17                21,436.14
 4/30/2018             23,425.00                22,517.62                21,500.27
 5/31/2018             23,787.00                22,740.10                21,636.90
 6/30/2018             23,945.00                22,803.55                21,657.50
 7/31/2018             24,872.00                23,667.81                22,380.28

                                   [END CHART]

                         Data from 7/31/08 to 7/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Value Fund Institutional Shares to the Fund's benchmarks listed above (see page 6 for benchmark definitions).

*The performance of the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Value Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA VALUE FUND

================================================================================

USAA VALUE FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UAVAX)

--------------------------------------------------------------------------------
                                                7/31/18             7/31/17
--------------------------------------------------------------------------------
Net Assets                                   $9.8 Million       $9.6 Million
Net Asset Value Per Share                       $21.91             $21.46

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18
--------------------------------------------------------------------------------
    1 YEAR                        5 YEARS             SINCE INCEPTION 8/01/10
     9.41%                         8.76%                       11.39%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 7/31/17*
--------------------------------------------------------------------------------
                                      1.28%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2017, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through November 30, 2018, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.30% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2018. If the total annual operating expense ratio of the Adviser Shares is lower than 1.30%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective December 1, 2017, the base investment management fee was reduced from 0.75% to 0.65% of the Fund's average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                            USAA
                      RUSSELL 3000          LIPPER MULTI-CAP             VALUE FUND
                      VALUE INDEX          VALUE FUNDS INDEX           ADVISER SHARES
 7/31/2010            $10,000.00               $10,000.00                $10,000.00
 8/31/2010              9,546.60                 9,518.37                  9,188.00
 9/30/2010             10,308.96                10,343.94                 10,116.00
10/31/2010             10,625.37                10,694.71                 10,365.00
11/30/2010             10,595.04                10,647.48                 10,423.00
12/31/2010             11,434.64                11,464.64                 11,223.00
 1/31/2011             11,672.60                11,720.29                 11,566.00
 2/28/2011             12,116.24                12,142.13                 11,934.00
 3/31/2011             12,174.19                12,262.00                 12,017.00
 4/30/2011             12,487.83                12,588.32                 12,352.00
 5/31/2011             12,348.30                12,407.93                 12,218.00
 6/30/2011             12,090.87                12,145.06                 12,017.00
 7/31/2011             11,689.95                11,717.10                 11,432.00
 8/31/2011             10,935.60                10,804.98                 10,655.00
 9/30/2011             10,079.84                 9,775.91                  9,744.00
10/31/2011             11,256.88                10,998.04                 10,956.00
11/30/2011             11,201.37                10,925.96                 10,964.00
12/31/2011             11,423.10                10,992.71                 11,111.00
 1/31/2012             11,880.92                11,618.33                 11,591.00
 2/29/2012             12,330.68                12,162.50                 12,096.00
 3/31/2012             12,697.55                12,442.46                 12,466.00
 4/30/2012             12,563.77                12,288.82                 12,239.00
 5/31/2012             11,824.59                11,405.14                 11,414.00
 6/30/2012             12,410.16                11,858.52                 11,843.00
 7/31/2012             12,519.24                11,907.30                 11,919.00
 8/31/2012             12,799.63                12,265.94                 12,197.00
 9/30/2012             13,209.69                12,600.66                 12,483.00
10/31/2012             13,137.19                12,554.48                 12,424.00
11/30/2012             13,135.15                12,605.92                 12,466.00
12/31/2012             13,427.61                12,887.18                 12,667.00
 1/31/2013             14,294.80                13,714.86                 13,339.00
 2/28/2013             14,496.78                13,888.23                 13,510.00
 3/31/2013             15,073.33                14,475.24                 14,080.00
 4/30/2013             15,282.50                14,657.41                 14,318.00
 5/31/2013             15,679.55                15,144.61                 14,846.00
 6/30/2013             15,547.04                14,950.50                 14,735.00
 7/31/2013             16,398.96                15,783.25                 15,570.00
 8/31/2013             15,768.74                15,303.11                 15,084.00
 9/30/2013             16,204.22                15,823.42                 15,655.00
10/31/2013             16,899.10                16,509.90                 16,217.00
11/30/2013             17,385.53                16,972.01                 16,795.00
12/31/2013             17,816.73                17,369.91                 17,143.00
 1/31/2014             17,179.46                16,770.66                 16,473.00
 2/28/2014             17,925.82                17,501.45                 17,213.00
 3/31/2014             18,337.27                17,797.66                 17,513.00
 4/30/2014             18,459.87                17,842.56                 17,372.00
 5/31/2014             18,718.34                18,171.19                 17,637.00
 6/30/2014             19,233.58                18,645.95                 18,060.00
 7/31/2014             18,838.28                18,214.31                 17,584.00
 8/31/2014             19,540.51                18,886.13                 18,192.00
 9/30/2014             19,066.06                18,304.94                 17,707.00
10/31/2014             19,562.11                18,628.59                 18,148.00
11/30/2014             19,924.17                19,004.05                 18,501.00
12/31/2014             20,078.71                19,087.61                 18,539.00
 1/31/2015             19,273.44                18,461.52                 17,847.00
 2/28/2015             20,203.13                19,483.61                 18,973.00
 3/31/2015             19,975.81                19,326.18                 18,779.00
 4/30/2015             20,113.68                19,468.51                 18,917.00
 5/31/2015             20,349.56                19,704.12                 19,222.00
 6/30/2015             19,976.41                19,323.50                 18,936.00
 7/31/2015             20,011.31                19,344.79                 18,853.00
 8/31/2015             18,836.13                18,267.35                 17,856.00
 9/30/2015             18,260.76                17,563.13                 17,192.00
10/31/2015             19,610.02                18,823.41                 18,400.00
11/30/2015             19,723.15                18,850.05                 18,437.00
12/31/2015             19,249.39                18,222.91                 17,851.00
 1/31/2016             18,231.46                17,036.67                 16,754.00
 2/29/2016             18,236.73                17,122.62                 16,686.00
 3/31/2016             19,565.73                18,419.83                 17,725.00
 4/30/2016             19,976.95                18,856.37                 18,143.00
 5/31/2016             20,291.63                19,051.19                 18,317.00
 6/30/2016             20,459.31                18,926.07                 18,104.00
 7/31/2016             21,090.59                19,599.00                 18,754.00
 8/31/2016             21,280.17                19,756.24                 18,968.00
 9/30/2016             21,251.84                19,710.24                 18,871.00
10/31/2016             20,894.71                19,462.24                 18,657.00
11/30/2016             22,207.04                20,746.45                 20,084.00
12/31/2016             22,791.20                21,200.02                 20,352.00
 1/31/2017             22,927.03                21,443.99                 20,594.00
 2/28/2017             23,711.28                22,056.19                 21,149.00
 3/31/2017             23,472.95                21,888.76                 21,159.00
 4/30/2017             23,439.59                21,959.95                 21,180.00
 5/31/2017             23,360.63                21,869.61                 21,059.00
 6/30/2017             23,775.30                22,145.95                 21,563.00
 7/31/2017             24,078.96                22,521.13                 21,654.00
 8/31/2017             23,775.48                22,240.72                 21,402.00
 9/30/2017             24,551.58                22,930.95                 22,269.00
10/31/2017             24,718.73                23,084.25                 22,663.00
11/30/2017             25,472.38                23,785.96                 23,147.00
12/31/2017             25,798.00                24,180.32                 23,377.00
 1/31/2018             26,745.11                25,108.40                 24,404.00
 2/28/2018             25,463.66                23,915.30                 23,085.00
 3/31/2018             25,070.62                23,485.74                 22,339.00
 4/30/2018             25,179.59                23,556.00                 22,339.00
 5/31/2018             25,428.37                23,705.69                 22,674.00
 6/30/2018             25,499.32                23,728.26                 22,815.00
 7/31/2018             26,465.76                24,520.16                 23,691.00

                                   [END CHART]

                         Data from 7/31/10 to 7/31/18.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Value Fund Adviser Shares to the Fund's benchmarks listed above (see page 6 for benchmark definitions).

*The performance of the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Value Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

10  | USAA VALUE FUND

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/18 o
                                (% of Net Assets)

Anthem, Inc. ............................................................   2.2%
Johnson Controls International plc ......................................   2.1%
ConocoPhillips ..........................................................   2.1%
BP plc ADR ..............................................................   2.0%
Wells Fargo & Co. .......................................................   2.0%
Medtronic plc ...........................................................   1.9%
Dollar General Corp. ....................................................   1.9%
Phillips 66 .............................................................   1.8%
Pfizer, Inc. ............................................................   1.7%
Lowe's Companies, Inc. ..................................................   1.7%

                        o SECTOR ALLOCATION* - 7/31/18 o
                                (% of Net Assets)

                        [PIE CHART OF SECTOR ALLOCATION]

FINANCIALS                                                                 20.6%
INDUSTRIALS                                                                14.2%
HEALTH CARE                                                                12.8%
INFORMATION TECHNOLOGY                                                     12.8%
CONSUMER DISCRETIONARY                                                     12.7%
ENERGY                                                                     12.4%
MATERIALS                                                                   5.6%
CONSUMER STAPLES                                                            3.6%
UTILITIES                                                                   3.2%

                                   [END CHART]

*Does not include money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2018:

      DIVIDEND RECEIVED               LONG-TERM
     DEDUCTION (CORPORATE            CAPITAL GAIN         QUALIFIED INTEREST
       SHAREHOLDERS)(1)             DISTRIBUTIONS(2)           INCOME
     -----------------------------------------------------------------------
           94.29%                     $92,475,000               $206,000
     -----------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2)Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2018, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

12  | USAA VALUE FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA VALUE FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Value Fund (the "Fund") (one of the portfolios constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the USAA Mutual Funds Trust) at July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
September 21, 2018

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2018

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (97.9%)

              COMMON STOCKS (97.9%)

              CONSUMER DISCRETIONARY (12.7%)
              ------------------------------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.3%)
    200,107   Hanesbrands, Inc.                                                                         $    4,454
                                                                                                        ----------
              AUTO PARTS & EQUIPMENT (0.6%)
     36,100   Adient plc                                                                                     1,719
    514,459   American Axle & Manufacturing Holdings, Inc.(a)                                                8,602
                                                                                                        ----------
                                                                                                            10,321
                                                                                                        ----------
              AUTOMOTIVE RETAIL (1.9%)
    116,318   Advance Auto Parts, Inc.                                                                      16,427
     47,944   O'Reilly Automotive, Inc.(a)                                                                  14,671
                                                                                                        ----------
                                                                                                            31,098
                                                                                                        ----------
              CABLE & SATELLITE (1.3%)
    603,218   Comcast Corp., "A"                                                                            21,583
                                                                                                        ----------
              GENERAL MERCHANDISE STORES (1.9%)
    322,810   Dollar General Corp.                                                                          31,684
                                                                                                        ----------
              HOME IMPROVEMENT RETAIL (1.7%)
    285,552   Lowe's Companies, Inc.                                                                        28,367
                                                                                                        ----------
              HOMEBUILDING (0.8%)
    249,329   Lennar Corp., "A"                                                                             13,032
                                                                                                        ----------
              HOTELS, RESORTS & CRUISE LINES (3.1%)
    197,260   Carnival Corp.                                                                                11,686
    383,260   Norwegian Cruise Line Holdings Ltd.(a)                                                        19,174
    183,360   Royal Caribbean Cruises Ltd.                                                                  20,676
                                                                                                        ----------
                                                                                                            51,536
                                                                                                        ----------
              HOUSEHOLD APPLIANCES (0.6%)
     78,089   Whirlpool Corp.                                                                               10,238
                                                                                                        ----------
              LEISURE FACILITIES (0.2%)
    131,300   SeaWorld Entertainment, Inc.(a),(b)                                                            2,797
                                                                                                        ----------
              PUBLISHING (0.3%)
     91,500   Meredith Corp.(b)                                                                              4,863
                                                                                                        ----------
              Total Consumer Discretionary                                                                 209,973
                                                                                                        ----------

================================================================================

14  | USAA VALUE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              CONSUMER STAPLES (3.6%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.5%)
    390,365   Darling Ingredients, Inc.(a)                                                              $    7,842
                                                                                                        ----------
              SOFT DRINKS (1.4%)
    542,000   Coca-Cola European Partners plc                                                               22,352
                                                                                                        ----------
              TOBACCO (1.7%)
    240,795   Altria Group, Inc.                                                                            14,130
    170,299   Philip Morris International, Inc.                                                             14,697
                                                                                                        ----------
                                                                                                            28,827
                                                                                                        ----------
              Total Consumer Staples                                                                        59,021
                                                                                                        ----------
              ENERGY (12.4%)
              --------------
              INTEGRATED OIL & GAS (4.8%)
    718,256   BP plc ADR                                                                                    32,386
    174,900   Chevron Corp.                                                                                 22,085
    292,624   Occidental Petroleum Corp.                                                                    24,560
                                                                                                        ----------
                                                                                                            79,031
                                                                                                        ----------
              OIL & GAS EXPLORATION & PRODUCTION (5.8%)
    523,748   Callon Petroleum Co.(a)                                                                        5,636
    481,557   ConocoPhillips                                                                                34,754
    254,700   Devon Energy Corp.                                                                            11,464
  1,434,600   Kosmos Energy Ltd.(a)                                                                         10,874
    424,534   Parsley Energy, Inc., "A"(a)                                                                  13,343
    599,225   Vermilion Energy, Inc.                                                                        20,601
                                                                                                        ----------
                                                                                                            96,672
                                                                                                        ----------
              OIL & GAS REFINING & MARKETING (1.8%)
    244,777   Phillips 66                                                                                   30,191
                                                                                                        ----------
              Total Energy                                                                                 205,894
                                                                                                        ----------
              FINANCIALS (20.6%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (1.9%)
    357,215   Bank of New York Mellon Corp.                                                                 19,100
    143,000   State Street Corp.                                                                            12,629
                                                                                                        ----------
                                                                                                            31,729
                                                                                                        ----------
              CONSUMER FINANCE (3.0%)
    223,241   American Express Co.                                                                          22,217
    563,100   Navient Corp.                                                                                  7,438
    157,471   PRA Group, Inc.(a)                                                                             6,173
  1,235,500   SLM Corp.(a)                                                                                  13,949
                                                                                                        ----------
                                                                                                            49,777
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              DIVERSIFIED BANKS (6.5%)
    836,666   Bank of America Corp.                                                                     $   25,836
    294,679   Citigroup, Inc.                                                                               21,185
    246,234   J.P.Morgan Chase & Co.                                                                        28,305
    565,132   Wells Fargo & Co.                                                                             32,376
                                                                                                        ----------
                                                                                                           107,702
                                                                                                        ----------
              INSURANCE BROKERS (1.3%)
    135,233   Willis Towers Watson plc                                                                      21,559
                                                                                                        ----------
              MULTI-LINE INSURANCE (1.0%)
    304,428   American International Group, Inc.                                                            16,807
                                                                                                        ----------
              MULTI-SECTOR HOLDINGS (1.1%)
    709,667   Jefferies Financial Group, Inc.                                                               17,209
                                                                                                        ----------
              PROPERTY & CASUALTY INSURANCE (0.5%)
    201,900   Fidelity National Financial, Inc.                                                              8,177
                                                                                                        ----------
              REGIONAL BANKS (4.0%)
    128,183   Cadence BanCorp                                                                                3,490
    298,800   Fifth Third Bancorp                                                                            8,841
    703,100   KeyCorp                                                                                       14,674
     96,199   PNC Financial Services Group, Inc.                                                            13,932
    103,259   Prosperity Bancshares, Inc.                                                                    7,244
    122,594   Texas Capital Bancshares, Inc.(a)                                                             11,132
     97,545   UMB Financial Corp.                                                                            7,013
                                                                                                        ----------
                                                                                                            66,326
                                                                                                        ----------
              THRIFTS & MORTGAGE FINANCE (1.3%)
    644,911   MGIC Investment Corp.(a)                                                                       8,048
  1,258,300   New York Community Bancorp, Inc.                                                              13,552
                                                                                                        ----------
                                                                                                            21,600
                                                                                                        ----------
              Total Financials                                                                             340,886
                                                                                                        ----------
              HEALTH CARE (12.8%)
              -------------------
              HEALTH CARE DISTRIBUTORS (0.7%)
    214,700   Cardinal Health, Inc.                                                                         10,724
                                                                                                        ----------
              HEALTH CARE EQUIPMENT (2.2%)
    229,300   Invacare Corp.                                                                                 4,093
    354,783   Medtronic plc                                                                                 32,012
                                                                                                        ----------
                                                                                                            36,105
                                                                                                        ----------
              HEALTH CARE FACILITIES (0.6%)
    127,482   Encompass Health Corp.                                                                         9,641
                                                                                                        ----------

================================================================================

16  | USAA VALUE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              HEALTH CARE SERVICES (2.2%)
    306,422   CVS Health Corp.                                                                          $   19,875
    217,597   Express Scripts Holding Co.(a)                                                                17,290
                                                                                                        ----------
                                                                                                            37,165
                                                                                                        ----------
              MANAGED HEALTH CARE (4.1%)
    141,255   Anthem, Inc.                                                                                  35,738
     97,720   Cigna Corp.                                                                                   17,533
     60,122   UnitedHealth Group, Inc.                                                                      15,224
                                                                                                        ----------
                                                                                                            68,495
                                                                                                        ----------
              PHARMACEUTICALS (3.0%)
    163,577   Merck & Co., Inc.                                                                             10,775
    727,443   Pfizer, Inc.                                                                                  29,047
    420,191   Teva Pharmaceutical Industries Ltd. ADR                                                       10,059
                                                                                                        ----------
                                                                                                            49,881
                                                                                                        ----------
              Total Health Care                                                                            212,011
                                                                                                        ----------
              INDUSTRIALS (14.2%)
              -------------------
              AEROSPACE & DEFENSE (2.5%)
    165,800   Spirit AeroSystems Holdings, Inc., "A"                                                        15,461
    193,169   United Technologies Corp.                                                                     26,221
                                                                                                        ----------
                                                                                                            41,682
                                                                                                        ----------
              AIR FREIGHT & LOGISTICS (0.3%)
    262,690   Air Transport Services Group, Inc.(a)                                                          5,918
                                                                                                        ----------
              BUILDING PRODUCTS (4.3%)
    141,020   Gibraltar Industries, Inc.(a)                                                                  6,127
    928,303   Johnson Controls International plc                                                            34,821
    254,303   Owens Corning                                                                                 15,823
    134,114   Simpson Manufacturing Co., Inc.                                                                9,785
     59,162   Trex Co., Inc.(a)                                                                              4,599
                                                                                                        ----------
                                                                                                            71,155
                                                                                                        ----------
              CONSTRUCTION & ENGINEERING (0.6%)
     66,702   Comfort Systems USA, Inc.                                                                      3,705
    248,389   Primoris Services Corp.                                                                        6,709
                                                                                                        ----------
                                                                                                            10,414
                                                                                                        ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (1.0%)
    361,887   Federal Signal Corp.                                                                           8,595
    167,521   Terex Corp.                                                                                    7,391
                                                                                                        ----------
                                                                                                            15,986
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              DIVERSIFIED SUPPORT SERVICES (0.4%)
    152,473   Mobile Mini, Inc.                                                                         $    6,503
                                                                                                        ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.3%)
     98,789   Encore Wire Corp.                                                                              4,816
                                                                                                        ----------
              INDUSTRIAL CONGLOMERATES (1.1%)
  1,318,700   General Electric Co.                                                                          17,974
                                                                                                        ----------
              INDUSTRIAL MACHINERY (2.5%)
    259,131   Actuant Corp., "A"                                                                             7,398
     83,100   Barnes Group, Inc.                                                                             5,639
    221,264   Colfax Corp.(a)                                                                                7,147
    142,077   Stanley Black & Decker, Inc.                                                                  21,236
                                                                                                        ----------
                                                                                                            41,420
                                                                                                        ----------
              RESEARCH & CONSULTING SERVICES (0.2%)
    124,600   Nielsen Holdings plc                                                                           2,935
                                                                                                        ----------
              TRUCKING (1.0%)
     43,600   AMERCO                                                                                        16,441
                                                                                                        ----------
              Total Industrials                                                                            235,244
                                                                                                        ----------
              INFORMATION TECHNOLOGY (12.8%)
              ------------------------------
              COMMUNICATIONS EQUIPMENT (0.2%)
    157,011   Ciena Corp.(a)                                                                                 3,988
                                                                                                        ----------
              ELECTRONIC COMPONENTS (0.9%)
    214,136   II-VI, Inc.(a)                                                                                 8,394
    265,625   Vishay Intertechnology, Inc.                                                                   6,641
                                                                                                        ----------
                                                                                                            15,035
                                                                                                        ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.8%)
    117,425   FARO Technologies, Inc.(a)                                                                     7,644
     97,362   MTS Systems Corp.                                                                              5,309
                                                                                                        ----------
                                                                                                            12,953
                                                                                                        ----------
              ELECTRONIC MANUFACTURING SERVICES (0.5%)
     96,082   Park Electrochemical Corp.                                                                     2,124
    117,435   Plexus Corp.(a)                                                                                6,978
                                                                                                        ----------
                                                                                                             9,102
                                                                                                        ----------
              SEMICONDUCTOR EQUIPMENT (1.6%)
    292,427   Brooks Automation, Inc.                                                                        8,942
    424,671   Photronics, Inc.(a)                                                                            3,822
    241,700   Versum Materials, Inc.                                                                         9,318
    296,009   Xcerra Corp.(a)                                                                                4,215
                                                                                                        ----------
                                                                                                            26,297
                                                                                                        ----------

================================================================================

18  | USAA VALUE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              SEMICONDUCTORS (4.7%)
     78,935   Broadcom, Inc.                                                                            $   17,505
    252,681   Diodes, Inc.(a)                                                                                9,390
    142,000   Microchip Technology, Inc.                                                                    13,267
    263,531   QUALCOMM, Inc.                                                                                16,890
    188,512   Texas Instruments, Inc.                                                                       20,985
                                                                                                        ----------
                                                                                                            78,037
                                                                                                        ----------
              SYSTEMS SOFTWARE (2.9%)
    191,823   Microsoft Corp.                                                                               20,349
    586,266   Oracle Corp.                                                                                  27,953
                                                                                                        ----------
                                                                                                            48,302
                                                                                                        ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (1.2%)
  1,253,600   Hewlett Packard Enterprise Co.                                                                19,356
                                                                                                        ----------
              Total Information Technology                                                                 213,070
                                                                                                        ----------
              MATERIALS (5.6%)
              ----------------
              DIVERSIFIED CHEMICALS (1.2%)
    282,788   DowDuPont, Inc.                                                                               19,447
                                                                                                        ----------
              DIVERSIFIED METALS & MINING (0.6%)
    642,549   Ferroglobe plc                                                                                 5,237
     80,313   Materion Corp.                                                                                 5,035
                                                                                                        ----------
                                                                                                            10,272
                                                                                                        ----------
              INDUSTRIAL GASES (2.1%)
    129,365   Air Products & Chemicals, Inc.                                                                21,238
     82,887   Praxair, Inc.                                                                                 13,884
                                                                                                        ----------
                                                                                                            35,122
                                                                                                        ----------
              SPECIALTY CHEMICALS (1.0%)
    271,300   Axalta Coating Systems Ltd.(a)                                                                 8,207
    178,544   PolyOne Corp.                                                                                  8,008
                                                                                                        ----------
                                                                                                            16,215
                                                                                                        ----------
              STEEL (0.7%)
    400,147   Allegheny Technologies, Inc.(a)                                                               11,124
                                                                                                        ----------
              Total Materials                                                                               92,180
                                                                                                        ----------
              UTILITIES (3.2%)
              ----------------
              ELECTRIC UTILITIES (1.7%)
    335,128   Exelon Corp.                                                                                  14,243
     84,300   Pinnacle West Capital Corp.                                                                    6,780
    165,300   Xcel Energy, Inc.                                                                              7,746
                                                                                                        ----------
                                                                                                            28,769
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              MULTI-UTILITIES (1.5%)
    140,800   CenterPoint Energy, Inc.                                                                  $    4,010
    292,508   Dominion Energy, Inc.                                                                         20,976
                                                                                                        ----------
                                                                                                            24,986
                                                                                                        ----------
              Total Utilities                                                                               53,755
                                                                                                        ----------
              Total Common Stocks (cost: $1,189,284)                                                     1,622,034
                                                                                                        ----------

              RIGHTS (0.0%)

              MATERIALS (0.0%)
              ----------------
              DIVERSIFIED METALS & MINING (0.0%)
    545,600   Ferroglobe Representation & Warranty Insurance Trust (a),(c),(d) (cost: $0)                        -
                                                                                                        ----------
              Total Equity Securities (cost: $1,189,284)                                                 1,622,034
                                                                                                        ----------

              MONEY MARKET INSTRUMENTS (2.1%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (2.1%)
 35,068,782   State Street Institutional Treasury Money Market Fund Premier
                Class, 1.81%(e) (cost: $35,069)                                                             35,069
                                                                                                        ----------

              SHORT-TERM INVESTMENTS PURCHASED WITH
              CASH COLLATERAL FROM SECURITIES LOANED (0.1%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.1%)
    403,719   Fidelity Government Portfolio Class I, 1.80%(e)                                                  404
    778,992   Goldman Sachs Financial Square Government Fund
                Institutional Class, 1.84%(e)                                                                  779
                                                                                                        ----------
    917,352   Invesco Government & Agency Portfolio Institutional Class, 1.82%(e)                              917
                                                                                                        ----------
              Total Short-Term Investments Purchased with Cash Collateral from
                Securities Loaned (cost: $2,100)                                                             2,100
                                                                                                        ----------

              TOTAL INVESTMENTS (COST: $1,226,453)                                                      $1,659,203
                                                                                                        ==========

================================================================================

20  | USAA VALUE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                     VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                      LEVEL 1           LEVEL 2              LEVEL 3                   TOTAL
------------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                          $1,622,034                $-                   $-              $1,622,034
  Rights                                          -                 -                    -                       -

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                       35,069                 -                    -                  35,069

Short-Term Investments Purchased
  with Cash Collateral from
  Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                        2,100                 -                    -                   2,100
------------------------------------------------------------------------------------------------------------------
Total                                    $1,659,203                $-                   $-              $1,659,203
------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2017, through July 31, 2018, there were no transfers of securities between levels. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2018

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 5.8% of net assets at July 31, 2018.

o   CATEGORIES AND DEFINITIONS

    RIGHTS - Enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) Non-income-producing security.

    (b) The security, or a portion thereof, was out on loan as of July 31, 2018.

================================================================================

22  | USAA VALUE FUND

================================================================================

    (c) Security was fair valued at July 31, 2018, by USAA Asset Management Company in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees.

    (d) Security was classified as Level 3.

    (e) Rate represents the money market fund annualized seven-day yield at July 31, 2018.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2018

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including
       securities on loan of $2,048) (cost of $1,226,453)                                       $1,659,203
   Receivables:
       Capital shares sold                                                                             731
       Dividends and interest                                                                        1,239
       Securities sold                                                                               3,289
       Other                                                                                             1
                                                                                                ----------
           Total assets                                                                          1,664,463
                                                                                                ----------
LIABILITIES
   Payables:
       Upon return of securities loaned                                                              2,100
       Securities purchased                                                                          3,178
       Capital shares redeemed                                                                         325
   Accrued management fees                                                                             899
   Accrued transfer agent's fees                                                                        40
   Other accrued expenses and payables                                                                 121
                                                                                                ----------
           Total liabilities                                                                         6,663
                                                                                                ----------
               Net assets applicable to capital shares outstanding                              $1,657,800
                                                                                                ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                              $1,129,977
   Accumulated undistributed net investment income                                                   8,536
   Accumulated net realized gain on investments                                                     86,537
   Net unrealized appreciation of investments                                                      432,750
                                                                                                ----------
               Net assets applicable to capital shares outstanding                              $1,657,800
                                                                                                ==========
   Net asset value, redemption price, and offering price per share:
           Fund Shares (net assets of $1,007,712/45,779
               capital shares outstanding, no par value)                                        $    22.01
                                                                                                ==========
           Institutional Shares (net assets of $640,281/29,100 capital
               shares outstanding, no par value)                                                $    22.00
                                                                                                ==========
           Adviser Shares (net assets of $9,807/448
               capital shares outstanding, no par value)                                        $    21.91
                                                                                                ==========

See accompanying notes to financial statements.

================================================================================

24  | USAA VALUE FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2018

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $145)                                             $ 33,181
   Interest                                                                                           381
   Securities lending (net)                                                                            43
                                                                                                 --------
       Total income                                                                                33,605
                                                                                                 --------
EXPENSES
   Management fees                                                                                 11,004
   Administration and servicing fees:
       Fund Shares                                                                                  1,468
       Institutional Shares                                                                           624
       Adviser Shares                                                                                  15
   Transfer agent's fees:
       Fund Shares                                                                                  1,188
       Institutional Shares                                                                           624
       Adviser Shares                                                                                   1
   Distribution and service fees (Note 7):
       Adviser Shares                                                                                  24
   Custody and accounting fees:
       Fund Shares                                                                                    105
       Institutional Shares                                                                            65
       Adviser Shares                                                                                   1
   Postage:
       Fund Shares                                                                                     53
   Shareholder reporting fees:
       Fund Shares                                                                                     35
   Trustees' fees                                                                                      33
   Registration fees:
       Fund Shares                                                                                     43
       Institutional Shares                                                                            22
       Adviser Shares                                                                                  17
   Professional fees                                                                                   92
   Other                                                                                               29
                                                                                                 --------
           Total expenses                                                                          15,443
                                                                                                 --------
NET INVESTMENT INCOME                                                                              18,162
                                                                                                 --------

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments                                                                               $104,388
       Foreign currency transactions                                                                   (2)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                                 25,409
                                                                                                 --------
           Net realized and unrealized gain                                                       129,795
                                                                                                 --------
   Increase in net assets resulting from operations                                              $147,957
                                                                                                 ========

See accompanying notes to financial statements.

================================================================================

26  | USAA VALUE FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------------------------------

                                                                                 2018               2017
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                   $   18,162         $   20,260
   Net realized gain on investments                                           104,388             98,299
   Net realized loss on foreign currency transactions                              (2)                 -
   Change in net unrealized
       appreciation/(depreciation) of investments                              25,409             90,231
                                                                           -----------------------------
       Increase in net assets resulting from operations                       147,957            208,790
                                                                           -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                             (9,526)           (12,200)
       Institutional Shares                                                    (6,564)            (8,357)
       Adviser Shares                                                             (68)              (103)
                                                                           -----------------------------
            Total distributions of net investment income                      (16,158)           (20,660)
                                                                           -----------------------------
   Net realized gains:
       Fund Shares                                                            (59,944)           (23,765)
       Institutional Shares                                                   (37,650)           (15,022)
       Adviser Shares                                                            (620)              (258)
                                                                           -----------------------------
            Total distributions of net realized gains                         (98,214)           (39,045)
                                                                           -----------------------------
       Distributions to shareholders                                         (114,372)           (59,705)
                                                                           -----------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                                 50,610             39,314
   Institutional Shares                                                        35,983             10,807
   Adviser Shares                                                                 (18)              (106)
                                                                           -----------------------------
       Total net increase in net assets from capital
            share transactions                                                 86,575             50,015
                                                                           -----------------------------
   Net increase in net assets                                                 120,160            199,100

NET ASSETS
   Beginning of year                                                        1,537,640          1,338,540
                                                                           -----------------------------
   End of year                                                             $1,657,800         $1,537,640
                                                                           =============================
Accumulated undistributed net investment income:
   End of year                                                             $    8,536         $    8,069
                                                                           =============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2018

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 50 separate funds. The USAA Value Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term growth of capital.

The Fund consists of three classes of shares: Value Fund Shares (Fund Shares), Value Fund Institutional Shares (Institutional Shares), and Value Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in

================================================================================

28  | USAA VALUE FUND

================================================================================

a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

       they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements)

================================================================================

30  | USAA VALUE FUND

================================================================================

       are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended July 31, 2018, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in

================================================================================

32  | USAA VALUE FUND

================================================================================

    accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received.
    At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. For the year ended July 31, 2018, the Fund did not receive any brokerage commission recapture credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total

================================================================================

34  | USAA VALUE FUND

================================================================================

assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2017, the maximum annual facility fee was 12.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.

For the year ended July 31, 2018, the Fund paid CAPCO facility fees of $12,000, which represents 2.0% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended July 31, 2018.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, non-REIT return of capital dividend, REIT return of capital dividend, and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $1,537,000. These reclassifications had no effect on net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

The tax character of distributions paid during the years ended July 31, 2018, and 2017, was as follows:

                                                     2018                           2017
                                                -------------------------------------------
Ordinary income*                                $ 21,897,000                    $23,540,000
Long-term realized capital gain                   92,475,000                     36,165,000
                                                ------------                    -----------
     Total distributions paid                   $114,372,000                    $59,705,000
                                                ============                    ===========

As of July 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                                 $  8,536,000
Undistributed long-term capital gains                                            86,656,000
Unrealized appreciation of investments                                          432,631,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and non-REIT return of capital dividend adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - At July 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/depreciation on investments are disclosed below:

                                                                                                  NET
                                                        GROSS               GROSS              UNREALIZED
                                                      UNREALIZED          UNREALIZED          APPRECIATION/
FUND                             TAX COST            APPRECIATION        DEPRECIATION        (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
USAA Value Fund               $1,226,572,000         $476,894,000        $(44,263,000)         $432,631,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2018, were $472,466,000 and $463,144,000, respectively.

================================================================================

36  | USAA VALUE FUND

================================================================================

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At July 31, 2018, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
      ON LOAN                    NON-CASH COLLATERAL               CASH COLLATERAL
----------------------------------------------------------------------------------
   $2,048,000                           $-                            $2,100,000

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2018, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                         YEAR ENDED              YEAR ENDED
                                       JULY 31, 2018           JULY 31, 2017
--------------------------------------------------------------------------------
                                  SHARES        AMOUNT      SHARES        AMOUNT
                                  ----------------------------------------------
FUND SHARES:
Shares sold                        5,478     $ 119,297       6,705     $ 137,918
Shares issued from
  reinvested dividends             3,176        68,754       1,721        35,535
Shares redeemed                   (6,340)     (137,441)     (6,549)     (134,139)
                                  ----------------------------------------------
Net increase from capital
  share transactions               2,314     $  50,610       1,877     $  39,314
                                  ==============================================
INSTITUTIONAL SHARES:
Shares sold                        2,751     $  59,818       4,534     $  93,612
Shares issued from
  reinvested dividends             2,043        44,214       1,133        23,375
Shares redeemed                   (3,148)      (68,049)     (5,156)     (106,180)
                                  ----------------------------------------------
Net increase from capital
  share transactions               1,646     $  35,983         511     $  10,807
                                  ==============================================
ADVISER SHARES:
Shares sold                            1     $      30           2     $      43
Shares issued from
  reinvested dividends                 1            11           -*            4
Shares redeemed                       (3)          (59)         (7)         (153)
                                  ----------------------------------------------
Net decrease from capital
  share transactions                  (1)    $     (18)         (5)    $    (106)
                                  ==============================================

*Represents less than 500 shares

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets.

================================================================================

38  | USAA VALUE FUND

================================================================================

The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.65% of the Fund's average net assets. Prior to December 1, 2017, the base investment management fee was 0.75% of the Fund's average net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Multi-Cap Value Funds Index. The Lipper Multi-Cap Value Funds Index tracks the total return performance of funds within the Lipper Multi-Cap Value Funds category.

The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    --------------------------------------------------------------------
    +/- 100 to 400                                +/- 4
    +/- 401 to 700                                +/- 5
    +/- 701 and greater                           +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Multi-Cap Value Funds Index over that period, even if the class had overall negative returns during the performance period.

For the year ended July 31, 2018, the Fund incurred total management fees, paid or payable to the Manager, of $11,004,000. For the year ended July 31, 2018, the Fund Shares, Institutional Shares, and Adviser Shares did not incur any performance adjustment.

SUBADVISORY ARRANGEMENT(s) - The Manager entered into an Investment Subadvisory Agreement with Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS), under which BHMS directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). This arrangement provides for monthly fees that are paid by the Manager.

The Manager (not the Fund) pays BHMS a subadvisory fee based on the aggregate average net assets that BHMS manages in the USAA Value Fund and the USAA Growth & Income Fund combined, in the annual amount of 0.75% on the first $15 million in assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion. For the year ended July 31, 2018, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to BHMS, of $3,360,000.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended July 31, 2018, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,468,000, $624,000, and $15,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the

================================================================================

40  | USAA VALUE FUND

================================================================================

reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2018, the Fund reimbursed the Manager $19,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - The Manager agreed, through November 30, 2018, to limit the total annual operating expenses of the Adviser Shares to 1.30% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2018, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2018, the Adviser Shares did not incur any reimbursable expenses.

TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2018, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,188,000, $624,000, and $1,000, respectively. Additionally, the Adviser Shares recorded a capital contribution and receivable from SAS of less than $500 at July 31, 2018, for adjustments related to corrections to certain shareholder transactions.

DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares'

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended July 31, 2018, the Adviser Shares incurred distribution and service (12b-1) fees of $24,000.

UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 18 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of July 31, 2018, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                               OWNERSHIP %
------------------------------------------------------------------------------
Cornerstone Conservative                                              0.2

Cornerstone Equity                                                    0.7

Target Retirement Income                                              0.8

Target Retirement 2020                                                2.3

Target Retirement 2030                                                6.9

Target Retirement 2040                                                9.3

Target Retirement 2050                                                5.7

Target Retirement 2060                                                0.6

*Represents less than 0.1%.

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At July 31, 2018, USAA and its affiliates owned 441,000 Adviser Shares, which represents 98.4% of the Adviser Shares outstanding and 0.6% of the Fund's total outstanding shares.

================================================================================

42  | USAA VALUE FUND

================================================================================

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit are effective December 1, 2018. However, Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, delayed other requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule to the Funds' financial statements and various filings.

(10) UPCOMING ACCOUNTING PRONOUNCEMENT

(ASU) 2018-13, FAIR VALUE MEASUREMENT
-------------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. The adoption of this ASU guidance is not expected to have a material impact on the financial statements and other disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED JULY 31,
                                 ----------------------------------------------------------------------------
                                       2018           2017             2016             2015             2014
                                 ----------------------------------------------------------------------------
Net asset value at
  beginning of period            $    21.55       $  19.41         $  20.50         $  20.00         $  18.37
                                 ----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                 .21            .27              .23              .20              .27
  Net realized and
    unrealized gain (loss)             1.84           2.74             (.31)            1.28             2.11
                                 ----------------------------------------------------------------------------
Total from investment
  operations                           2.05           3.01             (.08)            1.48             2.38
                                 ----------------------------------------------------------------------------
Less distributions from:
  Net investment income                (.21)          (.29)            (.23)            (.25)            (.20)
  Realized capital gains              (1.38)          (.58)            (.78)            (.73)            (.55)
                                 ----------------------------------------------------------------------------
Total distributions                   (1.59)          (.87)           (1.01)            (.98)            (.75)
                                 ----------------------------------------------------------------------------
Net asset value at end
  of period                      $    22.01       $  21.55         $  19.41         $  20.50         $  20.00
                                 ============================================================================
Total return (%)*                      9.69          15.72             (.14)            7.47            13.21
Net assets at end of
  period (000)                   $1,007,712       $936,630         $807,052         $960,925         $844,121
Ratios to average
  net assets:**
  Expenses (%)(c)                       .99           1.08(a)          1.11(a)          1.09             1.11(a),(b)
  Expenses, excluding
    reimbursements (%)(c)               .99           1.08(a)          1.11(a)          1.09             1.11(a)
  Net investment income (%)            1.10           1.37             1.28             1.06             1.55
Portfolio turnover (%)                   29             27               20               30               20

 * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**  For the year ended July 31, 2018, average net assets were $978,962,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(b) Prior to December 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.15% of the Fund Shares' average net assets.
(c) Does not include acquired fund fees, if any.

================================================================================

44 |  USAA VALUE FUND

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED JULY 31,
                                 ----------------------------------------------------------------------------
                                     2018             2017             2016             2015             2014
                                 ----------------------------------------------------------------------------
Net asset value at
  beginning of period            $  21.54         $  19.40         $  20.49         $  20.00         $  18.36
                                 ----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .23              .30              .25              .26(a)           .29
  Net realized and
    unrealized gain (loss)           1.84             2.73             (.31)            1.24(a)          2.11
                                 ----------------------------------------------------------------------------
Total from investment
  operations                         2.07             3.03             (.06)            1.50(a)          2.40
                                 ----------------------------------------------------------------------------
Less distributions from:
  Net investment income              (.23)            (.31)            (.25)            (.28)            (.21)
  Realized capital gains            (1.38)            (.58)            (.78)            (.73)            (.55)
                                 ----------------------------------------------------------------------------
Total distributions                 (1.61)            (.89)           (1.03)           (1.01)            (.76)
                                 ----------------------------------------------------------------------------
Net asset value at
  end of period                  $  22.00         $  21.54         $  19.40         $  20.49         $  20.00
                                 ============================================================================
Total return (%)*                    9.79            15.86             (.04)            7.57            13.34
Net assets at end of
  period (000)                   $640,281         $591,384         $522,721         $299,990         $330,114
Ratios to average
  net assets:**
  Expenses (%)(c)                     .91              .98(b)           .98(b)           .98             1.00(b)
  Net investment
    income (%)                       1.18             1.48             1.41             1.23             1.59
Portfolio turnover (%)                 29               27               20               30               20

 * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
** For the year ended July 31, 2018, average net assets were $624,558,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c) Does not include acquired fund fees, if any.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  45

================================================================================

ADVISER SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED JULY 31,
                                 --------------------------------------------------------------------------
                                   2018             2017             2016             2015             2014
                                 --------------------------------------------------------------------------
Net asset value at
  beginning of period            $21.46           $19.32           $20.43           $19.94           $18.29
                                 --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .15              .23              .17              .17              .25
  Net realized and
    unrealized gain (loss)         1.83             2.72             (.32)            1.26             2.08
                                 --------------------------------------------------------------------------
Total from investment
  operations                       1.98             2.95             (.15)            1.43             2.33
                                 --------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.15)            (.23)            (.18)            (.21)            (.13)
  Realized capital gains          (1.38)            (.58)            (.78)            (.73)            (.55)
                                 --------------------------------------------------------------------------
Total distributions               (1.53)            (.81)            (.96)            (.94)            (.68)
                                 --------------------------------------------------------------------------
Net asset value at
  end of period                  $21.91           $21.46           $19.32           $20.43           $19.94
                                 ==========================================================================
Total return (%)*                  9.41            15.46             (.52)            7.22            12.94
Net assets at end of
  period (000)                   $9,807           $9,626           $8,767           $9,269           $8,861
Ratios to average
  net assets:**
  Expenses (%)(d)                  1.30             1.33(a),(c)      1.42(a)          1.34             1.35(a),(b)
  Expenses, excluding
    reimbursements (%)(d)          1.30             1.38(a)          1.42(a)          1.34             1.35(a)
  Net investment income (%)         .79             1.13              .97              .82             1.30
Portfolio turnover (%)               29               27               20               30               20

 * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**  For the year ended July 31, 2018, average net assets were $9,683,000.
(a) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratio by 0.01%
(b) Prior to December 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.65% of the Adviser Shares' average net assets.
(c) Effective December 1, 2016, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.30% of the Adviser Shares' average net assets.
(d) Does not include acquired fund fees, if any.

================================================================================

46 |  USAA VALUE FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2018 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2018, through July 31, 2018.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

                                                           EXPENSE EXAMPLE |  47

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                EXPENSES PAID
                                   BEGINNING                ENDING             DURING PERIOD*
                                 ACCOUNT VALUE           ACCOUNT VALUE        FEBRUARY 1, 2018 -
                                FEBRUARY 1, 2018         JULY 31, 2018          JULY 31, 2018
                                -----------------------------------------------------------------
FUND SHARES
Actual                             $1,000.00              $  972.20                 $4.65

Hypothetical
  (5% return before expenses)       1,000.00               1,020.08                  4.76

INSTITUTIONAL SHARES
Actual                              1,000.00                 972.60                  4.26

Hypothetical
  (5% return before expenses)       1,000.00               1,020.48                  4.36

ADVISER SHARES
Actual                              1,000.00                 970.80                  6.35

Hypothetical
  (5% return before expenses)       1,000.00               1,018.35                  6.51

*Expenses are equal to the annualized expense ratio of 0.95% for Fund Shares, 0.87% for Institutional Shares, and 1.30% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (2.78)% for Fund Shares, (2.74)% for Institutional Shares, and (2.92)% for Adviser Shares for the six-month period of February 1, 2018, through July 31, 2018.

================================================================================

48  | USAA VALUE FUND

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2018

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2018, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreement between the Manager and Barrow, Hanley, Mewhinney & Strauss, Inc. (the Subadviser) with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide

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50  | USAA VALUE FUND

================================================================================

these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of senior personnel, as well as current staffing levels. The Board considered the Manager's process for monitoring the performance of the Subadviser and the Manager's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and below the median of its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee. The Board took into account management's discussion of the Fund's expenses. The Board also noted that the Fund's management fee was reduced effective December 1, 2017. The Board also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager. The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Manager after payment of the subadvisory fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison

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52  | USAA VALUE FUND

================================================================================

indicated that, among other data, the Fund's performance was below the average of its performance universe for the one-year period ended December 31, 2017, and was above the average of its performance universe for the three-, five- and ten-year periods ended December 31, 2017, and was above its Lipper index for the one-, three-, and ten-year periods ended December 31, 2017, and below its Lipper index for the five-year period ended December 31, 2017. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one- and five-year periods ended December 31, 2017, was in the top 50% of its performance universe for the three-year period ended December 31, 2017, and was in the top 30% of its performance universe for the ten-year period ended December 31, 2017. The Board took into account management's discussion of the Fund's performance, including the impact of market conditions on the Fund's performance. The Board also noted the Fund's strong performance over the ten-year period.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that the Manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fact that the Manager also pays the Fund's subadvisory fee. The Board also considered the fact of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Fund's Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship;
(iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a

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54  | USAA VALUE FUND

================================================================================

variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in

================================================================================

                                                     ADVISORY AGREEMENT(S) |  55

================================================================================

considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2017, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on the Board's conclusions, it determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

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56  | USAA VALUE FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 56 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

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58  | USAA VALUE FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

60  | USAA VALUE FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over ten years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA
        Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance
        Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

62  | USAA VALUE FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present).

JON K. HADFIELD
Secretary
Born: September 1974
Year of Appointment: 2017

Assistant Vice President, Securities Attorney, FASG Counsel, USAA
(1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.

KRISTEN MILLAN
Assistant Secretary
Born: April 1983
Year of Appointment: 2017

Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-9/17); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Investment and Financial Administration, USAA
(04/12-present); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13).
Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

64  | USAA VALUE FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
       USAA                                                          PRSRT STD
       9800 Fredericksburg Road                                    U.S. Postage
       San Antonio, TX 78288                                           PAID
                                                                       USAA
                                                                  --------------

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40846-0918                                   (C)2018, USAA. All rights reserved.


ITEM 2. CODE OF ETHICS.

On September 24, 2014, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, and September 24, 2014, respectively, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley as the Board's audit committee financial experts. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee, and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 50 funds in all. Only 13 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended
July 31, 2018 and 2017 were $469,300 and $490,103, respectively.

(b) AUDIT RELATED FEE. All services are required to be pre-approved. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related Services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2018 and 2017 were $73,563 and $71,420, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for assistance with PFIC Analyzer Service, tax consulting services, and tax reclaim advisory service for fiscal years ended July 31, 2018 and 2017 were $33,224 and $133,746, respectively.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2018 and 2017.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant, the investment adviser, USAA Asset Management Company (AMCO) and its affiliate, USAA Investment Management Company (IMCO), and the Funds' transfer agent, SAS, for July 31, 2018 and 2017 were $182,697 and $279,626, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO and IMCO in 2018 and 2017 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the Report to Stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to open-end management investment companies.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by AMCO or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.

ITEM 11. CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Trust's internal controls over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust's internal control over financial reporting

ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:

                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

         - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
         - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
         - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
         - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
         - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
         - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.



Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.

Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

Approved and adopted by the Investment Code of Ethics Committee:
August 27, 2014

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 24, 2014

Approved and adopted by the Investment Code of Ethics Committee:
August 24, 2015

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 22, 2015

Approved and adopted by the Investment Code of Ethics Committee:
September 9, 2016

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 21, 2016

Approved and adopted by the Investment Code of Ethics Committee:
August 22, 2017:

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust and USAA ETF Trust: September 22, 2017:

                                   APPENDIX A
                                COVERED OFFICERS


PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



































SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2018

By:*     /s/ Kristen Millan
         --------------------------------------------------------------
         Signature and Title:  Kristen Millan, Assistant Secretary

Date:        09/24/2018
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:        09/27/2018
         ------------------------------


By:*     /s/ James K. De Vries
         -----------------------------------------------------
         Signature and Title:  James K. De Vries, Treasurer

Date:      09/27/2018
         -----------------------------

*Print the name and title of each signing officer under his or her signature.